          As filed with the Securities and Exchange Commission on April 11, 2005
                                               Securities Act File No. 033-23512
                                       Investment Company Act File No. 811-05629

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

          Registration Statement Under The Securities Act Of 1933         /X/

                        Pre-Effective Amendment No.                       / /

                      Post-Effective Amendment No. 63                     /X/

                                  and/or

      Registration Statement Under The Investment Company Act Of 1940     /X/

                             Amendment No. 63                             /X/
                     (Check appropriate box or boxes)

                               ING INVESTORS TRUST
                 (Exact Name of Registrant Specified in Charter)

                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

              Ernest J. C'DeBaca                       With copies to:
            ING U.S Legal Services                 Jeffrey S. Puretz, Esq.
        7337 East Doubletree Ranch Road                    Dechert
             Scottsdale, AZ 85258                    1775 I Street, N.W.
    (Name and Address of Agent for Service)         Washington, DC 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

/ /    Immediately upon filing pursuant to paragraph (b)

/ /    60 days after filing pursuant to paragraph (a)(1)

/ /    75 days after filing pursuant to paragraph (a)(2)

/X/    on April 29, 2005 pursuant to paragraph (b)

/ /    on  (date), pursuant to paragraph (a)(1)

/ /    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/X/ This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                               ING INVESTORS TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    ING Investors Trust Service 2 Class Prospectus - Book 1

*    ING Investors Trust Service 2 Class Prospectus - Book 2

*    ING Investors Trust Institutional Class Prospectus - Book 1

*    ING Investors Trust Institutional Class Prospectus - Book 2

*    ING Investors Trust Adviser Class Prospectus - Book 1

*    ING Investors Trust Adviser Class Prospectus - Book 2

*    ING Investors Trust Service Class Prospectus - Book 1

*     ING Investors Trust Service Class Prospectus - Book 2

*    ING Investors Trust American Funds Prospectus

*    ING Investors Trust ING LifeStyle Portfolios Service 1 Class Prospectus

*    ING Investors Trust ING LifeStyle Portfolios Service 2 Class Prospectus

* ING Investors Trust Service 2 Class, Institutional Class and Service Class Statement of Additional Information

*    ING Investors Trust Adviser Class Statement of Additional Information

*    ING Investors Trust American Funds Statement of Additional Information

* ING Investors Trust ING LifeStyle Portfolios Service Class 1 and Service Class 2 Statement of Additional Information

*    Part C

*    Signature Page

                               ING INVESTORS TRUST
                                    ("TRUST")

                         SUPPLEMENT DATED APRIL 29, 2005
                 TO THE CURRENT PROSPECTUSES OF ALL FUNDS EXCEPT
            ING LIFESTYLE PORTFOLIOS AND ING AMERICAN FUND PORTFOLIOS

The following is added to the current Prospectus(es) of the above listed Registrant;

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

Directed Services, Inc. ("DSI"), the adviser to the Trust, has reported to the Board of Trustees (the "Board") of the Trust that, like many U.S. financial services companies, DSI and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSI has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSI reported that management of U.S. affiliates of ING Groep N.V., including DSI (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

DSI has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. DSI further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSI has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, DSI reported to the Board that, at this time, these instances include the following:

     - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.
     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.
     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.
     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

DSI reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSI advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSI reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the Trust and the other ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. DSI reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
     - The ING Funds, including the Trust, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds, including the Trust, sold to the public through financial intermediaries. ING does not make exceptions to these policies.
     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                               ING INVESTORS TRUST
                               (THE "REGISTRANT")

                         SUPPLEMENT DATED APRIL 29, 2005
                         TO THE CURRENT PROSPECTUSES OF
            ING LIFESTYLE PORTFOLIOS AND ING AMERICAN FUND PORTFOLIOS

The following is added to the current ING Lifestyles and ING American Funds Prospectus(es) of the above listed Registrant;

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

     - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.
     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.
     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.
     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://WWW.SEC.GOV. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
     - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.
     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

PROSPECTUS


APRIL 29, 2005

SERVICE 2 CLASS (FORMERLY, ADVISER CLASS)

                             BALANCED FUNDS
                               ING MFS Total Return Portfolio

                             BOND FUNDS
                               ING Limited Maturity Bond Portfolio
                               ING PIMCO Core Bond Portfolio
                               ING PIMCO High Yield Portfolio

                             INTERNATIONAL/GLOBAL FUNDS
                               ING International Portfolio
                               ING JPMorgan Emerging Markets Equity Portfolio
                                 (formerly, ING Developing World Portfolio)
                               ING Julius Baer Foreign Portfolio
                               ING Marsico International Opportunities Portfolio

                             MONEY MARKET FUND
                               ING Liquid Assets Portfolio

                             STOCK FUNDS
                               ING Eagle Asset Capital Appreciation Portfolio ING Evergreen Health Sciences Portfolio
                               ING Evergreen Omega Portfolio
                               ING Janus Contrarian Portfolio
                                 (formerly, ING Janus Special Equity Portfolio)
                               ING JPMorgan Small Cap Equity Portfolio
                               ING JPMorgan Value Opportunities Portfolio
                               ING Legg Mason Value Portfolio
                               ING Marsico Growth Portfolio
                               ING MFS Mid Cap Growth Portfolio
                               ING MFS Utilities Portfolio
                               ING Oppenheimer Main Street Portfolio(R)
                                 (formerly, ING MFS Research Portfolio)
                               ING Pioneer Fund Portfolio
                               ING Pioneer Mid Cap Value Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE 2 CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THE PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
INTRODUCTION
   ING Investors Trust                                                         2
   Investment Adviser                                                          2
   Portfolios and Portfolio Managers                                           2
   Classes of Shares                                                           2
   Investing through your Variable Contract
     or Qualified Plan                                                         2
   Why Reading this Prospectus is Important                                    2

DESCRIPTION OF THE PORTFOLIOS
   ING Eagle Asset Capital Appreciation Portfolio                              3
   ING Evergreen Health Sciences Portfolio                                     6
   ING Evergreen Omega Portfolio                                               8
   ING International Portfolio                                                 9
   ING Janus Contrarian Portfolio                                             12
   ING JPMorgan Emerging Markets Equity Portfolio                             15
   ING JPMorgan Small Cap Equity Portfolio                                    18
   ING JPMorgan Value Opportunities Portfolio                                 21
   ING Julius Baer Foreign Portfolio                                          23
   ING Legg Mason Value Portfolio                                             26
   ING Limited Maturity Bond Portfolio                                        29
   ING Liquid Assets Portfolio                                                33
   ING Marsico Growth Portfolio                                               37
   ING Marsico International Opportunities Portfolio                          40
   ING MFS Mid Cap Growth Portfolio                                           42
   ING MFS Total Return Portfolio                                             45
   ING MFS Utilities Portfolio                                                50
   ING Oppenheimer Main Street Portfolio(R)                                   52
   ING PIMCO Core Bond Portfolio                                              55
   ING PIMCO High Yield Portfolio                                             58
   ING Pioneer Fund Portfolio                                                 60
   ING Pioneer Mid Cap Value Portfolio                                        62

PORTFOLIO FEES AND EXPENSES                                                   64

SUMMARY OF PRINCIPAL RISKS                                                    66

MORE INFORMATION
   Percentage and Rating Limitation                                           73
   A Word about Portfolio Diversity                                           73
   Additional Information about the Portfolios                                73
   Non-Fundamental Investment Policies                                        73
   Temporary Defensive Positions                                              73
   Administrative Services                                                    73
   Portfolio Distribution                                                     74
   Additional Information Regarding the Classes of Shares
     Rule 12b-1 Distribution Fees                                             74
     Service Fees                                                             75
   How We Compensate Entities Offering Our
     Portfolios as Investment Options in their Insurance Products             75
   Interests of the Holders of Variable Insurance Contracts and
     Policies and Qualified Retirement Plans                                  76
   Frequent Trading - Market Timing                                           76
   Portfolio Holdings Disclosure Policy                                       77
   Reports to Shareholders                                                    77
   Custodian
   Legal Counsel
   Independent Registered Public Accounting Firm

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                                                78
   Management Fee                                                             78
NET ASSET VALUE                                                               79
TAXES AND DISTRIBUTIONS                                                       80
FINANCIAL HIGHLIGHTS                                                          81
TO OBTAIN MORE INFORMATION                                                  Back
ING INVESTORS TRUST TRUSTEES                                                Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING Eagle Asset Capital Appreciation Portfolio - Eagle Asset Management, Inc. ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC
ING International Portfolio - ING Investment Management Co.
ING Janus Contrarian Portfolio - Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio - J.P. Morgan Investment Management Inc.
ING JPMorgan Small Cap Equity Portfolio - J.P. Morgan Investment Management Inc. ING JPMorgan Value Opportunities Portfolio - J.P. Morgan Investment Management Inc.
ING Julius Baer Foreign Portfolio - Julius Baer Investment Management LLC
ING Legg Mason Value Portfolio - Legg Mason Funds Management, Inc.
ING Limited Maturity Bond Portfolio - ING Investment Management Co.
ING Liquid Assets Portfolio - ING Investment Management Co.
ING Marsico Growth Portfolio - Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio - Marsico Capital Management, LLC
ING MFS Mid Cap Growth Portfolio - Massachusetts Financial Services Company
ING MFS Utilities Portfolio - Massachusetts Financial Services Company
ING MFS Total Return Portfolio - Massachusetts Financial Services Company
ING Oppenheimer Main Street Portfolio(R) - OppenheimerFunds, Inc.
ING PIMCO Core Bond Portfolio - Pacific Investment Management Company LLC
ING PIMCO High Yield Portfolio - Pacific Investment Management Company LLC
ING Pioneer Fund Portfolio - Pioneer Investment Management, Inc.
ING Pioneer Mid Cap Value Portfolio - Pioneer Investment Management, Inc.

CLASSES OF SHARES


Pursuant to a multiple class plan (the "Plan"), each Portfolio, (except ING Liquid Assets Portfolio), offers four classes of shares. This Prospectus relates only to the Service 2 Class ("Service 2") shares. For more information about share classes, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Shares of the Portfolios of the Trust may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Class S shares, which are not offered in this Prospectus, also may be made available to investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

Eagle Asset Management, Inc. ("Eagle Asset")

INVESTMENT OBJECTIVE

Capital appreciation. Dividend income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The equity securities in which the Portfolio invests include common stocks, securities convertible into common stocks, options on equities and rights and warrants.

Eagle Asset picks stocks from the 500 largest names in the Russell 1000(R) Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses without competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The portfolio management team ("team") then develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager on the team responsible for stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, the team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return, given the level of risk.

The Portfolio may invest up to 25% of its total assets in foreign issuers. The Portfolio may write covered put and call options and may purchase protective puts. It may also purchase uncovered puts and calls that expose up to 55% of the Portfolio's total assets, and may enter into financial futures contracts and options thereon and currency hedging transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995    35.02
1996    10.47
1997    27.09
1998     1.39
1999     0.37
2000     8.60
2001    (4.58)
2002   (17.17)
2003    25.05
2004    14.72

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                        5 YEARS             10 YEARS
                                                      (OR LIFE OF         (OR LIFE OF
                                           1 YEAR        CLASS)               CLASS)
SERVICE 2 RETURN                            14.72%       15.54%                N/A
S&P 500 Index                               10.88%       14.77%(2)             N/A
Russell 1000(R) Index                       11.40%       15.41%(2)             N/A
CLASS S RETURN                              14.72%        4.26%               9.06%
S&P 500 Index                               10.88%       (2.30)%             12.07%(2)
Russell 1000(R) Index                       11.40%       (1.76)%             12.16%(2)


                                  BEST QUARTER


Quarter Ended 12/31/98                                                    17.29%


                                  WORST QUARTER


Quarter Ended 9/30/02                                                    (18.74)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.


(2) Index returns for the Service 2 shares are for the period beginning September 1, 2002. Index returns for the Class S shares are for the period beginning January 3, 1995.


MORE ON THE PORTFOLIO MANAGER


Eagle Asset has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2004, Eagle Asset had over $10.4 billion in client assets under management. The principal address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Richard Skeppstrom, II           Managing Director, Conservative Large Cap
                                 Equity Portfolio Co-Manager

                                 Mr. Skeppstrom has 15 years of investment experience and has been with Eagle Asset since
                                 2001. From 1992 to 2001, Mr. Skeppstrom was the
                                 Senior Portfolio Manager for the Conservative
                                 Large Cap product at Evergreen Investment
                                 Management and co-manager of the Evergreen
                                 Capital Growth Fund.

Robert R. Marshall               Conservative Large-Cap Equity Portfolio
                                 Co-Manager

                                 Mr. Marshall has 17 years of investment
                                 experience and came to Eagle Asset in 2002 after nearly 8 years at Wachovia Securities where he was a Director and Senior Vice
                                 President of Equity Research.

E. Craig Dauer                   Conservative Large Cap Equity Portfolio
                                 Co-Manager

                                 Mr. Dauer came to Eagle Asset in 2001 and has 11 years of investment experience. From 1999 to 2001, Mr. Dauer was a Portfolio Co-Manager for the Evergreen Investment Management
                                 Conservative Large Cap product. He also served as an Equity Analyst with First Union Capital
                                 Markets.

John G. Jordan, III, CFA         Conservative Large Cap Equity Portfolio
                                 Co-Manager

                                 Mr. Jordan came to Eagle Asset in 2001 and has 14 years of investment experience. From 1999 to 2001, Mr. Jordan was a Portfolio Co-Manager for the Conservative Large Cap product at Evergreen
                                 Investment Management. He also served as a portfolio manager and research analyst at Thompson, Siegel, and Walmsley. Mr. Jordan is a
                                 Chartered Financial Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE


Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, I.E., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 2 shares commenced operations on May 5, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247.7 billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Liu-Er Chen, CFA                 Mr. Chen joined EIMC in 1995 where he serves as
                                 Managing Director and Senior Portfolio Manager.
                                 He is a Chartered Financial Analyst and has
                                 managed the Portfolio since May 1, 2004. Mr.Chen
                                 brings to his position more than 7 years of
                                 investment experience. Prior to his association
                                 with EIMC, he spent three years in the
                                 strategic planning areas of U.S. and German
                                 pharmaceutical companies.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 2 shares commenced operations on May 13, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247.7 billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Maureen E. Cullinane, CFA        Ms. Cullinane joined EIMC in 1974 where she
                                 serves as Managing Director and Senior
                                 Portfolio Manager. She is a Chartered Financial
                                 Analyst and has managed the Portfolio since May
                                 1, 2004. Ms. Cullinane brings to her position
                                 more than 25 years of experience in the
                                 investment management industry.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid-and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.


The Portfolio Manager primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

              ING INTERNATIONAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002    (16.27)
2003     29.07
2004     16.47

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                    5 YEARS
                                                                  (OR LIFE OF
                                                         1 YEAR      CLASS)
SERVICE 2 RETURN                                         16.47%      18.19%
MSCI EAFE Index                                          20.70%      22.21%(2)
CLASS S RETURN                                           16.53%       7.98%
MSCI EAFE Index                                          20.70%      12.31%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03                                                   16.13%


                                  WORST QUARTER


Quarter Ended 9/30/02                                                   (21.06)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations December 17, 2001, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.


(2) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning January 1, 2002.


MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York, 10169.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Richard T. Saler                 Senior Vice President and Portfolio Manager at
                                 ING IM. Mr. Saler was Senior Vice President and
                                 Director of International Equity Investment
                                 Strategy at Lexington Management Corporation,
                                 which was acquired by ING IM's parent company
                                 in July 2000.

Phillip A. Schwartz              Senior Vice President and Portfolio Manager at
                                 ING IM. Mr. Schwartz was Senior Vice President
                                 and Director of International Equity Investment
                                 Strategy at Lexington Management Corporation,
                                 which was acquired by ING IM's parent company
                                 in July 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JANUS CONTRARIAN PORTFOLIO

PORTFOLIO MANAGER

Janus Capital Management LLC ("Janus Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio Manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The Portfolio Manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the Portfolio Manger. Changes are made in the portfolio of securities in which the Portfolio invests whenever the Portfolio Manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK
                             SPECIAL SITUATIONS RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING JANUS CONTRARIAN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001     (5.15)
2002    (26.07)
2003     50.24
2004     16.93

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                    5 YEARS
                                                                  (OR LIFE OF
                                                        1 YEAR       CLASS)
SERVICE 2 RETURN                                          16.93%     26.12%
S&P 500 Index                                             10.88%     14.77%(2)
CLASS S RETURN                                            16.97%      2.24%
S&P 500 Index                                             10.88%     (2.33)%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03                                                   27.24%


                                  WORST QUARTER


Quarter Ended 9/30/02                                                   (20.35)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations October 2, 2000, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Janus Capital and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2004, Janus Capital managed over $139 billion in assets. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.


Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCG") and owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in financial asset management businesses.


The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
David C. Decker                  Executive Vice President and portfolio manager
                                 of the Portfolio since its inception.

                                 Mr. Decker joined Janus Capital in 1992 and has managed various other mutual funds and private accounts since that time. Mr. Decker holds a Master's of Business Administration degree in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts
                                 University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.


The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets Index"). The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.


While the Portfolio invests primarily in equities, it may also invest in debt securities. The Portfolio may invest in high yield securities which are below investment grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into "dollar-rolls," in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.

In managing the Portfolio, the Portfolio Manager seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Portfolio Manager is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system.


Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK

                              HIGH-YIELD BOND RISK

                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

   ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999     61.44
2000    (33.89)
2001     (5.39)
2002    (10.85)
2003     46.25
2004     17.68

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged index that is comprised of equity securities in emerging markets. It is not possible to invest directly in the MSCI Emerging Markets Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                       5 YEARS            10 YEARS
                                     1 YEAR      (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
SERVICE 2 RETURN                     17.68%             25.28%               N/A
MSCI Emerging Markets Index          25.95%             32.62%(3)            N/A
CLASS S RETURN                       17.57%             (0.81)%             1.98%
MSCI Emerging Markets Index          25.95%              4.62%              6.42%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                                                   31.46%


                                  WORST QUARTER


Quarter Ended 9/30/01                                                    (22.83)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations February 18, 1998, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.


(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since April 29, 2005. ING Investment Management Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2004. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


(3) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning March 1, 1998.

MORE ON THE PORTFOLIO MANAGER

JPMorgan serves as the Portfolio Manager to the Portfolio and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Austin Forey                     Mr. Forey is a Managing Director who has been
                                 employed by JPMorgan (or one of its affiliates)
                                 since 1988.

Richard Schmidt                  Mr. Schmidt is a Managing Director who has been
                                 employed by JPMorgan (or one of its affiliates)
                                 since 1988.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital growth over the long term.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Small-cap companies are companies with market capitalization equal to those within a universe of Russell 2000(R) Index stocks. Market capitalization is the total market value of a company's shares.

The Portfolio focuses on companies that appear attractive relative to other companies in the same economic sector based on both a number of quantitative factors including valuation and improving fundamentals as well as the fundamental stock and industry insights of the sector specific research and portfolio management teams.

The Portfolio Manager then uses a disciplined, systematic portfolio construction process to overweight the stocks that are the most attractive and underweight those stocks that it believes are the least attractive while trying to minimize uncompensated risks relative to the benchmark.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                             PORTFOLIO TURNOVER RISK

                                    REIT RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table of the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

      ING JPMORGAN SMALL CAP EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003    33.84
2004    25.79

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000(R) Index and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"). The Russell 2000(R) Index represents the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The S&P 600 SmallCap 600 Index is an unmanaged market-value weighted index consisting of 600 domestic stocks, representing all major industries in the small-capitalization of the U.S. stock market. The Russell 2000(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 2000(R) Index is a more appropriate index than the S&P SmallCap 600 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     09/09/02
                                                          1 YEAR    (INCEPTION)
Service 2 Return                                           25.79%     23.20%
Russell 2000(R) Index                                      18.33%     26.07%
S&P SmallCap 600 Index                                     22.65%     24.79%(3)


                                  BEST QUARTER


Quarter Ended 6/30/03                                                     15.21%


                                  WORST QUARTER


Quarter Ended 3/31/03                                                     (4.55)%


(1) The performance information presented above is for December 31 of each year or period.

(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since May 1, 2002.

(3)  Index return is for the period beginning September 1, 2002.


MORE ON THE PORTFOLIO MANAGER

JPMorgan has managed the Portfolio since its inception and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Christopher T. Blum              Mr. Blum, Vice President, is a portfolio
                                 manager in the U.S. Small Cap Equity Group. An
                                 employee since 1996, he rejoined JPMorgan in
                                 2001 and is currently responsible for managing
                                 structured small-cap core and small-cap value
                                 accounts. Prior to 2001, Mr. Blum spent two
                                 years as a research analyst responsible for the
                                 valuation and acquisition of private equity
                                 assets at Pomona Capital.

Dennis S. Ruhl                   Mr. Ruhl, Vice President, is a portfolio
                                 manager in the U.S. Small Cap Equity Group. An
                                 employee of JPMorgan since 1999, his current
                                 responsibilities include managing structured
                                 small cap core and value accounts.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE


Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization companies while those above $5 billion are considered large-capitalization companies. Market capitalization is the total market value of a company's shares. The Portfolio Manager builds a portfolio that they believe have characteristics of undervalued securities.


Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Portfolio may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                               INTEREST RATE RISK
                              INVESTMENT STYLE RISK
                           MARKET CAPITALIZATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Bradford L. Frishberg            Mr. Frishberg, Managing Director, founded and
                                 leads JPMorgan's large cap Active Value
                                 strategies in the U.S. Equity group. An
                                 employee since 1996, he was previously a
                                 portfolio manager in JPMorgan's London office,
                                 then moved to JPMorgan's Tokyo office before
                                 returning to New York in 2000. Prior to that,
                                 Mr. Frishberg managed portfolios for Aetna
                                 Investment Management in Hong Kong. He holds a
                                 B.A. in business economics from Brown
                                 University and an M.A. degree in economics from
                                 Trinity College. He is also a CFA
                                 charterholder.

Alan Gutmann                     Mr. Gutmann, Vice President and a new member of
                                 the team, has worked for JPMorgan since 2003,
                                 prior to which he was a research analyst and
                                 portfolio manager at Neuberger Berman in 2002,
                                 at First Manhattan Co. in 2001 and Oppenheimer
                                 Capital from 1991-2000.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JULIUS BAER FOREIGN PORTFOLIO

PORTFOLIO MANAGER

Julius Baer Investment Management LLC ("JBIM")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stock, American depositary receipts, European depositary receipts, Global depositary receipts, convertible securities, rights, warrants, and other investment companies, including exchange traded funds.

In selecting investments for the Portfolio, the Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the U.S.

The Portfolio Manager manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Portfolio Manager chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Portfolio Manager considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as "emerging markets". It presently does not anticipate investing more than 25% of its total assets in such securities. The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as "junk bonds". The Portfolio may invest in derivatives such as futures, options, and swaps as a hedging technique or in futherance of its investment objective.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its net assets.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

         ING JULIUS BAER FOREIGN PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003    30.79
2004    17.86

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     09/09/02
                                                         1 YEAR    (INCEPTION)
Service 2 Return                                          17.86%      19.05%
MSCI EAFE Index                                           20.70%      22.21%(3)


                                  BEST QUARTER


Quarter Ended 6/30/03                                                     19.89%


                                  WORST QUARTER


Quarter Ended 3/31/03                                                     (9.76)%


(1) The performance information presented above is for December 31 of each year or period.


(2) Julius Baer Investment Management LLC has managed the Portfolio since September 2, 2003. J.P. Morgan Investment Management Inc. managed the Portfolio from May 1, 2002 until September 1, 2003.


(3)  Index return is for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER


Since September 2, 2003, JBIM has served as the Portfolio Manager to the Portfolio. JBIM is a registered investment adviser wholly owned by Julius Baer Securities, which in turn is wholly owned by Julius Baer Holding AG. JBIM specializes in the management of international and global equities, fixed-income securities and alternative investments. As of December 31, 2004, JBIM managed over $24.3 billion in assets. The principal address of JBIM is 330 Madison Avenue, New York, New York 10017.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Rudolph-Riad Younes, CFA         Senior Vice President and Head of International
                                 Equity; has been with the Julius Baer
                                 organization since September 1993.

Richard Pell                     Senior Vice President and Chief Investment
                                 Officer; has been with the Julius Baer
                                 organization since January 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LEGG MASON VALUE PORTFOLIO

PORTFOLIO MANAGER

Legg Mason Funds Management, Inc. ("Legg Mason")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities, including foreign securities. The securities may be listed on a securities exchange or traded in the over-the-counter markets. The Portfolio Manager follows its value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Portfolio Manager's assessment of their intrinsic value. Intrinsic value, according to the Portfolio Manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more. It should be noted that in this description of the criteria for selecting securities the word "value" is used in its academic sense rather than in the context often seen in current industry literature of "value" and "growth." Thus the Portfolio Manager may invest in securities which some analysts consider to be "value stocks" or "growth stocks." The Portfolio Manager takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio Manager generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The Portfolio Manager may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the manager to offer the potential for long-term growth of capital, when an investment opportunity arises that the manager believes is more compelling, or to realize gains or limit potential losses.

The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."


Subject to shareholder approval, the Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default of the poor earnings of the issuer.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                               OTC INVESTMENT RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING LEGG MASON VALUE PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001     (9.65)
2002    (19.53)
2003     22.30
2004     13.66

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                    5 YEARS
                                                                  (OR LIFE OF
                                                         1 YEAR      CLASS)
SERVICE 2 RETURN                                          13.66%     14.48%
S&P 500 Index                                             10.88%     14.77%(3)
CLASS S RETURN                                            13.70%      0.21%
S&P 500 Index                                             10.88%     (2.38)%(3)


                                  BEST QUARTER

Quarter Ended 12/31/04                                                    15.09%


                                  WORST QUARTER


Quarter Ended 9/30/02                                                    (15.29)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations October 2, 2000, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Legg Mason Funds Management, Inc. has managed the Portfolio since May 3, 2004. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004.

(3) Index return for Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Prior to May 3, 2004, Janus Capital Management LLC served as Portfolio Manager to the Portfolio. Since May 3, 2004, Legg Mason has served as the Portfolio Manager to the Portfolio. Founded in 1982, Legg Mason is a wholly owned subsidiary of Legg Mason, Inc. and is a specialist in the management of U.S. large-cap equities.

The principal address of Legg Mason is 100 Light St., Baltimore, MD 21202. As of December 31, 2004, Legg Mason managed over $48.8 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Mary Chris Gay                   Ms. Gay, Senior Vice President and Portfolio
                                 Manager, is responsible for the day-to-day
                                 management of the Portfolio and for
                                 implementing the investment strategies pursued
                                 by a master portfolio managed by Bill Miller,
                                 Legg Mason's Chief Investment Officer and the
                                 creator of Legg Mason's investment process. Ms.
                                 Gay implements such strategies, subject to the
                                 Portfolio's investment objectives,
                                 restrictions, cash flows, and other
                                 considerations, which may be different from
                                 those of the master portfolio.

                                 Ms. Gay has been employed by one or more subsidiaries of Legg Mason since 1989. She is currently also a Senior Vice President for Legg
                                 Mason Capital Management, Inc. and manages several domestic and international mutual funds and pooled investment vehicles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LIMITED MATURITY BOND PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.


The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

     - ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;

     - YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;

     - SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and

     - SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines at the time of investment that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.


The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities.


In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The Portfolio may also lend its securities.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                             PORTFOLIO TURNOVER RISK

                                    REIT RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of Service 2 shares, from year-to-year.


[CHART]

        ING LIMITED MATURITY BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995    11.54
1996     4.17
1997     6.50
1998     6.69
1999     0.97
2000     7.55
2001     8.67
2002     7.07
2003     2.71
2004     1.23


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of Service 2 shares, to that of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. It is not possible to invest directly in the Lehman Brothers 1-3 Year Government/Credit Bond Index.

                            AVERAGE ANNUAL RETURNS(1)



                                               1 YEAR     5 YEARS   10 YEARS
Class S Return                                  1.23%       5.41%     5.67%
Lehman Brothers 1-3 Year
 Government/Credit Bond Index                   1.30%       5.41%     5.98%


                                  BEST QUARTER


Quarter Ended 9/30/01                                                      4.16%


                                  WORST QUARTER


Quarter Ended 6/30/03                                                     (0.98)%



(1) The performance information above is as of December 31 for each year for Class S shares. Service 2 shares had not commenced operations in 2004 and therefore does not have a full calendar year of performance for 2004. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., has served as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately held managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect, wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York 10169.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
James B. Kauffmann               Mr. Kauffmann has been employed by ING IM's
                                 investment management operations since 1996 and
                                 has over 18 years of investment experience.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LIQUID ASSETS PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

High level of current income consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

Step One:       The Portfolio Manager actively maintains a formal approved list of high quality companies;

Step Two:       Securities of approved list issuers that meet maturity
                guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment;

Step Three:     Eligible securities are reviewed to ensure that an investment in such securities would not cause the Portfolio to exceed its diversification limits; and

Step Four:      The Portfolio Manager makes yield curve positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates.

Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

     - QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio;

     - MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days; and

     - DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.


The Portfolio may invest in U.S. dollar-denominated money market instruments including, but not limited to:


     -  U.S. Treasury and U.S. government agency securities;

     -  fully collateralized repurchase agreements;

     - bank obligations, including certificates of deposit, time deposits, and bankers' acceptances;

     -  commercial paper;

     -  asset-backed securities;

     - variable or floating rate securities, including variable rate demand obligations;

     - debt securities with special features such as puts, or maturity extension arrangements;

     -  short-term corporate debt securities other than commercial paper;

     -  U.S. dollar-denominated foreign securities;

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

     -  shares of other investment companies (not to exceed 10%);

     -  credit-linked notes

     -  reverse repurchase agreements;

     -  structured securities; and

     -  Guaranteed Investment Contracts.

Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.

The Portfolio may lend up to 33 1/3% of its total assets. The Portfolio may also borrow up to 10% of its net assets (up to 25% to meet redemptions).

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                           GOVERNMENT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             SECURITIES LENDING RISK

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

              ING LIQUID ASSETS PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995    5.37
1996    4.82
1997    4.93
1998    4.88
1999    4.59
2000    5.88
2001    3.71
2002    1.28
2003    0.60
2004    0.77

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the iMoneyNet First Tier Retail Index. The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. It is not possible to invest directly in the iMoneyNet First Tier Retail Index.


                            AVERAGE ANNUAL RETURNS(1)



                                                        5 YEARS
                                                      (OR LIFE OF
                                              1 YEAR     CLASS)     10 YEARS
SERVICE 2 RETURN                               0.77%     0.74%         N/A
iMoneyNet First Tier Retail Index              1.43%     0.62%(2)      N/A
CLASS S RETURN                                 0.75%     2.42%        3.68%
iMoneyNet First Tier Retail Index              1.43%     3.12%        4.43%


                                  BEST QUARTER


Quarter Ended 9/30/00                                                      1.52%


                                  WORST QUARTER


Quarter Ended 12/31/03                                                     0.11%


(1) The performance information presented above is as of December 31 for each year. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio, which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.


(2) Index return for Service 2 shares is for the period beginning September 1, 2002.

The Portfolio's 7-day yield as of December 31, 2004 was 1.36%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York 10169.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
David S. Yealy                   Mr. Yealy joined ING IM in November 2004 and
                                 has over 18 years of investment experience.
                                 Prior to joining ING IM, he was a Managing
                                 Director with Trusco Capital Management
                                 ("Trusco") where he was responsible for over $9
                                 billion of assets under management. Mr. Yealy
                                 joined Trusco in 1991 and during his 13-year
                                 tenure he was instrumental in the development
                                 and marketing of that firm's cash management
                                 business.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach generally takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manger also may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

The Portfolio may also invest in:

     -  foreign securities (including in emerging or developing markets);

     -  forward foreign currency contracts, futures and options;

     -  debt securities;

     -  high-yield bonds (up to 35%) of any quality; and

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector.

When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING MARSICO GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999     77.86
2000    (22.09)
2001    (30.34)
2002    (29.68)
2003     32.65
2004     12.34

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              5 YEARS      10 YEARS
                                            (OR LIFE OF   (OR LIFE OF
                                   1 YEAR     CLASS)        CLASS)
SERVICE 2 RETURN                   12.34%     18.30%         N/A
S&P 500 Index                      10.88%     14.77%(3)      N/A
CLASS S RETURN                     12.32%    (10.71)%       2.32%
S&P 500 Index                      10.88%     (2.30)%       2.74%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                                     41.26%


                                  WORST QUARTER


Quarter Ended 3/31/01                                      (24.24)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations August 14, 1998, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Marsico Capital Management, LLC has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.

(3) Index return for Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Thomas F. Marsico                Mr. Marsico is the Chief Investment Officer of
                                 Marsico and manages the investment program of
                                 the Portfolio. Mr. Marsico founded Marsico is
                                 1997, and has over 21 years of experience as a
                                 securities analyst and a portfolio manager.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world.


The Portfolio normally invests in issuers from at least three different countries not including the United States and generally maintains a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest without limit in foreign investments. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential.

Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and foreign currency contracts.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities and up to 5% of its total assets in high-yield bonds and mortgage and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business.

The Portfolio may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes.

In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                               SMALL COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
James G. Gendelman               Portfolio Manager

                                 Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since
                                 2000. Prior to joining Marsico Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst &
                                 Young from 1983 to 1985.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap(R) Growth Index at the time of the Portfolio's investment. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000(R) Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell Midcap(R) Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 31, 2004, the top of the Russell Midcap(R) Growth Index was approximately $33.84 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

The Portfolio may invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts and forward foreign currency contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest in options on securities, stock indexes and futures contracts.

The Portfolio may also invest in debt securities and up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING MFS MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999     78.81
2000      8.02
2001    (23.73)
2002    (48.89)
2003     38.98
2004     14.87

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth(R) Index. The Russell Midcap Growth(R) Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap Growth(R) Index.

                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                              5 YEARS      10 YEARS
                                            (OR LIFE OF   (OR LIFE OF
                                   1 YEAR     CLASS)        CLASS)
SERVICE 2 RETURN                   14.87%    21.70%          N/A
Russell Midcap Growth(R) Index     15.48%    24.13%(2)       N/A
CLASS S RETURN                     14.90%    (7.63)%        5.35%
Russell Midcap Growth(R) Index     15.48%    (3.36)%        5.43%(2)


                                  BEST QUARTER


Quarter Ended 12/31/99                                     41.24%


                                  WORST QUARTER


Quarter Ended 6/30/02                                      (35.86)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio, which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations August 14, 1998, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.


(2) Index return for Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning August 1, 1998.


MORE ON THE PORTFOLIO MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
David E. Sette-Ducati            Mr. Sette-Ducati, portfolio manager, is a MFS
                                 Senior Vice President and has been employed in
                                 the MFS investment management area since 2000.

Eric B. Fischman                 Mr. Fischman, portfolio manager, has been
                                 employed in the MFS investment management area
                                 since 2002. Prior to joining MFS, Mr. Fischman
                                 spent two years as an Equity Research Analyst
                                 for State Street Research and spent one year as
                                 an Equity Research Analyst intern for Dreyfus
                                 Corporation.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a "balanced fund," and invests in a combination of equity and fixed-income securities. Under normal market conditions, the Portfolio invests:

     - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and

     - at least 25%, but not more than 60%, of its net assets in non-convertible fixed-income securities.

The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.

EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

     -  a decline in the market;

     -  poor economic conditions;

     - developments that have affected or may affect the issuer of the securities or the issuer's industry; and

     -  the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -  a fixed-income stream; and

     - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

     - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities;

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

     - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio; and

     - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed-income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                                   SECTOR RISK
                           UNDERVALUED SECURITIES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING MFS TOTAL RETURN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999     3.23
2000    16.35
2001     0.34
2002    (5.23)
2003    16.40
2004    11.02

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the 60% S&P 500/40% LBAB Index ("Composite Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The LBAB Index and the Composite Index are included to provide additional comparison information. It is not possible to invest directly in the Indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                              5 YEARS      10 YEARS
                                            (OR LIFE OF   (OR LIFE OF
                                   1 YEAR     CLASS)        CLASS)
SERVICE 2 RETURN                   11.02%     12.31%         N/A
S&P 500 Index                      10.88%     14.77%(2)      N/A
LBAB Index                          4.34%      5.02%(2)      N/A
Composite Index                     8.30%     11.11%(2)      N/A
CLASS S RETURN                     10.94%      7.42%        7.40%
S&P 500 Index                      10.88%     (2.30)%       2.74%(2)
LBAB Index                          4.34%      7.71%        6.53%(2)
Composite Index                     8.30%      1.98%        4.67%(2)


                                  BEST QUARTER


Quarter Ended
6/30/03                                                    10.75%


                                  WORST QUARTER


Quarter Ended
9/30/02                                                    (8.37)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio, which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations August 14, 1998, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Index returns for the Service 2 shares are for the period beginning September 1, 2002. Index returns for the Class S shares are for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Brooks Taylor                    Mr. Taylor, Senior Vice President, portfolio
                                 manager, and leader of the team, has been
                                 employed in the MFS investment management area
                                 since 1996.

Kenneth J. Enright               Mr. Enright, Senior Vice President and
                                 portfolio manager, has been employed in the MFS
                                 investment management area since 1986.

Steven R. Gorham                 Mr. Gorham, Senior Vice President and portfolio
                                 manager, has been employed in the MFS
                                 investment management area since 1992.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Michael W. Roberge               Mr. Roberge, Senior Vice President and portfolio
                                 manager, has been employed in the MFS investment
                                 management area since 1996.

William J. Adams                 Mr. Adams, Vice President and portfolio
                                 manager, has been employed in the MFS
                                 investment management area since 1997.

William P. Douglas               Mr. Douglas, Vice President and portfolio
                                 manager, has been employed in the MFS
                                 investment management area since 2004 and has
                                 over 14 years of investment experience. Prior
                                 to 2004, Mr. Douglas spent 10 years as Vice
                                 President and Senior Mortgage Analyst for
                                 Wellington Management Company, LLP.

Alan T. Langsner                 Mr. Langsner, Vice President and portfolio
                                 manager, has been employed in the MFS
                                 investment management area since 1999.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS UTILITIES PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign (including emerging markets) companies in the utilities industry. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers a company to be in the utilities industry if, at the time of investment, the Portfolio Manager determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the Portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry are considered to include:


     - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

     - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

EQUITY INVESTMENTS. The Portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio Manager uses a bottom-up, as opposed to top-down, investment style. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager. In performing this analysis and selecting securities for the Portfolio, the Portfolio Manager places a particular emphasis on each of the following factors:

     -  the current regulatory environment;

     -  the strength of the company's management team; and

     - the company's growth prospects and valuation relative to its long-term potential.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

FIXED-INCOME INVESTMENTS. The Portfolio may invest in the following fixed-income securities: corporate bonds, mortgage-backed and asset-backed securities, U.S. government securities, and high-yield bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the Portfolio Manager's fixed-income oriented funds (including the fixed-income portion of the Portfolio) as a tool in making or adjusting the Portfolio's asset allocations to these various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities (including emerging markets securities) such as:

     -  equity securities of foreign companies in the utilities industry;

     -  fixed-income securities of foreign companies in the utilities industry;
        and

     -  fixed-income securities issued by foreign governments.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH YIELD BOND RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                               OTC INVESTMENT RISK
                                   SECTOR RISK
                             UTILITIES INDUSTRY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Maura A. Shaughnessy             Ms. Shaughnessy is a Senior Vice President and
                                 Portfolio Manager. Ms. Shaughnessy has been
                                 employed in the investment management area of
                                 MFS since 1991.

Robert D. Persons, CFA           Mr. Persons is a Vice President and Portfolio
                                 Manager. He joined MFS in 2000 and serves as an
                                 Investment Grade Fixed-Income Research Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING OPPENHEIMER MAIN STREET PORTFOLIO(R)

PORTFOLIO MANAGER

OppenheimerFunds, Inc. ("OppenheimerFunds")

INVESTMENT OBJECTIVE

Long-term growth of capital and future income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Portfolio, the portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities, and individual judgment. It should be stressed that the investment process is quantitative in nature and that fundamental and judgmental elements serve to support the quantitative models. While this process and inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

     - MULTI-FACTOR QUANTITATIVE MODELS: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid or large), industries, and value or growth styles. A group of "bottom-up" models help to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

     - FUNDAMENTAL RESEARCH: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

     - JUDGMENT: The Portfolio is then continuously rebalanced by the portfolio managers, using the tools described above.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

      ING OPPENHEIMER MAIN STREET PORTFOLIO(R) - ANNUAL TOTAL RETURNS(1)(2)

1999     24.05
2000     (4.69)
2001    (21.58)
2002    (24.99)
2003     24.37
2004     12.70

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              5 YEARS      10 YEARS
                                            (OR LIFE OF   (OR LIFE OF
                                   1 YEAR     CLASS)        CLASS)
SERVICE 2 RETURN                   12.70%     14.99%         N/A
S&P 500 Index                      10.88%     14.77%(3)      N/A
CLASS S RETURN                     12.70%     (4.70)%       1.73%
S&P 500 Index                      10.88%     (2.30)%       2.74%(3)


                                  BEST QUARTER


Quarter Ended
12/31/99                                                   21.67%


                                  WORST QUARTER


Quarter Ended
9/30/01                                                   (19.61)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations on August 14, 1998, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) OppenheimerFunds, Inc. has managed the Portfolio since November 8, 2004. Massachusetts Financial Services Company managed the Portfolio from August 10, 1998 through November 7, 2004.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index returns for the Class S shares are for the period beginning August 1, 1998.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


OppenheimerFunds, Portfolio Manager to the Portfolio, has been an investment advisor since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street - 11th Floor, New York, New York 10281-1008. The Portfolio Manager and its subsidiaries and controlled affiliates managed over $170 billion in assets as of December 31, 2004 including other Oppenheimer funds, with more than 7 million shareholder accounts.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Nikolaos D. Monoyios, CFA        Mr. Monoyios, a Certified Financial Analyst, is
                                 a Senior Vice President of OppenheimerFunds
                                 since October 2003 and is formerly Vice
                                 President of OppenheimerFunds from April 1998
                                 through September 2003. He is an Officer of 12
                                 portfolios in the OppenheimerFunds complex and
                                 has been a manager of the Portfolio since
                                 inception.

Marc Reinganum                   Dr. Reinganum is a Vice President of
                                 OppenheimerFunds since September 2002 and is
                                 the Director of Quantitative Research and
                                 Portfolio Strategist for Equities. He is
                                 formerly the Mary Jo Vaughn Rauscher Chair in
                                 Financial Investments at Southern Methodist
                                 University since 1995. At Southern Methodist
                                 University, he also served as the Director of
                                 the Finance Institute, Chairman of the Finance
                                 Department, President of the Faculty at the Cox
                                 School of Business and member of the Board of
                                 Trustee Investment Committee. He is an Officer
                                 of 8 portfolios in the OppenheimerFunds complex
                                 and has been a manager of the Portfolio since
                                 inception.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO CORE BOND PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates.

The instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible, securities, preferred stock, corporate commercial paper, Yankees and Euros; mortgaged-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities; event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; money-market instruments; collateralized debt securities; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B at the time of investment or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities, and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to non-U.S. dollar-denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest up to 10% of its total assets in securities of issuers based in countries with developing (on "emerging markets") economies.

The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING PIMCO CORE BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999    (8.76)
2000     0.80
2001     2.32
2002     8.53
2003     4.56
2004     4.73

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index ("LBAB Index"). The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. It is not possible to invest directly in the LBAB Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              5 YEARS      10 YEARS
                                            (OR LIFE OF   (OR LIFE OF
                                   1 YEAR     CLASS)        CLASS)
SERVICE 2 RETURN                   4.73%       5.32%         N/A
LBAB Index                         4.34%       5.02%(3)      N/A
CLASS S RETURN                     4.60%       4.16%        2.99%
LBAB Index                         4.34%       7.71%        6.53%(3)


                                  BEST QUARTER


Quarter Ended
9/30/01                                                     5.74%


                                  WORST QUARTER


Quarter Ended
3/31/99                                                    (5.04)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations August 14, 1998, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Pacific Investment Management Company LLC has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 a different portfolio manager managed the Portfolio, and the Portfolio's strategy to invest in bonds of global issuers was different.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.


PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.


The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Pasi Hamalainen                  Mr. Hamalainen, Managing Director, generalist
                                 portfolio manager, member of PIMCO's investment
                                 committee and head of risk oversight, joined
                                 PIMCO in 1994. He has 11 years of investment
                                 experience and holds a bachelor's degree in
                                 both electrical engineering and finance from
                                 the University of Pennsylvania and a master's
                                 degree in finance from The Wharton School at
                                 the University of Pennsylvania.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO HIGH YIELD PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE


Seeks maximum total return, consistent with the preservation of capital and prudent investment management.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Rating Service, or Fitch, or if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The remainder of the Portfolio's assets may be invested in investment grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to non-U.S. dollar denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging markets") economies.

Consistent with its investment strategy and policies, the Portfolio may invest in fixed-income instruments which include, but are not limited to: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities; preferred stock; corporate commercial paper; "Yankee" dollars and "Euro" securities; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits, and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and obligations of international agencies or supranational entities; money market instruments; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.

The Portfolio may invest in derivatives, and its net exposure to derivative securities may be equal to up to 100% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortage-or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 2 shares had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.


PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.


The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Raymond G. Kennedy               Mr. Kennedy is a Managing Director, portfolio
                                 manager, and senior member of PIMCO's
                                 investment strategy group. He manages High
                                 Yield funds and oversees bank loan trading and
                                 collateralized debt obligations. Mr. Kennedy
                                 joined the firm in 1996 and has 17 years of
                                 investment management experience. He holds a
                                 bachelor's degree from Stanford University and
                                 an Masters of Business Administration from the
                                 Anderson Graduate School of Management at the
                                 University of California, Los Angeles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER FUND PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities believed by the Portfolio Manager to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research an evaluation of the issuer based on its financial statements and operations. The Portfolio Manager also considers as well as a security's potential to provide a reasonable amount of income. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

     -  Favorable expected returns relative to perceived risk;

     -  Above average potential for earnings and revenue growth;

     - Low market valuations relative to earnings forecast, book value, cash flow and sales; and

     - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance is not provided.

MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $43 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
John A. Carey                    Mr. Carey, portfolio manager, Director of
                                 Portfolio Management, and an Executive Vice
                                 President, is responsible for the day-to-day
                                 management of the Portfolio. Mr. Carey joined
                                 Pioneer as an analyst in 1979.

Walter Hunnewell, Jr.            Mr. Hunnewell, assistant portfolio manager and
                                 Vice President, is also responsible for the
                                 day-to-day management of the Portfolio. He
                                 joined Pioneer in August 2001 and has been an
                                 investment professional since 1985. Prior to
                                 joining Pioneer, he was an independent
                                 investment manager and a fiduciary pf private
                                 asset portfolios from 2000 to 2001.



Messrs. Carey and Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the Portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the Portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

     -  Favorable expected returns relative to perceived risk;

     -  Management with demonstrated ability and commitment to the company;

     - Low market valuations relative to earnings forecast, book value, cash flow and sales;

     - Turnaround potential for companies that have been through difficult periods;

     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and

     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $43 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
J. Rodman Wright                 Mr. Wright, portfolio manager and Senior Vice
                                 President, joined Pioneer in 1994 as an analyst
                                 and has been an investment professional since
                                 1988.

Sean Gavin                       Mr. Gavin, assistant portfolio manager and Vice
                                 President, joined Pioneer in 2002 as an
                                 assistant portfolio manager. Prior to joining
                                 Pioneer, Mr. Gavin was employed as an analyst
                                 at Boston Partners from 2000 to 2002 and at
                                 Delphi Management from 1998 to 2000.



Messrs. Wright and Gavin are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These estimated expenses are based on the expenses paid by the Portfolios in the year 2004 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                SERVICE 2 SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                                             DISTRIBUTION
                                                               MANAGEMENT       (12b-1)      SHAREHOLDER        OTHER
                                                                  FEE           FEE(2)       SERVICES FEE    EXPENSES(3)
------------------------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation Portfolio                       0.66%           0.25%           0.25%          0.01%
ING Evergreen Health Sciences Portfolio                              0.75%           0.25%           0.25%            --
ING Evergreen Omega Portfolio                                        0.60%           0.25%           0.25%            --
ING International Portfolio                                          1.00%           0.25%           0.25%          0.01%
ING Janus Contrarian Portfolio                                       0.80%           0.25%           0.25%          0.01%
ING JPMorgan Emerging Markets Equity Portfolio                       1.25%           0.25%           0.25%          0.02%
ING JPMorgan Small Cap Equity Portfolio                              0.90%           0.25%           0.25%            --
ING JPMorgan Value Opportunities Portfolio                           0.40%           0.25%           0.25%          0.15%(6)(7)
ING Julius Baer Foreign Portfolio                                    0.96%           0.25%           0.25%            --
ING Legg Mason Value Portfolio                                       0.80%           0.25%           0.25%          0.01%
ING Limited Maturity Bond Portfolio                                  0.28%           0.25%           0.25%            --
ING Liquid Assets Portfolio                                          0.27%           0.25%           0.25%          0.02%
ING Marsico Growth Portfolio                                         0.77%           0.25%           0.25%          0.01%
ING Marsico International Opportunities Portfolio                    0.54%           0.25%           0.25%          0.17%(6)(7)
ING MFS Mid Cap Growth Portfolio                                     0.64%           0.25%           0.25%            --
ING MFS Total Return Portfolio                                       0.64%           0.25%           0.25%            --
ING MFS Utilities Portfolio                                          0.60%           0.25%           0.25%          0.15%(6)(7)
ING Oppenheimer Main Street Portfolio(R)                             0.64%           0.25%           0.25%            --
ING PIMCO Core Bond Portfolio                                        0.60%           0.25%           0.25%          0.01%
ING PIMCO High Yield Portfolio                                       0.49%           0.25%           0.25%            --%(7)
ING Pioneer Fund Portfolio                                           0.75%           0.25%           0.25%          0.01%(7)
ING Pioneer Mid Cap Value Portfolio                                  0.75%           0.25%           0.25%          0.01%(7)

                                                                 TOTAL           WAIVERS,             TOTAL NET
                                                               OPERATING      REIMBURSEMENTS,         OPERATING
                                                               EXPENSES     AND RECOUPMENTS(2)        EXPENSES
---------------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation Portfolio                      1.17%                (0.10)%           1.07%(4)
ING Evergreen Health Sciences Portfolio                             1.25%                (0.10)%           1.15%
ING Evergreen Omega Portfolio                                       1.10%                (0.10)%           1.00%
ING International Portfolio                                         1.51%                (0.10)%           1.41%
ING Janus Contrarian Portfolio                                      1.31%                (0.10)%           1.21%(4)
ING JPMorgan Emerging Markets Equity Portfolio                      1.77%                (0.10)%           1.67%
ING JPMorgan Small Cap Equity Portfolio                             1.40%                (0.13)%(5)        1.27%(4)
ING JPMorgan Value Opportunities Portfolio                          1.05%                (0.12)%(8)        0.93%
ING Julius Baer Foreign Portfolio                                   1.46%                (0.10)%           1.36%
ING Legg Mason Value Portfolio                                      1.31%                (0.10)%           1.21%(4)
ING Limited Maturity Bond Portfolio                                 0.78%                (0.10)%           0.68%
ING Liquid Assets Portfolio                                         0.79%                (0.10)%           0.69%
ING Marsico Growth Portfolio                                        1.28%                (0.10)%           1.18%(4)
ING Marsico International Opportunities Portfolio                   1.21%                (0.13)%(8)        1.08%
ING MFS Mid Cap Growth Portfolio                                    1.14%                (0.10)%           1.04%(4)(9)
ING MFS Total Return Portfolio                                      1.14%                (0.10)%           1.04%(4)
ING MFS Utilities Portfolio                                         1.25%                (0.10)%(8)        1.15%
ING Oppenheimer Main Street Portfolio(R)                            1.14%                (0.10)%           1.04%(4)
ING PIMCO Core Bond Portfolio                                       1.11%                (0.10)%           1.01%
ING PIMCO High Yield Portfolio                                      0.99%                (0.10)%           0.89%
ING Pioneer Fund Portfolio                                          1.26%                (0.10)%           1.16%
ING Pioneer Mid Cap Value Portfolio                                 1.26%                (0.10)%           1.16%



(1) This table shows the estimated operating expenses for Service 2 shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Service 2 shares for ING Limited Maturity Bond Portfolio had not commenced operations as of December 31, 2004, expenses are based on the Portfolio's actual operating expenses for Class S shares, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc., as Adviser to each Portfolio, has agreed. Operating expenses for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated as they had not commenced operations as of December 31, 2004. For all other Portfolios, estimated operating expenses are based on each Portfolio's actual operating expenses for Service 2 shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. as Adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Effective March 1, 2004, the management fee structure for ING JPMorgan Emerging Markets Equity Portfolio was revised.

(2) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Service 2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.
(3) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios), and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI,

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

     including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

(4) A portion of the brokerage commissions that the ING Eagle Asset Capital Appreciation, ING Janus Contrarian, ING JPMorgan Small Cap Equity, ING Legg Mason Value, ING Marsico Growth, ING MFS Mid Cap Growth, ING MFS Total Return and ING Oppenheimer Main Street Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions and the MFS Management Voluntary Fee Waiver, the "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2004 was 1.06%, 1.20%, 1.30%, 1.21%, 1.15%, 1.02%, 1.03%, and 1.02%, respectively. This arrangement may be discontinued at any time.
(5) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING JPMorgan Small Cap Equity Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver for this Portfolio would equal 0.03%. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.
(6) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios.
(7) "Other Expenses" for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated because they did not have a full calendar year of operations as of December 31, 2004 (the Portfolios' fiscal year end).
(8) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios under which it will limit expenses of these Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." This amount also includes the 0.10% distribution (12b-1) fee waiver which footnote (2) explains in more detail. The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.
(9) Directed Services Inc. ("DSI") has voluntarily agreed to waive a portion of its management fee for the ING MFS Mid Cap Growth Portfolio. Including this waiver, the "Total Net Operating Expenses" for the Portfolio for the year ended December 31, 2004, would have been 1.02%. This arrangement may be discontinued by DSI at any time.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Service 2 shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Service 2 shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Service 2 shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation Portfolio                 $    109   $    362   $    634   $  1,411
ING Evergreen Health Sciences Portfolio                        $    117   $    387   $    677   $  1,502
ING Evergreen Omega Portfolio                                  $    102   $    340   $    597   $  1,331
ING International Portfolio                                    $    144   $    467   $    814   $  1,793
ING Janus Contrarian Portfolio                                 $    123   $    405   $    709   $  1,570
ING JPMorgan Emerging Markets Equity Portfolio                 $    170   $    547   $    950   $  2,076
ING JPMorgan Small Cap Equity Portfolio                        $    129   $    430   $    753   $  1,668
ING JPMorgan Value Opportunities Portfolio                     $     95   $    322   $    568   $  1,272
ING Julius Baer Foreign Portfolio                              $    138   $    452   $    788   $  1,738
ING Legg Mason Value Portfolio                                 $    123   $    405   $    709   $  1,570
ING Limited Maturity Bond Portfolio                            $     69   $    239   $    423   $    957
ING Liquid Assets Portfolio                                    $     70   $    242   $    429   $    969
ING Marsico Growth Portfolio                                   $    120   $    396   $    693   $  1,536
ING Marsico International Opportunities Portfolio              $    110   $    371   $    652   $  1,454
ING MFS Mid Cap Growth Portfolio                               $    106   $    352   $    618   $  1,377
ING MFS Total Return Portfolio                                 $    106   $    352   $    618   $  1,377
ING MFS Utilities Portfolio                                    $    117   $    387   $    677   $  1,502
ING Oppenheimer Main Street Portfolio                          $    106   $    352   $    618   $  1,377
ING PIMCO High Yield Portfolio                                 $     91   $    305   $    537   $  1,204
ING PIMCO Core Bond Portfolio                                  $    103   $    343   $    602   $  1,343
ING Pioneer Fund Portfolio                                     $    118   $    390   $    682   $  1,514
ING Pioneer Mid Cap Value Portfolio                            $    118   $    390   $    682   $  1,514


The Example table numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A Portfolio may allocate its investments between equity and fixed-income securities, and among various segments of the fixed-income markets, based upon judgments made by a Portfolio Manager. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preffered stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political , social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INVESTMENT BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's assets.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized comp[any may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a Portfolio's fixed-income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

SECTOR RISK. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

UTILITIES INDUSTRY RISK. The Portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty is increasing revenues or obtaining adequate returns on invested capital, even if frequent rate increases require approval by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. There are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the Portfolio than on a fund with a more broadly diversified portfolio.


VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATION

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under a Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS


A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, and debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Evergreen Health Sciences and ING Evergreen Omega Portfolios may invest up to 100%, for temporary defensive purposes, in high quality money market instruments. ING Legg Mason Value Portfolio may invest without limit, for temporary defensive purposes, in investment grade, short-term debt instruments, including government, corporate and money market securities. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.


ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios). DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.


The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios. The administrative services performed by ING Funds Services on behalf of DSI and ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into Adviser Class ("ADV Class"), Institutional Class, Service Class, and Service 2 shares. ING Liquid Assets Portfolio does not offer ADV Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Service 2 shares are offered by this Prospectus.


RULE 12b-1 DISTRIBUTION FEES


The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Service 2 shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, as the Distributor, to pay or reimburse certain distribution-related expenses. DSI has agreed to waive 0.10% of the distribution fee for Service 2 shares. The expense waiver will continue through at least May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:


(a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;

(b) expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


(c)  holding seminars and sales meetings designed to promote Trust shares;

(d) obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio's investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio's Service 2 shares;

(e)  training sales personnel regarding the Trust;

(f) compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and

(g) financing any other activity that the Trust's Board of Trustees ("Board") determines is primarily intended to result in the sale of the portfolios' Service 2 shares.

SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Service 2 shares of each Portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Service 2 shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Service 2 shares.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIO AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by the insurance companies and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


pricing arbitrage. The Portfolios have adopted fair valuation polices an procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (I.E., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 193800.


DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.

For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                                                  FEE PAID TO DSI DURING 2004
                                                                                (AS A PERCENTAGE OF AVERAGE NET
        PORTFOLIO                                                                         ASSETS)(1)
        -------------------------------------------------------------------------------------------------------
        ING Eagle Asset Capital Appreciation Portfolio                                        0.66%
        ING Evergreen Health Services Portfolio                                               0.75%
        ING Evergreen Omega Portfolio                                                         0.60%
        ING International Portfolio                                                           1.00%
        ING Janus Contrarian Portfolio                                                        0.80%
        ING JPMorgan Emerging Markets Equity Portfolio                                        1.25%
        ING JPMorgan Small Cap Equity Portfolio                                               0.90%
        ING Julius Baer Foreign Portfolio                                                     0.96%
        ING Legg Mason Value Portfolio                                                        0.80%
        ING Limited Maturity Bond Portfolio                                                   0.28%
        ING Liquid Assets Portfolio                                                           0.27%
        ING Marsico Growth Portfolio(2)                                                       0.77%
        ING MFS Mid Cap Growth Portfolio(3)                                                   0.64%
        ING MFS Total Return Portfolio                                                        0.64%
        ING Oppenheimer Main Street Portfolio(R)                                              0.64%
        ING PIMCO Core Bond Portfolio                                                         0.60%
        ING PIMCO High Yield Portfolio                                                        0.75%


(1) Directed Services, Inc. pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

(2) Directed Services, Inc. voluntarily waived 0.05% of its management fee for the ING Marsico Growth Portfolio for assets in excess of $1.3 billion through December 31, 2004.


(3) For the year ended December 31, 2004, Directed Services, Inc. voluntarily waived a portion of its management fee for ING MFS Mid Cap Growth Portfolio in an amount equal to 0.01%.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each Class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each Class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that Class subtracting the Portfolio's liabilities attributable to that Class and dividing by the number of shares of that Class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.


Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


     - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

     -  Securities of an issuer that has entered into a restructuring;

     -  Securities whose trading has been halted or suspended;

     - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

     -  Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.


When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.


ING Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios distribute their net investment income, if any, on their outstanding shares annually, except that investment income of ING Liquid Assets and ING PIMCO High Yield Portfolios are declared as dividends daily and paid monthly and ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each of the Portfolio's Service 2 shares' financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2004 and 2003, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request. For all periods ended prior to December 31, 2003, the financial information was audited by another independent registered public accounting firm.

Because the Service 2 shares of the ING Limited Maturity Bond Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), financial highlights are presented for Service Class ("Class S") shares of the Portfolio. Because the Service 2 shares of ING PIMCO High Yield Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), audited financial highlights are not available. For ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios, audited financial highlights are not available because these Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end).


ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO


                                                                                                       SERVICE 2
                                                                                      --------------------------------------------
                                                                                               YEAR ENDED             SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(2) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004           2003(1)         2002(1)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $       16.0           12.82           13.25
 Income (loss) from investment operations:
 Net investment income                                                                $       0.13            0.14            0.03
 Net realized and unrealized gain (loss) on investments                               $       2.22            3.07           (0.38)
 Total from investment operations                                                     $       2.35            3.21           (0.35)
 Less distributions from:
 Net investment income                                                                $       0.17           (0.02)          (0.08)
 Total distributions                                                                  $       0.17           (0.02)          (0.08)
 Net asset value, end of period                                                       $       18.1           16.01           12.82
 TOTAL RETURN(3)                                                                      %      14.72           25.05           (2.65)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $      1,912           1,021             117
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %       1.06            1.09            1.08
 Gross expenses prior to brokerage commission recapture(4)                            %       1.07            1.09            1.10
 Net investment income(4)                                                             %       1.07            0.92            0.83
 Portfolio turnover rate                                                              %        125              43              41



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
     Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING EVERGREEN HEALTH SCIENCES PORTFOLIO



                                                                                                                      SERVICE 2
                                                                                                                   ---------------
                                                                                                                   MAY 3, 2004(1)
                                                                                                                   TO DECEMBER 31,
                                                                                                                        2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                              $         10.00
 Income from investment operations:
 Net investment income (loss)                                                                                      $         (0.01)
 Net realized and unrealized gain on investments                                                                   $            --
 Total from investment operations                                                                                  $         (0.01)
 Less distributions from:
 Net investment income                                                                                             $            --
 Total distributions                                                                                               $            --
 Net asset value, end of period                                                                                    $          9.99
 TOTAL RETURN(2)                                                                                                   %         (0.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                 $         2,731
 Ratios to average net assets:
 Net expenses(3)                                                                                                   %          1.15
 Net investment income (loss)(3)                                                                                   %         (0.41)
 Portfolio turnover rate                                                                                           %            88



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

ING EVERGREEN OMEGA PORTFOLIO



                                                                                                                      SERVICE 2
                                                                                                                   ---------------
                                                                                                                   MAY 3, 2004(1)
                                                                                                                   TO DECEMBER 31,
                                                                                                                        2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                              $         10.00
 Income from investment operations:
 Net investment income (loss)                                                                                      $          0.02
 Net realized and unrealized gain on investments                                                                   $          0.56
 Total from investment operations                                                                                  $          0.58
 Less distributions from:
 Net investment income                                                                                             $          0.05
 Total distributions                                                                                               $          0.05
 Net asset value, end of period                                                                                    $         10.53
 TOTAL RETURN(2)                                                                                                   %          5.77

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                 $           317
 Ratios to average net assets:
 Net expenses(3)                                                                                                   %          1.00
 Net investment income (loss)(3)                                                                                   %          0.49
 Portfolio turnover rate                                                                                           %            87



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING INTERNATIONAL PORTFOLIO


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                               YEAR ENDED             SEPTEMBER 9,
                                                                                              DECEMBER 31,             2002(1) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004           2003            2002(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $       8.89            6.90            7.10
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $       0.07            0.05           (0.01)
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.39            1.96           (0.14)
 Total from investment operations                                                     $       1.46            2.01           (0.15)
 Less distributions from:
 Net investment income                                                                $       0.10           (0.02)          (0.03)
 Net realized gain on investment                                                      $         --              --           (0.02)
 Total distributions                                                                  $       0.10           (0.02)          (0.05)
 Net asset value, end of period                                                       $      10.25            8.89            6.90
 TOTAL RETURN(3)                                                                      %      16.47           29.07           (2.11)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $      9,103           4,990             264
 Ratios to average net assets:
 Expenses(4)                                                                          %       1.41            1.41            1.41
 Net investment income (loss)(4)                                                      %       0.94            0.71           (0.27)
 Portfolio turnover rate                                                              %         87             116             115



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.


ING JANUS CONTRARIAN PORTFOLIO


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(1) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004            2003          2002(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $       9.39            6.25            6.42
 Income (loss) from investment operations:
 Net investment loss                                                                  $      (0.02)          (0.04)          (0.01)
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.61            3.18           (0.16)
 Total from investment operations                                                     $       1.59            3.14           (0.17)
 Net asset value, end of period                                                       $      10.98            9.39            6.25
 TOTAL RETURN(3)                                                                      %      16.93           50.24           (2.65)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $      2,178             802              65
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %       1.20            1.23            1.25
 Gross expenses prior to brokerage commission recapture(4)                            %       1.21            1.26            1.26
 Net investment income (loss)(4)                                                      %      (0.07)          (0.76)          (0.74)
 Portfolio turnover rate                                                              %         33              43              54



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(3) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                        2004(1)         2003(2)         2002(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $       9.26            6.34            6.48
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $       0.02            0.05           (0.01)
 Net realized and unrealized gain/(loss) on investments and foreign currencies        $       1.62            2.88           (0.13)
 Total from investment operations                                                     $       1.64            2.93           (0.14)
 Less distributions from:
 Net investment income                                                                $       0.05            0.01              --
 Total distributions                                                                  $       0.05            0.01              --
 Net asset value, end of period                                                       $      10.85            9.26            6.34
 TOTAL RETURN(4)                                                                      %      17.68           46.25           (2.16)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $      7,223           1,955              89
 Ratios to average net assets
 Expenses(5)                                                                          %       1.69            1.92            1.91
 Net investment income (loss)(5)                                                      %       0.40            0.91           (0.77)
 Portfolio turnover rate                                                              %        166              95             166



(1) Since March 1, 2004, ING Investment Management Advisors B.V. has served as Portfolio Manager for the ING Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3)  Commencement of operations.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(5)  Annualized for periods less than one year


ING JPMORGAN SMALL CAP EQUITY PORTFOLIO


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(2) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004          2003(1)          2002(1)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      10.60            7.92            8.23
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $      (0.03)          (0.06)          (0.01)
 Net realized and unrealized gain (loss) on investments                               $       2.76            2.74           (0.30)
 Total from investment operations                                                     $       2.73            2.68           (0.31)
 Less distributions from:
 Net realized gains on investments                                                    $       0.01              --              --
 Total distributions                                                                  $       0.01              --              --
 Net asset value, end of period                                                       $      13.32           10.60            7.92
 TOTAL RETURN(3)                                                                      %      25.79           33.84           (3.77)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     32,605          11,044             521
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %       1.30            1.29            1.29
 Gross expenses prior to brokerage commission recapture(4)                            %       1.30            1.30            1.31
 Net investment income (loss)(4)                                                      %      (0.42)          (0.70)          (0.55)
 Portfolio turnover rate                                                              %        147              35              15



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3)  Annualized for periods less than one year.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING JULIUS BAER FOREIGN PORTFOLIO



                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(2) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004           2003(1)         2002(3)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      10.43            8.30            8.56
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $       0.05            0.03           (0.01)
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.81            2.51           (0.24)
 Total from investment operations                                                     $       1.86            2.54           (0.25)
 Less distributions from:
 Net investment income                                                                $       0.00*           0.06            0.01
 Net realized gain on investments                                                     $       0.07            0.35              --
 Total distributions                                                                  $       0.07            0.41            0.01
 Net asset value, end of period                                                       $      12.22           10.43            8.30
 TOTAL RETURN(4)                                                                      %      17.86           30.79           (2.92)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     20,429           2,555             174
 Ratios to average net assets:
 Expenses(5)                                                                          %       1.36            1.40            1.41
 Net investment income (loss)(5)                                                      %       0.22            0.33           (0.32)
 Portfolio turnover rate                                                              %        104             183              23



(1) Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(2)  Commencement of operations.
(3) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(5)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING LEGG MASON VALUE PORTFOLIO



                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(1) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004            2003           2002(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $       8.83            7.22            7.36
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $      (0.02)           0.01            0.01
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.23            1.60           (0.13)
 Total from investment operations                                                     $       1.21            1.61           (0.12)
 Less distributions from:
 Net investment income                                                                $       0.02              --            0.02
 Total distributions                                                                  $       0.02              --            0.02
 Net asset value, end of period                                                       $      10.02            8.83            7.22
 TOTAL RETURN(3)                                                                      %      13.66           22.30           (1.65)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     13,927           7,175             597
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %       1.21            1.24            1.21
 Gross expenses prior to brokerage commission recapture(4)                            %       1.21            1.25            1.26
 Net investment income (loss)(4)                                                      %      (0.23)           0.16            0.49
 Portfolio turnover rate                                                              %         95              38              50



(1)  Class A commenced operations on September 9, 2002.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING LIMITED MATURITY BOND PORTFOLIO


                                                                                              CLASS S
                                                              --------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                2004(1)       2003       2002(1)          2001            2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                           $     11.65      11.44         11.02           10.53           10.42
 Income (loss) from investment operations:
 Net investment income                                        $      0.65       0.43          0.46            0.41            0.55
 Net realized and unrealized gain (loss) on investments       $     (0.49)     (0.10)         0.34            0.52            0.26
 Total from investment operations                             $      0.16       0.33          0.80            0.93            0.81
 Less distributions from:
 Net investment income                                        $      0.61      (0.09)        (0.33)          (0.44)          (0.70)
 Net realized gain on investments                             $      0.10      (0.03)        (0.05)             --              --
 Total distributions                                          $      0.71      (0.12)        (0.38)          (0.44)          (0.70)
 Net asset value, end of year                                 $     11.10      11.65         11.44           11.02           10.53
 TOTAL RETURN(2)                                              %      1.38       2.84          7.24            8.84            7.73

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                              $   393,161    572,056       611,262         462,492         251,060
 Ratios to average net assets:
 Expenses                                                     %      0.53       0.53          0.53            0.53            0.55
 Expenses to average net assets                               %      0.53       0.53          0.53            0.54            0.56
 Net investment income                                        %      3.35       3.26          4.03            4.98            6.11
 Portfolio turnover rate                                      %       197         91           169             117             153


(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.


ING LIQUID ASSETS PORTFOLIO


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(1) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004            2003           2002(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $       1.00            1.00            1.00
 Income (loss) from investment operations:
 Net investment income                                                                $      0.008           0.006           0.003
 Net realized and unrealized gain (loss) on investments                               $     (0.000)*        (0.000)*            --
 Total from investment operations                                                     $      0.008           0.006           0.003
 Less distributions from:
 Net investment income                                                                $      0.008           0.006           0.003
 Total distributions                                                                  $      0.008           0.006           0.003
 Net asset value, end of period                                                       $       1.00            1.00            1.00
 TOTAL RETURN(3)                                                                      %       0.77            0.60            0.35

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     10,124           5,235           1,810
 Ratios to average net assets:
 Expenses(4)                                                                          %       0.69            0.68            0.67
 Net investment income(4)                                                             %       0.84            0.55            1.09



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.001.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING MARSICO GROWTH PORTFOLIO



                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(1) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004            2003         2002(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      12.88            9.71            9.81
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $      (0.01)          (0.04)          (0.01)
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.60            3.21           (0.09)
 Total from investment operations                                                     $       1.59            3.17           (0.10)
 Net asset value, end of period                                                       $      14.47           12.88            9.71
 TOTAL RETURN(4)                                                                      %      12.34           32.65           (1.02)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     15,096           8,268             102
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(5)                                 %       1.15            1.17            1.05
 Gross expenses prior to brokerage commission recapture                               %       1.18            1.19            1.21
 Net investment income (loss)(5)                                                      %      (0.10)          (0.39)          (0.43)
 Portfolio turnover rate                                                              %         72              82             186



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the ING Marsico Growth Portfolio. Prior to that date, the Series had been advised by another Portfolio Manager.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(5)  Annualized for periods less than one year.


ING MFS MID CAP GROWTH PORTFOLIO


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(2) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004          2003(1)          2002(1)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      10.09            7.26            7.36
 Income (loss) from investment operations:
 Net investment loss                                                                  $      (0.06)          (0.05)          (0.01)
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.56            2.88           (0.09)
 Total from investment operations                                                     $       1.50            2.83           (0.10)
 Net asset value, end of period                                                       $      11.59           10.09            7.26
 TOTAL RETURN(3)                                                                      %      14.87           38.98           (1.36)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     17,124           9,620             559
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursement of
  unified fee(4)                                                                      %       1.02            1.01            0.95
 Net expenses after reimbursement of unified fee and prior to brokerage
  commission recapture                                                                %       1.04            1.05            1.06
 Gross expenses prior to brokerage commission recapture and reimbursement of
  unified fee(4)                                                                      %       1.04            1.05            1.06
 Net investment loss(4)                                                               %      (0.71)          (0.59)          (0.30)
 Portfolio turnover rate                                                              %         80              95             163



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS TOTAL RETURN PORTFOLIO


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(2) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                        2004(1)          2003(1)        2002(1)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      17.18           14.82           14.97
 Income from investment operations:
 Net investment income                                                                $       0.39            0.36            0.12
 Net realized and unrealized gain on investments and foreign currencies               $       1.50            2.07            0.07
 Total from investment operations                                                     $       1.89            2.43            0.19
 Less distributions from:
 Net investment income                                                                $       0.36            0.07            0.32
 Net realized gain on investments                                                     $         --              --            0.02
 Total distributions                                                                  $       0.36            0.07            0.34
 Net asset value, end of period                                                       $      18.71           17.18           14.82
 TOTAL RETURN(3)                                                                      %      11.02           16.40            1.22

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     36,969          18,035             966
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursement of
  unified fees(4)                                                                     %       1.03            1.04            1.03
 Net expenses after reimbursement of unified fees and prior to brokerage
  commission recapture                                                                %       1.04            1.05            1.06
 Gross expenses prior to brokerage commission recapture and reimbursement of
  unified fees(4)                                                                     %       1.04            1.05            1.06
 Net investment income(4)                                                             %       2.30            2.27            2.59
 Portfolio turnover rate                                                              %         66              57              81



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.


ING OPPENHEIMER MAIN STREET PORTFOLIO(R)


                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(1) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                          2004            2003           2002(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                 $      14.88           11.98           12.20
 Income (loss) from investment operations:
 Net investment income                                                                $       0.10            0.08            0.03
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.79            2.84           (0.21)
 Total from investment operations                                                     $       1.89            2.92           (0.18)
 Less distributions for:
 Net investment income                                                                $       0.15            0.02            0.04
 Total distributions                                                                  $       0.15            0.02            0.04
 Net asset value, end of period                                                       $      16.62           14.88           11.98
 TOTAL RETURN(3)                                                                      %      12.70           24.37           (1.45)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $      2,847           1,950             336
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursemen of
  unified fees                                                                        %       1.01            0.99            0.96
 Net expenses after reimbursement of unified fees and prior to brokerage
  commission recapture                                                                %       1.03            0.99            0.96
 Gross expenses prior to brokerage commission recapture and reimbursement of
  unified fees(4)                                                                     %       1.04            1.05            1.06
 Net investment income(4)                                                             %       0.81            0.72            0.85
 Portfolio turnover rate                                                              %        175             130             109



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
c(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING PIMCO CORE BOND PORTFOLIO



                                                                                                          SERVICE 2
                                                                                      --------------------------------------------
                                                                                                YEAR ENDED            SEPTEMBER 9,
                                                                                               DECEMBER 31,            2002(2) TO
                                                                                      ----------------------------    DECEMBER 31,
                                                                                         2004(1)         2003(1)        2002(1)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                 $      10.71           10.40           10.33
 Income (loss) from investment operations:
 Net investment income                                                                $       0.33            0.42            0.10
 Net realized and unrealized gain (loss) on investments, foreign currencies,
  futures, options and swaps                                                          $       0.18            0.06            0.20
 Total from investment operations                                                     $       0.51            0.48            0.30
 Less distributions from:
 Net investment income                                                                $       0.30           (0.04)           0.15
 Net realized gain on investments                                                     $       0.02           (0.13)           0.08
 Total distributions                                                                  $       0.32           (0.17)           0.23
 Net asset value, end of period                                                       $      10.90           10.71           10.40
 TOTAL RETURN(3)                                                                      %       4.73            4.56            2.94

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     27,604          16,428           1,002
 Ratios to average net assets:
 Expenses(4)                                                                          %       1.01            1.01            1.03
 Net investment income(4)                                                             %       3.05            3.40            3.21
 Portfolio turnover rate                                                              %        279             402             605



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information, or to make inquiries about the Portfolios, please write the Trust at 7337 East Doubletree Ranch Road Scottsdale, Arizona, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING LOGO]


04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST

PROSPECTUS


APRIL 29, 2005


SERVICE 2 CLASS (FORMERLY, ADVISER CLASS)

                  BALANCED FUNDS
                    ING T. Rowe Price Capital Appreciation Portfolio

                    ING UBS U.S. Allocation Portfolio
                      (formerly, ING UBS U.S. Balanced Portfolio)


                  INTERNATIONAL/GLOBAL FUNDS
                    ING Capital Guardian Managed Global Portfolio
                    ING Van Kampen Global Franchise Portfolio

                  STOCK FUNDS
                    ING AIM Mid Cap Growth Portfolio
                    ING Alliance Mid Cap Growth Portfolio
                    ING Capital Guardian Small/Mid Cap Portfolio
                      (formerly, ING Capital Guardian Small Cap Portfolio)
                    ING Capital Guardian U.S. Equities Portfolio
                      (formerly, ING Capital Guardian Large Cap Value Portfolio)
                    ING FMR(SM) Diversified Mid Cap Portfolio
                    ING FMR(SM) Earnings Growth Portfolio

                    ING Global Resources Portfolio
                      (formerly, ING Hard Assets Portfolio)

                    ING Goldman Sachs Tollkeeper(SM) Portfolio
                      (formerly, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio)

                    ING Jennison Equity Opportunities Portfolio

                    ING Mercury Focus Value Portfolio
                    ING Mercury Large Cap Growth Portfolio
                      (formerly, ING Mercury Fundamental Growth Portfolio)
                    ING Salomon Brothers All Cap Portfolio
                    ING Salomon Brothers Investors Portfolio
                    ING T. Rowe Price Equity Income Portfolio
                    ING Van Kampen Equity Growth Portfolio
                    ING Van Kampen Growth and Income Portfolio
                    ING Van Kampen Real Estate Portfolio

                  Goldman Sachs Tollkeeper(SM) is a service mark of Goldman Sachs & Co.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL VARIABLE
CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE 2 CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                       PAGE
INTRODUCTION
   ING Investors Trust                                    2
   Investment Adviser                                     2
   Portfolios and Portfolio Managers                      2
   Classes of Shares                                      2
   Investing through your Variable Contract
     or Qualified Plan                                    2
   Why Reading this Prospectus is Important               2

DESCRIPTION OF THE PORTFOLIOS
   ING AIM Mid Cap Growth Portfolio                       3
   ING Alliance Mid Cap Growth Portfolio                  6
   ING Capital Guardian Managed Global
     Portfolio                                            9
   ING Capital Guardian Small/Mid Cap Portfolio          12
   ING Capital Guardian U.S. Equities Portfolio          15
   ING FMR(SM) Diversified Mid Cap Portfolio             18
   ING FMR(SM) Earnings Growth Portfolio                 21
   ING Global Resources Portfolio                        23
   ING Goldman Sachs Tollkeeper(SM) Portfolio            27
   ING Jennison Equity Opportunities Portfolio           31
   ING Mercury Focus Value Portfolio                     34
   ING Mercury Large Cap Growth Portfolio                37
   ING Salomon Brothers All Cap Portfolio                40
   ING Salomon Brothers Investors Portfolio              43
   ING T. Rowe Price Capital Appreciation
     Portfolio                                           46
   ING T. Rowe Price Equity Income Portfolio             50
   ING UBS U.S. Allocation Portfolio                     53
   ING Van Kampen Equity Growth Portfolio                57
   ING Van Kampen Global Franchise Portfolio             60
   ING Van Kampen Growth and Income
     Portfolio                                           63
   ING Van Kampen Real Estate Portfolio                  66

PORTFOLIO FEES AND EXPENSES                              69

SUMMARY OF PRINCIPAL RISKS                               71

MORE INFORMATION
   Percentage and Rating Limitations                     78
   A Word about Portfolio Diversity                      78
   Additional Information about the Portfolios           78
   Non-Fundamental Investment Policies                   78
   Temporary Defensive Positions                         78
   Administrative Services                               78
   Portfolio Distribution                                79
   Additional Information Regarding the Classes
     of Shares
     Rule 12b-1 Distribution Fees                        79
     Service Fees                                        80
   How We Compensate Entities Offering Our
     Portfolios as Investment Options in Their
     Insurance Products                                  80
   Interests of the Holders of the
     Variable Insurance Contracts
     And Policies and Qualified
     Retirement Plans                                    80
   Frequent Trading - Market Timing                      81
   Portfolio Holdings Disclosure Policy                  82
   Reports to Shareholders                               82
OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                           83
   Management Fee                                        83
NET ASSET VALUE                                          84
TAXES AND DISTRIBUTIONS                                  84
FINANCIAL HIGHLIGHTS                                     86
TO OBTAIN MORE INFORMATION                             Back
ING INVESTORS TRUST TRUSTEES                           Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING AIM Mid Cap Growth Portfolio - A I M Capital Management, Inc.
ING Alliance Mid Cap Growth Portfolio - Alliance Capital Management L.P.
ING Capital Guardian Managed Global Portfolio - Capital Guardian Trust Company ING Capital Guardian Small/Mid Cap Portfolio - Capital Guardian Trust Company ING Capital Guardian U.S. Equities Portfolio - Capital Guardian Trust Company ING FMR(SM) Diversified Mid Cap Portfolio - Fidelity Management & Research
   Company
ING FMR(SM) Earnings Growth Portfolio - Fidelity Management & Research Company

ING Global Resources Portfolio - Baring International Investment Limited

ING Goldman Sachs Tollkeeper(SM) Portfolio - Goldman Sachs Asset Management,
   L.P.

ING Jennison Equity Opportunities Portfolio - Jennison Associates LLC

ING Mercury Focus Value Portfolio - Mercury Advisors
ING Mercury Large Cap Growth Portfolio - Mercury Advisors
ING Salomon Brothers All Cap Portfolio - Salomon Brothers Asset Management Inc. ING Salomon Brothers Investors Portfolio - Salomon Brothers Asset Management
   Inc.
ING T. Rowe Price Capital Appreciation Portfolio - T. Rowe Price Associates,
   Inc.
ING T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.

ING UBS U.S. Allocation Portfolio - UBS Global Asset Management (Americas) Inc.

ING Van Kampen Equity Growth Portfolio - Van Kampen
ING Van Kampen Global Franchise Portfolio - Van Kampen
ING Van Kampen Growth and Income Portfolio - Van Kampen
ING Van Kampen Real Estate Portfolio - Van Kampen

CLASSES OF SHARES


Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Service 2 Class shares ("Service 2"). For more information about share classes, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Service 2 shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Class S shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy, and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING AIM MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

A I M Capital Management, Inc. ("AIM Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets.

The Portfolio may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The Portfolio Manager focuses on companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have favorable prospects for future growth. The Portfolio Manager considers whether to sell a particular security when any of these factors materially changes.

The Portfolio may loan up to 33 1/3% of its total assets.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

          ING AIM MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996                    19.21
1997                    22.97
1998                     0.70
1999                    56.02
2000                   (12.57)
2001                   (21.30)
2002                   (31.79)
2003                    43.83
2004                     7.42

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell MidCap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                          5 YEARS                 10 YEARS
                                     1 YEAR          (OR LIFE OF CLASS)      (OR LIFE OF CLASS)
SERVICE 2 RETURN                       7.42%               19.61%                    N/A
Russell Midcap(R) Growth Index        15.48%               (3.36)%(3)                N/A
CLASS S RETURN                         7.39%               (6.23)%                  5.75%
Russell Midcap(R) Growth Index        15.48%               (3.36)%                  8.92%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99       39.15%


                                  WORST QUARTER


Quarter Ended 9/30/01        (30.55)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations October 2, 1995, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) A I M Capital Management, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning October 1, 1995.

MORE ON THE PORTFOLIO MANAGERS


AIM Capital has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. The principal address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. As of December 31, 2004, AIM Capital and its immediate parent, A I M Advisors, Inc., managed over $138 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Paul J. Rasplicka              Senior Portfolio Manager

                               Mr. Rasplicka has been responsible for the Portfolio since 2005 and has been associated with AIM Capital and/or its affiliates since 1998.

Karl F. Farmer                 Portfolio Manager

                               Mr. Farmer has been associated with the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998.



They are assisted by AIM Capital's Mid Cap Growth and GARP (growth at a reasonable price) Teams and may be comprised of portfolio managers, research analysts and other investment professionals of AIM Capital. Team members provide research support and make securities recommendations with respect to the Portfolio but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING ALLIANCE MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Alliance Capital Management L.P. ("Alliance Capital")

INVESTMENT OBJECTIVE

Long-term total return.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests in common stocks of middle capitalization ("mid-capitalization") companies. The Portfolio normally invests substantially all of its assets in high-quality common stocks that Alliance Capital expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For these purposes, mid-capitalization companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $630.6 million to $26.1 billion as of December 31, 2004. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Portfolio typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at the time of purchase. The Portfolio also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.


The Portfolio also may:

   - write exchange-traded covered call options on up to 25% of its total assets;

   - make secured loans on portfolio securities of up to 25% of its total assets;

   - enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and

   - enter into futures contracts on securities indexes and options on such futures contracts.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING ALLIANCE MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999                    25.38
2000                   (17.25)
2001                   (13.87)
2002                   (30.15)
2003                    66.82
2004                    19.35

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                           5 YEARS                10 YEARS
                                      1 YEAR          (OR LIFE OF CLASS)      (OR LIFE OF CLASS)
SERVICE 2 RETURN                      19.35%               38.45%                    N/A
Russell Midcap(R) Growth Index        15.48%               24.13%(3)                 N/A
CLASS S RETURN                        19.36%               (0.18)%                  5.05%
Russell Midcap(R) Growth Index        15.48%               (3.36)%                  5.43%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99       25.03%


                                  WORST QUARTER


Quarter Ended 9/30/01        (26.24)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations August 14, 1998, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

(2) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Alliance Capital is a leading global investment management firms supervising clients accounts with assets totaling approximately $539 billion as of December 31, 2004. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of Alliance Capital is 1345 Avenue of the Americas New York, NY 10105.

As of December 31, 2004, Alliance Capital Management Holding L.P. owns approximately 31.7% of the units of limited partnership interest in Alliance Capital. AXA Financial, Inc. owns approximately 60.9% of the outstanding publicly traded Alliance Holding Units and approximately 1.8% of the outstanding Alliance Capital Units, which, including the general partnership interests, Alliance Capital and Alliance Holding, represents a 61.3% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly owned subsidiary of AXA, one of the largest global financial services organizations.

The following person is primarily responsible for the management of the
Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Catherine Wood                 Senior Vice President and Portfolio Manager, Alliance Capital, and
                               Chief Investment Officer, Regent Investor Services, a division of
                               Alliance Capital.

                               Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital
                               Management where she was a general partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 19 years with Jennison Associates as a Director and Portfolio Manager,
                               Equity Research Analyst and Chief Economist.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in debt securities, cash or money market instruments.

The Portfolio may invest in any type of company, large or small, with earnings that show a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

The Portfolio may enter into foreign currency transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

   ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995                     7.39
1996                    12.10
1997                    11.99
1998                    29.13
1999                    63.07
2000                   (14.70)
2001                   (12.04)
2002                   (20.29)
2003                    36.31
2004                    10.64

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the MSCI All Country World Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                           5 YEARS
                                      1 YEAR         (OR LIFE OF CLASS)       10 YEARS
SERVICE 2 RETURN                      10.64%               20.97%                N/A
MSCI All Country
  World Index                         15.75%               18.85%(3)             N/A
CLASS S RETURN                        10.79%               (2.05)%              9.85%
MSCI All Country
  World Index                         15.75%               (1.79)%              8.19%


                                  BEST QUARTER

Quarter Ended 12/31/99       47.65%

                                  QUARTER ENDED

Worst Quarter 9/30/02        (20.02)%

(1) The performance information presented above is as of December 31 for each year. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
David I. Fisher                Mr. Fisher is Chairman of the Board of Capital Group International,
                               Inc. with portfolio management responsibilities for Capital Guardian, and he joined the Capital Guardian organization in 1969.

Eugene P. Stein                Mr. Stein is an Executive Vice President of Capital Guardian, and
                               joined the Capital Guardian organization in 1972.

Christopher A. Reed            Mr. Reed is a Vice President of Capital International Research, Inc.
                               with portfolio management responsibilities for Capital Guardian, and joined the Capital Guardian organization in 1993.

Michael R. Ericksen            Mr. Ericksen is a Senior Vice President and Portfolio Manager for
                               Capital Guardian, and joined the Capital Guardian organization in
                               1986.

Richard N. Havas               Mr. Havas is a Senior Vice President and a Portfolio Manager with research responsibilities for the Capital Guardian, and joined the
                               Capital Guardian organization in 1985.

Nancy J. Kyle                  Ms. Kyle is a Senior Vice President of Capital Guardian, and joined the Capital Guardian organization in 1990.

Lionel M. Sauvage              Mr. Sauvage is a Senior Vice President of Capital Guardian, and
                               joined the Capital Guardian organization in 1986.

Nilly Sikorsky                 Ms. Sikorsky is Chairman of Capital International S.A. Vice Chairman
                               of Capital International Limited, a Director of the Capital Group
                               Companies, Inc. and Managing Director - Europe of Capital Group
                               International, Inc. She is a Portfolio Manager and joined Capital
                               Guardian in 1962.

Rudolf M. Staehelin            Mr. Staehelin is a Senior Vice President and Director of Capital
                               International Research, Inc. with portfolio management
                               responsibilities for Capital Guardian, and joined the Capital
                               Guardian organization in 1981.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers small/mid cap companies to be companies that have total market capitalization within the range of companies included in the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000(R) and Russell MidCap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell MidCap(R) Index measures the performance of the smallest 800 companies in the Russell 1000(R) Index. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.


Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights. The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.


The Portfolio may also enter into currency-related transactions, including currency futures and forward contracts and options on currencies. The Portfolio may invest a portion of its assets in money market instruments and repurchase agreements.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                           CONVERTIBLE SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996                    19.94
1997                    10.18
1998                    20.80
1999                    50.41
2000                   (18.29)
2001                    (1.71)
2002                   (25.54)
2003                    40.08
2004                     7.32

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell MidCap Index, custom Russell 2800 Index, and Russell 2000(R) Index. The Russell MidCap(R) Index measures the performance of the smallest 800 companies in the Russell 1000 Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000(R) and Russell Mid Cap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell 2000(R) Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The Russell MidCap(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell MidCap(R) Index is a more appropriate index than the Russell 2000(R) Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.



                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                          5 YEARS                10 YEARS
                                     1 YEAR          (OR LIFE OF CLASS)      (OR LIFE OF CLASS)
SERVICE 2 RETURN                       7.32%               18.51%                    N/A
Russell MidCap(R) Index               20.22%               25.92%(3)                 N/A
Custom Russell 2800 Index             19.75%               24.41%(3)                 N/A
Russell 2000(R) Index                 18.33%               26.07%(3)                 N/A
CLASS S RETURN                         7.32%               (2.10)%                  8.96%
Russell MidCap(R) Index               20.22%                7.59%                  12.48%(3)
Custom Russell 2800 Index             19.75%                7.36%                  11.77%(3)
Russell 2000(R) Index                 18.33%                6.61%                   9.80%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99       33.85%


                                  WORST QUARTER


Quarter Ended 9/30/01        (25.72)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations January 3, 1996, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager. Prior to May 1, 2005, the Portfolio's strategy was to invest at least 80% of its assets in small cap securities, as opposed to the current policy of small and mid cap.

(3) Index returns for the Service 2 shares are for the period beginning September 1, 2002. Index returns for the Class S shares are for the period beginning January 1, 1996.

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
James S. Kang                  Mr. Kang is a Vice President of Capital Guardian with portfolio management responsibilities, and joined the Capital Guardian organization in 1987.

Karen A. Miller                Ms. Miller is a Senior Vice President of Capital Guardian with portfolio management responsibilities, and joined the Capital
                               Guardian organization in 1990.

Kathryn M. Peters              Ms. Peters is a Vice President of Capital Guardian with portfolio management responsibilities. Prior to joining the organization in
                               2001, Ms. Peters was a portfolio manager and principal with
                               Montgomery Asset Management, LLC.

Theodore R. Samuels            Mr. Samuels is a Senior Vice President and Director of Capital
                               Guardian with portfolio management responsibilities. He joined
                               Capital Guardian in 1981.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY


Prior to July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. Effective July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When determining whether a company is located in the United States, the Portfolio Manager will consider such factors as the place of listing and the location of the issuer's incorporation and headquarters.

In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio Manager is not constrained by a particular investment style, and may invest in "growth" or "value" securities. Under normal conditions, the Portfolio can be expected to invest in companies with a market capitalization of greater than $1 billion at the time of purchase.


The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio may invest a portion of its assets in debt securities and cash equivalents.

The Portfolio may also lend up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                              GROWTH INVESTING RISK
                                  MANAGER RISK

                             MARKET AND COMPANY RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001                    (3.78)
2002                   (23.91)
2003                    36.34
2004                     9.10

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                          5 YEARS
                                     1 YEAR          (OR LIFE OF CLASS)
SERVICE 2 RETURN                       9.10%               20.89%
S&P 500 Index                         10.88%               14.77%(3)
CLASS S RETURN                         9.10%                3.14%
S&P 500 Index                         10.88%               (1.31)%(3)


                                  BEST QUARTER


Quarter Ended 6/30/03        18.41%


                                  WORST QUARTER


Quarter Ended 9/30/02        (19.51)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations February 1, 2000, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning February 1, 2000.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, has managed the Portfolio since inception. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Karen A. Miller                Ms. Miller is a Senior Vice President of Capital Guardian with portfolio management responsibilities. She joined the Capital
                               Guardian organization in 1990 where she served in various portfolio management positions.

Michael R. Ericksen            Mr. Ericksen is a Senior Vice President and Portfolio Manager. He
                               joined the Capital Guardian organization in 1987 where he served in various capacities.

David Fisher                   Mr. Fisher is Chairman of the Board of Capital Guardian Group
                               International, Inc. and Capital Guardian. He joined the Capital
                               Guardian organization in 1969 where he served in various portfolio management positions.

Theodore Samuels               Mr. Samuels is a Senior Vice President and Director for Capital
                               Guardian, as well as a Director of Capital International Research,
                               Inc. He joined the Capital Guardian organization in 1981 where he served in various portfolio management positions.

Eugene P. Stein                Mr. Stein is Executive Vice President, a Director, a Portfolio
                               Manager, and Chairman of the Investment Committee for Capital
                               Guardian. He joined the Capital Guardian organization in 1972 where he served in various portfolio manager positions.

Terry Berkemeier               Mr. Berkemeier is a Senior Vice President of Capital Guardian with
                               U.S. equity portfolio management responsibilities. He joined the
                               Capital Guardian organization in 1992.

Alan J. Wilson                 Mr. Wilson is a Director and Senior Vice President of Capital
                               Guardian with portfolio management responsibilities. He is also an investment analyst for Capital International Research, Inc. with portfolio management responsibilities, specializing in U.S. oil services and household products.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.

The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index ("S&P MidCap 400 Index"). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

The Portfolio Manager may invest up to 25% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.


The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolios, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.

Factors considered include growth potential, earnings estimates and management.


The Portfolio Manager may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                         OTHER INVESTMENT COMPANIES RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING FMR(SM) DIVERSIFIED MID-CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001                    (6.77)
2002                   (19.47)
2003                    33.24
2004                    23.83

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in the S&P MidCap 400 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                           5 YEARS
                                     1 YEAR           (OR LIFE OF CLASS)
SERVICE 2 SHARES                      23.83%               21.92%
S&P MidCap 400 Index                  16.48%               20.23%(2)
CLASS S SHARES                        23.91                 4.98%
S&P Midcap 400 Index                  16.48%                6.19%(2)


                                  BEST QUARTER


Quarter Ended 12/31/01       18.50%


                                  WORST QUARTER


Quarter Ended 9/30/02        (18.73)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations October 2, 2000, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had over $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Tom Allen                      Vice President of FMR and Portfolio Manager of the Portfolio since
                               February 2004.

                               Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) EARNINGS GROWTH PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Seeks growth of capital over the long term.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.


The Portfolio Manager invests the Portfolio's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.


The Portfolio Manager may also use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its investment objective.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had over $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Joseph W. Day                  Vice President and Portfolio Manager

                               Mr. Day is Portfolio Manager to the Portfolio. Since joining Fidelity
                               Investments in 1984, Mr. Day has worked as a research analyst and manager.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


ING GLOBAL RESOURCES PORTFOLIO


PORTFOLIO MANAGER

Baring International Investment Limited ("Baring International")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies. Equity securities in which the Portfolio invests can include common and preferred stocks and American and Global Depositary Receipts but also include other types of equity and equity derivative securities. The Portfolio may also invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

   -   precious metals;

   -   ferrous and non-ferrous metals;

   -   integrated oil;

   -   gas/other hydrocarbons;

   -   forest products;

   -   agricultural commodities; and

   -   other basic materials that can be priced by a market.

The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

The Portfolio also may invest in:

   -   securities of foreign issuers, including up to 35% in South Africa;

   -   companies not engaged in natural resources/hard asset activities;

   -   investment-grade corporate debt;

   -   U.S. government or foreign obligations;

   -   money market instruments;

   -   repurchase agreements;

   - special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country; and

   -   derivatives.

The Portfolio may also invest directly in commodities, including gold bullion and coins. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

              -   common stock;

              -   preferred stock;

              -   rights;

              -   warrants;

              -   "when-issued" securities;

              -   direct equity interests in trusts;

              -   joint ventures;

              -   "partly paid" securities;

              -   partnerships; and

              -   restricted securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may also engage in short sales (up to 25% of net assets).

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                          BORROWING AND LEVERAGING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                 HARD ASSET RISK
                           INDUSTRY CONCENTRATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               OTC INVESTMENT RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING GLOBAL RESOURCES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995       10.54
1996       32.97
1997        6.06
1998      (29.69)
1999       23.19
2000       (4.87)
2001      (12.26)
2002        0.64
2003       52.12
2004        6.23

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indices - the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                          5 YEARS
                                     1 YEAR          (OR LIFE OF CLASS)     10 YEARS
SERVICE 2 RETURN                       6.23%               22.60%              N/A
S&P 500 Index                         10.88%               14.77%(3)           N/A
MSCI All Country World Index          15.75%               18.85%(3)           N/A
CLASS S RETURN                         6.29%                6.31%             6.26%
S&P 500 Index                         10.88%               (2.30)%           12.07%
MSCI All Country World Index          15.75%               (1.79)%            8.19%


                                  BEST QUARTER


Quarter Ended 12/31/03       22.44%


                                  WORST QUARTER


Quarter Ended 9/30/98        (19.05)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3) Index returns for the Service 2 shares are for the period beginning September 1, 2002.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. The principal address of Baring International is 155 Bishopsgate, London, United Kingdom.


Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2004, Baring Asset Management managed over $34 billion of assets.

The following person at Baring International is primarily responsible for the management of the Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
John Payne                     Investment Manager

                               Mr. Payne has been an investment professional with Baring
                               International and its ING affiliates since 1993 and has 19 years of investment experience.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

PORTFOLIO MANAGER

Goldman Sachs Asset Management, L.P. ("GSAM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in equity investments in "Tollkeeper" companies, which are high-quality technology, media, or service companies that adopt or use technology to improve cost structure, revenue opportunities, and/or competitive advantage. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio seeks to achieve its investment objective by investing in equity investments of companies that the Portfolio Manager believes are well positioned to benefit from the proliferation of technology. In general, the Portfolio Manager defines a Tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that Tollkeeper companies may increase revenue by increasing "traffic", or customers and sales, and raising "tolls," or prices, and margins. The Portfolio Manager does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Tollkeepers).

The Portfolio Manager believes that the characteristics of many Tollkeeper companies should enable them to grow consistently their businesses. Such characteristics include:

   -   Strong brand name;

   -   Dominant market share;

   -   Recurring revenue streams;

   -   Free cash flow generation;

   -   Long product life cycle;

   -   Enduring competitive advantage; and

   -   Excellent management.

The Internet is an example of a technology that the Portfolio Manager believes will drive growth for many Tollkeeper companies. The Internet's significant impact on the global economy has changed and will continue to change the way many companies operate. Business benefits of the Internet include global scalability, acquisition of new clients, new revenue sources, and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include technology, media and service companies.

Due to its focus on technology, media and service companies, the Portfolio's investment performance will be closely tied to many factors that affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Portfolio's net asset value is more likely to have greater volatility than that of a portfolio that is more diversified or invests in other industries.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. Your investment in the Portfolio is subject to the following principal risks:

                                DERIVATIVES RISK
                              EMERGING MARKETS RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  INTERNET RISK
                                    IPO RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

      ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002       (38.20)
2003        40.76
2004        11.34

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broadly based market indices - the NASDAQ Composite Index, the Goldman Sachs Internet Index, and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Goldman Sachs Internet Index is a capitalization-weighted index of selected internet companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The NASDAQ Composite Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the NASDAQ Composite Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                    5 YEARS
                                              1 YEAR           (OR LIFE OF CLASS)
SERVICE 2 RETURN                               11.34%               24.20%
NASDAQ Composite Index                          9.15%               27.69%(2)
Goldman Sachs Internet Index                   23.25%               52.64%(2)
S&P 500 Index                                  10.88%               14.77%(2)
CLASS S RETURN                                 11.29%               (7.77)%
NASDAQ Composite Index                          9.15%                1.20%
Goldman Sachs Internet Index                   23.25%                6.69%
S&P 500 Index                                  10.88%                0.84%


                                  BEST QUARTER


Quarter Ended 12/31/01       23.59%


                                  WORST QUARTER


Quarter Ended 6/30/02        (26.18)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations May 1, 2001, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Index returns for the Service 2 shares are for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER


GSAM, a wholly owned subsidiary of The Goldman Sachs Group, Inc., serves as the Portfolio Manager to the Portfolio. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("Goldman Sachs") served as the Portfolio Manager to the Portfolio. On or about April 26, 2003, GSAM assumed Goldman Sachs' portfolio management responsibilities for the Portfolio. The Portfolio was previously managed by Liberty Investment Management, Inc., ("Liberty") which was acquired by Goldman Sachs in 1996. The principal address of GSAM is 32 Old Slip, New York, New York 10005. As of December 31, 2004, Goldman Sachs, along with units of IMD, had assets under management of over $421 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Steven M. Barry                Mr. Barry is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in
                               1999. From 1988 to 1999, Mr. Barry was a portfolio manager at Alliance
                               Capital Management.

Kenneth T. Berents             Mr. Berents is a Managing Director, Chairman of the Investment
                               Committee and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 2000. From 1992 to 1999, Mr. Berents was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers              Mr. Ehlers is a Managing Director, Chief Investment Officer, and
                               senior portfolio manager of GSAM. He joined GSAM as a senior portfolio manager and chief investment officer of the Growth team in 1997. From
                               1981 to 1997, Mr. Ehlers was the chief investment officer and chairman of Liberty, and its predecessor firm, Eagle Asset Management
                               ("Eagle").

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Gregory H. Ekizian, CFA        Mr. Ekizian is a Managing Director, Chief Investment Officer and
                               senior portfolio manager of GSAM. He joined GSAM as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From
                               1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle.

Warren Fisher, CFA, CPA        Mr. Fisher is a Vice President and portfolio manager for the Growth
                               Team. He has primary responsibility for investment research in financial services, computer services, and mid-cap companies. He joined GSAM in 1994.

Mark R. Lockhart Gordon, CFA   Mr. Gordon is a Vice President and portfolio manager for the Growth
                               Team. He has primary responsibility for investment research in the retail, transportation, and health services industries. He joined
                               GSAM in 2000.

Joseph B. Hudepohl, CFA        Mr. Hudepohl is a Vice President and portfolio manager of GSAM. Prior to joining GSAM in July 1999, Mr. Hudepohl was an analyst in the
                               Investment Banking Division of Goldman Sachs where he worked in the
                               High Technology Group.

Prashant R. Khemka,CFA         Mr. Khemka is a Vice President and portfolio manager of GSAM. Prior to joining Goldman Sachs in May 2000, he was an assistant portfolio manager in the Fundamental Strategies group at State Street Global
                               Advisors.

Scott Kolar, CFA               Mr. Kolar is a Managing Director and a senior portfolio manager of
                               GSAM. He joined GSAM as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, Mr. Kolar was an equity analyst and information systems specialist at Liberty.

Adria B. Markus                Ms. Markus is a Vice President and portfolio manager for the Growth
                               Team. She has primary responsibility for investment research in retail, media, and mid-cap companies. Prior to joining GSAM in 2001,
                               Ms. Markus was an equity research analyst at Epoch Partners, responsible for covering consumer Internet and media companies.

Derek S. Pilecki, CFA          Mr. Pilecki is a Vice President and portfolio manager for the Growth
                               Team. He has primary responsibility for investment research in the banking, insurance, and specialty finance industries. Prior to joining GSAM in 2002, Derek was a portfolio manager and equity analyst at Clover Capital Management.

Andrew F. Pyne                 Mr. Pyne is a Managing Director and senior portfolio manager of GSAM.
                               He joined GSAM as a product manager in 1997 and became a portfolio manager in August 2001. From 1992 to 1997, Mr. Pyne was a product manager at Van Kampen Investments.

Jeffrey Rabinowitz, CFA        Mr. Rabinowitz is a Vice President and portfolio manager of GSAM.
                               Prior to joining Goldman Sachs in May 1999, he was a senior software engineer at Motorola, Inc., responsible for product development of digital wireless phones.

Ernest C. Segundo, Jr., CFA    Mr. Segundo is a Vice President, and senior portfolio manager of
                               GSAM. He joined GSAM as a portfolio manager in 1997. From 1992 to
                               1997, Mr. Segundo was a portfolio manager at Liberty and its predecessor firm, Eagle.

David G. Shell, CFA            Mr. Shell is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in
                               1997. From 1987 to 1997, Mr. Shell was a portfolio manager at Liberty and its predecessor firm, Eagle.

Dr. Charles Silberstein,       Dr. Silberstein is a Vice President and Portfolio Manager for the
M.D., CFA                      Growth Team. He has primary responsibility for investment research in the biotechnology and pharmaceutical industries. He joined GSAM in 2000.




The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio also may invest in preferred stocks, convertible securities and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.

The Portfolio Manager uses a bottom-up research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to potential catalysts such as:

   -   Industry cycle turns;

   -   Corporate restructuring;

   -   New product development;

   -   Management focus on increasing shareholder value; and

   -   Improving balance sheets and cash flow.

The Portfolio Manager usually sells or reduces a particular security when it believes:

   -   a stock's long-term price objective has been achieved;

   -   a more attractive security has been identified;

   -   the reward to risk relationship of a stock is no longer favorable; and

   -   negative industry and/or company fundamentals have developed.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities.

The Portfolio may invest in options and futures contracts and may invest up to 25% of its total assets in real estate investment trusts.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                    REIT RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995        29.95
1996        20.08
1997        28.75
1998        12.51
1999        24.46
2000       (15.36)
2001       (13.12)
2002       (29.36)
2003        30.93
2004        12.44

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                         5 YEARS
                                  1 YEAR             (OR LIFE OF CLASS)     10 YEARS
SERVICE 2 RETURN                    12.44%                17.55%               N/A
S&P 500 Index                       10.88%                14.77%(3)            N/A
CLASS S RETURN                      12.39%                (5.24)%             7.97%
S&P 500 Index                       10.88%                (2.30)%            12.07%


                                  BEST QUARTER


Quarter Ended 6/30/03        17.87%


                                  WORST QUARTER


Quarter Ended 6/30/02        (18.41)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Jennison Associates LLC has managed the Portfolio since July 31, 2002. Performance prior to July 31, 2002 is attributable to different portfolio managers.

(3) Index return for the Service 2 shares are for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER


Jennison is a registered investment adviser and wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM"). PIM is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential Financial, Inc. The principal address of Jennison is 466 Lexington Avenue, New York, New York 10017. As of December 31, 2004, Jennison managed over $64 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Mark G. DeFranco               Senior Vice President

                               As a member of Jennison's Opportunistic Equity team, Mr. DeFranco co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. He joined Jennison in 1998 and has over 17 years of experience in the investment industry.

Brian M. Gillott               Senior Vice President

                               Mr. Gillott is a six-year veteran of Jennison's Opportunistic Equity team and co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. He joined Jennison in 1998.



The co-portfolio managers of the Portfolio are supported by members of Jennison's Opportunistic Equity team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time. Messrs. DeFranco and Gillott have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.

The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

   -   depressed earnings;

   -   special competition;

   -   product obsolescence;

   -   relatively low price-to-earnings and price-to-book ratios; and

   -   stock out of favor.

The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed-income securities in which it invests and the fixed-income securities in which it invests may not be rated at all for creditworthiness.

Although not principal strategies, the Portfolio may also use the following investment strategies:

The Portfolio may invest in fixed-income securities, including, high-yield debt securities that are rated below investment grade, commonly called "junk bonds," specifically, Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed-income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed-income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

The Portfolio may write (I.E., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                             SECURITIES LENDING RISK
                               SOVEREIGN DEBT RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING MERCURY FOCUS VALUE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003        31.07
2004        11.41

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                       09/09/02
                                                         1 YEAR       (INCEPTION)
Service 2 Return                                          11.41%        19.21%
S&P 500 Index                                             10.88%        14.77%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03        17.76%


                                  WORST QUARTER


Quarter Ended 6/30/04        (4.08)%


(1) The performance information presented above is as of December 31 for each year or period.

(2)  Index return is for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Robert J. Martorelli           Mr. Martorelli, Vice President and portfolio manager, is jointly and primarily responsible for the day-to-day management of the Portfolio and the selection of the Portfolio's investments. He has been a portfolio manager of the Portfolio since 2002. Mr. Martorelli has been a Managing Director of Merrill Lynch Investment Managers, L.P.
                               since 2000, was a First Vice President there from 1997 to 2000, and has been a portfolio manager thereof since 1987.

Kevin Rendino                  Mr. Rendino, Vice President and portfolio manager, is jointly and primarily responsible for the day-to-day management of the Portfolio and the selection of the Portfolio's investments. He has been a portfolio manager of the Portfolio since inception. Mr. Rendino has been a Managing Director of Merrill Lynch Investment Managers, L.P.
                               since 2000 and was a First Vice President from 1997 to 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Portfolio Manager believes have good prospects for earnings growth.

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in common stock of companies the Portfolio Manager selects from among those which, at the time of purchase, are included in the Russell 1000(R) Growth Index. Using quantitative models that employ various factors, the Portfolio seeks to outperform the Russell 1000(R) Growth Index by investing in equity securities that the Portfolio Manager believes have above average earnings prospects. The Russell 1000(R) Growth Index (which consists of those Russell 1000(R) securities with a greater than average growth orientation) is a subset of the Russell 1000(R) Index.

In selecting securities for the Portfolio from its benchmark universe, the Portfolio Manager uses a proprietary quantitative model that employs three filters in its initial screen: earnings momentum, earnings surprise and valuation. The Portfolio Manager looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined - if the screening is done, the Portfolio Manager relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Portfolio Manager believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an "index" fund. In seeking to outperform the relevant benchmark, however, the Portfolio Manager reviews potential investments using certain criteria based on the securities in the index. These criteria currently include the following:

   -   Relative prices to earnings and prices to book ratios;

   -   Stability and quality of earnings momentum and growth;

   -   Weighted median market capitalization of the Portfolio; and

   - Allocation among the economic sectors of the Portfolio, as compared to the Russell 1000(R) Growth Index.


The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts or other securities representing interests in securities of foreign companies. The Portfolio may also invest in derivatives for hedging purposes and lend portfolio securities.


The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING MERCURY LARGE CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003        26.71
2004        10.93

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 1000(R) Growth Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                       09/09/02
                                                         1 YEAR       (INCEPTION)
Service 2 Return                                          10.93%        13.63%
Russell 1000(R) Growth Index                               6.30%        12.80%(2)
S&P 500 Index                                             10.88%        14.77%(2)


                                  BEST QUARTER


Quarter Ended 12/31/04       11.59%


                                  WORST QUARTER


Quarter Ended 9/30/04        (2.69)%


(1) The performance information presented above is as of December 31 for each year or period.

(2)  Index returns are for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

The following person is primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Robert C. Doll, Jr., CFA       The Portfolio is managed by a team of investment professionals who participate in the team's research and stock selection. Mr. Doll senior investment professional and team leader, is responsible for the setting and implementation of the Portfolio's investment strategy and the day-to-day management of its portfolio. He has been the portfolio manager since inception. Mr. Doll has been the President of
                               Merrill Lynch Investment Managers, L.P. ("MLIM") since 2001. He was
                               Co-Head (Americas Region) of MLIM from 1999 to 2000. Mr. Doll has been President and a member of the Board of the funds advised by MLIM and its affiliates since 2005.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS ALL CAP PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Capital appreciation through investment in securities which the Portfolio Manager believes have above-average capital appreciation potential.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio Manager believes are undervalued in the marketplace. While the Portfolio Manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Portfolio Manager believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks. The Portfolio may also invest in foreign securities including emerging market issuers. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Portfolio Manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Portfolio Manager looks for a positive catalyst in the company's near term outlook which the Portfolio Manager believes will accelerate earnings or improve the value of the company's assets. The Portfolio Manager also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, the Portfolio Manager looks for:

   -   Low market valuations measured by its valuation models; and

   -   Positive changes in earnings prospects because of factors such as:

          -   New, improved or unique products and services;
          -   New or rapidly expanding markets for the company's products;
          -   New management;
          -   Changes in the economic, financial, regulatory or political
          -   environment particularly affecting the company;
          -   Effective research, product development and marketing; and
          -   A business strategy not yet recognized by the marketplace.

The Portfolio may also invest a portion of its assets in debt securities and cash equivalents. The Portfolio may borrow up to 15% of its total assets and may lend portfolio securities to generate income. The Portfolio may also invest in derivatives to seek income or gain or for hedging purposes.


The Portfolio may invest in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.


The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK

                              EMERGING MARKETS RISK

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING SALOMON BROTHERS ALL CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001         1.75
2002       (25.68)
2003        38.75
2004         7.62

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the Russell
3000(R) Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                      5 YEARS
                                                 1 YEAR           (OR LIFE OF CLASS)
SERVICE 2 RETURN                                   7.62%                17.23%
Russell 3000(R) Index                             11.95%                16.16%(2)
CLASS S RETURN                                     7.69%                 5.89%
Russell 3000(R) Index                             11.95%                 (.38)%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03        21.19%


                                  WORST QUARTER


Quarter Ended 9/30/02        (21.69)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations February 1, 2000, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Index return for the Service 2 shares is for the period beginning September 1, 2002. Index return for the Class S shares is for the period beginning February 1, 2000.

MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
John G. Goode                  Managing Director, SaBAM

                               Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969.

Peter J. Hable                 Managing Director, SaBAM

                               Mr. Hable has been employed by Citigroup Inc. and its predecessor firms since 1983.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS INVESTORS PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities, and may also invest in securities of foreign issuers including emerging market issuers. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

The Portfolio Manager focuses on companies that meet one or more of the following criteria:

   - Share prices that appear to be temporarily oversold or do not reflect positive company developments;

   - Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis;

   - Special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

   - Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.


From time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may invest up to 10% of its total assets in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Portfolio may invest a portion of its assets in debt securities, including high-yield debt securities, and in cash equivalents. The Portfolio may borrow up to 5% of its total assets and lend up to 33 1/3% of its total assets.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                              DEBT SECURITIES RISK

                              EMERGING MARKETS RISK

                              GROWTH INVESTING RISK
                                   INCOME RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                                   SECTOR RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING SALOMON BROTHERS INVESTORS PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001        (4.43)
2002       (23.09)
2003        31.11
2004         9.73

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's/Barra Value Index ("S&P/Barra Value Index") and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P/Barra Value Index is an unmanaged index designed to track a value investing style consisting of those S&P 500 Index companies that have higher book-to-price risk index factor exposures and, as a consequence, higher book-to-price ratios. The S&P/BarraValue Index tends to be more heavily weighted in the energy and financial sectors than the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Portfolio Manager has determined that both indices will be used for comparative purposes. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                        5 YEARS
                                                 1 YEAR            (OR LIFE OF CLASS)
SERVICE 2 RETURN                                   9.73%                16.57%
S&P/Barra Value Index                             15.71%                18.45%(2)
S&P 500 Index                                     10.88%                14.77%(2)
CLASS S RETURN                                     9.76%                 3.87%
S&P/Barra Value Index                             15.71%                 3.20%(2)
S&P 500 Index                                     10.88%                (1.31)%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03        19.56%


                                  WORST QUARTER


Quarter Ended 9/30/02        (21.21)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, which commenced operations February 1, 2000, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.


(2) Index returns for the Service 2 shares are for the period beginning September 1, 2002. Index returns for Class S shares are for the period beginning February 1, 2000.


MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Mark J. McAllister, CFA        Managing Director since December 2003. Formerly, Director and Equity
                               Analyst with SaBAM from August 1999 through December 2003.

                               Executive Vice President and Portfolio Manager at JLW Capital
                               Management Inc. from March 1998 to May 1999.

Robert Feitler                 Director with SaBAM since 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Over the long term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The Portfolio may invest up to 25% of its net assets in foreign equity securities.

The Portfolio's common stocks generally fall into one of two categories:

   - the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and

   - the smaller category is composed of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

     (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., and Government Reserve Investment Funds, Inc., internally managed money market funds of T. Rowe Price;

     (2) U.S. government obligations;

     (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;

     (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; and

     (5) repurchase agreements.

The Portfolio may lend its securities and may also borrow securities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                 ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

  ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995        20.61
1996        16.18
1997        15.13
1998         5.73
1999         6.76
2000        21.81
2001         9.75
2002         0.33
2003        24.96
2004        16.48

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Lehman Brothers U.S. Government/Credit Bond Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. Performance also is compared to a composite index. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                            5 YEARS
                                              1 YEAR   (OR LIFE OF CLASS)   10 YEARS
SERVICE 2 SHARES                              16.48%         18.15%             N/A
S&P 500 Index                                 10.88%         14.77%(3)          N/A
Lehman Brothers U.S.
  Government/Credit
  Bond Index                                   4.19%          5.51%(3)          N/A
60% S&P 500/40%
  Lehman Index                                 8.30%         11.11%(3)          N/A
CLASS S SHARES                                16.44%         14.30%           13.51%
S&P 500 Index                                 10.88%         (2.30)%          12.07%
Lehman Brothers U.S.
  Government/Credit
  Bond Index                                   4.19%          8.06%            7.80%
60% S&P/40%
  Lehman Index                                 8.30%          1.98%           10.66%


                                  BEST QUARTER


Quarter Ended 6/30/03        12.52%


                                  WORST QUARTER


Quarter Ended 9/30/02        (7.55)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

(3) Index returns for the Service 2 shares are for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed over $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Stephen W. Boesel              Mr. Boesel is the Committee Chair of the Investment Advisory
                               Committee that manages the Portfolio. He works with the Committee in developing and executing the Portfolio's investment program. Mr.
                               Boesel has been Chairman of the Committee since August 2001 and he has been managing investments since joining T. Rowe Price in 1973.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Substantial dividend income as well as long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Portfolio Manager generally looks for companies with the following:

   -   an established operating history;

   - above-average dividend yield relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index");

   -   low price/earnings ratio relative to the S&P 500 Index;

   -   a sound balance sheet and other positive financial characteristics; and

   - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds Inc. and Government Reserve Investment Funds, Inc., internally managed money market funds of T. Rowe Price.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                         OTHER INVESTMENT COMPANIES RISK

                             SECURITIES LENDING RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

     ING T. ROWE PRICE EQUITY INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995     18.77
1996      8.60
1997     17.28
1998      8.08
1999     (0.88)
2000     12.77
2001      1.21
2002    (13.31)
2003     25.10
2004     14.61

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                               5 YEARS
                                  1 YEAR  (OR LIFE OF CLASS)  10 YEARS
SERVICE 2 RETURN                  14.61%       16.71%            N/A
S&P 500 Index                     10.88%       14.77%(3)         N/A
CLASS S RETURN                    14.73%        7.26%           8.69%
S&P 500 Index                     10.88%       (2.30)%         12.07%


                                  BEST QUARTER


Quarter Ended 6/30/03        16.68%


                                  WORST QUARTER


Quarter Ended 9/30/02        (17.48)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed over $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Brian Rogers             Mr. Rogers is the Committee Chair of the Investment
                         Advisory Committee that manages the Portfolio. He works
                         with the Committee in developing and executing the
                         Portfolio's investment program. Mr. Rogers has been
                         Chairman of the Committee since March 1999 and he has
                         been managing investments since joining T. Rowe Price
                         in 1982.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO


PORTFOLIO MANAGER

UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE

Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager allocates the Portfolio's assets among the following classes, or types of investments: stocks, bonds, and short-term money market debt obligations. The stock class includes equity securities of all types, and the Portfolio Manager may purchase small, medium or large capitalization equity securities. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.

The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. Within the equity portion of the Portfolio, the Portfolio Manager generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

In selecting fixed income securities, the Portfolio Manager uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Portfolio Manager considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The fixed income securities in which the Portfolio may invest will not have a maximum maturity limitation. The Portfolio may invest in both investment grade and high yield (lower-rated) securities or, if unrated, determined to be of comparable quality by the Portfolio Manager.

The Portfolio Manager's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Portfolio Manager manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

The Portfolio Manager may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risk of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

         ING UBS U.S. ALLOCATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001     (6.67)
2002    (14.90)
2003     17.86
2004     10.81

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of four indices: the Russell 3000(R) Index, the Lehman U.S. Aggregate Bond Index the Merrill Lynch High Yield Cash Pay Index, and the 65% Russell 3000/30% Lehman U.S. Aggregate Bond/5% Merrill Lynch High Yield Cash Pay Index. The Russell 3000(R) Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The Merrill Lynch High Yield Cash Pay Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States. The inception date of the Merrill Lynch High Yield Cash Pay Index is October 31, 1984. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                   5 YEARS
                                                 1 YEAR       (OR LIFE OF CLASS)
SERVICE 2 RETURN                                  10.81%           15.46%
Russell 3000(R) Index                             11.95%           19.13%(3)
Lehman U.S. Aggregate Bond Index                   4.34%            2.70%(3)
Merrill Lynch High Yield Cash Pay Index           10.76%           14.25%(3)
65% Russell 3000/30% Lehman U.S. Aggregate
  Bond/5% Merrill Lynch High Yield Cash
  Pay Index                                       10.49%           15.59%(3)
CLASS S RETURN                                    10.76%           (0.58)%
Russell 3000(R) Index                             11.95%           (1.76)%(3)
Lehman U.S. Aggregate Bond Index                   4.34%            7.38%(3)
Merrill Lynch High Yield Cash Pay Index           10.76%            8.62%(3)
65% Russell 3000/30% Lehman U.S. Aggregate
  Bond/5% Merrill Lynch High Yield Cash
  Pay Index                                       10.49%           (0.11)%(3)


                                  BEST QUARTER


Quarter Ended 6/30/03        10.74%


                                  WORST QUARTER


Quarter Ended 9/30/02        (11.05)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Service 2 shares of the Portfolio, which commenced operations on June 3, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations on October 2, 2000, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Service 2 and Class S shares, the Class S shares are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) UBS Global Asset Management (Americas) Inc. has managed the Portfolio since May 1, 2003. Performance prior to this date is attributable to a different portfolio manager.

(3) Index returns for the Service 2 shares are for the period beginning June 1, 2003. Index returns for the Class S shares are for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


UBS is the Portfolio Manager. UBS is a registered investment adviser principally located at One North Wacker Drive, Chicago, Illinois 60606. As of December 31, 2004, UBS had approximately $61.3 billion in assets under management.


UBS is an indirect wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Brian D. Singer          Mr. Singer is the lead portfolio manager for the
                         Portfolio and has been employed by UBS since 1990.
                         During the past five years, he has served as the Chief
                         Investment Officer and Managing Director.



UBS' investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Singer has access to certain members of the U.S. Allocation investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the Portfolio. Mr. Singer, as coordinator, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus borrowings for investment purposes). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio invests primarily in growth-oriented companies. The Portfolio may invest, to a limited extent, in foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio Manager emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Portfolio Manager seeks those companies with the potential for strong free cash flow and compelling business strategies.


Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio's investments.


The Portfolio generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. The portfolio management team focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The portfolio management team continually and rigorously studies company developments including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The portfolio management team generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING VAN KAMPEN EQUITY GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003    23.63
2004     7.03

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Russell 1000(R) Growth Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                         09/09/02
                                        1 YEAR          (INCEPTION)
Service 2 Return                         7.03%            1.78%
Russell 1000(R) Growth Index             6.30%           12.80%(2)
S&P 500 Index                           10.88%           14.77%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03        12.14%


                                  WORST QUARTER


Quarter Ended 9/30/04        (6.31)%


(1) The performance information presented above is as of December 31 for each year or period.

(2)  The index returns are for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of over $431 billion.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Dennis Lynch             Mr. Lynch, Managing Director, joined Van Kampen in 1997
                         and has nine years of investment industry experience.
                         Mr. Lynch is the Portfolio's lead portfolio manager.

David Cohen              Mr. Cohen, Managing Director, joined Van Kampen in 1993
                         and has sixteen years of investment industry
                         experience. Mr. Cohen serves as the co-portfolio
                         manager and works collaboratively with other team
                         members to manage the Portfolio.

Sam Chainani, CFA        Mr. Chainani, Executive Director, joined Van Kampen in
                         1996 and has nine years of investment industry
                         experience. Mr. Chainani serves as the co-portfolio
                         manager and works collaboratively with other team
                         members to manage the Portfolio.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers from at least three different countries, which may include the United States.

The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may fail to produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003    25.94
2004    12.51

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International World Index(SM) ("MSCI World Index"). The MSCI World Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It is not possible to invest directly in the MSCI World Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                        09/09/02
                                        1 YEAR         (INCEPTION)
Service 2 Return                        12.51%           14.03%
MSCI World Index                        12.25%           18.25%(2)


                                  BEST QUARTER


Quarter Ended 12/31/03       15.35%


                                  WORST QUARTER


Quarter Ended 3/31/03        (7.61)%


(1) The performance information presented above is as of December 31 for each year or period.

(2)  Index return is for the period beginning September 1, 2002.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. has entered into a sub-portfolio management agreement with a MSIM Inc.-affiliated entity, Morgan Stanley Investment Limited ("MSIML") so that MSIM may utilize MSIML's services and delegate some of its portfolio management responsibilities to MSIML. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Hassan Elmasry           Mr. Elmasry, Managing Director, joined Van Kampen in
                         1995 and has managed the Portfolio since April 2002. He
                         has twenty-one years of investment industry experience
                         and is the lead manager of the Global Franchise
                         Strategy. As lead portfolio manager, Mr. Elmasry has
                         ultimate responsibility for stock selection and
                         portfolio construction.

Ewa Borowska             Ms. Borowska, Executive Director, joined Van Kampen in
                         2003. Ms. Borowska serves as a Portfolio Specialist
                         whose primary focus is institutional client service and
                         business management. She worked for Morgan Stanley
                         Investment Banking from 1998 - 2003.

Paras Dodhia             Mr. Dodhia, Vice President, joined Van Kampen in 2002
                         and has four years of investment experience. He worked
                         for JPMorgan Chase from 2002 - 2002 as an Equity
                         Analyst and for Oliver Wyman & Company from 1998 -
                         2000.

Michael Allision         Mr. Allison, Vice President, joined Van Kampen in 2000
                         and has managed the Portfolio since February 2005. He
                         serves as a research analyst for the Portfolio and has
                         six years of investment experience.

Jayson Vowles            Mr. Vowles, Analyst, joined Van Kampen in 2003 and has
                         managed the Portfolio since 2003. He serves as a
                         research analyst for the Portfolio and has three years
                         of investment experience. Prior to 2003, Mr. Vowles
                         worked for Goldman Sachs International as an associate,
                         modeling fixed-income derivatives.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY


Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc. A more complete description of security ratings is contained in the Statement of Additional Information.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

     ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995     30.86
1996     20.45
1997     29.63
1998     13.97
1999     15.70
2000     (2.24)
2001    (12.08)
2002    (14.88)
2003     27.71
2004     13.92

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Index is an unmanaged index consisting of the 1000 largest companies in the Russell 3000(R) Index. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                     5 YEARS
                                   1 YEAR       (OR LIFE OF CLASS)   10 YEARS
SERVICE 2 RETURN                   13.92%            17.20%             N/A
S&P 500 Index                      10.88%            14.77%(3)          N/A
Russell 1000(R) Index              11.40%            15.41%(3)          N/A
CLASS S RETURN                     13.92%             1.25%           11.10%
S&P 500 Index                      10.88%            (2.30)%          12.07%
Russell 1000(R) Index              11.40%            (1.76)%          12.16%


                                  BEST QUARTER


Quarter Ended 12/31/98       17.26%


                                  WORST QUARTER


Quarter Ended 9/30/02        (17.98)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

(3) Index returns for the Service 2 shares are for the period beginning September 1, 2002.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
James A. Gilligan, CFA   Mr. Gilligan, Managing Director, joined Van Kampen in
                         1985 and is a member of the Equity Income Team. He is
                         the lead portfolio manager and is responsible for the
                         execution of the overall strategy of the Portfolio.
                         Mr. Gilligan has managed the Portfolio since 2002.

James O. Roeder          Mr. Roeder, Executive Director, joined Van Kampen in
                         1999 and is a member of the Equity Income Team. He has
                         managed the Portfolio since 2002.

Thomas Bastian, CFA      Mr. Bastian, Vice President, is a member of the Equity
                         Income Team. Prior to joining Van Kampen in 2003, he
                         was a co-portfolio manager at Raymond James Financial
                         (Eagle Asset Management). He has managed the Portfolio
                         since 2003.

Sergio Marcheli          Mr. Marcheli, Vice President and portfolio manager for
                         the Separately Managed Account Strategies, joined Van
                         Kampen in 2003. He has managed the Portfolio since
                         2003. Prior to 2003, he was a Portfolio Specialist at
                         Van Kampen.

Vincent Vizachero        Mr. Vizachero, Vice President, joined Van Kampen in
                         2001 and has managed the Portfolio since 2002. Prior to
                         2001, Mr. Vizachero was an analyst at Fidelity.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Capital appreciation. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies in the United States real estate industry. A company is considered to be in the United States real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The Portfolio may invest more than 25% of its assets in any of the above sectors.

The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

The Portfolio also may invest in:

   - equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry;

   - financial institutions which issue or service mortgages, not to exceed 25% of total assets;

   - securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued;

   - high-yield debt securities and convertible bonds, not to exceed 20% of total assets;

   -  mortgage- and asset-backed securities; and

   -  covered options on securities and stock indexes.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                           INDUSTRY CONCENTRATION RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                                    REIT RISK
                                   SECTOR RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING VAN KAMPEN REAL ESTATE PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995     16.41
1996     35.12
1997     22.62
1998    (13.57)
1999     (3.95)
2000     30.81
2001      7.99
2002      0.04
2003     37.54
2004     37.62

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Dow Jones Wilshire Real Estate Securities Index. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. It is not possible to invest directly in the Dow Jones Wilshire Real Estate Securities Index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                       5 YEARS
                                        1 YEAR    (OR LIFE OF CLASS)   10 YEARS
SERVICE 2 RETURNS                       37.62%          29.74%            N/A
Dow Jones Wilshire Real Estate
  Securities Index                      34.81%          28.26%(3)         N/A
CLASS S RETURNS                         37.57%          21.71%          15.64%
Dow Jones Wilshire Real Estate
  Securities Index                      34.81%          22.32%          15.10%


                                  BEST QUARTER

Quarter Ended 12/31/96       19.23%

                                  WORST QUARTER

Quarter Ended 09/30/02       (10.26)%

(1) The performance information presented above is as of December 31 for each year or period. The bar chart figures shown for 2003 and 2004 provide performance for Service 2 shares of the Portfolio which commenced operations September 9, 2002. The bar chart figures shown for prior years provide performance for Class S shares of the Portfolio, revised to reflect the higher expenses of Service 2 shares. The performance table above reflects the returns for both Class S and Service 2 shares; the Class S returns are also revised to reflect the higher expenses of Service 2 shares. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 shares have different expenses.

(2) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

(3) Index return for the Service 2 shares is for the period beginning September 1, 2002.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Theodore R. Bigman       Mr. Bigman, Managing Director, joined Van Kampen in
                         1995 and has seventeen years of investment experience.
                         He is Head of Global Real Estate, responsible for
                         Morgan Stanley Investment Management's real estate
                         securities investment management business. Mr. Bigman
                         is the Portfolio's lead portfolio manager and has
                         managed the Portfolio since 2001.



Mr. Bigman is supported by a team of five research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                SERVICE 2 SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                                       DISTRIBUTION                                       TOTAL
                                                        MANAGEMENT       (12b-1)      SHAREHOLDER       OTHER           OPERATING
                                                           FEE            FEE(2)     SERVICES FEE     EXPENSES(3)        EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                           0.66%          0.25%          0.25%          0.01%             1.17%
ING Alliance Mid Cap Growth Portfolio                      0.77%          0.25%          0.25%          0.01%             1.28%
ING Capital Guardian Managed Global Portfolio              1.00%          0.25%          0.25%          0.01%             1.51%
ING Capital Guardian Small/Mid Cap Portfolio               0.66%          0.25%          0.25%          0.01%             1.17%
ING Capital Guardian U.S. Equities Portfolio               0.74%          0.25%          0.25%          0.01%             1.25%
ING FMR(SM) Diversified Mid Cap Portfolio                  0.75%          0.25%          0.25%          0.01%             1.26%
ING FMR(SM) Earnings Growth Portfolio                      0.62%          0.25%          0.25%          0.15%(6)          1.27%
ING Global Resources Portfolio                             0.66%          0.25%          0.25%            --              1.16%
ING Goldman Sachs Tollkeeper(SM) Portfolio                 1.35%          0.25%          0.25%          0.01%             1.86%
ING Jennison Equity Opportunities Portfolio                0.66%          0.25%          0.25%          0.01%             1.17%
ING Mercury Focus Value Portfolio                          0.80%          0.25%          0.25%            --              1.30%
ING Mercury Large Cap Growth Portfolio                     0.80%          0.25%          0.25%          0.01%             1.31%
ING Salomon Brothers All Cap Portfolio                     0.74%          0.25%          0.25%          0.01%             1.25%
ING Salomon Brothers Investors Portfolio                   0.74%          0.25%          0.25%          0.01%             1.25%
ING T. Rowe Price Capital Appreciation Portfolio           0.66%          0.25%          0.25%          0.01%             1.17%
ING T. Rowe Price Equity Income Portfolio                  0.66%          0.25%          0.25%          0.01%             1.17%
ING UBS U.S. Allocation Portfolio                          0.75%          0.25%          0.25%          0.01%             1.26%
ING Van Kampen Equity Growth Portfolio                     0.65%          0.25%          0.25%            --              1.15%
ING Van Kampen Global Franchise Portfolio                  1.00%          0.25%          0.25%            --              1.50%
ING Van Kampen Growth and Income Portfolio                 0.66%          0.25%          0.25%          0.01%             1.17%
ING Van Kampen Real Estate Portfolio                       0.66%          0.25%          0.25%            --              1.16%

                                                               WAIVERS,        TOTAL NET
                                                           REIMBURSEMENTS,     OPERATING
                                                          AND RECOUPMENTS(2)    EXPENSES
----------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                                (0.10)%         1.07%(4)
ING Alliance Mid Cap Growth Portfolio                           (0.10)%         1.18%(4)
ING Capital Guardian Managed Global Portfolio                   (0.10)%         1.41%(4)
ING Capital Guardian Small/Mid Cap Portfolio                    (0.10)%         1.07%(4)
ING Capital Guardian U.S. Equities Portfolio                    (0.10)%(5)      1.15%(4)
ING FMR(SM) Diversified Mid Cap Portfolio                       (0.10)%         1.16%
ING FMR(SM) Earnings Growth Portfolio                           (0.12)%(7)      1.15%
ING Global Resources Portfolio                                  (0.10)%         1.06%
ING Goldman Sachs Tollkeeper(SM) Portfolio                      (0.31)%(7)      1.55%
ING Jennison Equity Opportunities Portfolio                     (0.10)%         1.07%(5)
ING Mercury Focus Value Portfolio                               (0.15)%(5)      1.15%
ING Mercury Large Cap Growth Portfolio                          (0.15)%(5)      1.16%
ING Salomon Brothers All Cap Portfolio                          (0.10)%         1.15%(4)
ING Salomon Brothers Investors Portfolio                        (0.10)%         1.15%
ING T. Rowe Price Capital Appreciation Portfolio                (0.10)%         1.07%(4)
ING T. Rowe Price Equity Income Portfolio                       (0.10)%         1.07%(4)
ING UBS U.S. Allocation Portfolio                               (0.12)%(5)      1.14%
ING Van Kampen Equity Growth Portfolio                          (0.10)%         1.05%
ING Van Kampen Global Franchise Portfolio                       (0.10)%         1.40%
ING Van Kampen Growth and Income Portfolio                      (0.10)%         1.07%(4)
ING Van Kampen Real Estate Portfolio                            (0.10)%         1.06%



(1) This table shows the estimated operating expenses for Service 2 shares of each Portfolio as a ratio of expenses to average daily net assets. Operating expenses for ING FMR(SM) Earnings Growth Portfolio are estimated as it had not commenced operations as of December 31, 2004. For all other Portfolios, estimated operating expenses are based on each Portfolio's actual operating expenses for Service 2 shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. as adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Effective January 1, 2005, the management fee structure for ING Capital Guardian Managed Global Portfolio was revised.


(2) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Service 2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.


(3) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios, (except for ING FMR(SM) Earnings Growth Portfolio) and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI or the Trust, including the cost of the Trustees and Officers Errors

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


     and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

(4) A portion of the brokerage commissions that ING AIM Mid Cap Growth, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small/Mid Cap, ING Capital Guardian U.S. Equities, ING Jennison Equity Opportunities, ING Salomon Brothers All Cap, ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2004 would have been 1.02%, 1.12%, 1.41%, 1.06%, 1.14%, 1.03%, 1.13%, 1.05%, 1.06%, and 1.07%,
     respectively. This arrangement may be discontinued at any time.

(5) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING Capital Guardian U.S. Equities, ING Mercury Focus Value, ING Mercury Large Cap Growth, and ING UBS U.S. Allocation Portfolios. Based upon net asset as of December 31, 2004, the management fee waiver for these Portfolios would equal 0.00%, 0.05%, 0.05%, and 0.02%, respectively. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.

(6) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING FMR(SM) Earnings Growth Portfolio. "Other Expenses" for ING FMR(SM) Earnings Growth Portfolio are estimated because it did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

(7) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING FMR(SM) Earnings Growth and ING Goldman Sachs Tollkeeper(SM) Portfolios under which it will limit expenses of these Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." This amount also includes the 0.10% distribution fee waiver which footnote 2 explains in more detail. The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. Further, regarding ING Goldman Sachs Tollkeeper(SM) Portfolio, DSI has agreed to waive its rights to recoupment for the period from January 1, 2005 through December 31, 2005. This arrangement shall terminate upon the termination of the expense limitation agreement.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Service 2 shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Service 2 shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Service 2 shares operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                               $    109   $    362   $    634   $  1,411
ING Alliance Mid Cap Growth Portfolio                          $    120   $    396   $    693   $  1,536
ING Capital Guardian Managed Global Portfolio                  $    144   $    467   $    814   $  1,793
ING Capital Guardian Small/Mid Cap Portfolio                   $    109   $    362   $    634   $  1,411
ING Capital Guardian U.S. Equities Portfolio                   $    117   $    387   $    677   $  1,502
ING FMR(SM) Diversified Mid Cap Portfolio                      $    118   $    390   $    682   $  1,514
ING FMR(SM) Earnings Growth Portfolio                          $    117   $    391   $    685   $  1,523
ING Global Resources Portfolio                                 $    108   $    359   $    629   $  1,400
ING Goldman Sachs Tollkeeper(SM) Portfolio                     $    158   $    555   $    977   $  2,155
ING Jennison Equity Opportunities Portfolio                    $    109   $    362   $    634   $  1,411
ING Mercury Focus Value Portfolio                              $    117   $    397   $    699   $  1,555
ING Mercury Large Cap Growth Portfolio                         $    118   $    400   $    704   $  1,566
ING Salomon Brothers All Cap Portfolio                         $    117   $    387   $    677   $  1,502
ING Salomon Brothers Investors Portfolio                       $    117   $    387   $    677   $  1,502
ING T. Rowe Price Capital Appreciation Portfolio               $    109   $    362   $    634   $  1,411
ING T. Rowe Price Equity Income Portfolio                      $    109   $    362   $    634   $  1,411
ING UBS U.S. Allocation Portfolio                              $    116   $    388   $    680   $  1,512
ING Van Kampen Equity Growth Portfolio                         $    107   $    355   $    623   $  1,389
ING Van Kampen Global Franchise Portfolio                      $    143   $    464   $    809   $  1,782
ING Van Kampen Growth and Income Portfolio                     $    109   $    362   $    634   $  1,411
ING Van Kampen Real Estate Portfolio                           $    108   $    359   $    629   $  1,400


The Example numbers reflect the contractual fee waiver for the one-year period and the contractual fee waiver for the one-year period and the first year of the three-, five- and ten- year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A Portfolio may allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


BORROWING AND LEVERAGE RISK. A Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.


EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INDUSTRY CONCENTRATION RISK. When a Portfolio invests primarily in securities of companies in a particular industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.


INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

INVESTMENT BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.


IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a Portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation of the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a Portfolio's fixed-income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.


RESTRICTED AND ILLIQUID SECURITIES RISK. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Portfolio Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


SECTOR RISK. A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a Portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of small companies tend to be more volatile and less liquid than stocks of larger companies.


SOVEREIGN DEBT RISK. A Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066 or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political, or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Goldman Sachs Tollkeeper Portfolio may invest, for temporary defensive purposes, more significantly in U.S. government securities, repurchase agreements collateralized by by U.S. government securities, CD's, bankers' acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a maturity of less than one year. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING FMR(SM) Earnings Growth Portfolio). DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. For these Portfolios, DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING FMR(SM) Earnings Growth Portfolio), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING FMR(SM) Earnings Growth Portfolio. The administrative services performed by ING Funds Services on behalf of DSI and ING FMR(SM) Earnings Growth Portfolio directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into Adviser Class, Institutional Class, Service Class, and (Service 2) shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Service 2 shares are offered by this Prospectus.

RULE 12b-1 DISTRIBUTION FEES. The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Service 2 shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, as the Distributor, to pay or reimburse certain distribution-related expenses. DSI has agreed to waive 0.10% of the distribution fee for Service 2 shares. The expense waiver will continue through at least May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:


(a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;

(b) expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

(c)  holding seminars and sales meetings designed to promote Trust shares;

(d) obtaining information and providing explanations to variable contract owners or other investors regarding a Portfolio's investment objectives and policies and other information about the Trust and the Portfolios including the performance of the Portfolio's Service 2 Shares;

(e)  training sales personnel regarding the Trust

(f) compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

(g) financing any other activity that the Trust's Board of Trustees ("Board") determines is primarily intended to result in the sale of the Portfolios' Service 2 shares.

SERVICE FEES. The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Service 2 shares of each portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Service 2 shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the Portfolios and delivering Portfolio documents. Under the Agreement, each Portfolio makes payments to DSI at an annual rate of up to 0.25% of the portfolio's average daily net assets attributable to its Service 2 shares.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


INTERESTS OF HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculated its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and with the NASD as a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for the Portfolios, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.


For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                                          FEE PAID TO DSI DURING 2004
                                                                        (AS A PERCENTAGE OF AVERAGE NET
     PORTFOLIO                                                                     ASSETS)(1)
     ---------------------------------------------------------------------------------------------------
     ING AIM Mid Cap Growth Portfolio                                             0.66%
     ING Alliance Mid Cap Growth Portfolio                                        0.77%
     ING Capital Guardian Managed Global Portfolio                                1.00%
     ING Capital Guardian Small/Mid Cap Portfolio                                 0.66%
     ING Capital Guardian U.S. Equities Portfolio                                 0.74%
     ING FMR(SM) Diversified Mid Cap Portfolio                                    0.75%
     ING Global Resources Portfolio                                               0.66%
     ING Goldman Sachs Tollkeeper(SM) Portfolio                                   1.35%
     ING Jennison Equity Opportunities Portfolio                                  0.66%
     ING Mercury Focus Value Portfolio                                            0.80%
     ING Mercury Large Cap Growth Portfolio                                       0.80%
     ING Salomon Brothers All Cap Portfolio                                       0.74%
     ING Salomon Brothers Investors Portfolio                                     0.74%
     ING T. Rowe Price Capital Appreciation Portfolio                             0.66%
     ING T. Rowe Price Equity Income Portfolio                                    0.66%
     ING UBS U.S. Allocation Portfolio                                            0.75%
     ING Van Kampen Equity Growth Portfolio                                       0.65%
     ING Van Kampen Global Franchise Portfolio                                    1.00%
     ING Van Kampen Growth and Income Portfolio                                   0.66%
     ING Van Kampen Real Estate Portfolio                                         0.66%


(1) DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each class each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the SEC). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current
NAV of the registered investment company in which the Portfolio invests.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


   - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

   -   Securities of an issuer that has entered into a restructuring;

   -   Securities whose trading has been halted or suspended;

   - fixed-income securities that have gone into default and for which there is no current market value quotation; and

   -   Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.


When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.


--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios distribute their net investment income, if any, on their outstanding shares annually. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

--------------------------------------------------------------------------------
                       TAXES AND DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each of the Portfolio's Service 2 shares' financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2003 and 2004, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request. For all periods ended prior to December 31, 2003, the financial information was audited by another independent registered public accounting firm.


Because ING FMR(SM) Earnings Growth Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), audited financial highlights are not available.

ING AIM MID CAP GROWTH PORTFOLIO


                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                          2004      2003(1)       2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    12.93        8.99           9.18
 Income (loss) from investment operations:
 Net investment loss                                                                  $    (0.06)      (0.04)         (0.02)
 Net realized and unrealized gain (loss) on investments                               $     1.02        3.98          (0.17)
 Total from investment operations                                                     $     0.96        3.94          (0.19)
 Net asset value, end of period                                                       $    13.89       12.93           8.98
 TOTAL RETURN(3)                                                                      %     7.42       43.83          (2.07)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $    6,534       3,200             87
 Ratio to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %     1.02        1.01           1.05
 Gross expenses prior to brokerage commission recapture(4)                            %     1.07        1.09           1.10
 Net investment loss(4)                                                               %    (0.62)      (0.47)         (0.56)
 Portfolio turnover rate                                                              %      171         214            188



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING ALLIANCE MID CAP GROWTH PORTFOLIO


                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                          2004        2003        2002(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    14.88        8.92           8.37
 Income (loss) from investment operations:
 Net investment loss                                                                  $    (0.10)      (0.10)         (0.02)
 Net realized and unrealized gain on investments                                      $     2.98        6.06           0.57
 Total from investment operations                                                     $     2.88        5.96           0.55
 Net asset value, end of period                                                       $    17.76       14.88           8.92
 TOTAL RETURN(3)                                                                      %    19.35       66.82           6.57

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $   12,901       4,638            158
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %     1.12        1.14           1.18
 Gross expenses prior to brokerage commission recapture(4)                            %     1.18        1.19           1.21
 Net investment loss(4)                                                               %    (0.93)      (0.86)         (0.71)
 Portfolio turnover rate                                                              %      126         111            159



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.


ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO


                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                        2004(1)       2003        2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    11.30        8.29           8.05
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $     0.02        0.02          (0.00)(1)
 Net realized and unrealized gain on investments and foreign currencies               $     1.18        2.99           0.24
 Total from investment operations                                                     $     1.20        3.01           0.24
 Less distributions from:
 Net investment income                                                                $     0.07          --             --
 Total distributions                                                                  $     0.07          --             --
 Net asset value, end of period                                                       $    12.43       11.30           8.29
 TOTAL RETURN(3)                                                                      %    10.64       36.31           2.98

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $    4,770       2,081             60
 Ratio to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %     1.41        1.40           1.40
 Gross expenses prior to brokerage commission recapture(4)                            %     1.41        1.41           1.41
 Net investment income (loss)(4)                                                      %     0.21        0.23          (0.16)
 Portfolio turnover rate                                                              %       28          23             36



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO


                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                        2004(1)       2003       2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    11.00        7.86           7.98
 Income (loss) from investment operations:
 Net investment income                                                                $     0.01        0.01           0.02
 Net realized and unrealized gain (loss) on investments                               $     0.79        3.14          (0.14)
 Total from investment operations                                                     $     0.80        3.15          (0.12)
 Less distributions from:
 Net investment income                                                                $     0.03        0.01           0.00*
 Total distributions                                                                  $     0.03        0.01           0.00*
 Net asset value, end of period                                                       $    11.77       11.00           7.86
 TOTAL RETURN(3)                                                                      %     7.32       40.08          (1.50)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $    7,977       4,148            330
 Ratio to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %     1.06        1.08           1.10
 Gross expenses prior to brokerage commission recapture(4)                            %     1.07        1.09           1.11
 Net investment income(5)                                                             %     0.10        0.13           0.75
 Portfolio turnover rate                                                              %       41          40             40



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the ING Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.
*    Amount is less than $0.01.


ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO


                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004         2003       2002(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                                                   $    10.58        7.76           7.45
 Income (loss) from investment operations:
 Net investment income                                                                $     0.03        0.01           0.01
 Net realized and unrealized gain (loss) on investments and foreign currencies        $     0.93        2.81           0.31
 Total from investment operations                                                     $     0.96        2.82           0.32
 Less distributions from:
 Net investment income                                                                $     0.02          --           0.01
 Total distributions                                                                  $     0.02          --           0.01
 Net asset value, end of period                                                       $    11.52       10.58           7.76
 TOTAL RETURN(3)                                                                      %     9.10       36.34           4.25

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $   10,038       6,788            344
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %     1.14        1.14           1.12
 Before brokerage commission recapture(4)                                             %     1.15        1.15           1.16
 Net investment income(4)                                                             %     0.31        0.13           0.33
 Portfolio turnover rate                                                              %       23          21             27



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO


                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004         2003       2002(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $     9.90        7.43           7.76
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $    (0.03)       0.01           0.01
 Net realized and unrealized gain (loss) on investments                               $     2.39        2.46          (0.33)
 Total from investment operations                                                     $     2.36        2.47           0.32)
 Less distributions from:
 Net investment income                                                                $     0.02          --           0.01
 Total distributions                                                                  $     0.02          --           0.01
 Net asset value, end of period                                                       $    12.24        9.90           7.43
 TOTAL RETURN(3)                                                                      %    23.83       33.24          (4.15)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $    9,814       3,752            226
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.16        1.15           1.16
 Net investment income (loss)(4)                                                      %    (0.45)       0.17           0.30
 Portfolio turnover rate                                                              %      151          93            106



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

ING GLOBAL RESOURCES PORTFOLIO



                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                        2004(1)      2003        2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    14.90        9.82           9.95
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $     0.20        0.12           0.03
 Net realized and unrealized gain (loss) on investments and foreign currencies        $     0.72        5.00          (0.12)
 Total from investment operations                                                     $     0.92        5.12          (0.09)
 Less distributions from:
 Net investment income                                                                $     0.14       (0.04)          0.04
 Total distributions                                                                  $     0.14       (0.04)          0.04
 Net asset value, end of period                                                       $    15.68       14.90           9.82
 TOTAL RETURN(3)                                                                      %     6.23       52.12          (0.87)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $   10,141       3,075            107
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.07        1.09           1.10
 Net investment income(4)                                                             %     1.40        1.89           0.94
 Portfolio turnover rate                                                              %      176         117            187



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO



                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004       2003(1)       2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $     6.70        4.76           4.52
 Income (loss) from investment operations:
 Net investment loss                                                                  $    (0.04)      (0.08)         (0.03)
 Net realized and unrealized gain on investments                                      $     0.80        2.02           0.27
 Total from investment operations                                                     $     0.76        1.94           0.24
 Net asset value, end of period                                                       $     7.46        6.70           4.76
 TOTAL RETURN(3)                                                                      %    11.34       40.76           5.31

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $    4,361       2,597             64
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.76        2.00           2.01
 Net investment loss(4)                                                               %    (0.69)      (1.77)         (1.93)
 Portfolio turnover rate                                                              %       64          30             42



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO



                                                                                                     SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004         2003      2002(2)(3)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    13.14       10.04          10.17
 Income (loss) from investment operations:
 Net investment income                                                                $     0.04        0.02           0.01
 Net realized and unrealized gain (loss) on investments                               $     1.59        3.09          (0.14)
 Total from investment operations                                                     $     1.63        3.11          (0.13)
 Less distributions from:
 Net investment income                                                                $     0.06        0.01           0.00*
 Total distributions                                                                  $     0.06        0.01           0.00
 Net asset value, end of period                                                       $    14.71       13.14          10.04
 TOTAL RETURN(4)                                                                      %    12.44       30.93          (1.27)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $    3,292       1,641             44
 Ratios average net assets:
 Net expenses after brokerage commission recapture(5)                                 %     1.03        1.04           0.91
 Gross expenses prior to brokerage commission recapture(5)                            %     1.07        1.09           1.10
 Ratio of net investment income to average net assets(5)                              %     0.53        0.21           0.23
 Portfolio turnover rate                                                              %       90         106            158



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(5)  Annualized for periods less than one year.
*    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                            YEAR ENDED         SEPTEMBER 9,
                                                                                           DECEMBER 31,         2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004        2003        2002(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    10.96        8.44           8.21
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $     0.02        0.00*         (0.01)
 Net realized and unrealized gain on investments                                      $     1.22        2.62           0.24
 Total from investment operations                                                     $     1.24        2.62           0.23
 Less distributions from:
 Net investment income                                                                $     0.01        0.01             --
 Net realized gains on investments                                                    $     0.52        0.09             --
 TOTAL DISTRIBUTIONS                                                                  $     0.53        0.10             --
 Net asset value, end of period                                                       $    11.67       10.96           8.44
 TOTAL RETURN(3)                                                                      %    11.41       31.07           2.80

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $    2,417         805             58
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.20        1.20           1.21
 Net investment income (loss)(4)                                                      %     0.22        0.01          (0.37)
 Portfolio turnover rate                                                              %       75          76             61



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING MERCURY LARGE CAP GROWTH PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                            YEAR ENDED         SEPTEMBER 9,
                                                                                           DECEMBER 31,         2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004        2003         2002(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    10.20        8.05           8.42
 Income (loss) from investment operations:
 Net investment loss                                                                  $    (0.01)      (0.02)         (0.01)
 Net realized and unrealized gain (loss) on investments                               $     1.11        2.17          (0.36)
 Total from investment operations                                                     $     1.10        2.15          (0.37)
 Less distributions from:
 Net realized gains on investments                                                    $     0.85          --             --
 Return of capital                                                                    $     0.01          --             --
 Total distributions                                                                  $     0.86          --             --
 Net asset value, end of period                                                       $    10.44       10.20           8.05
 TOTAL RETURN(3)                                                                      %    10.93       26.71          (4.39)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $    2,167         857            117
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.21        1.20           1.21
 Net investment income (loss)(4)                                                      %    (0.09)      (0.43)         (0.26)
 Portfolio turnover rate                                                              %      204         102             56



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods, less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS ALL CAP PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004       2003          2002(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    11.89        8.57           8.87
 Income (loss) from investment operations:
 Net investment (loss) income                                                         $     0.03        0.01           0.02
 Net realized and unrealized gain (loss) on investments                               $     0.88        3.31          (0.31)
 Total from investment operations                                                     $     0.91        3.32          (0.29)
 Less distributions from:
 Net investment income                                                                $     0.04        0.00*          0.01
 Total distributions                                                                  $     0.04        0.00*          0.01
 Net asset value, end of period                                                       $    12.76       11.89           8.57
 TOTAL RETURN(3)                                                                      %     7.62       38.75          (3.28)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $   14,727       6,134            186
 Ratios to average net assets:
 Net expenses after brokerage commission reimbursement(4)                             %     1.13        1.13           1.16
 Gross expenses prior to brokerage commission reimbursement(4)                        %     1.15        1.15           1.16
 Ratio of net investment income to average net assets(4)                              %     0.36        0.12           0.65
 Portfolio turnover rate                                                              %       32          21            139



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING SALOMON BROTHERS INVESTORS PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                            YEAR ENDED        SEPTEMBER 9,
                                                                                           DECEMBER 31,        2002(2) TO
                                                                                      ----------------------  DECEMBER 31,
                                                                                        2004(1)      2003         2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    10.52        8.03          8.16
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $     0.13        0.08          0.04
 Net realized and unrealized gain (loss) on investments                               $     0.89        2.42         (0.11)
 Total from investment operations                                                     $     1.02        2.50         (0.07)
 Less distributions from:
 Net investment income                                                                $     0.07       (0.01)         0.06
 Total distributions                                                                  $     0.07       (0.01)         0.06
 Net asset value, end of period                                                       $    11.47       10.52          8.03
 TOTAL RETURN(3)                                                                      %     9.73       31.11         (0.92)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $    1,917       1,015           307
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.15        1.15          1.16
 Net investment income(4)                                                             %     1.22        1.07          1.37
 Portfolio turnover rate                                                              %       36          40            42



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                            YEAR ENDED         SEPTEMBER 9,
                                                                                           DECEMBER 31,         2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                        2004(1)     2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    21.35       17.15          17.40
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $     0.39        0.28           0.12
 Net realized and unrealized gain on investments and foreign currencies               $     3.12        4.00           0.06
 Total from investment operations                                                     $     3.51        4.28           0.18
 Less distributions from:
 Net investment income                                                                $     0.26        0.06           0.23
 Net realized gain on investments                                                     $     0.16        0.02           0.20
 Total distributions                                                                  $     0.42        0.08           0.43
 Net asset value, end of period                                                       $    24.44       21.35          17.15
 TOTAL RETURN(3)                                                                      %    16.48       24.96           1.03

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $   55,360      20,123            903
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 %     1.05        1.08           0.09
 Gross expenses prior to brokerage commission recapture(4)                            %     1.07        1.09           1.10
 Net investment income(4)                                                             %     1.72        1.62           2.20
 Portfolio turnover rate                                                              %       21          12             16



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.


ING T. ROWE PRICE EQUITY INCOME PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                          YEAR ENDED           SEPTEMBER 9,
                                                                                         DECEMBER 31,           2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                        2004(1)     2003          2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    12.12        9.72           9.92
 Income (loss) from investment operations:
 Net investment income                                                                $     0.17        0.16           0.06
 Net realized and unrealized gain (loss) on investments                               $     1.60        2.27          (0.09)
 Total from investment operations                                                     $     1.77        2.43          (0.03)
 Less distributions from:
 Net investment income                                                                $     0.12       (0.02)         (0.11)
 Net realized gain on investments                                                     $     0.07       (0.01)         (0.06)
 Total distributions                                                                  $     0.19       (0.03)         (0.17)
 Net asset value, end of period                                                       $    13.70       12.12           9.72
 TOTAL RETURN(3)                                                                      %    14.61       25.10          (0.30)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $   23,759      11,362            650
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursement of unified fees  %     1.06        1.08            1.08
 Net expenses after reimbursement of unified fees and prior to brokerage
   commission recapture                                                               %     1.07        1.09            1.10
 Gross expenses before brokerage commission recapture and reimbursement
   of unified fees                                                                    %     1.07        1.09            1.10
 Net investment income(4)                                                             %     1.40        1.58            1.89
 Portfolio turnover rate                                                              %       16          12             23



(1)  Class A commenced operations on September 9, 2002.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO



                                                                                                            SERVICE 2
                                                                                                  ----------------------------
                                                                                                  YEAR ENDED        JUNE 3,
                                                                                                  DECEMBER 31,     2003(2) TO
                                                                                                  ------------    DECEMBER 31,
                                                                                                    2004(1)           2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                             $       8.65            7.88
 Income (loss) from investment operations:
 Net investment income (loss)                                                                     $       0.14            0.02
 Net realized and unrealized gain on investments                                                  $       0.79            0.75
 Total from investment operations                                                                 $       0.93            0.77
 Less distributions from:
 Net investment income                                                                            $       0.07            0.00*
 Total distributions                                                                              $       0.07              --
 Net asset value, end of period                                                                   $       9.51            8.65
 TOTAL RETURN(3)                                                                                  %      10.81            9.77

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                $      3,174             963
 Ratio to average net assets:
 Expenses(4)                                                                                      %       1.16            1.16
 Net investment income(4)                                                                         %       1.53            1.39
 Portfolio turnover rate                                                                          %        106             203



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING VAN KAMPEN EQUITY GROWTH PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                             YEAR ENDED        SEPTEMBER 9,
                                                                                            DECEMBER 31,        2002(1) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004        2003          2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $     9.65        7.89           8.07
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $     0.03       (0.01)          0.00*
 Net realized and unrealized gain (loss) on investments                               $     0.65        1.87          (0.18)
 Total from investment operations                                                     $     0.68        1.86          (0.18)
 Less distributions from:
 Net investment income                                                                $       --          --             --
 Net realized gain on investments                                                     $     0.05        0.10             --
 Total distributions                                                                  $     0.05        0.10             --
 Net asset value, end of period                                                       $    10.28        9.65           7.89
 TOTAL RETURN(3)                                                                      %     7.03       23.63          (2.23)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $    9,790       5,893            468
 Ratios average net assets:
 Expenses(4)                                                                          %     1.05        1.17           1.16
 Net investment income (loss)(4)                                                      %     0.33       (0.10)          0.10
 Portfolio turnover rate                                                              %      170         120            113



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                            YEAR ENDED         SEPTEMBER 9,
                                                                                           DECEMBER 31,         2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                        2004(1)      2003         2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    11.19        8.93           9.34
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $     0.13        0.08           0.01
 Net realized and unrealized gain (loss) on investments and foreign currencies        $     1.27        2.21          (0.42)
 Total from investment operations                                                     $     1.40        2.29          (0.41)
 Less distributions from:
 Net realized gain on investments                                                     $       --        0.00*            --
 Return of capital                                                                    $       --        0.05             --
 Total distributions                                                                  $       --        0.05             --
 Net asset value, end of period                                                       $    12.59       11.19           8.93
 TOTAL RETURN(3)                                                                      %    12.51       25.94          (4.39)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $   39,871      14,543            713
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.40        1.40           1.41
 Net investment income(4)                                                             %     1.09        0.87           0.20
 Portfolio turnover rate                                                              %        9           9             33



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                            YEAR ENDED         SEPTEMBER 9,
                                                                                           DECEMBER 31,         2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                        2004(1)     2003(1)     2002(1)(3)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    21.99       17.25          17.53
 Income (loss) from investment operations:
 Net investment income                                                                $     0.24        0.22           0.07
 Net realized and unrealized gain (loss) on investments                               $     2.82        4.56          (0.20)
 Total from investment operations                                                     $     3.06        4.78          (0.13)
 Less distributions from:
 Net investment income                                                                $     0.26       (0.04)         (0.15)
 Total distributions                                                                  $     0.26       (0.04)         (0.15)
 Net asset value, end of period                                                       $    24.79       21.99          17.25
 TOTAL RETURN(4)                                                                      %    13.92       27.71          (0.78)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $   53,321      24,079            999
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(5)                                 %     1.05        1.05           1.03
 Gross expenses prior to brokerage commission recapture(5)                            %     1.07        1.09           1.11
 Net investment income(5)                                                             %     1.03        1.16           1.24
 Portfolio turnover rate                                                              %       52          62            153



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Since January 30, 2002, Van Kampen has served as Portfolio Manager for the ING Van Kampen Growth and Income Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(5)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN REAL ESTATE PORTFOLIO


                                                                                                    SERVICE 2
                                                                                      -------------------------------------
                                                                                            YEAR ENDED         SEPTEMBER 9,
                                                                                           DECEMBER 31,         2002(2) TO
                                                                                      ----------------------   DECEMBER 31,
                                                                                         2004       2003(1)       2002(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $    20.47       14.99          16.24
 Income (loss) from investment operations:
 Net investment income                                                                $     0.62        0.75           0.31
 Net realized and unrealized gain (loss) on investments                               $     7.07        4.87          (0.89)
 Total from investment operations                                                     $     7.69        5.62          (0.58)
 Less distributions from:
 Net investment income                                                                $     0.36        0.02           0.42
 Net realized gain on investments                                                     $     0.22        0.12           0.25
 Total distributions                                                                  $     0.58        0.14           0.67
 Net asset value, end of period                                                       $    27.58       20.47          14.99
 TOTAL RETURN(3)                                                                      %    37.62       37.54          (3.53)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $   17,800       6,240            286
 Ratios to average net assets:
 Expenses(4)                                                                          %     1.06        1.08           1.10
 Net investment income(4)                                                             %     3.88        4.42           6.59
 Portfolio turnover rate                                                              %       18          12             27



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year, and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write the Trust at 7337 East Doubletree Ranch Road Scottsdale, AZ 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about the ING Investor's Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investor's Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST
TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING LOGO]


04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST

PROSPECTUS

APRIL 29, 2005


INSTITUTIONAL CLASS

                          BALANCED FUNDS
                           ING MFS Total Return Portfolio

                          BOND FUNDS
                           ING Limited Maturity Bond Portfolio
                           ING PIMCO Core Bond Portfolio

                           ING PIMCO High Yield Portfolio


                          INTERNATIONAL/GLOBAL FUNDS
                           ING International Portfolio
                           ING JPMorgan Emerging Markets Equity Portfolio
                             (formerly, ING Developing World Portfolio)
                           ING Julius Baer Foreign Portfolio
                           ING Marsico International Opportunities Portfolio

                          MONEY MARKET FUND
                           ING Liquid Assets Portfolio

                          STOCK FUNDS
                           ING Eagle Asset Capital Appreciation Portfolio
                           ING Evergreen Health Sciences Portfolio
                           ING Evergreen Omega Portfolio
                           ING Janus Contrarian Portfolio (formerly, ING Janus
                             Special Equity Portfolio)
                           ING JPMorgan Small Cap Equity Portfolio
                           ING JPMorgan Value Opportunities Portfolio
                           ING Legg Mason Value Portfolio
                           ING Marsico Growth Portfolio
                           ING MFS Mid Cap Growth Portfolio
                           ING MFS Utilities Portfolio
                           ING Oppenheimer Main Street Portfolio(R)
                             (formerly, ING MFS Research Portfolio)
                           ING Pioneer Fund Portfolio
                           ING Pioneer Mid Cap Value Portfolio
                           ING Stock Index Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE INSTITUTIONAL CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                       PAGE
INTRODUCTION

   ING Investors Trust                                    2
   Investment Adviser                                     2
   Portfolios and Portfolio Managers                      2
   Classes of Shares                                      2
   Investing through your Variable Contract
     or Qualified Plan                                    2
   Why Reading this Prospectus is Important               2

DESCRIPTION OF THE PORTFOLIOS

   ING Eagle Asset Capital Appreciation Portfolio         3
   ING Evergreen Health Sciences Portfolio                6
   ING Evergreen Omega Portfolio                          8
   ING International Portfolio                           10
   ING Janus Contrarian Portfolio                        13
   ING JPMorgan Emerging Markets Equity
     Portfolio                                           17
   ING JPMorgan Small Cap Equity Portfolio               21
   ING JPMorgan Value Opportunities Portfolio            24
   ING Julius Baer Foreign Portfolio                     26
   ING Legg Mason Value Portfolio                        29
   ING Limited Maturity Bond Portfolio                   33
   ING Liquid Assets Portfolio                           37
   ING Marsico Growth Portfolio                          41
   ING Marsico International Opportunities
     Portfolio                                           45
   ING MFS Mid Cap Growth Portfolio                      47
   ING MFS Total Return Portfolio                        50
   ING MFS Utilities Portfolio                           55
   ING Oppenheimer Main Street Portfolio(R)              57
   ING PIMCO Core Bond Portfolio                         60
   ING PIMCO High Yield Portfolio                        63
   ING Pioneer Fund Portfolio                            65
   ING Pioneer Mid Cap Value Portfolio                   67
   ING Stock Index Portfolio                             69

PORTFOLIO FEES AND EXPENSES                              71

SUMMARY OF PRINCIPAL RISKS                               73

MORE INFORMATION

   Percentage and Rating Limitation                      80
   A Word about Portfolio Diversity                      80
   Additional Information about the Portfolios           80
   Non-Fundamental Investment Policies                   80
   Temporary Defensive Positions                         80
   Administrative Services                               80
   Portfolio Distribution                                81
   How We Compensate Entities Offering Our
     Portfolios as Investment Options in their
     Investment Products                                 81
   Additional Information Regarding the Classes
     of Shares                                           82
   Interests of the Holders of Variable Insurance
     Contracts and Policies and Qualified
     Retirement Plans                                    82
   Frequent Trading - Market Timing                      82
   Portfolio Holdings Disclosure Policy                  83
   Report to Shareholders                                83
   Custodian
   Legal Counsel
   Independent Registered Public Accounting
     Firm

OVERALL MANAGEMENT OF THE TRUST

   The Adviser                                           84
   Management Fee                                        84

NET ASSET VALUE                                          85

TAXES AND DISTRIBUTIONS                                  86

FINANCIAL HIGHLIGHTS                                     87

TO OBTAIN MORE INFORMATION                             Back

ING INVESTORS TRUST TRUSTEES                           Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this Prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING Eagle Asset Capital Appreciation Portfolio - Eagle Asset Management, Inc. ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC
ING International Portfolio - ING Investment Management Co.
ING Janus Contrarian Portfolio - Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio - J.P. Morgan Investment Management Inc.
ING JPMorgan Small Cap Equity Portfolio - J.P. Morgan Investment Management Inc. ING JPMorgan Value Opportunities Portfolio - J.P. Morgan Investment Management Inc.
ING Julius Baer Foreign Portfolio - Julius Baer Investment Management LLC
ING Legg Mason Value Portfolio - Legg Mason Funds Management, Inc.
ING Limited Maturity Bond Portfolio - ING Investment Management Co.
ING Liquid Assets Portfolio - ING Investment Management Co.
ING Marsico Growth Portfolio - Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio - Marsico Capital Management, LLC
ING MFS Mid Cap Growth Portfolio - Massachusetts Financial Services Company
ING MFS Total Return Portfolio - Massachusetts Financial Services Company
ING MFS Utilities Portfolio - Massachusetts Financial Services Company
ING Oppenheimer Main Street Portfolio(R) - OppenheimerFunds, Inc.
ING PIMCO Core Bond Portfolio - Pacific Investment Management Company LLC

ING PIMCO High Yield Portfolio - Pacific Investment Management Company LLC

ING Pioneer Fund Portfolio - Pioneer Investment Management, Inc.
ING Pioneer Mid Cap Value Portfolio - Pioneer Investment Management, Inc. ING Stock Index Portfolio - ING Investment Management Co.

CLASSES OF SHARES


Pursuant to a multiple class plan (the "Plan"), each Portfolio (except ING Liquid Assets Portfolio and ING Stock Index Portfolio) offers four classes of shares. This Prospectus relates only to the Institutional Class ("Class I") shares. For more information about Class I shares, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Shares of the Portfolios of the Trust may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Class S shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

Eagle Asset Management, Inc. ("Eagle Asset")

INVESTMENT OBJECTIVE

Capital appreciation. Dividend income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The equity securities in which the Portfolio invests include common stocks, securities convertible into common stocks, options on equities and rights and warrants.

Eagle Asset picks stocks from the 500 largest names in the Russell 1000(R) Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses without competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The portfolio management team ("team") then develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager on the team responsible for stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, the team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return, given the level of risk.

The Portfolio may invest up to 25% of its total assets in foreign issuers. The Portfolio may write covered put and call options and may purchase protective puts. It may also purchase uncovered puts and calls that expose up to 55% of the Portfolio's total assets, and may enter into financial futures contracts and options thereon and currency hedging transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's Class S shares' past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

    ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995               35.21
1996               10.62
1997               27.28
1998                1.55
1999                0.51
2000                8.77
2001               (4.43)
2002              (17.05)
2003               25.26
2004               14.88

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                    01/03/95
                                            1 YEAR     5 YEARS     (INCEPTION)
Class S Return                              14.88%       4.40%         9.20%
S&P 500 Index                               10.88%      (2.30)%       12.07%(2)
Russell 1000(R) Index                       11.40%      (1.76)%       12.16%(2)


                         BEST QUARTER


Quarter Ended 12/31/98                            17.34%


                        WORST QUARTER


Quarter Ended 9/30/02                            (18.71)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(2)  Index returns are for the period beginning January 1, 1995.


MORE ON THE PORTFOLIO MANAGER


Eagle Asset has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2004, Eagle Asset had over $10.4 billion in client assets under management. The principal address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Richard Skeppstrom, II        Managing Director, Conservative Large Cap Equity Portfolio Co-Manager

                              Mr. Skeppstrom has 15 years of investment experience and has been with
                              Eagle Asset since 2001. From 1992 to 2001, Mr. Skeppstrom was the
                              Senior Portfolio Manager for the Conservative Large Cap product at
                              Evergreen Investment Management and co-manager of the Evergreen
                              Capital Growth Fund.

Robert R. Marshall            Conservative Large Cap Equity Portfolio Co-Manager

                              Mr. Marshall has 17 years of investment experience and came to Eagle
                              Asset in 2002 after nearly 8 years at Wachovia Securities where he was a Director and Senior Vice President of Equity Research.

E. Craig Dauer                Conservative Large Cap Equity Portfolio Co-Manager

                              Mr. Dauer came to Eagle Asset in 2001 and has 11 years of investment experience. From 1999 to 2001, Mr. Dauer was a Portfolio Co-Manager
                              for the Evergreen Investment Management Conservative Large Cap
                              product. He also served as an Equity Analyst with First Union Capital
                              Markets.

John G. Jordan, III, CFA      Conservative Large Cap Equity Portfolio Co-Manager

                              Mr. Jordan came to Eagle Asset in 2001 and has 14 years of investment experience. From 1999 to 2001, Mr. Jordan was a Portfolio Co-Manager
                              for the Conservative Large Cap product at Evergreen Investment
                              Management. He also served as a portfolio manager and research analyst at Thompson, Siegel, and Walmsley. Mr. Jordan is a Chartered Financial
                              Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE


Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, I.E., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Class I shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247.7 billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Liu-Er Chen, CFA              Mr. Chen joined EIMC in 1995 where he serves as Managing Director and
                              Senior Portfolio Manager. He is a Chartered Financial Analyst and has
                              managed the Portfolio since May 1, 2004. Mr. Chen brings to his position more than 7 years of investment experience. Prior to his association with EIMC, he spent three years in the strategic planning areas of U.S. and German pharmaceutical companies.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE


Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Class I shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247.7 billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Maureen E. Cullinane, CFA     Ms. Cullinane joined EIMC in 1974 where she serves as Managing
                              Director and Senior Portfolio Manager. She is a Chartered Financial
                              Analyst and has managed the Portfolio since May 1, 2004. Ms. Cullinane brings to her position more than 25 years of experience in the investment management industry.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid-and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.


The Portfolio Manager primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

              ING INTERNATIONAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002                           (16.15)
2003                            29.17
2004                            16.71

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MCSI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                     12/17/01
                                                       1 YEAR       (INCEPTION)
Class S Return                                          16.71%         8.14%
MSCI EAFE Index                                         20.70%        12.31%(2)


                         BEST QUARTER


Quarter Ended 6/30/03                             16.16%


                        WORST QUARTER


Quarter Ended 9/30/02                            (21.03)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on December 17, 2001. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(2)  Index return is for the period beginning January 1, 2002.


MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Richard T. Saler              Senior Vice President and Portfolio Manager at ING IM. Mr. Saler was
                              Senior Vice President and Director of International Equity Investment
                              Strategy at Lexington Management Corporation, which was acquired by
                              ING IM's parent company in July 2000.

Phillip A. Schwartz           Senior Vice President and Portfolio Manager at ING IM. Mr. Schwartz
                              was Senior Vice President and Director of International Equity
                              Investment Strategy at Lexington Management Corporation, which was acquired by ING IM's parent company in July 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JANUS CONTRARIAN PORTFOLIO

PORTFOLIO MANAGER

Janus Capital Management LLC ("Janus Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio Manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The Portfolio Manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the Portfolio Manager. Changes are made in the portfolio of securities in which the Portfolio invests whenever the Portfolio Manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK
                             SPECIAL SITUATIONS RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


            ING JANUS CONTRARIAN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001     (5.03)
2002    (25.95)
2003     50.40
2004     17.13


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                             10/2/00
                                            1 YEAR         (INCEPTION)
Class S Return                               17.13%          2.38%
S&P 500 Index                                10.88%         (2.33)%(2)


                         BEST QUARTER


Quarter Ended 6/30/03                             27.41%


                        WORST QUARTER


Quarter Ended 9/30/02                            (20.32)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Janus Capital and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2004, Janus Capital managed over $139 billion in assets. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.


Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCG") which owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in financial asset management businesses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
David C. Decker          Executive Vice President and portfolio manager of the Portfolio since its inception.

                         Mr. Decker joined Janus Capital in 1992 and has managed various other mutual funds and private accounts since that time. Mr. Decker holds a
                         Master's of Business Administration degree in Finance from the Fuqua
                         School of Business at Duke University and a Bachelor of Arts degree in
                         Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.


The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets Index"). The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.


While the Portfolio invests primarily in equities, it may also invest in debt securities. The Portfolio may invest in high yield securities which are below investment grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into "dollar-rolls," in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.

In managing the Portfolio, the Portfolio Manager seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Portfolio Manager is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.


Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK

                              HIGH-YIELD BOND RISK

                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

   ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999     61.66
2000    (33.79)
2001     (5.25)
2002    (10.70)
2003     46.62
2004     17.76


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged index that is comprised of equity securities in emerging markets. It is not possible to invest directly in the MSCI Emerging Markets Index.



                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                      02/18/98
                                             1 YEAR      5 YEARS     (INCEPTION)
Class S Return                               17.76%      (0.66)%       2.09%
MSCI Emerging Markets Index                  25.95%       4.62%        6.42%(3)


                        BEST QUARTER


Quarter Ended 12/31/99                            31.50%


                        WORST QUARTER


Quarter Ended 9/30/01                            (22.80)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on February 18, 1998. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since April 29, 2005. ING Investment Management Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2004. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


(3)  Index return is for the period beginning March 1, 1998.

MORE ON THE PORTFOLIO MANAGER

JPMorgan serves as the Portfolio Manager to the Portfolio and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Austin Forey                  Mr. Forey is a Managing Director who has been employed by JPMorgan (or one of its affiliates) since 1988.

Richard Schmidt               Mr. Schmidt is a Managing Director who has been employed by JPMorgan
                              (or one of its affiliates) since 1988.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital growth over the long term.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Small-cap companies are companies with market capitalization equal to those within a universe of Russell 2000(R) Index stocks. Market capitalization is the total market value of a company's shares.

The Portfolio focuses on companies that appear attractive relative to other companies in the same economic sector based on both a number of quantitative factors including valuation and improving fundamentals as well as the fundamental stock and industry insights of the sector specific research and portfolio management teams.

The Portfolio Manager then uses a disciplined, systematic portfolio construction process to overweight the stocks that are the most attractive and underweight those stocks that it believes are the least attractive while trying to minimize uncompensated risks relative to the benchmark.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                             PORTFOLIO TURNOVER RISK

                                    REIT RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

      ING JPMORGAN SMALL CAP EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003    34.22
2004    25.91

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000(R) Index and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"). The Russell 2000(R) Index represents the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The S&P 600 SmallCap 600 Index is an unmanaged market-value weighted index consisting of 600 domestic stocks, representing all major industries in the small-capitalization of the U.S. stock market. The Russell 2000(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 2000(R) Index is a more appropriate index than the S&P SmallCap 600 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     05/01/02
                                                          1 YEAR    (INCEPTION)
Class S Return                                            25.91%      11.53%
Russell 2000(R) Index                                     18.33%      10.99%
S&P SmallCap 600 Index                                    22.65%      11.01%


                         BEST QUARTER


Quarter Ended 6/30/03                             15.19%


                        WORST QUARTER


Quarter Ended 3/31/03                             (4.42)%


(1) Class I shares commenced operations May 6, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, which commenced operations May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since May 1, 2002.

MORE ON THE PORTFOLIO MANAGER

JPMorgan has managed the Portfolio since its inception and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Christopher T. Blum           Mr. Blum, Vice President, is a portfolio manager in the U.S. Small Cap
                              Equity Group. An employee since 1996, he rejoined JPMorgan in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts. Prior to 2001, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital.

Dennis S. Ruhl                Mr. Ruhl, Vice President, is a portfolio manager in the U.S. Small Cap
                              Equity Group. An employee of JPMorgan since 1999, his current responsibilities include managing structured small cap core and value accounts.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization companies while those above $5 billion are considered large-capitalization companies. Market capitalization is the total market value of a company's shares. The Portfolio Manager builds a portfolio that they believe have characteristics of undervalued securities.


Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Portfolio may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                               INTEREST RATE RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Bradford L. Frishberg         Mr. Frishberg, Managing Director, founded and leads JPMorgan's large cap Active Value strategies in the U.S. Equity group. An employee since 1996, he was previously a portfolio manager in JPMorgan's London office, then moved to JPMorgan's Tokyo office before returning to New
                              York in 2000. Prior to that, Mr. Frishberg managed portfolios for
                              Aetna Investment Management in Hong Kong. He holds a B.A. in business economics from Brown University and an M.A. degree in economics from
                              Trinity College. He is also a CFA charterholder.

Alan Gutmann                  Mr. Gutmann, Vice President and a new member of the team, has worked for JPMorgan since 2003, prior to which he was a research analyst and portfolio manager at Neuberger Berman in 2002, at First Manhattan Co.
                              in 2001 and Oppenheimer Capital from 1991-2000.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JULIUS BAER FOREIGN PORTFOLIO

PORTFOLIO MANAGER

Julius Baer Investment Management LLC ("JBIM")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stock, American depositary receipts, European depositary receipts, Global depositary receipts, convertible securities, rights, warrants, and other investment companies, including exchange traded funds.

In selecting investments for the Portfolio, the Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the U.S.

The Portfolio Manager manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Portfolio Manager chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Portfolio Manager considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as "emerging markets". It presently does not anticipate investing more than 25% of its total assets in such securities. The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as "junk bonds". The Portfolio may invest in derivatives such as futures, options, and swaps as a hedging technique or in furtherance of its investment objective.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its net assets.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

         ING JULIUS BAER FOREIGN PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003            31.06
2004            18.03

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                   05/01/02
                                                       1 YEAR     (INCEPTION)
Class S Return                                          18.03%       9.82%
MSCI EAFE Index                                         20.70%      13.40%


                         BEST QUARTER


Quarter Ended 6/30/03                             19.92%


                        WORST QUARTER


Quarter Ended 3/31/03                             (9.66)%



(1) Class I shares commenced operations December 6, 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Julius Baer Investment Management LLC has managed the Portfolio since September 2, 2003. J.P. Morgan Investment Management Inc. managed the Portfolio from May 1, 2002 until September 1, 2003.


MORE ON THE PORTFOLIO MANAGER


Since September 2, 2003, JBIM has served as the Portfolio Manager to the Portfolio. JBIM is a registered investment adviser wholly owned by Julius Baer Securities, which in turn is wholly owned by Julius Baer Holding AG. JBIM specializes in the management of international and global equities, fixed income securities and alternative investments. As of December 31, 2004, JBIM managed over $24.3 billion in assets. The principal address of JBIM is 330 Madison Avenue, New York, New York 10017.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Rudolph-Riad Younes, CFA      Senior Vice President and Head of International Equity; has been with the Julius Baer organization since September 1993.

Richard Pell                  Senior Vice President and Chief Investment Officer; has been with the
                              Julius Baer organization since January 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LEGG MASON VALUE PORTFOLIO

PORTFOLIO MANAGER

Legg Mason Funds Management, Inc. ("Legg Mason")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities, including foreign securities. The securities may be listed on a securities exchange or traded in the over-the-counter markets. The Portfolio Manager follows its value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Portfolio Manager's assessment of their intrinsic value. Intrinsic value, according to the Portfolio Manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more. It should be noted that in this description of the criteria for selecting securities the word "value" is used in its academic sense rather than in the context often seen in current industry literature of "value" and "growth." Thus the Portfolio Manager may invest in securities which some analysts consider to be "value stocks" or "growth stocks." The Portfolio Manager takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio Manager generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The Portfolio Manager may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the manager to offer the potential for long-term growth of capital, when an investment opportunity arises that the manager believes is more compelling, or to realize gains or limit potential losses.

The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."


Subject to shareholder approval, the Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                               OTC INVESTMENT RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

           ING LEGG MASON VALUE PORTFOLIO - ANNUAL TOTAL RETURN(1)(2)

2001        (9.51)
2002       (19.41)
2003        22.53
2004        13.87

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     10/02/00
                                                       1 YEAR       (INCEPTION)
Class S Return                                          13.87%          0.36%
S&P 500 Index                                           10.88%         (2.38)%(3)


                        BEST QUARTER


Quarter Ended 12/31/03                            15.18%


                        WORST QUARTER


Quarter Ended 9/30/02                            (15.25)%


(1) Class I shares commenced operations May 6, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Legg Mason Funds Management, Inc. has managed the Portfolio since May 3, 2004. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004.

(3)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Prior to May 3, 2004, Janus Capital Management LLC served as Portfolio Manager to the Portfolio. Since May 3, 2004, Legg Mason has served as the Portfolio Manager to the Portfolio. Founded in 1982, Legg Mason is a wholly owned subsidiary of Legg Mason, Inc. and is a specialist in the management of U.S. large-cap equities.

The principal address of Legg Mason is 100 Light St., Baltimore, MD 21202. As of December 31, 2004, Legg Mason managed over $48.8 billion in assets.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Mary Chris Gay                Ms. Gay, Senior Vice President and Portfolio Manager, is responsible for the day-to-day management of the Portfolio and for implementing the investment strategies pursued by a master portfolio managed by
                              Bill Miller, Legg Mason's Chief Investment Officer and the creator of
                              Legg Mason's investment process. Ms. Gay implements such strategies, subject to the Portfolio's investment objectives, restrictions, cash flows, and other considerations, which may be different from those of the master portfolio.

                              Ms. Gay has been employed by one or more subsidiaries of Legg Mason since 1989. She is currently also a Senior Vice President for Legg
                              Mason Capital Management, Inc. and manages several domestic and international mutual funds and pooled investment vehicles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LIMITED MATURITY BOND PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.


The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

   - ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;

   - YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;

   - SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and

   - SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines at the time of investment that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.


The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities.


In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The Portfolio may also lend its securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                             PORTFOLIO TURNOVER RISK

                                    REIT RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

          ING LIMITED MATURITY BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995        11.72
1996         4.32
1997         6.67
1998         6.86
1999         1.13
2000         7.73
2001         8.84
2002         7.24
2003         2.84
2004         1.38


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. It is not possible to invest directly in the Lehman Brothers 1-3 Year Government/Credit Bond Index.

                            AVERAGE ANNUAL RETURNS(1)



                                                  1 YEAR     5 YEARS     10 YEARS
Class S Return                                     1.38%       5.56%       5.82%
Lehman Brothers 1-3 Year
 Government/Credit Bond Index                      1.30%       5.41%       5.98%


                         BEST QUARTER


Quarter Ended 9/30/01                              4.19%


                        WORST QUARTER


Quarter Ended 6/30/04                             (0.93)%



(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., has served as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect, wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York 10169.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
James B. Kauffmann            Mr. Kauffmann has been employed by ING IM's investment management operations since 1996 and has over 18 years of investment experience.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LIQUID ASSETS PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

High level of current income consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

Step One:         The Portfolio Manager actively maintains a formal approved list of high quality companies;

Step Two:         Securities of approved list issuers that meet maturity
                  guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment;

Step Three:       Eligible securities are reviewed to ensure that an investment in such securities would not cause the Portfolio to exceed its diversification limits; and

Step Four:        The Portfolio Manager makes yield curve positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates.

Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

   - QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio;

   - MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days; and

   - DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.


The Portfolio may invest in U.S. dollar-denominated money market instruments including, but not limited to:


   -   U.S. Treasury and U.S. government agency securities;

   -   fully collateralized repurchase agreements;

   - bank obligations, including certificates of deposit, time deposits, and bankers' acceptances;

   -   commercial paper;

   -   asset-backed securities;

   - variable or floating rate securities, including variable rate demand obligations;

   - debt securities with special features such as puts, or maturity extension arrangements;

   -   short-term corporate debt securities other than commercial paper;

   -   U.S. dollar-denominated foreign securities;

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

   -   shares of other investment companies (not to exceed 10%);

   -   credit-linked notes;

   -   reverse repurchase agreements;

   -   structured securities; and

   -   Guaranteed Investment Contracts.

Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.

The Portfolio may lend up to 33 1/3% of its total assets. The Portfolio may also borrow up to 10% of its net assets (up to 25% to meet redemptions).

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                           GOVERNMENT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             SECURITIES LENDING RISK

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

              ING LIQUID ASSETS PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995         5.51
1996         5.01
1997         5.07
1998         5.13
1999         4.74
2000         6.05
2001         3.85
2002         1.43
2003         0.75
2004         0.92

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the iMoneyNet First Tier Retail Index. The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. It is not possible to invest directly in the iMoneyNet First Tier Retail Index.


                            AVERAGE ANNUAL RETURNS(1)



                                                  1 YEAR     5 YEARS    10 YEARS
Class S Return                                     0.92%       2.58%       3.83%
iMoneyNet First Tier
 Retail Index                                      1.43%       3.12%       4.43%


                         BEST QUARTER


Quarter Ended 9/30/00                              1.56%


                        WORST QUARTER


Quarter Ended 12/31/03                             0.16%


(1) Class I shares commenced operations May 7, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


The Portfolio's Class I shares' 7-day yield as of December 31, 2004 was 1.91%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
David S. Yealy                Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing
                              Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach generally takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manger also may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

The Portfolio may also invest in:

   -   foreign securities (including in emerging or developing markets);

   -   forward foreign currency contracts, futures and options;

   -   debt securities;

   -   high-yield bonds (up to 35%) of any quality; and

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING MARSICO GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999        78.13
2000       (21.99)
2001       (30.23)
2002       (29.57)
2003        32.72
2004        12.86

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                   5 YEARS                  10 YEARS
                              1 YEAR         (OR LIFE OF CLASS)        (OR LIFE OF CLASS)
CLASS I RETURN                12.86%                23.28%                     N/A
S&P 500 Index                 10.88%                20.32%(3)                  N/A
CLASS S RETURN                12.48%               (10.55)%                   2.47%
S&P 500 Index                 10.88%                (2.30)%                   2.74%(3)


                         BEST QUARTER


Quarter Ended 12/31/99                            41.31%


                        WORST QUARTER


Quarter Ended 3/31/01                            (24.22)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations May 2, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations on August 14, 1998. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.

(2) Marsico Capital Management, LLC has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.

(3) Index return for the Class I shares is for the period beginning May 1, 2003. Index return for the Class S shares is for the period beginning August 1, 1998.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:


NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Thomas F. Marsico             Mr. Marsico is Chief Investment Officer of Marsico and manages the investment program of the Portfolio. Mr. Marsico founded Marsico in
                              1997, and has over 21 years of experience as a securities analyst and a portfolio manager.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world.


The Portfolio normally invests in issuers from at least three different countries not including the United States and generally maintains a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest without limit in foreign investments. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential.

Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and foreign currency contracts.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities and up to 5% of its total assets in high-yield bonds and mortgage and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business.

The Portfolio may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes.

In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                               SMALL COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
James G. Gendelman            Portfolio Manager

                              Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since 2000. Prior to joining Marsico, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman,
                              Sachs & Co. He holds a bachelor's degree in Accounting from Michigan
                              State University and a MBA in Finance from the University of Chicago.
                              Mr. Gendelman was a certified public accountant for Ernst & Young from
                              1983 to 1985.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap(R) Growth Index at the time of the Portfolio's investment. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000(R) Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell Midcap(R) Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 31, 2004, the top of the Russell Midcap(R) Growth Index was approximately $33.84 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

The Portfolio may invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts and forward foreign currency contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest in options on securities, stock indexes and futures contracts.

The Portfolio may also invest in debt securities and up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under our Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING MFS MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999        79.05
2000         8.18
2001       (23.62)
2002       (48.80)
2003        39.12
2004        15.30

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth(R) Index. The Russell Midcap Growth(R) Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap Growth(R) Index.

                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                   5 YEARS                  10 YEARS
                              1 YEAR          (OR LIFE OF CLASS)       (OR LIFE OF CLASS)
CLASS I RETURN                15.30%                27.43%                     N/A
Russell Midcap Growth(R)
Index                         15.48%                29.73%(2)                  N/A
CLASS S RETURN                15.05%                (7.50)%                   5.50%
Russell Midcap Growth(R)
Index                         15.48%                (3.36)%                   5.43%(2)


                         BEST QUARTER


Quarter Ended 12/31/99                            41.28%


                        WORST QUARTER


Quarter Ended 6/30/02                            (35.83)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations May 2, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations on August 14, 1998. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.


(2) Index return for the Class I shares is for the period beginning May 1, 2003. Index return for the Class S shares is for the period beginning August 1, 1998.


MORE ON THE PORTFOLIO MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
David E. Sette-Ducati         Mr. Sette-Ducati, portfolio manager, is a MFS Senior Vice President and has been employed in the MFS investment management area since
                              2000.

Eric B. Fischman              Mr. Fischman, portfolio manager, has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr.
                              Fischman spent two years as an Equity Research Analyst for State
                              Street Research and spent one year as an Equity Research Analyst intern for Dreyfus Corporation.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a "balanced fund," and invests in a combination of equity and fixed-income securities. Under normal market conditions, the Portfolio invests:

   - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and

   - at least 25%, but not more than 60%, of its net assets in non-convertible fixed-income securities.

The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.

EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

   -   a decline in the market;

   -   poor economic conditions;

   - developments that have affected or may affect the issuer of the securities or the issuer's industry; and

   -   the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -   a fixed-income stream; and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED-INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

   - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities;

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

   - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio; and

   - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed-income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                                   SECTOR RISK
                           UNDERVALUED SECURITIES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING MFS TOTAL RETURN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999         3.38
2000        16.50
2001         0.49
2002        (5.10)
2003        16.75
2004        11.45

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the 60% S&P 500/40% LBAB Index ("Composite Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The LBAB Index and the Composite Index are included to provide additional comparison information. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                   5 YEARS                   10 YEARS
                              1 YEAR          (OR LIFE OF CLASS)        (OR LIFE OF CLASS)
CLASS I RETURN                11.45%                15.42%                     N/A
S&P 500 Index                 10.88%                20.32%(2)                  N/A
LBAB Index                     4.34%                 3.71%(2)                  N/A
Composite Index                8.30%                13.52%(2)                  N/A
CLASS S RETURN                11.12%                 7.58%                    7.56%
S&P 500 Index                 10.88%                (2.30)%                   2.74%(2)
LBAB Index                     4.34%                 7.71%                    6.53%(2)
Composite Index                8.30%                 1.98%                    4.67%(2)


                         BEST QUARTER


Quarter Ended 6/30/03                             10.75%


                        WORST QUARTER


Quarter Ended 9/30/02                             (8.33)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations May 2, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations on August 14, 1998. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.

(2) Index returns for the Class I shares are for the period beginning May 1, 2003. Index returns for the Class S shares are for the period beginning August 1, 1998.

MORE ON THE MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Brooks Taylor                 Mr. Taylor, Senior Vice President, portfolio manager, and leader of the team, has been employed in the MFS investment management area since 1996.

Kenneth J. Enright            Mr. Enright, Senior Vice President and portfolio manager, has been employed in the MFS investment management area since 1986.

Steven R. Gorham              Mr. Gorham, Senior Vice President and portfolio manager, has been employed in the MFS investment management area since 1992.

Michael W. Roberge            Mr. Roberge, Senior Vice President and portfolio manager, has been employed in the MFS investment management area since 1996.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
William J. Adams              Mr. Adams, Vice President and portfolio manager, has been employed in the MFS investment management area since 1997.

William P. Douglas            Mr. Douglas, Vice President and portfolio manager, has been employed in the MFS investment management area since 2004 and has over 14 years of investment experience. Prior to 2004, Mr. Douglas spent 10 years as
                              Vice President and Senior Mortgage Analyst for Wellington Management
                              Company, LLP.

Alan T. Langsner              Mr. Langsner, Vice President and portfolio manager, has been employed in the MFS investment management area since 1999.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS UTILITIES PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign (including emerging markets) companies in the utilities industry. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers a company to be in the utilities industry if, at the time of investment, the Portfolio Manager determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the Portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry are considered to include:


   - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

   - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

EQUITY INVESTMENTS. The Portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio Manager uses a bottom-up, as opposed to top-down, investment style. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager. In performing this analysis and selecting securities for the Portfolio, the Portfolio Manager places a particular emphasis on each of the following factors:

   -   the current regulatory environment;

   -   the strength of the company's management team; and

   - the company's growth prospects and valuation relative to its long-term potential.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

FIXED-INCOME INVESTMENTS. The Portfolio may invest in the following fixed-income securities: corporate bonds, mortgage-backed and asset-backed securities, U.S. government securities, and high-yield bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the Portfolio Manager's fixed-income oriented funds (including the fixed-income portion of the Portfolio) as a tool in making or adjusting the Portfolio's asset allocations to these various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities (including emerging markets securities) such as:

   -   equity securities of foreign companies in the utilities industry;

   -   fixed-income securities of foreign companies in the utilities industry;
       and

   -   fixed-income securities issued by foreign governments.

The Portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH YIELD BOND RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                               OTC INVESTMENT RISK
                                   SECTOR RISK
                             UTILITIES INDUSTRY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Maura A. Shaughnessy          Ms. Shaughnessy is a Senior Vice President and Portfolio Manager. Ms.
                              Shaughnessy has been employed in the investment management area of MFS since 1991.

Robert D. Persons, CFA        Mr. Persons is a Vice President and Portfolio Manager. He joined MFS in 2000 and serves as an Investment Grade Fixed-Income Research
                              Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING OPPENHEIMER MAIN STREET PORTFOLIO(R)

PORTFOLIO MANAGER

OppenheimerFunds, Inc. ("Oppenheimer Funds")

INVESTMENT OBJECTIVE

Long-term growth of capital and future income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Portfolio, the Portfolio Managers use an investment process that combines quantitative models, fundamental research about particular securities, and individual judgment. It should be stressed that the investment process is quantitative in nature and that fundamental and judgmental elements serve to support the quantitative models. While this process and inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

   - MULTI-FACTOR QUANTITATIVE MODELS: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid or large), industries, and value or growth styles. A group of "bottom-up" models help to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

   - FUNDAMENTAL RESEARCH: The Portfolio Managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

   - JUDGMENT: The Portfolio is then continuously rebalanced by the portfolio managers, using the tools described above.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

      ING OPPENHEIMER MAIN STREET PORTFOLIO(R) - ANNUAL TOTAL RETURNS(1)(2)

1999        24.23
2000        (4.54)
2001       (21.46)
2002       (24.87)
2003        24.57
2004        13.15

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                   5 YEARS                  10 YEARS
                              1 YEAR          (OR LIFE OF CLASS)       (OR LIFE OF CLASS)
CLASS I RETURN                13.15%                19.98%                     N/A
S&P 500 Index                 10.88%                20.32%(3)                  N/A
CLASS S RETURN                12.88%                (4.55)%                   1.89%
S&P 500 Index                 10.88%                (2.30)%                   2.74%(3)


                         BEST QUARTER


Quarter Ended 12/31/99                            21.71%


                        WORST QUARTER


Quarter Ended 9/30/01                            (19.58)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio which commenced operations May 2, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations on August 14, 1998. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.

(2) Oppenheimer Funds, Inc. has managed the Portfolio since November 8, 2004. Massachusetts Financial Services Company managed the Portfolio from August 10, 1998 through November 7, 2004.

(3) Index return for the Class I shares is for the period beginning May 1, 2003. Index return for Class S shares is for the period beginning August 1, 1998.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


OppenheimerFunds, Portfolio Manager to the Portfolio, has been an investment advisor since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street - 11th Floor, New York, New York 10281-1008. The Portfolio Manager and its subsidiaries and controlled affiliates managed over $170 billion in assets as of December 31, 2004 including other Oppenheimer funds, with more than 7 million shareholder accounts.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Nikolaos D. Monoyios, CFA     Mr. Monoyios, a Certified Financial Analyst, is a Senior Vice
                              President of OppenheimerFunds since October 2003 and is formerly Vice
                              President of OppenheimerFunds from April 1998 through September 2003.
                              He is an Officer of 12 portfolios in the OppenheimerFunds complex and has been a manager of the Portfolio since inception.

Marc Reinganum                Dr. Reinganum is a Vice President of OppenheimerFunds since September
                              2002 and is the Director of Quantitative Research and Portfolio
                              Strategist for Equities. He is formerly the Mary Jo Vaughn Rauscher
                              Chair in Financial Investments at Southern Methodist University since
                              1995. At Southern Methodist University, he also served as the Director of the Finance Institute, Chairman of the Finance Department,
                              President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee. He is an Officer of 8
                              portfolios in the OppenheimerFunds complex and has been a manager of the Portfolio since inception.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO CORE BOND PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within three- to six- year time frame based on the Portfolio Manager's forecast for interest rates.


The instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible, securities, preferred stock, corporate commercial paper, Yankees and Euros; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities; event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; money market instruments; collateralized debt securities; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.


The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B at the time of investment or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to non-U.S. dollar-denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging markets") economies.

The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]

           ING PIMCO CORE BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999        (8.62)
2000         0.94
2001         2.46
2002         8.68
2003         4.84
2004         4.78

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to those of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index ("LBAB Index"). The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. It is not possible to invest directly in the LBAB Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                   08/14/98
                                          1 YEAR    5 YEARS       (INCEPTION)
Class S Return                             4.78%      4.31%          3.14%
LBAB Index                                 4.34%      7.71%          6.53%(3)


                         BEST QUARTER


Quarter Ended 9/30/01                              5.79%


                        WORST QUARTER


Quarter Ended 3/31/99                             (5.01)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Pacific Investment Management Company LLC has managed the Portfolio since May 1, 2001. Prior to May 1, 2001, a different portfolio manager managed the Portfolio, and the Portfolio's strategy to invest in bonds of global issuers was different.

(3)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.


PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.


The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Pasi Hamalainen               Mr. Hamalainen, Managing Director, generalist portfolio manager, member of PIMCO's investment committee and head of risk oversight, joined PIMCO in 1994. He has 11 years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO HIGH YIELD PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Rating Service, or Fitch, or if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The remainder of the Portfolio's assets may be invested in investment grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 20% of its total assets in non-US dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to non-U.S. dollar denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging markets") economies.

Consistent with its investment strategy and policies, the Portfolio may invest in fixed-income instruments which include, but are not limited to: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities; preferred stock; corporate commercial paper; "Yankee" dollars and "Euros" securities; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits, and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and obligations of international agencies or supranational entities; money market instruments; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.

The Portfolio may invest in derivatives, and its net exposure to derivative securities may be equal to up to 100% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortage-or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Class I shares had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Raymond G. Kennedy            Mr. Kennedy is a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996 and has 17 years of investment management experience. He holds a bachelor's degree from
                              Stanford University and an Masters of Business Administration from the
                              Anderson Graduate School of Management at the University of
                              California, Los Angeles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER FUND PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities believed by the Portfolio Manager to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Portfolio Manager also considers a security's potential to provide a reasonable amount of income. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

   -   Favorable expected returns relative to perceived risk;

   -   Above average potential for earnings and revenue growth;

   - Low market valuations relative to earnings forecast, book value, cash flow and sales; and

   - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $43 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
John A. Carey                 Mr. Carey, portfolio manager, Director of Portfolio Management, and an
                              Executive Vice President, is responsible for the day-to-day management of the Portfolio. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr.         Mr. Hunnewell, assistant portfolio manager and Vice President, is also responsible for the day-to-day management of the Portfolio. He joined
                              Pioneer in August 2001 and has been an investment professional since
                              1985. Prior to joining Pioneer, he was an independent investment manager and a fiduciary pf private asset portfolios from 2000 to 2001.



Messrs. Carey and Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the Portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the Portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

   -   Favorable expected returns relative to perceived risk;

   -   Management with demonstrated ability and commitment to the company;

   - Low market valuations relative to earnings forecast, book value, cash flow and sales;

   - Turnaround potential for companies that have been through difficult periods;

   - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and

   - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                           MARKET CAPITALIZATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              MID-CAP COMPANY RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $43 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
J. Rodman Wright              Mr. Wright, portfolio manager and Senior Vice President, joined
                              Pioneer in 1994 as an analyst and has been an investment professional since 1988.

Sean Gavin                    Mr. Gavin, assistant portfolio manager and Vice President, joined
                              Pioneer in 2002 as an assistant portfolio manager. Prior to joining
                              Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from
                              2000 to 2002 and at Delphi Management from 1998 to 2000.



Messrs. Wright and Gavin are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING STOCK INDEX PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Seeks total return.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in equity securities of companies included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or equity securities of companies that are representative of the S&P 500 Index (including derivatives). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio invests principally in common stock and employs a "passive management" approach designed to track the performance of the S&P 500 Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, if its assets in stocks that make up the S&P 500 Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the index itself.

Under certain circumstances, the Portfolio may not hold all of the same securities as the S&P 500 Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the S&P 500 Index and to provide equity exposure to the Portfolio's cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the S&P 500 Index, the Portfolio does not always perform exactly like its target index. Unlike the S&P 500 Index, the Portfolio has operating expenses, and transaction costs and therefore, has a slight performance disadvantage over the S&P 500 Index. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

In the event that the Portfolio's market value is $50 million or less, in order to replicate investment in stocks listed on the S&P 500 Index, the Portfolio Manager may invest the entire amount of the Portfolio's assets in S&P 500 Index futures, in exchange-traded funds ("ETFs"), or in a combination of S&P 500 Index futures and ETFs, subject to any limitation on the Portfolio's investments in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                               INDEX STRATEGY RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio commenced operations May 3, 2004 and therefore does not have a full calendar year of performance, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following person is primarily responsible for the management of the
Portfolio:


NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Rosalie Jing, CFA             Ms. Jing, Vice President, ING IM, is the portfolio manager. She has been with the firm since 1989 and has worked in a number of portfolio management roles, including management of index portfolios for institutional clients. Ms. Jing is a Chartered Financial Analyst.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract Prospectus, Prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS I SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                                DISTRIBUTION                TOTAL        WAIVERS,      TOTAL NET
                                                   MANAGEMENT      (12b-1)      OTHER     OPERATING   REIMBURSEMENTS   OPERATING
                                                       FEE           FEE     EXPENSES(2)  EXPENSES    AND RECOUPMENTS  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation Portfolio        0.66%          --        0.01%        0.67%(3)          --        0.67%
ING Evergreen Health Sciences Portfolio               0.75%          --          --         0.75%             --        0.75%
ING Evergreen Omega Portfolio                         0.60%          --          --         0.60%             --        0.60%
ING International Portfolio                           1.00%          --        0.01%        1.01%             --        1.01%
ING Janus Contrarian Portfolio                        0.80%          --        0.01%        0.81%(3)          --        0.81%
ING JPMorgan Emerging Markets Equity Portfolio        1.25%          --        0.02%        1.27%             --        1.27%
ING JPMorgan Small Cap Equity Portfolio               0.90%          --          --         0.90%(3)       (0.03)%(4)   0.87%
ING JPMorgan Value Opportunities Portfolio            0.40%          --        0.15%(5)(6)  0.55%          (0.02)%(7)   0.53%
ING Julius Baer Foreign Portfolio                     0.96%          --          --         0.96%             --        0.96%
ING Legg Mason Value Portfolio                        0.80%          --        0.01%        0.81%(3)          --        0.81%
ING Limited Maturity Bond Portfolio                   0.28%          --          --         0.28%             --        0.28%
ING Liquid Assets Portfolio                           0.27%          --        0.02%        0.29%             --        0.29%
ING Marsico Growth Portfolio                          0.77%          --        0.01%        0.78%(3)          --        0.78%
ING Marsico International Opportunities Portfolio     0.54%          --        0.17%(5)     0.71%          (0.03)%(7)   0.68%
ING MFS Mid Cap Growth Portfolio                      0.64%          --          --         0.64%(3)          --        0.64%(8)
ING MFS Total Return Portfolio                        0.64%          --          --         0.64%(3)          --        0.64%
ING MFS Utilities Portfolio                           0.60%          --        0.15%(5)(6)  0.75              --(7)     0.75%
ING Oppenheimer Main Street Portfolio(R)              0.64%          --          --         0.64%(3)          --        0.64%
ING PIMCO Core Bond Portfolio                         0.60%          --        0.01%        0.61%             --        0.61%
ING PIMCO High Yield Portfolio                        0.49%          --        0.00%        0.49%             --        0.49%
ING Pioneer Fund Portfolio                            0.75%          --        0.01%(6)     0.76%             --        0.76%
ING Pioneer Mid Cap Value Portfolio                   0.75%          --        0.01%(6)     0.76%             --        0.76%
ING Stock Index Portfolio                             0.27%          --          --         0.27%             --        0.27%



(1) This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Class I shares for ING Eagle Asset Capital Appreciation, ING Evergreen Health Sciences, ING Evergreen Omega, ING JPMorgan Small Cap Equity, ING Limited Maturity Bond, ING PIMCO High Yield, and ING PIMCO Core Bond Portfolios had not commenced operations as of December 31, 2004, expenses are based on the Portfolios' actual operating expenses for Class S shares, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc., as Adviser to each Portfolio, has agreed. Operating expenses for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated as they had not commenced operations as of December 31, 2004. For all other Portfolios, estimated operating expenses are based on each Portfolio's actual operating expenses for Class I shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. as Adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Effective March 1, 2004, the management fee structure for ING JPMorgan Emerging Markets Equity Portfolio was revised.

(2) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios), and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


(3) A portion of the brokerage commissions that ING Eagle Asset Capital Appreciation, ING Janus Contrarian, ING JPMorgan Small Cap Equity, ING Legg Mason Value, ING Marsico Growth, ING MFS Mid Cap Growth, ING MFS Total Return and ING Oppenheimer Main Street Portfolios pay is used to reduce each Portfolio's expenses. Including those reductions and the MFS Voluntary Management fee waiver, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2004 would have been 0.66%, 0.81%, 0.90%, 0.81%, 0.75%, 0.62%, 0.63%, and 0.62%, respectively. This arrangement may be discontinued at any time.
(4) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING JPMorgan Small Cap Equity Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver for this Portfolio would equal 0.03%. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.
(5) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios.
(6) "Other Expenses" for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated because they did not have a full calendar year of operations as of December 31, 2004 (the Portfolios' fiscal year end).
(7) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios, under which it will limit expenses of these Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.
(8) Directed Services, Inc. ("DSI") has voluntarily agreed to waive a portion of its management fee for ING MFS Mid Cap Growth Portfolio. Including this waiver, the "Total Net Operating Expenses" for the Portfolio for the year ended December 31, 2004 would have been 0.62%. This arrangement may be discontinued by DSI at any time.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Class I shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class I shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                      1 YEAR      3 YEARS    5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation Portfolio                        $   68      $   214     $   373      $    835
ING Evergreen Health Sciences Portfolio                               $   77      $   240     $   417      $    930
ING Evergreen Omega Portfolio                                         $   61      $   192     $   335      $    750
ING International Portfolio                                           $  103      $   322     $   558      $  1,236
ING Janus Contrarian Portfolio                                        $   83      $   259     $   450      $  1,002
ING JPMorgan Emerging Markets Equity Portfolio                        $  129      $   403     $   697      $  1,534
ING JPMorgan Small Cap Equity Portfolio(1)                            $   89      $   284     $   496      $  1,105
ING JPMorgan Value Opportunities Portfolio(1)                         $   54      $   174     $   305      $    687
ING Julius Baer Foreign Portfolio                                     $   98      $   306     $   531      $  1,178
ING Legg Mason Value Portfolio                                        $   83      $   259     $   450      $  1,002
ING Limited Maturity Bond Portfolio                                   $   29      $    90     $   157      $    356
ING Liquid Assets Portfolio                                           $   30      $    93     $   163      $    368
ING Marsico Growth Portfolio                                          $   80      $   249     $   433      $    966
ING Marsico International Opportunities Portfolio(1)                  $   69      $   224     $   392      $    880
ING MFS Mid Cap Growth Portfolio                                      $   65      $   205     $   357      $    798
ING MFS Total Return Portfolio                                        $   65      $   205     $   357      $    798
ING MFS Utilities Portfolio(1)                                        $   77      $   240     $   417      $    930
ING Oppenheimer Main Street Portfolio(R)                              $   65      $   205     $   357      $    798
ING PIMCO Core Bond Portfolio                                         $   62      $   195     $   340      $    762
ING PIMCO High Yield Portfolio                                        $   50      $   157     $   274      $    616
ING Pioneer Fund Portfolio                                            $   78      $   243     $   422      $    942
ING Pioneer Mid Cap Value Portfolio                                   $   78      $   243     $   422      $    942
ING Stock Index Portfolio                                             $   28      $    87     $   152      $    343


(1) The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A Portfolio may allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainity or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.


EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


INDEX STRATEGY RISK. ING Stock Index Portfolio uses an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the Portfolio and the S&P 500 Index performance may be affected by the Portfolio's expenses, and the timing of purchases and redemptions of the Portfolio's shares.

INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INVESTMENT BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's assets.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

SECTOR RISK. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

UTILITIES INDUSTRY RISK. The Portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in increasing revenues or obtaining adequate returns on invested capital, even if frequent rate increases require approval by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. There are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the Portfolio than on a fund with a more broadly diversified portfolio.


VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, and debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Evergreen Health Sciences and ING Evergreen Omega Portfolios may invest up to 100%, for temporary defensive purposes, in high quality money market instruments. ING Legg Mason Value Portfolio may invest without limit, for temporary defensive purposes, in investment grade, short-term debt instruments, including government, corporate and money market securities. The types of defensive positions in which a Portfolio may engage, are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios). DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios. The administrative services performed by ING Funds Services on behalf of DSI and ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity,

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into Adviser Class ("ADV Class"), Class I, Service Class, and Service 2 Class shares. ING Liquid Assets Portfolio does not offer ADV Class shares and ING Stock Index Portfolio does not offer Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered by this Prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.


For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                                                 FEE PAID TO DSI DURING 2004
       PORTFOLIO                                                         (AS A PERCENTAGE OF AVERAGE NET ASSETS)(1)
       ------------------------------------------------------------------------------------------------------------
       ING Eagle Asset Capital Appreciation Portfolio                                        0.66%
       ING Evergreen Health Sciences Portfolio                                               0.75%
       ING Evergreen Omega Portfolio                                                         0.60%
       ING International Portfolio                                                           1.00%
       ING Janus Contrarian Portfolio                                                        0.80%
       ING JPMorgan Emerging Markets Equity Portfolio                                        1.25%
       ING JPMorgan Small Cap Equity Portfolio                                               0.90%
       ING Julius Baer Foreign Portfolio                                                     0.96%
       ING Legg Mason Value Portfolio                                                        0.80%
       ING Limited Maturity Bond Portfolio                                                   0.28%
       ING Liquid Assets Portfolio                                                           0.27%
       ING Marsico Growth Portfolio(2)                                                       0.77%
       ING MFS Mid Cap Growth Portfolio(3)                                                   0.64%
       ING MFS Total Return Portfolio                                                        0.64%
       ING Oppenheimer Main Street Portfolio                                                 0.64%
       ING PIMCO Core Bond Portfolio                                                         0.60%
       ING PIMCO High Yield Portfolio                                                        0.49%
       ING Stock Index Portfolio                                                             0.27%


(1) Directed Services, Inc. pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.
(2) Directed Services, Inc. voluntarily waived 0.05% of its management fee for the ING Marsico Growth Portfolio for assets in excess of $1.3 billion through December 31, 2004.

(3) For the year ended December 31, 2004, Directed Services, Inc. voluntarily waived a portion of its management fee for ING MFS Mid Cap Growth Portfolio in an amount equal to 0.01%.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


   - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

   -   Securities of an issuer that has entered into a restructuring;

   -   Securities whose trading has been halted or suspended;

   - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

   -   Securities that are restricted as to transfer or resale.


The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying buys shares, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.


ING Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


The Portfolios distribute their net investment income, if any, on their outstanding shares annually, except that net investment income of ING Liquid Assets and ING PIMCO High Yield, respectively, are Portfolios declared as dividends daily and paid monthly and the ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.


The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the Prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each Portfolio's Class I shares' financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2004 and 2003, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request. For all periods ended prior to December 31, 2003, the financial information was audited by another independent registered accounting firm.

Because the Class I shares of ING Eagle Asset Capital Appreciation, ING International, ING Janus Contrarian, ING JPMorgan Emerging Markets Equity, ING Limited Maturity Bond, and ING PIMCO Core Bond Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are presented for Service Class
("Class S") shares of these Portfolios. Because ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are not available. Because the Class I shares for ING Evergreen Health Sciences, ING Evergreen Omega, and ING PIMCO High Yield Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are not available.

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO



                                                                                        CLASS S
                                                                --------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                   2004         2003     2002(1)      2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                             $     16.00      12.80      15.55       16.61      15.52
 Income (loss) from investment operations:
 Net investment income                                          $      0.21       0.15       0.13        0.12       0.13
 Net realized and unrealized gain (loss) on investments         $      2.17       3.08      (2.78)      (0.86)      1.22
 Total from investment operations                               $      2.38       3.23      (2.65)      (0.74)      1.35
 Less distributions from:
 Net investment income                                          $      0.16       0.03       0.10        0.11       0.19
 Net realized gain on investments                               $        --         --         --        0.21       0.02
 Return of capital                                              $        --         --         --          --       0.05
 Total distributions                                            $      0.16       0.03       0.10        0.32       0.26
 Net asset value, end of year                                   $     18.22      16.00      12.80       15.55      16.61
 TOTAL RETURN(2)                                                %     14.88      25.26     (17.05)      (4.43)      8.77

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                                $   229,065    217,037    177,515     204,675    186,345
 Ratios to average net assets:
 Net expenses after brokerage commission recapture              %      0.91       0.94       0.94        0.95       0.95
 Gross expenses prior to brokerage commission recapture         %      0.92       0.94       0.95        0.95       0.95
 Net investment income                                          %      1.16       1.10       0.90        0.76       0.92
 Portfolio turnover rate                                        %       125         43         41          61         84



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING INTERNATIONAL PORTFOLIO



                                                                                                     CLASS S
                                                                                -----------------------------------------------
                                                                                                                   DECEMBER 17,
                                                                                     YEAR ENDED DECEMBER 31,        2001(1) TO
                                                                                ---------------------------------  DECEMBER 31,
                                                                                   2004        2003      2002(2)       2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                           $      8.88       6.89       8.29          8.26
 Income (loss) from investment operations:
 Net investment income (loss)                                                   $      0.12       0.09       0.06         (0.00)*
 Net realized and unrealized gain (loss) on investments and foreign currencies  $      1.36       1.92      (1.40)         0.03
 Total from investment operations                                               $      1.48       2.01      (1.34)         0.03
 Less distributions from:
 Net investment income                                                          $      0.09       0.02       0.04            --
 Net realized gain on investments                                               $        --         --       0.02            --
 Total distributions                                                            $      0.09       0.02       0.06            --
 Net asset value, end of period                                                 $     10.27       8.88       6.89          8.29
 TOTAL RETURN(3)                                                                %     16.71      29.17     (16.15)         0.36

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                              $   201,115    184,662    139,789       171,577
 Ratios to average net assets:
 Expenses(4)                                                                    %      1.26       1.26       1.26          1.25
 Net investment income (loss)(4)                                                %      1.19       1.19       0.69         (0.15)
 Portfolio turnover rate                                                        %        87        116        115            99


(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING JANUS SPECIAL EQUITY PORTFOLIO



                                                                                                CLASS S
                                                                     ----------------------------------------------------------
                                                                                                                    OCTOBER 2,
                                                                                YEAR ENDED DECEMBER 31,             2000(1) TO
                                                                     --------------------------------------------  DECEMBER 31,
                                                                        2004        2003      2002(2)      2001       2000(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                $      9.40       6.25       8.44       8.91         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                        $      0.01      (0.03)     (0.03)      0.00          0.04
 Net realized and unrealized gain (loss) on investments
   and foreign currencies                                            $      1.60       3.18      (2.16)     (0.45)        (1.12)
 Total from investment operations                                    $      1.61       3.15      (2.19)     (0.45)        (1.08)
 Less distributions from:
 Net investment income                                               $        --         --         --       0.02          0.01
 Net realized gain on investments                                    $        --         --         --         --          0.00*
 Total distributions                                                 $        --         --         --       0.02          0.01
 Net asset value, end of period                                      $     11.01       9.40       6.25       8.44          8.91
 TOTAL RETURN(3)                                                     %     17.13      50.40     (25.95)     (5.03)       (10.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                   $    65,770     53,873     21,815     26,151         8,125
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                %      1.05       1.08       1.07       1.11          1.10
 Gross expenses prior to brokerage commission recapture(4)           %      1.06       1.11       1.11       1.11          1.10
 Net investment income (loss)(4)                                     %      0.14      (0.50)     (0.42)      0.25          1.92
 Portfolio turnover rate                                             %        33         43         54         95            12


(1)  Commencement of operations.
(2) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO



                                                                                        CLASS S
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  2004(1)       2003     2002(2)      2001        2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                             $      9.28       6.34       7.10        7.59      11.56
 Income (loss) from investment operations:
 Net investment income (loss)                                   $      0.05       0.06       0.02        0.09      (0.05)
 Net realized and unrealized gain (loss) on investments
   and foreign currencies                                       $      1.60       2.90      (0.78)      (0.49)     (3.86)
 Total from investment operations                               $      1.65       2.96      (0.76)      (0.40)     (3.91)
 Less distributions from:
 Net investment income                                          $      0.04       0.02         --        0.08         --
 Net realized gain on investments                               $        --         --         --        0.01       0.06
 Total distributions                                            $      0.04       0.02         --        0.09       0.06
 Net asset value, end of year                                   $     10.89       9.28       6.34        7.10       7.59
 TOTAL RETURN(3)                                                %     17.76      46.62     (10.70)      (5.25)    (33.79)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                                $   156,615    113,494     62,732      74,797     60,541
 Ratios to average net assets:
 Expenses                                                       %      1.54       1.77       1.76        1.76       1.75
 Net investment income (loss)                                   %      0.62       1.06       0.25        1.27      (0.39)
 Portfolio turnover rate                                        %       166         95        166         180        130



(1) Since March 1, 2004, ING Investment Management Advisors B.V. has served as Portfolio Manager for the ING Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.


ING JPMORGAN SMALL CAP EQUITY PORTFOLIO


                                                                                                                     CLASS I
                                                                                                                  -------------
                                                                                                                      MAY 6,
                                                                                                                    2004(1) TO
                                                                                                                   DECEMBER 31,
                                                                                                                       2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                             $       11.15
 Income (loss) from investment operations:
 Net investment income (loss)                                                                                     $        0.01
 Net realized and unrealized gain (loss) on investments                                                           $        2.24
 Total from investment operations                                                                                 $        2.25
 Less distributions from:
 Net realized gains on investments                                                                                $        0.01
 Total distributions                                                                                              $        0.01
 Net asset value, end of period                                                                                   $       13.39
 TOTAL RETURN(2)                                                                                                  %       20.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                $      41,807
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(3)                                                             %        0.89
 Gross expenses prior to brokerage commission recapture(3)                                                        %        0.89
 Net investment income (loss)(3)                                                                                  %        0.12
 Portfolio turnover rate                                                                                          %         147



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING JULIUS BAER FOREIGN PORTFOLIO



                                                                                                                     CLASS I
                                                                                                                  -------------
                                                                                                                   DECEMBER 6,
                                                                                                                    2004(1) TO
                                                                                                                   DECEMBER 31,
                                                                                                                       2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                             $       11.89
 Income (loss) from investment operations:
 Net investment income (loss)                                                                                     $       (0.00)*
 Net realized and unrealized gain (loss) on investments and foreign currencies                                    $        0.41
 Total from investment operations                                                                                 $        0.41
 Less distributions from:
 Net investment income                                                                                            $        0.02
 Net realized gain on investments                                                                                 $        0.07
 Total distributions                                                                                              $        0.09
 Net asset value, end of period                                                                                   $       12.21
 TOTAL RETURN(2)                                                                                                  %        3.47

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                $       2,993
 Ratios to average net assets:
 Expenses(3)                                                                                                      %        0.96
 Net investment income (loss)(3)                                                                                  %       (0.56)
 Portfolio turnover rate                                                                                          %         104



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING LEGG MASON VALUE PORTFOLIO


                                                                                                                     CLASS I
                                                                                                                  -------------
                                                                                                                     MAY 6,
                                                                                                                     2004(1)
                                                                                                                   DECEMBER 31,
                                                                                                                       2004
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                                             $        8.86
 Income (loss) from investment operations:
 Net investment income (loss)                                                                                     $        0.00*
 Net realized and unrealized gain (loss) on investments and foriegn currencies                                    $        1.20
 Total from investment operations                                                                                 $        1.20
 Less distributions from:
 Net investment income                                                                                            $        0.03
 Total distributions                                                                                              $        0.03
 Net asset value, end of period                                                                                   $       10.03
 TOTAL RETURN(2)                                                                                                  %       13.52

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                $       3,713
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(3)                                                             %        0.81
 Gross expenses prior to brokerage commission recapture(3)                                                        %        0.81
 Net investment income (loss)(3)                                                                                  %        0.13
 Portfolio turnover rate                                                                                          %          95



(1)  Class A commenced operations on September 9, 2002.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING LIMITED MATURITY BOND PORTFOLIO



                                                                                        CLASS S
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  2004(1)       2003     2002(1)      2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                             $     11.65      11.44      11.02       10.53      10.42
 Income (loss) from investment operations:
 Net investment income                                          $      0.65       0.43       0.46        0.41       0.55
 Net realized and unrealized gain (loss) on investments         $     (0.49)     (0.10)      0.34        0.52       0.26
 Total from investment operations                               $      0.16       0.33       0.80        0.93       0.81
 Less distributions from:
 Net investment income                                          $      0.61      (0.09)     (0.33)      (0.44)     (0.70)
 Net realized gain on investments                               $      0.10      (0.03)     (0.05)         --         --
 Total distributions                                            $      0.71      (0.12)     (0.38)      (0.44)     (0.70)
 Net asset value, end of year                                   $     11.10      11.65      11.44       11.02      10.53
 TOTAL RETURN(2)                                                %      1.38       2.84       7.24        8.84       7.73

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                                $   393,161    572,056    611,262     462,492    251,060
 Ratios to average net assets:
 Expenses                                                       %      0.53       0.53       0.53        0.53       0.55
 Expenses to average net assets                                 %      0.53       0.53       0.53        0.54       0.56
 Net investment income                                          %      3.35       3.26       4.03        4.98       6.11
 Portfolio turnover rate                                        %       197         91        169         117        153



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.


ING LIQUID ASSETS PORTFOLIO


                                                                                                                     CLASS I
                                                                                                                  -------------
                                                                                                                      MAY 7,
                                                                                                                    2004(1) TO
                                                                                                                   DECEMBER 31,
                                                                                                                       2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                             $        1.00
 Income (loss) from investment operations:
 Net investment income                                                                                            $       0.009
 Net realized and unrealized gain (loss) on investments                                                           $      (0.000)*
 Total from investment operations                                                                                 $       0.009
 Less distributions from:
 Net investment income                                                                                            $       0.009
 Total distributions                                                                                              $       0.009
 Net asset value, end of period                                                                                   $        1.00
 TOTAL RETURN(2)                                                                                                  %        0.86

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                $     125,543
 Ratios to average net assets:
 Expenses(3)                                                                                                      %        0.29
 Net investment income (3)                                                                                        %        1.43



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING MARSICO GROWTH PORTFOLIO



                                                                                                             CLASS I
                                                                                                   ---------------------------
                                                                                                                     MAY 2,
                                                                                                    YEAR ENDED       2003(1)
                                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                                       2004           2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                              $      12.91          10.27
 Income (loss) from investment operations:
 Net investment income (loss)                                                                      $       0.04           0.00*
 Net realized and unrealized gain (loss) on investments and foreign currencies                     $       1.62           2.64
 Total from investment operations                                                                  $       1.66           2.64
 Net asset value, end of period                                                                    $      14.57          12.91
 TOTAL RETURN(2)                                                                                   %      12.86          25.71

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                 $      3,285          1,926
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(3)                                              %       0.75           0.77
 Gross expenses prior to brokerage commission recapture(3)                                         %       0.78           0.79
 Net investment income (loss)(3)                                                                   %       0.30           0.01
 Portfolio turnover rate                                                                           %         72             82



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING MFS MID CAP GROWTH PORTFOLIO


                                                                                                             CLASS I
                                                                                                   ---------------------------
                                                                                                                     MAY 2,
                                                                                                    YEAR ENDED     2003(1) TO
                                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                                       2004            2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                              $      10.13           7.79
 Income (loss) from investment operations:
 Net investment loss                                                                               $      (0.03)         (0.02)
 Net realized and unrealized gain (loss) on investments and foreign currencies                     $       1.58           2.36
 Total from investment operations                                                                  $       1.55           2.34
 Net asset value, end of period                                                                    $      11.68          10.13
 TOTAL RETURN(2)                                                                                   %      15.30          30.04

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                 $      4,953          3,396
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursement of unified fee(3)             %       0.62           0.61
 Net expenses after reimbursement of unified fee and prior to brokerage commission recapture       %       0.64           0.65
 Gross expenses prior to brokerage commission recapture and reimbursement of unified fee(3)        %       0.64           0.65
 Net investment loss(3)                                                                            %      (0.32)         (0.18)
 Portfolio turnover rate                                                                           %         80             95



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS TOTAL RETURN PORTFOLIO


                                                                                                             CLASS I
                                                                                                   ---------------------------
                                                                                                                     MAY 2,
                                                                                                    YEAR ENDED     2003(2) TO
                                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                                      2004(1)        2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                              $      17.22          15.19
 Income from investment operations:
 Net investment income                                                                             $       0.47           0.58
 Net realized and unrealized gain on investments and foreign currencies                            $       1.50           1.55
 Total from investment operations                                                                  $       1.97           2.13
 Less distributions from:
 Net investment income                                                                             $       0.38           0.10
 Net realized gain on investments                                                                  $         --             --
 Total distributions                                                                               $       0.38           0.10
 Net asset value, end of period                                                                    $      18.81          17.22
 TOTAL RETURN(3)                                                                                   %      11.45          14.03

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                 $      6,119          2,303
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursement of unified fees(4)            %       0.63           0.64
 Net expenses after reimbursement of unified fees and prior to brokerage commission recapture      %       0.64           0.65
 Gross expenses prior to brokerage commission recapture and reimbursement of unified fees(4)       %       0.64           0.65
 Net investment income(4)                                                                          %       2.69           2.61
 Portfolio turnover rate                                                                           %         66             57



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.


ING OPPENHEIMER MAIN STREET PORTFOLIO(R)


                                                                                                             CLASS I
                                                                                                   ---------------------------
                                                                                                                     MAY 2,
                                                                                                    YEAR ENDED     2003(1) TO
                                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                                       2004           2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                              $      14.87          12.45
 Income (loss) from investment operations:
 Net investment income                                                                             $       0.18           0.17
 Net realized and unrealized gain (loss) on investments and foreign currencies                     $       1.77           2.30
 Total from investment operations                                                                  $       1.95           2.47
 Less distributions from:
 Net investment income                                                                             $       0.17           0.05
 Total distributions                                                                               $       0.17           0.05
 Net asset value, end of period                                                                    $      16.65          14.87
 TOTAL RETURN(2)                                                                                   %      13.15          19.83

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                 $        136            103
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursement of unified fees(3)            %       0.61           0.59
 Net expenses after reimbursement of unified fees and prior to brokerage commission recapture      %       0.63           0.59
 Gross expenses prior to brokerage commission recapture and reimbursement of unified fees(3)       %       0.64           0.65
 Net investment income(3)                                                                          %       1.17           1.04
 Portfolio turnover rate                                                                           %        175            130



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING PIMCO CORE BOND PORTFOLIO



                                                                                        CLASS S
                                                                --------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  2004(1)       2003     2002(1)     2001(2)     2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                             $     10.72      10.39       9.79        9.60      10.06
 Income (loss) from investment operations:
 Net investment income                                          $      0.35       0.41       0.36        0.26       0.12
 Net realized and unrealized gain (loss) on investments,
 foreign currencies, futures, options and swaps                 $      0.16       0.10       0.48       (0.02)     (0.03)
 Total from investment operations                               $      0.51       0.51       0.84        0.24       0.09
 Less distributions from:
 Net investment income                                          $      0.29       0.05       0.16          --       0.32
 Net realized gain on investments                               $      0.02       0.13       0.08        0.05       0.00*
 Return of capital                                              $        --         --         --          --       0.23
 Total distributions                                            $      0.31       0.18       0.24        0.05       0.55
 Net asset value, end of year                                   $     10.92      10.72      10.39        9.79       9.60
 TOTAL RETURN(3)                                                %      4.78       4.84       8.68        2.46       0.94

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                                $   744,258    525,001    437,548     122,176     47,126
 Ratios to average net assets:
 Expenses                                                       %      0.86       0.87       0.93        1.13       1.60
 Net investment income                                          %      3.21       3.55       3.56        3.30       3.62
 Portfolio turnover rate                                        %       279        402        605         745        156



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the ING PIMCO Core Bond Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than $0.01.


ING STOCK INDEX PORTFOLIO


                                                                                                                     CLASS I
                                                                                                                   ------------
                                                                                                                      MAY 3,
                                                                                                                    2004(1) TO
                                                                                                                   DECEMBER 31,
                                                                                                                       2004
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                              $      10.00
 Income from investment operations:
 Net investment income                                                                                             $       0.11
 Net realized and unrealized gain on investments                                                                   $       0.94
 Total from investment operations                                                                                  $       1.05
 Less distributions from:
 Net investment income                                                                                             $       0.12
 Net realized gain on investments                                                                                  $       0.03
 Total distributions                                                                                               $       0.15
 Net asset value, end of period                                                                                    $      10.90
 TOTAL RETURN(2)                                                                                                   %      10.52

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                 $    378,706
 Ratios to average net assets:
 Expenses(3)                                                                                                       %       0.27
 Net investment income(3)                                                                                          %       2.14
 Portfolio turnover rate                                                                                           %          8



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

TO OBTAIN
MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING LOGO]


04/29/05                                                   SEC File No. 811-5629

ING INVESTORS TRUST

PROSPECTUS

APRIL 29, 2005

INSTITUTIONAL CLASS

                                 BALANCED FUNDS
                                   ING T. Rowe Price Capital Appreciation
                                    Portfolio

                                   ING UBS U.S. Allocation Portfolio (formerly,
                                    ING UBS U.S. Balanced)


                                 INTERNATIONAL/GLOBAL FUNDS
                                   ING Capital Guardian Managed Global Portfolio ING Van Kampen Global Franchise Portfolio

                                 STOCK FUNDS
                                   ING AIM Mid Cap Growth Portfolio
                                   ING Alliance Mid Cap Growth Portfolio
                                   ING Capital Guardian Small/Mid Cap Portfolio
                                    (formerly, ING Capital Guardian Small Cap
                                    Portfolio)
                                   ING Capital Guardian U.S. Equities Portfolio
                                    (formerly, ING Capital Guardian Large Cap
                                    Value Portfolio)
                                   ING FMR(SM) Diversified Mid Cap Portfolio
                                   ING FMR(SM) Earnings Growth Portfolio

                                   ING Global Resources Portfolio
                                    (formerly, ING Hard Assets Portfolio)

                                   ING Goldman Sachs Tollkeeper(SM) Portfolio
                                    (formerly, ING Goldman Sachs Internet
                                    Tollkeeper(SM) Portfolio)

                                   ING Jennison Equity Opportunities Portfolio

                                   ING Mercury Focus Value Portfolio
                                   ING Mercury Large Cap Growth Portfolio
                                    (formerly, ING Mercury Fundamental Growth
                                    Portfolio)
                                   ING Salomon Brothers All Cap Portfolio
                                   ING Salomon Brothers Investors Portfolio
                                   ING T. Rowe Price Equity Income Portfolio
                                   ING Van Kampen Equity Growth Portfolio
                                   ING Van Kampen Growth and Income Portfolio
                                   ING Van Kampen Real Estate Portfolio

                                 Goldman Sachs Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE INSTITUTIONAL CLASS PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
INTRODUCTION
   ING Investors Trust                                                         2
   Investment Adviser                                                          2
   Portfolios and Portfolio Managers                                           2
   Classes of Shares                                                           2
   Investing through your Variable Contract
     or Qualified Plan                                                         2
   Why Reading this Prospectus is Important                                    2

DESCRIPTION OF THE PORTFOLIOS
   ING AIM Mid Cap Growth Portfolio                                            3
   ING Alliance Mid Cap Growth Portfolio                                       6
   ING Capital Guardian Managed Global Portfolio                               9
   ING Capital Guardian Small/Mid Cap Portfolio                               12
   ING Capital Guardian U.S. Equities Portfolio                               15
   ING FMR(SM) Diversified Mid Cap Portfolio                                  18
   ING FMR(SM) Earnings Growth Portfolio                                      21
   ING Global Resources Portfolio                                             23
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                 27
   ING Jennison Equity Opportunities Portfolio                                32
   ING Mercury Focus Value Portfolio                                          35
   ING Mercury Large Cap Growth Portfolio                                     39
   ING Salomon Brothers All Cap Portfolio                                     42
   ING Salomon Brothers Investors Portfolio                                   46
   ING T. Rowe Price Capital Appreciation
     Portfolio                                                                49
   ING T. Rowe Price Equity Income Portfolio                                  53
   ING UBS U.S. Allocation Portfolio                                          56
   ING Van Kampen Equity Growth Portfolio                                     60
   ING Van Kampen Global Franchise Portfolio                                  63
   ING Van Kampen Growth and Income Portfolio                                 66
   ING Van Kampen Real Estate Portfolio                                       69

PORTFOLIO FEES AND EXPENSES                                                   72

SUMMARY OF PRINCIPAL RISKS                                                    74

MORE INFORMATION
   Percentage and Rating Limitations                                          81
   A Word about Portfolio Diversity                                           81
   Additional Information about the
     Portfolios                                                               81
   Non-Fundamental Investment Policies                                        81
   Temporary Defensive Positions                                              81
   Administrative Services                                                    81
   Portfolio Distribution                                                     82
   How We Compensate Entities Offering Our
     Portfolios as Investment Options in their
     Insurance Products                                                       82
   Additional Information Regarding the
     Classes of Shares                                                        83
   Interests of the Holders of the Variable
     Insurance Contracts and Policies and
     Qualified Retirement Plans                                               83
   Frequent Trading - Market Timing                                           83
   Portfolio Holdings Disclosure Policy                                       84
   Report to Shareholders                                                     84
   Custodian
   Legal Counsel
   Independent Registered Public Accounting Firm

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                                                85
   Management Fee                                                             85

NET ASSET VALUE                                                               86

TAXES AND DISTRIBUTIONS                                                       87

FINANCIAL HIGHLIGHTS                                                          88

TO OBTAIN MORE INFORMATION                                                  Back

ING INVESTORS TRUST TRUSTEES                                                Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual funds portfolios (each a "Portfolio" and collectively, the "Portfolios"). Only certain of these portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING AIM Mid Cap Growth Portfolio - A I M Capital Management, Inc.
ING Alliance Mid Cap Growth Portfolio - Alliance Capital Management L.P.
ING Capital Guardian Managed Global Portfolio - Capital Guardian Trust Company ING Capital Guardian Small/Mid Cap Portfolio - Capital Guardian Trust Company ING Capital Guardian U.S. Equities Portfolio - Capital Guardian Trust Company ING FMR(SM) Diversified Mid Cap Portfolio - Fidelity Management & Research Company
ING FMR(SM) Earnings Growth Portfolio - Fidelity Management & Research Company

ING Global Resources Portfolio - Baring International Investment Limited

ING Goldman Sachs Tollkeeper(SM) Portfolio - Goldman Sachs Asset Management,
L.P.

ING Jennison Equity Opportunities Portfolio - Jennison Associates LLC

ING Mercury Focus Value Portfolio - Mercury Advisors
ING Mercury Large Cap Growth Portfolio - Mercury Advisors
ING Salomon Brothers All Cap Portfolio - Salomon Brothers Asset Management Inc. ING Salomon Brothers Investors Portfolio - Salomon Brothers Asset Management Inc.
ING T. Rowe Price Capital Appreciation Portfolio - T. Rowe Price Associates,
Inc.
ING T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.

ING UBS U.S. Allocation Portfolio - UBS Global Asset Management (Americas) Inc.

ING Van Kampen Equity Growth Portfolio - Van Kampen
ING Van Kampen Global Franchise Portfolio - Van Kampen
ING Van Kampen Growth and Income Portfolio - Van Kampen
ING Van Kampen Real Estate Portfolio - Van Kampen

CLASSES OF SHARES


Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Institutional Class ("Class I") shares of the Trust. For more information about share classes, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Class I shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Class S shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy, and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING AIM MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

A I M Capital Management, Inc. ("AIM Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets.

The Portfolio may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The Portfolio Manager focuses on companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have favorable prospects for future growth. The Portfolio Manager considers whether to sell a particular security when any of these factors materially changes.

The Portfolio may loan up to 33 1/3% of its total assets.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's Class S shares' past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


          ING AIM MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996                    19.39
1997                    23.16
1998                     0.84
1999                    56.24
2000                   (12.45)
2001                   (21.17)
2002                    31.69
2003                    44.16
2004                     7.56

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     10/02/95
                                              1 YEAR    5 YEARS     (INCEPTION)
Class S Return                                  7.56%     (6.07)%          5.90%
Russell Midcap(R) Growth Index                 15.48%     (3.36)%          8.92%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                    39.19%


                                  WORST QUARTER


Quarter Ended 9/30/01                     30.52%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 1995. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) A I M Capital Management, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3)  Index return is for the period beginning October 1, 1995.

MORE ON THE PORTFOLIO MANAGER


AIM Capital has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. The principal address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. As of December 31, 2004, AIM Capital and its immediate parent, A I M Advisors, Inc., managed over $138 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                      POSITION AND RECENT BUSINESS EXPERIENCE
----                      ---------------------------------------
Paul J. Rasplicka         Senior Portfolio Manager

                          Mr. Rasplicka has been responsible for the Portfolio since 2005 and has been associated with AIM Capital and/or its affiliates since 1998.

Karl F. Farmer            Portfolio Manager

                          Mr. Farmer has been associated with the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998.



They are assisted by AIM Capital's Mid Cap Growth and GARP (growth at a reasonable price) Teams and may be comprised of portfolio managers, research analysts and other investment professionals of AIM Capital. Team members provide research support and make securities recommendations with respect to the Portfolio but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING ALLIANCE MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Alliance Capital Management L.P. ("Alliance Capital")

INVESTMENT OBJECTIVE

Long-term total return.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests in common stocks of middle capitalization ("mid-capitalization") companies. The Portfolio normally invests substantially all of its assets in high-quality common stocks that Alliance Capital expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For these purposes, mid-capitalization companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $630.6 million to $26.1 billion as of December 31, 2004. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Portfolio typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at the time of purchase. The Portfolio also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.


The Portfolio also may:

   - write exchange-traded covered call options on up to 25% of its total assets;

   - make secured loans on portfolio securities of up to 25% of its total assets;

   - enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and

   - enter into futures contracts on securities indexes and options on such futures contracts.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


       ING ALLIANCE MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999                    25.56
2000                   (17.12)
2001                   (13.73)
2002                   (30.04)
2003                    67.04
2004                    19.53


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     08/14/98
                                              1 YEAR    5 YEARS     (INCEPTION)
Class S Return                                19.53%    (0.03)%         5.19%
Russell Midcap(R) Growth Index                15.48%    (3.36)%         5.43%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                    25.08%


                                  WORST QUARTER


Quarter Ended 9/30/01                    (26.22)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 18, 1998. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

(2) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Alliance Capital is a leading global investment management firm supervising client accounts with assets totaling approximately $539 billion as of December 31, 2004. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of Alliance Capital is 1345 Avenue of the Americas, New York, NY 10105.

As of December 31, 2004, Alliance Capital Management Holding L.P. owns approximately 31.7% of the units of limited partnership interest in Alliance Capital. AXA Financial, Inc. owns approximately 60.9% of the outstanding publicly traded Alliance Holding Units and approximately 1.8% of the outstanding Alliance Capital Units, which, including the general partnership interests, Alliance Capital and Alliance Holding, represents a 61.3% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly owned subsidiary of AXA, one of the largest global financial services organizations.

The following person is primarily responsible for the management of the
Portfolio:



NAME                      POSITION AND RECENT BUSINESS EXPERIENCE
----                      ---------------------------------------
Catherine Wood            Senior Vice President and Portfolio Manager, Alliance
                          Capital, and Chief Investment Officer, Regent Investor
                          Services, a division of Alliance Capital.

                          Ms. Wood joined Alliance Capital in 2001 from Tupelo
                          Capital Management where she was a general partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 19 years with Jennison
                          Associates as a Director and Portfolio Manager, Equity
                          Research Analyst and Chief Economist.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian").

INVESTMENT OBJECTIVE

Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in debt securities, cash or money market instruments.

The Portfolio may invest in any type of company, large or small, with earnings that show a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well-known companies.

The Portfolio may enter into foreign currency transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares' from year-to-year.

[CHART]


   ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995                     7.56
1996                    12.27
1997                    12.17
1998                    29.31
1999                    63.30
2000                   (14.56)
2001                   (11.91)
2002                   (20.18)
2003                    36.31
2004                    10.95


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the MSCI All Country World Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              1 YEAR    5 YEARS        10 YEARS
Class S Return                                 10.95%     (1.89)%          9.99%
MSCI All Country World Index                   15.75%     (1.79)%          8.19%


                                  BEST QUARTER


Quarter Ended 12/31/99                    47.69%


                                  WORST QUARTER


Quarter Ended 9/30/02                    (20.00)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:


NAME                      POSITION AND RECENT BUSINESS EXPERIENCE
----                      ---------------------------------------
David I. Fisher           Mr. Fisher is Chairman of the Board of Capital Group
                          International, Inc. with portfolio management
                          responsibilities for Capital Guardian, and joined the
                          Capital Guardian organization in 1969.

Eugene P. Stein           Mr. Stein is an Executive Vice President of Capital
                          Guardian, and joined the Capital Guardian organization
                          in 1972.

Christopher A. Reed       Mr. Reed is a Vice President of Capital International
                          Research, Inc. with portfolio management
                          responsibilities for Capital Guardian and joined the
                          Capital Guardian organization in 1993.

Michael R. Ericksen       Mr. Ericksen is a Senior Vice President and portfolio
                          manager for Capital Guardian and joined the Capital
                          Guardian organization in 1986.

Richard N. Havas          Mr. Havas is a Senior Vice President and a portfolio
                          manager with research responsibilities for the Capital
                          Guardian, and joined the Capital Guardian organization
                          in 1985.

Nancy J. Kyle             Ms. Kyle is a Senior Vice President of Capital
                          Guardian and joined the Capital Guardian organization
                          in 1990.

Lionel M. Sauvage         Mr. Sauvage is a Senior Vice President of Capital
                          Guardian and joined the Capital Guardian organization
                          in 1986.

Nilly Sikorsky            Ms. Sikorsky is Chairman of Capital International S.A,
                          Vice Chairman of Capital International Limited, a
                          Director of The Capital Group Companies, Inc. and
                          Managing Director-Europe of Capital Group
                          International, Inc. She is a Portfolio Manager and
                          joined Capital Guardian in 1962.

Rudolf M. Staehelin       Mr. Staehelin is a Senior Vice President and Director
                          of Capital International Research, Inc. with portfolio
                          management responsibilities for Capital Guardian and
                          joined the Capital Guardian organization in 1981.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers small/mid cap companies to be companies that have total market capitalization within the range of companies included in the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000(R) and Russell MidCap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell MidCap(R) Index measures the performance of the smallest 800 companies in the Russell 1000(R) Index. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.


Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights. The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.


The Portfolio may also enter into currency-related transactions, including currency futures and forward contracts and options on currencies. The Portfolio may invest a portion of its assets in money market instruments and repurchase agreements.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                           CONVERTIBLE SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance no guarantee of future results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares' from year-to-year.

[CHART]


    ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996                    20.10
1997                    10.32
1998                    20.98
1999                    50.61
2000                   (18.17)
2001                    (1.56)
2002                   (25.43)
2003                    40.36
2004                     7.48



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Russell MidCap(R) Index, custom Russell 2800 Index, and Russell 2000(R) Index. The Russell MidCap(R) Index measures the performance of the smallest 800 companies in the Russell 1000(R) Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000(R) and Russell Mid Cap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell 2000(R) Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The Russell MidCap(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell MidCap(R) Index is a more appropriate index than the Russell 2000(R) Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     01/03/96
                                              1 YEAR    5 YEARS     (INCEPTION)
Class S Return                                  7.48%     (1.95)%          9.09%
Russell MidCap(R) Index                        20.22%      7.59%          15.42%(3)
Custom Russell 2800 Index                      19.75%      7.36%          11.77%(3)
Russell 2000(R) Index                          18.33%      6.61%           9.80%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                    33.90%


                                  WORST QUARTER


Quarter Ended 9/30/01                    (25.69)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 3, 1996. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager. Prior to May 1, 2005, the Portfolio's strategy was to invest at least 80% of its assets in small cap securities, as opposed to the current policy of small and mid cap securities.


(3)  Index returns are for the period beginning January 1, 1996.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                      POSITION AND RECENT BUSINESS EXPERIENCE
----                      ---------------------------------------
James S. Kang             Mr. Kang is a Vice President of Capital Guardian with
                          portfolio management responsibilities, and joined the
                          Capital Guardian organization in 1987.

Karen A. Miller           Ms. Miller is a Senior Vice President of Capital
                          Guardian with portfolio management responsibilities,
                          and joined the Capital Guardian organization in 1990.

Kathryn M. Peters         Ms. Peters is a Vice President of Capital Guardian
                          with portfolio management responsibilities. Prior to
                          joining the organization in 2001, Ms. Peters was a
                          portfolio manager and principal with Montgomery Asset
                          Management, LLC.

Theodore R. Samuels       Mr. Samuels is a Senior Vice President and Director of
                          Capital Guardian with portfolio management
                          responsibilities. He joined Capital Guardian in 1981.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY


Prior to July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. Effective July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When determining whether a company is located in the United States, the Portfolio Manager will consider such factors as the place of listing and the location of the issuer's incorporation and headquarters.

In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio Manager is not constrained by a particular investment style, and may invest in "growth" or "value" securities. Under normal conditions, the Portfolio can be expected to invest in companies with a market capitalization of greater than $1 billion at the time of purchase.


The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio may invest a portion of its assets in debt securities and cash equivalents.

The Portfolio may also lend up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                              GROWTH INVESTING RISK

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


    ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001                    (3.62)
2002                   (23.79)
2003                    36.75
2004                     9.27


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                  02/01/00
                                                      1 YEAR     (INCEPTION)
Class S Return                                          9.27%           3.28%
S&P 500 Index                                          10.88%          (1.31)%


                                  BEST QUARTER


Quarter Ended 6/30/03                     18.43%


                                  WORST QUARTER


Quarter Ended 9/30/02                    (19.48)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on February 1, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000.

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, has managed the Portfolio since inception. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                      POSITION AND RECENT BUSINESS EXPERIENCE
----                      ---------------------------------------
Karen A. Miller           Ms. Miller is a Senior Vice President of Capital
                          Guardian with portfolio management responsibilities.
                          She joined the Capital Guardian organization in 1990
                          where she served in various portfolio management
                          positions.

Michael R. Ericksen       Mr. Ericksen is a Senior Vice President and Portfolio
                          Manager. He joined the Capital Guardian organization
                          in 1987 where he served in various capacities.

David Fisher              Mr. Fisher is Chairman of the Board of Capital
                          Guardian Group International, Inc. and Capital
                          Guardian. He joined the Capital Guardian organization
                          in 1969 where he served in various portfolio
                          management positions.

Theodore Samuels          Mr. Samuels is a Senior Vice President and Director
                          for Capital Guardian, as well as a Director of Capital
                          International Research, Inc. He joined the Capital
                          Guardian organization in 1981 where he served in
                          various portfolio management positions.

Eugene P. Stein           Mr. Stein is Executive Vice President, a Director, a
                          Portfolio Manager, and Chairman of the Investment
                          Committee for Capital Guardian. He joined the Capital
                          Guardian organization in 1972 where he served in
                          various portfolio manager positions.

Terry Berkemeier          Mr. Berkemeier is a Senior Vice President of Capital
                          Guardian with portfolio management responsibilities.
                          He joined the Capital Guardian organization in 1992.

Alan J. Wilson            Mr. Wilson is a Director and Senior Vice President of
                          Capital Guardian with portfolio management
                          responsibilities. He is also an investment analyst for
                          Capital International Research, Inc. with portfolio
                          management responsibilities, specializing in U.S. oil
                          services and household products.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.

The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index ("S&P MidCap 400 Index"). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

The Portfolio Manager may invest up to 25% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.


The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.

Factors considered include growth potential, earnings estimates and management.


The Portfolio Manager may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                         OTHER INVESTMENT COMPANIES RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


       ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001                    (6.64)
2002                   (19.34)
2003                    33.47
2004                    24.10

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in the S&P MidCap 400 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                  10/02/00
                                                      1 YEAR     (INCEPTION)
Class S Return                                         24.10%           5.12%
S&P MidCap 400 Index                                   16.48%           6.19%(2)


                                  BEST QUARTER


Quarter Ended 12/31/01                    18.53%


                                  WORST QUARTER


Quarter Ended 9/30/02                    (18.69)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had over $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:


NAME                      POSITION AND RECENT BUSINESS EXPERIENCE
----                      ---------------------------------------
Tom Allen                 Vice President of FMR and Portfolio Manager of the
                          Portfolio since February 2004.

                          Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) EARNINGS GROWTH PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Seeks growth of capital over the long term.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.


The Portfolio Manager invests the Portfolio's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.


The Portfolio Manager may also use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its investment objective.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had over $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:



NAME                      POSITION AND RECENT BUSINESS EXPERIENCE
----                      ---------------------------------------
Joseph W. Day             Vice President and Portfolio Manager

                          Mr. Day is Portfolio Manager to the Portfolio. Since joining Fidelity Investments in 1984, Mr. Day has worked as a research analyst and manager.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


ING GLOBAL RESOURCES PORTFOLIO


PORTFOLIO MANAGER

Baring International Investment Limited ("Baring International")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies. Equity securities in which the Portfolio invests can also include common and preferred stocks and American and Global Depositary Receipts but may include other types of equity and equity derivative securities. The Portfolio may also invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

   -  precious metals;

   -  ferrous and non-ferrous metals;

   -  integrated oil;

   -  gas/other hydrocarbons;

   -  forest products;

   -  agricultural commodities; and

   -  other basic materials that can be priced by a market.

The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

The Portfolio also may invest in:

   -  securities of foreign issuers, including up to 35% in South Africa;

   -  companies not engaged in natural resources/hard asset activities;

   -  investment-grade corporate debt;

   -  U.S. government or foreign obligations;

   -  money market instruments;

   -  repurchase agreements;

   - special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country; and

   -  derivatives.

The Portfolio may also invest directly in commodities, including gold bullion and coins.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

      -   common stock;                 -   direct equity interests in trusts;
      -   preferred stock;              -   joint ventures;
      -   rights;                       -   "partly paid" securities;
      -   warrants;                     -   partnerships; and
      -   "when-issued" securities;     -   restricted securities.

The Portfolio may also engage in short sales (up to 25% of net assets).

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           BORROWING AND LEVERAGE RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                 HARD ASSET RISK
                           INDUSTRY CONCENTRATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               OTC INVESTMENT RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]


           ING GLOBAL RESOURCES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995      10.69
1996      33.17
1997       6.22
1998     (29.58)
1999      23.36
2000      (4.73)
2001     (12.12)
2002       0.80
2003      52.22
2004       6.67


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indices - the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                5 YEARS            10 YEARS
                                   1 YEAR  (OR LIFE OF CLASS) (OR LIFE OF CLASS)
CLASS I RETURN                       6.67%      33.25%                N/A
S&P 500 Index                       10.88%      17.69%(3)             N/A
MSCI All Country World Index        15.75%      24.91%(3)             N/A
CLASS S RETURN                       6.42%       6.45%               6.39%
S&P 500 Index                       10.88%      (2.30)%             12.07%
MSCI All Country World Index        15.75%      (1.79)%              8.19%


                                  BEST QUARTER


Quarter Ended 12/31/03               22.50%


                                  WORST QUARTER


Quarter Ended 9/30/98               (19.01)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations July 2, 2003. The bar chart figures shown for prior years provide performance for Class S shares. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3) Index returns for the Class I shares are for the period beginning July 1, 2003.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. The principal address of Baring International is 155 Bishopsgate, London, United Kingdom.


Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2004, Baring Asset Management managed over $34 billion of assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                   POSITION AND RECENT BUSINESS EXPERIENCE
----                   ---------------------------------------
John Payne             Investment Manager

                       Mr. Payne has been an investment professional with Baring
                       International and its ING affiliates since 1993 and has 19 years of investment experience.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

PORTFOLIO MANAGER

Goldman Sachs Asset Management, L.P. ("GSAM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in equity investments in "Tollkeeper" companies, which are high-quality technology, media, and/or service companies that adopt or use technology to improve cost structure, revenue opportunities, or competitive advantage. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio seeks to achieve its investment objective by investing in equity investments of companies that the Portfolio Manager believes are well positioned to benefit from the proliferation of technology. In general, the Portfolio Manager defines a Tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that Tollkeeper companies may increase revenue by increasing "traffic", or customers and sales, and raising "tolls," or prices, and margins. The Portfolio Manager does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Tollkeepers).

The Portfolio Manager believes that the characteristics of many Tollkeeper companies should enable them to grow consistently their businesses. Such characteristics include:

   -   Strong brand name;

   -   Dominant market share;

   -   Recurring revenue streams;

   -   Free cash flow generation;

   -   Long product life cycle;

   -   Enduring competitive advantage; and

   -   Excellent management.

The Internet is an example of a technology that the Portfolio Manager believes will drive growth for many Tollkeeper companies. The Internet's significant impact on the global economy has changed and will continue to change the way many companies operate. Business benefits of the Internet include global scalability, acquisition of new clients, new revenue sources, and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include technology, media and service companies.

Due to its focus on technology, media and service companies, the Portfolio's investment performance will be closely tied to many factors that affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Portfolio's net asset value is more likely to have greater volatility than that of a portfolio that is more diversified or invests in other industries.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  INTERNET RISK
                                    IPO RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


      ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002     (38.10)
2003      40.97
2004      11.48


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of three broadly based market indices - the NASDAQ Composite Index, the Goldman Sachs Internet Index, and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Goldman Sachs Internet Index is a capitalization-weighted index of selected internet companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The NASDAQ Composite Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the NASDAQ Composite Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                       05/01/01
                                                            1 YEAR    (INCEPTION)
Class S Return                                              11.48%      (7.60)%
NASDAQ Composite Index                                       9.15%       1.20%
Goldman Sachs Internet Index                                23.25%       6.69%
S&P 500 Index                                               10.88%       0.84%


                                  BEST QUARTER


Quarter Ended 6/30/03               19.08%


                                  WORST QUARTER


Quarter Ended 6/30/02               (26.15)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2001. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

MORE ON THE PORTFOLIO MANAGER

GSAM, a wholly owned subsidiary of The Goldman Sachs Group, Inc., serves as the Portfolio Manager to the Portfolio. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs, & Co., ("Goldman Sachs") served as the Portfolio Manager to the Portfolio. On or about April 26, 2003, GSAM assumed Goldman Sachs' portfolio management responsibilities for the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The Portfolio was previously managed by Liberty Investment Management, Inc., ("Liberty") which was acquired by Goldman Sachs in 1996. The principal address of GSAM is 32 Old Slip, New York, New York 10005. As of December 31, 2004, Goldman Sachs, along with units of IMD, had assets under management of over $421 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Steven M. Barry                  Mr. Barry is a Managing Director, Chief
                                 investment Officer and senior portfolio manager
                                 of GSAM. He joined GSAM as a portfolio manager
                                 in 1999. From 1988 to 1999, Mr. Barry was a
                                 portfolio manager at Alliance Capital
                                 Management.

Kenneth T. Berents               Mr. Berents is a Managing Director, Chairman of
                                 the Investment Committee and senior portfolio
                                 manager of GSAM. He joined GSAM as a portfolio
                                 manager in 2000. From 1992 to 1999, Mr. Berents
                                 was Director of Research and head of the
                                 Investment Committee at Wheat First Union.

Herbert E. Ehlers                Mr. Ehlers is a Managing Director, Chief
                                 Investment Officer and senior portfolio manager
                                 of GSAM. He joined GSAM as a senior portfolio
                                 manager and Chief Investment Officer of the
                                 Growth team in 1997. From 1981 to 1997, Mr.
                                 Ehlers was the chief investment officer and
                                 chairman of Liberty and its predecessor firm,
                                 Eagle Asset Management ("Eagle").

Gregory H. Ekizian, CFA          Mr. Ekizian is a Managing Director, Co-Chief
                                 Investment Officer and senior portfolio manager
                                 of GSAM. He joined GSAM as a portfolio manager
                                 and Co-Chair of the Growth Investment Committee
                                 in 1997. From 1990 to 1997, Mr. Ekizian was a
                                 portfolio manager at Liberty and its
                                 predecessor firm, Eagle.

Warren Fisher, CFA, CPA          Mr. Fisher is a Vice President and portfolio
                                 manager for the Growth Team. He has primary
                                 responsibility for investment research in
                                 financial services, computer services, and
                                 mid-cap companies. He joined GSAM in 1994.

Mark R. Lockhart Gordon, CFA     Mr. Gordon is a Vice President and portfolio
                                 manager for the Growth Team. He has primary
                                 responsibility for investment research in the
                                 retail, transportation, and health services
                                 industries. He joined GSAM in 2000.

Joseph B. Hudepohl, CFA          Mr. Hudepohl is a Vice President and portfolio
                                 manager of GSAM. Prior to joining GSAM in July
                                 1999, Mr. Hudepohl was an analyst in the
                                 Investment Banking Division of Goldman Sachs
                                 where he worked in the High Technology Group.

Prashant R. Khemka, CFA          Mr. Khemka is a Vice President and portfolio
                                 manager of GSAM. Prior to joining Goldman Sachs
                                 in May 2000, he was an assistant portfolio
                                 manager in the Fundamental Strategies group at
                                 State Street Global Advisors.

Scott Kolar, CFA                 Mr. Kolar is a Managing Director and a senior
                                 portfolio manager of GSAM. He joined GSAM as an
                                 equity analyst in 1997 and became a portfolio
                                 manager in 1999. From 1994 to 1997, Mr. Kolar
                                 was an equity analyst and information systems
                                 specialist at Liberty.

Adria B. Markus                  Ms. Markus is a Vice President and portfolio
                                 manager for the Growth Team. She has primary
                                 responsibility for investment research in
                                 retail, media, and mid-cap companies. Prior to
                                 joining GSAM in 2001, Ms. Markus was an equity
                                 research analyst at Epoch Partners, responsible
                                 for covering consumer Internet and media companies.

Derek S. Pilecki, CFA            Mr. Pilecki is a Vice President and portfolio
                                 manager for the Growth Team. He has primary
                                 responsibility for investment research in the
                                 banking, insurance, and specialty finance
                                 industries. Prior to joining GSAM in 2002,
                                 Derek was a portfolio manager and equity
                                 analyst at Clover Capital Management.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Andrew F. Pyne                   Mr. Pyne is a Managing Director and senior
                                 portfolio manager of GSAM. He joined GSAM as a
                                 product manager in 1997 and became a portfolio
                                 manager in August 2001. From 1992 to 1997, Mr.
                                 Pyne was a product manager at Van Kampen
                                 Investments.

Jeffrey Rabinowitz, CFA          Mr. Rabinowitz is a Vice President and
                                 portfolio manager of GSAM. Prior to joining
                                 Goldman Sachs in May 1999, he was a senior
                                 software engineer at Motorola, Inc. responsible
                                 for product development of digital wireless
                                 phones.

Ernest C. Segundo, Jr., CFA      Mr. Segundo is a Vice President, and senior
                                 portfolio manager of GSAM. He joined GSAM as a
                                 portfolio manager in 1997. From 1992 to 1997,
                                 Mr. Segundo was a portfolio manager at Liberty
                                 and its predecessor firm, Eagle.

David G. Shell, CFA              Mr. Shell is a Managing Director, Chief
                                 Investment Officer and senior portfolio manager
                                 of GSAM. He joined GSAM as a portfolio manager
                                 in 1997. From 1987 to 1997, Mr. Shell was a
                                 portfolio manager at Liberty and its
                                 predecessor firm, Eagle.

Dr. Charles Silberstein,         Dr. Silberstein is a Vice President and Portfolio
M.D., CFA                        Manager for the Growth Team. He has primary
                                 responsibility for investment research in the
                                 biotechnology and pharmaceutical industries. He
                                 joined GSAM in 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio also may invest in preferred stocks, convertible securities and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.

The Portfolio Manager uses a bottom-up research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to potential catalysts such as:

   -   Industry cycle turns;

   -   Corporate restructuring;

   -   New product development;

   -   Management focus on increasing shareholder value; and

   -   Improving balance sheets and cash flow.

The Portfolio Manager usually sells or reduces a particular security when it believes:

   -   a stock's long-term price objective has been achieved;

   -   a more attractive security has been identified;

   -   the reward to risk relationship of a stock is no longer favorable; and

   -   negative industry and/or company fundamentals have developed.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities.

The Portfolio may invest in options and futures contracts and may invest up to 25% of its total assets in real estate investment trusts.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below:

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                    REIT RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


    ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995      30.16
1996      20.26
1997      28.95
1998      12.68
1999      24.64
2000     (15.22)
2001     (12.98)
2002     (29.26)
2003      31.11
2004      12.58

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                  1 YEAR     5 YEARS   10 YEARS
Class S Return                                    12.58%     (5.08)%     8.12%
S&P 500 Index                                     10.88%     (2.30)%    12.07%


                                  BEST QUARTER


Quarter Ended 6/30/03               18.00%


                                  WORST QUARTER


Quarter Ended 6/30/02               (18.38)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Jennison Associates LLC has managed the Portfolio since July 31, 2002. Performance prior to July 31, 2002 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


Jennison is a registered investment adviser and wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM"). PIM is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential Financial, Inc. The principal address of Jennison is 466 Lexington Avenue, New York, New York 10017. As of December 31, 2004, Jennison managed over $64 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Mark G. DeFranco                 Senior Vice President

                                 As a member of Jennison's Opportunistic Equity team, Mr. DeFranco co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. He joined Jennison in 1998 and has over 17 years of experience in the investment industry.

Brian M. Gillott                 Senior Vice President

                                 Mr. Guillott is a six-year veteran of
                                 Jennison's Opportunistic Equity team and co-manages approximately $3 billion in assets.
                                 As part of his portfolio management
                                 responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. He joined Jennison in 1998.



The co-portfolio managers of the Portfolio are supported by members of Jennison's Opportunistic Equity team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time. Messrs. DeFranco and Gillott have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.

The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

   -   depressed earnings;

   -   special competition;

   -   product obsolescence;

   -   relatively low price-to-earnings and price-to-book ratios; and

   -   stock out of favor.

The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed-income securities in which it invests and the fixed-income securities in which it invests may not be rated at all for creditworthiness.

Although not principal strategies, the Portfolio may also use the following investment strategies:

The Portfolio may invest in fixed-income securities, including, high-yield debt securities that are rated below investment grade, commonly called "junk bonds," specifically Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed-income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed-income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

The Portfolio may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                             SECURITIES LENDING RISK
                               SOVEREIGN DEBT RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


           ING MERCURY FOCUS VALUE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003      31.22
2004      11.52


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                      05/01/02
                                                            1 YEAR   (INCEPTION)
Class S Return                                              11.52%      8.27%
S&P 500 Index                                               10.88%      6.40%


                                  BEST QUARTER


Quarter Ended 6/30/03               17.73%


                                  WORST QUARTER


Quarter Ended 6/30/04               (3.99)%


(1) Class I shares commenced operations May 18, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I have different expenses.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management, L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road, Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Robert J. Martorelli             Mr. Martorelli, Vice President and portfolio
                                 manager, is jointly and primarily responsible
                                 for the day-to-day management of the Portfolio
                                 and the selection of the Portfolio's
                                 investments. He has been a portfolio manager of
                                 the Portfolio since 2002. Mr. Martorelli has
                                 been a Managing Director of Merrill Lynch
                                 Investment Managers, L.P. since 2000, was a
                                 First Vice President thereof from 1997 to 2000,
                                 and has been a portfolio manager thereof since
                                 1987.

Kevin Rendino                    Mr. Rendino, Vice President and portfolio
                                 manager, is jointly and primarily responsible
                                 for the day-to-day management of the Portfolio
                                 and the selection of the Portfolio's
                                 investments. He has been a portfolio manager of
                                 the Portfolio since inception. Mr. Rendino has
                                 been a Managing Director of Merrill Lynch
                                 Investment Managers, L.P. since 2000 and was a
                                 First Vice President thereof from 1997 to 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Portfolio Manager believes have good prospects for earnings growth.

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in common stock of companies the Portfolio Manager selects from among those which, at the time of purchase, are included in the Russell 1000(R) Growth Index. Using quantitative models that employ various factors, the Portfolio seeks to outperform the Russell 1000(R) Growth Index by investing in equity securities that the Portfolio Manager believes have above average earnings prospects. The Russell 1000(R) Growth Index (which consists of those Russell 1000(R) securities with a greater than average growth orientation) is a subset of the Russell 1000(R) Index.

In selecting securities for the Portfolio from its benchmark universe, the Portfolio Manager uses a proprietary quantitative model that employs three filters in its initial screen: earnings momentum, earnings surprise and valuation. The Portfolio Manager looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined - if the screening is done, the Portfolio Manager relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Portfolio Manager believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an "index" fund. In seeking to outperform the relevant benchmark, however, the Portfolio Manager reviews potential investments using certain criteria based on the securities in the index. These criteria currently include the following:

   -  Relative prices to earnings and prices to book ratios;

   -  Stability and quality of earnings momentum and growth;

   -  Weighted median market capitalization of the Portfolio; and

   - Allocation among the economic sectors of the Portfolio, as compared to the Russell 1000(R) Growth Index.


The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts or other securities representing interests in securities of foreign companies. The Portfolio may also invest in derivatives for hedging purposes and lend portfolio securities.


The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


        ING MERCURY LARGE CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003          26.96
2004          11.10

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 1000(R) Growth Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell
1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                             05/01/02
                                              1 YEAR        (INCEPTION)
Class S Return                                 11.10%          4.87%
Russell 1000(R) Growth Index                    6.30%          4.05%
S&P 500 Index                                  10.88%          6.40%


                                  BEST QUARTER


Quarter Ended 12/31/04        11.65%


                                  WORST QUARTER


Quarter Ended 9/30/04         (2.68)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2002. Class S shares are not offered in the Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road, Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Robert C. Doll, Jr., CFA      The Portfolio is managed by a team of investment
                              professionals who participate in the team's
                              research process and stock selection. Mr. Doll,
                              senior investment professional and team leader, is
                              responsible for the setting and implementation of
                              the Portfolio's investment strategy and the
                              day-to-day management of its portfolio. He has
                              been the portfolio manager since inception. Mr.
                              Doll has been the President of Merrill Lynch
                              Investment Managers, L.P. ("MLIM") since 2001. He
                              was Co-Head (Americas Region) of MLIM from 1999 to
                              2000. Mr. Doll has been President and a member of
                              the Board of the funds advised by MLIM and its
                              affiliates since 2005.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS ALL CAP PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Capital appreciation through investment in securities which the Portfolio Manager believes have above-average capital appreciation potential.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio Manager believes are undervalued in the marketplace. While the Portfolio Manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Portfolio Manager believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks. The Portfolios may also invest in foreign securities including emerging market issuers. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Portfolio Manager uses proprietary models and fundamental research to try to identify stocks that are under priced in the market relative to their fundamental value. Next, the Portfolio Manager looks for a positive catalyst in the company's near term outlook which the Portfolio Manager believes will accelerate earnings or improve the value of the company's assets. The Portfolio Manager also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, the Portfolio Manager looks for:

   -  Low market valuations measured by its valuation models; and

   -  Positive changes in earnings prospects because of factors such as:

      -  New, improved or unique products and services;
      -  New or rapidly expanding markets for the company's products;
      -  New management;
      - Changes in the economic, financial, regulatory or political environment particularly affecting the company;
      -  Effective research, product development and marketing; and
      -  A business strategy not yet recognized by the marketplace.

The Portfolio may also invest a portion of its assets in debt securities and cash equivalents. The Portfolio may borrow up to 15% of its total assets and may lend portfolio securities to generate income. The Portfolio may also invest in derivatives to seek income or gain or for hedging purposes.


The Portfolio may invest in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.


The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK

                              EMERGING MARKETS RISK

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


        ING SALOMON BROTHERS ALL CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001           1.91
2002         (25.57)
2003          38.85
2004           7.85


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S performance to that of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the Russell 3000(R) Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                             02/01/00
                                              1 YEAR        (INCEPTION)
Class S Return                                  7.85%           6.04%
Russell 3000(R) Index                          11.95%          (0.38)%


                                  BEST QUARTER


Quarter Ended 6/30/03         21.22%


                                  WORST QUARTER


Quarter Ended 9/30/02         (21.65)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on February 1, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:


NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
John G. Goode       Managing Director, SaBAM

                    Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969.

Peter J. Hable      Managing Director, SaBAM

                    Mr. Hable has been employed by Citigroup Inc. and its predecessor firms since 1983.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS INVESTORS PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities, and may also invest in securities of foreign issuers including emerging market issuers. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

The Portfolio Manager focuses on companies that meet one or more of the following criteria:

   - Share prices that appear to be temporarily oversold or do not reflect positive company developments;

   - Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis;

   - Special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

   - Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.


From time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may invest up to 10% of its total assets in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Portfolio may invest a portion of its assets in debt securities, including high-yield debt securities, and in cash equivalents. The Portfolio may borrow up to 5% of its total assets and lend up to 33 1/3% of its total assets.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                              DEBT SECURITIES RISK

                              EMERGING MARKETS RISK

                              GROWTH INVESTING RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                                   SECTOR RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's Class S shares' is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]


       ING SALOMON BROTHERS INVESTORS PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001          (4.27)
2002         (22.98)
2003          31.25
2004          10.26

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's/Barra Value Index ("S&P/Barra Value Index") and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P/Barra Value Index is an unmanaged index designed to track a value investing style consisting of those S&P 500 Index companies that have higher book-to-price risk index factor exposures and, as a consequence, higher book-to-price ratios. The S&P/Barra Value Index tends to be more heavily weighted in the energy and financial sectors than the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Portfolio Manager has determined that both indices will be used for comparative purposes. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                5 YEARS
                                              1 YEAR       (OR LIFE OF CLASS)
CLASS I RETURN                                 10.26%            22.28%
S&P/Barra Value Index                          15.71%            22.64%(2)
S&P 500 Index                                  10.88%            17.69%(2)
CLASS S RETURN                                  9.92%             4.01%
S&P/Barra Value Index                          15.71%             3.20%
S&P 500 Index                                  10.88%            (1.31)%


                                  BEST QUARTER


Quarter Ended 6/30/03         19.58%


                                  WORST QUARTER


Quarter Ended 9/30/02         (21.18)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations June 24, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations February 1, 2000. The performance table above reflects the returns for both Class I and S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) The Index returns for Class I shares are for the period beginning July 1, 2003.

MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Mark J. McAllister, CFA       Managing Director since December 2003. Formerly,
                              Director and Equity Analyst with SaBAM from August
                              1999 through December 2003.

                              Executive Vice President and Portfolio Manager at
                              JLW Capital Management Inc. from March 1998 to May
                              1999.

Robert Feitler                Director with SaBAM since 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The Portfolio may invest up to 25% of its net assets in foreign equity securities.

The Portfolio's common stocks generally fall into one of two categories:

   - the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and

   - the smaller category is composed of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short-term but not necessarily over the long-term.

Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

     (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., and Government Reserve Investment Funds, Inc. internally managed money market funds of T. Rowe Price;

     (2)  U.S. government obligations;

     (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;

     (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; and

     (5)  repurchase agreements.

The Portfolio may lend its securities and may also borrow securities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                 ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                             SPECIAL SITUATIONS RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed on the previous page that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's Class S shares' past performance is no guarantee of future results.


The performance information does not include insurance-related charges under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]


  ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995          20.80
1996          16.36
1997          15.27
1998           5.89
1999           6.92
2000          21.97
2001           9.92
2002           0.48
2003          25.23
2004          16.93

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Lehman Brothers U.S. Government/Credit Bond Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. Performance is also compared to a composite index. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                 5 YEARS
                                                  1 YEAR    (OR LIFE OF CLASS)       10 YEARS
CLASS I RETURN(1)                                 16.93%          24.23%                N/A
S&P 500 Index                                     10.88%          20.32%(3)             N/A
Lehman Brothers U.S. Government/
   Credit Bond Index                               4.19%           3.65%(3)             N/A
60% S&P 500/40% Lehman Index                       8.30%          13.52%(3)             N/A
CLASS S RETURN(1)                                 16.61%          14.17%              13.68%
S&P 500 Index                                     10.88%          (2.30)%             12.07%
Lehman Brothers U.S. Government/
   Credit Bond Index                               4.19%           8.06%               7.80%
60% S&P 500/40% Lehman Index                       8.30%           1.98%              10.66%


                                  BEST QUARTER


Quarter Ended 6/30/03         12.52%


                                  WORST QUARTER


Quarter Ended 9/30/02         (7.52)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations May 2, 2003. The bar chart figures shown for prior years provide performance for Class S shares. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

(3)  Index returns for Class I shares are for the period beginning May 1, 2003.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed over $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Stephen W. Boesel             Mr. Boesel is the Committee Chair of the
                              Investment Advisory Committee that manages the
                              Portfolio. He works with the Committee in
                              developing and executing the Portfolio's
                              investment program. Mr. Boesel has been Chairman
                              of the Committee since August 2001 and he has been
                              managing investments since joining T. Rowe Price
                              in 1973.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Substantial dividend income as well as long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Portfolio Manager generally looks for companies with the following:

   -  an established operating history;

   - above-average dividend yield relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index");

   -  low price/earnings ratio relative to the S&P 500 Index;

   -  a sound balance sheet and other positive financial characteristics; and

   - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., and Government Reserve Investment Funds, Inc., internally managed money market funds of T. Rowe Price.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                         OTHER INVESTMENT COMPANIES RISK

                             SECURITIES LENDING RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's Class S shares' past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]


     ING T. ROWE PRICE EQUITY INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995          18.93
1996           8.77
1997          17.44
1998           8.26
1999          (0.72)
2000          12.93
2001           1.36
2002         (13.19)
2003          25.16
2004          15.11

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                 5 YEARS
                                                  1 YEAR   (OR LIFE OF CLASS)     10 YEARS
CLASS I RETURN                                    15.11%          23.12%             N/A
S&P 500 Index                                     10.88%          20.32%             N/A
CLASS S RETURN                                    14.89%           7.39%            8.83%
S&P 500 Index                                     10.88%          (2.30)%          12.07%


                                  BEST QUARTER


Quarter Ended 6/30/03         16.79%


                                  WORST QUARTER


Quarter Ended 9/30/02         (17.45)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations May 2, 2003. The bar chart figures shown for prior years provide performance for Class S shares. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed over $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Brian Rogers        Mr. Rogers is the Committee Chair of the Investment Advisory
                    Committee that manages the Portfolio. He works with the
                    Committee in developing and executing the Portfolio's
                    investment program. Mr. Rogers has been Chairman of the
                    Committee since March 1999 and he has been managing
                    investments since joining T. Rowe Price in 1982.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO


PORTFOLIO MANAGER

UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE

Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager allocates the Portfolio's assets among the following classes, or types of investments: stocks, bonds, and short-term money market debt obligations. The stock class includes equity securities of all types, and the Portfolio Manager may purchase small, medium or large capitalization equity securities. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.

The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. Within the equity portion of the Portfolio, the Portfolio Manager generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

In selecting fixed-income securities, the Portfolio Manager uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Portfolio Manager considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The fixed-income securities in which the Portfoio may invest will not have a maximum maturity limitation. The Portfolio may invest in both investment grade and high yield (lower-rated) securities or, if unrated, determined to be of comparable quality by the Portfolio Manager.

The Portfolio Manager's fixed-income strategy combines judgments about the absolute value of the fixed-income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed-income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Portfolio Manager manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

The Portfolio Manager may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risk of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


         ING UBS U.S. ALLOCATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001          (6.52)
2002         (14.77)
2003          18.02
2004          10.93


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of four indices: the Russell 3000(R) Index, the Lehman U.S. Aggregate Bond Index, the Merrill Lynch High Yield Cash Pay Index, and the 65% Russell 3000(R)/30% Lehman U.S. Aggregate Bond/5% Merrill Lynch High Yield Cash Pay Index. The Russell 3000(R) Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset backed securities with maturities of at least one year. The Merrill Lynch High Yield Cash Pay Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States. The inception date of the Merrill Lynch High Yield Cash Pay Index is October 31, 1984. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                  10/02/00
                                                  1 YEAR         (INCEPTION)
Class S Return                                    10.93%          (0.44)%
Russell 3000(R) Index                             11.95%          (1.76)%(3)
Lehman U.S. Aggregate Bond Index                   4.34%           7.38%(3)
Merrill Lynch High Yield Cash Pay Index           10.76%           8.62%(3)
65% Russell 3000/30% Lehman U.S.
   Aggregate Bond/5% Merrill Lynch High
   Yield Cash Pay Index                           10.49%          (0.11)%(3)


                                  BEST QUARTER


Quarter Ended 6/30/03         10.78%


                                  WORST QUARTER


Quarter Ended 9/30/02         (11.03)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) UBS Global Asset Management (Americas) Inc. has managed the Portfolio since May 1, 2002. Performance prior to this date is attributable to a different portfolio manager.

(3)  Index returns are for the period beginning October 1, 2000.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


UBS is the Portfolio Manager. UBS is a registered investment adviser principally located at One North Wacker Drive, Chicago, Illinois 60606. As of December 31, 2004, UBS had approximately $61.3 billion in assets under management.


UBS is an indirect wholly owned subsidiary of UBS AG, and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


The following person is primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Brian D. Singer     Mr. Singer is the lead portfolio manager for the Portfolio and has been employed by UBS since 1990. During the past
                    five years, he has served as the Chief Investment Officer
                    and Managing Director.



UBS' investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Singer has access to certain members of the U.S. Allocation investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the Portfolio. Mr. Singer, as coordinator, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus borrowings for investment purposes). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio invests primarily in growth-oriented companies. The Portfolio may invest, to a limited extent, in foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio Manager emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Portfolio Manager seeks those companies with the potential for strong free cash flow and compelling business strategies.


Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio's investments.


The Portfolio generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. The portfolio management team focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The portfolio management team continually and rigorously studies company developments including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The portfolio management team generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


        ING VAN KAMPEN EQUITY GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003          23.65
2004           7.34


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Russell 1000(R) Growth Index and Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                             05/01/02
                                              1 YEAR        (INCEPTION)
Class S Return                                  7.34%          1.77%
Russell 1000(R) Growth Index                    6.30%          4.05%
S&P 500 Index                                  10.88%          6.40%


                                  BEST QUARTER


Quarter Ended 6/30/03         12.14%


                                  WORST QUARTER


Quarter Ended 3/31/03         (1.90)%


(1) Class I shares commenced operations May 6, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, which commenced operations May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of over $431 billion.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Dennis Lynch        Mr. Lynch, Managing Director, joined Van Kampen in 1997 and has nine years of investment industry experience. Mr. Lynch is the Portfolio's lead portfolio manager.

David Cohen         Mr. Cohen, Managing Director, joined Van Kampen in 1993 and has sixteen years of investment industry experience. Mr.
                    Cohen serves as the co-portfolio manager and works
                    collaboratively with other team members to manage the
                    Portfolio.

Sam Chainani, CFA   Mr. Chainani, Executive Director, joined Van Kampen in 1996 and has nine years of investment industry experience. Mr.
                    Chainani serves as the co-portfolio manager and works
                    collaboratively with other team members to manage the
                    Portfolio.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers from at least three different countries, which may include the United States.

The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may fail to produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


       ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003          26.24
2004          12.67

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Morgan Stanley Capital International World Index ("MSCI World Index"). The MSCI World Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It is not possible to invest directly in the MSCI World Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                             05/01/02
                                              1 YEAR        (INCEPTION)
Class S Return                                 12.67%           9.37%
MSCI World Index                               15.25%           9.63%


                                  BEST QUARTER


Quarter Ended 12/31/03        15.51%


                                  WORST QUARTER


Quarter Ended 3/31/03         (7.61)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year or period for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. has entered into a sub-portfolio management agreement with a MSIM Inc.-affiliated entity, Morgan Stanley Investment Limited ("MSIML") so that MSIM may utilize MSIML's services and delegate some of its portfolio management responsibilities to MSIML. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Hassan Elmasry      Mr. Elmasry, Managing Director, joined Van Kampen in 1995
                    and has managed the Portfolio since April 2002. He has
                    twenty years of investment industry experience and is the
                    lead manager of the Global Franchise Strategy. As lead
                    portfolio manager, Mr. Elmasry has ultimate responsibility for stock selection and portfolio construction.

Ewa Borowska        Ms. Borowska, Executive Director, joined Van Kampen in 2003.
                    Ms. Borowska serves as a Portfolio Specialist whose primary focus is institutional client service and business
                    management. She worked for Morgan Stanley Investment Banking from 1998 - 2003.

Paras Dodhia        Mr. Dodhia, Vice President, joined Van Kampen in 2002 and
                    has four years of investment experience. He worked for
                    JPMorgan Chase from 2002 - 2002 as an Equity Analyst and for
                    Oliver Wyman & Company from 1998 - 2000.

Michael Allison     Mr. Allison, Vice President, joined Van Kampen in 2000 and has managed the Portfolio since February 2005. He serves as a research analyst for the Portfolio and has six years of
                    investment experience.

Jayson Vowles       Mr. Vowles, Analyst, joined Van Kampen in 2003 and has
                    managed the Portfolio since 2003. He serves as a research
                    analyst for the Portfolio and has three years of investment experience. Prior to 2003, Mr. Vowles worked for Goldman
                    Sachs International as an associate, modeling fixed-income derivatives.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY


Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc. A more complete description of security ratings is contained in the Statement of Additional Information.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year-to-year.

[CHART]


     ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995          31.06
1996          20.65
1997          29.82
1998          14.13
1999          15.88
2000          (2.11)
2001         (11.95)
2002         (14.75)
2003          27.87
2004          14.12


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000(R) Index. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                       1 YEAR          5 YEARS         10 YEARS
Class S Return                          14.12%           1.40%           11.27%
S&P 500 Index                           10.88%          (2.30)%          12.07%
Russell 1000(R) Index                   11.40%          (1.76)%          12.16%


                                  BEST QUARTER


Quarter Ended 12/31/98        17.30%


                                  WORST QUARTER


Quarter Ended 9/30/02         (17.94)%


(1) Class I shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year for Class S shares. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of over $431 billion.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                    POSITION AND RECENT BUSINESS EXPERIENCE
----                    ---------------------------------------
James A. Gilligan, CFA  Mr. Gilligan, Managing Director, joined Van Kampen in
                        1985 and is a member of the Equity Income Team. He is
                        the lead portfolio manager and is responsible for the
                        execution of the overall strategy of the Portfolio. Mr.
                        Gilligan has managed the Portfolio since 2002.

James O. Roeder         Mr. Roeder, Executive Director, joined Van Kampen in
                        1999 and is a member of the Equity Income Team. He has
                        managed the Portfolio since 2002.

Thomas Bastian, CFA     Mr. Bastian, Vice President, is a member of the Equity
                        Income Team. Prior to joining Van Kampen in 2003, he was
                        a co-portfolio manager at Raymond James Financial (Eagle
                        Asset Management). He has managed the Portfolio since
                        2003.

Sergio Marcheli         Mr. Marcheli, Vice President and portfolio manager for
                        the Separately Managed Account Strategies, joined Van
                        Kampen in 2003. He has managed the Portfolio since 2003.
                        Prior to 2003, he was a Portfolio Specialist at Van
                        Kampen.

Vincent Vizachero       Mr. Vizachero, Vice President, joined Van Kampen in 2001
                        and has managed the Portfolio since 2002. Prior to 2001,
                        Mr. Vizachero was an analyst at Fidelity.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Capital appreciation. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies in the United States real estate industry. A company is considered to be in the United States real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The Portfolio may invest more than 25% of its assets in any of the above sectors.

The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

The Portfolio also may invest in:

   - equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry;

   - financial institutions which issue or service mortgages, not to exceed 25% of total assets;

   - securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued;

   - high yield debt securities and convertible bonds, not to exceed 20% of total assets;

   -  mortgage- and asset-backed securities; and

   -  covered options on securities and stock indexes.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                           INDUSTRY CONCENTRATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                                    REIT RISK
                                   SECTOR RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's Class S shares' past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]


        ING VAN KAMPEN REAL ESTATE PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995          16.59
1996          35.30
1997          22.79
1998         (13.45)
1999          (3.81)
2000          30.99
2001           8.14
2002           0.20
2003          37.73
2004          38.13

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Dow Jones Wilshire Real Estate Securities Index. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. It is not possible to invest directly in the Dow Jones Wilshire Real Estate Securities Index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                  1 YEAR      5 YEARS     10 YEARS
                                                        (OR LIFE OF CLASS)
CLASS I RETURN(1)                                  38.13%      41.83%        N/A
Dow Jones Wilshire Real Estate
  Securities Index                                 34.81%      37.74%        N/A
CLASS S RETURN(1)                                  37.77%      21.89%      15.80%
Dow Jones Wilshire Real Estate
  Securities Index                                 34.81%      22.32%      15.10%


                      BEST QUARTER


Quarter Ended 12/31/96                         19.26%


                      WORST QUARTER


Quarter Ended 9/30/98                         (10.22)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for Class I shares of the Portfolio, which commenced operations May 19, 2003. The bar chart figures shown for prior years provide performance for Class S shares. The performance table above reflects the returns for both Class I and Class S shares. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following person is primarily responsible for the management of the
Portfolio:



NAME                            POSITION AND RECENT BUSINESS EXPERIENCE
----                            ---------------------------------------
Theodore R. Bigman              Mr. Bigman, Managing Director, joined Van Kampen in 1995
                                and has seventeen years of investment experience. He is
                                Head of Global Real Estate, responsible for Morgan Stanley
                                Investment Management's real estate securities investment
                                management business. Mr. Bigman is the Portfolio's lead
                                portfolio manager and has managed the Portfolio since
                                2001.



Mr. Bigman is supported by a team of five research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004, or for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS I SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                              DISTRIBUTION                  TOTAL        WAIVERS      TOTAL NET
                                                 MANAGEMENT      (12b-1)      OTHER       OPERATING  REIMBURSEMENTS   OPERATING
                                                    FEE            FEE       EXPENSES(2)  EXPENSES   AND RECOUPMENTS   EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                    0.66%          --          0.01%       0.67%(3)        --           0.67%
ING Alliance Mid Cap Growth Portfolio               0.77%          --          0.01%       0.78%(3)        --           0.78%
ING Capital Guardian Managed Global Portfolio       1.00%          --          0.01%       1.01%(3)        --           1.01%
ING Capital Guardian Small/Mid Cap Portfolio        0.66%          --          0.01%       0.67%(3)        --           0.67%
ING Capital Guardian U.S. Equities Portfolio        0.74%          --          0.01%       0.75%(3)        --(4)        0.75%
ING FMR(SM) Diversified Mid Cap Portfolio           0.75%          --          0.01%       0.76%           --           0.76%
ING FMR(SM) Earnings Growth Portfolio               0.62%          --          0.15%(5)    0.77%        (0.02)%(6)      0.75%
ING Global Resources Portfolio                      0.66%          --          0.01%       0.67%           --           0.67%
ING Goldman Sachs Tollkeeper(SM) Portfolio          1.35%          --          0.01%       1.36%        (0.21)%(6)      1.15%
ING Jennison Equity Opportunities Portfolio         0.66%          --          0.01%       0.67%(3)        --           0.67%
ING Mercury Focus Value Portfolio                   0.80%          --            --        0.80%        (0.05)%(4)      0.75%
ING Mercury Large Cap Growth Portfolio              0.80%          --            --        0.80%        (0.05)%(4)      0.75%
ING Salomon Brothers All Cap Portfolio              0.74%          --          0.01%       0.75%(3)        --           0.75%
ING Salomon Brothers Investors Portfolio            0.74%          --          0.01%       0.75%           --           0.75%
ING T. Rowe Price Capital Appreciation Portfolio    0.66%          --          0.01%       0.67%(3)        --           0.67%
ING T. Rowe Price Equity Income Portfolio           0.66%          --          0.01%       0.67%(3)        --           0.67%
ING UBS U.S. Allocation Portfolio                   0.75%          --          0.01%       0.76%        (0.02)%(4)      0.74%
ING Van Kampen Equity Growth Portfolio              0.65%          --            --        0.65%           --           0.65%
ING Van Kampen Global Franchise Portfolio           1.00%          --            --        1.00%           --           1.00%
ING Van Kampen Growth and Income Portfolio          0.66%          --          0.01%       0.67%(3)        --           0.67%
ING Van Kampen Real Estate Portfolio                0.66%          --          0.01%       0.67%           --           0.67%



(1) This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Class I shares for ING AIM Mid Cap Growth, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small/Mid Cap, ING Capital Guardian U.S. Equities, ING FMR(SM) Diversified Mid Cap, ING Goldman Sachs Tollkeeper(SM), ING Mercury Large Cap Growth, ING Salomon Brothers All Cap, and ING UBS U.S. Allocation Portfolios had not commenced operations as of December 31, 2004, expenses are based on the Portfolios' actual operating expenses for Class S shares, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc., as Adviser to each Portfolio, has agreed. Operating expenses for ING FMR(SM) Earnings Growth Portfolio are estimated as it had not commenced operations as of December 31, 2004. For all other Portfolios, estimated operating expenses are based on each Portfolio's actual operating expenses for Class I shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. as Adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Effective January 1, 2005, the management fee structure for ING Capital Guardian Managed Global Portfolio was revised.


(2) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING FMR(SM) Earnings Growth Portfolio) and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

     Insurance coverage, any taxes paid by the Portfolios, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.


(3) A portion of the brokerage commissions that the ING AIM Mid Cap Growth, ING Capital Guardian U.S. Equities, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small/Mid Cap, ING Jennison Equity Opportunities, ING Salomon Brothers All Cap, ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2004 would have been 0.62%, 0.72%, 0.74%, 1.01%, 0.66%, 0.63%, 0.73%, 0.65%, 0.66%, and 0.65%,
     respectively. This arrangement may be discontinued at any time.

(4) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING Capital Guardian U.S. Equities, ING Mercury Focus Value, ING Mercury Large Cap Growth, and ING UBS U.S. Allocation Portfolios. Based upon net assets as of December 31, 2004, the management fee waiver for these Portfolios would equal 0.00%, 0.05%, 0.05%, and 0.02%, respectively. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.

(5) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING FMR(SM) Earnings Growth Portfolio. "Other Expenses" for ING FMR(SM) Earnings Growth Portfolio are estimated because it did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

(6) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING FMR(SM) Earnings Growth and ING Goldman Sachs Tollkeeper(SM) Portfolios under which it will limit expenses of these Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. Further, regarding ING Goldman Sachs Tollkeeper(SM) Portfolio, DSI has voluntarily agreed to waive its rights to recoupment for the period from January 1, 2005 through December 31, 2005. This arrangement shall terminate upon the termination of the expense limitation agreement.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Class I shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class I shares operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                    $       68  $      214  $      373  $      835
ING Alliance Mid Cap Growth Portfolio               $       80  $      249  $      433  $      966
ING Capital Guardian Managed Global Portfolio       $      103  $      322  $      558  $    1,236
ING Capital Guardian Small/Mid Cap Portfolio        $       68  $      214  $      373  $      835
ING Capital Guardian U.S. Equities Portfolio(1)     $       77  $      240  $      417  $      930
ING FMR(SM) Diversified Mid Cap Portfolio           $       78  $      243  $      422  $      942
ING FMR(SM) Earnings Growth Portfolio(1)            $       77  $      244  $      426  $      952
ING Global Resources Portfolio                      $       68  $      214  $      373  $      835
ING Goldman Sachs Tollkeeper(SM) Portfolio(1)       $      117  $      410  $      725  $    1,617
ING Jennison Equity Opportunities Portfolio         $       68  $      214  $      373  $      835
ING Mercury Focus Value Portfolio(1)                $       77  $      250  $      439  $      985
ING Mercury Large Cap Growth Portfolio(1)           $       77  $      250  $      439  $      985
ING Salomon Brothers All Cap Portfolio              $       77  $      240  $      417  $      930
ING Salomon Brothers Investors Portfolio            $       77  $      240  $      417  $      930
ING T. Rowe Price Capital Appreciation Portfolio    $       68  $      214  $      373  $      835
ING T. Rowe Price Equity Income Portfolio           $       68  $      214  $      373  $      835
ING UBS U.S. Allocation Portfolio(1)                $       76  $      241  $      420  $      940
ING Van Kampen Equity Growth Portfolio              $       66  $      208  $      362  $      810
ING Van Kampen Global Franchise Portfolio           $      102  $      318  $      552  $    1,225
ING Van Kampen Growth and Income Portfolio          $       68  $      214  $      373  $      835
ING Van Kampen Real Estate Portfolio                $       68  $      214  $      373  $      835


(1) The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPALS RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A portfolio may allocate its investments between equity and fixed-income securities, and among various segments of the fixed-income markets based upon judgments made by a portfolio manager. A portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets, or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


BORROWING AND LEVERAGE RISK. The Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio's shares and in the portfolio's return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than Convertible Securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques,

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments,

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INDUSTRY CONCENTRATION RISK. When a Portfolio invests primarily in securities of companies in a particular market industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.


INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENTS BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.


IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve a Portfolio's objective, and a portfolio manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.


MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio's fixed-income investments will affect the volatility of the portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.


RESTRICTED AND ILLIQUID SECURITIES RISK. If a security is illiquid, a portfolio might be unable to sell the security at a time when the Portfolio Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


SECTOR RISK. A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a Portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.


SOVEREIGN DEBT RISK. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A portfolio manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


VALUE INVESTING RISK. A portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under a portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under a portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Goldman Sachs Tollkeeper Portfolio may invest, for temporary defensive purposes, more significantly in U.S. government securities, repurchase agreements collateralized by by U.S. government securities, CD's, bankers' acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a maturity of less than one year. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING FMR(SM) Earnings Growth Portfolio). DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.


The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING FMR(SM) Earnings Growth Portfolio), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into a an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING FMR(SM) Earnings Growth Portfolio. The administrative services performed by ING Funds Services on behalf of DSI and ING FMR(SM) Earnings Growth Portfolio directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into Adviser Class, Class I, Service Class, and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered by this Prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the Portfolios that are followed by the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and with the NASD as a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.


DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, the Adviser delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for the Portfolios, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.

For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                                       FEE PAID TO DSI DURING 2004
                                                                     (AS A PERCENTAGE OF AVERAGE NET
       PORTFOLIO                                                               ASSETS)(1)
       ---------------------------------------------------------------------------------------------
       ING AIM Mid Cap Growth Portfolio                                           0.66%
       ING Alliance Mid Cap Growth Portfolio                                      0.77%
       ING Capital Guardian Managed Global Portfolio                              1.00%
       ING Capital Guardian Small/Mid Cap Portfolio                               0.66%
       ING Capital Guardian U.S. Equities Portfolio                               0.74%
       ING FMR(SM) Diversified Mid Cap Portfolio                                  0.75%
       ING Goldman Sachs Tollkeeper(SM) Portfolio                                 1.35%
       ING Global Resources Portfolio                                             0.66%
       ING Jennison Equity Opportunities Portfolio                                0.66%
       ING Mercury Focus Value Portfolio                                          0.80%
       ING Mercury Large Cap Growth Portfolio                                     0.80%
       ING Salomon Brothers All Cap Portfolio                                     0.74%
       ING Salomon Brothers Investors Portfolio                                   0.74%
       ING T. Rowe Price Capital Appreciation Portfolio                           0.66%
       ING T. Rowe Price Equity Income Portfolio                                  0.66%
       ING UBS U.S. Allocation Portfolio                                          0.75%
       ING Van Kampen Equity Growth Portfolio                                     0.65%
       ING Van Kampen Global Franchise Portfolio                                  1.00%
       ING Van Kampen Growth and Income Portfolio                                 0.66%
       ING Van Kampen Real Estate Portfolio                                       0.66%


(1) DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current
NAV of the registered investment company in which the Portfolio invests.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


   - Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended;

   - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

   -  Securities that are registered as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios distribute their net investment income, if any, on their outstanding shares annually. Any net realized long-term capital gain for any portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each Portfolio's Class I shares' financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2004 and 2003, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.

Because the Class I shares of ING AIM Mid Cap Growth, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small/Mid Cap, ING Capital Guardian U.S. Equities, ING FMR(SM) Diversified Mid Cap, ING Goldman Sachs Tollkeeper(SM), ING Jennison Equity Opportunities, ING Mercury Large Cap Growth, ING Salomon Brothers All Cap, ING Van Kampen Global Franchise, ING Van Kampen Growth and Income, and ING UBS U.S. Allocation Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are presented for Service Class ("Class S") shares. Because ING FMR(SM) Earnings Growth Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), audited financial highlights are not available.

ING AIM MID CAP GROWTH PORTFOLIO



                                                                                             CLASS S
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2004          2003         2002(1)        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    12.96          8.99         13.16         16.72         19.95
 Income (loss) from investment operations:
 Net investment loss                                           $    (0.06)        (0.04)        (0.06)        (0.08)        (0.02)
 Net realized and unrealized gain (loss) on investments        $     1.04          4.01         (4.11)        (3.46)        (2.52)
 Total from investment operations                              $     0.98          3.97         (4.17)        (3.54)        (2.54)
 Less distributions from:
 Net investment income                                         $       --            --            --            --            --
 Net realized gain on investments                              $       --            --            --          0.02          0.69
 Total distributions                                           $       --            --            --          0.02          0.69
 Net asset value, end of year                                  $    13.94         12.96          8.99         13.16         16.72
 TOTAL RETURN                                                  %     7.56         44.16        (31.69)       (21.17)       (12.45)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  234,117       230,255       145,379       269,805       374,614
 Ratios to average net assets:
 Net expenses after brokerage commission recapture             %     0.87          0.86          0.90          0.95          0.95
 Gross expenses prior to brokerage commission recapture        %     0.92          0.94          0.95          0.95          0.95
 Net investment loss                                           %    (0.47)        (0.37)        (0.52)        (0.53)        (0.19)
 Portfolio turnover rate                                       %      171           214           188           200           219



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING ALLIANCE MID CAP GROWTH PORTFOLIO



                                                                                             CLASS S
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2004          2003         2002(1)        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    14.90          8.92         12.75         14.78         18.52
 Income (loss) from investment operations:
 Net investment loss                                           $    (0.12)        (0.07)        (0.07)        (0.07)        (0.07)
 Net realized and unrealized gain (loss) on investments        $     3.03          6.05         (3.76)        (1.96)        (3.14)
 Total from investment operations                              $     2.91          5.98         (3.83)        (2.03)        (3.21)
 Less distributions from:
 Net investment income                                         $       --            --            --            --            --
 Net realized gain on investments                              $       --            --            --            --          0.53
 Return of capital                                             $       --            --            --            --          0.00*
 Total distributions                                           $       --            --            --            --          0.53
 Net asset value, end of year                                  $    17.81         14.90          8.92         12.75         14.78
 TOTAL RETURN(2)                                               %    19.53         67.04        (30.04)       (13.73)       (17.12)
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of year (000's)                               $  664,525       528,029       288,770       468,567       562,549
 Ratios to average net assets:
 Net expenses after brokerage commission recapture             %     0.97          0.99          1.02          1.01          0.99
 Gross expenses prior to brokerage commission recapture        %     1.03          1.04          1.05          1.01          0.99
 Net investment income (loss)(3)                               %    (0.79)        (0.68)        (0.69)        (0.53)        (0.45)
 Portfolio turnover rate                                       %      126           111           159           211            59



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO



                                                                                             CLASS S
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2004          2003         2002(1)        2001         2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    11.30          8.29         10.40         11.82         19.96
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.05          0.03          0.02          0.00*           --
 Net realized and unrealized gain (loss) on investments and
   foreign currencies                                          $     1.19          2.98         (2.12)        (1.41)        (3.13)
 Total from investment operations                              $     1.24          3.01         (2.10)        (1.41)        (3.13)
 Less distributions from:
 Net investment income                                         $     0.06            --          0.00*         0.01          0.02
 Return of capital                                             $       --            --          0.01            --            --
 Net realized gain on investments                              $       --            --            --            --          4.99
 Total distributions                                           $     0.06            --          0.01          0.01          5.01
 Net asset value, end of year                                  $    12.48         11.30          8.29         10.40         11.82
 TOTAL RETURN(3)                                               %    10.95         36.31        (20.18)       (11.91)       (14.56)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  389,945       358,796       226,961       255,251       232,963
 Ratios to average net assets:
 Net expenses after brokerage commission recapture             %     1.26          1.25          1.25          1.26          1.25
 Gross expenses prior to brokerage commission recapture        %     1.26          1.26          1.26          1.26          1.25
 Net investment income (loss)                                  %     0.45          0.38          0.20         (0.01)         0.05
 Portfolio turnover rate                                       %       28            23            36            30           109



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the ING Capital Guardian Managed Global Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO



                                                                                             CLASS S
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2004          2003         2002(1)        2001         2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    10.99          7.84         10.53         10.71         23.44
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.02          0.02          0.02          0.01          0.04
 Net realized and unrealized gain (loss) on investments        $     0.80          3.14         (2.70)        (0.18)        (5.05)
 Total from investment operations                              $     0.82          3.16         (2.68)        (0.17)        (5.01)
 Less distributions from:
 Net investment income                                         $     0.02          0.01          0.01          0.01          0.03
 Net realized gain on investments                              $       --            --            --            --          7.69
 Total distributions                                           $     0.02          0.01          0.01          0.01          7.72
 Net asset value, end of year                                  $    11.79         10.99          7.84         10.53         10.71
 TOTAL RETURN(3)                                               %     7.48         40.36        (25.43)        (1.56)       (18.17)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  567,903       573,425       365,177       516,009       461,106
 Ratio to average net assets:
 Net expenses after brokerage commission recapture             %     0.91          0.93          0.94          0.95          0.95
 Gross expenses prior to brokerage commission recapture        %     0.92          0.94          0.95          0.95          0.95
 Net investment income                                         %     0.20          0.28          0.28          0.16          0.21
 Portfolio turnover rate                                       %       41            40            40            42           116



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the ING Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO



                                                                                             CLASS S
                                                               --------------------------------------------------------------------
                                                                                                                        FEBRUARY 1,
                                                                            YEAR ENDED DECEMBER 31,                     2000(1) TO
                                                               ---------------------------------------------------     DECEMBER 31,
                                                                  2004         2003         2002(2)        2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    10.58         7.74         10.18         10.58            10.00
 Income (loss) from investment operations:
 Net investment income                                         $     0.05         0.02          0.03          0.01             0.03
 Net realized and unrealized gain (loss) on investments
   and foreign currencies                                      $     0.93         2.82         (2.45)        (0.39)            0.65
 Total from investment operations                              $     0.98         2.84         (2.42)        (0.38)            0.68
 Less distributions from:
 Net investment income                                         $     0.02         0.00*         0.02          0.02             0.02
 Net realized gain on investments                              $       --           --            --          0.00*            0.08
 Total distributions                                           $     0.02           --          0.02          0.02             0.10
 Net asset value, end of year                                  $    11.54        10.58          7.74         10.18            10.58
 TOTAL RETURN(3)                                               %     9.27        36.75        (23.79)        (3.62)            6.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  662,965      575,864       301,376       282,049          113,206
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)          %     0.99         0.99          0.99          1.01             1.00
 Gross expenses prior to brokerage commission recapture(4)     %     1.00         1.00          1.01          1.01             1.00
 Net investment income(4)                                      %     0.44         0.30          0.33          0.17             0.60
 Portfolio turnover rate                                       %       23           21            27            29               22



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO



                                                                                             CLASS S
                                                               --------------------------------------------------------------------
                                                                                                                        OCTOBER 2,
                                                                             YEAR ENDED DECEMBER 31,                    2000(1) TO
                                                               ---------------------------------------------------     DECEMBER 31,
                                                                  2004         2003         2002(2)        2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     9.89         7.41          9.21          9.89            10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $    (0.03)        0.02          0.03          0.02             0.04
 Net realized and unrealized gain (loss) on investments        $     2.41         2.46         (1.81)        (0.68)           (0.13)
 Total from investment operations                              $     2.38         2.48         (1.78)        (0.66)           (0.09)
 Less distributions from:
 Net investment income                                         $     0.01         0.00*         0.02          0.02             0.02
 Total distributions                                           $     0.01           --          0.02          0.02             0.02
 Net asset value, end of period                                $    12.26         9.89          7.41          9.21             9.89
 TOTAL RETURN(3)                                               %    24.10        33.47        (19.34)        (6.64)           (0.87)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $  252,605      163,668        91,198        58,712           13,834
 Ratios to average net assets:
 Expenses(4)                                                   %     1.01         1.00          1.01          1.01             1.00
 Net investment income(4)                                      %    (0.30)        0.32          0.33          0.47             1.70
 Portfolio turnover rate                                       %      151           93           106            89               20



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING GLOBAL RESOURCES PORTFOLIO



                                                                                                                 CLASS I
                                                                                                       ---------------------------
                                                                                                                         JULY 2,
                                                                                                        YEAR ENDED     2003(1) TO
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                           2004           2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                  $      14.90          10.90
 Income (loss) from investment operations:
 Net investment income (loss)                                                                          $       0.14           0.05
 Net realized and unrealized gain (loss) on investments and foreign currencies                         $       0.85           4.00
 Total from investment operations                                                                      $       0.99           4.05
 Less distributions from:
 Net investment income                                                                                 $       0.15           0.05
 Total distributions                                                                                   $       0.15           0.05
 Net asset value, end of period                                                                        $      15.74          14.90
 TOTAL RETURN(2)                                                                                       %       6.67          37.19
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                     $      2,420            211
 Ratios to average net assets
 Expenses(3)                                                                                           %       0.67           0.69
 Net investment income(3)                                                                              %       1.77           2.33
 Portfolio turnover rate                                                                               %        176            117



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO



                                                                                                    CLASS S
                                                                            -------------------------------------------------------
                                                                                                                           MAY 1,
                                                                                   YEAR ENDED DECEMBER 31,              2001(2) TO
                                                                            --------------------------------------     DECEMBER 31,
                                                                               2004          2003         2002(1)          2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       $     6.71          4.76          7.69            10.00
 Income (loss) from investment operations:
 Net investment loss                                                        $    (0.04)        (0.06)        (0.10)           (0.06)
 Net realized and unrealized gain (loss) on investments                     $     0.81          2.01         (2.83)           (2.25)
 Total from investment operations                                           $     0.77          1.95         (2.93)           (2.31)
 Net asset value, end of period                                             $     7.48          6.71          4.76             7.69
 TOTAL RETURN(3)                                                            %    11.48         40.97        (38.10)          (23.10)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                          $   68,172        53,825        15,199            9,255
 Ratios to average net assets:
 Expenses(4)                                                                %     1.61          1.85          1.86             1.85
 Net investment loss(4)                                                     %    (0.60)        (1.64)        (1.79)           (1.69)
 Portfolio turnover rate                                                    %       64            30            42               21



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO



                                                                                            CLASS S
                                                               ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2004          2003       2002(1)(2)       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    13.14         10.03         14.20         16.33         20.02
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.09          0.04          0.02          0.01          0.00*
 Net realized and unrealized gain (loss) on investments        $     1.56          3.08         (4.17)        (2.13)        (3.08)
 Total from investment operations                              $     1.65          3.12         (4.15)        (2.12)        (3.08)
 Less distributions from:
 Net investment income                                         $     0.04          0.01          0.02          0.01            --
 Net realized gain on investments                              $       --            --            --            --          0.61
 Total distributions                                           $     0.04          0.01          0.02          0.01          0.61
 Net asset value, end of year                                  $    14.75         13.14         10.03         14.20         16.33
 TOTAL RETURN(3)                                               %    12.58         31.11        (29.26)       (12.98)       (15.22)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  322,510       340,331       287,276       450,704       491,555
 Ratios to average net assets:
 Net expenses after brokerage commission recapture             %     0.88          0.89          0.87          0.95          0.95
 Gross expenses prior to brokerage commission recapture        %     0.92          0.94          0.95          0.95          0.95
 Ratio of net investment income (loss) to average net assets   %     0.58          0.33          0.20          0.09          0.00(1)
 Portfolio turnover rate                                       %       90           106           158            40            62



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO


                                                                                                                         CLASS I
                                                                                                                       ------------
                                                                                                                          MAY 18,
                                                                                                                        2002(1) TO
                                                                                                                       DECEMBER 31,
                                                                                                                          2004(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                                  $      10.75
 Income (loss) from investment operations:
 Net investment income                                                                                                 $       0.05
 Net realized and unrealized gain (loss) on investments                                                                $       1.46
 Total from investment operations                                                                                      $       1.51
 Less distributions from:
 Net investment income                                                                                                 $       0.04
 Net realized gain on investments                                                                                      $       0.52
 Total distributions                                                                                                   $       0.56
 Net asset value, end of period                                                                                        $      11.70
 TOTAL RETURN(3)                                                                                                       %      14.15
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                     $     47,498
 Ratios to average net assets
 Expenses(4)                                                                                                           $       0.80
 Net investment income (loss)(4)                                                                                       %       0.76
 Portfolio turnover rate                                                                                               %         75



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

ING MERCURY LARGE CAP GROWTH PORTFOLIO



                                                                                                          CLASS S
                                                                                          -----------------------------------------
                                                                                                 YEAR ENDED                MAY 1,
                                                                                                DECEMBER 31,            2002(1) TO
                                                                                          ------------------------     DECEMBER 31,
                                                                                             2004          2003           2002(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                     $    10.22          8.05            10.00
 Income (loss) from investment operations:
 Net investment loss                                                                      $    (0.00)*       (0.02)           (0.01)
 Net realized and unrealized gain (loss) on investments                                   $     1.12          2.19            (1.94)
 Total from investment operations                                                         $     1.12          2.17            (1.95)
 Less distributions from:
 Net realized gain on investments                                                         $     0.85            --               --
 Return of capital                                                                        $     0.01            --               --
 Total distributions                                                                      $     0.86            --               --
 Net asset value, end of period                                                           $    10.48         10.22             8.05
 TOTAL RETURN(3)                                                                          %    11.10         26.96           (19.50)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                        $   18,862        14,481            4,757
 Ratios to average net assets:
 Expenses(4)                                                                              %     1.05          1.05             1.05
 Net investment loss(4)                                                                   %    (0.01)        (0.27)           (0.09)
 Portfolio turnover rate                                                                  %      204           102               56



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING SALOMON BROTHERS ALL CAP PORTFOLIO



                                                                                             CLASS S
                                                               --------------------------------------------------------------------
                                                                                                                        FEBRUARY 1,
                                                                             YEAR ENDED DECEMBER 31,                    2000(1) TO
                                                               ----------------------------------------------------    DECEMBER 31,
                                                                  2004          2003         2002(2)        2001          2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    11.88          8.56         11.53         11.45           10.00
 Income (loss) from investment operations:
 Net investment income                                         $     0.05          0.03          0.03          0.09            0.05
 Net realized and unrealized gain (loss) on investments        $     0.88          3.30         (2.98)         0.12            1.68
 Total from investment operations                              $     0.93          3.33         (2.95)         0.21            1.73
 Less distributions from:
 Net investment income                                         $     0.02          0.01          0.02          0.09            0.04
 Net realized gain on investments                              $       --            --            --          0.04            0.24
 Total distributions                                           $     0.02          0.01          0.02          0.13            0.28
 Net asset value, end of period                                $    12.79         11.88          8.56         11.53           11.45
 TOTAL RETURN(3)                                               %     7.85         38.85        (25.57)         1.91           17.45
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $  515,344       429,843       252,792       307,030         111,887
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)          %     0.97          0.98          1.01          1.01            1.00
 Gross expenses prior to brokerage commission recapture(4)     %     1.00          1.00          1.01          1.01            1.00
 Net investment income(4)                                      %     0.44          0.30          0.32          1.15            1.10
 Portfolio turnover rate                                       %       32            21           139            75              82



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.


ING SALOMON BROTHERS INVESTORS PORTFOLIO


                                                                                                                 CLASS I
                                                                                                       ---------------------------
                                                                                                                        JUNE 24,
                                                                                                        YEAR ENDED     2003(2) TO
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                          2004(1)         2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                  $      10.51           9.17
 Income (loss) from investment operations:
 Net investment income (loss)                                                                          $       0.13           0.04
 Net realized and unrealized gain (loss) on investments                                                $       0.95           1.32
 Total from investment operations                                                                      $       1.08           1.36
 Less distributions from:
 Net investment income                                                                                 $       0.09           0.02
 Total distributions                                                                                   $       0.09           0.02
 Net asset value, end of period                                                                        $      11.50          10.51
 TOTAL RETURN(3)                                                                                       %      10.26          14.89
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                     $      1,286            250
 Ratios to average net assets:
 Expenses(4)                                                                                           %       0.75
 Net investment income(4)                                                                              %       1.65           1.44
 Portfolio turnover rate                                                                               %         36             40



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO


                                                                                                                 CLASS I
                                                                                                       ---------------------------
                                                                                                                         MAY 2,
                                                                                                        YEAR ENDED     2003(1) TO
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                           2004           2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                  $      21.35          17.61
 Income (loss) from investment operations:
 Net investment income (loss)                                                                          $       0.31           0.20
 Net realized and unrealized gain on investments and foreign currencies                                $       3.30           3.65
 Total from investment operations                                                                      $       3.61           3.85
 Less distributions from:
 Net investment income                                                                                 $       0.28          (0.09)
 Net realized gain on investments                                                                      $       0.16          (0.02)
 Total distributions                                                                                   $       0.44          (0.11)
 Net asset value, end of period                                                                        $      24.52          21.35
 TOTAL RETURN(2)                                                                                       %      16.93          21.92
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                     $     56,649         34,659
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(3)                                                  %       0.65           0.68
 Gross expenses prior to brokerage commission recapture(3)                                             %       0.67           0.69
 Net investment income(3)                                                                              %       2.04           2.00
 Portfolio turnover rate                                                                               %         21             12



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.


ING T. ROWE PRICE EQUITY INCOME PORTFOLIO


                                                                                                                 CLASS I
                                                                                                       ---------------------------
                                                                                                                         MAY 2,
                                                                                                        YEAR ENDED     2003(1) TO
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                           2004           2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                  $      12.13           9.91
 Income (loss) from investment operations:
 Net investment income                                                                                 $       0.22           0.08
 Net realized and unrealized gain (loss) on investments                                                $       1.61           2.19
 Total from investment operations                                                                      $       1.83           2.27
 Less distributions from:
 Net investment income                                                                                 $       0.13           0.04
 Net realized gain on investments                                                                      $       0.07           0.01
 Total distributions                                                                                   $       0.20           0.05
 Net asset value, end of period                                                                        $      13.76          12.13
 TOTAL RETURN(2)                                                                                       %      15.11          22.99
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                     $     10,643          2,762
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and reimbursement of unified fees                   %       0.66           0.68
 Net expenses after reimbursement of unified fees and prior to brokerage commission recapture          %       0.67           0.69
 Gross expenses before brokerage commission recapture and reimbursement of unified fees                %       0.67           0.69
 Net investment income(3)                                                                              %       1.84           1.99
 Portfolio turnover rate                                                                               %         16             12



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO



                                                                                              CLASS S
                                                               --------------------------------------------------------------------
                                                                                                                        OCTOBER 2,
                                                                             YEAR ENDED DECEMBER 31,                    2000(2) TO
                                                               ---------------------------------------------------     DECEMBER 31,
                                                                  2004         2003         2002(1)        2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.65         7.33          8.71          9.40            10.00
 Income (loss) from investment operations:
 Net investment income                                         $     0.11         0.09          0.09          0.03             0.09
 Net realized and unrealized gain (loss) on investments        $     0.83         1.23         (1.38)        (0.64)           (0.68)
 Total from investment operations                              $     0.94         1.32         (1.29)        (0.61)           (0.59)
 Less distributions from:
 Net investment income                                         $     0.06         0.00*         0.09          0.08             0.01
 Total distributions                                           $     0.06         0.00          0.09          0.08             0.01
 Net asset value, end of period                                $     9.53         8.65          7.33          8.71             9.40
 TOTAL RETURN(3)                                               %    10.93        18.02        (14.77)        (6.52)           (5.90)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $  102,356       68,691        47,394        51,723            8,497
 Ratios to average net assets:
 Expenses(4)                                                   %     1.01         1.01          1.01          1.01             1.00
 Net investment income(4)                                      %     1.65         1.38          1.11          1.50             3.80
 Portfolio turnover rate                                       %      106          203           126            50               10



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING VAN KAMPEN EQUITY GROWTH PORTFOLIO


                                                                                                                         CLASS I
                                                                                                                       ------------
                                                                                                                          MAY 6,
                                                                                                                        2004(1) TO
                                                                                                                       DECEMBER 31,
                                                                                                                           2004
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                                  $       9.71
 Income (loss) from investment operations:
 Net investment income (loss)                                                                                          $       0.04
 Net realized and unrealized gain (loss) on investments                                                                $       0.62
 Total from investment operations                                                                                      $       0.66
 Less distributions from:
 Net investment income                                                                                                 $       0.00*
 Net realized gain on investments                                                                                      $       0.05
 Total distributions                                                                                                   $       0.05
 Net asset value, end of period                                                                                        $      10.32
 TOTAL RETURN(2)                                                                                                       %       6.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                     $     45,752
 Ratios to average net assets
 Expenses(3)                                                                                                           %       0.65
 Net investment income (loss)(3)                                                                                       %       1.04
 Portfolio turnover rate                                                                                               %        170



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO



                                                                                             CLASS S
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2004          2003       2002(1)(2)       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    21.98         17.23         20.41         23.53         24.84
 Income (loss) from investment operations:
 Net investment income                                         $     0.27          0.23          0.20          0.07          0.07
 Net realized and unrealized gain (loss) on investments        $     2.83          4.57         (3.21)        (2.89)        (0.62)
 Total from investment operations                              $     3.10          4.80         (3.01)        (2.82)        (0.55)
 Less distributions from:
 Net investment income                                         $     0.23          0.05          0.17          0.06          0.11
 Net realized gain on investments                              $       --            --            --          0.24          0.65
 Total distributions                                           $     0.23          0.05          0.17          0.30          0.76
 Net asset value, end of year                                  $    24.85         21.98         17.23         20.41         23.53
 TOTAL RETURN(3)                                               %    14.12         27.87        (14.75)       (11.95)        (2.11)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  825,240       759,747       599,841       793,601       941,024
 Ratios to average net assets:
 Net expenses after brokerage commission recapture             %     0.90          0.90          0.91          0.95          0.95
 Gross expenses prior to brokerage commission recapture        %     0.92          0.94          0.95          0.95          0.95
 Net investment income                                         %     1.13          1.25          1.08          0.33          0.30
 Portfolio turnover rate                                       %       52            62           153            36            37



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2) Since January 30, 2002, Van Kampen has served as Portfolio Manager for the ING Van Kampen Growth and Income Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO



                                                                                                          CLASS S
                                                                                          -----------------------------------------
                                                                                                 YEAR ENDED               MAY 1,
                                                                                                DECEMBER 31,            2002(2) TO
                                                                                          ------------------------     DECEMBER 31,
                                                                                            2004(1)        2003           2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                     $    11.21          8.93            10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                                             $     0.13          0.09             0.04
 Net realized and unrealized gain (loss) on investments and foreign currencies            $     1.29          2.25            (1.11)
 Total from investment operations                                                         $     1.42          2.34            (1.07)
 Less distributions from:
 Net realized gain on investments                                                         $       --          0.00*              --
 Return of capital                                                                        $       --          0.06               --
 Total distributions                                                                      $       --          0.06               --
 Net asset value, end of period                                                           $    12.63         11.21             8.93
 TOTAL RETURN(3)                                                                          %    12.67         26.24           (10.70)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                        $  117,026        58,098           19,133
 Ratios to average net assets:
 Expenses(4)                                                                              %     1.25          1.25             1.25
 Net investment income(4)                                                                 %     1.20          1.35             0.70
 Portfolio turnover rate                                                                  %        9             9               33



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN REAL ESTATE PORTFOLIO


                                                                                                                 CLASS I
                                                                                                       ---------------------------
                                                                                                                         MAY 19,
                                                                                                        YEAR ENDED     2003(1) TO
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                           2004           2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                  $      20.48          16.59
 Income (loss) from investment operations:
 Net investment income                                                                                 $       0.60           0.25
 Net realized and unrealized gain (loss) on investments                                                $       7.20           3.81
 Total from investment operations                                                                      $       7.80           4.06
 Less distributions from:
 Net realized gain on investments                                                                      $       0.38           0.05
 Distributions from capital gains                                                                      $       0.22           0.12
 Total distributions                                                                                   $       0.60           0.17
 Net asset value, end of period                                                                        $      27.68          20.48
 TOTAL RETURN(2)                                                                                       %      38.13          24.51
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                     $      4,711            534
 Ratios to average net assets:
 Expenses                                                                                              %       0.67           0.68
 Net investment income(3)                                                                              %       4.55           5.25
 Portfolio turnover rate                                                                               %         18             12



(1)  Commencement of operations.
(2) Total return is calculated assuming of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods of less than one year.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditor's Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolio's Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING LOGO]



04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST

PROSPECTUS

APRIL 29, 2005

ADVISER CLASS (FORMERLY, RETIREMENT CLASS)

                            BALANCED FUNDS
                              ING MFS Total Return Portfolio

                            BOND FUNDS
                              ING Limited Maturity Bond Portfolio
                              ING PIMCO Core Bond Portfolio

                              ING PIMCO High Yield Portfolio


                            INTERNATIONAL/GLOBAL FUNDS
                              ING International Portfolio
                              ING JPMorgan Emerging Markets Equity Portfolio
                                (formerly, ING Developing World Portfolio)
                              ING Julius Baer Foreign Portfolio
                              ING Marsico International Opportunities Portfolio

                            STOCK FUNDS
                              ING Eagle Asset Capital Appreciation Portfolio ING Evergreen Health Sciences Portfolio
                              ING Evergreen Omega Portfolio
                              ING Janus Contrarian Portfolio
                                (formerly, ING Janus Special Equity Portfolio)
                              ING JPMorgan Small Cap Equity Portfolio
                              ING JPMorgan Value Opportunities Portfolio
                              ING Legg Mason Value Portfolio
                              ING Marsico Growth Portfolio
                              ING MFS Mid Cap Growth Portfolio
                              ING MFS Utilities Portfolio
                              ING Oppenheimer Main Street Portfolio(R)
                                (formerly, ING MFS Research Portfolio)
                              ING Pioneer Fund Portfolio
                              ING Pioneer Mid Cap Value Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE ADVISER CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT IS: NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
INTRODUCTION
   ING Investors Trust                                                         2
   Investment Adviser                                                          2
   Portfolios and Portfolio Managers                                           2
   Classes of Shares                                                           2
   Investing through your Qualified Plan                                       2
   Why Reading this Prospectus is Important                                    2

DESCRIPTION OF THE PORTFOLIOS
   ING Eagle Asset Capital Appreciation Portfolio                              3
   ING Evergreen Health Sciences Portfolio                                     6
   ING Evergreen Omega Portfolio                                               8
   ING International Portfolio                                                10
   ING Janus Contrarian Portfolio                                             13
   ING JPMorgan Emerging Markets Portfolio                                    16
   ING JPMorgan Small Cap Equity Portfolio                                    19
   ING JPMorgan Value Opportunities Portfolio                                 22
   ING Julius Baer Foreign Portfolio                                          24
   ING Legg Mason Value Portfolio                                             27
   ING Limited Maturity Bond Portfolio                                        30
   ING Marsico Growth Portfolio                                               34
   ING Marsico International Opportunities Portfolio                          37
   ING MFS Mid Cap Growth Portfolio                                           39
   ING MFS Total Return Portfolio                                             42
   ING MFS Utilities Portfolio                                                47
   ING Oppenheimer Main Street Portfolio(R)                                   49
   ING PIMCO Core Bond Portfolio                                              52
   ING PIMCO High Yield Portfolio                                             55
   ING Pioneer Fund Portfolio                                                 57
   ING Pioneer Mid Cap Value Portfolio                                        59

PORTFOLIO FEES AND EXPENSES                                                   61

SUMMARY OF PRINCIPAL RISKS                                                    63

MORE INFORMATION
   Percentage and Rating Limitation                                           70
   A Word about Portfolio Diversity                                           70
   Additional Information about the Portfolios                                70
   Non-Fundamental Investment Policies                                        70
   Temporary Defensive Positions                                              70
   Administrative Services                                                    70
   Portfolio Distribution                                                     71
   Additional Information Regarding the
     Classes of Shares                                                        71
   Shareholder Services and
     Distribution Plan                                                        71
   Services by Financial Firms                                                72
   Interests of the Holders of Variable
     Insurance Contracts and Policies
     and Qualified Retirement Plans                                           72
   Frequent Trading - Market Timing                                           73
   Portfolio Holdings Disclosure Policy                                       74
   How We Compensate Entities Offering
     Our Portfolios as Investment Options
     in their Investment Products                                             71
   Reports to Shareholders                                                    74
   Custodian
   Legal Counsel
   Independent Registered Public Accounting
     Firm

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                                                75
   Management Fee                                                             75

NET ASSET VALUE                                                               76

TAXES AND DISTRIBUTIONS                                                       76

FINANCIAL HIGHLIGHTS                                                          78

TO OBTAIN MORE INFORMATION                                                  Back

ING INVESTORS TRUST TRUSTEES                                                Back


    AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING Eagle Asset Capital Appreciation Portfolio - Eagle Asset Management, Inc. ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC
ING International Portfolio - ING Investment Management Co.
ING Janus Contrarian Portfolio - Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio - J.P. Morgan Investment Management Inc.
ING JPMorgan Small Cap Equity Portfolio - J.P. Morgan Investment Management Inc. ING JPMorgan Value Opportunities Portfolio - J.P. Morgan Investment Management Inc.
ING Julius Baer Foreign Portfolio - Julius Baer Investment Management LLC
ING Legg Mason Value Portfolio - Legg Mason Funds Management, Inc.
ING Limited Maturity Bond Portfolio - ING Investment Management Co.
ING Marsico Growth Portfolio - Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio - Marsico Capital Management, LLC
ING MFS Mid Cap Growth Portfolio - Massachusetts Financial Services Company
ING MFS Total Return Portfolio - Massachusetts Financial Services Company
ING MFS Utilities Portfolio - Massachusetts Financial Services Company
ING Oppenheimer Main Street Portfolio(R) - OppenheimerFunds, Inc.
ING PIMCO Core Bond Portfolio - Pacific Investment Management Company LLC

ING PIMCO High Yield Portfolio - Pacific Investment Management Company LLC

ING Pioneer Fund Portfolio - Pioneer Investment Management, Inc.
ING Pioneer Mid Cap Value Portfolio - Pioneer Investment Management, Inc.

CLASSES OF SHARES


Pursuant to a multiple class plan (the "Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Adviser Class ("ADV Class") shares of the Trust. For more information about share classes, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR QUALIFIED PLAN


ADV Class shares of the Portfolios are continuously offered through variable annuity separate accounts available to qualified pension and retirement plans ("Qualified Plans") and Qualified Plans offered outside of separate accounts and annuity contracts. Qualified Plans include Individual Retirement Accounts ("IRAs") and plans that meet the definition of retirement plans under Sections 401(k), 403(b), 408 and 457 of the Internal Revenue Code of 1986, as amended ("Code"). In addition, ADV Class shares are offered to the investment adviser to the Portfolios and the adviser's affiliates. Service Class shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements. Purchases and redemptions of shares may be made only by separate accounts of insurance companies or by eligible Qualified Plans. Certain Portfolios may not be available as investment options in your plan. Please refer to the prospectus, prospectus summary, disclosure statement, or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Qualified Plans may charge plan participants for certain expenses that are in addition to the expenses of the Portfolios. These expenses could reduce the investment return in ADV Class shares of the Portfolios.


Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

Eagle Asset Management, Inc. ("Eagle Asset")

INVESTMENT OBJECTIVE

Capital appreciation. Dividend income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The equity securities in which the Portfolio invests include common stocks, securities convertible into common stocks, options on equities and rights and warrants.

Eagle Asset picks stocks from the 500 largest names in the Russell 1000(R) Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses without competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The portfolio management team ("team") then develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager on the team responsible for stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, the team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return, given the level of risk.

The Portfolio may invest up to 25% of its total assets in foreign issuers. The Portfolio may write covered put and call options and may purchase protective puts. It may also purchase uncovered puts and calls that expose up to 55% of the Portfolio's total assets, and may enter into financial futures contracts and options thereon and currency hedging transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

    ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995    34.76
1996    10.25
1997    26.85
1998     1.19
1999     0.17
2000     8.38
2001    (4.77)
2002   (17.34)
2003    24.84
2004    14.49

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                  01/03/95
                                     1 YEAR       5 YEARS        (INCEPTION)
Class S Return                        14.49%         4.05%          8.85%
S&P 500 Index                         10.88%        (2.30)%        12.07%(2)
Russell 1000(R) Index                 11.40%        (1.76)%        12.16%(2)


                                  BEST QUARTER


Quarter Ended 12/31/1998                                           17.24%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                           (18.78)%



(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations January 3, 1995, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2)  Index return is for the period beginning January 1, 1995.


MORE ON THE PORTFOLIO MANAGER


Eagle Asset has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2004, Eagle Asset had over $10.4 billion in client assets under management. The principal address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Richard Skeppstrom, II           Managing Director, Conservative Large Cap
                                 Equity Portfolio Co-Manager
                                 Mr. Skeppstrom has 15 years of investment
                                 experience and has been with Eagle Asset since
                                 2001. From 1992 to 2001, Mr. Skeppstrom was the
                                 Senior Portfolio Manager for the Conservative
                                 Large Cap product at Evergreen Investment
                                 Management and co-manager of the Evergreen
                                 Capital Growth Fund.

Robert R. Marshall               Conservative Large Cap Equity Portfolio
                                 Co-Manager
                                 Mr. Marshall has 17 years of investment
                                 experience and came to Eagle Asset in 2002
                                 after nearly 8 years at Wachovia Securities
                                 where he was a Director and Senior Vice
                                 President of Equity Research.

E. Craig Dauer                   Conservative Large Cap Equity Portfolio
                                 Co-Manager
                                 Mr. Dauer came to Eagle Asset in 2001 and has
                                 11 years of investment experience. From 1999 to
                                 2001, Mr. Dauer was a Portfolio Co-Manager for
                                 the Evergreen Investment Management
                                 Conservative Large Cap product. He also served
                                 as an Equity Analyst with First Union Capital
                                 Markets.

John G. Jordan, III, CFA         Conservative Large Cap Equity Portfolio
                                 Co-Manager
                                 Mr. Jordan came to Eagle Asset in 2001 and has
                                 14 years of investment experience. From 1999 to
                                 2001, Mr. Jordan was a Portfolio Co-Manager for
                                 the Conservative Large Cap product at Evergreen
                                 Investment Management. He also served as a
                                 portfolio manager and research analyst at
                                 Thompson, Siegel, and Walmsley. Mr. Jordan is a
                                 Chartered Financial Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE


Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, i.e., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's ADV Class shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247.7 billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Liu-Er Chen, CFA                 Mr. Chen joined EIMC in 1995 where he serves as
                                 Managing Director and Senior Portfolio Manager.
                                 He is a Chartered Financial Analyst and has
                                 managed the Portfolio since May 1, 2004. Mr.
                                 Chen brings to his position more than 7 years
                                 of investment experience. Prior to his
                                 association with EIMC, he spent three years in
                                 the strategic planning areas of U.S. and German
                                 pharmaceutical companies.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE


Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's ADV Class shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER

EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $___ billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio is managed by a team of portfolio management professionals from EIMC's Large Cap Core Growth team.


The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Maureen E. Cullinane, CFA        Ms. Cullinane joined EIMC in 1974 where she
                                 serves as Managing Director and Senior
                                 Portfolio Manager. She is a Chartered Financial
                                 Analyst and has managed the Portfolio since May
                                 1, 2004. Ms. Cullinane brings to her position
                                 more than 25 years of experience in the
                                 investment management industry.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid-and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.


The Portfolio Manager primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

              ING INTERNATIONAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002    (16.44)
2003     28.71
2004     16.30

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of the ADV Class shares, to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                     1 YEAR        12/17/01
                                                  (INCEPTION)
Class S Return                        16.30%          7.76%
MSCI EAFE Index                       20.70%         12.31%(2)


                                  BEST QUARTER


Quarter Ended 6/30/2003                              16.06%


                                  WORST QUARTER


Quarter Ended 9/30/2002                             (21.10)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations December 17, 2001, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.


(2)  Index return is for the period beginning January 1, 2002.


MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Richard T. Saler                 Senior Vice President and Portfolio Manager at
                                 ING IM. Mr. Saler was Senior Vice President and
                                 Director of International Equity Investment
                                 Strategy at Lexington Management Corporation,
                                 which was acquired by ING IM's parent company
                                 in July 2000.

Phillip A. Schwartz              Senior Vice President and Portfolio Manager at
                                 ING IM. Mr. Schwartz was Senior Vice President
                                 and Director of International Equity Investment
                                 Strategy at Lexington Management Corporation,
                                 which was acquired by ING IM's parent company
                                 in July 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JANUS CONTRARIAN PORTFOLIO

PORTFOLIO MANAGER

Janus Capital Management LLC ("Janus Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio Manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The Portfolio Manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the Portfolio Manger. Changes are made in the portfolio of securities in which the Portfolio invests whenever the Portfolio Manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK
                             SPECIAL SITUATIONS RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

            ING JANUS CONTRARIAN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001    (5.35)
2002   (26.22)
2003    49.86
2004    16.74

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                    1 YEAR          10/02/00
                                                   (INCEPTION)
Class S Return                        16.74%         2.03%
S&P 500 Index                         10.88%        (2.33)%(2)


                                  BEST QUARTER


Quarter Ended 6/30/2003                             27.31%


                                  WORST QUARTER


Quarter Ended 9/30/2002                            (20.39)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations October 2, 2000, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Janus Capital and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2004, Janus Capital managed over $139 billion in assets. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.


Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCG") which owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in financial asset management businesses.


The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
David C. Decker                  Executive Vice President and portfolio manager
                                 of the Portfolio since its inception.

                                 Mr. Decker joined Janus Capital in 1992 and has managed various other mutual funds and private accounts since that time. Mr. Decker holds a Master's of Business Administration degree in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts
                                 University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.


The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets Index"). The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.


While the Portfolio invests primarily in equities, it may also invest in debt securities. The Portfolio may invest in high yield securities which are below investment grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into "dollar-rolls," in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.

In managing the Portfolio, the Portfolio Manager seeks to add value primarily through stock selection decisions. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Portfolio Manager is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.


Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH YIELD BOND RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

   ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999    61.13
2000   (34.02)
2001    (5.58)
2002   (11.03)
2003    46.12
2004    17.34

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged index that is comprised of equity securities in emerging markets. It is not possible to invest directly in the MSCI Emerging Markets Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                     1 YEAR        5 YEARS         02/18/98
                                                                  (INCEPTION)
Class S Return                        17.34%        (1.02)%         1.40%
MSCI Emerging Markets
Index                                 25.95%         4.62%          6.42%(3)


                                  BEST QUARTER


Quarter Ended 12/31/1999                                           31.40%


                                  WORST QUARTER


Quarter Ended 9/30/2001                                           (22.87)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations February 18, 1998, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.


(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since April 29, 2005. ING Investment Management Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2003. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


(3)  Index return is for the period beginning March 1, 1998.

MORE ON THE PORTFOLIO MANAGER

JPMorgan serves as the Portfolio Manager to the Portfolio and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Austin Forey                     Mr. Forey is a Managing Director who has been
                                 employed by JPMorgan (or one of its affiliates)
                                 since 1988.

Richard Schmidt                  Mr. Schmidt is a Managing Director who has been
                                 employed by JPMorgan (or one of its affiliates)
                                 since 1988.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital growth over the long term.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Small-cap companies are companies with market capitalization equal to those within a universe of Russell 2000(R) Index stocks. Market capitalization is the total market value of a company's shares.

The Portfolio focuses on companies that appear attractive relative to other companies in the same economic sector based on both a number of quantitative factors including valuation and improving fundamentals as well as the fundamental stock and industry insights of the sector specific research and portfolio management teams.

The Portfolio Manager then uses a disciplined, systematic portfolio construction process to overweight the stocks that are the most attractive and underweight those stocks that it believes are the least attractive while trying to minimize uncompensated risks relative to the benchmark.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the interested results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                             PORTFOLIO TURNOVER RISK

                                    REIT RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of the ADV Class shares, from year-to-year.

[CHART]

      ING JPMORGAN SMALL CAP EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003    33.75
2004    25.48

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell 2000(R) Index and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"). The Russell 2000(R) Index represents the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The S&P 600 SmallCap 600 Index is an unmanaged market-value weighted index consisting of 600 domestic stocks, representing all major industries in the small-capitalization of the U.S. stock market. The Russell 2000(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 2000(R) Index is a more appropriate index than the S&P SmallCap 600 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                     1 YEAR        05/01/02
                                                  (INCEPTION)
Class S Return                        25.48%        11.18%
Russell 2000(R) Index                 18.33%        10.99%
S&P SmallCap 600 Index                22.65%        11.01%


                                  BEST QUARTER


Quarter Ended 6/30/2003                             15.10%


                                  WORST QUARTER


Quarter Ended 9/30/2004                              0.55%


(1) ADV Class shares commenced operations August 12, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and the performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2002, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since May 1, 2002.

MORE ON THE PORTFOLIO MANAGER

JPMorgan has managed the Portfolio since its inception and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Christopher T. Blum              Mr. Blum, Vice President, is a portfolio
                                 manager in the U.S. Small Cap Equity Group. An
                                 employee since 1996, he rejoined JPMorgan in
                                 2001 and is currently responsible for managing
                                 structured small-cap core and small-cap value
                                 accounts. Prior to 2001, Mr. Blum spent two
                                 years as a research analyst responsible for the
                                 valuation and acquisition of private equity
                                 assets at Pomona Capital.

Dennis S. Ruhl                   Mr. Ruhl, Vice President, is a portfolio
                                 manager in the U.S. Small Cap Equity Group. An
                                 employee of JPMorgan since 1999, his current
                                 responsibilities include managing structured
                                 small cap core and value accounts.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization companies, while those above $5 billion are considered large-capitalization companies. Market capitalization is the total market value of a company's shares. The Portfolio Manager builds a portfolio that they believe have characteristics of undervalued securities.


Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Portfolio may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                               INTEREST RATE RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Bradford L. Frishberg            Mr. Frishberg, Managing Director, founded and
                                 leads JPMorgan's large cap Active Value
                                 strategies in the U.S. Equity group. An
                                 employee since 1996, he was previously a
                                 portfolio manager in JPMorgan's London office,
                                 then moved to JPMorgan's Tokyo office before
                                 returning to New York in 2000. Prior to that,
                                 Mr. Frishberg managed portfolios for Aetna
                                 Investment Management in Hong Kong. He holds a
                                 B.A. in business economics from Brown
                                 University and an M.A. degree in economics from
                                 Trinity College. He is also a CFA
                                 charterholder.

Alan Gutmann                     Mr. Gutmann, Vice President and a new member of
                                 the team, has worked for JPMorgan since 2003,
                                 prior to which he was a research analyst and
                                 portfolio manager at Neuberger Berman in 2002,
                                 at First Manhattan Co. in 2001, and Oppenheimer
                                 Capital from 1991-2000.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JULIUS BAER FOREIGN PORTFOLIO

PORTFOLIO MANAGER

Julius Baer Investment Management LLC ("JBIM")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stock, American depositary receipts, European depositary receipts, Global depositary receipts, convertible securities, rights, warrants, and other investment companies, including exchange traded funds.

In selecting investments for the Portfolio, the Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the U.S.

The Portfolio Manager manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Portfolio Manager chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Portfolio Manager considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as "emerging markets". It presently does not anticipate investing more than 25% of its total assets in such securities. The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as "junk bonds". The Portfolio may invest in derivatives such as futures, options, and swaps as a hedging technique or in futherance of its investment objective.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its net assets.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy, or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

         ING JULIUS BAER FOREIGN PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003    30.62
2004    17.61

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                     1 YEAR        05/01/02
                                                 (INCEPTION)
Class S Return                        17.61%         9.46%
MSCI EAFE Index                       20.70%        13.40%


                                  BEST QUARTER


Quarter Ended 6/30/2003                             19.82%


                                  WORST QUARTER


Quarter Ended 9/30/2002                            (19.86)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2002, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.


(2) Julius Baer Investment Management LLC has managed the Portfolio since September 2, 2003. J.P. Morgan Investment Management Inc. managed the Portfolio from May 1, 2002 until September 1, 2003.


MORE ON THE PORTFOLIO MANAGER


Since September 2, 2003, JBIM has served as the Portfolio Manager to the Portfolio. JBIM is a registered investment adviser wholly owned by Julius Baer Securities, which in turn is wholly owned by Julius Baer Holding AG. JBIM specializes in the management of international and global equities, fixed-income securities and alternative investments. As of December 31, 2004, JBIM managed over $24.3 billion in assets. The principal address of JBIM is 330 Madison Avenue, New York, New York 10017.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Rudolph-Riad Younes, CFA         Senior Vice President and Head of International
                                 Equity; has been with the Julius Baer
                                 organization since September 1993.

Richard Pell                     Senior Vice President and Chief Investment
                                 Officer; has been with the Julius Baer
                                 organization since January 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LEGG MASON VALUE PORTFOLIO

PORTFOLIO MANAGER

Legg Mason Funds Management, Inc. ("Legg Mason")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities, including foreign securities. The securities may be listed on a securities exchange or traded in the over-the-counter markets. The Portfolio Manager follow its value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Portfolio Manager's assessment of their intrinsic value. Intrinsic value, according to the Portfolio Manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more. It should be noted that in this description of the criteria for selecting securities the word "value" is used in its academic sense rather than in the context often seen in current industry literature of "value" and "growth." Thus the Portfolio Manager may invest in securities which some analysts consider to be "value stocks" or "growth stocks." The Portfolio Manager takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio Manager generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The Portfolio Manager may decide to sell securities given a variety of circumstances, such as when a security no longer appears to offer the potential for long-term growth of capital, when an investment opportunity arises that the manager believes is more compelling, or to realize gains or limit potential losses.

The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."


Subject to shareholder approval, the Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                               OTC INVESTMENT RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of the ADV Class shares, from year-to-year.

[CHART]

           ING LEGG MASON VALUE PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001    (9.83)
2002   (19.69)
2003    22.11
2004    13.48

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                    AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                  1 YEAR        10/02/00
                                                               (INCEPTION)
Class S Return                                     13.48%       (0.01)%
S&P 500 Index                                      10.88%       (2.38)%(3)



                                  BEST QUARTER


Quarter Ended 12/31/2004                                        14.77%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                        (15.34)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and the performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000, revised to reflect the higher expenses of the ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) Legg Mason Funds Management, Inc. has managed the Portfolio since May 3, 2004. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004.

(3)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Prior to May 3, 2004, Janus Capital Management LLC served as Portfolio Manager to the Portfolio. Since May 3, 2004, Legg Mason has served as the Portfolio Manager to the Portfolio. Founded in 1982, Legg Mason is a wholly owned subsidiary of Legg Mason, Inc. and is a specialist in the management of U.S. large-cap equities.

The principal address of Legg Mason is 100 Light St., Baltimore, MD 21202. As of December 31, 2004, Legg Mason managed over $48.8 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Mary Chris Gay                   Ms. Gay, Senior Vice President and Portfolio Manager, is
                                 responsible for the day-to-day management of the
                                 Portfolio and for implementing the investment strategies
                                 pursued by a master portfolio managed by Bill Miller,
                                 Legg Mason's Chief Investment Officer and the creator of
                                 Legg Mason's investment process. Ms. Gay implements such
                                 strategies, subject to the Portfolio's investment
                                 objectives, restrictions, cash flows, and other
                                 considerations, which may be different from those of the
                                 master portfolio.

                                 Ms. Gay has been employed by one or more subsidiaries of
                                 Legg Mason since 1989. She is currently also a Senior
                                 Vice President for Legg Mason Capital Management, Inc.
                                 and manages several domestic and international mutual
                                 funds and pooled investment vehicles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LIMITED MATURITY BOND PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.


The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

   - ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;

   - YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;

   - SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and

   - SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines at the time of investment that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.


The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities.


In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The Portfolio may also lend its securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                             PORTFOLIO TURNOVER RISK

                                    REIT RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

          ING LIMITED MATURITY BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995   11.32
1996    3.97
1997    6.29
1998    6.48
1999    0.77
2000    7.34
2001    8.45
2002    6.86
2003    2.50
2004    1.02


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. It is not possible to invest directly in the Lehman Brothers 1-3 Year Government/Credit Bond Index.

                      AVERAGE ANNUAL TOTAL RETURNS(1)



                                     1 YEAR      5 YEARS      10 YEARS
Class S Return                         1.02%        5.20%        5.46%
Lehman Brothers 1-3 Year
Government/Credit Bond Index           1.30%        5.41         5.98%


                               BEST QUARTER


Quarter Ended 9/30/2001                                          4.11%


                               WORST QUARTER


Quarter Ended 6/30/2004                                         (1.03)%



(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc. has served as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect, wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York 10169.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
James B. Kauffmann               Mr. Kauffmann has been employed by ING IM's investment
                                 management operations since 1996 and has over 18 years of
                                 investment experience.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach generally takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manger also may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

The Portfolio may also invest in:

   -  foreign securities (including in emerging or developing markets);

   -  forward foreign currency contracts, futures and options;

   -  debt securities;

   -  high-yield bonds (up to 35%) of any quality; and

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector.

When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares, from year-to-year.

[CHART]

            ING MARSICO GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999     77.52
2000    (22.25)
2001    (30.48)
2002    (29.83)
2003     32.25
2004     12.17

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                          1 YEAR                5 YEARS               10 YEARS
                                                           (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
ADV CLASS RETURN                           12.17%                11.87%                  N/A
S&P 500 Index                              10.88%                10.88%(3)               N/A

CLASS S RETURN                             12.10%               (10.89)%               (1.38)%
S&P 500 Index                              10.88%                (2.30)%                2.11%(3)


                                  BEST QUARTER


Quarter Ended 12/31/1999                                             41.20%


                                  WORST QUARTER


Quarter Ended 3/31/2001                                             (24.29)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for ADV Class shares of the Portfolio, which commenced operations on December 31, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations August 14, 1998, revised to reflect the higher expenses of ADV Class shares. The performance table above reflects the returns for both ADV Class and Class S shares; the Class S shares are also revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) Marsico Capital Management, LLC has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.


(3) Index return for ADV Class shares is for the period beginning January 1, 2004. Index return for Class S shares is for the period beginning August 1, 1998.


MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Thomas F. Marsico                Mr. Marsico is the Chief Investment Officer of Marsico
                                 and manages the investment program of the Portfolio. Mr.
                                 Marsico founded Marsico in 1997, and has over 21 years of
                                 experience as a securities analyst and a portfolio
                                 manager.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world.


The Portfolio normally invests in issuers from at least three different countries not including the United States and generally maintains a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest without limit in foreign investments. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential.

Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and foreign currency contracts.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities and up to 5% of its total assets in high-yield bonds and mortgage and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business.

The Portfolio may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes.

In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                               SMALL COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
James G. Gendelman               Portfolio Manager

                                 Mr. Gendelman has been associated with Marsico as a
                                 Portfolio Manager and Senior Analyst since 2000. Prior to
                                 joining Marsico, Mr. Gendelman spent 13 years as a Vice
                                 President of International Sales for Goldman, Sachs & Co.
                                 He holds a bachelor's degree in Accounting from Michigan
                                 State University and a MBA in Finance from the University
                                 of Chicago. Mr. Gendelman was a certified public
                                 accountant for Ernst & Young from 1983 to 1985.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(R) Growth Index at the time of the Portfolio's investment. The Russell MidCap(R) Growth Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000(R) Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap(R) Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 31, 2004, the top of the Russell MidCap(R) Growth Index was approximately $33.84 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

The Portfolio may invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts and forward foreign currency contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest in options on securities, stock indexes and futures contracts.

The Portfolio may also invest in debt securities and up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

           ING MFS MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999     78.47
2000      7.80
2001    (23.89)
2002    (48.99)
2003     38.65
2004     14.67

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell Midcap Growth(R) Index. The Russell Midcap Growth(R) Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap Growth(R) Index.

                      AVERAGE ANNUAL TOTAL RETURNS(1)



                                    1 YEAR       5 YEARS        8/14/98
                                                              (INCEPTION)
Class S Return                       14.67%        (7.84)%        5.19%
Russell Midcap Growth(R) Index       15.48%        (3.36)%        5.43%(2)


                                  BEST QUARTER


Quarter Ended 12/31/1999                                        41.18%


                                  WORST QUARTER


Quarter Ended 6/30/2002                                        (35.90)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.


(2)  Index return is for the period beginning August 1, 1998.


MORE ON THE PORTFOLIO MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
David E. Sette-Ducati            Mr. Sette-Ducati, portfolio manager, is a MFS Senior Vice
                                 President and has been employed in the MFS investment
                                 management area since 2000.

Eric B. Fischman                 Mr. Fischman, portfolio manager, has been employed in the
                                 MFS investment management area since 2002. Prior to
                                 joining MFS, Mr. Fischman spent two years as an Equity
                                 Research Analyst for State Street Research and spent one
                                 year as an Equity Research Analyst intern for Dreyfus
                                 Corporation.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a "balanced fund," and invests in a combination of equity and fixed-income securities. Under normal market conditions, the Portfolio invests:

   - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and

   - at least 25%, but not more than 60%, of its net assets in non-convertible fixed-income securities.

The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.

EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

   -  a decline in the market;

   -  poor economic conditions;

   - developments that have affected or may affect the issuer of the securities or the issuer's industry; and

   -  the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -  a fixed-income stream; and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED-INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

   - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities;

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

   - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

   - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed-income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                                   SECTOR RISK
                           UNDERVALUED SECURITIES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares, from year-to-year.

[CHART]

            ING MFS TOTAL RETURN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999     3.02
2000    16.12
2001     0.14
2002    (5.42)
2003    16.36
2004    10.83

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the 60% S&P 500/40% LBAB Index ("Composite Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The LBAB Index and the Composite Index are included to provide additional comparison information. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                         1 YEAR                 5 YEARS               10 YEARS
                                                          (OR LIFE OF CLASS)     (OR LIFE OF CLASS)
ADV CLASS RETURN                          10.83%                13.19%                  N/A
S&P 500 Index                             10.88%                10.88%(2)               N/A
LBAB Index                                 4.34%                 4.34%(2)               N/A
Composite Index                            8.30%                 8.30%(2)               N/A

CLASS S RETURN                            10.72%                 7.23%                 7.27%
S&P 500 Index                             10.88%                (2.30)%                2.74%(2)
LBAB Index                                 4.34%                 7.71%                 6.53%(2)
Composite Index                            8.30%                 1.98%                 4.67%(2)


                                  BEST QUARTER


Quarter Ended 6/30/2003                                         10.66%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                         (8.42)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for ADV Class shares of the Portfolio, which commenced operations on December 16, 2003. The bar chart figures shown for prior years provide performance for Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of ADV Class shares. The performance table above reflects the returns for both ADV Class and Class S shares; the Class S returns are also revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similiar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class have different expenses.

(2) Index returns for ADV Class shares are for the period beginning January 1, 2004. Index returns for Class S shares are for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Brooks Taylor                    Mr. Taylor, Senior Vice President, portfolio manager, and
                                 leader of the team, has been employed in the MFS
                                 investment management area since 1996.

Kenneth J. Enright               Mr. Enright, Senior Vice President and portfolio manager,
                                 has been employed in the MFS investment management area
                                 since 1986.

Steven R. Gorham                 Mr. Gorham, Senior Vice President and portfolio manager,
                                 has been employed in the MFS investment management area
                                 since 1992.

Michael W. Roberge               Mr. Roberge, Senior Vice President and portfolio manager,
                                 has been employed in the MFS investment management area
                                 since 1996.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
William J. Adams                 Mr. Adams, Vice President and portfolio manager, has been
                                 employed in the MFS investment management area since
                                 1997.

William P. Douglas               Mr. Douglas, Vice President and portfolio manager, has
                                 been employed in the MFS investment management area since
                                 2004 and has over 14 years of investment experience.
                                 Prior to 2004, Mr. Douglas spent 10 years as Vice
                                 President and Senior Mortgage Analyst for Wellington
                                 Management Company, LLP.

Alan T. Langsner                 Mr. Langsner, Vice President and portfolio manager, has
                                 been employed in the MFS investment management area since
                                 1999.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS UTILITIES PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign (including emerging markets) companies in the utilities industry. The Portfolio will provide shareholders with at least 60 days' notice of any change in this investment policy. The Portfolio Manager considers a company to be in the utilities industry if, at the time of investment, the Portfolio Manager determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the Portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry are considered to include:


   - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

   - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

EQUITY INVESTMENTS. The Portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio Manager uses a bottom-up, as opposed to top-down, investment style. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager. In performing this analysis and selecting securities for the Portfolio, the Portfolio Manager places a particular emphasis on each of the following factors:

   -  the current regulatory environment;

   -  the strength of the company's management team; and

   - the company's growth prospects and valuation relative to its long-term potential.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

FIXED-INCOME INVESTMENTS. The Portfolio may invest in the following fixed-income securities: corporate bonds, mortgage-backed and asset-backed securities, U.S. government securities, and high-yield bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the Portfolio Manager's fixed-income oriented funds (including the fixed-income portion of the Portfolio) as a tool in making or adjusting the Portfolio's asset allocations to these various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities (including emerging markets securities) such as:

   -  equity securities of foreign companies in the utilities industry;

   -  fixed-income securities of foreign companies in the utilities industry;
      and

   -  fixed-income securities issued by foreign governments.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH YIELD BOND RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                               OTC INVESTMENT RISK
                                   SECTOR RISK
                             UTILITIES INDUSTRY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Maura A. Shaughnessy             Ms. Shaughnessy is a Senior Vice President and Portfolio
                                 Manager. Ms. Shaughnessy has been employed in the
                                 investment management area of MFS since 1991.

Robert D. Persons, CFA           Mr. Persons is a Vice President and Portfolio Manager. He
                                 joined MFS in 2000 and serves as an Investment Grade
                                 Fixed-Income Research Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING OPPENHEIMER MAIN STREET PORTFOLIO(R)

PORTFOLIO MANAGER

OppenheimerFunds, Inc. ("OppenheimerFunds")

INVESTMENT OBJECTIVE

Long-term growth of capital and future income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Portfolio, the portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities, and individual judgment. It should be stressed that the investment process is quantitative in nature and that fundamental and judgmental elements serve to support the quantitative models. While this process and inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

   - MULTI-FACTOR QUANTITATIVE MODELS: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid or large), industries, and value or growth styles. A group of "bottom-up" models help to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

   - FUNDAMENTAL RESEARCH: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

   - JUDGMENT: The Portfolio is then continuously rebalanced by the portfolio managers, using the tools described above.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

      ING OPPENHEIMER MAIN STREET PORTFOLIO(R) - ANNUAL TOTAL RETURNS(1)(2)

1999     23.81
2000     (4.88)
2001    (21.74)
2002    (25.14)
2003     24.13
2004     12.48

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                    1 YEAR       5 YEARS        08/14/98
                                                               (INCEPTION)
Class S Return                       12.48%        (4.90)%        1.54%
S&P 500 Index                        10.88%         2.30%         2.74%(3)


                                  BEST QUARTER


Quarter Ended 12/31/1999                                        21.61%


                                  WORST QUARTER


Quarter Ended 9/30/2001                                        (19.65)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) OppenheimerFunds, Inc. has managed the Portfolio since November 8, 2004. Massachusetts Financial Services Company managed the Portfolio from August 10, 1998 through November 7, 2004.

(3)  Index return is for the period beginning August 1, 1998.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


OppenheimerFunds, Portfolio Manager to the Portfolio, has been an investment advisor since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street - 11th Floor, New York, New York 10281-1008. The Portfolio Manager and its subsidiaries and controlled affiliates managed over $170 billion in assets as of December 31, 2004 including other Oppenheimer funds, with more than 7 million shareholder accounts.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Nikolaos D. Monoyios, CFA        Mr. Monoyios, a Certified Financial Analyst, is a Senior
                                 Vice President of OppenheimerFunds since October 2003 and
                                 is formerly Vice President of OppenheimerFunds from April
                                 1998 through September 2003. He is an Officer of 12
                                 portfolios in the OppenheimerFunds complex and has been a
                                 manager of the Portfolio since inception.

Marc Reinganum                   Dr. Reinganum is a Vice President of OppenheimerFunds
                                 since September 2002 and is the Director of Quantitative
                                 Research and Portfolio Strategist for Equities. He is
                                 formerly the Mary Jo Vaughn Rauscher Chair in Financial
                                 Investments at Southern Methodist University since 1995.
                                 At Southern Methodist University, he also served as the
                                 Director of the Finance Institute, Chairman of the
                                 Finance Department, President of the Faculty at the Cox
                                 School of Business and member of the Board of Trustee
                                 Investment Committee. He is an Officer of 8 portfolios in
                                 the OppenheimerFunds complex and has been manager of the
                                 Portfolio since inception.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO CORE BOND PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within three- to six- year time frame based on the Portfolio Manager's forecast for interest rates.


The instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible, securities, preferred stock, corporate commercial paper, Yankees and Euros; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities; event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; money market instruments; collateralized debt securities; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.


The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B at the time of investment or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities, and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to non-U.S. dollar-denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging markets") economies.

The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

           ING PIMCO CORE BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999    (8.94)
2000     0.60
2001     2.11
2002     8.32
2003     4.48
2004     4.39

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to those of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index"). The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. It is not possible to invest directly in the LBAB Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                    1 YEAR       5 YEARS        8/14/98
                                                              (INCEPTION)
Class S Return                       4.39%         3.96%         2.81%
LBAB Index                           4.34%         7.71%         6.53%(3)


                                  BEST QUARTER


Quarter Ended 9/30/2001                                          5.69%


                                  WORST QUARTER


Quarter Ended 3/31/1999                                         (5.09)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) Pacific Investment Management Company LLC has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 a different portfolio manager managed the Portfolio, and the Portfolio's strategy to invest in bonds of global issuers was different.

(3)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.


PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.


The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Pasi Hamalainen                  Mr. Hamalainen, Managing Director, generalist portfolio
                                 manager, member of PIMCO's investment committee and head
                                 of risk oversight, joined PIMCO in 1994. He is
                                 responsible for the day-to-day management of the
                                 Portfolio's assets. He has 11 years of investment
                                 experience and holds a bachelor's degree in both
                                 electrical engineering and finance from the University of
                                 Pennsylvania and a master's degree in finance from The
                                 Wharton School at the University of Pennsylvania.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO HIGH YIELD PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Rating Service, or Fitch, or if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The remainder of the Portfolio's assets may be invested in investment grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 20% of its total assets in non-US dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to non-U.S. dollar denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging markets") economies.

Consistent with its investment strategy and policies, the Portfolio may invest in fixed-income instruments which include, but are not limited to: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities; preferred stock; corporate commercial paper; "Yankee" dollars and "Euro" securities; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits, and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and obligations of international agencies or supranational entities; money market instruments; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.

The Portfolio may invest in derivatives, and its net exposure to derivative securities may be equal to up to 100% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortage-or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's ADV Class shares had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Raymond G. Kennedy               Mr. Kennedy is a Managing Director, portfolio manager,
                                 and senior member of PIMCO's investment strategy group.
                                 He manages High Yield funds and oversees bank loan
                                 trading and collateralized debt obligations. Mr. Kennedy
                                 joined the firm in 1996 and has 17 years of investment
                                 management experience. He holds a bachelor's degree from
                                 Stanford University and a Masters of Business
                                 Administration from the Anderson Graduate School of
                                 Management at the University of California, Los Angeles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER FUND PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities believed by the Portfolio Manager to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Portfolio Manager also considers a security's potential to provide a reasonable amount of income. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

   -  Favorable expected returns relative to perceived risk;

   -  Above average potential for earnings and revenue growth;

   - Low market valuations relative to earnings forecast, book value, cash flow and sales; and

   - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $43 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
John A. Carey                    Mr. Carey, portfolio manager, Director of Portfolio
                                 Management, and an Executive Vice President, is
                                 responsible for the day-to-day management of the
                                 Portfolio. Mr. Carey joined Pioneer as an analyst in
                                 1979.

Walter Hunnewell, Jr.            Mr. Hunnewell, assistant portfolio manager and Vice
                                 President, is also responsible for the day-to-day
                                 management of the Portfolio. He joined Pioneer in August
                                 2001 and has been an investment professional since 1985.
                                 Prior to joining Pioneer, he was an independent
                                 investment manager and a fiduciary pf private asset
                                 portfolios from 2000 to 2001.



Messrs. Carey and Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the Portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the Portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

   -  Favorable expected returns relative to perceived risk;

   -  Management with demonstrated ability and commitment to the company;

   - Low market valuations relative to earnings forecast, book value, cash flow and sales;

   - Turnaround potential for companies that have been through difficult periods;

   - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and

   - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided..


MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $43 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
J. Rodman Wright                 Mr. Wright, portfolio manager and Senior Vice President,
                                 joined Pioneer in 1994 as an analyst and has been an
                                 investment professional since 1988.

Sean Gavin                       Mr. Gavin, assistant portfolio manager and Vice
                                 President, joined Pioneer in 2002 as an assistant
                                 portfolio manager. Prior to joining Pioneer, Mr. Gavin
                                 was employed as an analyst at Boston Partners from 2000
                                 to 2002 and at Delphi Management from 1998 to 2000.



Messrs. Wright and Gavin are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Other charges may apply at the separate account level. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                ADV CLASS SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                              DISTRIBUTION                                TOTAL          WAIVERS,      TOTAL NET
                                  MANAGEMENT    (12b-1)     SHAREHOLDER      OTHER      OPERATING     REIMBURSEMENTS   OPERATING
                                     FEE         FEE(2)     SERVICE FEE   EXPENSES(3)   EXPENSES    AND RECOUPMENTS(2) EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital
  Appreciation Portfolio             0.66%        0.50%        0.25%        0.01%         1.42%          (0.15)%         1.27%(4)
ING Evergreen Health Sciences
  Portfolio                          0.75%        0.50%        0.25%        0.00%         1.50%          (0.15)%         1.35%
ING Evergreen Omega Portfolio        0.60%        0.50%        0.25%        0.00%         1.35%          (0.15)%         1.20%
ING International Portfolio          1.00%        0.50%        0.25%        0.01%         1.76%          (0.15)%         1.61%
ING Janus Contrarian Portfolio       0.80%        0.50%        0.25%        0.01%         1.56%          (0.15)%         1.41%(4)
ING JPMorgan Emerging Markets
  Equity Portfolio                   1.25%        0.50%        0.25%        0.02%         2.02%          (0.15)%         1.87%
ING JPMorgan Small Cap Equity
  Portfolio                          0.90%        0.50%        0.25%          --          1.65%          (0.18)%(5)      1.47%(4)
ING JPMorgan Value Opportunities
  Portfolio                          0.40%        0.50%        0.25%        0.15%(6)(7)   1.30%          (0.17)%(8)      1.13%
ING Julius Baer Foreign Portfolio    0.96%        0.50%        0.25%        0.00%         1.71%          (0.15)%         1.56%
ING Legg Mason Value Portfolio       0.80%        0.50%        0.25%        0.01%         1.56%          (0.15)%         1.41%(4)
ING Limited Maturity Bond
  Portfolio                          0.28%        0.50%        0.25%          --          1.03%          (0.15)%         0.88%
ING Marsico Growth Portfolio         0.77%        0.50%        0.25%        0.01%         1.53%          (0.15)%         1.38%(4)
ING Marsico International
  Opportunities Portfolio            0.54%        0.50%        0.25%        0.17%(6)(7)   1.46%          (0.18)%(8)      1.28%
ING MFS Mid Cap Growth Portfolio     0.64%        0.50%        0.25%        0.00%         1.39%          (0.15)%         1.24%(4)(9)
ING MFS Total Return Portfolio       0.64%        0.50%        0.25%        0.00%         1.39%          (0.15)%         1.24%(4)
ING MFS Utilities Portfolio          0.60%        0.50%        0.25%        0.15%(6)(7)   1.50%          (0.15)%(8)      1.35%
ING Oppenheimer Main Street
  Portfolio(R)                       0.64%        0.50%        0.25%        0.00%         1.39%          (0.15)%         1.24%(4)
ING PIMCO Core Bond Portfolio        0.60%        0.50%        0.25%        0.01%         1.36%          (0.15)%         1.21%
ING PIMCO High Yield Portfolio       0.49%        0.50%        0.25%        0.00%         1.24%          (0.15)%         1.09%
ING Pioneer Fund Portfolio           0.75%        0.50%        0.25%        0.01%(7)      1.51%          (0.15)%         1.36%
ING Pioneer Mid Cap Value
  Portfolio                          0.75%        0.50%        0.25%        0.01%(7)      1.51%          (0.15)%         1.36%



(1) This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. Because the ADV Class shares for ING Eagle Asset Capital Appreciation, ING Evergreen Health Sciences, ING Evergreen Omega, ING Global Resources, ING International, ING Janus Contrarian, ING JPMorgan Emerging Markets Equity, ING JPMorgan Small Cap Equity, ING Julius Baer Foreign, ING Legg Mason Value, ING Limited Maturity Bond, ING MFS Mid Cap Growth, ING
    Oppenheimer Main Street, ING PIMCO Core Bond, and ING PIMCO High Yield Portfolios had not commenced operations as of December 31, 2004, expenses are based on the Portfolios' actual operating expenses for Class S shares, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc., as Adviser to each Portfolio, has agreed. Operating expenses for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated as they had not commenced operations as of December 31, 2004. For all other Portfolios, estimated operating expenses are based on each Portfolio's actual operating expenses for ADV Class shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. as Adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Effective March 1, 2004, the management fee structure for ING JPMorgan Emerging Markets Equity Portfolio was revised.

(2) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for ADV Class shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

(3) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios) and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Service and Distribution Plan for the ADV Class shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


(4) A portion of the brokerage commissions that ING Eagle Asset Capital Appreciation, ING Janus Contrarian, ING JPMorgan Small Cap Equity, ING Legg Mason Value, ING Marsico Growth, ING MFS Mid Cap Growth, ING MFS Total Return and ING Oppenheimer Main Street Portfolios pay is used to reduce each Portfolio's expenses. Including those reductions and the ING MFS Voluntary Management fee waiver, the "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2004 would have been 1.26%, 1.40%, 1.49, 1.41%, 1.35%, 1.24%, 1.23%, and 1.22%, respectively. This arrangement may be discontinued at any time.
(5) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING JPMorgan Small Cap Equity Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver for this portfolio would equal 0.03%. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.
(6) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC. may receive an annual administration fee equal to 0.10% of average daily net assets for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios.

(7) "Other Expenses" for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated because they did not have a full calendar year of operations as of December 31, 2004 (the Portfolios' fiscal year end).

(8) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios, under which it will limit expenses of those Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." This amount also includes the 0.15% distribution (12b-1) fee waiver which footnote 2 explains in more detail. The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

(9) Directed Services, Inc. ("DSI") has voluntarily agreed to waive a portion of its management fee for the ING MFS Mid Cap Growth Portfolio. Including this waiver, the "Total Net Operating Expenses" for the Portfolio for the year ended December 31, 2004, would have been 1.22%. This arrangement may be discontinued by DSI at any time.

EXAMPLE. This Example is intended to help you compare the cost of investing in the ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the ADV Class shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 YEAR      3 YEARS    5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation Portfolio                  $  129      $  435    $    762     $  1,689
ING Evergreen Health Sciences Portfolio                         $  137      $  459    $    804     $  1,778
ING Evergreen Omega Portfolio                                   $  122      $  413    $    725     $  1,611
ING International Portfolio                                     $  164      $  540    $    940     $  2,061
ING Janus Contrarian Portfolio                                  $  144      $  478    $    836     $  1,844
ING JPMorgan Emerging Markets Portfolio Equity                  $  190      $  619    $  1,074     $  2,336
ING JPMorgan Small Cap Equity Portfolio                         $  150      $  503    $    880     $  1,939
ING JPMorgan Value Opportunities Portfolio                      $  115      $  395    $    697     $  1,553
ING Julius Baer Foreign Portfolio                               $  159      $  524    $    914     $  2,007
ING Legg Mason Value Portfolio                                  $  144      $  478    $    836     $  1,844
ING Limited Maturity Bond Portfolio                             $   90      $  313    $    554     $  1,246
ING Marsico Growth Portfolio                                    $  140      $  469    $    820     $  1,811
ING Marsico International Opportunities Portfolio               $  130      $  444    $    780     $  1,731
ING MFS Mid Cap Growth Portfolio                                $  126      $  425    $    746     $  1,656
ING MFS Total Return Portfolio                                  $  126      $  425    $    746     $  1,656
ING MFS Utilities Portfolio                                     $  137      $  459    $    804     $  1,778
ING Oppenheimer Main Street Portfolio                           $  126      $  425    $    746     $  1,656
ING PIMCO Core Bond Portfolio                                   $  123      $  416    $    730     $  1,622
ING PIMCO High Yield Portfolio                                  $  111      $  379    $    667     $  1,487
ING Pioneer Fund Portfolio                                      $  138      $  462    $    810     $  1,789
ING Pioneer Mid Cap Value Portfolio                             $  138      $  462    $    810     $  1,789


The Example table numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A Portfolio may allocate its investments between equity and fixed-income securities, and among various segments of the fixed-income markets, based upon judgments made by a Portfolio Manager. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a Portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Portfolio Manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.


DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"). This means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INVESTMENT BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's assets.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a Portfolio's fixed-income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

SECTOR RISK. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

SPECIAL SITUATIONS RISK. A "special situation" arises when, in a Portfolio Manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

UTILITIES INDUSTRY RISK. The Portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in increasing revenues or obtaining adequate returns on invested capital, even if frequent rate increases require approval by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. There are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the Portfolio than on a fund with a more broadly diversified portfolio.


VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATION

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS


A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, and debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Evergreen Health Sciences and ING Evergreen Omega Portfolios may invest up to 100%, for temporary defensive purposes, in high quality money market instruments. ING Legg Mason Value Portfolio may invest without limit, for temporary defensive purposes, in investment grade, short-term debt instruments, including government, corporate and money market securities. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.


ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.


The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios. The administrative services performed by ING Funds Services on behalf of DSI and ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into ADV Class, Institutional Class, Service Class, and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV Class shares are offered by this Prospectus. ADV Class shares are not subject to any sales loads.

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN


The Trust has entered into a Shareholder Service and Distribution Plan ("Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including DSI) and other financial intermediaries and plan administrators ("financial service firms"). The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% shareholder service fee and at 0.50% distribution fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.

HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


SERVICES BY FINANCIAL SERVICE FIRMS

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Qualified Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms also may perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge Qualified Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Qualified Plans may charge plan participants for certain expenses. A firm or a Qualified Plan may be paid for its services directly by the Portfolios or DSI. These fees and additional amounts could reduce an investment return in ADV Class shares of the Portfolios. Financial service firms and Qualified Plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS


Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if the Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between variable annuity

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are indirectly subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and as a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.


DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Portfolio Manager with a non-affiliated portfolio manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                                  FEE PAID TO DSI DURING 2004
                                                                (AS A PERCENTAGE OF AVERAGE NET
   PORTFOLIO                                                              ASSETS)(1)
   --------------------------------------------------------------------------------------------
   ING Eagle Asset Capital Appreciation Portfolio                            0.66%
   ING Evergreen Health Sciences Portfolio                                   0.75%
   ING Evergreen Omega Portfolio                                             0.60%
   ING International Portfolio                                               1.00%
   ING Janus Contrarian Portfolio                                            0.80%
   ING JPMorgan Emerging Markets Equity Portfolio                            1.25%
   ING JPMorgan Small Cap Equity Portfolio                                   0.90%
   ING Julius Baer Foreign Portfolio                                         0.96%
   ING Legg Mason Value Portfolio                                            0.80%
   ING Limited Maturity Bond Portfolio                                       0.28%
   ING Marsico Growth Portfolio(2)                                           0.77%
   ING MFS Mid Cap Growth Portfolio(3)                                       0.64%
   ING MFS Total Return Portfolio                                            0.64%
   ING Oppenheimer Main Street Portfolio(R)                                  0.64%
   ING PIMCO Core Bond Portfolio                                             0.60%
   ING PIMCO High Yield Portfolio                                            0.49%


(1) Directed Services, Inc. pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

(2) Directed Services, Inc. voluntarily waived 0.05% of its management fee for ING Marsico Growth Portfolio for assets in excess of $1.3 billion through December 31, 2004.


(3) For the year ended December 31, 2004, Directed Services, Inc. voluntarily waived a portion of its management fee for ING MFS Mid Cap Growth Portfolio in an amount equal to 0.01%.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current
NAV of the registered investment company in which the Portfolio invests.


Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

   - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;


   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended;

   - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

   -  Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contact holder or Qualified Plan participant is received in proper form.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


The Portfolios distribute their net investment income, if any, on their outstanding shares annually, except that investment income of ING PIMCO High Yield Portfolio are declared as dividends daily and paid monthly and the investment income of ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance

--------------------------------------------------------------------------------
                       TAXES AND DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------


company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.


The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Code. As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each of the Portfolio's ADV Class shares' financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2004 and 2003, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request. For all periods ended prior to December 31, 2003, the financial information was audited by another independent registered public accounting firm.

Because the ADV Class shares of ING Eagle Asset Capital Appreciation, ING International, ING Janus Contrarian, ING JPMorgan Emerging Markets Equity, ING Julius Baer Foreign, ING Legg Mason Value, ING Limited Maturity Bond, ING MFS Mid Cap Growth, ING Oppenheimer Main Street, and ING PIMCO Core Bond Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end) audited financial highlights are presented for Service Class ("Class S") shares of these Portfolios. Because ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are not available. Because the ADV Class shares for ING Evergreen Health Sciences, ING Evergreen Omega, and ING PIMCO High Yield Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are not available.

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO



                                                                                        CLASS S
                                                          --------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                              2004          2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                      $      16.00         12.80         15.55         16.61         15.52
  Income (loss) from investment operations:
  Net investment income                                   $       0.21          0.15          0.13          0.12          0.13
  Net realized and unrealized gain (loss) on investments  $       2.17          3.08         (2.78)        (0.86)         1.22
  Total from investment operations                        $       2.38          3.23         (2.65)        (0.74)         1.35
  Less distributions from:
  Net investment income                                   $       0.16          0.03          0.10          0.11          0.19
  Net realized gain on investments                        $         --            --            --          0.21          0.02
  Return of capital                                       $         --            --            --            --          0.05
  Total distributions                                     $       0.16          0.03          0.10          0.32          0.26
  Net asset value, end of year                            $      18.22         16.00         12.80         15.55         16.61
  TOTAL RETURN(2)                                         %      14.88         25.26        (17.05)        (4.43)         8.77

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $    229,065       217,037       177,515       204,675       186,345
  Ratios to average net assets:
  Net expenses after brokerage commission recapture       %       0.91          0.94          0.94          0.95          0.95
  Gross expenses prior to brokerage commission recapture  %       0.92          0.94          0.95          0.95          0.95
  Net investment income                                   %       1.16          1.10          0.90          0.76          0.92
  Portfolio turnover rate                                 %        125            43            41            61            84



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING INTERNATIONAL PORTFOLIO



                                                                                 CLASS S
                                                          ------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                        DECEMBER 31,                DECEMBER 17,
                                                          ----------------------------------------   2001(1) TO
                                                              2004          2003         2002(2)        2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                    $       8.88          6.89          8.29          8.26
  Income (loss) from investment operations:
  Net investment income (loss)                            $       0.12          0.09          0.06         (0.00)*
  Net realized and unrealized gain (loss) on investments
  and foreign currencies                                  $       1.36          1.92         (1.40)         0.03
  Total from investment operations                        $       1.48          2.01         (1.34)         0.03
  Less distributions from:
  Net investment income                                   $       0.09          0.02          0.04            --
  Net realized gain on investments                        $         --            --          0.02            --
  Total distributions                                     $       0.09          0.02          0.06            --
  Net asset value, end of period                          $      10.27          8.88          6.89          8.29
  TOTAL RETURN(3)                                         %      16.71         29.17        (16.15)         0.36

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $    201,115       184,662       139,789       171,577
  Ratios to average net assets:
  Expenses(4)                                             %       1.26          1.26          1.26          1.25
  Net investment income (loss)(4)                         %       1.19          1.19          0.69         (0.15)
  Portfolio turnover rate                                 %         87           116           115            99



(1) Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.
*   Amount is less than $0.01.

ING JANUS SPECIAL EQUITY PORTFOLIO



                                                                                         CLASS S
                                                          ----------------------------------------------------------------------
                                                                                                                     OCTOBER 2,
                                                                          YEAR ENDED DECEMBER 31,                    2000(1) TO
                                                          ------------------------------------------------------    DECEMBER 31,
                                                              2004          2003         2002(2)        2001           2000(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                    $       9.40          6.25          8.44          8.91           10.00
  Income (loss) from investment operations:
  Net investment income (loss)                            $       0.01         (0.03)        (0.03)         0.00(5)         0.04
  Net realized and unrealized gain (loss) on investments
  and foreign currencies                                  $       1.60          3.18         (2.16)        (0.45)          (1.12)
  Total from investment operations                        $       1.61          3.15         (2.19)        (0.45)          (1.08)
  Less distributions from:
  Net investment income                                   $         --            --            --          0.02            0.01
  Net realized gain on investments                        $         --            --            --            --            0.00*
  Total distributions                                     $         --            --            --          0.02            0.01
  Net asset value, end of period                          $      11.01          9.40          6.25          8.44            8.91
  TOTAL RETURN(3)                                         %      17.13         50.40        (25.95)        (5.03)         (10.80)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $     65,770        53,873        21,815        26,151           8,125
  Ratios to average net assets:
  Net expenses after brokerage commission recapture(4)    %       1.05          1.08          1.07          1.11            1.10
  Gross expenses prior to brokerage commission
  recapture(4)                                            %       1.06          1.11          1.11          1.11            1.10
  Net investment income (loss)(4)                         %       0.14         (0.50)        (0.42)         0.25            1.92
  Portfolio turnover rate                                 %         33            43            54            95              12



(1) Commencement of operations.
(2) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.
*   Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO



                                                                                        CLASS S
                                                          --------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                             2004(1)        2003         2002(2)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                      $       9.28          6.34          7.10          7.59         11.56
  Income (loss) from investment operations:
  Net investment income (loss)                            $       0.05          0.06          0.02          0.09         (0.05)
  Net realized and unrealized gain (loss) on investments
  and foreign currencies                                  $       1.60          2.90         (0.78)        (0.49)        (3.86)
  Total from investment operations                        $       1.65          2.96         (0.76)        (0.40)        (3.91)
  Less distributions from:
  Net investment income                                   $       0.04          0.02            --          0.08            --
  Net realized gain on investments                        $         --            --            --          0.01          0.06
  Total distributions                                     $       0.04          0.02            --          0.09          0.06
  Net asset value, end of year                            $      10.89          9.28          6.34          7.10          7.59
  TOTAL RETURN(3)                                         %      17.76         46.62        (10.70)        (5.25)       (33.79)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $    156,615       113,494        62,732        74,797        60,541
  Ratios to average net assets:
  Expenses                                                %       1.54          1.77          1.76          1.76          1.75
  Net investment income (loss)                            %       0.62          1.06          0.25          1.27         (0.39)
  Portfolio turnover rate                                 %        166            95           166           180           130



(1) Since March 1, 2004, ING Investment Management Advisors B.V. has served as Portfolio Manager for the ING Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.


ING JPMORGAN SMALL CAP EQUITY PORTFOLIO


                                                                                   ADV CLASS
                                                                                  ------------
                                                                                   AUGUST 12,
                                                                                  2004(1) TO
                                                                                  DECEMBER 31,
                                                                                      2004
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                                            $      10.76
  Income (loss) from investment operations:
  Net investment loss                                                             $      (0.02)
  Net realized and unrealized gain on investments                                 $       2.61
  Total from investment operations                                                $       2.59
  Less distributions from:
  Net realized gains on investments                                               $       0.01
  Total distributions                                                             $       0.01
  Net asset value, end of period                                                  $      13.34
  TOTAL RETURN(2)                                                                 %      24.11

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                            $        260
  Ratio to average net assets:
  Net expenses after brokerage commission recapture                               %       1.49
  Gross expenses prior to brokerage commission recapture                          %       1.49
  Net investment loss(3)                                                          %      (0.38)
  Portfolio turnover rate                                                         %        147



(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING JULIUS BAER FOREIGN PORTFOLIO



                                                                                                  CLASS S
                                                                                  ----------------------------------------
                                                                                          YEAR ENDED             MAY 1,
                                                                                         DECEMBER 31,          2002(2) TO
                                                                                  --------------------------  DECEMBER 31,
                                                                                      2004         2003(1)      2002(3)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                                            $      10.42          8.28         10.00
  Income (loss) from investment operations:
  Net investment income (loss)                                                    $       0.05          0.04          0.04
  Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                          $       1.83          2.52         (1.74)
  Total from investment operations                                                $       1.88          2.56         (1.70)
  Less distributions from:
  Net investment income                                                           $       0.01           .07          0.02
  Net realized gain on investments                                                $       0.07          0.35            --
  Total distributions                                                             $       0.08          0.42          0.02
  Net asset value, end of period                                                  $      12.22         10.42          8.28
  TOTAL RETURN(4)                                                                 %      18.03         31.06        (16.97)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                               $    379,495        37,205         9,147
  Ratios to average net assets:
  Expenses(5)                                                                     %       1.21          1.25          1.25
  Net investment income (loss)(5)                                                 %       0.39          0.69          0.57
  Portfolio turnover rate                                                         %        104           183            23



(1) Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(2) Commencement of operations.
(3) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(5) Annualized for periods less than one year.

ING LEGG MASON VALUE PORTFOLIO



                                                                                        CLASS S
                                                          ---------------------------------------------------------------------
                                                                                                                    OCTOBER 2,
                                                                          YEAR ENDED DECEMBER 31,                   2000(1) TO
                                                          ------------------------------------------------------   DECEMBER 31,
                                                              2004          2003         2002(2)        2001          2000(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                    $       8.82          7.20          8.97          9.97          10.00
  Income (loss) from investment operations:
  Net investment income                                   $      (0.01)         0.02          0.04          0.02           0.07
  Net realized and unrealized gain (loss) on investments
  and foreign currencies                                  $       1.23          1.60         (1.78)        (0.97)         (0.09)
  Total from investment operations                        $       1.22          1.62         (1.74)        (0.95)         (0.02)
  Less distributions from:
  Net investment income                                   $       0.01          0.00*         0.03          0.05           0.01
  Total distributions                                     $       0.01          0.00*         0.03          0.05           0.01
  Net asset value, end of period                          $      10.03          8.82          7.20          8.97           9.97
  TOTAL RETURN(3)                                         %      13.87         22.53        (19.41)        (9.51)         (0.21)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $    324,740       223,701       130,480        93,222         15,231
  Ratios to average net assets:
  Net expenses after brokerage commission recapture(4)    %       1.06          1.09          1.08          1.11           1.10
  Gross expenses prior to brokerage commission
  recapture(4)                                            %       1.06          1.10          1.11          1.11           1.10
  Ratio of net investment income (loss) to average net
  assets(4)                                               %      (0.07)         0.32          0.49          0.93           2.63
  Portfolio turnover rate                                 %         95            38            50            42              5



(1) Class A commenced operations on September 9, 2002.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.
*   Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING LIMITED MATURITY BOND PORTFOLIO



                                                                                        CLASS S
                                                          ---------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                             2004(1)        2003         2002(1)        2001           2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                      $      11.65         11.44         11.02         10.53          10.42
  Income (loss) from investment operations:
  Net investment income                                   $       0.65          0.43          0.46          0.41           0.55
  Net realized and unrealized gain (loss) on investments  $      (0.49)        (0.10)         0.34          0.52           0.26
  Total from investment operations                        $       0.16          0.33          0.80          0.93           0.81
  Less distributions from:
  Net investment income                                   $       0.61         (0.09)        (0.33)        (0.44)         (0.70)
  Net realized gain on investments                        $       0.10         (0.03)        (0.05)           --             --
  Total distributions                                     $       0.71         (0.12)        (0.38)        (0.44)         (0.70)
  Net asset value, end of year                            $      11.10         11.65         11.44         11.02          10.53
  TOTAL RETURN(2)                                         %       1.38          2.84          7.24          8.84           7.73

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $    393,161       572,056       611,262       462,492        251,060
  Ratios to average net assets:
  Expenses                                                %       0.53          0.53          0.53          0.53           0.55
  Expenses to average net assets                          %       0.53          0.53          0.53          0.54           0.56
  Net investment income                                   %       3.35          3.26          4.03          4.98           6.11
  Portfolio turnover rate                                 %        197            91           169           117            153



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.


ING MARSICO GROWTH PORTFOLIO


                                                                                          ADV CLASS
                                                                                  ---------------------------
                                                                                   YEAR ENDED    PERIOD ENDED
                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                      2004         2003(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                                            $      12.90          12.92
  Income (loss) from investment operations:
  Net investment income (loss)                                                    $      (0.02)          0.00(2)
  Net realized and unrealized gain (loss) on investments and foreign currencies   $       1.59          (0.02)
  Total from investment operations                                                $       1.57          (0.02)
  Net asset value, end of period                                                  $      14.47          12.90
  TOTAL RETURN(3)                                                                 %      12.17          (0.15)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                            $      1,784             35
  Ratio to average net assets:
  Expenses, after brokerage commission recapture(4)                               %       1.35           0.97
  Expenses, before brokerage commission recapture(4)                              %       1.38           0.99
  Net investment loss(4)                                                          %      (0.28)         (0.93)
  Portfolio turnover rate                                                         %         72             82



(1) Commencement of operations.
(2) Amount is less than $0.01.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING MFS MID CAP GROWTH PORTFOLIO



                                                                                        CLASS S
                                                          ---------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                              2004          2003         2002(1)        2001           2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                      $      10.10          7.26         14.18         18.67          29.59
  Income (loss) from investment operations:
  Net investment loss                                     $      (0.07)        (0.03)        (0.05)        (0.10)         (0.10)
  Net realized and unrealized gain (loss) on investments
  and foreign currencies                                  $       1.59          2.87         (6.87)        (4.31)          1.43
  Total from investment operations                        $       1.52          2.84         (6.92)        (4.41)          1.33
  Less distributions from:
  Net realized gain on investments                        $         --            --            --         (0.08)        (12.25)
  Total distributions                                     $         --            --            --         (0.08)        (12.25)
  Net asset value, end of year                            $      11.62         10.10          7.26         14.18          18.67
  TOTAL RETURN(2)                                         %      15.05         39.12        (48.80)       (23.62)          8.18

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $    764,301       743,049       522,323     1,133,396      1,461,745
  Ratios to average net assets:
  Net expenses after brokerage commission recapture and
  reimbursement of unified fee(3)                         %       0.87          0.86          0.84          0.89           0.88
  Net expenses after reimbursement of unified fee and
  prior to brokerage commission recapture                 %       0.89          0.90          0.90          0.89           0.88
  Gross expenses prior to brokerage commission recapture
  and reimbursement of unified fee(3)                     %       0.89          0.90          0.90          0.89           0.88
  Net investment loss                                     %      (0.58)        (0.41)        (0.44)        (0.64)         (0.58)
  Portfolio turnover rate                                 %         80            95           163            94            150



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.


ING MFS TOTAL RETURN PORTFOLIO


                                                                                          ADV CLASS
                                                                                  ---------------------------
                                                                                                 DECEMBER 16,
                                                                                   YEAR ENDED     2003(2) TO
                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                     2004(1)         2003
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                                            $      17.19          16.82
  Income (loss) from investment operations:
  Net investment income                                                           $       0.39           0.01
  Net realized and unrealized gain on investments and foreign currencies          $       1.47           0.45
  Total from investment operations                                                $       1.86           0.46
  Less distributions from:
  Net investment income                                                           $       0.38           0.09
  Total distributions                                                             $       0.38           0.09
  Net asset value, end of period                                                  $      18.67          17.19
  TOTAL RETURN(3)                                                                 %      10.83           2.77

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                            $      3,159              1
  Ratios to average net assets:
  Net expenses after brokerage commission recapture and
   reimbursement of unified fees(4)                                               %       1.23           1.04
  Net expenses after reimbursement of unified fees and
  prior to brokerage commission recapture                                         %       1.23           1.04
  Gross expenses prior to brokerage commission recapture
   and reimbursement of unified fees(4)                                           %       1.24           1.05
  Net investment income(4)                                                        %       2.08           1.85
  Portfolio turnover rate                                                         %         66             57



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING OPPENHEIMER MAIN STREET PORTFOLIO(R)



                                                                                        CLASS S
                                                          ---------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                              2004          2003         2002(1)        2001           2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                      $      14.87         11.96         16.00         20.95          24.81
  Income (loss) from investment operations:
  Net investment income (loss)                            $       0.16          0.11          0.07          0.03          (0.01)
  Net realized and unrealized gain (loss) on investments
  and foreign currencies                                  $       1.75          2.83         (4.05)        (4.53)         (1.25)
  Total from investment operations                        $       1.91          2.94         (3.98)        (4.50)         (1.26)
  Less distributions from:
  Net investment income                                   $       0.13          0.03          0.06          0.02           0.04
  Net realized gain on investments                        $         --            --            --          0.43           2.56
  Total distributions                                     $       0.13          0.03          0.06          0.45           2.60
  Net asset value, end of period                          $      16.65         14.87         11.96         16.00          20.95
  TOTAL RETURN(2)                                         %      12.88         24.57        (24.87)       (21.46)         (4.54)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $    624,376       644,823       563,470       871,059      1,147,196
  Ratios to average net assets:
  Net expenses after brokerage commission recapture and
  reimbursement of unified fees                           %       0.86          0.84          0.84          0.89           0.88
  Net expenses after reimbursement of unified fees and
  prior to brokerage commission recapture                 %       0.88          0.84          0.84          0.89           0.88
  Gross expenses prior to brokerage commission recapture
  and reimbursement of unified fees                       %       0.89          0.90          0.90          0.89           0.88
  Net investment income (loss)                            %       0.87          0.86          0.57          0.15          (0.06)
  Portfolio turnover rate                                 %        175           130           109            97             87



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

ING PIMCO CORE BOND PORTFOLIO



                                                                                        CLASS S
                                                          ---------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                             2004(1)        2003         2002(1)       2001(2)         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                      $      10.72         10.39          9.79          9.60          10.06
  Income (loss) from investment operations:
  Net investment income                                   $       0.35          0.41          0.36          0.26           0.12
  Net realized and unrealized gain (loss) on
  investments, foreign currencies, futures, options and
  swaps                                                   $       0.16          0.10          0.48         (0.02)         (0.03)
  Total from investment operations                        $       0.51          0.51          0.84          0.24           0.09
  Less distributions from:
  Net investment income                                   $       0.29          0.05          0.16            --           0.32
  Net realized gain on investments                        $       0.02          0.13          0.08          0.05           0.00*
  Return of capital                                       $         --            --            --            --           0.23
  Total distributions                                     $       0.31          0.18          0.24          0.05           0.55
  Net asset value, end of year                            $      10.92         10.72         10.39          9.79           9.60
  TOTAL RETURN(3)                                         %       4.78          4.84          8.68          2.46           0.94

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $    744,258       525,001       437,548       122,176         47,126
  Ratios to average net assets:
  Expenses                                                %       0.86          0.87          0.93          1.13           1.60
  Net investment income                                   %       3.21          3.55          3.56          3.30           3.62
  Portfolio turnover rate                                 %        279           402           605           745            156



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the ING PIMCO Core Bond Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*   Amount is less than $0.01.

TO OBTAIN
MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258, call (800)-366-0066, or visit our website at www.ingfunds.com.


Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202)-942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING LOGO]



04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST

PROSPECTUS

APRIL 29, 2005

ADVISER CLASS (FORMERLY, RETIREMENT CLASS)

                      BALANCED FUNDS
                        ING T. Rowe Price Capital Appreciation Portfolio

                        ING UBS U.S. Allocation Portfolio
                          (formerly, ING UBS U.S. Balanced Portfolio)


                      INTERNATIONAL/GLOBAL FUNDS
                        ING Capital Guardian Managed Global Portfolio ING Van Kampen Global Franchise Portfolio

                      STOCK FUNDS
                        ING AIM Mid Cap Growth Portfolio
                        ING Alliance Mid Cap Growth Portfolio
                        ING Capital Guardian Small/Mid Cap Portfolio
                          (formerly, ING Capital Guardian Small Cap Portfolio)
                        ING Capital Guardian U.S. Equities Portfolio (formerly,
                          ING Capital Guardian Large Cap Value Portfolio)
                        ING FMR(SM) Diversified Mid Cap Portfolio
                        ING FMR(SM) Earnings Growth Portfolio

                        ING Global Resources Portfolio
                          (formerly, ING Hard Assets Portfolio)

                        ING Goldman Sachs Tollkeeper(SM) Portfolio
                          (formerly, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio)

                        ING Jennison Equity Opportunities Portfolio

                        ING Mercury Focus Value Portfolio
                        ING Mercury Large Cap Growth Portfolio
                          (formerly, ING Mercury Fundamental Growth Portfolio)
                        ING Salomon Brothers All Cap Portfolio
                        ING Salomon Brothers Investors Portfolio
                        ING T. Rowe Price Equity Income Portfolio
                        ING Van Kampen Equity Growth Portfolio
                        ING Van Kampen Growth and Income Portfolio
                        ING Van Kampen Real Estate Portfolio
                      Goldman Sachs Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE ADVISER CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
INTRODUCTION
   ING Investors Trust                                                         2
   Investment Adviser                                                          2
   Portfolios and Portfolio Managers                                           2
   Classes of Shares                                                           2
   Investing through your Qualified Plan                                       2
   Why Reading this Prospectus is Important                                    3
DESCRIPTION OF THE PORTFOLIOS
   ING AIM Mid Cap Growth Portfolio                                            4
   ING Alliance Mid Cap Growth Portfolio                                       7
   ING Capital Guardian Managed Global Portfolio                              10
   ING Capital Guardian Small/Mid Cap Portfolio                               13
   ING Capital Guardian U.S. Equities Portfolio                               16
   ING FMR(SM) Diversified Mid Cap Portfolio                                  19
   ING FMR(SM) Earnings Growth Portfolio                                      22
   ING Global Resources Portfolio                                             24
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                 28
   ING Jennison Equity Opportunities Portfolio                                33
   ING Mercury Focus Value Portfolio                                          36
   ING Mercury Large Cap Growth Portfolio                                     40
   ING Salomon Brothers All Cap Portfolio                                     43
   ING Salomon Brothers Investors Portfolio                                   47
   ING T. Rowe Price Capital Appreciation Portfolio                           50
   ING T. Rowe Price Equity Income Portfolio                                  54
   ING UBS U.S. Allocation Portfolio                                          57
   ING Van Kampen Equity Growth Portfolio                                     60
   ING Van Kampen Global Franchise Portfolio                                  63
   ING Van Kampen Growth and Income Portfolio                                 66
   ING Van Kampen Real Estate Portfolio                                       69
PORTFOLIO FEES AND EXPENSES                                                   72
SUMMARY OF PRINCIPAL RISKS                                                    74
MORE INFORMATION
   Percentage and Rating Limitations                                          80
   A Word about Portfolio Diversity                                           81
   Additional Information about the Portfolios                                81
   Non-Fundamental Investment Policies                                        81
   Temporary Defensive Positions                                              81
   Administrative Services                                                    81
   Portfolio Distribution                                                     82
   Additional Information Regarding the Classes of Shares                     82
   Shareholder Services and Distribution Plan                                 82
   How We Compensate Entities Offering Our
     Portfolios as Investment Options in their
     Insurance Products                                                       82
   Services by Financial Firms                                                83
   Interests of the Holders of the
     Variable Insurance Contracts
     And Policies and Qualified
     Retirement Plans                                                         83
   Frequent Trading - Market Timing                                           84
   Portfolio Holdings Disclosure Policy                                       84
   Reports to Shareholders                                                    85
   Custodian
   Legal Counsel
   Independent Registered Public
     Accounting Firm
OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                                                86
   Management Fee                                                             86
NET ASSET VALUE                                                               87
TAXES AND DISTRIBUTIONS                                                       88
FINANCIAL HIGHLIGHTS                                                          89
TO OBTAIN MORE INFORMATION                                                  Back
ING INVESTORS TRUST TRUSTEES                                                Back


     AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING AIM Mid Cap Growth Portfolio - A I M Capital Management, Inc.
ING Alliance Mid Cap Growth Portfolio - Alliance Capital Management L.P.
ING Capital Guardian Managed Global Portfolio - Capital Guardian Trust Company ING Capital Guardian Small/Mid Cap Portfolio - Capital Guardian Trust Company ING Capital Guardian U.S. Equities Portfolio - Capital Guardian Trust Company ING FMR(SM) Diversified Mid Cap Portfolio - Fidelity Management & Research Company
ING FMR(SM) Earnings Growth Portfolio - Fidelity Management & Research Company

ING Global Resources Portfolio - Baring International Investment Limited

ING Goldman Sachs Tollkeeper(SM) Portfolio - Goldman Sachs Asset Management,
L.P.

ING Jennison Equity Opportunities Portfolio - Jennison Associates LLC

ING Mercury Focus Value Portfolio - Mercury Advisors
ING Mercury Large Cap Growth Portfolio - Mercury Advisors
ING Salomon Brothers All Cap Portfolio - Salomon Brothers Asset Management Inc. ING Salomon Brothers Investors Portfolio - Salomon Brothers Asset Management Inc.
ING T. Rowe Price Capital Appreciation Portfolio - T. Rowe Price Associates,
Inc.
ING T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.

ING UBS U.S. Allocation Portfolio - UBS Global Asset Management (Americas) Inc.

ING Van Kampen Equity Growth Portfolio - Van Kampen
ING Van Kampen Global Franchise Portfolio - Van Kampen
ING Van Kampen Growth and Income Portfolio - Van Kampen
ING Van Kampen Real Estate Portfolio - Van Kampen

CLASSES OF SHARES


Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Adviser Class ("ADV Class") shares of the Trust. For more information about share classes, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR QUALIFIED PLAN


ADV Class shares of the Portfolios are continuously offered through variable annuity separate accounts available to qualified pension and retirement plans ("Qualified Plans") and Qualified Plans offered outside of separate accounts and annuity contracts. Qualified Plans include Individual Retirement Accounts ("IRAs") and plans that meet the definition of retirement plans under Sections 401(k), 403(b), 408 and 457 of the Internal Revenue Code of 1986, as amended ("Code"). In addition, ADV Class shares are offered to the investment adviser to the Portfolios and the adviser's affiliates. Service Class shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements. Purchases and redemptions of shares may be made only by separate accounts of insurance companies or by eligible Qualified Plans. Certain Portfolios may not be available as investment options in your plan. Please refer to the prospectus, prospectus summary, disclosure statement, or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Qualified Plans may

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

charge plan participants for certain expenses that are in addition to the expenses of the Portfolios. These expenses could reduce the investment return in ADV Class shares of the Portfolios. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy, and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING AIM MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

A I M Capital Management, Inc. ("AIM Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets.

The Portfolio may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The Portfolio Manager focuses on companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have favorable prospects for future growth. The Portfolio Manager considers whether to sell a particular security when any of these factors materially changes.

The Portfolio may loan up to 33 1/3% of its total assets.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include charges or expenses imposed by a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

          ING AIM MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996             18.97
1997             22.73
1998              0.50
1999             55.72
2000            (12.74)
2001            (21.46)
2002            (31.93)
2003             43.68
2004              7.18

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                              10/02/95
                                       1 YEAR    5 YEARS     (INCEPTION)
Class S Return                          7.18%    (6.41)%        5.54%
Russell Midcap(R) Growth Index         15.48%    (3.36)%        8.92%(3)


                                  BEST QUARTER


Quarter Ended 12/31/1999                39.09%


                                 WORST QUARTER


Quarter Ended 9/30/2001                (30.59)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 1995, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) A I M Capital Management, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3)  Index return is for the period beginning October 1, 1995.

MORE ON THE PORTFOLIO MANAGER


AIM Capital has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. The principal address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. As of December 31, 2004, AIM Capital and its immediate parent, A I M Advisors, Inc., managed over $138 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
Paul J. Rasplicka           Senior Portfolio Manager

                            Mr. Rasplicka has been responsible for the Portfolio since 2005 and has been associated with AIM Capital and/or its affiliates since 1998.

Karl F. Farmer              Portfolio Manager

                            Mr. Farmer has been associated with the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998.



They are assisted by AIM Capital's Mid Cap Growth and GARP (growth at a reasonable price) Teams and may be comprised of portfolio managers, research analysts and other investment professionals of AIM Capital. Team members provide research support and make securities recommendations with respect to the Portfolio but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING ALLIANCE MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Alliance Capital Management L.P. ("Alliance Capital")

INVESTMENT OBJECTIVE

Long-term total return.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests in common stocks of middle capitalization ("mid-capitalization") companies. The Portfolio normally invests substantially all of its assets in high-quality common stocks that Alliance Capital expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For these purposes, mid-capitalization companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $630.6 million to $26.1 billion as of December 31, 2004. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Portfolio typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at the time of purchase. The Portfolio also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.


The Portfolio also may:

     - write exchange-traded covered call options on up to 25% of its total assets;

     - make secured loans on portfolio securities of up to 25% of its total assets;

     - enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and

     - enter into futures contracts on securities indexes and options on such futures contracts.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include charges or expenses imposed by a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

       ING ALLIANCE MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999          25.14
2000         (17.41)
2001         (14.04)
2002         (30.30)
2003          66.48
2004          19.12

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                              08/14/98
                                       1 YEAR    5 YEARS     (INCEPTION)
Class S Return                         19.12%    (0.38)%       4.81%
Russell Midcap(R) Growth Index         15.48%    (3.36)%       5.43%(3)


                                  BEST QUARTER


Quarter Ended 12/31/1999               24.97%


                                 WORST QUARTER


Quarter Ended 9/30/2001                (26.29)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

(2) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Alliance Capital is a leading global investment management firm supervising client accounts with assets totaling over $539 billion as of December 31, 2004. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of Alliance Capital is 1345 Avenue of the Americas New York, NY 10105.

As of December 31, 2004, Alliance Capital Management Holding L.P. owns approximately 31.7% of the units of limited partnership interest in Alliance Capital. AXA Financial, Inc. owns approximately 60.9% of the outstanding publicly traded Alliance Holding Units and approximately 1.8% of the outstanding Alliance Capital Units, which, including the general partnership interests in Alliance Capital and Alliance Holding, represents a approximate 61.3% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly owned subsidiary of AXA, one of the largest global financial services organizations.

The following person is primarily responsible for the management of the
Portfolio:


NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
Catherine Wood              Senior Vice President and Portfolio Manager, Alliance Capital, and Chief Investment
                            Officer, Regent Investor Services, a division of Alliance Capital.

                            Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management where she was a general partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 19 years with Jennison Associates as a Director and
                            Portfolio Manager, Equity Research Analyst and Chief Economist.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in debt securities, cash or money market instruments.

The Portfolio may invest in any type of company, large or small, with earnings that show a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well-known companies.

The Portfolio may enter into foreign currency transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under variable annuity contracts and variable life insurance policies ("Variable Contracts") or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

   ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995              7.18
1996             11.88
1997             11.77
1998             28.88
1999             62.75
2000            (14.87)
2001            (12.22)
2002            (20.45)
2003             35.85
2004             10.57

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the MSCI All Country World Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                       1 YEAR    5 YEARS     10 YEARS
Class S Return                         10.57%    (2.24)%       9.63%
MSCI All Country World Index           15.75%    (1.79)%       8.19%


                                  BEST QUARTER


Quarter Ended 12/31/1999                47.58%


                                 WORST QUARTER


Quarter Ended 9/30/2002                (20.07)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of the ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:


NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
David I. Fisher             Mr. Fisher is Chairman of the Board of Capital Group International, Inc. with portfolio management responsibilities for Capital Guardian, and joined the Capital Guardian organization in 1969.

Eugene P. Stein             Mr. Stein is an Executive Vice President of Capital Guardian, and joined the Capital Guardian organization in 1972.

Christopher A. Reed         Mr. Reed is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian, and joined the Capital Guardian organization in 1993.

Michael R. Ericksen         Mr. Ericksen is a Senior Vice President and Portfolio Manager for Capital Guardian, and joined the Capital Guardian organization in 1986.

Richard N. Havas            Mr. Havas is a Senior Vice President and a Portfolio Manager with research responsibilities for the Capital Guardian, and joined the Capital Guardian organization in 1985.

Nancy J. Kyle               Ms. Kyle is a Senior Vice President of Capital Guardian, and joined the Capital Guardian organization in 1990.

Lionel M. Sauvage           Mr. Sauvage is a Senior Vice President of Capital Guardian, and joined the Capital Guardian organization in 1986.

Nilly Sikorsky              Ms. Sikorsky is Chairman of Capital International S.A., Vice Chairman of Capital International
                            Limited, a Director of The Capital Group Companies, Inc. and Managing Director-Europe of Capital
                            Group International, Inc. She is a Portfolio Manager and joined Capital Guardian in 1962.

Rudolf M. Staehelin         Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc.
                            with portfolio management responsibilities for Capital Guardian, and joined the Capital Guardian organization in 1981.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers small/mid cap companies to be companies that have total market capitalization within the range of companies included in the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000(R) and Russell MidCap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell MidCap(R) Index measures the performance of the smallest 800 companies in the Russell 1000(R) Index. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.


Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights. The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.


The Portfolio may also enter into currency-related transactions, including currency futures and forward contracts and options on currencies. The Portfolio may invest a portion of its assets in money market instruments and repurchase agreements.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                           CONVERTIBLE SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

    ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996      19.71
1997       9.96
1998      20.56
1999      50.12
2000     (18.46)
2001      (1.91)
2002     (25.69)
2003      39.88
2004       7.11


The table below provides some of indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell MidCap(R) Index, custom Russell 2800 Index, and Russell 2000(R) Index. The Russell MidCap(R) Index measures the performance of the smallest 800 companies in the Russell 1000(R) Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000(R) and the Russell MidCap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell 2000(R) Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The Russell MidCap(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell MidCap(R) Index is a more appropriate index than the Russell 2000(R) Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                               1/3/96
                                       1 YEAR    5 YEARS     (INCEPTION)
Class S Return                          7.11%    (2.30)%        8.74%
Russell MidCap(R) Index                20.22%     7.59%        12.48%(3)
Custom Russell 2800 Index              19.75%     7.36%        11.77%(3)
Russell 2000(R) Index                  18.33%     6.61%         9.80%(3)


                                  BEST QUARTER


Quarter Ended 12/31/1999                33.79%


                                 WORST QUARTER


Quarter Ended 9/31/2001                (25.76)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations January 3, 1996, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extentClass S and ADV Class shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager. Prior to May 1, 2005, the Portfolio's strategy was to invest at least 80% of its assets in small cap securities, as opposed to the current policy of small and mid cap.

(3)  Index returns are for the period beginning January 1, 1996.

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
James S. Kang               Mr. Kang is a Vice President of Capital Guardian with portfolio management responsibilities, and joined the Capital Guardian Trust Company organization in 1987.

Karen A. Miller             Ms. Miller is a Senior Vice President of Capital Guardian with portfolio management responsibilities, and joined the Capital Guardian Trust Company organization in 1990.

Kathryn M. Peters           Ms. Peters is a Vice President of Capital Guardian with portfolio management responsibilities. Prior to joining the organization in 2001, Ms. Peters was a portfolio manager and principal with Montgomery Asset Management, LLC.

Theodore R. Samuels         Mr. Samuels is a Senior Vice President and Director of Capital Guardian Trust Company
                            with portfolio management responsibilities. He joined Capital Guardian Trust Company in 1981.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY


Prior to July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. Effective July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When determining whether a company is located in the United States, the Portfolio Manager will consider such factors as the place of listing and the location of the issuer's incorporation and headquarters.

In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio Manager is not constrained by a particular investment style, and may invest in "growth" or "value" securities. Under normal conditions, the Portfolio can be expected to invest in companies with a market capitalization of greater than $1 billion at the time of purchase. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio may invest a portion of its assets in debt securities and cash equivalents.


The Portfolio may also lend up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                              GROWTH INVESTING RISK

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include charges or expenses imposed by a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

    ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001       (3.97)
2002      (24.06)
2003       36.28
2004        8.89

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                            02/01/00
                                 1 YEAR    (INCEPTION)
Class S Return                    8.89%        2.93%
S&P 500 Index                    10.88%       (1.31)%


                                  BEST QUARTER


Quarter Ended 6/30/2003                 18.33%


                                 WORST QUARTER


Quarter Ended 9/30/2002                (19.56)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on February 1, 2000, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000.

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, has managed the Portfolio since inception. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
Karen A. Miller             Ms. Miller is a Senior Vice President of Capital Guardian with portfolio management responsibilities. She joined the Capital Guardian organization in 1990 where she served in various portfolio management positions.

Michael R. Ericksen         Mr. Ericksen is a Senior Vice President and Portfolio Manager. He joined the Capital Guardian organization in 1987 where he served in various capacities.

David Fisher                Mr. Fisher is Chairman of the Board of Capital Guardian Group
                            International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969 where he served in various portfolio management positions.

Theodore Samuels            Mr. Samuels is a Senior Vice President and Director for Capital
                            Guardian, as well as a Director of Capital International Research, Inc.
                            He joined the Capital Guardian organization in 1981 where he served in various portfolio management positions.

Eugene P. Stein             Mr. Stein is Executive Vice President, a Director, a Portfolio Manager,
                            and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972 where he served in various portfolio manager positions.

Terry Berkemeier            Mr. Berkemeier is a Senior Vice President of Capital Guardian with portfolio management responsibilities. He joined the Capital Guardian organization in 1992.

Alan J. Wilson              Mr. Wilson is a Director and Senior Vice President of Capital Guardian
                            with portfolio management responsibilities. He is also an investment analyst for Capital International Research, Inc. with portfolio management responsibilities, specializing in U.S. oil services and household products.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.

The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index ("S&P MidCap 400 Index"). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

The Portfolio Manager may invest up to 25% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.


The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.

Factors considered include growth potential, earnings estimates and management.


The Portfolio Manager may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices on other factors that affect security values. If the Portfolio Manager's strategies do not work as intended the Portfolio may not achieve its objective.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                         OTHER INVESTMENT COMPANIES RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

       ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001            (6.96)
2002           (19.63)
2003            32.99
2004            23.67

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in the S&P Mid Cap 400 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                            10/02/00
                                 1 YEAR    (INCEPTION)
Class S Return                   23.67%       4.77%
S&P MidCap 400 Index             16.48%       6.19%(2)


                                  BEST QUARTER


Quarter Ended 12/31/2001            18.44%


                                 WORST QUARTER


Quarter Ended 9/30/2002            (18.77)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year for Class S shares. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations October 2, 2000, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had approximately $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:


NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
----                        ---------------------------------------
Tom Allen                   Vice President of FMR and Portfolio Manager of the Portfolio since February 2004.

                            Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) EARNINGS GROWTH PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Seeks growth of capital over the long term.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.


The Portfolio Manager invests the Portfolio's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.


The Portfolio Manager may also use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its investment objective.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had over $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Joseph W. Day       Vice President and Portfolio Manager

                    Mr. Day is Portfolio Manager to the Portfolio. Since joining
                    Fidelity Investments in 1984, Mr. Day has worked as a research analyst and manager.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ING GLOBAL RESOURCES PORTFOLIO


PORTFOLIO MANAGER

Baring International Investment Limited ("Baring International")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies. Equity securities in which the Portfolio invests can also include common and preferred stocks and American and Global Depositary Receipts but may include other types of equity and equity derivative securities. The Portfolio may also invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

     -    precious metals;

     -    ferrous and non-ferrous metals;

     -    integrated oil;

     -    gas/other hydrocarbons;

     -    forest products;

     -    agricultural commodities; and

     -    other basic materials that can be priced by a market.

The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

The Portfolio also may invest in:

     -    securities of foreign issuers, including up to 35% in South Africa;

     -    companies not engaged in natural resources/hard asset activities;

     -    investment-grade corporate debt;

     -    U.S. government or foreign obligations;

     -    money market instruments;

     -    repurchase agreements;

     - special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country; and

     -    derivatives.

The Portfolio may also invest directly in commodities, including gold bullion and coins.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

     -    common stock;
     -    preferred stock;
     -    rights;
     -    warrants;
     -    "when-issued" securities;
     -    direct equity interests in trusts;
     -    joint ventures;
     -    "partly paid" securities;
     -    partnerships; and
     -    restricted securities.

The Portfolio may also engage in short sales (up to 25% of net assets).

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           BORROWING AND LEVERAGE RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                 HARD ASSET RISK
                           INDUSTRY CONCENTRATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               OTC INVESTMENT RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

           ING GLOBAL RESOURCES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

 1995     10.32
 1996     32.71
 1997      5.85
 1998    (29.83)
 1999     22.95
 2000     (5.06)
 2001    (12.43)
 2002      0.44
 2003     51.67
 2004      6.08

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of two broadly based market indices - the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                              1 YEAR       5 YEARS    10 YEARS
Class S Shares                  6.08%       6.09%       6.04%
S&P 500 Index                  10.88%      (2.30)%     12.07%
MSCI All Country World Index   15.75%      (1.79)%      8.19%



                                  BEST QUARTER



Quarter Ended 12/31/2003            22.40%



                                  WORST QUARTER



Quarter Ended 9/30/1998            (19.09)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. The principal address of Baring International is 155 Bishopsgate, London, United Kingdom.

Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2004, Baring Asset Management managed over $34 billion in assets.


The following person is primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
John Payne          Investment Manager

                    Mr. Payne has been an investment professional with Baring International and its ING affiliates since
                    1993 and has 19 years of investment experience.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

PORTFOLIO MANAGER

Goldman Sachs Asset Management, L.P. ("GSAM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in equity investments in "Tollkeeper" companies, which are high-quality technology, media, or service companies that adopt or use technology to improve cost structure, revenue opportunities, and/or competitive advantage. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio seeks to achieve its investment objective by investing in equity investments of companies that the Portfolio Manager believes are well positioned to benefit from the proliferation of technology. In general, the Portfolio Manager defines a Tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that Tollkeeper companies may increase revenue by increasing "traffic," or customers and sales, and raising "tolls," or prices, and margins. The Portfolio Manager does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Tollkeepers).

The Portfolio Manager believes that the characteristics of many Tollkeeper companies should enable them to grow consistently their businesses. Such characteristics include:

     -    Strong brand name;

     -    Dominant market share;

     -    Recurring revenue streams;

     -    Free cash flow generation;

     -    Long product life cycle;

     -    Enduring competitive advantage; and

     -    Excellent management.

The Internet is an example of a technology that the Portfolio Manager believes will drive growth for many Tollkeeper companies. The Internet's significant impact on the global economy has changed and will continue to change the way many companies operate. Business benefits of the Internet include global scalability, acquisition of new clients, new revenue sources, and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include technology, media and service companies.

Due to its focus on technology, media and service companies, the Portfolio's investment performance will be closely tied to many factors that affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Portfolio's net asset value is more likely to have greater volatility than that of a portfolio that is more diversified or invests in other industries.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  INTERNET RISK
                                    IPO RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

      ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002     (38.33)
2003      40.48
2004      11.07

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of three broadly based market indices - the NASDAQ Composite Index, the Goldman Sachs Internet Index is a capitalization-weighted index of selected internet companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The NASDAQ Composite Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the NASDAQ Composite Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                           05/01/01
                              1 YEAR      (INCEPTION)
Class S Return                 11.07%        (7.95)%
NASDAQ Composite Index          9.15%         1.20%
Goldman Sachs Internet Index   23.25%         6.69%
S&P 500 Index                  10.88%         0.84%


                                  BEST QUARTER


Quarter Ended 6/30/2003             18.98%


                                  WORST QUARTER


Quarter Ended 9/30/2004             (3.52)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations May 1, 2001, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

MORE ON THE PORTFOLIO MANAGER


GSAM, a wholly owned subsidiary of The Goldman Sachs Group, Inc., serves as the Portfolio Manager to the Portfolio. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs, & Co., ("Goldman Sachs") served as the Portfolio Manager to the Portfolio. On or about April 26, 2003, GSAM assumed Goldman Sachs' portfolio management responsibilities for the Portfolio. The Portfolio was previously managed by Liberty Investment Management, Inc. ("Liberty"), which was acquired by

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


Goldman Sachs in 1996. The principal address of GSAM is 32 Old Slip, New York, New York 10005. As of December 31, 2004, Goldman Sachs, along with units of IMD, had assets under management of over $421 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ----------------------------------------
Steven M. Barry               Mr. Barry is a Managing Director, Chief Investment
                              Officer and senior portfolio manager of GSAM. He
                              joined GSAM as a portfolio manager in 1999. From
                              1988 to 1999, Mr. Barry was a portfolio manager at
                              Alliance Capital Management.

Kenneth T. Berents            Mr. Berents is a Managing Director, Chairman of
                              the Investment Committee and senior portfolio
                              manager of GSAM. He joined GSAM as a portfolio
                              manager in 2000. From 1992 to 1999, Mr. Berents
                              was Director of Research and head of the
                              Investment Committee at Wheat First Union.

Herbert E. Ehlers             Mr. Ehlers is a Managing Director, Chief
                              Investment Officer and senior portfolio manager of
                              GSAM. He joined GSAM as a senior portfolio manager
                              and Chief Investment Officer of the Growth Team in
                              1997. From 1981 to 1997, Mr. Ehlers was the chief
                              investment officer and chairman of Liberty and its
                              predecessor firm, Eagle Asset Management
                              ("Eagle").

Warren Fisher, CFA, CPA       Mr. Fisher is a Vice President and portfolio
                              manager for the Growth Team. He has primary
                              responsibility for investment research in
                              financial services, computer services, and mid-cap
                              companies. He joined GSAM in 1994.

Mark R. Lockhart Gordon, CFA  Mr. Gordon is a Vice President and portfolio manager for the Growth Team. He has primary responsibility for investment research in the retail, transportation, and health services industries. He joined GSAM in 2000.

Gregory H. Ekizian, CFA       Mr. Ekizian is a Managing Director, Co-Chief
                              Investment Officer and senior portfolio manager of
                              GSAM. He joined GSAM as a portfolio manager and
                              Co-Chair of the Growth Investment Committee in
                              1997. From 1990 to 1997, Mr. Ekizian was a
                              portfolio manager at Liberty and its predecessor
                              firm, Eagle.

Joseph B. Hudepohl, CFA       Mr. Hudepohl is a Vice President and portfolio
                              manager of GSAM. Prior to joining GSAM in July
                              1999, Mr. Hudepohl was an analyst in the
                              Investment Banking Division of Goldman Sachs where
                              he worked in the High Technology Group.

Prashant R. Khemka, CFA       Mr. Khemka is a Vice President and portfolio
                              manager of GSAM. Prior to joining Goldman Sachs in
                              May 2000, he was an assistant portfolio manager in
                              the Fundamental Strategies group at State Street
                              Global Advisors.

Scott Kolar, CFA              Mr. Kolar is a Managing Director and a senior
                              portfolio manager of GSAM. He joined GSAM as an
                              equity analyst in 1997 and became a portfolio
                              manager in 1999. From 1994 to 1997, Mr. Kolar was
                              an equity analyst and information systems
                              specialist at Liberty.

Adria B. Markus               Ms. Markus is a Vice President and portfolio
                              manager for the Growth Team. She has primary
                              responsibility for investment research in retail,
                              media, and mid-cap companies. Prior to joining
                              GSAM in 2001, Ms. Markus was an equity research
                              analyst at Epoch Partners, responsible for covering
                              consumer Internet and media companies.

Derek S. Pilecki, CFA         Mr. Pilecki is a Vice President and portfolio
                              manager for the Growth Team. He has primary
                              responsibility for investment research in the
                              banking, insurance, and specialty finance
                              industries. Prior to joining GSAM in 2002, Derek
                              was a portfolio manager and equity analyst at
                              Clover Capital Management.

Dr. Charles Silberstein,      Dr. Silberstein is a Vice President and Portfolio
M.D., CFA                     Manager for the Growth Team. He has primary
                              responsibility for investment research in the
                              biotechnology and pharmaceutical industries. He
                              joined GSAM in 2000.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ----------------------------------------
Andrew F. Pyne                Mr. Pyne is a Managing Director and senior
                              portfolio manager of GSAM. He joined GSAM as a
                              product manager in 1997 and became a portfolio
                              manager in August 2001. From 1992 to 1997,
                              Mr. Pyne was a product manager at Van Kampen
                              Investments.

Jeffrey Rabinowitz, CFA       Mr. Rabinowitz is a Vice President and portfolio
                              manager of GSAM. Prior to joining Goldman Sachs in
                              May 1999, he was a senior software engineer at
                              Motorola, Inc. responsible for product development
                              of digital wireless phones.

Ernest C. Segundo, Jr., CFA   Mr. Segundo is a Vice President, and senior
                              portfolio manager of GSAM. He joined GSAM as a
                              portfolio manager in 1997. From 1992 to 1997,
                              Mr. Segundo was a portfolio manager at Liberty
                              and its predecessor firm, Eagle.

David G. Shell, CFA           Mr. Shell is a Managing Director, Chief Investment
                              Officer and senior portfolio manager of GSAM. He
                              joined GSAM as a portfolio manager in 1997. From
                              1987 to 1997, Mr. Shell was a portfolio manager at
                              Liberty and its predecessor firm, Eagle.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio also may invest in preferred stocks, convertible securities and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.

The Portfolio Manager uses a bottom-up research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to potential catalysts such as:

     -    Industry cycle turns;

     -    Corporate restructuring;

     -    New product development;

     -    Management focus on increasing shareholder value; and

     -    Improving balance sheets and cash flow.

The Portfolio Manager usually sells or reduces a particular security when it believes:

     -    a stock's long-term price objective has been achieved;

     -    a more attractive security has been identified;

     -    the reward to risk relationship of a stock is no longer favorable; and

     -    negative industry and/or company fundamentals have developed.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities.

The Portfolio may invest in options and futures contracts and may invest up to 25% of its total assets in real estate investment trusts.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                    REIT RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

    ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995      29.70
1996      19.84
1997      28.50
1998      12.29
1999      24.21
2000     (15.53)
2001      13.29
2002     (29.51)
2003      30.66
2004      12.17

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                              1 YEAR      5 YEARS    10 YEARS
Class S Return                 12.17%     (5.43)%      7.76%
S&P 500 Index                  10.88%     (2.30)%     12.07%


                                  BEST QUARTER


Quarter Ended 6/30/2003             17.90%


                                  WORST QUARTER


Quarter Ended 6/30/2002            (18.47)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) Jennison Associates LLC has managed the Portfolio since July 31, 2002. Performance prior to July 31, 2002 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


Jennison is a registered investment adviser and wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM"). PIM is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential Financial, Inc. The principal address of Jennison is 466 Lexington Avenue, New York, New York 10017. As of December 31, 2004, Jennison managed over $64 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Mark G. DeFranco    Senior Vice President

                    As a member of Jennison's Opportunistic Equity team, Mr.
                    DeFranco co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr.
                    DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. He joined Jennison in 1998 and has over 17 years of experience in the investment industry.

Brian M. Gillott    Senior Vice President

                    Mr. Guillott is a six-year veteran of Jennison's
                    Opportunistic Equity team and co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. He joined Jennison in 1998.



The co-portfolio managers of the Portfolio are supported by members of Jennison's Opportunistic Equity team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time. Messrs. DeFranco and Gillott have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.

The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

     -    depressed earnings;

     -    special competition;

     -    product obsolescence;

     -    relatively low price-to-earnings and price-to-book ratios; and

     -    stock out of favor.

The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

Although not principal strategies, the Portfolio may also use the following investment strategies:

The Portfolio may invest in fixed income securities, including, high-yield debt securities that are rated below investment grade, commonly called "junk bonds," specifically, Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

The Portfolio may write (I.E., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                             SECURITIES LENDING RISK
                               SOVEREIGN DEBT RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

           ING MERCURY FOCUS VALUE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003     30.78
2004     11.13

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                           05/01/02
                               1 YEAR    (INCEPTION)
Class S Return                 11.13%        7.92%
S&P 500 Index                  10.88%        6.40%


                                  BEST QUARTER


Quarter Ended 6/30/2003             17.64%


                                  WORST QUARTER


Quarter Ended 9/30/2002             (4.08)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The performance information presented above is as of December 31 for each year for Class S shares. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations May 1, 2002, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management, L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                   POSITION AND RECENT BUSINESS EXPERIENCE
----                   ---------------------------------------
Robert J. Martorelli   Mr. Martorelli, Vice President and portfolio
                       manager, is jointly and primarily responsible for
                       the day-to-day management of the Portfolio and the
                       selection of the Portfolio's investments. He has
                       been a portfolio manager of the Portfolio since
                       2002. Mr. Martorelli has been a Managing Director
                       of Merrill Lynch Investment Managers, L.P. since
                       2000, was a First Vice President thereof from 1997
                       to 2000, and has been a portfolio manager thereof
                       since 1987.

Kevin Rendino          Mr. Rendino, Vice President and portfolio manager,
                       is jointly and primarily responsible for the
                       day-to-day management of the Portfolio and the
                       selection of the Portfolio's investments. He has
                       been a portfolio manager of the Portfolio since
                       inception. Mr. Rendino has been a Managing
                       Director of Merrill Lynch Investment Managers,
                       L.P. since 2000 and was a First Vice President
                       thereof from 1997 to 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Portfolio Manager believes have good prospects for earnings growth.

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in common stock of companies the Portfolio Manager selects from among those which, at the time of purchase, are included in the Russell 1000(R) Growth Index. Using quantitative models that employ various factors, the Portfolio seeks to outperform the Russell 1000(R) Growth Index by investing in equity securities that the Portfolio Manager believes have above average earnings prospects. The Russell 1000(R) Growth Index (which consists of those Russell 1000(R) securities with a greater than average growth orientation) is a subset of the Russell 1000(R) Index.

In selecting securities for the Portfolio from its benchmark universe, the Portfolio Manager uses a proprietary quantitative model that employs three filters in its initial screen: earnings momentum, earnings surprise and valuation. The Portfolio Manager looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined - if the screening is done, the Portfolio Manager relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Portfolio Manager believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an "index" fund. In seeking to outperform the relevant benchmark, however, the Portfolio Manager reviews potential investments using certain criteria based on the securities in the index. These criteria currently include the following:

     -    Relative prices to earnings and prices to book ratios;

     -    Stability and quality of earnings momentum and growth;

     -    Weighted median market capitalization of the Portfolio; and

     - Allocation among the economic sectors of the Portfolio, as compared to the Russell 1000(R) Growth Index.


The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts or other securities representing interests in securities of foreign companies. The Portfolio may also invest in derivatives for hedging purposes and lend portfolio securities.


The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

        ING MERCURY LARGE CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003     26.53
2004     10.69

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell 1000(R) Growth Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                            05/01/02
                              1 YEAR      (INCEPTION)
Class S Return                 10.69%        4.51%
Russell 1000(R) Growth Index    6.30%        4.05%
S&P 500 Index                  10.88%        6.40%


                                  BEST QUARTER


Quarter Ended 12/31/2004            11.47%


                                  WORST QUARTER


Quarter Ended 9/30/2004             (2.78)%


(1) ADV Class shares commenced operations March 17, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extend Class S and ADV Class shares have different expenses.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Robert C. Doll, Jr., CFA      The Portfolio is managed by a team of investment
                              professionals who participate in the team's
                              research process and stock selections. Mr. Doll,
                              senior investment professional and team leader, is
                              responsible for the setting and implementation of
                              the Portfolio's investment strategy and the
                              day-to-day management of its portfolio. He has
                              been the portfolio manager since inception. Mr.
                              Doll has been he President of Merrill Lynch
                              Investment Managers, L.P. ("MLIM") since 2001. He
                              was Co-Head (Americas Region) of MLIM from 1999 to
                              2000. Mr. Doll has been President and a member of
                              the Board of the funds advised by MLIM and its
                              affiliates since 2005.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS ALL CAP PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Capital appreciation through investment in securities which the Portfolio Manager believes have above-average capital appreciation potential.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio Manager believes are undervalued in the marketplace. While the Portfolio Manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Portfolio Manager believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks. The Portfolio may invest in foreign securities including emerging market issues. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Portfolio Manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Portfolio Manager looks for a positive catalyst in the company's near term outlook which the Portfolio Manager believes will accelerate earnings or improve the value of the company's assets. The Portfolio Manager also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, the Portfolio Manager looks for:

     -    Low market valuations measured by its valuation models; and

     -    Positive changes in earnings prospects because of factors such as:

             -    New, improved or unique products and services;

             -    New or rapidly expanding markets for the company's products;

             -    New management;

             - Changes in the economic, financial, regulatory or political environment particularly affecting the company;

             -    Effective research, product development and marketing; and

             -    A business strategy not yet recognized by the marketplace.

The Portfolio may also invest a portion of its assets in debt securities and cash equivalents. The Portfolio may borrow up to 15% of its total assets and may lend portfolio securities to generate income. The Portfolio may also invest in derivatives to seek income or gain or for hedging purposes.


The Portfolio may invest in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.


The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK

                              EMERGING MARKETS RISK

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

        ING SALOMON BROTHERS ALL CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001      1.55
2002    (25.83)
2003     38.36
2004      7.48

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the Russell 3000(R) Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                         02/01/00
                              1 YEAR    (INCEPTION)
Class S Return                  7.48%      5.68%
Russell 3000(R) Index          11.95%     (0.38)%


                                  BEST QUARTER


Quarter Ended 6/30/2003             21.12%


                                  WORST QUARTER


Quarter Ended 9/30/2002            (21.73)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations February 1, 2000, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:


NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
John G. Goode                 Managing Director, SaBAM

                              Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969.

Peter J. Hable                Managing Director, SaBAM

                              Mr. Hable has been employed by Citigroup Inc. and its predecessor firms since 1983.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS INVESTORS PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities, and may also invest in securities of foreign issuers including emerging market issuers. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

The Portfolio Manager focuses on companies that meet one or more of the following criteria:

     - Share prices that appear to be temporarily oversold or do not reflect positive company developments;

     - Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis;

     - Special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

     - Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.


From time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may invest up to 10% of its total assets in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Portfolio may invest a portion of its assets in debt securities, including high-yield debt securities, and in cash equivalents. The Portfolio may borrow up to 5% of its total assets and lend up to 33 1/3% of its total assets.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                              DEBT SECURITIES RISK

                              EMERGING MARKETS RISK

                              GROWTH INVESTING RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                                   SECTOR RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

       ING SALOMON BROTHERS INVESTORS PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001     (4.62)
2002    (23.25)
2003     30.81
2004      9.54

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Standard & Poor's 500/Barra Value Index ("S&P/Barra Value Index") and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P/Barra Value Index is an unmanaged index designed to track a value investing style consisting of those S&P 500 Index companies that have higher book-to-price risk index factor exposures and, as a consequence, higher book-to-price ratios. The S&P/Barra Value index tends to be more heavily weighted in the energy and financial sectors than the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Portfolio Manager has determined that both indices will be used for comparative purposes. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                  02/01/00
                                      1 YEAR     (INCEPTION)
Class S Shares                         9.54%         3.66%
S&P/Barra Value Index                 15.71%         3.20%
S&P 500 Index                         10.88%        (1.31)%


                                  BEST QUARTER


Quarter Ended 6/30/2003                             19.48%


                                  WORST QUARTER


Quarter Ended 9/30/2002                            (21.52)%



(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on February 1, 2000, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.


MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Mark J. McAllister, CFA          Managing Director since December 2003.

                                 Formerly, Director and Equity Analyst with
                                 SaBAM from August 1999 through December 2003.

                                 Executive Vice President and Portfolio Manager at JLW Capital Management Inc. from March 1998 to May 1999.

Robert Feitler                   Director with SaBAM since 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Over the long term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The Portfolio may invest up to 25% of its net assets in foreign equity securities.

The Portfolio's common stocks generally fall into one of two categories:

     - the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and

     - the smaller category is composed of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

     (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., and Government Reserve Investment Funds, Inc., internally managed money market funds of T. Rowe Price;

     (2)  U.S. government obligations;

     (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;

     (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; and

     (5)  repurchase agreements.

The Portfolio may lend its securities and may also borrow securities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                 ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                             SPECIAL SITUATIONS RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares, from year-to-year.

[CHART]

  ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995    20.39
1996    15.96
1997    14.88
1998     5.52
1999     6.55
2000    21.57
2001     9.53
2002     0.13
2003    24.79
2004    16.28

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Lehman Brothers U.S. Government/Credit Bond Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. Performance is also compared to a composite index. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                     1 YEAR        5 YEARS        10 YEARS
                                              (OR LIFE OF CLASS)
ADV CLASS RETURN                      16.28%        19.15%            N/A
S&P 500 Index                         10.88%        10.88%(3)         N/A
Lehman Brothers U.S.
  Government/Credit
  Bond Index                           4.19%         4.19%(3)         N/A
60% S&P 500/40%
  Lehman Index                         8.30%         8.30%(3)         N/A
CLASS S RETURN                        16.21%        14.12%          13.33%
S&P 500 Index                         10.88%        (2.30)%         12.07%
Lehman Brothers U.S.
  Government/Credit
  Bond Index                           4.19%         8.06%           7.80%
60% S&P 500/40%
  Lehman Index                         8.30%         1.98%          10.66%


                                  BEST QUARTER


Quarter Ended 6/30/03                                               12.43%


                                  WORST QUARTER


Quarter Ended 9/30/02                                               (7.60)%


(1) The performance information presented above is as of December 31 for each year or period. The bar chart figure shown for 2004 provides performance for ADV Class shares of the Portfolio, which commenced operations on December 16, 2003. The bar chart figures shown for prior years provide performance for Class S shares, revised to reflect the higher expenses of ADV Class shares. The performance table above reflects the returns for both ADV Class and Class S shares; the Class S shares are also revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

(3) Index returns for ADV Class shares are for the period beginning January 1, 2004.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed over $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Stephen W. Boesel                Mr. Boesel is the Committee Chair of the
                                 Investment Advisory Committee that manages the
                                 Portfolio. He works with the Committee in
                                 developing and executing the Portfolio's
                                 investment program. Mr. Boesel has been
                                 Chairman of the Committee since August 2001 and
                                 he has been managing investments since joining
                                 T. Rowe Price in 1973.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Substantial dividend income as well as long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Portfolio Manager generally looks for companies with the following:

     -    an established operating history;

     - above-average dividend yield relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index");

     -    low price/earnings ratio relative to the S&P 500 Index;

     -    a sound balance sheet and other positive financial characteristics;
          and

     - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc. and Government Reserve Investment Funds, Inc., internally managed money market funds of T. Rowe Price.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                         OTHER INVESTMENT COMPANIES RISK

                             SECURITIES LENDING RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

     ING T. ROWE PRICE EQUITY INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995    18.53
1996     8.39
1997    17.05
1998     7.87
1999    (1.08)
2000    12.54
2001     1.00
2002   (13.49)
2003    24.74
2004    14.50

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                     1 YEAR        5 YEARS       10 YEARS
Class S Return                        14.50%         2.04%         8.48%
S&P 500 Index                         10.88%        (2.30)%       12.07%


                                  BEST QUARTER


Quarter Ended 6/30/2003                                           16.70%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                          (17.53)%


(1) ADV Class shares commenced operations January 15, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed over $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Brian Rogers                     Mr. Rogers is the Committee Chair of the
                                 Investment Advisory Committee that manages the
                                 Portfolio. He works with the Committee in
                                 developing and executing the Portfolio's
                                 investment program. Mr. Rogers has been
                                 Chairman of the Committee since March 1999 and
                                 he has been managing investments since joining
                                 T. Rowe Price in 1982.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO


PORTFOLIO MANAGER

UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE

Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager allocates the Portfolio's assets among the following classes, or types of investments: stocks, bonds, and short-term money market debt obligations. The stock class includes equity securities of all types, and the Portfolio Manager may purchase small, medium or large capitalization equity securities. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.

The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. Within the equity portion of the Portfolio, the Portfolio Manager generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

In selecting fixed income securities, the Portfolio Manager uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Portfolio Manager considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The fixed income securities in which the Portfolio may invest will not have a maximum maturity limitation. The Portfolio may invest in both investment grade and high yield (lower-rated securities), or if unrated, determined to be of comparable quality by the Portfolio Manager.

The Portfolio Manager's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Portfolio Manager manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

The Portfolio Manager may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risk of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include charges or expenses imposed by a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

         ING UBS U.S. ALLOCATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001     (6.86)
2002    (15.07)
2003     17.63
2004     10.54

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of four indices: the Russell 3000(R) Index, the Lehman U.S. Aggregate Bond Index, the Merrill Lynch High Yield Cash Pay Index, and the 65% Russell 3000(R)/30% Lehman U.S. Aggregate Bond/5% Merrill Lynch High Yield Cash Pay Index. The Russell 3000(R) Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset backed securities with maturities of at least one year. The Merrill Lynch High Yield Cash Pay Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States. The inception date of the Merrill Lynch High Yield Cash Pay Index is October 31, 1984. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                  10/02/00
                                                    1 YEAR       (INCEPTION)
Class S Return                                       10.54%        (0.78)%
Russell 3000(R) Index                                11.95%        (1.76)%(3)
Lehman U.S. Aggregate Bond Index                      4.34%         7.38%(3)
Merrill Lynch High Yield Cash Pay Index              10.76%         8.62%(3)
65% Russell 3000/30% Lehman
  U.S. Aggregate Bond/5% Merrill Lynch
  High Yield Cash Pay Index                          10.49%        (0.11)%(3)


                                  BEST QUARTER


Quarter Ended 6/30/2003                                            10.69%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                           (11.10)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations October 2, 2000, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) UBS Global Asset Management (Americas) Inc. has managed the Portfolio since May 1, 2002. Performance prior to this date is attributable to a different portfolio manager.

(3)  Index returns are for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


UBS is the Portfolio Manager. UBS is a registered investment adviser principally located at One North Wacker Drive, Chicago, Illinois 60606. As of December 31, 2004, UBS had approximately $61.3 billion in assets under management.


UBS is an indirect wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Brian D. Singer                  Mr. Singer is the lead portfolio manager for
                                 the Portfolio and has been employed by UBS
                                 since 1990. During the past five years, he has
                                 served as the Chief Investment Officer and
                                 Managing Director.



UBS' investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Singer has access to certain members of the U.S. Allocation investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the Portfolio. Mr. Singer, as coordinator, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus borrowings for investment purposes). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio invests primarily in growth-oriented companies. The Portfolio may invest, to a limited extent, in foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio Manager emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Portfolio Manager seeks those companies with the potential for strong free cash flow and compelling business strategies.


Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio's investments.


The Portfolio generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. The portfolio management team focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The portfolio management team continually and rigorously studies company developments including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The portfolio management team generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risk of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

        ING VAN KAMPEN EQUITY GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003      23.22
2004       6.97

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Russell 1000(R) Growth Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                  05/01/02
                                                    1 YEAR       (INCEPTION)
Class S Return                                        6.97%         1.42%
Russell 1000(R) Growth Index                          6.30%         4.05%
S&P 500 Index                                        10.88%         6.40%


                                  BEST QUARTER


Quarter Ended 6/30/2003                                            11.99%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                           (17.20)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2002, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Dennis Lynch                     Mr. Lynch, Managing Director, joined Van Kampen
                                 in 1997 and has nine years of investment
                                 industry experience. Mr. Lynch is the
                                 Portfolio's lead portfolio manager.

David Cohen                      Mr. Cohen, Managing Director, joined Van Kampen
                                 in 1993 and has sixteen years of investment
                                 industry experience. Mr. Cohen serves as the
                                 co-portfolio manager and works collaboratively
                                 with other team members to manage the
                                 Portfolio.

Sam Chainani, CFA                Mr. Chainani, Executive Director, joined Van
                                 Kampen in 1996 and has nine years of investment
                                 industry experience. Mr. Chainani serves as the
                                 co-portfolio manager and works collaboratively
                                 with other team members to manage the
                                 Portfolio.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in at least 65% of its total assets securities of issuers from at least three different countries, which may include the United States.

The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may fail to produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information about other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

       ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003    25.81
2004    12.29

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Morgan Stanley Capital International World Index(SM) ("MSCI World Index"). The MSCI World Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It is not possible to invest directly in the MSCI World Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                  05/01/02
                                                     1 YEAR      (INCEPTION)
Class S Returns                                      12.29%         9.01%
MSCI World Index                                     15.25%         9.63%


                                  BEST QUARTER


Quarter Ended 12/31/2003                                           15.41%


                                  WORST QUARTER


Quarter Ended 9/30/2004                                            (4.59)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year or period and reflect the returns of the Portfolio's Class S shares, which commenced operations May 1, 2002, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. has entered into a sub-portfolio management agreement with a MSIM Inc.-affiliated entity, Morgan Stanley Investment Limited ("MSIML") so that MSIM may utilize MSIML's services and delegate some of its portfolio management responsibilities to MSIML. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Hassan Elmasry                   Mr. Elmasry, Managing Director, joined Van
                                 Kampen in 1995 and has managed the Portfolio
                                 since April 2002. He has twenty-one years of
                                 investment industry experience and is the lead
                                 manager of the Global Franchise Strategy. As
                                 lead portfolio manager, Mr. Elmasry has
                                 ultimate responsibility for stock selection and
                                 portfolio construction.

Ewa Borowska                     Ms. Borowska, Executive Director, joined Van
                                 Kampen in 2003. Ms. Borowska serves as a
                                 portfolio specialist whose primary focus is
                                 institutional client service and business
                                 management. She worked for Morgan Stanley
                                 Investment Banking from 1998 - 2003.

Paras Dodhia                     Mr. Dodhia, Vice President, joined Van Kampen
                                 in 2002 and has four years of investment
                                 experience. He worked for JPMorgan Chase from
                                 2002 - 2002 as an Equity Analyst and for Oliver
                                 Wyman & Company from 1998 - 2000.

Michael Allison                  Mr. Allison, Vice President, joined Van Kampen
                                 in 2000 and has managed the Portfolio since
                                 February 2005. He serves as a research analyst
                                 for the Portfolio and has six years of
                                 investment experience.

Jayson Vowles                    Mr. Vowles, Analyst, joined Van Kampen in 2003
                                 and has managed the Portfolio since 2003. He
                                 serves as a research analyst for the Portfolio
                                 and has three years of investment experience.
                                 Prior to 2003, Mr. Vowles worked for Goldman
                                 Sachs International as an associate, modeling
                                 fixed-income derivatives.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY


Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc. A more complete description of security ratings is contained in the Statement of Additional Information.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

     ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995     30.61
1996     20.22
1997     29.37
1998     13.75
1999     15.47
2000     (2.44)
2001    (12.26)
2002    (15.05)
2003     27.43
2004     13.41

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000(R) Index. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                     1 YEAR        5 YEARS       10 YEARS
Class S Return                        13.41%         0.80%         10.63%
S&P 500 Index                         10.88%        (2.30)%        12.07%
Russell 1000(R) Index                 11.40%        (1.76)%        12.16%


                                  BEST QUARTER


Quarter Ended 12/31/1998                                           17.14%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                           (18.08)%


(1) ADV Class shares commenced operations February 22, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including in its roles as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
James A. Gilligan, CFA           Mr. Gilligan, Managing Director, joined Van
                                 Kampen in 1985 and is a member of the Equity
                                 Income Team. He is the lead portfolio manager
                                 and is responsible for the execution of the
                                 overall strategy of the Portfolio. Mr. Gilligan
                                 has managed the Portfolio since 2002.

James O. Roeder                  Mr. Roeder, Executive Director, joined Van
                                 Kampen in 1999 and is a member of the Equity
                                 Income Team. He has managed the Portfolio since
                                 2002.

Thomas Bastian, CFA              Mr. Bastian, Vice President, is a member of the
                                 Equity Income Team. Prior to joining Van Kampen
                                 in 2003, he was a co-portfolio manager at
                                 Raymond James Financial (Eagle Asset
                                 Management). He has managed the Portfolio since
                                 2003.

Sergio Marcheli                  Mr. Marcheli, Vice President and portfolio
                                 manager for the Separately Managed Account
                                 Strategies, joined Van Kampen in 2003. He has
                                 managed the Portfolio since 2003. Prior to
                                 2003, he was a portfolio specialist at Van
                                 Kampen.

Vincent Vizachero                Mr. Vizachero, Vice President, joined Van
                                 Kampen in 2001 and has managed the Portfolio
                                 since 2002. Prior to 2001, Mr. Vizachero was an
                                 analyst at Fidelity.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Capital appreciation. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies in the United States real estate industry. A company is considered to be in the United States real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The Portfolio may invest more than 25% of its assets in any of the above sectors.

The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

The Portfolio also may invest in:

     - equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry;

     - financial institutions which issue or service mortgages, not to exceed 25% of total assets;

     - securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued;

     - high yield debt securities and convertible bonds, not to exceed 20% of total assets;

     -    mortgage- and asset-backed securities; and

     -    covered options on securities and stock indexes.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                           INDUSTRY CONCENTRATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                                    REIT RISK
                                   SECTOR RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's Class S shares' historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares, from year-to-year.

[CHART]

        ING VAN KAMPEN REAL ESTATE PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995     16.18
1996     34.85
1997     22.38
1998    (13.75)
1999     (4.15)
2000     30.56
2001      7.77
2002     (0.16)
2003     37.25
2004     37.30

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance, revised to reflect the higher expenses of ADV Class shares, to that of the Dow Jones Wilshire Real Estate Securities Index. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. It is not possible to invest directly in the Dow Jones Wilshire Real Estate Securities Index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                          1 YEAR        5 YEARS      10 YEARS
Class S Return                             37.30%        21.54%        15.45%
Dow Jones Wilshire Real Estate
  Securities Index                         34.81%        22.32%        15.10%


                                  BEST QUARTER


Quarter Ended 12/31/2004                                               19.80%


                                  WORST QUARTER


Quarter Ended 9/30/2002                                               (10.31)%


(1) ADV Class shares had not commenced operations in 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart and performance table above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of ADV Class shares. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.

(2) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of over approximately $431 billion.

The following person is primarily responsible for the management of the
Portfolio:



NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
----                             ---------------------------------------
Theodore R. Bigman               Mr. Bigman, Managing Director, joined Van
                                 Kampen in 1995 and has seventeen years of
                                 investment experience. He is Head of Global
                                 Real Estate, responsible for Morgan Stanley
                                 Investment Management's real estate securities
                                 investment management business. Mr. Bigman is
                                 the Portfolio's lead portfolio manager and has
                                 managed the Portfolio since 2001.



Mr. Bigman is supported by a team of five research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Other charges may apply at the separate account level. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                ADV CLASS SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                          DISTRIBUTION                          TOTAL       WAIVERS,       TOTAL NET
                                               MANAGEMENT   (12b-1)    SHAREHOLDER  OTHER     OPERATING  REIMBURSEMENTS,   OPERATING
                                                  FEE        FEE(2)    SERVICE FEE EXPENSES(3) EXPENSES  AND RECOUPMENTS(2) EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                  0.66%       0.50%       0.25%     0.01%       1.42%      (0.15)%         1.27%(4)
ING Alliance Mid Cap Growth Portfolio             0.77%       0.50%       0.25%     0.01%       1.53%      (0.15)%         1.38%(4)
ING Capital Guardian Managed Global Portfolio     1.00%       0.50%       0.25%     0.01%       1.76%      (0.15)%         1.61%(4)
ING Capital Guardian Small/Mid Cap Portfolio      0.66%       0.50%       0.25%     0.01%       1.42%      (0.15)%         1.27%(4)
ING Capital Guardian U.S. Equities Portfolio      0.74%       0.50%       0.25%     0.01%       1.50%      (0.15)%(5)      1.35%(4)
ING FMR(SM) Diversified Mid Cap Portfolio         0.75%       0.50%       0.25%     0.01%       1.51%      (0.15)%         1.36%
ING FMR(SM) Earnings Growth Portfolio             0.62%       0.50%       0.25%     0.15%(6)    1.52%      (0.17)%(7)      1.35%
ING Global Resources Portfolio                    0.66%       0.50%       0.25%       --%       1.41%      (0.15)%         1.26%
ING Goldman Sachs Tollkeeper(SM) Portfolio        1.35%       0.50%       0.25%     0.01%       2.11%      (0.36)%(7)      1.75%
ING Jennison Equity Opportunities Portfolio       0.66%       0.50%       0.25%     0.01%       1.42%      (0.15)%         1.27%(4)
ING Mercury Focus Value Portfolio                 0.80%       0.50%       0.25%       --%       1.55%      (0.20)%(5)      1.35%
ING Mercury Large Cap Growth Portfolio            0.80%       0.50%       0.25%       --%       1.55%      (0.20)%(5)      1.35%
ING Salomon Brothers All Cap Portfolio            0.74%       0.50%       0.25%     0.01%       1.50%      (0.15)%         1.35%(4)
ING Salomon Brothers Investors Portfolio          0.74%       0.50%       0.25%     0.01%       1.50%      (0.15)%         1.35%
ING T. Rowe Price Capital Appreciation
  Portfolio                                       0.66%       0.50%       0.25%     0.01%       1.42%      (0.15)%         1.27%(4)
ING T. Rowe Price Equity Income Portfolio         0.66%       0.50%       0.25%     0.01%       1.42%      (0.15)%         1.27%(4)
ING UBS U.S. Allocation Portfolio                 0.75%       0.50%       0.25%     0.01%       1.51%      (0.17)%(5)      1.34%
ING Van Kampen Equity Growth Portfolio            0.65%       0.50%       0.25%       --%       1.40%      (0.15)%         1.25%
ING Van Kampen Global Franchise Portfolio         1.00%       0.50%       0.25%       --%       1.75%      (0.15)%         1.60%
ING Van Kampen Growth and Income Portfolio        0.66%       0.50%       0.25%     0.01%       1.42%      (0.15)%         1.27%(4)
ING Van Kampen Real Estate Portfolio              0.66%       0.50%       0.25%       --%       1.41%      (0.15)%         1.26%



(1) This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. Because the ADV Class shares for ING AIM Mid Cap Growth, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small/Mid Cap, ING Capital Guardian U.S. Equities, ING FMR(SM) Diversified Mid Cap, ING Goldman Sachs Tollkeeper(SM), ING Jennison Equity Opportunities, ING Mercury Focus Value, ING Salomon Brothers All Cap, ING Salomon Brothers Investors, ING UBS U.S. Allocation, ING Van Kampen Equity Growth, ING Van Kampen Global Franchise, and ING Van Kampen Real Estate Portfolios had not commenced operations as of December 31, 2004, expenses are based on the Portfolios' actual operating expenses for Class S shares, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc., as Adviser to each Portfolio, has agreed. Operating expenses for ING Mercury Large Cap Growth Portfolio are estimated based upon actual operating expenses for Class S shares because ADV Class shares had less than one year of operations as of December 31, 2004. Operating expenses for ING FMR(SM) Earnings Growth Portfolio are estimated because it had not commenced operations as of December 31, 2004. Effective January 1, 2005, the management fee structure for ING Capital Guardian Managed Global Portfolio was revised.


(2) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for ADV Class shares of the Portfolios, so that the actual fee paid by a Portfolio is at an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

(3) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING FMR(SM) Earnings Growth Portfolio) and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Service and Distribution Plan

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

     for the ADV Class shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.


(4) A portion of the brokerage commissions that ING AIM Mid Cap Growth, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small/Mid Cap, ING Capital Guardian U.S. Equities, ING Jennison Equity Opportunities, ING Salomon Brothers All Cap, ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2004 would have been 1.22%, 1.32%, 1.61%, 1.26%, 1.34%, 1.23%, 1.32%, 1.26%, 1.26%, and 1.25%,
     respectively. This arrangement may be discontinued at any time.

(5) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING Capital Guardian U.S. Equities, ING Mercury Focus Value, ING Mercury Large Cap Growth, and ING UBS U.S. Allocation Portfolios. Based upon net assets as of December 31, 2004, the management fee waiver for these Portfolios would equal 0.00%, 0.05%, 0.05%, and 0.02%, respectively. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.

(6) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING FMR(SM) Earnings Growth Portfolio. "Other Expenses" for ING FMR(SM) Earnings Growth Portfolio are estimated because it did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

(7) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING FMR(SM) Earnings Growth and ING Goldman Sachs Tollkeeper(SM) Portfolios under which it will limit expenses of these Portfolios excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." This amount also includes the 0.15% distribution fee waiver which footnote 2 explains in more detail. The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. Further, regarding ING Goldman Sachs Tollkeeper(SM) Portfolio, DSI has voluntarily agreed to waive its rights to recoupment for the period from January 1, 2005 through December 31, 2005.

EXAMPLE. This Example is intended to help you compare the cost of investing in the ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the ADV Class shares operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                             $    129   $    435   $    762   $  1,689
ING Alliance Mid Cap Growth Portfolio                        $    140   $    469   $    820   $  1,811
ING Capital Guardian Managed Global Portfolio                $    164   $    540   $    940   $  2,061
ING Capital Guardian Small/Mid Cap Portfolio                 $    129   $    435   $    762   $  1,689
ING Capital Guardian U.S. Equities Portfolio                 $    137   $    459   $    804   $  1,778
ING FMR(SM) Diversified Mid Cap Portfolio                    $    138   $    462   $    810   $  1,789
ING FMR(SM) Earnings Growth Portfolio                        $    137   $    464   $    813   $  1,798
ING Global Resources Portfolio                               $    128   $    431   $    757   $  1,678
ING Goldman Sachs Tollkeeper(SM) Portfolio                   $    178   $    626   $  1,101   $  2,413
ING Jennison Equity Opportunities Portfolio                  $    129   $    435   $    762   $  1,689
ING Mercury Focus Value Portfolio                            $    137   $    470   $    826   $  1,829
ING Mercury Large Cap Growth Portfolio                       $    137   $    470   $    826   $  1,829
ING Salomon Brothers All Cap Portfolio                       $    137   $    459   $    804   $  1,778
ING Salomon Brothers Investors Portfolio                     $    137   $    459   $    804   $  1,778
ING T. Rowe Price Capital Appreciation Portfolio             $    129   $    435   $    762   $  1,689
ING T. Rowe Price Equity Income Portfolio                    $    129   $    435   $    762   $  1,689
ING UBS U.S. Allocation Portfolio                            $    136   $    461   $    808   $  1,787
ING Van Kampen Equity Growth Portfolio                       $    127   $    428   $    752   $  1,667
ING Van Kampen Global Franchise Portfolio                    $    163   $    536   $    935   $  2,050
ING Van Kampen Growth and Income Portfolio                   $    129   $    435   $    762   $  1,689
ING Van Kampen Real Estate Portfolio                         $    128   $    431   $    757   $  1,678


The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A Portfolio may allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio that uses a market, sector or assets allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


BORROWING AND LEVERAGE RISK. Each Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a Portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Portfolio Manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"). This means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.


EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INDUSTRY CONCENTRATION RISK. When a Portfolio invests primarily in securities of companies in a particular industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.


INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

INVESTMENT BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.


IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a Portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.


RESTRICTED AND ILLIQUID SECURITIES RISK. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Portfolio Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


SECTOR RISK. A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a Portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.


SOVEREIGN DEBT RISK. Sovereign debt securities are issued or guaranteed by foreign government entities. Investments in sovereign debt securities are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.


--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Goldman Sachs Tollkeeper Portfolio may invest, for temporary defensive purposes, more significantly in U.S. government securities, repurchase agreements collateralized by by U.S. government securities, CD's, bankers' acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a maturity of less than one year. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING FMR(SM) Earnings Growth Portfolio). DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. For these Portfolios, DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING FMR(SM) Earnings Growth Portfolio), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING FMR(SM) Earnings Growth Portfolio. The administrative services performed by ING Funds Services on behalf of DSI and ING FMR(SM) Earnings Growth Portfolio directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into ADV Class, Institutional Class, Service Class, and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV Class shares are offered by this Prospectus. ADV Class shares are not subject to any sales loads.

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

The Trust has entered into a Shareholder Service and Distribution Plan ("Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including DSI) and other financial intermediaries and plan administrators ("financial service firms") The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% shareholder service fee and at 0.50% distribution fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


SERVICES BY FINANCIAL SERVICE FIRMS

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Qualified Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms also may perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge Qualified Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Qualified Plans may charge plan participants for certain expenses. A firm or a Qualified Plan may be paid for its services directly by the Portfolios or DSI. These fees and additional amounts could reduce an investment return in ADV Class shares of the Portfolios. Financial service firms and Qualified Plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS


Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if the Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts form the Portfolio or a Qualified Plan, investment company or other permitted investor might be

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies an procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G. the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and with the NASD as a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.


DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for the Portfolios, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                               FEE PAID TO DSI DURING 2004
                                                            (AS A PERCENTAGE OF AVERAGE NET
    PORTFOLIO                                                         ASSETS)(1)
    ---------------------------------------------------------------------------------------
    ING AIM Mid Cap Growth Portfolio                                    0.66%
    ING Alliance Mid Cap Growth Portfolio                               0.77%
    ING Capital Guardian Managed Global Portfolio                       1.00%
    ING Capital Guardian Small/Mid Cap Portfolio                        0.66%
    ING Capital Guardian U.S. Equities Portfolio                        0.74%
    ING FMR(SM) Diversified Mid Cap Portfolio                           0.75%
    ING Global Resources Portfolio                                      0.66%
    ING Goldman Sachs Tollkeeper(SM) Portfolio                          1.35%
    ING Jennison Equity Opportunities Portfolio                         0.66%
    ING Mercury Focus Value Portfolio                                   0.80%
    ING Mercury Large Cap Growth Portfolio                              0.80%
    ING Salomon Brothers All Cap Portfolio                              0.74%
    ING Salomon Brothers Investors Portfolio                            0.74%
    ING T. Rowe Price Capital Appreciation Portfolio                    0.66%
    ING T. Rowe Price Equity Income Portfolio                           0.66%
    ING UBS U.S. Allocation Portfolio                                   0.75%
    ING Van Kampen Equity Growth Portfolio                              0.65%
    ING Van Kampen Global Franchise Portfolio                           1.00%
    ING Van Kampen Growth and Income Portfolio                          0.66%
    ING Van Kampen Real Estate Portfolio                                0.66%


(1) DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


     - Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

     -    Securities of an issuer that has entered into a restructuring;

     -    Securities whose trading has been halted or suspended;

     - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

     -    Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.


When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios distribute their net investment income, if any, on their outstanding shares annually. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.


Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.


If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each of the Portfolio's ADV Class shares' financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2004 and 2003, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.

Because the ADV Class shares of ING AIM Mid Cap Growth, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small Cap, ING Capital Guardian U.S. Equities, ING FMR(SM) Diversified Mid Cap, ING Global Resources, ING Goldman Sachs Tollkeeper, ING Jennison Equity Opportunities, ING Mercury Focus Value, ING Salomon Brothers All Cap, ING Salomon Brothers Investors, ING UBS U.S. Allocation, ING Van Kampen Equity Growth, ING Van Kampen Global Franchise, and ING Van Kampen Real Estate Portfolios, had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are presented for Service Class ("Class S") shares of these Portfolios. Because ING FMR(SM) Earnings Growth Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), audited financial highlights are not available.

ING AIM MID CAP GROWTH PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                              2004          2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      12.96          8.99         13.16         16.72         19.95
 Income (loss) from investment operations:
 Net investment loss                                      $      (0.06)        (0.04)        (0.06)        (0.08)        (0.02)
 Net realized and unrealized gain (loss) on investments   $       1.04          4.01         (4.11)        (3.46)        (2.52)
 Total from investment operations                         $       0.98          3.97         (4.17)        (3.54)        (2.54)
 Less distributions from:
 Net investment income                                    $         --            --            --            --            --
 Net realized gain on investments                         $         --            --            --          0.02          0.69
 Total distributions                                      $         --            --            --          0.02          0.69
 Net asset value, end of year                             $      13.94         12.96          8.99         13.16         16.72
 TOTAL RETURN                                             %       7.56         44.16        (31.69)       (21.17)       (12.45)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                          $    234,117       230,255       145,379       269,805       374,614
 Ratios to average net assets:
 Net expenses after brokerage commission recapture        %       0.87          0.86          0.90          0.95          0.95
 Gross expenses prior to brokerage commission recapture   %       0.92          0.94          0.95          0.95          0.95
 Net investment loss                                      %      (0.47)        (0.37)        (0.52)        (0.53)        (0.19)
 Portfolio turnover rate                                  %        171           214           188           200           219



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING ALLIANCE MID CAP GROWTH PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                              2004          2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      14.90          8.92         12.75         14.78         18.52
 Income (loss) from investment operations:
 Net investment loss                                      $      (0.12)        (0.07)        (0.07)        (0.07)        (0.07)
 Net realized and unrealized gain (loss) on investments   $       3.03          6.05         (3.76)        (1.96)        (3.14)
 Total from investment operations                         $       2.91          5.98         (3.83)        (2.03)        (3.21)
 Less distributions from:
 Net investment income                                    $         --            --            --            --            --
 Net realized gain on investments                         $         --            --            --            --          0.53
 Return of capital                                        $         --            --            --            --          0.00*
 Total distributions                                      $         --            --            --            --          0.53
 Net asset value, end of year                             $      17.81         14.90          8.92         12.75         14.78
 TOTAL RETURN(2)                                          %      19.53         67.04        (30.04)       (13.73)       (17.12)
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of year (000's)                          $    664,525       528,029       288,770       468,567       562,549
 Ratios to average net assets:
 Net expenses after brokerage commission recapture        %       0.97          0.99          1.02          1.01          0.99
 Gross expenses prior to brokerage commission recapture   %       1.03          1.04          1.05          1.01          0.99
 Net investment income (loss)(3)                          %      (0.79)        (0.68)        (0.69)        (0.53)        (0.45)
 Portfolio turnover rate                                  %        126           111           159           211            59



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
*   Amount is less than $0.01.


ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO


                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                              2004          2003         2002(1)        2001         2000(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      11.30          8.29         10.40         11.82         19.96
 Income (loss) from investment operations:
 Net investment income (loss)                             $       0.05          0.03          0.02          0.00*           --
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                   $       1.19          2.98         (2.12)        (1.41)        (3.13)
 Total from investment operations                         $       1.24          3.01         (2.10)        (1.41)        (3.13)
 Less distributions from:
 Net investment income                                    $       0.06            --          0.00*         0.01          0.02
 Return of capital                                        $         --            --          0.01            --            --
 Net realized gain on investments                         $         --            --            --            --          4.99
 Total distributions                                      $       0.06            --          0.01          0.01          5.01
 Net asset value, end of year                             $      12.48         11.30          8.29         10.40         11.82
 TOTAL RETURN(3)                                          %      10.95         36.31        (20.18)       (11.91)       (14.56)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                          $    389,945       358,796       226,961       255,251       232,963
 Ratios to average net assets:
 Net expenses after brokerage commission recapture        %       1.26          1.25          1.25          1.26          1.25
 Gross expenses prior to brokerage commission recapture   %       1.26          1.26          1.26          1.26          1.25
 Net investment income (loss)                             %       0.45          0.38          0.20         (0.01)         0.05
 Portfolio turnover rate                                  %         28            23            36            30           109



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the ING Capital Guardian Managed Global Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*   Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                              2004          2003         2002(1)        2001         2000(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      10.99          7.84         10.53         10.71         23.44
 Income (loss) from investment operations:
 Net investment income (loss)                             $       0.02          0.02          0.02          0.01          0.04
 Net realized and unrealized gain (loss) on investments   $       0.80          3.14         (2.70)        (0.18)        (5.05)
 Total from investment operations                         $       0.82          3.16         (2.68)        (0.17)        (5.01)
 Less distributions from:
 Net investment income                                    $       0.02          0.01          0.01          0.01          0.03
 Net realized gain on investments                         $         --            --            --            --          7.69
 Total distributions                                      $       0.02          0.01          0.01          0.01          7.72
 Net asset value, end of year                             $      11.79         10.99          7.84         10.53         10.71
 TOTAL RETURN(3)                                          %       7.48         40.36        (25.43)        (1.56)       (18.17)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                          $    567,903       573,425       365,177       516,009       461,106
 Ratio to average net assets:
 Net expenses after brokerage commission recapture        %       0.91          0.93          0.94          0.95          0.95
 Gross expenses prior to brokerage commission recapture   %       0.92          0.94          0.95          0.95          0.95
 Net investment income                                    %       0.20          0.28          0.28          0.16          0.21
 Portfolio turnover rate                                  %         41            40            40            42           116



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the ING Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                                                   FEBRUARY 1,
                                                                         YEAR ENDED DECEMBER 31,                   2000(1) TO
                                                          ------------------------------------------------------  DECEMBER 31,
                                                              2004          2003         2002(2)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      10.58          7.74         10.18         10.58         10.00
 Income (loss) from investment operations:
 Net investment income                                    $       0.05          0.02          0.03          0.01          0.03
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                   $       0.93          2.82         (2.45)        (0.39)         0.65
 Total from investment operations                         $       0.98          2.84         (2.42)        (0.38)         0.68
 Less distributions from:
 Net investment income                                    $       0.02          0.00*         0.02          0.02          0.02
 Net realized gain on investments                         $         --            --            --          0.00*         0.08
 Total distributions                                      $       0.02            --          0.02          0.02          0.10
 Net asset value, end of year                             $      11.54         10.58          7.74         10.18         10.58
 TOTAL RETURN(3)                                          %       9.27         36.75        (23.79)        (3.62)         6.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                          $    662,965       575,864       301,376       282,049       113,206
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)     %       0.99          0.99          0.99          1.01          1.00
 Gross expenses prior to brokerage commission
 recapture(4)                                             %       1.00          1.00          1.01          1.01          1.00
 Net investment income(4)                                 %       0.44          0.30          0.33          0.17          0.60
 Portfolio turnover rate                                  %         23            21            27            29            22



(1) Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.
*   Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                                                   OCTOBER 2,
                                                                         YEAR ENDED DECEMBER 31,                   2000(1) TO
                                                          ------------------------------------------------------  DECEMBER 31,
                                                              2004          2003         2002(2)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $       9.89          7.41          9.21          9.89         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                             $      (0.03)         0.02          0.03          0.02          0.04
 Net realized and unrealized gain (loss) on investments   $       2.41          2.46         (1.81)        (0.68)        (0.13)
 Total from investment operations                         $       2.38          2.48         (1.78)        (0.66)        (0.09)
 Less distributions from:
 Net investment income                                    $       0.01          0.00*         0.02          0.02          0.02
 Total distributions                                      $       0.01            --          0.02          0.02          0.02
 Net asset value, end of period                           $      12.26          9.89          7.41          9.21          9.89
 TOTAL RETURN(3)                                          %      24.10         33.47        (19.34)        (6.64)        (0.87)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $    252,605       163,668        91,198        58,712        13,834
 Ratios to average net assets:
 Expenses(4)                                              %       1.01          1.00          1.01          1.01          1.00
 Net investment income(4)                                 %      (0.30)         0.32          0.33          0.47          1.70
 Portfolio turnover rate                                  %        151            93           106            89            20



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2) Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.
*   Amount is less than $0.01.

ING GLOBAL RESOURCES PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                            2004(1)         2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      14.89          9.81          9.79         11.14         11.76
 Income (loss) from investment operations:
 Net investment income                                    $       0.20          0.16          0.16          0.19          0.01
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                   $       0.75          4.96         (0.08)        (1.54)        (0.57)
 Total from investment operations                         $       0.95          5.12          0.08         (1.35)        (0.56)
 Less distributions from:
 Net investment income                                    $       0.13          0.04          0.06            --          0.05
 Return of capital                                        $         --            --            --            --          0.01
 Total distributions                                      $       0.13          0.04          0.06            --          0.06
 Net asset value, end of year                             $      15.71         14.89          9.81          9.79         11.14
 TOTAL RETURN(2)                                          %       6.42         52.22          0.80        (12.12)        (4.73)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                          $    190,176       144,294        69,313        33,787        42,109
 Ratios to average net assets:
 Expenses                                                 %       0.91          0.94          0.94          0.95          0.95
 Net investment income                                    %       1.69          2.52          1.50          1.68          1.00
 Portfolio turnover rate                                  %        176           117           187           240           207



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO



                                                                                                CLASS S
                                                                        ------------------------------------------------------
                                                                                                                     MAY 1,
                                                                                 YEAR ENDED DECEMBER 31,           2001(2) TO
                                                                        ----------------------------------------  DECEMBER 31,
                                                                            2004          2003         2002(1)        2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                   $       6.71          4.76          7.69         10.00
 Income (loss) from investment operations:
 Net investment loss                                                    $      (0.04)        (0.06)        (0.10)        (0.06)
 Net realized and unrealized gain (loss) on investments                 $       0.81          2.01         (2.83)        (2.25)
 Total from investment operations                                       $       0.77          1.95         (2.93)        (2.31)
 Net asset value, end of period                                         $       7.48          6.71          4.76          7.69
 TOTAL RETURN(3)                                                        %      11.48         40.97        (38.10)       (23.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                      $     68,172        53,825        15,199         9,255
 Ratios to average net assets:
 Expenses(4)                                                            %       1.61          1.85          1.86          1.85
 Net investment loss(4)                                                 %      (0.60)        (1.64)        (1.79)        (1.69)
 Portfolio turnover rate                                                %         64            30            42            21



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                              2004          2003       2002(1)(2)       2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      13.14         10.03         14.20         16.33         20.02
 Income (loss) from investment operations:
 Net investment income (loss)                             $       0.09          0.04          0.02          0.01          0.00*
 Net realized and unrealized gain (loss) on investments   $       1.56          3.08         (4.17)        (2.13)        (3.08)
 Total from investment operations                         $       1.65          3.12         (4.15)        (2.12)        (3.08)
 Less distributions from:
 Net investment income                                    $       0.04          0.01          0.02          0.01            --
 Net realized gain on investments                         $         --            --            --            --          0.61
 Total distributions                                      $       0.04          0.01          0.02          0.01          0.61
 Net asset value, end of year                             $      14.75         13.14         10.03         14.20         16.33
 TOTAL RETURN(3)                                          %      12.58         31.11        (29.26)       (12.98)       (15.22)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                          $    322,510       340,331       287,276       450,704       491,555
 Ratios to average net assets:
 Net expenses after brokerage commission recapture        %       0.88          0.89          0.87          0.95          0.95
 Gross expenses prior to brokerage commission recapture   %       0.92          0.94          0.95          0.95          0.95
 Ratio of net investment income (loss) to average
 net assets                                               %       0.58          0.33          0.20          0.09          0.00(1)
 Portfolio turnover rate                                  %         90           106           158            40            62



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*   Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING MERCURY FOCUS VALUE PORTFOLIO



                                                                                                      CLASS S
                                                                                      ----------------------------------------
                                                                                              YEAR ENDED             MAY 1,
                                                                                             DECEMBER 31,          2002(1) TO
                                                                                      --------------------------  DECEMBER 31,
                                                                                           2004          2003        2002(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      10.98          8.45         10.00
 Income (loss) from investment operations:
 Net investment income                                                                $       0.02          0.01          0.00*
 Net realized and unrealized gain (loss) on investments                               $       1.24          2.62         (1.55)
 Total from investment operations                                                     $       1.26          2.63         (1.55)
 Less distributions from:
 Net investment income                                                                $       0.03          0.01            --
 Net realized gain on investments                                                     $       0.52          0.09            --
 Total distributions                                                                  $       0.55          0.10            --
 Net asset value, end of period                                                       $      11.69         10.98          8.45
 TOTAL RETURN(3)                                                                      %      11.52         31.22        (15.50)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     74,928        27,213         8,045
 Ratios to average net assets:
 Expenses(4)                                                                          %       1.05          1.05          1.05
 Net investment income(4)                                                             %       0.34          0.17          0.06
 Portfolio turnover rate                                                              %         75            76            61



(1) Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.
*   Amount is less than $0.01.


ING MERCURY LARGE CAP GROWTH PORTFOLIO


                                                                                                                   ADV CLASS
                                                                                                                  ------------
                                                                                                                    MARCH 17,
                                                                                                                   2004(1) TO
                                                                                                                  DECEMBER 31,
                                                                                                                      2004
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                             $      10.06
 Income (loss) from investment operations:
 Net investment loss                                                                                              $      (0.00)*
 Net realized and unrealized gain on investments                                                                  $       1.25
 Total from investment operations                                                                                 $       1.25
 Less distributions from:
 Net realized gains on investments                                                                                $       0.85
 Return of capital                                                                                                $       0.01
 Total distributions                                                                                              $       0.86
 Net asset value, end of period                                                                                   $      10.45
 TOTAL RETURN(2)                                                                                                  %      12.57

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                $         91
 Ratio to average net assets:                                                                                     %
 Expenses(3)                                                                                                      %       1.41
 Net investment loss(3)                                                                                           %      (0.24)
 Portfolio turnover rate                                                                                          %        204



(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
*   Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING SALOMON BROTHERS ALL CAP PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                                                   FEBRUARY 1,
                                                                         YEAR ENDED DECEMBER 31,                   2000(1) TO
                                                          ------------------------------------------------------  DECEMBER 31,
                                                              2004          2003          2002(2)       2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $      11.88          8.56         11.53         11.45         10.00
 Income (loss) from investment operations:
 Net investment income                                    $       0.05          0.03          0.03          0.09          0.05
 Net realized and unrealized gain (loss) on investments   $       0.88          3.30         (2.98)         0.12          1.68
 Total from investment operations                         $       0.93          3.33         (2.95)         0.21          1.73
 Less distributions from:
 Net investment income                                    $       0.02          0.01          0.02          0.09          0.04
 Net realized gain on investments                         $         --            --            --          0.04          0.24
 Total distributions                                      $       0.02          0.01          0.02          0.13          0.28
 Net asset value, end of period                           $      12.79         11.88          8.56         11.53         11.45
 TOTAL RETURN(3)                                          %       7.85         38.85        (25.57)         1.91         17.45

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $    515,344       429,843       252,792       307,030       111,887
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)     %       0.97          0.98          1.01          1.01          1.00
 Gross expenses prior to brokerage commission
 recapture(4)                                             %       1.00          1.00          1.01          1.01          1.00
 Net investment income(4)                                 %       0.44          0.30          0.32          1.15          1.10
 Portfolio turnover rate                                  %         32            21           139            75            82



(1) Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

ING SALOMON BROTHERS INVESTORS PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                                                   FEBRUARY 1,
                                                                         YEAR ENDED DECEMBER 31,                   2000(2) TO
                                                          ------------------------------------------------------  DECEMBER 31,
                                                            2004(1)        2003          2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $      10.51          8.02         10.50         11.06         10.00
 Income (loss) from investment operations:
 Net investment income                                    $       0.14          0.10          0.09          0.04          0.06
 Net realized and unrealized gain (loss) on investments   $       0.90          2.41         (2.50)        (0.52)         1.33
 Total from investment operations                         $       1.04          2.51         (2.41)        (0.48)         1.39
 Less distributions from:
 Net investment income                                    $       0.07          0.02          0.07          0.05          0.05
 Net                                                      $         --            --            --          0.03          0.28
 Total distributions                                      $       0.07          0.02          0.07          0.08          0.33
 Net asset value, end of period                           $      11.48         10.51          8.02         10.50         11.06
 TOTAL RETURN(3)                                          %       9.92         31.25        (22.98)        (4.27)        14.07

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $    210,577       139,825        94,986        95,347        27,440
 Ratios to average net assets:
 Expenses(4)                                              %       1.00          1.00          1.01          1.01          1.00
 Net investment income(4)                                 %       1.34          1.24          1.03          0.78          1.13
 Portfolio turnover rate                                  %         36            40            42            39           118



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO


                                                                                               ADV CLASS
                                                                                      --------------------------
                                                                                                    DECEMBER 16,
                                                                                       YEAR ENDED    2003(2) TO
                                                                                      DECEMBER 31,  DECEMBER 31,
                                                                                         2004(1)        2003
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      21.34         20.75
 Income from investment operations:
 Net investment income                                                                $       0.34          0.01
 Net realized and unrealized gain on investments and foreign currencies               $       3.13          0.68
 Total from investment operations                                                     $       3.47          0.69
 Less distributions:
 Net investment income                                                                $       0.28          0.08
 Net realized gains on investments                                                    $       0.16          0.02
 Total distributions                                                                  $       0.44          0.10
 Net asset value, end of period                                                       $      24.37         21.34
 TOTAL RETURN(3)                                                                      %      16.28          3.72

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                 $     12,693            42
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                 $       1.25          1.28
 Gross expenses prior to brokerage commission recapture(4)                            %       1.26          1.29
 Net investment income(4)                                                             %       1.49          2.72
 Portfolio turnover rate                                                              %         21            12



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.


ING T. ROWE PRICE EQUITY INCOME PORTFOLIO


                                                                                                                    ADV CLASS
                                                                                                                  ------------
                                                                                                                   JANUARY 15,
                                                                                                                   2004(1) TO
                                                                                                                  DECEMBER 31,
                                                                                                                     2004(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                             $      12.35
 Income from investment operations:
 Net investment income                                                                                            $       0.16
 Net realized and unrealized gain on investments                                                                  $       1.37
 Total from investment operations                                                                                 $       1.53
 Less distributions:
 Dividends from net investment income                                                                             $       0.13
 Distributions from capital gains                                                                                 $       0.07
 Total distributions                                                                                              $       0.20
 Net asset value, end of period                                                                                   $      13.68
 TOTAL RETURN(3)                                                                                                  %      12.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                $      3,581
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and unified fee reimbursement                                  %       1.26
 Net expenses after unified fee reimbursement and prior to brokerage commission recapture                         %       1.27
 Gross expenses before brokerage commission recapture and unified fee reimbursement                               %       1.27
 Net investment income(4)                                                                                         %       1.34
 Portfolio turnover rate                                                                                          %         16



(1) Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                                                   OCTOBER 2,
                                                                          YEAR ENDED DECEMBER 31,                  2000(2) TO
                                                          ------------------------------------------------------  DECEMBER 31,
                                                              2004          2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $       8.65          7.33          8.71          9.40         10.00
 Income (loss) from investment operations:
 Net investment income                                    $       0.11          0.09          0.09          0.03          0.09
 Net realized and unrealized gain (loss) on investments   $       0.83          1.23         (1.38)        (0.64)        (0.68)
 Total from investment operations                         $       0.94          1.32         (1.29)        (0.61)        (0.59)
 Less distributions from:
 Net investment income                                    $       0.06          0.00*         0.09          0.08          0.01
 Total distributions                                      $       0.06          0.00          0.09          0.08          0.01
 Net asset value, end of period                           $       9.53          8.65          7.33          8.71          9.40
 TOTAL RETURN(3)                                          %      10.93         18.02        (14.77)        (6.52)        (5.90)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $    102,356        68,691        47,394        51,723         8,497
 Ratios to average net assets:
 Expenses(4)                                              %       1.01          1.01          1.01          1.01          1.00
 Net investment income(4)                                 %       1.65          1.38          1.11          1.50          3.80
 Portfolio turnover rate                                  %        106           203           126            50            10



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO



                                                                                                      CLASS S
                                                                                      ----------------------------------------
                                                                                               YEAR ENDED            MAY 1,
                                                                                              DECEMBER 31,         2002(1) TO
                                                                                      --------------------------  DECEMBER 31,
                                                                                          2004          2003         2002(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $       9.65          7.89         10.00
 Income (loss) from investment operations:
 Net investment income                                                                $       0.04          0.01          0.01
 Net realized and unrealized gain (loss) on investments                               $       0.67          1.85         (2.11)
 Total from investment operations                                                     $       0.71          1.86         (2.10)
 Less distributions from:
 Net investment income                                                                $         --          0.00*         0.01
 Net realized gain on investments                                                     $       0.05          0.10            --
 Total distributions                                                                  $       0.05          0.10          0.01
 Net asset value, end of period                                                       $      10.31          9.65          7.89
 TOTAL RETURN(3)                                                                      %       7.34         23.65        (21.05)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $     40,272        29,803         6,334
 Ratios to average net assets:
 Expenses(4)                                                                          %       0.90          1.02          1.00
 Net investment income(4)                                                             %       0.44          0.06          0.13
 Portfolio turnover rate                                                              %        170           120           113



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO



                                                                                                      CLASS S
                                                                                      ----------------------------------------
                                                                                              YEAR ENDED             MAY 1,
                                                                                             DECEMBER 31,          2002(2) TO
                                                                                      --------------------------  DECEMBER 31,
                                                                                         2004(1)        2003         2002(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                 $      11.21          8.93         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                                         $       0.13          0.09          0.04
 Net realized and unrealized gain (loss) on investments and foreign currencies        $       1.29          2.25         (1.11)
 Total from investment operations                                                     $       1.42          2.34         (1.07)
 Less distributions from:
 Net realized gain on investments                                                     $         --          0.00*           --
 Return of capital                                                                    $         --          0.06            --
 Total distributions                                                                  $         --          0.06            --
 Net asset value, end of period                                                       $      12.63         11.21          8.93
 TOTAL RETURN(3)                                                                      %      12.67         26.24        (10.70)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                    $    117,026        58,098        19,133
 Ratios to average net assets:
 Expenses(4)                                                                          %       1.25          1.25          1.25
 Net investment income(4)                                                             %       1.20          1.35          0.70
 Portfolio turnover rate                                                              %          9             9            33



(1) Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.
*   Amount less than $0.01.


ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO


                                                                                                                   ADV CLASS
                                                                                                                  ------------
                                                                                                                  FEBRUARY 22,
                                                                                                                   2004(1) TO
                                                                                                                  DECEMBER 31,
                                                                                                                     2004(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                             $      22.77
 Income from investment operations:
 Net investment income                                                                                            $       0.19
 Net realized and unrealized loss on investments                                                                  $       2.05
 Total from investment operations                                                                                 $       2.24
 Less distributions from:
 Net investment income                                                                                            $       0.28
 Total distributions                                                                                              $       0.28
 Net asset value, end of period                                                                                   $      24.73
 TOTAL RETURN(3)                                                                                                  %       9.84

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                                $        443
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                                             %       1.25
 Gross expenses prior to brokerage commission recapture(4)                                                        %       1.27
 Net investment income(4)                                                                                         %       0.97
 Portfolio turnover rate                                                                                          %         52



(1) Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4) Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING VAN KAMPEN REAL ESTATE PORTFOLIO



                                                                                         CLASS S
                                                          --------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                              2004         2003(1)       2002(1)        2001(2)        2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                       $      20.46         14.97         15.64         15.21         12.12
 Income (loss) from investment operations:
 Net investment income                                    $       0.71          0.78          0.73          0.70          0.42
 Net realized and unrealized gain (loss) on investments   $       7.01          4.86         (0.71)         0.53          3.33
 Total from investment operations                         $       7.72          5.64          0.02          1.23          3.75
 Less distributions from:
 Net investment income                                    $       0.35          0.03          0.44          0.59          0.66
 Net realized gain on investments                         $       0.22          0.12          0.25          0.21            --
 Total distributions                                      $       0.57          0.15          0.69          0.80          0.66
 Net asset value, end of year                             $      27.61         20.46         14.97         15.64         15.21
 TOTAL RETURN(3)                                          %      37.77         37.73          0.20          8.14         30.99

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                          $    572,066       341,126       194,207       130,643       103,800
 Ratios to average net assets:
 Expenses                                                 %       0.91          0.93          0.95          0.95          0.95
 Net investment income                                    %       3.93          4.67          4.56          5.35          5.60
 Portfolio turnover rate                                  %         18            12            27            81            69



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since December 17, 2001, Van Kampen has served as Portfolio Manager for the ING Van Kampen Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

TO OBTAIN
MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write the Trust at 7337 East Doubletree Ranch Road Scottsdale, AZ 85258, or call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about the ING Investor's Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investor's Trust are available on the EDGAR Database on the SEC's internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ING INVESTORS TRUST
TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING LOGO]


04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST

PROSPECTUS

APRIL 29, 2005

SERVICE CLASS

                   BALANCED FUNDS
                     ING MFS Total Return Portfolio

                   BOND FUNDS
                     ING Limited Maturity Bond Portfolio
                     ING PIMCO Core Bond Portfolio
                     ING PIMCO High Yield Portfolio

                   INTERNATIONAL/GLOBAL FUNDS
                     ING International Portfolio
                     ING JPMorgan Emerging Markets Equity Portfolio (formerly,
                       ING Developing World Portfolio)
                     ING Julius Baer Foreign Portfolio
                     ING Marsico International Opportunities Portfolio

                   MONEY MARKET FUND
                     ING Liquid Assets Portfolio

                   STOCK FUNDS
                     ING Eagle Asset Capital Appreciation Portfolio
                     ING Evergreen Health Sciences Portfolio
                     ING Evergreen Omega Portfolio
                     ING Janus Contrarian Portfolio (formerly, ING Janus Special
                       Equity Portfolio)
                     ING JPMorgan Small Cap Equity Portfolio
                     ING JPMorgan Value Opportunities Portfolio
                     ING Legg Mason Value Portfolio
                     ING Marsico Growth Portfolio
                     ING MFS Mid Cap Growth Portfolio
                     ING MFS Utilities Portfolio
                     ING Oppenheimer Main Street Portfolio(R) (formerly, ING MFS
                       Research Portfolio)
                     ING Pioneer Fund Portfolio
                     ING Pioneer Mid Cap Value Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                       PAGE
INTRODUCTION
   ING Investors Trust                                    2
   Investment Adviser                                     2
   Portfolios and Portfolio Managers                      2
   Classes of Shares                                      2
   Investing through your Variable Contract
     or Qualified Plan                                    2
   Why Reading this Prospectus is Important               2
DESCRIPTION OF THE PORTFOLIOS
   ING Eagle Asset Capital Appreciation
     Portfolio                                            3
   ING Evergreen Health Sciences Portfolio                6
   ING Evergreen Omega Portfolio                          8
   ING International Portfolio                           10
   ING Janus Contrarian Portfolio                        13
   ING JPMorgan Emerging Markets Equity
     Portfolio                                           16
   ING JPMorgan Small Cap Equity Portfolio               19
   ING JPMorgan Value Opportunities Portfolio            22
   ING Julius Baer Foreign Portfolio                     24
   ING Legg Mason Value Portfolio                        27
   ING Limited Maturity Bond Portfolio                   30
   ING Liquid Assets Portfolio                           34
   ING Marsico Growth Portfolio                          37
   ING Marsico International
     Opportunities Portfolio                             40
   ING MFS Mid Cap Growth Portfolio                      42
   ING MFS Total Return Portfolio                        45
   ING MFS Utilities Portfolio                           49
   ING Oppenheimer Main Street Portfolio(R)              51
   ING PIMCO Core Bond Portfolio                         54
   ING PIMCO High Yield Portfolio                        57
   ING Pioneer Fund Portfolio                            59
   ING Pioneer Mid Cap Value Portfolio                   61
PORTFOLIO FEES AND EXPENSES                              63
SUMMARY OF PRINCIPAL RISKS                               65
MORE INFORMATION
   Percentage and Rating Limitation                      72
   A Word about Portfolio Diversity                      72
   Additional Information about the Portfolios           72
   Non-Fundamental Investment Policies                   72
   Temporary Defensive Positions                         72
   Administrative Services                               72
   Portfolio Distribution                                73
   Additional Information Regarding the Classes
     of Shares                                           73
     Service Fees                                        73
   How We Compensate Entities Offering Our
     Portfolios as Investment Options in Their
     Investment Products                                 74
   Interests of the Holders of
     Variable Insurance Contracts and Policies
     and Qualified Retirement Plans                      74
   Frequent Trading - Market Timing                      75
   Reports to Shareholders                               76
   Custodian
   Legal Counsel
   Independent Registered
     Public Accounting Firm
OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                           77
   Management Fee                                        77
NET ASSET VALUE                                          78
TAXES AND DISTRIBUTIONS                                  79
FINANCIAL HIGHLIGHTS                                     80
TO OBTAIN MORE INFORMATION                             Back
ING INVESTORS TRUST TRUSTEES                           Back


   AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries with more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING Eagle Asset Capital Appreciation Portfolio - Eagle Asset Management, Inc. ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC
ING International Portfolio - ING Investment Management Co.
ING Janus Contrarian Portfolio - Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio - J.P. Morgan Investment Management Inc.
ING JPMorgan Small Cap Equity Portfolio - J.P. Morgan Investment Management Inc. ING JPMorgan Value Opportunities Portfolio - J.P.Morgan Investment Management Inc.
ING Julius Baer Foreign Portfolio - Julius Baer Investment Management LLC
ING Legg Mason Value Portfolio - Legg Mason Funds Management, Inc.
ING Limited Maturity Bond Portfolio - ING Investment Management Co.
ING Liquid Assets Portfolio - ING Investment Management Co.
ING Marsico Growth Portfolio - Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio - Marsico Capital Management, LLC
ING MFS Mid Cap Growth Portfolio - Massachusetts Financial Services Company
ING MFS Total Return Portfolio - Massachusetts Financial Services Company
ING MFS Utilities Portfolio - Massachusetts Financial Services Company
ING Oppenheimer Main Street Portfolio(R) - OppenheimerFunds, Inc.
ING PIMCO Core Bond Portfolio - Pacific Investment Management Company LLC
ING PIMCO High Yield Portfolio - Pacific Investment Management Company LLC
ING Pioneer Fund Portfolio - Pioneer Investment Management, Inc.
ING Pioneer Mid Cap Value Portfolio - Pioneer Investment Management, Inc.

CLASSES OF SHARES


Pursuant to a multiple class plan (the "Plan"), each Portfolio (except ING Liquid Assets Portfolio) offers four classes of shares. This Prospectus relates only to the Service Class ("Class S") shares. For more information about Class S shares, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Shares of the Portfolios of the Trust may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Class S shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

Eagle Asset Management, Inc. ("Eagle Asset")

INVESTMENT OBJECTIVE

Capital appreciation. Dividend income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The equity securities in which the Portfolio invests include common stocks, securities convertible into common stocks, options on equities and rights and warrants.

Eagle Asset picks stocks from the 500 largest names in the Russell 1000(R) Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses without competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The portfolio management team ("team") then develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager on the team responsible for stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, the team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return, given the level of risk.

The Portfolio may invest up to 25% of its total assets in foreign issuers. The Portfolio may write covered put and call options and may purchase protective puts. It may also purchase uncovered puts and calls that expose up to 55% of the Portfolio's total assets, and may enter into financial futures contracts and options thereon and currency hedging transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995        35.21
1996        10.62
1997        27.28
1998         1.55
1999         0.51
2000         8.77
2001        (4.43)
2002       (17.05)
2003        25.26
2004        14.88

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                 01/03/95
                                            1 YEAR    5 YEARS   (INCEPTION)
Class S Return                               14.88%    4.40%        9.20%
S&P 500 Index                                10.88%   (2.30)%      12.07%
Russell 1000(R) Index                        11.40%   (1.76)%      12.16%


                                  BEST QUARTER


Quarter Ended 12/31/98                    17.34%


                                  WORST QUARTER


Quarter Ended 9/30/02                    (18.71)%


(1) The performance information presented above is for December 31 of each year or period.

MORE ON THE PORTFOLIO MANAGER


Eagle Asset has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2004, Eagle Asset had over $10.4 billion in client assets under management. The principal address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Richard Skeppstrom, II               Managing Director, Conservative Large Cap Equity Portfolio Co-Manager

                                     Mr. Skeppstrom has 15 years of investment experience and has been with Eagle Asset since 2001. From 1992 to 2001, Mr. Skeppstrom was the Senior Portfolio Manager for
                                     the Conservative Large Cap product at Evergreen Investment Management and co-manager of the Evergreen Capital Growth Fund.

Robert R. Marshall                   Conservative Large Cap Equity Portfolio Co-Manager

                                     Mr. Marshall has 17 years of investment experience and came to Eagle Asset in 2002 after nearly 8 years at Wachovia Securities where he was a Director and Senior Vice
                                     President of Equity Research.

E. Craig Dauer                       Conservative Large Cap Equity Portfolio Co-Manager

                                     Mr. Dauer came to Eagle Asset in 2001 and has 11 years of investment experience.
                                     From 1999 to 2001, Mr. Dauer was a Portfolio Co-Manager for the Evergreen Investment
                                     Management Conservative Large Cap product. He also served as an Equity Analyst with
                                     First Union Capital Markets.

John G. Jordan, III, CFA             Conservative Large Cap Portfolio Co-Manager

                                     Mr. Jordan came to Eagle Asset in 2001 and has 14 years of investment experience.
                                     From 1999 to 2001, Mr. Jordan was a Portfolio Co-Manager for the Conservative Large
                                     Cap product at Evergreen Investment Management. He also served as a portfolio manager and research analyst at Thompson, Siegel, and Walmsley. Mr. Jordan is a
                                     Chartered Financial Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE


Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, I.E., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.


The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Class S shares commenced operations on May 3, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247.7 billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The following person is primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Liu-Er Chen, CFA                     Mr. Chen joined EIMC in 1995 where he serves as Managing Director and Senior
                                     Portfolio Manager. He is a Chartered Financial Analyst and has managed the Portfolio since May 1, 2004. Mr. Chen brings to his position more than 7 years of investment experience. Prior to his association with EIMC, he spent three years in the strategic planning areas of U.S. and German pharmaceutical companies.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC ("EIMC")

INVESTMENT OBJECTIVE


Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Class S shares commenced operations on May 3, 2004, and therefore do not have a full calendar year of performance, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


EIMC is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247.7 billion in assets for the Evergreen funds as of December 31, 2004. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The following person is primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Maureen E. Cullinane, CFA            Ms. Cullinane joined EIMC in 1974 where she serves as Managing Director and Senior
                                     Portfolio Manager. She is a Chartered Financial Analyst and has managed the Portfolio since May 1, 2004. Ms. Cullinane brings to her position more than 25 years of experience in the investment management industry.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid-and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.


The Portfolio Manager primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

              ING INTERNATIONAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002            (16.15)
2003             29.17
2004             16.71

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                           12/17/01
                                                1 YEAR    (INCEPTION)
Class S Return                                   16.71%     8.14%
MSCI EAFE Index                                  20.70%    12.31%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03                     16.16%


                                  WORST QUARTER


Quarter Ended 9/30/02                     (21.03)%


(1) The performance information presented above is for December 31 of each year or period.


(2)  Index return is for the period beginning January 1, 2002.


MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly-owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, NewYork 10169.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Richard T. Saler                     Senior Vice President and Portfolio Management at ING IM. Mr. Saler was Senior Vice
                                     President and Director of International Equity Investment Strategy at Lexington
                                     Management Corporation, which was acquired by ING IM's parent company in July 2000.

Phillip A. Schwartz                  Senior Vice President and Portfolio Management at ING IM. Mr. Schwartz was Senior
                                     Vice President and Director of International Equity Investment Strategy at Lexington
                                     Management Corporation, which was acquired by ING IM's parent company in July 2000.





The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JANUS CONTRARIAN PORTFOLIO

PORTFOLIO MANAGER

Janus Capital Management LLC ("Janus Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio Manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The Portfolio Manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the Portfolio Manager. Changes are made in the portfolio of securities in which the Portfolio invests whenever the Portfolio Manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK
                             SPECIAL SITUATIONS RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING JANUS CONTRARIAN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001              (5.03)
2002             (25.95)
2003              50.40
2004              17.13

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                     10/02/00
                                                          1 YEAR   (INCEPTION)
Class S Return                                             17.13%     2.38%
S&P 500 Index                                              10.88%    (2.33)%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03                     27.41%


                                  WORST QUARTER


Quarter Ended 9/30/02                    (20.32)%


(1) The performance information presented above is for December 31 of each year or period.

(2)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Janus Capital and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2004, Janus Capital managed over $139 billion in assets. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.


Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCG") and owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in financial asset management businesses.


The following person is primarily responsible for the management of the
Portfolio:



NAME                            POSITION AND RECENT BUSINESS EXPERIENCE
----                            ---------------------------------------
David C. Decker                 Executive Vice President and portfolio manager of the Portfolio since its inception.

                                Mr. Decker joined Janus Capital in 1992 and has managed various other mutual funds and private accounts since that time. Mr. Decker holds a Master's of Business
                                Administration degree in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts
                                University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.


The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets Index"). The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.


While the Portfolio invests primarily in equities, it may also invest in debt securities. The Portfolio may invest in high yield securities which are below investment grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into "dollar-rolls," in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.

In managing the Portfolio, the Portfolio Manager seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Portfolio Manager is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.


Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK

                              EMERGING MARKETS RISK

                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

   ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999           61.66
2000          (33.79)
2001           (5.25)
2002          (10.70)
2003           46.62
2004           17.76

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged index that is comprised of equity securities in emerging markets. It is not possible to invest directly in the MSCI Emerging Markets Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     02/18/98
                                             1 YEAR      5 YEARS    (INCEPTION)
Class S Return                                17.76%     (0.66)%       2.09%
MSCI Emerging Markets Index                   25.95%      4.62%        6.42%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                    31.50%


                                  WORST QUARTER


Quarter Ended 9/30/01                    (22.80)%


(1) The performance information presented above is for December 31 of each year or period.


(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since April 29, 2005. ING Investment Managers Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2004. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


(3)  Index return is for the period beginning March 1, 1998.

MORE ON THE PORTFOLIO MANAGER


JPMorgan serves as the Portfolio Manager to the Portfolio and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Austin Forey                         Mr. Forey is a Managing Director who has been employed by JPMorgan (or one of its affiliates) since 1988.

Richard Schmidt                      Mr. Schmidt is a Managing Director who has been employed by JPMorgan (or one of its affiliates) since 1988.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Capital growth over the long term.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Small-cap companies are companies with market capitalization equal to those within a universe of Russell 2000(R) Index stocks. Market capitalization is the total market value of a company's shares.

The Portfolio focuses on companies that appear attractive relative to other companies in the same economic sector based on both a number of quantitative factors including valuation and improving fundamentals as well as the fundamental stock and industry insights of the sector specific research and portfolio management teams.

The Portfolio Manager then uses a disciplined, systematic portfolio construction process to overweight the stocks that are the most attractive and underweight those stocks that it believes are the least attractive while trying to minimize uncompensated risks relative to the benchmark.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Porfolio's income or gain.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                            PORTFOLIO TURNOVER RISK

                                    REIT RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

      ING JPMORGAN SMALL CAP EQUITY PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003             34.22
2004             25.91

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000(R) Index and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"). The Russell 2000(R) Index represents the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The S&P 600 SmallCap 600 Index is an unmanaged market-value weighted index consisting of 600 domestic stocks, representing all major industries in the small-capitalization of the U.S. stock market. The Russell 2000(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 2000(R) Index is a more appropriate index than the S&P SmallCap 600 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     05/01/02
                                                          1 YEAR    (INCEPTION)
Class S Return                                             25.91%     11.53%
Russell 2000(R) Index                                      18.33%     10.99%
S&P SmallCap 600 Index                                     22.65%     11.01%


                                  BEST QUARTER


Quarter Ended 6/30/03                     15.19%


                                  WORST QUARTER


Quarter Ended 3/31/03                     (4.42)%


(1) The performance information presented above is for December 31 of each year or period.

(2) J.P. Morgan Investment Management Inc. has managed the Portfolio since May 1, 2002.

MORE ON THE PORTFOLIO MANAGER

JPMorgan has managed the Portfolio since its inception and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Christopher T. Blum                  Mr. Blum, Vice President, is a portfolio manager in the U.S. Small Cap Equity Group.
                                     An employee since 1996, he rejoined JPMorgan in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts. Prior to 2001, Mr.
                                     Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital.

Dennis S. Ruhl                       Mr. Ruhl, Vice President, is a portfolio manager in the U.S. Small Cap Equity Group.
                                     An employee of JPMorgan since 1999, his current responsibilities include managing structured small cap core and value accounts.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

J.P. Morgan Investment Management Inc. ("JPMorgan")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization companies while those above $5 billion are considered large-capitalization companies. Market capitalization is the total market value of a company's shares. The Portfolio Manager builds a portfolio that they believe have characteristics of undervalued securities.


Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Portfolio may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                               INTEREST RATE RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             MARKET AND COMPANY RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK
                         OTHER INVESTMENT COMPANIES RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, JPMorgan and its affiliates had over $791 billion in assets under management.


The following team members are primarily responsible for the management of the Portfolio


NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Bradford L. Frishberg                Mr. Frishberg, Managing Director, founded and leads JPMorgan's large cap Active Value strategies in the U.S. Equity group. An employee since 1996, he was previously a portfolio manager in JPMorgan's London office, then moved to JPMorgan's Tokyo office before returning to New York in 2000. Prior to that, Mr. Frishberg managed portfolios for Aetna Investment Management in Hong Kong. He holds a B.A. in business economics from Brown University and an M.A. degree in economics from Trinity College. He is also a CFA charterholder.

Alan Gutmann                         Mr. Gutmann, Vice President and a new member of the team, has worked for JPMorgan since 2003, prior to which he was a research analyst and portfolio manager at
                                     Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital from
                                     1991-2000.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JULIUS BAER FOREIGN PORTFOLIO

PORTFOLIO MANAGER

Julius Baer Investment Management LLC ("JBIM")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stock, American depositary receipts, European depositary receipts, Global depositary receipts, convertible securities, rights, warrants, and other investment companies, including exchange traded funds.

In selecting investments for the Portfolio, the Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the U.S.

The Portfolio Manager manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Portfolio Manager chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Portfolio Manager considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as "emerging markets." It presently does not anticipate investing more than 25% of its total assets in such securities. The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as "junk bonds." The Portfolio may invest in derivatives such as futures, options, and swaps as a hedging technique or in futherance of its investment objective.

The Portfolio Manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities they believe to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its net assets.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

         ING JULIUS BAER FOREIGN PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2003          31.06
2004          18.03

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                       05/01/02
                                                           1 YEAR    (INCEPTION)
Class S Return                                              18.03%       9.82%
MSCI EAFE Index                                             20.70%      13.40%


                                  BEST QUARTER


Quarter Ended 6/30/03                     19.92%


                                  WORST QUARTER


Quarter Ended 3/31/03                     (9.66)%


(1) The performance information presented above is for December 31 of each year or period.


(2) Julius Baer Investment Management LLC has managed the Portfolio since September 2, 2003. J.P. Morgan Investment Management Inc. managed the Portfolio from May 1, 2002 until September 1, 2003.


MORE ON THE PORTFOLIO MANAGER


Since September 2, 2003, JBIM has served as the Portfolio Manager to the Portfolio. JBIM is a registered investment adviser wholly owned by Julius Baer Securities, which in turn is wholly owned by Julius Baer Holding AG. JBIM specializes in the management of international and global equities, fixed-income securities and alternative investments. As of December 31, 2004, JBIM managed over $24.3 billion in assets. The principal address of JBIM is 330 Madison Avenue, New York, New York 10017.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Rudolph-Riad Younes, CFA             Senior Vice President and Head of International Equity; has been with the Julius Baer organization since September 1993.

Richard Pell                         Senior Vice President and Chief Investment Officer; has been with the Julius Baer organization since January 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LEGG MASON VALUE PORTFOLIO

PORTFOLIO MANAGER

Legg Mason Funds Management, Inc. ("Legg Mason")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities, including foreign securities. The securities may be listed on a securities exchange or traded in the over-the-counter markets. The Portfolio Manager follows its value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Portfolio Manager's assessment of their intrinsic value. Intrinsic value, according to the Portfolio Manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more. It should be noted that in this description of the criteria for selecting securities the word "value" is used in its academic sense rather than in the context often seen in current industry literature of "value" and "growth." Thus the Portfolio Manager may invest in securities which some analysts consider to be "value stocks" or "growth stocks." The Portfolio Manager takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio Manager generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Portfolio Manager may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the manager to offer the potential for long-term growth of capital, when an investment opportunity arises that the manager believes is more compelling, or to realize gains or limit potential losses.

The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."


Subject to shareholder approval, the Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                               OTC INVESTMENT RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING LEGG MASON VALUE PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001         (9.51)
2002        (19.41)
2003         22.53
2004         13.87

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                     10/02/00
                                                          1 YEAR    (INCEPTION)
Class S Return                                             13.87%     0.36%
S&P 500 Index                                              10.88%    (2.38)%(3)


                                  BEST QUARTER


Quarter Ended 12/31/04                    15.18%


                                  WORST QUARTER


Quarter Ended 9/30/02                    (15.25)%


(1) The performance information presented above is for December 31 of each year or period.

(2) Legg Mason Funds Management, Inc. has managed the Portfolio since May 3, 2004. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004.

(3)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


Prior to May 3, 2004, Janus Capital Management LLC served as Portfolio Manager to the Portfolio. Since May 3, 2004, Legg Mason has served as the Portfolio Manager to the Portfolio. Founded in 1982, Legg Mason is a wholly owned subsidiary of Legg Mason, Inc. and is a specialist in the management of U.S. large-cap equities.

The principal address of Legg Mason is 100 Light St., Baltimore, MD 21202. As of December 31, 2004, Legg Mason managed over $48.8 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Mary Chris Gay                       Ms. Gay, Senior Vice President and Portfolio Manager, is responsible for the day-to-day management of the Portfolio and for implementing the investment strategies pursued by a master portfolio managed by Bill Miller, Legg Mason's Chief Investment
                                     Officer and the creator of Legg Mason's investment process. Ms. Gay implements such strategies, subject to the Portfolio's investment objectives, restrictions, cash flows, and other considerations, which may be different from those of the master portfolio.

                                     Ms. Gay has been employed by one or more subsidiaries of Legg Mason since 1989. She is currently also a Senior Vice President for Legg Mason Capital Management, Inc. and
                                     manages several domestic and international mutual funds and pooled investment vehicles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LIMITED MATURITY BOND PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.


The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

   - ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;

   - YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;

   - SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and

   - SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines at the time of investment that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.


The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities.


In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The Portfolio may also lend its securities.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MORTGAGE RISK

                             PORTFOLIO TURNOVER RISK

                                    REIT RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

         ING LIMITED MATURITY BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995    11.72
1996     4.32
1997     6.67
1998     6.86
1999     1.13
2000     7.73
2001     8.84
2002     7.24
2003     2.84
2004     1.38


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. It is not possible to invest directly in the Lehman Brothers 1-3 Year Government/Credit Bond Index.

                            AVERAGE ANNUAL RETURNS(1)



                                               1 YEAR     5 YEARS   10 YEARS
Class S Return                                  1.38%       5.56%      5.82%
Lehman Brothers 1-3 Year
  Government/Credit Bond Index                  1.30%       5.41%      5.98%


                                  BEST QUARTER


Quarter Ended 9/30/01                       4.19%


                                  WORST QUARTER


Quarter Ended 3/31/94                      (1.04)%



(1) The performance information presented above is for December 31 of each year.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management Inc., has served as the Portfolio Manager to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect, wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York 10169.

The following person is responsible for the management of the Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
James B. Kauffmann                   Mr. Kauffmann has been employed by ING IM's investment management operations since 1996 and has over 18 years of investment experience.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING LIQUID ASSETS PORTFOLIO

PORTFOLIO MANAGER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

High level of current income consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

Step One:      The Portfolio Manager actively maintains a formal approved list of high quality companies;

Step Two:      Securities of approved list issuers that meet maturity guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment;

Step Three:    Eligible securities are reviewed to ensure that an investment in such securities would not cause the Portfolio to exceed its diversification limits; and

Step Four:     The Portfolio Manager makes yield curve positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates.

Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

   - QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio;

   - MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days; and

   - DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.


The Portfolio may invest in U.S. dollar-denominated money market instruments including, but not limited to:


   -  U.S. Treasury and U.S. government agency securities;
   -  fully collateralized repurchase agreements;
   - bank obligations, including certificates of deposit, time deposits, and bankers' acceptances;
   -  commercial paper;
   -  asset-backed securities;
   - variable or floating rate securities, including variable rate demand obligations;
   - debt securities with special features such as puts, or maturity extension arrangements;
   -  short-term corporate debt securities other than commercial paper;
   -  U.S. dollar-denominated foreign securities;
   -  shares of other investment companies (not to exceed 10%);
   -  credit-linked notes;
   -  reverse repurchase agreements;
   -  structured securities; and
   -  Guaranteed Investment Contracts.

Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may lend up to 33 1/3% of its total assets. The Portfolio may also borrow up to 10% of its net assets (up to 25% to meet redemptions).

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                           GOVERNMENT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             SECURITIES LENDING RISK

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

              ING LIQUID ASSETS PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1995    5.51
1996    5.01
1997    5.07
1998    5.13
1999    4.74
2000    6.05
2001    3.85
2002    1.43
2003    0.75
2004    0.92

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the iMoneyNet First Tier Retail Index. The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. It is not possible to invest directly in the iMoneyNet First Tier Retail Index.


                            AVERAGE ANNUAL RETURNS(1)



                                              1 YEAR     5 YEARS     10 YEARS
Class S Return                                 0.92%       2.58%        3.83%
iMoneyNet First Tier Retail Index              1.43%       3.12%        4.43%


                                  BEST QUARTER


Quarter Ended  9/30/00                      1.56%


                                  WORST QUARTER


Quarter Ended 12/31/03                     0.16%


(1) The performance information presented above is for December 31 of each year.


The Portfolio's 7-day yield as of December 31, 2004 was 1.59%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.


MORE ON THE PORTFOLIO MANAGER


ING IM, a Connecticut corporation, formerly Aeltus Investment Management Inc., serves as the Portfolio Manager to the Portfolio.


Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly owned subsidiary of ING Groep, N.V. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.


As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York 10169.

The following person is primarily responsible for the management of the
Portfolio:



NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
David S. Yealy                Mr. Yealy joined ING IM in November 2004 and has
                              over 18 years of investment experience. Prior to
                              joining ING IM, he was a Managing Director with
                              Trusco Capital Management ("Trusco") where he was
                              responsible for over $9 billion of assets under
                              management. Mr. Yealy joined Trusco in 1991 and
                              during his 13-year tenure he was instrumental in
                              the development and marketing of that firm's cash
                              management business.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach generally takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manger also may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

The Portfolio may also invest in:

   -  foreign securities (including in emerging or developing markets);

   -  forward foreign currency contracts, futures and options;

   -  debt securities;

   -  high-yield bonds (up to 35%) of any quality; and

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector.

When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                                   SECTOR RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING MARSICO GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999     78.13
2000    (21.99)
2001    (30.23)
2002    (29.57)
2003     32.72
2004     12.48

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              1 YEAR   5 YEARS     08/14/98
                                                                  (INCEPTION)
Class S Return                                12.48%   (10.55)%       2.47%
S&P 500 Index                                 10.88%    (2.30)%       2.74%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                    41.31%


                                  WORST QUARTER


Quarter Ended 3/31/01                    (24.22)%


(1) The performance information presented above is for December 31 of each year or period.

(2) Marsico Capital Management, LLC has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.

(3)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Thomas F. Marsico        Mr. Marsico is the Chief Investment Officer of Marsico
                         and manages the investment program of the the
                         Portfolio. Mr. Marsico founded Marsico in 1997, and has
                         over 21 years of experience as a securities analyst and
                         a portfolio manager.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world.


The Portfolio normally invests in issuers from at least three different countries not including the United States and generally maintains a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.


The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest without limit in foreign investments. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential.

Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and foreign currency contracts.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities and up to 5% of its total assets in high-yield bonds and mortgage and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business.

The Portfolio may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes.

In selecting investments for the Portfolio, the Portfolio Manager uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Portfolio Manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Portfolio Manager identifies sectors, industries and companies that should benefit from the overall trends the Portfolio Manager has observed.

The Portfolio Manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Portfolio Manager focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Portfolio Manager may visit with various levels of a company's management, as well as with its customers, suppliers and competitors. The Portfolio Manager also prepares detailed earnings and cash flow models of companies. These models enable the Portfolio Manager to attempt to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and estimated potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                               MARKET TRENDS RISK
                              MID-CAP COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                               SMALL COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2004, Marsico managed over $44 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
James G. Gendelman       Portfolio Manager

                         Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since 2000. Prior to joining Marsico, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman,
                         Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies"), which the Portfolio Manager believes have above-average growth potential. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(R) Growth Index at the time of the Portfolio's investment. The Russell MidCap(R) Growth Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000(R) Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap(R) Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 31, 2004, the top of the Russell MidCap(R) Growth Index was approximately $33.84 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

The Portfolio may invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts and forward foreign currency contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest in options on securities, stock indexes and futures contracts.

The Portfolio may also invest in debt securities and up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                              HIGH-YIELD BOND RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING MFS MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999     79.05
2000      8.18
2001    (23.62)
2002    (48.80)
2003     39.12
2004     15.05

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth(R) Index. The Russell Midcap Growth(R) Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap Growth(R) Index.

                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                              1 YEAR   5 YEARS    08/14/98
                                                                 (INCEPTION)
Class S Return                                15.05%    (7.50)%     5.50%
Russell Midcap Growth(R) Index                15.48%    (3.36)%     5.43%(2)


                                  BEST QUARTER


Quarter Ended 12/31/99                    41.28%


                                  WORST QUARTER


Quarter Ended 6/30/02                    (35.83)%


(1) The performance information presented above is for December 31 of each year or period.

(2)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
David E. Sette-Ducati    Mr. Sette-Ducati, portfolio manager, is a MFS Senior
                         Vice President and has been employed in the MFS
                         investment management area since 2000.

Eric B. Fischman         Mr. Fischman, portfolio manager, has been employed in
                         the MFS investment management area since 2002. Prior to
                         joining MFS, Mr. Fischman spent two years as an Equity
                         Research Analyst for State Street Research and spent
                         one year as an Equity Research Analyst Intern for
                         Dreyfus Corporation.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a "balanced fund," and invests in a combination of equity and fixed-income securities. Under normal market conditions, the Portfolio invests:

   - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and

   - at least 25%, but not more than 60%, of its net assets in non-convertible fixed-income securities.

The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.

EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

   -  a decline in the market;

   -  poor economic conditions;

   - developments that have affected or may affect the issuer of the securities or the issuer's industry; and

   -  the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -  a fixed-income stream; and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED-INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

   - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities;

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

   - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and;

   - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed-income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                                   SECTOR RISK
                           UNDERVALUED SECURITIES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

            ING MFS TOTAL RETURN PORTFOLIO - ANNUAL TOTAL RETURNS(1)

1999     3.38
2000    16.50
2001     0.49
2002    (5.10)
2003    16.75
2004    11.12

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's shares performance to that of the Standard & Poor's Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the 60% S&P 500/40% LBAB Index ("Composite Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The LBAB Index and the Composite Index are included to provide additional comparison information. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                              1 YEAR   5 YEARS     08/14/98
                                                                  (INCEPTION)
Class S Return                                11.12%     7.58%       7.56%
S&P 500 Index                                 10.88%    (2.30)%      2.74%(2)
LBAB Index                                     4.34%     7.71%       6.53%(2)
Composite Index                                8.30%     1.98%       4.67%(2)


                                  BEST QUARTER


Quarter Ended 6/30/03                      10.75%


                                  WORST QUARTER


Quarter Ended 9/30/02                     (8.33)%


(1) The performance information presented above is as of December 31 for each year or period.

(2)  Index returns are for the period beginning August 1, 1998.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc., (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Brooks Taylor                        Mr. Taylor, Senior Vice President, portfolio manager, and leader of the team, has been employed in the MFS investment management area since 1996.

Kenneth J. Enright                   Mr. Enright, Senior Vice President and portfolio manager, has been employed in the
                                     MFS investment management area since 1986.

Steven R. Gorham                     Mr. Gorham, Senior Vice President and portfolio manager, has been employed in the MFS investment management area since 1992.

Michael W. Roberge                   Mr. Roberge, Senior Vice President and portfolio manager, has been employed in the MFS investment management area since 1996.

William J. Adams                     Mr. Adams, Vice President and portfolio manager, has been employed in the MFS investment management area since 1997.

William P. Douglas                   Mr. Douglas, Vice President and portfolio manager, has been employed in the MFS investment management area since 2004 and has over 14 years of investment experience.
                                     Prior to 2004, Mr. Douglas spent 10 years as Vice President and Senior Mortgage Analyst for Wellington Management Company, LLC.

Alan T. Langsner                     Mr. Langsner, Vice President and portfolio manager, has been employed in the MFS investment management area since 1999.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS UTILITIES PORTFOLIO

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign (including emerging markets) companies in the utilities industry. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers a company to be in the utilities industry if, at the time of investment, the Portfolio Manager determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the Portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry are considered to include:

   - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

   - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

EQUITY INVESTMENTS. The Portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio Manager uses a bottom-up, as opposed to top-down, investment style. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager. In performing this analysis and selecting securities for the Portfolio, the Portfolio Manager places a particular emphasis on each of the following factors:

   -  the current regulatory environment;

   -  the strength of the company's management team; and

   - the company's growth prospects and valuation relative to its long-term potential.

Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

FIXED-INCOME INVESTMENTS. The Portfolio may invest in the following fixed-income securities: corporate bonds, mortgage-backed and asset-backed securities, U.S. government securities, and high-yield bonds.

In selecting fixed-income investments for the Portfolio, the Portfolio Manager considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the Portfolio Manager's fixed-income oriented funds (including the fixed-income portion of the Portfolio) as a tool in making or adjusting the Portfolio's asset allocations to these various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities (including emerging markets securities) such as:

   -  equity securities of foreign companies in the utilities industry;

   -  fixed-income securities of foreign companies in the utilities industry;
      and

   -  fixed-income securities issued by foreign governments.

The Portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              HIGH YIELD BOND RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                                  MATURITY RISK
                                  MORTGAGE RISK
                               OTC INVESTMENT RISK
                                   SECTOR RISK
                             UTILITIES INDUSTRY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were over $146 billion as of December 31, 2004.

The following team members are primarily responsible for the management of the Portfolio.



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Maura A. Shaughnessy                 Ms. Shaughnessy is a Senior Vice President and Portfolio Manager.
                                     Ms. Shaughnessy has been employed in the investment management area of MFS since 1991.

Robert D. Persons, CFA               Mr. Persons is a Vice President and Portfolio Manager. He joined MFS in 2000 and serves as an Investment Grade Fixed-Income Research Analyst.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING OPPENHEIMER MAIN STREET PORTFOLIO(R)

PORTFOLIO MANAGER

OppenheimerFunds, Inc. ("OppenheimerFunds")

INVESTMENT OBJECTIVE

Long-term growth of capital and future income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Portfolio, managers use an investment process that combines quantitative models, fundamental research about particular securities, and individual judgment. It should be stressed that the investment process is quantitative in nature and that fundamental and judgmental elements serve to support the quantitative models. While this process and inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

   - MULTI-FACTOR QUANTITATIVE MODELS: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid or large), industries, and value or growth styles. A group of "bottom-up" models help to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

   - FUNDAMENTAL RESEARCH: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

   - JUDGMENT: The Portfolio is then continuously rebalanced by the portfolio managers, using the tools described above.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance, which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

      ING OPPENHEIMER MAIN STREET PORTFOLIO(R) - ANNUAL TOTAL RETURNS(1)(2)

1999    24.23
2000    (4.54)
2001   (21.46)
2002   (24.87)
2003    24.57
2004    12.88

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              1 YEAR   5 YEARS      08/14/98
                                                                   (INCEPTION)
Class S Return                                12.88%    (4.55)%      1.89%
S&P 500 Index                                 10.88%    (2.30)%      2.74%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99                     21.71%


                                  WORST QUARTER


Quarter Ended 9/30/01                     (19.58)%


(1) The performance information presented above is for December 31 of each year or period.

(2) OppenheimerFunds, Inc. has managed the Portfolio since November 8, 2004. Massachusetts Financial Services Company managed the Portfolio from August 10, 1998 through November 7, 2004.

(3)  Index return is for the period beginning August 1, 1998.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


OppenheimerFunds, Portfolio Manager to the Portfolio, has been an investment advisor since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street - 11th Floor, New York, New York 10281-1008. The Portfolio Manager and its subsidiaries and controlled affiliates managed over $170 billion in assets as of December 31, 2004 including other Oppenheimer funds, with more than 7 million shareholder accounts.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Nikolaos D. Monoyios, CFA            Mr. Monoyios, a Certified Financial Analyst, is a Senior Vice President of
                                     OppenheimerFunds since October 2003 and is formerly Vice President of OppenheimerFunds from April 1998 through September 2003. He is an Officer of 12 portfolios in the
                                     OppenheimerFunds complex and has been a manager of the Portfolio since inception.

Marc Reinganum                       Dr. Reinganum is a Vice President of OppenheimerFunds since Sepetember 2002 and is the
                                     Director of Quantitative Research and Portfolio Strategist for Equities. He is formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist
                                     University since 1995. At Southern Methodist University, he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty
                                     at the Cox School of Business and member of the Board of Trustee Investment Committee.
                                     He is an Officer of 8 portfolios in the OppenheimerFunds complex and has been a manager of the Portfolio since inception.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO CORE BOND PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is diversified and seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within a three-to six-year time frame based upon the Portfolio Manager's forecast of interest rates.


The instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities, preferred stock, corporate commercial paper, Yankees and Euros; mortgaged-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities; event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; money market instruments; collateralized debt securities; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.


The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B at the time of investment or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to non-U.S. dollar-denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging markets") economies.

The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING PIMCO CORE BOND PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999    (8.62)
2000     0.94
2001     2.46
2002     8.68
2003     4.84
2004     4.78

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index ("LBAB Index"). The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. It is not possible to invest directly in the LBAB Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                                    08/14/98
                                              1 YEAR     5 YEARS   (INCEPTION)
Class S Return                                 4.78%       4.31%     3.14%
LBAB Index                                     4.34%       7.71%     6.53%(3)


                                  BEST QUARTER


Quarter Ended 9/30/01                      5.79%


                                  WORST QUARTER


Quarter Ended 3/31/99                     (5.01)%


(1) The performance information presented above is for December 31 of each year or period.

(2) Pacific Investment Management Company LLC has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 a different portfolio manager managed the Portfolio, and the Portfolio's strategy to invest in bonds of global issuers was different.

(3)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.

The following person is primarily responsible for the management of the
Portfolio:



NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
----                               ---------------------------------------
Pasi Hamalainen                    Mr. Hamalainen, Managing Director, generalist portfolio manager, member of PIMCO's investment committee and head of risk oversight, joined PIMCO in 1994. He has 11 years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The
                                   Wharton School at the University of Pennsylvania.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO HIGH YIELD PORTFOLIO

PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE


Seeks maximum total return, consistent with the preservation of capital and prudent investment management.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Rating Service, or Fitch, or if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities determined at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The remainder of the Portfolio's assets may be invested in investment grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to non-U.S. dollar denominated securities to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging markets") economies.

Consistent with its investment strategy and policies, the Portfolio may invest in fixed-income instruments which include, but are not limited to: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities; preferred stock; corporate commercial paper; "Yankee" dollars and "Euro" securities; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits, and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and obligations of international agencies or supranational entities; money market instruments; and collateralized debt obligations. The Portfolio may invest in derivatives based on fixed-income instruments.

The Portfolio may invest in derivatives, and its net exposure to derivative securities may be equal to up to 100% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              HIGH-YIELD BOND RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Class S shares commenced operations May 3, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER


Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2004, PIMCO had over $445.7 billion in assets under management.


PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP and is a California-based insurance company.


The following person is primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
Raymond G. Kennedy                   Mr. Kennedy is a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996 and has 17 years of investment management experience. He holds a bachelor's degree from Stanford
                                     University and an Masters of Business Administration from the Anderson Graduate School of Management at the University of California, Los Angeles.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER FUND PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in a broad list of carefully selected, securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities believed by the Portfolio Manager to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Portfolio Manager also considers a security's potential to provide a reasonable amount of income. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

   -  Favorable expected returns relative to perceived risk;

   -  Above average potential for earnings and revenue growth;

   - Low market valuations relative to earnings forecast, book value, cash flow and sales; and

   - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $43 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
John A. Carey                        Mr. Carey, portfolio manager, Director of Portfolio Management, and an Executive
                                     Vice President, is responsible for the day-to-day management of the Portfolio.
                                     Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr.                Mr. Hunnewell, assistant portfolio manager and Vice President, is also responsible for the day-to-day management of the Portfolio. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, he was an independent investment manager and a fiduciary pf private asset portfolios from 2000 to 2001.



Messrs. Carey and Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGER

Pioneer Investment Management, Inc. ("Pioneer")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the Portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the Portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights.

The Portfolio Manager uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Portfolio Manager evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the Portfolio Manager employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Portfolio Manager relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Portfolio Manager focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Portfolio Manager looks for in selecting investments include:

   -  Favorable expected returns relative to perceived risk;

   -  Management with demonstrated ability and commitment to the company;

   - Low market valuations relative to earnings forecast, book value, cash flow and sales;

   - Turnaround potential for companies that have been through difficult periods;

   - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and

   - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                      DESCRIPTION OF PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.


MORE ON THE PORTFOLIO MANAGER


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928. As of December 31, 2004, assets under management were over $174 billion worldwide, including over $143 billion in assets under management by Pioneer.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
J. Rodman Wright                     Mr. Wright, portfolio manager and Senior Vice President, joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.

Sean Gavin                           Mr. Gavin, assistant portfolio manager and Vice President, joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.



Messrs. Wright and Gavin are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS S SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                                                               TOTAL        WAIVERS,      TOTAL NET
                                         MANAGEMENT  DISTRIBUTION   SHAREHOLDER    OTHER      OPERATING  REIMBURSEMENTS,  OPERATING
                                            FEE      (12b-1) FEE   SERVICES FEE  EXPENSES(2)  EXPENSES   AND RECOUPMENTS  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation
  Portfolio                                 0.66%         --           0.25%      0.01%         0.92%(3)        --         0.92%
ING Evergreen Health Sciences Portfolio     0.75%         --           0.25%        --          1.00%           --         1.00%
ING Evergreen Omega Portfolio               0.60%         --           0.25%        --          0.85%           --         0.85%
ING International Portfolio                 1.00%         --           0.25%      0.01%         1.26%           --         1.26%
ING Janus Contrarian Portfolio              0.80%         --           0.25%      0.01%         1.06%(3)        --         1.06%
ING JPMorgan Emerging Markets Equity
  Portfolio                                 1.25%(1)      --           0.25%      0.02%         1.52%           --         1.52%
ING JPMorgan Small Cap Equity Portfolio     0.90%         --           0.25%        --          1.15%(3)     (0.03)%(4)    1.12%
ING JPMorgan Value Opportunities
  Portfolio                                 0.40%         --           0.25%      0.15%(5)(6)   0.80%        (0.02)%(7)    0.78%
ING Julius Baer Foreign Portfolio           0.96%         --           0.25%        --          1.21%           --         1.21%
ING Legg Mason Value Portfolio              0.80%         --           0.25%      0.01%         1.06%(3)        --         1.06%
ING Limited Maturity Bond Portfolio         0.28%         --           0.25%        --          0.53%           --         0.53%
ING Liquid Assets Portfolio                 0.27%         --           0.25%      0.02%         0.54%           --         0.54%
ING Marsico Growth Portfolio                0.77%         --           0.25%      0.01%         1.03%(3)        --         1.03%
ING Marsico International Opportunities
  Portfolio                                 0.54%         --           0.25%      0.17%(5)(6)   0.96%        (0.03)%(7)    0.93%
ING MFS Mid Cap Growth Portfolio            0.64%         --           0.25%        --          0.89%(3)        --         0.89%(8)
ING MFS Total Return Portfolio              0.64%         --           0.25%        --          0.89%(3)        --         0.89%
ING MFS Utilities Portfolio                 0.60%         --           0.25%      0.15%(5)(6)   1.00%           --(7)      1.00%
ING Oppenheimer Main Street Portfolio       0.64%         --           0.25%        --          0.89%(3)        --         0.89%
ING PIMCO Core Bond Portfolio               0.60%         --           0.25%      0.01%         0.86%           --         0.86%
ING PIMCO High Yield Portfolio              0.49%         --           0.25%        --          0.74%           --         0.74%
ING Pioneer Fund Portfolio                  0.75%         --           0.25%      0.01%(6)      1.01%           --         1.01%
ING Pioneer Mid Cap Value Portfolio         0.75%         --           0.25%      0.01%(6)      1.01%           --         1.01%



(1) This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. Operating expenses for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated as they had not commenced operations as of December 31, 2004. For all other Portfolios, estimated operating expenses are based on each Portfolio's actual operating expenses for Class S shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. as Adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Effective March 1, 2004, the management fee structure for ING JPMorgan Emerging Markets Equity Portfolio was revised.

(2) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios), and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


(3) A portion of the brokerage commissions that the ING Eagle Asset Capital Appreciation, ING Janus Contrarian, ING JPMorgan Small Cap Equity, ING Legg Mason Value, ING Marsico Growth, ING MFS Mid Cap Growth, ING MFS Total Return and ING Oppenheimer Main Street Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions and the MFS Voluntary Management fee waiver the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2004 would have been 0.91%, 1.05%, 1.15%, 1.06%, 1.00%, 0.87%, 0.88%, and 0.87%, respectively. This arrangement may be discontinued at any time.

(4) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING JPMorgan Small Cap Equity Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver for this Portfolio would equal 0.03%. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.

(5) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios.

(6) "Other Expenses" for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios are estimated because they did not have a full calendar year of operations as of December 31, 2004 (the Portfolios' fiscal year end).

(7) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios under which it will limit expenses of these Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

(8) Directed Services, Inc. ("DSI") has voluntarily agreed to waive a portion of its management fee for ING MFS Mid Cap Growth Portfolio. Including this waiver, the "Total Net Operating Expenses" for the Portfolio for the year ended December 31, 2004 would have been 0.87%. This arrangement may be discontinued by DSI at any time.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Class S shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class S shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 YEAR     3 YEAR     5 YEAR    10 YEAR
--------------------------------------------------------------------------------------------------------
ING Eagle Asset Capital Appreciation Portfolio                 $     94   $    293   $    509   $  1,131
ING Evergreen Health Sciences Portfolio                        $    102   $    318   $    552   $  1,225
ING Evergreen Omega Portfolio                                  $     87   $    271   $    471   $  1,049
ING International Portfolio                                    $    128   $    400   $    692   $  1,523
ING Janus Contrarian Portfolio                                 $    108   $    337   $    585   $  1,294
ING JPMorgan Emerging Markets Equity Portfolio                 $    155   $    480   $    829   $  1,813
ING JPMorgan Small Cap Equity Portfolio(1)                     $    114   $    362   $    630   $  1,395
ING JPMorgan Value Opportunities Portfolio(1)                  $     80   $    253   $    442   $    988
ING Julius Baer Foreign Portfolio                              $    123   $    384   $    665   $  1,466
ING Legg Mason Value Portfolio                                 $    108   $    337   $    585   $  1,294
ING Limited Maturity Bond Portfolio                            $     54   $    170   $    296   $    665
ING Liquid Assets Portfolio                                    $     55   $    173   $    302   $    677
ING Marsico Growth Portfolio                                   $    105   $    328   $    569   $  1,259
ING Marsico International Opportunities Portfolio(1)           $     95   $    303   $    528   $  1,175
ING MFS Mid Cap Growth Portfolio                               $     91   $    284   $    493   $  1,096
ING MFS Total Return Portfolio                                 $     91   $    284   $    493   $  1,096
ING MFS Utilities Portfolio(1)                                 $    102   $    318   $    552   $  1,225
ING Oppenheimer Main Street Portfolio                          $     91   $    284   $    493   $  1,096
ING PIMCO Core Bond Portfolio                                  $     88   $    274   $    477   $  1,061
ING PIMCO High Yield Portfolio                                 $     76   $    237   $    411   $    918
ING Pioneer Fund Portfolio                                     $    103   $    322   $    558   $  1,236
ING Pioneer Mid Cap Value Portfolio                            $    103   $    322   $    558   $  1,236


(1) The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A Portfolio may allocate its investments between equity and fixed-income securities, and among various segments of the fixed-income markets, based upon judgments made by a Portfolio Manager. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs, and GDRs are subject

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INVESTMENT BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's assets.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a Portfolio's fixed-income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

SECTOR RISK. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market,, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

UTILITIES INDUSTRY RISK. The Portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in increasing revenues or obtaining adequate returns on invested capital, even if frequent rate increases require approval by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. There are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the Portfolio than on a fund with a more broadly diversified portfolio.


VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATION

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066 or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, and debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Evergreen Health Sciences and ING Evergreen Omega Portfolios may invest up to 100%, for temporary defensive purposes, in high quality money market instruments. ING Legg Mason Value Portfolio may invest without limit, for temporary defensive purposes, in investment grade, short-term debt instruments, including government, corporate and money market securities. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as an independent registered public accounting firm to the Portfolios.

ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios). DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.


The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios. The administrative services performed by ING Funds Services on behalf of DSI and ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios directly, include acting as a liaison among the various services providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into Adviser Class ("ADV Class"), Institutional Class, Class S, and Service 2 Class shares. ING Liquid Assets Portfolio does not offer ADV Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered by this Prospectus.


SERVICE FEES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each Portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S shares.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the cost incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


(E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer.


DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.

For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                               FEE PAID TO DSI DURING 2004
                                                             (AS A PERCENTAGE OF AVERAGE NET
     PORTFOLIO                                                         ASSETS)(1)
     ---------------------------------------------------------------------------------------
     ING Eagle Asset Capital Appreciation Portfolio                      0.66%
     ING Evergreen Health Sciences Portfolio                             0.75%
     ING Evergreen Omega Portfolio                                       0.60%
     ING International Portfolio                                         1.00%
     ING Janus Contrarian Portfolio                                      0.80%
     ING JPMorgan Emerging Markets Equity Portfolio                      1.29%
     ING JPMorgan Small Cap Equity Portfolio                             0.90%
     ING Julius Baer Foreign Portfolio                                   0.96%
     ING Legg Mason Value Portfolio                                      0.80%
     ING Limited Maturity Bond Portfolio                                 0.28%
     ING Liquid Assets Portfolio                                         0.27%
     ING Marsico Growth Portfolio(2)                                     0.77%
     ING MFS Mid Cap Growth Portfolio(3)                                 0.64%
     ING MFS Total Return Portfolio                                      0.64%
     ING Oppenheimer Main Street Portfolio(R)                            0.64%
     ING PIMCO Core Bond Portfolio                                       0.60%
     ING PIMCO High Yield Portfolio                                      0.49%


(1) Directed Services, Inc. pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.
(2) Directed Services, Inc. voluntarily waived 0.05% of its management fee for the ING Marsico Growth Portfolio for assets in excess of $1.3 billion through December 31, 2004.

(3) For the year ended December 31, 2004, Directed Services, Inc. voluntarily waived a portion of its management fee for ING MFS Mid Cap Growth Portfolio in an amount equal to 0.01%.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.


Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

   - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;


   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended;

   - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

   -  Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determine its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

ING Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


The Portfolios distribute their net investment income, if any, on their outstanding shares annually, except that investment income of ING Liquid Assets and ING PIMCO High Yield Portfolios, respectively, are declared as dividends daily and paid monthly and the ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.


The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The following financial highlights tables are intended to help you understand each of the Portfolio's Class S shares' financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2004 and 2003, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request. For all periods ended prior to December 31, 2003, the financial information was audited by another independent registered public accounting firm.


Because ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004 (the Portfolios' fiscal year end), audited financial highlights are not available.

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO


                                                                                           CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2004         2003         2002(1)        2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    16.00        12.80         15.55         16.61         15.52
 Income (loss) from investment operations:
 Net investment income                                         $     0.21         0.15          0.13          0.12          0.13
 Net realized and unrealized gain (loss) on investments        $     2.17         3.08         (2.78)        (0.86)         1.22
 Total from investment operations                              $     2.38         3.23         (2.65)        (0.74)         1.35
 Less distributions from:
 Net investment income                                         $     0.16         0.03          0.10          0.11          0.19
 Net realized gain on investments                              $       --           --            --          0.21          0.02
 Return of capital                                             $       --           --            --            --          0.05
 Total distributions                                           $     0.16         0.03          0.10          0.32          0.26
 Net asset value, end of year                                  $    18.22        16.00         12.80         15.55         16.61
 TOTAL RETURN(2)                                               %    14.88        25.26        (17.05)        (4.43)         8.77

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  229,065      217,037       177,515       204,675       186,345
 Ratios to average net assets:
 Net expenses after brokerage commission recapture             %     0.91         0.94          0.94          0.95          0.95
 Gross expenses prior to brokerage commission recapture        %     0.92         0.94          0.95          0.95          0.95
 Net investment income to average net assets                   %     1.16         1.10          0.90          0.76          0.92
 Portfolio turnover rate                                       %      125           43            41            61            84



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.


ING EVERGREEN HEALTH SCIENCES PORTFOLIO


                                                                   CLASS S
                                                               ---------------
                                                                MAY 3, 2004(1)
                                                               TO DECEMBER 31,
                                                                    2004
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         10.00
 Income from investment operations:
 Net investment income (loss)                                  $         (0.01)
 Net realized and unrealized gain on investments               $          0.01
 Total from investment operations                              $            --
 Less distributions from:
 Net investment income                                         $            --
 Total distributions                                           $            --
 Net asset value, end of period                                $         10.00
 TOTAL RETURN(2)                                               %          0.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        31,957
 Ratios to average net assets:
 Net expenses(3)                                               %          1.00
 Net investment income (loss)(3)                               %         (0.27)
 Portfolio turnover rate                                       %            88



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING EVERGREEN OMEGA PORTFOLIO


                                                                   CLASS S
                                                               ---------------
                                                                MAY 3, 2004(1)
                                                               TO DECEMBER 31,
                                                                    2004
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         10.00
 Income from investment operations:
 Net investment income (loss)                                  $          0.03
 Net realized and unrealized gain on investments               $          0.56
 Total from investment operations                              $          0.59
 Less distributions from:
 Net investment income                                         $          0.05
 Total distributions                                           $          0.05
 Net asset value, end of period                                $         10.54
 TOTAL RETURN(2)                                               %          5.86

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         5,670
 Ratios to average net assets:
 Net expenses(3)                                               %          0.85
 Net investment income (loss)(3)                               %          0.28
 Portfolio turnover rate                                       %            87



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.


ING INTERNATIONAL PORTFOLIO


                                                                                      CLASS S
                                                               ----------------------------------------------------
                                                                            YEAR ENDED                 DECEMBER 17,
                                                                           DECEMBER 31,                 2001(1) TO
                                                               ------------------------------------    DECEMBER 31,
                                                                  2004         2003        2002(2)         2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.88         6.89         8.29            8.26
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.12         0.09         0.06           (0.00)*
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                            $     1.36         1.92        (1.40)           0.03
 Total from investment operations                              $     1.48         2.01        (1.34)           0.03
 Less distributions from:
 Net investment income                                         $     0.09         0.02         0.04              --
 Net realized gain on investments                              $       --           --         0.02              --
 Total distributions                                           $     0.09         0.02         0.06              --
 Net asset value, end of period                                $    10.27         8.88         6.89            8.29
 TOTAL RETURN(3)                                               %    16.71        29.17       (16.15)           0.36

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $  201,115      184,662      139,789         171,577
 Ratios to average net assets:
 Expenses(4)                                                   %     1.26         1.26         1.26            1.25
 Net investment income(4)                                      %     1.19         1.19         0.69           (0.15)
 Portfolio turnover rate                                       %       87          116          115              99



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ING JANUS CONTRARIAN PORTFOLIO


                                                                                               CLASS S
                                                               ------------------------------------------------------------------
                                                                                                                      OCTOBER 2,
                                                                            YEAR ENDED DECEMBER 31,                   2000(1) TO
                                                               ---------------------------------------------------   DECEMBER 31,
                                                                  2004         2003         2002(2)        2001         2002(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     9.40         6.25          8.44          8.91         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.01        (0.03)        (0.03)         0.00          0.04
 Net realized and unrealized gain (loss)
 on investments and foreign currencies                         $     1.60         3.18         (2.16)        (0.45)        (1.12)
 Total from investment operations                              $     1.61         3.15         (2.19)        (0.45)        (1.08)
 Less distributions from:
 Net investment income                                         $       --           --            --          0.02          0.01
 Net realized gains on investments                             $       --           --            --            --          0.00*
 Total distributions                                           $       --           --            --          0.02          0.01
 Net asset value, end of period                                $    11.01         9.40          6.25          8.44          8.91
 TOTAL RETURN(3)                                               %    17.13        50.40        (25.95)        (5.03)       (10.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   65,770       53,873        21,815        26,151         8,125
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)          %     1.05         1.08          1.07          1.11          1.10
 Gross expenses prior to brokerage commission recapture(4)     %     1.06         1.11          1.11          1.11          1.10
 Net income (loss)(4)                                          %     0.14        (0.50)        (0.42)         0.25          1.92
 Portfolio turnover rate                                       %       33           43            54            95            12



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO



                                                                                           CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                 2004(1)       2003         2002(2)        2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $     9.28         6.34          7.10          7.59         11.56
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.05         0.06          0.02          0.09         (0.05)
 Net realized and unrealized gain (loss)
 on investments and foreign currencies                         $     1.60         2.90         (0.78)        (0.49)        (3.86)
 Total from investment operations                              $     1.65         2.96         (0.76)        (0.40)        (3.91)
 Less distributions from:
 Net investment income                                         $     0.04         0.02            --          0.08            --
 Dividends in excess of net investment income                  $       --           --            --            --            --
 Distributions from capital gains                              $       --           --            --          0.01         (0.06)
 Total distributions                                           $     0.04         0.02            --          0.09         (0.06)
 Net asset value, end of year                                  $    10.89         9.28          6.34          7.10          7.59
 TOTAL RETURN(3)                                               %    17.76        46.62        (10.70)        (5.25)       (33.79)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  156,615      113,494        62,732        74,797        60,541
 Ratios to average net assets:                                 %     1.54         1.77          1.76          1.76          1.75
 Net investment income (loss)                                  %     0.62         1.06          0.25          1.27         (0.39)
 Portfolio turnover rate                                       %      166           95           166           180           130



(1) Since March 1, 2004, ING Investment Management Advisors B.V. has served as Portfolio Manager for the ING Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO


                                                                                                         CLASS S
                                                                                          ---------------------------------------
                                                                                                 YEAR ENDED             MAY 1,
                                                                                                DECEMBER 31,          2002(2) TO
                                                                                          ------------------------   DECEMBER 31,
                                                                                             2004          2003         2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                     $    10.63          7.92         10.00
 Income (loss) from investment operations:
 Net investment loss                                                                      $    (0.02)        (0.03)        (0.03)
 Net realized and unrealized gain (loss) on investments                                   $     2.77          2.74         (2.05)
 Total from investment operations                                                         $     2.75          2.71         (2.08)
 Net realized gains on investments                                                        $     0.01            --            --
 Total distributions                                                                      $     0.01            --            --
 Net asset value, end of period                                                           $    13.37         10.63          7.92
 TOTAL RETURN(3)                                                                          %    25.91         34.22        (20.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                     $  158,732        65,648        13,458
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)                                     %     1.15          1.14          1.13
 Gross expenses prior to brokerage commission recapture(4)                                %     1.15          1.15          1.15
 Net investment loss(4)                                                                   %    (0.30)        (0.56)        (0.48)
 Portfolio turnover rate                                                                  %      147            35            15



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3)  Annualized for periods less than one year.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

ING JULIUS BAER FOREIGN PORTFOLIO



                                                                                                         CLASS S
                                                                                          -----------------------------------------
                                                                                                 YEAR ENDED
                                                                                                DECEMBER 31,        MAY 1, 2002(2)
                                                                                          ------------------------  TO DECEMBER 31,
                                                                                             2004         2003(1)       2002(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                     $    10.42          8.28         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                                             $     0.05          0.04          0.04
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                                                       $     1.83          2.52         (1.74)
 Total from investment operations                                                         $     1.88          2.56         (1.70)
 Less distributions from:
 Net investment income                                                                    $     0.01          0.07          0.02
 Net realized gain on investments                                                         $     0.07          0.35            --
 Total distributions                                                                      $     0.08          0.42          0.02
 Net asset value, end of period                                                           $    12.22         10.42          8.28
 TOTAL RETURN(4)                                                                          %    18.03         31.06        (16.97)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                        $  379,495        37,205         9,147
 Ratios to average net assets:                                                            %     1.21          1.25          1.25
 Expenses(5)                                                                              %     1.21          1.25          1.25
 Net investment income/(loss)(5)                                                          %     0.39          0.69          0.57
 Portfolio turnover rate                                                                  %      104           183            23



(1) Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(2)  Commencement of operations.
(3) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(5)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING LEGG MASON VALUE PORTFOLIO



                                                                                           CLASS S
                                                               ------------------------------------------------------------------
                                                                                                                      OCTOBER 2,
                                                                             YEAR ENDED DECEMBER 31,                  2002(1) TO
                                                               ---------------------------------------------------   DECEMBER 31,
                                                                  2004         2003        2002(2)         2001        2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.82         7.20          8.97          9.97         10.00
 Income (loss) from investment operations:
 Net investment income                                         $    (0.01)        0.02          0.04          0.02          0.07
 Net realized and unrealized gain (loss)
 on investments and foreign currencies                         $     1.23         1.60         (1.78)        (0.97)        (0.09)
 Total from investment operations                              $     1.22         1.62         (1.74)        (0.95)        (0.02)
 Less distributions from:
 Net investment income                                         $     0.01         0.00*         0.03          0.05          0.01
 Total distributions                                           $     0.01         0.00*         0.03          0.05          0.01
 Net asset value, end of period                                $    10.03         8.82          7.20          8.97          9.97
 TOTAL RETURN(3)                                               %    13.87        22.53        (19.41)        (9.51)        (0.21)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $  324,740      223,701       130,480        93,222        15,231
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)          %     1.06         1.09          1.08          1.11          1.10
 Gross expenses prior to brokerage commission recapture(4)     %     1.06         1.10          1.11          1.11          1.10
 Ratio of net investment income (loss) to
 average net assets(4)                                         %    (0.07)        0.32          0.49          0.93          2.63
 Portfolio turnover rate                                       %       95           38            50            42             5



(1)  Class A commenced operations on September 9, 2002.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING LIMITED MATURITY BOND PORTFOLIO


                                                                                           CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                 2004(1)       2003         2002(1)        2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    11.65        11.44         11.02         10.53         10.42
 Income (loss) from investment operations:
 Net investment income                                         $     0.65         0.43          0.46          0.41          0.55
 Net realized and unrealized gain (loss) on investments        $    (0.49)       (0.10)         0.34          0.52          0.26
 Total from investment operations                              $     0.16         0.33          0.80          0.93          0.81
 Less distributions from:
 Net investment income                                         $     0.61        (0.09)        (0.33)        (0.44)        (0.70)
 Net realized and gain on investments                          $     0.10        (0.03)        (0.05)           --            --
 Total distributions                                           $     0.71        (0.12)        (0.38)        (0.44)        (0.70)
 Net asset value end of year                                   $    11.10        11.65         11.44         11.02         10.53
 TOTAL RETURN(2)                                               %     1.38         2.84          7.24          8.84          7.73

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  393,161      572,056       611,262       462,492       251,060
 Ratios to average net assets:
 Expenses                                                      %     0.53         0.53          0.53          0.53          0.55
 Expenses to average net assets                                %     0.53         0.53          0.53          0.54          0.56
 Net investment income                                         %     3.35         3.26          4.03          4.98          6.11
 Portfolio turnover rate                                       %      197           91           169           117           153



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING LIQUID ASSETS PORTFOLIO



                                                                                            CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2004         2003         2002(1)        2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $     1.00         1.00          1.00          1.00          1.00
 Income (loss) from investment operations:
 Net investment income                                         $    0.009        0.007         0.014         0.038         0.059
 Net realized and unrealized gain (loss) on investments        $   (0.000)*     (0.000)(1)        --            --            --
 Total from investment operations                              $    0.009        0.007         0.014         0.038         0.059
 Less distributions from:
 Net investment income                                         $    0.009        0.007(1)      0.014         0.038         0.059
 Total distributions                                           $    0.009        0.007         0.014         0.038         0.059
 Net asset value, end of year                                  $     1.00         1.00          1.00          1.00          1.00
 TOTAL RETURN(2)                                               %     0.92         0.75          1.43          3.85          6.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  675,387      772,725     1,091,743     1,126,626       718,891
 Ratios to average net assets:
 Expenses                                                      %     0.54         0.53          0.53          0.54          0.55
 Net investment income                                         %     0.91         0.75          1.42          3.63          5.91



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than $0.001.

ING MARSICO GROWTH PORTFOLIO



                                                                                            CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2004         2003       2002(1)(2)       2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    12.90         9.72         13.80         19.78         27.49
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.01        (0.02)        (0.02)         0.00*         0.29
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                            $     1.60         3.20         (4.06)        (5.98)        (6.43)
 Total from investment operations                              $     1.61         3.18         (4.08)        (5.98)        (6.14)
 Less distributions from:
 Net investment income                                         $       --           --            --            --          0.34
 Net realized and gain on investments                          $       --           --            --            --          1.23
 Return of capital                                             $       --           --            --            --          0.00*
 Total distributions                                           $       --           --            --            --          1.57
 Net asset value, end of year                                  $    14.51        12.90          9.72         13.80         19.78
 TOTAL RETURN(3)                                               %    12.48        32.72        (29.57)       (30.23)       (21.99)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  882,416      845,269       616,225     1,101,625     1,638,875
 Ratios to average net assets:
 Net expenses after brokerage commission recapture             %     1.00         1.02          0.97          1.01          0.99
 Gross expenses prior to brokerage commission recapture        %     1.03         1.04          1.04          1.01          0.99
 Net investment income (loss)                                  %     0.04        (0.17)        (0.15)         0.01          0.19
 Portfolio turnover rate                                       %       72           82           186            88            60



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the ING Marsico Growth Portfolio. Prior to that date, the Series had been advised by another Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING MFS MID CAP GROWTH PORTFOLIO


                                                                                           CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2004         2003         2002(1)        2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    10.10         7.26         14.18         18.67         29.59
 Income (loss) from investment operations:
 Net investment loss                                           $    (0.07)       (0.03)        (0.05)        (0.10)        (0.10)
 Net realized and unrealized gain (loss) on
 investments and foreign currencies                            $     1.59         2.87         (6.87)        (4.31)         1.43
 Total from investment operations                              $     1.52         2.84         (6.92)        (4.41)         1.33
 Less distributions from:
 Net realized gains on investments:                            $       --           --            --         (0.08)       (12.25)
 Total distributions                                           $       --           --            --         (0.08)       (12.25)
 Net asset value, end of year                                  $    11.62        10.10          7.26         14.18         18.67
 TOTAL RETURN(2)                                               %    15.05        39.12        (48.80)       (23.62)         8.18

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  764,301      743,049       522,323     1,133,396     1,461,745
 Ratios to average net assets:
 Net expenses after brokerage commission recapture
 and reimbursement of unified fee(3)                           %     0.87         0.86          0.84          0.89          0.88
 Net expenses after reimbursement of unified fee
 and prior to brokerage commission recapture                   %     0.89         0.90          0.90          0.89          0.88
 Gross expenses prior to brokerage commission
 recapture and reimbursement of unified fee(4)                 %     0.89         0.90          0.90          0.89          0.88
 Net investment loss                                           %    (0.58)       (0.41)        (0.44)        (0.64)        (0.58)
 Portfolio turnover rate                                       %       80           95           163            94           150



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.


ING MFS TOTAL RETURN PORTFOLIO


                                                                                           CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                2004(1)       2003(1)       2002(1)        2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $      17.21        14.81         15.98         17.00         15.80
 Income (loss) from investment operations:
 Net investment income                                       $       0.41         0.37          0.44          0.44          0.50
 Net realized and unrealized gain (loss)
 on investments and foreign currencies                       $       1.50         2.11         (1.25)        (0.37)         2.07
 Total from investment operations                            $       1.91         2.48         (0.81)         0.07          2.57
 Less distributions from:
 Net investment income                                       $       0.34         0.08          0.34          0.46          0.63
 Net realized gain on investments                            $         --           --          0.02          0.63          0.74
 Total distributions                                         $       0.34         0.08          0.36          1.09          1.37
 Net asset value, end of year                                $      18.78        17.21         14.81         15.98         17.00
 TOTAL RETURN(2)                                             %      11.12        16.75         (5.10)         0.49         16.50

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $  1,483,814    1,326,168     1,026,503     1,002,724       832,527
 Ratios to average net assets:
 Net expenses after brokerage commission recapture
 and reimbursement of unified fees                           %       0.88         0.89          0.89          0.89          0.88
 Net expenses after reimbursement of unified fees
 and prior to brokerage commission recapture                 %       0.89         0.90          0.90          0.89          0.88
 Gross expenses prior to brokerage commission recapture
 and reimbursement of unified fees                           %       0.89         0.90          0.90          0.89          0.88
 Net investment income                                       %       2.42         2.41          2.82          2.88          3.28
 Portfolio turnover rate                                     %         66           57            81           106           113



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING OPPENHEIMER MAIN STREET PORTFOLIO(R)



                                                                                           CLASS S
                                                               -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2004         2003         2002(1)         2001          2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    14.87        11.96         16.00         20.95         24.81
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.16         0.11          0.07          0.03         (0.01)
 Net realized and unrealized gain (loss)
 on investments and foreign currencies                         $     1.75         2.83         (4.05)        (4.53)        (1.25)
 Total from investment operations                              $     1.91         2.94         (3.98)        (4.50)        (1.26)
 Less distributions from:
 Net investment income                                         $     0.13         0.03          0.06          0.02          0.04
 Net realized gain on investments                              $       --           --            --          0.43          2.56
 Total distributions                                           $     0.13         0.03          0.06          0.45          2.60
 Net asset value, end of year                                  $    16.65        14.87         11.96         16.00         20.95
 TOTAL RETURN(2)                                               %    12.88        24.57        (24.87)       (21.46)        (4.54)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  624,376      644,823       563,470       871,059     1,147,196
 Ratios to average net assets:
 Net expenses after brokerage commission recapture
 and reimbursement of unified fees                             %     0.86         0.84          0.84          0.89          0.88
 Net expenses after reimbursement of unified fees
 and prior to brokerage commission recapture                   %     0.88         0.84          0.84          0.89          0.88
 Gross expenses prior to brokerage commission
 recapture and reimbursement of unified fees                   %     0.89         0.90          0.90          0.89          0.88
 Net investment income(loss)                                   %     0.87         0.86          0.57          0.15         (0.06)
 Portfolio turnover rate                                       %      175          130           109            97            87



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

ING PIMCO CORE BOND PORTFOLIO



                                                                                           CLASS S
                                                               -----------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                 2004(1)       2003         2002(1)       2001(2)        2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $    10.72        10.39          9.79          9.60         10.06
 Income (loss) from investment operations:
 Net investment income                                         $     0.35         0.41          0.36          0.26          0.12
 Net realized and unrealized gain (loss) on investments,
 foreign currencies, futures, options and swaps                $     0.16         0.10          0.48         (0.02)        (0.03)
 Total from investment operations                              $     0.51         0.51          0.84          0.24          0.09
 Less distributions from:
 Net investment income                                         $     0.29         0.05          0.16            --          0.32
 Net realized gain on investments                              $     0.02         0.13          0.08          0.05          0.00*
 Return of capital                                             $       --           --            --            --          0.23
 Total distributions                                           $     0.31         0.18          0.24          0.05          0.55
 Net asset value, end of period                                $    10.92        10.72         10.39          9.79          9.60
 TOTAL RETURN(3)                                               %     4.78         4.84          8.68          2.46          0.94

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $  744,258      525,001       437,548       122,176        47,126
 Ratios to average net assets:
 Expenses                                                      %     0.86         0.87          0.93          1.13          1.60
 Net investment income                                         %     3.21         3.55          3.56          3.30          3.62
 Portfolio turnover rate                                       %      279          402           605           745           156



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the ING PIMCO Core Bond Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING PIMCO HIGH YIELD PORTFOLIO


                                                                   CLASS S
                                                               ---------------
                                                                MAY 3, 2004(1)
                                                                      TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         10.00
 Income (loss) from investment operations:
 Net investment income                                         $          0.42
 Net realized and unrealized loss on investments               $          0.48
 Total from investment operations                              $          0.90
 Less distributions from:
 Net investment income                                         $          0.40
 Total distributions                                           $          0.40
 Net asset value, end of period                                $         10.50
 TOTAL RETURN(2)                                               %          9.24

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       697,885
 Ratios to average net assets:
 Ratio of net investment income to average net assets(3)       %          0.74
 Net investment income(3)                                      %          6.19
 Portfolio turnover rate                                       %            50



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write the Trust at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING LOGO]


04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST


PROSPECTUS

APRIL 29, 2005

SERVICE CLASS

                        BALANCED FUNDS
                         ING T. Rowe Price Capital Appreciation Portfolio

                         ING UBS U.S. Allocation Portfolio
                          (formerly, ING UBS U.S. Balanced Portfolio)

                        INTERNATIONAL/GLOBAL FUNDS
                         ING Capital Guardian Managed Global Portfolio ING Van Kampen Global Franchise Portfolio

                        STOCK FUNDS
                         ING AIM Mid Cap Growth Portfolio
                         ING Alliance Mid Cap Growth Portfolio
                         ING Capital Guardian Small/Mid Cap Portfolio (formerly,
                          ING Capital Guardian Small Cap Portfolio)
                         ING Capital Guardian U.S. Equities Portfolio (formerly,
                          ING Capital Guardian Large Cap Value Portfolio)
                         ING FMR(SM) Diversified Mid Cap Portfolio
                         ING FMR(SM) Earnings Growth Portfolio

                         ING Global Resources Portfolio
                          (formerly, ING Hard Assets Portfolio)

                         ING Goldman Sachs Tollkeeper(SM) Portfolio (formerly,
                          ING Goldman Sachs Internet Tollkeeper(SM) Portfolio)

                         ING Jennison Equity Opportunities Portfolio

                         ING Mercury Focus Value Portfolio
                         ING Mercury Large Cap Growth Portfolio (formerly, ING
                          Mercury Fundamental Growth Portfolio)
                         ING Salomon Brothers All Cap Portfolio
                         ING Salomon Brothers Investors Portfolio
                         ING T. Rowe Price Equity Income Portfolio
                         ING Van Kampen Equity Growth Portfolio
                         ING Van Kampen Growth and Income Portfolio
                         ING Van Kampen Real Estate Portfolio

                        Goldman Sachs Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.

NOT ALL PORTFOLIOS MAY BE AVAILABLE
IN ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                              TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
INTRODUCTION
   ING Investors Trust                                                         2
   Investment Adviser                                                          2
   Portfolios and Portfolio Managers                                           2
   Classes of Shares                                                           2
   Investing through your Variable Contract
     or Qualified Plan                                                         2
   Why Reading this Prospectus is Important                                    2

DESCRIPTION OF THE PORTFOLIOS
   ING AIM Mid Cap Growth Portfolio                                            3
   ING Alliance Mid Cap Growth Portfolio                                       6
   ING Capital Guardian Managed Global
     Portfolio                                                                 9
   ING Capital Guardian Small/Mid Cap Portfolio                               12
   ING Capital Guardian U.S. Equities Portfolio                               15
   ING FMR(SM) Diversified Mid Cap Portfolio                                  18
   ING FMR(SM) Earnings Growth Portfolio                                      21
   ING Global Resources Portfolio                                             23
   ING Goldman Sachs Tollkeeper(SM)
     Portfolio                                                                27
   ING Jennison Equity Opportunities Portfolio                                31
   ING Mercury Focus Value Portfolio                                          34
   ING Mercury Large Cap Growth Portfolio                                     37
   ING Salomon Brothers All Cap Portfolio                                     40
   ING Salomon Brothers Investors Portfolio                                   43
   ING T. Rowe Price Capital Appreciation
     Portfolio                                                                46
   ING T. Rowe Price Equity Income Portfolio                                  50
   ING UBS U.S. Allocation Portfolio                                          53
   ING Van Kampen Equity Growth Portfolio                                     56
   ING Van Kampen Global Franchise Portfolio                                  59
   ING Van Kampen Growth and Income Portfolio                                 62
   ING Van Kampen Real Estate Portfolio                                       65

PORTFOLIO FEES AND EXPENSES                                                   68

SUMMARY OF PRINCIPAL RISKS                                                    70

MORE INFORMATION
   Percentage and Rating Limitations                                          76
   A Word about Portfolio Diversity                                           76
   Additional Information about the
     Portfolios                                                               77
   Non-Fundamental Investment Policies                                        77
   Temporary Defensive Positions                                              77
   Administrative Services                                                    77
   Portfolio Distribution                                                     78
   Additional Information Regarding the Classes
     of Shares                                                                78
     Service Fees                                                             78
   How We Compensate Entities Offering
     Our Portfolios as Investment Options
     in their Insurance Products                                              78
   Interests of the Holders of the
     Variable Insurance Contracts
     And Policies and Qualified
     Retirement Plans                                                         79
   Frequent Trading - Market Timing                                           79
   Portfolio Holdings Disclosure Policy                                       80
   Reports to Shareholders                                                    80
   Custodian
   Legal Counsel
   Independent Registered Public
     Accounting Firm

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                                                81
   Management Fee                                                             81

NET ASSET VALUE                                                               82

TAXES AND DISTRIBUTIONS                                                       82

FINANCIAL HIGHLIGHTS                                                          84

TO OBTAIN MORE INFORMATION                                                  Back

ING INVESTORS TRUST TRUSTEES                                                Back


   AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

PORTFOLIOS AND PORTFOLIO MANAGERS

ING AIM Mid Cap Growth Portfolio - AIM Capital Management, Inc.
ING Alliance Mid Cap Growth Portfolio - Alliance Capital Management L.P.
ING Capital Guardian Managed Global Portfolio - Capital Guardian Trust Company ING Capital Guardian Small/Mid Cap Portfolio - Capital Guardian Trust Company ING Capital Guardian U.S. Equities Portfolio - Capital Guardian Trust Company ING FMR(SM) Diversified Mid Cap Portfolio - Fidelity Management & Research Company
ING FMR(SM) Earnings Growth Portfolio - Fidelity Management & Research Company

ING Global Resources Portfolio - Baring International Investment Limited

ING Goldman Sachs Tollkeeper(SM) Portfolio - Goldman Sachs Asset Management,
L.P.

ING Jennison Equity Opportunities Portfolio - Jennison Associates LLC

ING Mercury Focus Value Portfolio - Mercury Advisors
ING Mercury Large Cap Growth Portfolio - Mercury Advisors
ING Salomon Brothers All Cap Portfolio - Salomon Brothers Asset Management Inc. ING Salomon Brothers Investors Portfolio - Salomon Brothers Asset Management Inc.
ING T. Rowe Price Capital Appreciation Portfolio - T. Rowe Price Associates,
Inc.
ING T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.

ING UBS U.S. Allocation Portfolio - UBS Global Asset Management (Americas) Inc.

ING Van Kampen Equity Growth Portfolio - Van Kampen
ING Van Kampen Global Franchise Portfolio - Van Kampen
ING Van Kampen Growth and Income Portfolio - Van Kampen
ING Van Kampen Real Estate Portfolio - Van Kampen

CLASSES OF SHARES


Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Service Class ("Class S") shares of the Trust. For more information about share classes, please refer to the section of this Prospectus entitled "Additional Information Regarding the Classes of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Class S shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Class S shares also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING AIM MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

A I M Capital Management, Inc. ("AIM Capital")

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets.

The Portfolio may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The Portfolio Manager focuses on companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have favorable prospects for future growth. The Portfolio Manager considers whether to sell a particular security when any of these factors materially changes.

The Portfolio may loan up to 33 1/3% of its total assets.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

          ING AIM MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996              19.39
1997              23.16
1998               0.84
1999              56.24
2000             (12.45)
2001             (21.17)
2002             (31.69)
2003              44.16
2004               7.56

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                          10/02/95
                                   1 YEAR    5 YEARS     (INCEPTION)
Class S Return                      7.56%    (6.07)%        5.90%
Russell Midcap(R) Growth Index     15.48%    (3.36)%        8.92%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99              39.19%



                                 WORST QUARTER



Quarter Ended 9/30/01               (30.52)%


(1) The performance information presented above is for December 31 of each year or period.

(2) A I M Capital Management Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3)  Index return is for the period beginning October 1, 1995.

MORE ON THE PORTFOLIO MANAGER


AIM Capital has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. The principal address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. As of December 31, 2004, AIM Capital and its immediate parent, A I M Advisors, Inc., managed over $138 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
Paul J. Rasplicka          Senior Portfolio Manager

                           Mr. Rasplicka has been responsible for the Portfolio since 2005 and has been associated with AIM Capital and/or its affiliates since 1998.

Karl F. Farmer             Portfolio Manager

                           Mr. Farmer has been associated with the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998.



They are assisted by AIM Capital's Mid Cap Growth and GARP (growth at a reasonable price) Teams and may be comprised of portfolio managers, research analysts and other investment professionals of AIM Capital. Team members provide research support and make securities recommendations with respect to the Portfolio but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING ALLIANCE MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Alliance Capital Management L.P. ("Alliance Capital")

INVESTMENT OBJECTIVE

Long-term total return.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests in common stocks of middle capitalization ("mid-capitalization") companies. The Portfolio normally invests substantially all of its assets in high-quality common stocks that Alliance Capital expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For these purposes, mid-capitalization companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $630.6 million to $26.1 billion as of December 31, 2004. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Portfolio typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at the time of purchase. The Portfolio also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.


The Portfolio also may:

     - write exchange-traded covered call options on up to 25% of its total assets;

     - make secured loans on portfolio securities of up to 25% of its total assets;

     - enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and

     - enter into futures contracts on securities indexes and options on such futures contracts.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these changes were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING ALLIANCE MID CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1999        25.56
2000       (17.12)
2001       (13.73)
2002       (30.04)
2003        67.04
2004        19.53

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the Russell Midcap(R) Growth Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                          08/14/98
                                   1 YEAR    5 YEARS     (INCEPTION)
Class S Return                     19.53%    (0.03)%        5.19%
Russell Midcap(R) Growth Index     15.48%    (3.36)%        5.43%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99              25.08%



                                  WORST QUARTER



Quarter Ended 9/30/01              (26.22)%


(1) The performance information presented above is for December 31 of each year or period.

(2) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3)  Index return is for the period beginning August 1, 1998.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


Alliance Capital is a leading global investment management firm supervising client accounts with assets totaling approximately $539 billion, as of December 31, 2004. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of Alliance Capital is 1345 Avenue of the Americas New York, NY 10105.

As of December 31, 2004, Alliance Capital Management Holding L.P. owns approximately 31.7% of the units of limited partnership interest in Alliance Capital. AXA Financial, Inc. owns approximately 60.9% of the outstanding publicly traded Alliance Holding Units and approximately 1.8% of the outstanding Alliance Capital Units, which, including the general partnership interests Alliance Capital and Alliance Holding, represents a 61.3% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly owned subsidiary of AXA, one of the largest global financial services organizations.

The following person is primarily responsible for the management of the
Portfolio:


NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
Catherine Wood             Senior Vice President and Portfolio Manager, Alliance Capital, and Chief
                           Investment Officer, Regent Investor Services, a division of Alliance Capital.

                           Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management where she was a general partner, co-managing global equity-oriented portfolios.
                           Prior to that, Ms. Wood worked for 19 years with Jennison Associates as a
                           Director and Portfolio Manager, Equity Research Analyst and Chief Economist.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks traded in securities markets through out the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in debt securities, cash or money market instruments.

The Portfolio may invest in any type of company, large or small, with earnings that show a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well-known companies.

The Portfolio may enter into foreign currency transactions.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

   ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995           7.56
1996          12.27
1997          12.17
1998          29.31
1999          63.30
2000         (14.56)
2001         (11.91)
2002         (20.18)
2003          36.31
2004          10.95

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the MSCI All Country World Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                   1 YEAR    5 YEARS      10 YEARS
Class S Return                     10.95%    (1.89)%        9.99%
MSCI All Country World Index       15.75%    (1.79)%        8.19%



                                  BEST QUARTER



Quarter Ended 12/31/99              47.69%



                                  WORST QUARTER



Quarter Ended 9/30/02              (20.00)%


(1) The performance information presented above is for December 31 of each year.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:


NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
David I. Fisher            Mr. Fisher is Chairman of the Board of Capital Group
                           International, Inc. with portfolio management
                           responsibilities for Capital Guardian, and joined the
                           Capital Guardian organization in 1969.

Eugene P. Stein            Mr. Stein is an Executive Vice President of Capital
                           Guardian, and joined the Capital Guardian
                           organization in 1972.

Christopher A. Reed        Mr. Reed is a Vice President of Capital International
                           Research, Inc. with portfolio management
                           responsibilities for Capital Guardian, and joined the
                           Capital Guardian organization in 1993.

Michael R. Ericksen        Mr. Ericksen is a Senior Vice President and Portfolio
                           Manager for Capital Guardian, and joined the Capital
                           Guardian organization in 1986.

Richard N. Havas           Mr. Havas is a Senior Vice President and a Portfolio
                           Manager with research responsibilities for the
                           Capital Guardian, and joined the Capital Guardian
                           organization in 1985.

Nancy J. Kyle              Ms. Kyle is a Senior Vice President of Capital
                           Guardian, and joined the Capital Guardian
                           organization in 1990.

Lionel M. Sauvage          Mr. Sauvage is a Senior Vice President of Capital
                           Guardian, and joined the Capital Guardian
                           organization in 1986.

Nilly Sikorsky             Ms. Sikorsky is Chairman of Capital International
                           S.A., Vice Chairman of Capital International Limited,
                           a Director of The Capital Group Companies, Inc. and
                           Managing Director - Europe of Capital Group
                           International, Inc. She is a Portfolio Manager and
                           joined Capital Guardian in 1962.

Rudolf M. Staehelin        Mr. Staehelin is a Senior Vice President and Director
                           of Capital International Research, Inc. with
                           portfolio management responsibilities for Capital
                           Guardian, and joined the Capital Guardian
                           organization in 1981.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers small/mid cap companies to be companies that have total market capitalization within the range of companies included in the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000 and Russell MidCap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell MidCap(R) Index measures the performance of the smallest 800 companies in the Russell 1000(R) Index. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.


Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights. The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.


The Portfolio may also enter into currency-related transactions, including currency futures and forward contracts and options on currencies. The Portfolio may invest a portion of its assets in money market instruments and repurchase agreements.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                           CONVERTIBLE SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               OTC INVESTMENT RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1996          20.10
1997          10.32
1998          20.98
1999          50.61
2000         (18.17)
2001          (1.56)
2002         (25.43)
2003          40.36
2004           7.48

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell MidCap(R) Index, custom Russell 2800 Index, and Russell 2000(R) Index. The Russell MidCap(R) Index measures the performance of the Smallest 800 companies in the Russell 1000 Index. The custom Russell 2800 Index is defined as the combination of the Russell 2000(R) and the Russell Mid Cap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell 2000(R) Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000(R) Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The Russell MidCap(R) Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell MidCap(R) Index is a more appropriate index than the Russell 2000(R) Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.



                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                          01/03/96
                                  1 YEAR     5 YEARS     (INCEPTION)
Class S Return                      7.48%     (1.95)%       9.09%
Russell MidCap(R) Index            20.22%      7.59%       12.48%(3)
Custom Russell 2800 Index          19.75%      7.36%       11.77%(3)
Russell 2000(R) Index              18.33%      6.61%        9.80%(3)


                                  BEST QUARTER


Quarter Ended 12/31/99              33.90%


                                  WORST QUARTER


Quarter Ended 9/30/01              (25.69)%


(1) The performance information presented above is for December 31 of each year or period.


(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager. Prior to May 1, 2005, the Portfolio's strategy was to invest at least 80% of its assets in small cap securities, as opposed to the current policy of small and mid cap securities.


(3)  Index returns are for the period beginning January 1, 1996.


MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
James S. Kang              Mr. Kang is Vice President of Capital Guardian with
                           portfolio management responsibilities, and joined the
                           Capital Guardian organization in 1987.

Karen A. Miller            Ms. Miller is a Senior Vice President of Capital
                           Guardian with portfolio management responsibilities,
                           and joined the Capital Guardian organization in 1990.

Kathryn M. Peters          Ms. Peters is a Vice President of Capital Guardian
                           with portfolio management responsibilities. Prior to
                           joining the organization in 2001, Ms. Peters was a
                           portfolio manager and principal with Montgomery Asset
                           Management, LLC.

Theodore R. Samuels        Mr. Samuels is a Senior Vice President and Director
                           of Capital Guardian with portfolio management
                           responsibilities. He joined Capital Guardian in 1981.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY


Prior to July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. Effective July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When determining whether a company is located in the United States, the Portfolio Manager will consider such factors as the place of listing and the location of the issuer's incorporation and headquarters.

In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio Manager is not constrained by a particular investment style, and may invest in "growth" or "value" securities. Under normal conditions, the Portfolio can be expected to invest in companies with a market capitalization of greater than $1 billion at the time of purchase.


The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio may invest a portion of its assets in debt securities and cash equivalents.

The Portfolio may also lend up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001             (3.62)
2002            (23.79)
2003             36.75
2004              9.27

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                            02/01/00
                                 1 YEAR    (INCEPTION)
Class S Return                    9.27%       3.28%
S&P 500 Index                    10.88%      (1.31)%


                                  BEST QUARTER


Quarter Ended 6/30/03            18.43%


                                  WORST QUARTER


Quarter Ended 9/30/02            (19.48)%


(1) The performance information presented above is for December 31 of each year or period.

(2) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Capital Guardian, principally located at 333 South Hope Street, Los Angeles, CA 90071, has managed of the Portfolio since inception. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $162 billion in assets as of December 31, 2004.


The following team members are primarily responsible for the management of the
Portfolio:



NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
Karen A. Miller            Ms. Miller is a Senior Vice President of Capital
                           Capital Guardian Inc. with portfolio management
                           responsibilities. She joined the Capital Guardian
                           organization in 1990 where she served in various
                           portfolio management positions.

Michael R. Ericksen        Mr. Ericksen is a Senior Vice President and Portfolio
                           Manager. He joined the Capital Guardian organization
                           in 1987 where he served in various capacities.

David Fisher               Mr. Fisher is Chairman of the Board of Capital
                           Guardian Group International, Inc. and Capital
                           Guardian. He joined the Capital Guardian organization
                           in 1969 where he served in various portfolio
                           management positions.

Theodore Samuels           Mr. Samuels is a Senior Vice President and Director
                           for Capital Guardian, as well as a Director of
                           Capital International Research, Inc. He joined the
                           Capital Guardian organization in 1981 where he served
                           in various portfolio management positions.

Eugene P. Stein            Mr. Stein is Executive Vice President, a Director, a
                           Portfolio Manager, and Chairman of the Investment
                           Committee for Capital Guardian. He joined the Capital
                           Guardian organization in 1972 where he served in
                           various portfolio manager positions.

Terry Berkemeier           Mr. Berkemeier is a Senior Vice President of Capital
                           Guardian with portfolio management responsibilities.
                           He joined the Capital Guardian organization in 1992.

Alan J. Wilson             Mr. Wilson is a Director and Senior Vice President of
                           Capital Guardian with portfolio management
                           responsibilities. He is also an investment analyst
                           for Capital International Research, Inc. with
                           portfolio management responsibilities, specializing
                           in U.S. oil services and household products.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.

The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index ("S&P MidCap 400 Index"). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

The Portfolio Manager may invest up to 25% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.


The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.

Factors considered include growth potential, earnings estimates and management.


The Portfolio Manager may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                         OTHER INVESTMENT COMPANIES RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001               (6.64)
2002              (19.34)
2003               33.47
2004               24.10

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in the S&P MidCap 400 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                10/02/00
                                     1 YEAR    (INCEPTION)
Class S Return                       24.10%       5.12%
S&P MidCap 400 Index                 16.48%       6.19%(2)


                                  BEST QUARTER


Quarter Ended 12/31/01                 18.53%


                                  WORST QUARTER


Quarter Ended 9/30/02                 (18.69)%


(1) The performance information presented above is for December 31 of each year or period.

(2)  Index return is for the period beginning October 1, 2000.


MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had over $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:


NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
Tom Allen                  Vice President of FMR and Portfolio Manager of the
                           Portfolio since February 2004.

                           Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) EARNINGS GROWTH PORTFOLIO

PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Seeks growth of capital over the long term.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks.


The Portfolio Manager invests the Portfolio's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.


The Portfolio Manager may also use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its investment objective.


The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson III family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 ("1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


The principal address of FMR is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2004, FMR and its wholly owned subsidiaries had over $932 billion in total assets under management.

The following person is primarily responsible for the management of the
Portfolio:



NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
Joseph W. Day              Vice President and Portfolio Manager

                           Mr. Day is Portfolio Manager to the Portfolio. Since joining Fidelity Investments in 1984, Mr. Day has worked as a research analyst and manager.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING GLOBAL RESOURCES PORTFOLIO

PORTFOLIO MANAGER

Baring International Investment Limited ("Baring International")

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies. Equity securities in which the Portfolio invests can include common and preferred stocks and American and Global Depositary Receipts but also may include other types of equity and equity derivative securities. The Portfolio may also invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

     -    precious metals;

     -    ferrous and non-ferrous metals;

     -    integrated oil;

     -    gas/other hydrocarbons;

     -    forest products;

     -    agricultural commodities; and

     -    other basic materials that can be priced by a market.

The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

The Portfolio also may invest in:

     -    securities of foreign issuers, including up to 35% in South Africa;

     -    companies not engaged in natural resources/hard asset activities;

     -    investment-grade corporate debt;

     -    U.S. government or foreign obligations;

     -    money market instruments;

     -    repurchase agreements;

     - special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country; and

     -    derivatives.

The Portfolio may also invest directly in commodities, including gold bullion and coins.

Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

               -    common stock;

               -    preferred stock;

               -    direct equity interests in trusts;

               -    joint ventures;

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               -    rights;

               -    warrants;

               -    "when-issued" securities;

               -    "partly paid" securities;

               -    partnerships; and

               -    restricted securities.

The Portfolio may also engage in short sales (up to 25% of net assets).

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           BORROWING AND LEVERAGE RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                 HARD ASSET RISK
                           INDUSTRY CONCENTRATION RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                               OTC INVESTMENT RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

          ING GLOBAL RESOURCES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995        10.69
1996        33.17
1997         6.22
1998       (29.58)
1999        23.36
2000        (4.73)
2001       (12.12)
2002         0.80
2003        52.22
2004         6.42

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class S shares' performance to that of two broadly based market indices - the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Morgan Stanley Capital International All Country World Index ("MSCI All Country World Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The MSCI All Country World Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                             1 YEAR        5 YEARS       10 YEARS
Class S Return                                 6.42%         6.45%         6.39%
S&P 500 Index                                 10.88%        (2.30)%       12.07%
MSCI All Country World Index                  15.75%        (1.79)%        8.19%


                                  BEST QUARTER


Quarter Ended 12/31/03                  22.50%


                                  WORST QUARTER


Quarter Ended 9/30/98                  (19.01)%


(1) The performance information presented above is as of December 31 for each year.

(2) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. The principal address of Baring International is 155 Bishopsgate, London, United Kingdom.


Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2004, Baring Asset Management managed over $34 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:


NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
John Payne                 Investment Manager

                           Mr. Payne has been an investment professional with Baring International and its ING affiliates since
                           1993 and has 18 years of investment experience.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

PORTFOLIO MANAGER

Goldman Sachs Asset Management, L.P. ("GSAM")

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in equity investments in "Tollkeeper" companies, which are high-quality technology, media, or service companies that adopt or use technology to improve cost structure, revenue opportunities, and/or competitive advantage. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio seeks to achieve its investment objective by investing in equity investments of companies that the Portfolio Manager believes are well positioned to benefit from the proliferation of technology. In general, the Portfolio Manager defines a Tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that Tollkeeper companies may increase revenue by increasing "traffic," or customers and sales, and raising "tolls," or prices, and margins. The Portfolio Manager does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Tollkeepers).

The Portfolio Manager believes that the characteristics of many Tollkeeper companies should enable them to grow consistently their businesses. Such characteristics include:

     -    Strong brand name;

     -    Dominant market share;

     -    Recurring revenue streams;

     -    Free cash flow generation;

     -    Long product life cycle;

     -    Enduring competitive advantage; and

     -    Excellent management.

The Internet is an example of a technology that the Portfolio Manager believes will drive growth for many Tollkeeper companies. The Internet's significant impact on the global economy has changed and will continue to change the way many companies operate. Business benefits of the Internet include global scalability, acquisition of new clients, new revenue sources, and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include technology, media and service companies.

Due to its focus on technology, media and service companies, the Portfolio's investment performance will be closely tied to many factors that affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Portfolio's net asset value is more likely to have greater volatility than that of a portfolio that is more diversified or invests in other industries.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                  INTERNET RISK
                                    IPO RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

      ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2002     (38.10)
2003      40.97
2004      11.48

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broadly based market indices -- the NASDAQ Composite Index, the Goldman Sachs Internet Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Goldman Sachs Internet Index is a capitalization-weighted index of selected internet companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The NASDAQ Composite Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the NASDAQ Composite Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURN(1)


                                                                        05/01/01
                                                         1 YEAR        (INCEPTION)
Class S Return                                           11.48%          (7.60)%
NASDAQ Composite Index                                    9.15%           1.20%
Goldman Sachs Internet Index                             23.25%           6.69%
S&P 500 Index                                            10.88%           0.84%


                                  BEST QUARTER


Quarter Ended 6/30/03                    19.08%


                                  WORST QUARTER


Quarter Ended 6/30/02                    (26.15)%


(1) The performance information presented above is for December 31 of each year or period.

MORE ON THE PORTFOLIO MANAGER


GSAM, a wholly owned subsidiary of The Goldman Sachs Group, Inc., serves as the Portfolio Manager to the Portfolio. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs, & Co., ("Goldman Sachs") served as the Portfolio Manager to the Portfolio. On or about April 26, 2003, GSAM assumed Goldman Sachs' portfolio management responsibilities for the Portfolio. The Portfolio was previously managed by Liberty Investment Management, Inc., ("Liberty") which was acquired by Goldman Sachs in 1996. The principal address of GSAM is 32 Old Slip, New York, New York 10005. As of December 31, 2004, Goldman Sachs, along with units of IMD, had assets under management of over $421 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Steven M. Barry                Mr. Barry is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1999. From 1988 to
                               1999, Mr. Barry was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents             Mr. Berents is a Managing Director, Co-Chairman of the Investment Committee and
                               senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 2000.
                               From 1992 to 1999, Mr. Berents was Director of Research and head of the
                               Investment Committee at Wheat First Union.

Herbert E. Ehlers              Mr. Ehlers is a Managing Director, Chief Investment Officer, and senior portfolio manager of GSAM. He joined GSAM as a senior portfolio manager and
                               Chief Investment Officer of the Growth Team in 1997. From 1981 to 1997,
                               Mr. Ehlers was the chief investment officer and chairman of Liberty and its predecessor firm, Eagle Asset Management ("Eagle").

Gregory H. Ekizian, CFA        Mr. Ekizian is a Managing Director, Co-Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, Mr. Ekizian was a
                               portfolio manager at Liberty and its predecessor firm, Eagle.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


Warren Fisher, CFA, CPA                 Mr. Fisher is a Vice President and portfolio manager for the Growth Team. He has primary responsibility for investment research in financial services, computer services, and mid-cap companies. He joined GSAM in 1994.

Mark R. Lockhart Gordon, CFA            Mr. Gordon is a Vice President and portfolio manager for the Growth Team. He has primary responsibility for investment research in the retail, transportation, and health services industries. He joined GSAM in 2000.

Joseph B. Hudepohl, CFA                 Mr. Hudepohl is a Vice President and portfolio manager of GSAM. Prior to joining
                                        GSAM in July 1999, Mr. Hudepohl was an analyst in the Investment Banking
                                        Division of Goldman Sachs where he worked in the High Technology Group.

Prashant R. Khemka, CFA                 Mr. Khemka is a Vice President and portfolio manager of GSAM. Prior to joining
                                        Goldman Sachs in May 2000, he was an assistant portfolio manager in the
                                        Fundamental Strategies group at State Street Global Advisors.

Scott Kolar, CFA                        Mr. Kolar is a Managing Director and a senior portfolio manager of GSAM. He joined GSAM as an equity analyst in 1997 and became a portfolio manager in 1999.
                                        From 1994 to 1997, Mr. Kolar was an equity analyst and information systems specialist at Liberty.

Adria B. Markus                         Ms. Markus is a Vice President and portfolio manager for the Growth Team. She has primary responsibility for investment research in retail, media, and mid-cap companies. Prior to joining GSAM in 2001, Ms. Markus was an equity research analyst at Epoch Partners, responsible for covering consumer Internet and media companies.

Derek S. Pilecki, CFA                   Mr. Pilecki is a Vice President and portfolio manager for the Growth Team. He has primary responsibility for investment research in the banking, insurance, and specialty finance industries. Prior to joining GSAM in 2002, Derek was a portfolio manager and equity analyst at Clover Capital Management.

Andrew F. Pyne                          Mr. Pyne is a Managing Director and senior portfolio manager of GSAM. He joined
                                        GSAM as a product manager in 1997 and became a portfolio manager in August 2001.
                                        From 1992 to 1997, Mr. Pyne was a product manager at Van Kampen Investments.

Jeffrey Rabinowitz, CFA                 Mr. Rabinowitz is a Vice President and portfolio manager of GSAM. Prior to joining Goldman Sachs in May 1999, he was a senior software engineer at
                                        Motorola, Inc. responsible for product development of digital wireless phones.

Ernest C. Segundo, Jr., CFA             Mr. Segundo is a Vice President, and senior portfolio manager of GSAM. He joined
                                        GSAM as a portfolio manager in 1997. From 1992 to 1997, Mr. Segundo was a portfolio manager at Liberty and its predecessor firm, Eagle.

David G. Shell, CFA                     Mr. Shell is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1997. From 1987 to
                                        1997, Mr. Shell was a portfolio manager at Liberty and its predecessor firm,
                                        Eagle.

Dr. Charles Silberstian, M.D., CFA      Dr. Silberstein is a Vice President and Portfolio Manager for the Growth Team.
                                        He has primary responsibility for investment research in the biotechnology and pharmaceutical industries. He joined GSAM in 2000.




The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER

Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio also may invest in preferred stocks, convertible securities and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.

The Portfolio Manager uses a bottom-up research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to potential catalysts such as:

     -    Industry cycle turns;

     -    Corporate restructuring;

     -    New product development;

     -    Management focus on increasing shareholder value; and

     -    Improving balance sheets and cash flow.

The Portfolio Manager usually sells or reduces a particular security when it believes:

     -    a stock's long-term price objective has been achieved;

     -    a more attractive security has been identified;

     -    the reward to risk relationship of a stock is no longer favorable; and

     -    negative industry and/or company fundamentals have developed.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities.

The Portfolio may invest in options and futures contracts and may invest up to 25% of its total assets in real estate investment trusts.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                                    REIT RISK
                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

    ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995         30.16
1996         20.26
1997         28.95
1998         12.68
1999         24.64
2000        (15.22)
2001        (12.98)
2002        (29.26)
2003         31.11
2004         12.58

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              1 YEAR       5 YEARS       10 YEARS
Class S Return                                12.58%        (5.08)%        8.12%
S&P 500 Index                                 10.88%        (2.30)%       12.07%


                                  BEST QUARTER


Quarter Ended 6/30/03                     18.00%


                                  WORST QUARTER


Quarter Ended 6/30/02                    (18.38)%


(1) The performance information presented above is for December 31 of each year.

(2) Jennison Associates LLC has managed the Portfolio since July 31, 2002. Performance prior to July 31, 2002 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


Jennison is a registered investment adviser and wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM"). PIM is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential Financial, Inc. The principal address of Jennison is 466 Lexington Avenue, New York, New York 10017. As of December 31, 2004, Jennison managed over $64 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Mark G. DeFranco               Senior Vice President

                               As a member of Jennison's Opportunistic Equity team, Mr. DeFranco co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities.
                               He joined Jennison in 1998 and has over 17 years of experience in the investment industry.

Brian M. Gillott               Senior Vice President

                               Mr. Guillott is a six-year veteran of Jennison's Opportunistic Equity team and co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. He joined Jennison in 1998.

                               The co-portfolio managers of the Portfolio are supported by members of
                               Jennison's Opportunistic Equity team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
                               Messrs. DeFranco and Gillott have final authority over all aspects of the
                               Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.

The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

     -    depressed earnings;

     -    special competition;

     -    product obsolescence;

     -    relatively low price-to-earnings and price-to-book ratios; and

     -    stock out of favor.

The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed-income securities in which it invests and the fixed-income securities in which it invests may not be rated at all for creditworthiness.

Although not principal strategies, the Portfolio may also use the following investment strategies:

The Portfolio may invest in fixed-income securities, including, high-yield debt securities that are rated below investment grade, commonly called "junk bonds," specifically, Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed-income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed-income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

The Portfolio may write (I.E., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.

The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           BORROWING AND LEVERAGE RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                     RESTRICTED AND ILLIQUID SECURITIES RISK
                             SECURITIES LENDING RISK
                               SOVEREIGN DEBT RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

           ING MERCURY FOCUS VALUE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003        31.22
2004        11.52

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                        05/01/02
                                                      1 YEAR           (INCEPTION)
Class S Return                                         11.52%             8.27%
S&P 500 Index                                          10.88%             6.40%


                                  BEST QUARTER


Quarter Ended 6/30/03                   17.73%


                                  WORST QUARTER


Quarter Ended 9/30/04                   (3.99)%


(1) The performance information presented above is as of December 31 for each year or period.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Robert J. Martorelli           Mr. Martorelli, Vice President and portfolio manager, is jointly and primarily responsible for the day-to-day management of the Portfolio and the selection of the Portfolio's investments. He has been a portfolio manager of the Portfolio since 2002. Mr. Martorelli has been a Managing Director of Merrill Lynch
                               Investment Managers, L.P. since 2000, was a First Vice President thereof from
                               1997 to 2000, and has been a portfolio manager thereof since 1987.

Kevin Rendino                  Mr. Rendino, Vice President and portfolio manager, is jointly and primarily responsible for the day-to-day management of the Portfolio and the selection of the Portfolio's investments. He has been a portfolio manager of the Portfolio since inception. Mr. Rendino has been a Managing Director of Merrill Lynch
                               Investment Managers, L.P. since 2000 and was a First Vice President thereof from
                               1997 to 2000.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any changes in this investment strategy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Portfolio Manager believes have good prospects for earnings growth.

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in common stock of companies the Portfolio Manager selects from among those which, at the time of purchase, are included in the Russell 1000(R) Growth Index. Using quantitative models that employ various factors, the Portfolio seeks to outperform the Russell 1000(R) Growth Index by investing in equity securities that the Portfolio Manager believes have above average earnings prospects. The Russell 1000(R) Growth Index (which consists of those Russell 1000(R) securities with a greater than average growth orientation) is a subset of the Russell 1000(R) Index.

In selecting securities for the Portfolio from its benchmark universe, the Portfolio Manager uses a proprietary quantitative model that employs three filters in its initial screen: earnings momentum, earnings surprise and valuation. The Portfolio Manager looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined - if the screening is done, the Portfolio Manager relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Portfolio Manager believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an "index" fund. In seeking to outperform the relevant benchmark, however, the Portfolio Manager reviews potential investments using certain criteria based on the securities in the index. These criteria currently include the following:

     -    Relative prices to earnings and prices to book ratios;

     -    Stability and quality of earnings momentum and growth;

     -    Weighted median market capitalization of the Portfolio; and

     - Allocation among the economic sectors of the Portfolio, as compared to the Russell 1000(R) Growth Index.


The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts or other securities representing interests in securities of foreign companies. The Portfolio may also invest in derivatives for hedging purposes and lend portfolio securities.


The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                           GOVERNMENT SECURITIES RISK
                              GROWTH INVESTING RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                             INVESTMENT MODELS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK

                             PORTFOLIO TURNOVER RISK

                             SECURITIES LENDING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING MERCURY LARGE CAP GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003        26.96
2004        11.10

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 1000(R) Growth Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell
1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                        05/01/02
                                                      1 YEAR           (INCEPTION)
Class S Return                                         11.10%             4.87%
Russell 1000(R) Growth Index                            6.30%             4.05%
S&P 500 Index                                          10.88%             6.40%


                                  BEST QUARTER


Quarter Ended 12/31/04                  11.65%


                                  WORST QUARTER


Quarter Ended 9/30/04                   (2.68)%


(1) The performance information presented above is as of December 31 for each year or period.

MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the Portfolio Manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The principal address of FAM is 800 Scudder Mill Road Plainsboro, NJ 08536. FAM and its affiliates had over $496 billion in investment company and other portfolio assets under management as of December 31, 2004.

The following person is primarily responsible for the management of the
Portfolio:



NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Robert C. Doll, Jr., CFA       Mr. Doll, senior investment professional and team leader, is responsible for the setting and implementation of the Portfolio's investment strategy and the day-to-day management of its portfolio. He has been the portfolio manager since inception. Mr. Doll has been he President of Merrill Lynch Investment Managers,
                               L.P. ("MLIM") since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to
                               2000. Mr. Doll has been President and a member of the Board of the funds advised by MLIM and its affiliates since 2005.

                               The Portfolio is managed by a team of investment professionals who participate in the team's research process and stock selection.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS ALL CAP PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Capital appreciation through investment in securities which the Portfolio Manager believes have above-average capital appreciation potential.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio Manager believes are undervalued in the marketplace. While the Portfolio Manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Portfolio Manager believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks. The Portfolio may also invest in foreign securities including emerging market issuers. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Portfolio Manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Portfolio Manager looks for a positive catalyst in the company's near term outlook which the Portfolio Manager believes will accelerate earnings or improve the value of the company's assets. The Portfolio Manager also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, the Portfolio Manager looks for:

     -    Low market valuations measured by its valuation models; and

     -    Positive changes in earnings prospects because of factors such as:

          -    New, improved or unique products and services;
          -    New or rapidly expanding markets for the company's products;
          -    New management;
          - Changes in the economic, financial, regulatory or political environment particularly affecting the company;
          -    Effective research, product development and marketing; and
          -    A business strategy not yet recognized by the marketplace.

The Portfolio may also invest a portion of its assets in debt securities and cash equivalents. The Portfolio may borrow up to 15% of its total assets and may lend portfolio securities to generate income. The Portfolio may also invest in derivatives to seek income or gain or for hedging purposes.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.


The Portfolio may invest in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.


The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK

                              EMERGING MARKETS RISK

                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                             SECURITIES LENDING RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING SALOMON BROTHERS ALL CAP PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001         1.91
2002       (25.57)
2003        38.85
2004         7.85

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the Russell 3000(R) Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                       02/01/00
                                                      1 YEAR          (INCEPTION)
Class S Return                                          7.85%             6.04%
Russell 3000(R) Index                                  11.95%            (0.38)%


                                  BEST QUARTER


Quarter Ended 6/30/03            21.22%


                                  WORST QUARTER


Quarter Ended 9/30/02            (21.65)%


(1) The performance information presented above is for December 31 of each year or period.

MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
John G. Goode                  Managing Director, SaBAM

                               Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since
                               1969.

Peter J. Hable                 Managing Director, SaBAM

                               Mr. Hable has been employed by Citigroup Inc. and its predecessor firms since
                               1983.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS INVESTORS PORTFOLIO

PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities, and may also invest in securities of foreign issuers including emerging market issuers. Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, or other securities representing interests in securities of foreign companies.


The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

The Portfolio Manager focuses on companies that meet one or more of the following criteria:

     - Share prices that appear to be temporarily oversold or do not reflect positive company developments;

     - Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis;

     - Special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

     - Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.


From time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may invest upto 10% of its total assets in illiquid securities. These securities, which cannot be easily resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Portfolio may invest a portion of its assets in debt securities, including high-yield debt securities, and in cash equivalents. The Portfolio may borrow up to 5% of its total assets and lend up to 33 1/3% of its total assets.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                              DEBT SECURITIES RISK

                              EMERGING MARKETS RISK

                              GROWTH INVESTING RISK
                                   INCOME RISK

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                     RESTRICTED AND ILLIQUID SECURITIES RISK

                                  SECTOR RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING SALOMON BROTHERS INVESTORS PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2001        (4.27)
2002       (22.98)
2003        31.25
2004         9.92

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's/Barra Value Index ("S&P/Barra Value Index") and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P/Barra Value Index is an unmanaged index designed to track a value investing style consisting of those S&P 500 Index companies that have higher book-to- price risk index factor exposures and, as a consequence, higher book-to-price ratios. The S&P/Barra Value Index tends to be more heavily weighted in the energy and financial sectors than the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Portfolio Manager has determined that both indices will be used for comparative purposes. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                       02/01/00
                                                      1 YEAR          (INCEPTION)
Class S Return                                          9.92%             4.01%
S&P/ Barra Value Index                                 15.71%             3.20%
S&P 500 Index                                          10.88%            (1.31)%


                                  BEST QUARTER


Quarter Ended 6/30/03                19.58%


                                  WORST QUARTER


Quarter Ended 9/30/02                (21.18)%


(1) The performance information presented above is for December 31 of each year or period.

MORE ON THE PORTFOLIO MANAGER


SaBAM was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world. The principal address of SaBAM is 399 Park Avenue, New York, New York 10022. It is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Inc.'s businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading - and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SaBAM managed over $79.9 billion in assets.

The following team members are primarily responsible for the management of the
Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Mark J. McAllister, CFA        Managing Director since December 2003. Formerly, Director and Equity Analyst with SaBAM from August 1999 through December 2003.

                               Executive Vice President and Portfolio Manager at JLW Capital Management Inc.
                               from March 1998 to May 1999.

Robert Feitler                 Director with SaBAM since 1995.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Over the long term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The Portfolio may invest up to 25% of its net assets in foreign equity securities.

The Portfolio's common stocks generally fall into one of two categories:

     - the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and

     - the smaller category is composed of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

     (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., and Government Reserve Investment Funds, Inc. internally managed money market funds of T. Rowe Price;

     (2)  U.S. government obligations;

     (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;

     (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; and

     (5)  repurchase agreements.

The Portfolio may lend its securities and may also borrow securities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                 ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

  ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995        20.80
1996        16.36
1997        15.27
1998         5.89
1999         6.92
2000        21.97
2001         9.92
2002         0.48
2003        25.23
2004        16.61

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Lehman Brothers U.S. Government/Credit Bond Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. Performance is also compared to a composite index. It is not possible to invest directly in the indices.

                        AVERAGE ANNUAL TOTAL RETURN(1)(2)


                                              1 YEAR       5 YEARS       10 YEARS
Class S Return                                16.61%        14.17%        13.68%
S&P 500 Index                                 10.88%        (2.30)%       12.07%
Lehman Brothers U.S. Government/
   Credit Bond Index                           4.19%         8.06%         7.80%
60% S&P 500/40%
   Lehman Index                                8.30%         1.98%        10.66%


                                  BEST QUARTER


Quarter Ended 6/30/03                   12.52%


                                  WORST QUARTER


Quarter Ended 9/30/02                   (7.52)%


(1) The performance information presented above is for December 31 of each year.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed over $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Stephen W. Boesel        Mr. Boesel is the Committee Chair of the Investment Advisory
                         Committee that manages the Portfolio. He works with the
                         Committee in developing and executing the Portfolio's
                         investment program. Mr. Boesel has been Chairman of the
                         Committee since August 2001 and he has been managing
                         investments since joining T. Rowe Price in 1973.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Substantial dividend income as well as long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Portfolio Manager generally looks for companies with the following:

     -    an established operating history;

     - above-average dividend yield relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index");

     -    low price/earnings ratio relative to the S&P 500 Index;

     -    a sound balance sheet and other positive financial characteristics;
          and

     - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.


While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc. and Government Reserve Investment Funds, Inc., internally managed money market funds of T. Rowe Price.


The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                         OTHER INVESTMENT COMPANIES RISK

                             SECURITIES LENDING RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

     ING T. ROWE PRICE EQUITY INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995      18.93
1996       8.77
1997      17.44
1998       8.26
1999      (0.72)
2000      12.93
2001       1.36
2002     (13.19)
2003      25.16
2004      14.89

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                              1 YEAR     5 YEARS    10 YEARS
Class S Return                                 14.89%      7.39%       8.83%
S&P 500 Index                                  10.88%     (2.30)%     12.07%


                                  BEST QUARTER


Quarter Ended 6/30/03                 16.79%


                                  WORST QUARTER


Quarter Ended 9/30/02                (17.45)%


(1) The performance information presented above is for December 31 of each year.

(2) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2004, the firm and its affiliates managed approximately $235.2 billion in assets.

The following person is primarily responsible for the management of the
Portfolio:



NAME             POSITION AND RECENT BUSINESS EXPERIENCE
----             ---------------------------------------
Brian Rogers     Mr. Rogers is the Committee Chair of the Investment Advisory
                 Committee that manages the Portfolio. He works with the
                 Committee in developing and executing the Portfolio's
                 investment program. Mr. Rogers has been Chairman of the
                 Committee since March 1999 and he has been managing investments since joining T. Rowe Price in 1982.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO


PORTFOLIO MANAGER

UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE

Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager allocates the Portfolio's assets among the following classes, or types, of investments: stocks, bonds, and short-term money market debt obligations. The stock class includes equity securities of all types, and the Portfolio Manager may purchase small, medium or large capitalization equity securities. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.

The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. Within the equity portion of the Portfolio, the Portfolio Manager generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

In selecting fixed-income securities, the Portfolio Manager uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Portfolio Manager considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. Fixed-income securities in which the Portfolio may invest will not have a maximum maturity limitation. The Portfolio may invest in both investment grade and high yield (lower-rated) securities or, if unrated, determined to be of comparable quality by the Portfolio Manager.

The Portfolio Manager's fixed-income strategy combines judgments about the absolute value of the fixed-income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed-income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Portfolio Manager manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

The Portfolio Manager may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PORTFOLIO TURNOVER

The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                         ACTIVE OR FREQUENT TRADING RISK
                                 ALLOCATION RISK
                                    CALL RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              HIGH-YIELD BOND RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                                  MATURITY RISK
                              MID-CAP COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risk of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

         ING UBS U.S. ALLOCATION PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

2001        (6.52)
2002       (14.77)
2003        18.02
2004        10.93

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of four indices: the Russell 3000(R) Index, the Lehman U.S. Aggregate Bond Index, the Merrill Lynch High Yield Cash Pay Index, and the 65% Russell 3000 / 30% Lehman U.S. Aggregate Bond / 5% Merrill Lynch High Yield Cash Pay Index. The Russell 3000(R) Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The Merrill Lynch High Yield Cash Pay Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States. The inception date of the Merrill Lynch High Yield Cash Pay Index is October 31, 1984. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                                               10/02/00
                                                  1 YEAR      (INCEPTION)
Class S Return                                    10.93%       (0.44)%
Russell 3000(R) Index                             11.95%       (1.76)%(3)
Lehman U.S. Aggregate Bond Index                   4.34%        7.38%(3)
Merrill Lynch High Yield Cash
 Pay Index                                        10.76%        8.62%(3)
65% Russell 3000 / 30% Lehman
 U.S. Aggregate Bond / 5% Merrill
 Lynch High Yield Cash Pay Index                  10.49%       (0.11)%(3)


                                  BEST QUARTER


Quarter Ended 6/30/03                 10.78%


                                  WORST QUARTER


Quarter Ended 9/30/02                (11.03)%


(1) The performance information presented above is for December 31 of each year or period.

(2) UBS Global Asset Management (Americas) Inc. has managed the Portfolio since May 1, 2003. Performance prior to this date is attributable to a different portfolio manager.

(3)  Index returns are for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER


UBS is the Portfolio Manager. UBS is a registered investment adviser principally located at One North Wacker Drive, Chicago, Illinois 60606. As of December 31, 2004, UBS had approximately $61.3 billion in assets under management.


UBS is an indirect wholly owned subsidiary of UBS AG, and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


The following person is primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Brian D. Singer     Mr. Singer is the lead portfolio manager for the Portfolio and has been employed by UBS since 1990. During the past five years, he has served as the Chief Investment Officer and
                    Managing Director.

                    UBS' investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Singer has access to certain members of the U.S. Allocation investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the Portfolio. Mr.
                    Singer, as coordinator, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus borrowings for investment purposes). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio invests primarily in growth-oriented companies. The Portfolio may invest, to a limited extent, in foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio Manager emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Portfolio Manager seeks those companies with the potential for strong free cash flow and compelling business strategies.


Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio's investments.


The Portfolio generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. The portfolio management team focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The portfolio management team continually and rigorously studies company developments including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The portfolio management team generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING VAN KAMPEN EQUITY GROWTH PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003        23.65
2004         7.34

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 1000(R) Growth Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Russell 1000(R) Growth Index measures the performance of 1000 of the largest U.S. domiciled companies. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Growth Index is intended to be the comparative index for the Portfolio. The Portfolio Manager has determined that the Russell 1000(R) Growth Index is a more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                                        05/01/02
                                            1 YEAR     (INCEPTION)
Class S Return                               7.34%        1.77%
Russell 1000(R) Growth Index                 6.30%        4.05%
S&P 500 Index                               10.88%        6.40%


                                  BEST QUARTER


Quarter Ended 6/30/03                12.14%


                                  WORST QUARTER


Quarter Ended 9/30/04                (4.66)%


(1) The performance information presented above is as of December 31 for each year or period.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen" is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Dennis Lynch        Mr. Lynch, Managing Director, joined Van Kampen in 1997 and has nine years of investment industry experience. Mr. Lynch is the Portfolio's lead portfolio manager.

David Cohen         Mr. Cohen, Managing Director, joined Van Kampen in 1993 and has sixteen years of investment industry experience. Mr.
                    Cohen serves as the co-portfolio manager and works
                    collaboratively with other team members to manage the
                    Portfolio.

Sam Chainani, CFA   Mr. Chainani, Executive Director, joined Van Kampen in 1996 and has nine years of investment industry experience. Mr.
                    Chainani serves as the co-portfolio manager and works
                    collaboratively with other team members to manage the
                    Portfolio.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers from at least three different countries, which may include the United States.

The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may fail to produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below:

                                  CURRENCY RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK
                           UNDERVALUED SECURITIES RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment to decline, and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

       ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO - ANNUAL TOTAL RETURNS(1)

2003      26.24
2004      12.67

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International World(SM) Index ("MSCI World Index"). The MSCI World Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It is not possible to invest directly in the MSCI World Index.


                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                           05/01/02
                                1 YEAR    (INCEPTION)
Class S Return                  12.67%       9.37%
MSCI World Index                15.25%       9.63%


                                  BEST QUARTER


Quarter Ended 12/31/03             15.51%


                                  WORST QUARTER


Quarter Ended 3/31/03              (7.61)%


(1) The performance information presented above is as of December 31 for each year or period.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. has entered into a sub-portfolio management agreement with a MSIM Inc.-affiliated entity, Morgan Stanley Investment Limited ("MSIML") so that MSIM may utilize MSIML's services and delegate some of its portfolio management responsibilities to MSIML. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following team members are primarily responsible for the management of the
Portfolio:



NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Hassan Elmasry      Mr. Elmasry, Managing Director, joined Van Kampen in 1995
                    and has managed the Portfolio since April 2002. He has
                    twenty years of investment industry experience and is the
                    lead manager of the Global Franchise Strategy. As lead
                    portfolio manager, Mr. Elmasry has ultimate responsibility for stock selection and portfolio construction.

Ewa Borowska        Ms. Borowska, Executive Director, joined Van Kampen in 2003.
                    Ms. Borowska serves as a Portfolio Specialist whose primary focus is institutional client service and business
                    management. She worked for Morgan Stanley Investment Banking from 1998 - 2003.

Paras Dodhia        Mr. Dodhia, Vice President, joined Van Kampen in 2002 and
                    has four years of investment experience. He worked for
                    JPMorgan Chase from 2002 - 2002 as an Equity Analyst and for
                    Oliver Wyman & Company from 1998 - 2000.

Michael Allison     Mr. Allison, Vice President, joined Van Kampen in 2000 and has managed the Portfolio since February 2005. He serves as a research analyst for the Portfolio and has six years of
                    investment experience.

Jayson Vowles       Mr. Vowles, Analyst, joined Van Kampen in 2003 and has
                    managed the Portfolio since 2003. He serves as a research
                    analyst for the Portfolio and has three years of investment experience. Prior to 2003, Mr. Vowles worked for Goldman
                    Sachs International as an associate, modeling fixed-income derivatives.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc. A more complete description of security ratings is contained in the Trust's Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                           MARKET CAPITALIZATION RISK
                              MID-CAP COMPANY RISK
                               SMALL COMPANY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

     ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995      31.06
1996      20.65
1997      29.82
1998      14.13
1999      15.88
2000      (2.11)
2001     (11.95)
2002     (14.75)
2003      27.87
2004      14.12

The table below provides some indication of the risks in investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000(R) Index. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                    1 YEAR    5 YEARS    10 YEARS
Class S Return                      14.12%     1.40%      11.27%
S&P 500 Index                       10.88%    (2.30)%     12.07%
Russell 1000(R) Index               11.40%    (1.76)%     12.16%


                                  BEST QUARTER


Quarter Ended 12/31/98            17.30%


                                  WORST QUARTER


Quarter Ended 9/30/02             (17.94)%


(1) The performance information presented above is for December 31 of each year.

(2) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The following team members are primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
James A. Gilligan, CFA   Mr. Gilligan, Managing Director, joined Van Kampen in
                         1985 and is a member of the Equity Income Team. He is
                         the lead portfolio manager and is responsible for the
                         execution of the overall strategy of the Portfolio. Mr.
                         Gilligan has managed the Portfolio since 2002.

James O. Roeder          Mr. Roeder, Executive Director, joined Van Kampen in
                         1999 and is a member of the Equity Income Team. He has
                         managed the Portfolio since 2002.

Thomas Bastian, CFA      Mr. Bastian, Vice President, is a member of the Equity
                         Income Team. Prior to joining Van Kampen in 2003, he
                         was a co-portfolio manager at Raymond James Financial
                         (Eagle Asset Management). He has managed the Portfolio
                         since 2003.

Sergio Marcheli          Mr. Marcheli, Vice President and portfolio manager for
                         the Separately Managed Account Strategies, joined Van
                         Kampen in 2003. He has managed the Portfolio since
                         2003. Prior to 2003, he was a Portfolio Specialist at
                         Van Kampen.

Vincent Vizachero        Mr. Vizachero, Vice President, joined Van Kampen in
                         2001 and has managed the Portfolio since 2002. Prior to
                         2001, Mr. Vizachero was an analyst at Fidelity.



The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Capital appreciation. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies in the United States real estate industry. A company is considered to be in the United States real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The Portfolio may invest more than 25% of its assets in any of the above sectors.

The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

The Portfolio also may invest in:

     - equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry;

     - financial institutions which issue or service mortgages, not to exceed 25% of total assets;

     - securities of companies unrelated to the real estate industry but which have significant real estate holdings believe to be undervalued;

     - high-yield debt securities and convertible bonds, not to exceed 20% of total assets;

     -    mortgage- and asset-backed securities; and

     -    covered options on securities and stock indexes.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                           INDUSTRY CONCENTRATION RISK
                                  MANAGER RISK

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                             MARKET AND COMPANY RISK
                                  MORTGAGE RISK
                                    REIT RISK
                                   SECTOR RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and table on the following page show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.


The performance information does not include insurance-related charges imposed under a Variable Contract or related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[CHART]

        ING VAN KAMPEN REAL ESTATE PORTFOLIO - ANNUAL TOTAL RETURNS(1)(2)

1995       16.59
1996       35.30
1997       22.79
1998      (13.45)
1999       (3.81)
2000       30.99
2001        8.14
2002        0.20
2003       37.73
2004       37.77

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Dow Jones Wilshire Real Estate Securities Index. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. It is not possible to invest directly in the Dow Jones Wilshire Real Estate Securities Index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)



                                         1 YEAR     5 YEARS    10 YEARS
Class S Return                           37.77%      21.89%     15.80%
Dow Jones Wilshire Real Estate
  Securities Index                       34.81%      22.32%     15.10%


                                  BEST QUARTER


Quarter Ended 12/31/96                  19.26%


                                  WORST QUARTER


Quarter Ended 9/30/02                  (10.22)%


(1) The performance information presented above is for December 31 of each year.

(2) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


Morgan Stanley Investment Management, Inc. ("MSIM Inc."), doing business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen," is a registered investment adviser, principally located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $431 billion.

The following person is primarily responsible for the management of the
Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Theodore R. Bigman       Mr. Bigman, Managing Director, joined Van Kampen in
                         1995 and has seventeen years of investment experience.
                         He is Head of Global Real Estate, responsible for
                         Morgan Stanley Investment Management's real estate
                         securities investment management business. Mr. Bigman
                         is the Portfolio's lead portfolio manager and has
                         managed the Portfolio since 2001.

                         Mr. Bigman is supported by a team of five research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy.



The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS S SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                     DISTRIBUTION                               TOTAL         WAIVERS,     TOTAL NET
                                         MANAGEMENT    (12b-1)      SHAREHOLDER     OTHER     OPERATING   REIMBURSEMENTS,  OPERATING
                                            FEE          FEE       SERVICES FEE  EXPENSES(2)   EXPENSES   AND RECOUPMENTS   EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio           0.66%         --%           0.25%       0.01%        0.92%(3)        --%           0.92%
ING Alliance Mid Cap Growth Portfolio      0.77%         --%           0.25%       0.01%        1.03%(3)        --%           1.03%
ING Capital Guardian Managed Global
 Portfolio                                 1.00%         --%           0.25%       0.01%        1.26%(3)        --%           1.26%
ING Capital Guardian Small/Mid Cap
 Portfolio                                 0.66%         --%           0.25%       0.01%        0.92%(3)        --%           0.92%
ING Capital Guardian U.S. Equities
 Portfolio                                 0.74%         --%           0.25%       0.01%        1.00%(3)        --%(4)        1.00%
ING FMR(SM) Diversified Mid Cap
  Portfolio                                0.75%         --%           0.25%       0.01%        1.01%           --%           1.01%
ING FMR(SM) Earnings Growth Portfolio      0.62%         --%           0.25%       0.15%(5)     1.02%        (0.02)%(6)       1.00%
ING Global Resources Portfolio             0.66%         --%           0.25%         --%        0.91%           --%           0.91%
ING Goldman Sachs Tollkeeper(SM)
 Portfolio                                 1.35%         --%           0.25%       0.01%        1.61%        (0.21)%(6)       1.40%
ING Jennison Equity Opportunities
 Portfolio                                 0.66%         --%           0.25%       0.01%        0.92%(3)        --%           0.92%
ING Mercury Focus Value Portfolio          0.80%         --%           0.25%         --%        1.05%        (0.05)%(4)       1.00%
ING Mercury Large Cap Growth Portfolio     0.80%         --%           0.25%         --%        1.05%        (0.05)%(4)       1.00%
ING Salomon Brothers All Cap Portfolio     0.74%         --%           0.25%       0.01%        1.00%(3)        --%           1.00%
ING Salomon Brothers Investors Portfolio   0.74%         --%           0.25%       0.01%        1.00%           --%           1.00%
ING T. Rowe Price Capital Appreciation
 Portfolio                                 0.66%         --%           0.25%       0.01%        0.92%(3)        --%           0.92%
ING T. Rowe Price Equity Income
 Portfolio                                 0.66%         --%           0.25%       0.01%        0.92%(3)        --%           0.92%
ING UBS U.S. Allocation Portfolio          0.75%         --%           0.25%       0.01%        1.01%        (0.02)%(4)       0.99%
ING Van Kampen Equity Growth Portfolio     0.65%         --%           0.25%         --%        0.90%           --%           0.90%
ING Van Kampen Global Franchise
 Portfolio                                 1.00%         --%           0.25%         --%        1.25%           --%           1.25%
ING Van Kampen Growth and Income
 Portfolio                                 0.66%         --%           0.25%       0.01%        0.92%(3)        --%           0.92%
ING Van Kampen Real Estate Portfolio       0.66%         --%           0.25%         --%        0.91%           --%           0.91%



(1) This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. Operating expenses for ING FMR(SM) Earnings Growth Portfolio are estimated as it had not commenced operations as of December 31, 2004. For all other Portfolios, estimated operating expenses are based on each Portfolio's actual operating expenses for Class S shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. as Adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Effective January 1, 2005, the management fee structure for ING Capital Guardian Managed Global Portfolio was revised.

(2) The Management Agreement between the Trust and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING FMR(SM) Earnings Growth Portfolio) and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


(3) A portion of the brokerage commissions that the ING AIM Mid Cap Growth, ING Alliance Mid Cap Growth, ING Capital Guardian Managed Global, ING Capital Guardian Small/Mid Cap, ING Capital Guardian U.S. Equities, ING Jennison Equity Opportunities, ING Salomon Brothers All Cap, ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2004 would have been 0.87%, 0.97%, 1.26%, 0.91%, 0.99%, 0.88%, 0.97%, 0.90%, 0.91%, and 0.90%,
     respectively. This arrangement may be discontinued at any time.

(4) Directed Services, Inc. ("DSI") has contractually agreed to waive a portion of the management fee for ING Capital Guardian U.S. Equities, ING Mercury Focus Value, ING Mercury Large Cap Growth, and ING UBS U.S. Allocation Portfolios. Based upon net assets as of December 31, 2004, the management fee waiver for these Portfolios would equal 0.00%, 0.05%, 0.05% and 0.02%, respectively. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.

(5) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING FMR(SM) Earnings Growth Portfolio. "Other Expenses" for ING FMR(SM) Earnings Growth Portfolio are estimated because it did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

(6) Directed Services, Inc. ("DSI"), the Adviser, has entered into a written expense limitation agreement with respect to ING FMR(SM) Earnings Growth and ING Goldman Sachs Tollkeeper(SM) Portfolios under which it will limit expenses of these Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. Further, regarding ING Goldman Sachs Tollkeeper(SM) Portfolio, DSI has voluntarily agreed to waive its rights to recoupment for the period from January 1, 2005 through December 31, 2005. This arrangement shall terminate upon the termination of the expense limitation agreement.

EXAMPLE This Example is intended to help you compare the cost of investing in the Class S shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class S shares operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                                  $   94      $ 293      $ 509      $ 1,131
ING Alliance Mid Cap Growth Portfolio                             $  105      $ 328      $ 569      $ 1,259
ING Capital Guardian Managed Global Portfolio                     $  128      $ 400      $ 692      $ 1,523
ING Capital Guardian Small/Mid Cap Portfolio                      $   94      $ 293      $ 509      $ 1,131
ING Capital Guardian U.S. Equities Portfolio(1)                   $  102      $ 318      $ 552      $ 1,225
ING FMR(SM) Diversified Mid Cap Portfolio                         $  103      $ 322      $ 558      $ 1,236
ING FMR(SM) Earnings Growth Portfolio(1)                          $  102      $ 323      $ 561      $ 1,246
ING Global Resources Portfolio                                    $   93      $ 290      $ 504      $ 1,120
ING Goldman Sachs Tollkeeper(SM) Portfolio(1)                     $  143      $ 488      $ 856      $ 1,893
ING Jennison Equity Opportunities Portfolio                       $   94      $ 293      $ 509      $ 1,131
ING Mercury Focus Value Portfolio(1)                              $  102      $ 329      $ 575      $ 1,278
ING Mercury Large Cap Growth Portfolio(1)                         $  102      $ 329      $ 575      $ 1,278
ING Salomon Brothers All Cap Portfolio                            $  102      $ 318      $ 552      $ 1,225
ING Salomon Brothers Investors Portfolio                          $  102      $ 318      $ 552      $ 1,225
ING T. Rowe Price Capital Appreciation Portfolio                  $   94      $ 293      $ 509      $ 1,131
ING T. Rowe Price Equity Income Portfolio                         $   94      $ 293      $ 509      $ 1,131
ING UBS U.S. Allocation Portfolio(1)                              $  101      $ 320      $ 556      $ 1,234
ING Van Kampen Equity Growth Portfolio                            $   92      $ 287      $ 498      $ 1,108
ING Van Kampen Global Franchise Portfolio                         $  127      $ 397      $ 686      $ 1,511
ING Van Kampen Growth and Income Portfolio                        $   94      $ 293      $ 509      $ 1,131
ING Van Kampen Real Estate Portfolio                              $   93      $ 290      $ 504      $ 1,120


(1) The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. A Portfolio may allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


BORROWING AND LEVERAGE RISK. A Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Portfolio's shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.


CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.


DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.


EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"),

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannon make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INDUSTRY CONCENTRATION RISK. When a Portfolio invests primarily in securities of companies in a particular market industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market industry.


INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT BY FUNDS-OF-FUNDS. Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT MODELS RISK. The proprietary models used by the Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.


IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a Portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.


RESTRICTED AND ILLIQUID SECURITIES RISK. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Portfolio Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


SECTOR RISK. A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a Portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.


SHORT SALES RISK. A Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security's price will decline. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------


SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.


SOVEREIGN DEBT RISK. A Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Portfolio Manager may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Portfolio Manager believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.


--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations, ratings, limitations or debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. ING Goldman Sachs Tollkeeper Portfolio may invest, for temporary defensive purposes, more significantly in U.S. government securities, repurchase agreements collateralized by by U.S. government securities, CD's, bankers' acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a maturity of less than one year. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

ADMINISTRATIVE SERVICES


In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING FMR(SM) Earnings Growth Portfolio). DSI procures and pays for the services and information necessary for the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also reviews these Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.


The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio (except ING FMR(SM) Earnings Growth Portfolio), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.


DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolios with certain administrative services. The

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING FMR(SM) Earnings Growth Portfolio. The administrative services performed by ING Funds Services on behalf of DSI and ING FMR(SM) Earnings Growth Portfolio directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews that the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

Each Portfolio's shares are classified into Adviser Class, Institutional Class, Class S and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered by this Prospectus.


SERVICE FEES. The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each Portfolio of the Trust. The Agreement allows DSI, the distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the Portfolios and delivering Portfolio documents. Under the Agreement, each Portfolio makes payments to DSI at an annual rate of up to 0.25% of the portfolio's average daily net assets attributable to its Class S shares.

Effective August 1, 2002, in connection with the implementation of the Multiple Class Plan, the management fee for those Portfolios that commenced operations prior to May 2002 was reduced by 0.25%, the same amount as the new service fee.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS
ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


INTERESTS OF HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if the Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio's and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.


Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the Portfolios that are followed by the financial Intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made and in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER


DSI, a New York corporation, is the adviser to the Trust. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and with the NASD as a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.


DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board to replace an existing Portfolio Manager with a non-affiliated Portfolio Manager for the Portfolios, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                                             FEE PAID TO DSI DURING 2004
                                                           (AS A PERCENTAGE OF AVERAGE NET
      PORTFOLIO                                                      ASSETS)(1)
      ------------------------------------------------------------------------------------
      ING AIM Mid Cap Growth Portfolio                                  0.66%
      ING Alliance Mid Cap Growth Portfolio                             0.77%
      ING Capital Guardian Managed Global Portfolio                     1.00%
      ING Capital Guardian Small/Mid Cap Portfolio                      0.66%
      ING Capital Guardian U.S. Equities Portfolio                      0.74%
      ING FMR(SM) Diversified Mid Cap Portfolio                         0.75%
      ING Goldman Sachs Tollkeeper(SM) Portfolio                        1.35%
      ING Global Resources Portfolio                                    0.66%
      ING Jennison Equity Opportunities Portfolio                       0.66%
      ING Mercury Focus Value Portfolio                                 0.80%
      ING Mercury Large Cap Growth Portfolio                            0.80%
      ING Salomon Brothers All Cap Portfolio                            0.74%
      ING Salomon Brothers Investors Portfolio                          0.74%
      ING T. Rowe Price Capital Appreciation Portfolio                  0.66%
      ING T. Rowe Price Equity Income Portfolio                         0.66%
      ING UBS U.S. Allocation Portfolio                                 0.75%
      ING Van Kampen Equity Growth Portfolio                            0.65%
      ING Van Kampen Global Franchise Portfolio                         1.00%
      ING Van Kampen Growth and Income Portfolio                        0.66%
      ING Van Kampen Real Estate Portfolio                              0.66%


(1) DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current
NAV of the registered investment company in which the Portfolio invests.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


     - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

     -    Securities of an issuer that has entered into a restructuring;

     -    Securities whose trading has been halted or suspended;

     - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

     -    Securities that are restricted or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios distribute their net investment income, if any, on their outstanding shares annually. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance

--------------------------------------------------------------------------------
                       TAXES AND DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). For the years ended December 31, 2004 and 2003, the financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request. For all periods ended prior to December 31, 2003, the financial information was audited by another independent registered public accounting firm.

Because ING FMR(SM) Earnings Growth Portfolio had not commenced operations as of December 31, 2004 (the Portfolio's fiscal year end), audited financial highlights are not available.


ING AIM MID CAP GROWTH PORTFOLIO



                                                                                            CLASS S
                                                             -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004           2003        2002(1)       2001        2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       12.96         8.99        13.16        16.72        19.95
 Income (loss) from investment operations:
 Net investment loss                                         $       (0.06)       (0.04)       (0.06)       (0.08)       (0.02)
 Net realized and unrealized gain (loss) on investments      $        1.04         4.01        (4.11)       (3.46)       (2.52)
 Total from investment operations                            $        0.98         3.97        (4.17)       (3.54)       (2.54)
 Less distributions from:
 Net investment income                                       $          --           --           --           --           --
 Net realized gain on investments                            $          --           --           --         0.02         0.69
 Total distributions                                         $                       --           --         0.02         0.69
 Net asset value, end of year                                $       13.99        12.96         8.99        13.16        16.72
 TOTAL RETURN                                                %        7.56        44.16       (31.69)      (21.17)      (12.45)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     234,117      230,255      145,379      269,805      374,614
 Ratios to average net assets:
 Net expenses after brokerage commission recapture           %        0.87         0.86         0.90         0.95         0.95
 Gross expenses prior to brokerage commission recapture      %        0.92         0.94         0.95         0.95         0.95
 Net investment loss                                         %       (0.47)       (0.37)       (0.52)       (0.53)       (0.19)
 Portfolio turnover rate                                     %         171          214          188          200          219



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING ALLIANCE MID CAP GROWTH PORTFOLIO


                                                                                          CLASS S
                                                             -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004         2003        2002(1)       2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       14.90         8.92        12.75        14.78        18.52
 Income (loss) from investment operations:
 Net investment loss                                         $       (0.12)       (0.07)       (0.07)       (0.07)       (0.07)
 Net realized and unrealized gain (loss) on investments      $        3.03         6.05        (3.76)       (1.96)       (3.14)
 Total from investment operations                            $        2.91         5.98        (3.83)       (2.03)       (3.21)
 Less distributions from:
 Net investment income                                       $          --           --           --           --           --
 Net realized gain on investments                            $          --           --           --           --        (0.53)
 Return of capital                                           $          --           --           --           --         0.00*
 Total distributions                                         $          --           --           --           --         0.53
 Net asset value, end of year                                $       17.81        14.90         8.92        12.75        14.78
 TOTAL RETURN(2)                                             %       19.53        67.04       (30.04)      (13.73)      (17.12)

RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of year (000's)                             $     664,525      528,029      288,770      468,567      562,549
 Ratios to average net assets:
 Net expenses after brokerage commission recapture           %        0.97         0.99         1.02         1.01         0.99
 Gross expenses prior to brokerage commission recapture      %        1.03         1.04         1.05         1.01         0.99
 Net investment income (loss)(3)                             %       (0.79)       (0.68)       (0.69)       (0.53)       (0.45)
 Portfolio turnover rate                                     %         126          111          159          211           59



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO



                                                                                          CLASS S
                                                             -----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004          2003        2002(1)       2001        2000(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       11.30         8.29        10.40        11.82        19.96
 Income (loss) from investment operations:
 Net investment income (loss)                                $        0.05         0.03         0.02         0.00*          --
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      $        1.19         2.98        (2.12)       (1.41)       (3.13)
 Total from investment operations                            $        1.24         3.01        (2.10)       (1.41)       (3.13)
 Less distributions from:
 Dividends from net investment income                        $        0.06           --         0.00*        0.01         0.02
 Return of capital                                           $          --           --         0.01           --           --
 Net realized gain on investments                            $          --           --           --           --         4.99
 Total distributions                                         $        0.06           --         0.01         0.01         5.01
 Net asset value, end of year                                $       12.48        11.30         8.29        10.40        11.82
 TOTAL RETURN(3)                                             %       10.95        36.31       (20.18)      (11.91)      (14.56)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     389,945      358,796      226,961      255,251      232,963
 Ratios to average net assets:
 Net expenses after brokerage commission recapture           %        1.26         1.25         1.25         1.26         1.25
 Gross expenses prior to brokerage commission recapture      %        1.26         1.26         1.26         1.26         1.25
 Net investment income (loss)                                %        0.45         0.38         0.20        (0.01)        0.05
 Portfolio turnover rate                                     %          28           23           36           30          109



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the ING Capital Guardian Managed Global Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO



                                                                                           CLASS S
                                                             -----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004          2003        2002(1)       2001        2000(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       10.99         7.84        10.53        10.71        23.44
 Income (loss) from investment operations:
 Net investment income (loss)                                $        0.02         0.02         0.02         0.01         0.04
 Net realized and unrealized gain (loss) on investments      $        0.80         3.14        (2.70)       (0.18)       (5.05)
 Total from investment operations                            $        0.82         3.16        (2.68)       (0.17)       (5.01)
 Less distributions from:
 Net investment income                                       $        0.02         0.01         0.01         0.01         0.03
 Net realized gain on investments                            $          --           --           --           --         7.69
 Total distributions                                         $        0.02         0.01         0.01         0.01         7.72
 Net asset value, end of year                                $       11.79        10.99         7.84        10.53        10.71
 TOTAL RETURN(3)                                             %        7.48        40.36       (25.43)       (1.56)      (18.17)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     567,903      573,425      365,177      516,009      461,106
 Ratios to average net assets:
 Net expenses after brokerage commission recapture           %        0.91         0.93         0.94         0.95         0.95
 Gross expenses prior to brokerage commission recapture      %        0.92         0.94         0.95         0.95         0.95
 Net investment income                                       %        0.20         0.28         0.28         0.16         0.21
 Portfolio turnover rate                                     %          41           40           40           42          116



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the ING Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.


ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO


                                                                                          CLASS S
                                                             -------------------------------------------------------------------
                                                                                   YEAR ENDED                       FEBRUARY 1,
                                                                                  DECEMBER 31,                      2000(1) TO
                                                             ----------------------------------------------------   DECEMBER 31,
                                                                  2004          2003        2002(2)       2001         2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       10.58         7.74        10.18        10.58        10.00
 Income (loss) from investment operations:
 Net investment income                                       $        0.05         0.02         0.03         0.01         0.03
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      $        0.93         2.82        (2.45)       (0.39)        0.65
 Total from investment operations                            $        0.98         2.84        (2.42)       (0.38)        0.68
 Less distributions from:
 Net investment income                                       $        0.02         0.00*        0.02        (0.02)        0.02
 Net realized gain on investments                            $          --           --           --         0.00*        0.08
 Total distributions                                         $        0.02           --         0.02         0.02         0.10
 Net asset value, end of year                                $       11.54        10.58         7.74        10.18        10.58
 TOTAL RETURN(3)                                             %        9.27        36.75       (23.79)       (3.62)        6.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     662,965      575,864      301,376      282,049      113,206
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)        %        0.99         0.99         0.99         1.01         1.00
 Gross expenses prior to brokerage commission recapture(4)   %        1.00         1.00         1.01         1.01         1.00
 Net investment income(4)                                    %        0.44         0.30         0.33         0.17         0.60
 Portfolio turnover rate                                     %          23           21           27           29           22



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO


                                                                                          CLASS S
                                                             -------------------------------------------------------------------
                                                                                                                    OCTOBER 2,
                                                                             YEAR ENDED DECEMBER 31,                2000(1) TO
                                                             ----------------------------------------------------   DECEMBER 31,
                                                                  2004          2003        2002(2)       2001         2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $        9.89         7.41         9.21         9.89        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                $       (0.03)        0.02         0.03         0.02         0.04
 Net realized and unrealized gain (loss) on investments      $        2.41         2.46        (1.81)       (0.68)       (0.13)
 Total from investment operations                            $        2.38         2.48        (1.78)       (0.66)       (0.09)
 Less distributions from:
 Net investment income                                       $        0.01         0.00*        0.02         0.02         0.02
 Total distributions                                         $        0.01           --         0.02         0.02         0.02
 Net asset value, end of period                              $       12.26         9.89         7.41         9.21         9.89
 TOTAL RETURN(3)                                             %       24.10        33.47       (19.34)       (6.64)       (0.87)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     252,605      163,668       91,198       58,712       13,834
 Ratios to average net assets:
 Expenses(4)                                                 %        1.01         1.00         1.01         1.01         1.00
 Net investment(4)                                           %       (0.30)        0.32         0.33         0.47         1.70
 Portfolio turnover rate                                     %         151           93          106           89           20



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING GLOBAL RESOURCES PORTFOLIO



                                                                                           CLASS S
                                                             -----------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                 2004(1)        2003      2002(1)(2)      2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       14.89         9.81         9.79        11.14        11.76
 Income (loss) from investment operations:
 Net investment income                                       $        0.20         0.16         0.16         0.19         0.01
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      $        0.75         4.96        (0.08)       (1.54)       (0.57)
 Total from investment operations                            $        0.95         5.12         0.08        (1.35)       (0.56)
 Less distributions from:
 Net investment income                                       $        0.13        (0.04)       (0.06)          --        (0.05)
 Return of capital                                           $          --           --           --           --        (0.01)
 Total distributions                                         $        0.13        (0.04)       (0.06)          --        (0.06)
 Net asset value, end of year                                $       15.71        14.89         9.81         9.79        11.14
 TOTAL RETURN(2)                                             %        6.42        52.22         0.80       (12.12)       (4.73)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     190,176      144,294       69,313       33,787       42,109
 Ratio to average net assets:
 Expenses                                                    %        0.91         0.94         0.94         0.95         0.95
 Net investment income                                       %        1.69         2.52         1.50         1.68         1.00
 Portfolio turnover rate                                     %         176          117          187          240          207



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO


                                                                                                   CLASS S
                                                                            ----------------------------------------------------
                                                                                          YEAR ENDED                   MAY 1,
                                                                                         DECEMBER 31,                2001(2) TO
                                                                            -------------------------------------   DECEMBER 31,
                                                                                2004         2003        2002(1)        2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       $      6.71         4.76         7.69        10.00
 Income (loss) from investment operations:
 Net investment loss                                                        $     (0.04)       (0.06)       (0.10)       (0.06)
 Net realized and unrealized gain (loss) on investments                     $      0.81         2.01        (2.83)       (2.25)
 Total from investment operations                                           $      0.77         1.95        (2.93)       (2.31)
 Net asset value, end of period                                             $      7.48         6.71         4.76         7.69
 TOTAL RETURN(3)                                                            %     11.48        40.97       (38.10)      (23.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                          $    68,172       53,825       15,199        9,255
 Ratios to average net assets:
 Expenses(4)                                                                %      1.61         1.85         1.86         1.85
 Net investment loss(4)                                                     %     (0.60)       (1.64)       (1.79)       (1.69)
 Portfolio turnover rate                                                    %        64           30           42           21



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO



                                                                                          CLASS S
                                                             -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004          2003      2002(1)(2)      2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       13.14        10.03        14.20        16.33        20.02
 Income (loss) from investment operations:
 Net investment income (loss)                                $        0.09         0.04         0.02         0.01         0.00*
 Net realized and unrealized gain (loss) on investments      $        1.56         3.08        (4.17)       (2.13)       (3.08)
 Total from investment operations                            $        1.65         3.12        (4.15)       (2.12)       (3.08)
 Less distributions from:
 Net investment income                                       $        0.04         0.01         0.02         0.01           --
 Net realized gain on investments                            $          --           --           --           --         0.61
 Total distributions                                         $        0.04         0.01         0.02         0.01         0.61
 Net asset value, end of year                                $       14.75        13.14        10.03        14.20        16.33
 TOTAL RETURN(3)                                             %       12.58        31.11       (29.26)      (12.98)      (15.22)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     322,510      340,331      287,276      450,704      491,555
 Ratios to average net assets:
 Net expenses after brokerage commission recapture           %        0.88         0.89         0.87         0.95         0.95
 Gross expenses prior to brokerage commission recapture      %        0.92         0.94         0.95         0.95         0.95
 Ratio of net investment income (loss) to average
 net assets                                                  %        0.58         0.33         0.20         0.09         0.00(1)
 Portfolio turnover rate                                     %          90          106          158           40           62



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
*    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO


                                                                               CLASS S
                                                             ---------------------------------------------
                                                                       YEAR ENDED               MAY 1,
                                                                      DECEMBER 31,            2002(1) TO
                                                             -----------------------------   DECEMBER 31,
                                                                  2004           2003           2002(2)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       10.98            8.45           10.00
 Income (loss) from investment operations:
 Net investment income                                       $        0.02            0.01            0.00*
 Net realized and unrealized gain (loss) on investments      $        1.24            2.62           (1.55)
 Total from investment operations                            $        1.26            2.63           (1.55)
 Less distributions from:
 Net investment income                                       $        0.03            0.01              --
 Net realized gain on investments                            $        0.52            0.09              --
 Total distributions                                         $        0.55            0.10              --
 Net asset value, end of period                              $       11.69           10.98            8.45
 TOTAL RETURN(3)                                             %       11.52           31.22          (15.50)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $      74,928          27,213           8,045
 Ratios to average net assets:
 Expenses(4)                                                 %        1.05            1.05            1.05
 Net investment income(4)                                    %        0.34            0.17            0.06
 Portfolio turnover rate                                     %          75              76              61



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING MERCURY LARGE CAP GROWTH PORTFOLIO


                                                                                CLASS S
                                                             ---------------------------------------------
                                                                       YEAR ENDED               MAY 1,
                                                                      DECEMBER 31,            2002(1) TO
                                                             -----------------------------   DECEMBER 31,
                                                                 2004            2003          2002(2)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       10.22            8.05           10.00
 Income (loss) from investment operations:
 Net investment loss                                         $       (0.00)*         (0.02)          (0.01)
 Net realized and unrealized gain (loss) on investments      $        1.12            2.19           (1.94)
 Total from investment operations                            $        1.12            2.17           (1.95)
 Less distributions from:
 Net realized gain on investments                            $        0.85              --              --
 Return of capital                                           $        0.01              --              --
 Total distributions                                         $        0.86              --              --
 Net asset value, end of period                              $       10.48           10.22            8.05
 TOTAL RETURN(3)                                             %       11.10           26.96          (19.50)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $      18,862          14,481           4,757
 Ratios to average net assets:
 Expenses(4)                                                 %        1.05            1.05            1.05
 Net investment loss(4)                                      %       (0.01)          (0.27)          (0.09)
 Portfolio turnover rate                                     %         204             102              56



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING SALOMON BROTHERS ALL CAP PORTFOLIO


                                                                                         CLASS S
                                                             -------------------------------------------------------------------
                                                                                                                    FEBRUARY 1,
                                                                             YEAR ENDED DECEMBER 31,                2000(1) TO
                                                             ----------------------------------------------------   DECEMBER 31,
                                                                  2004          2003        2002(2)       2001         2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       11.88         8.56        11.53        11.45        10.00
 Income (loss) from investment operations:
 Net investment income                                       $        0.05         0.03         0.03         0.09         0.05
 Net realized and unrealized gain (loss) on investments      $        0.88         3.30        (2.98)        0.12         1.68
 Total from investment operations                            $        0.93         3.33        (2.95)        0.21         1.73
 Less distributions from:
 Net investment income                                       $        0.02         0.01         0.02         0.09         0.04
 Net realized gain on investments                            $          --           --           --         0.04         0.24
 Total distributions                                         $        0.02         0.01         0.02         0.13         0.28
 Net asset value, end of period                              $       12.79        11.88         8.56        11.53        11.45
 TOTAL RETURN(3)                                             %        7.85        38.85       (25.57)        1.91        17.45

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     515,344      429,843      252,792      307,030      111,887
 Ratios to average net assets:
 Net expenses after brokerage commission recapture(4)        %        0.97         0.98         1.01         1.01         1.00
 Gross expenses prior to brokerage commission recapture(4)   %        1.00         1.00         1.01         1.01         1.00
 Net investment income(4)                                    %        0.44         0.30         0.32         1.15         1.10
 Portfolio turnover rate                                     %          32           21          139           75           82



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.


ING SALOMON BROTHERS INVESTORS PORTFOLIO


                                                                                           CLASS S
                                                             -------------------------------------------------------------------
                                                                                                                    FEBRUARY 1,
                                                                             YEAR ENDED DECEMBER 31,                 2000(2) TO
                                                             ----------------------------------------------------   DECEMBER 31,
                                                                 2004(1)        2003        2002(1)       2001         2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       10.51         8.02        10.50        11.06        10.00
 Income (loss) from investment operations:
 Net investment income                                       $        0.14         0.10         0.09         0.04         0.06
 Net realized and unrealized gain (loss) on investments      $        0.90         2.41        (2.50)       (0.52)        1.33
 Total from investment operations                            $        1.04         2.51        (2.41)       (0.48)        1.39
 Less distributions from:
 Net investment income                                       $        0.07         0.02         0.07         0.05         0.05
 Net                                                         $          --           --           --         0.03         0.28
 Total distributions                                         $        0.07         0.02         0.07         0.08         0.33
 Net asset value, end of period                              $       11.48        10.51         8.02        10.50        11.06
 TOTAL RETURN(3)                                             %        9.92        31.25       (22.98)       (4.27)       14.07

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     210,577      139,825       94,986       95,347       27,440
 Ratios to average net assets:
 Expenses(4)                                                 %        1.00         1.00         1.01         1.01         1.00
 Net investment income(4)                                    %        1.34         1.24         1.03         0.78         1.13
 Portfolio turnover rate                                     %          36           40           42           39          118



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO


                                                                                          CLASS S
                                                             -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004          2003        2002(1)       2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       21.36        17.13        17.50        16.62        15.05
 Income (loss) from investment operations:
 Net investment income                                       $        0.32         0.26         0.38         0.36         0.47
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      $        3.22         4.06        (0.29)        1.28         2.78
 Total from investment operations                            $        3.54         4.32         0.09         1.64         3.25
 Less distributions from:
 Net investment income                                       $        0.24         0.07         0.26         0.37         0.62
 Net realized gain on investments                            $        0.16         0.02         0.20         0.39         1.06
 Total distributions                                         $        0.40         0.09         0.46         0.76         1.68
 Net asset value, end of year                                $       24.50        21.36        17.13        17.50        16.62
 TOTAL RETURN(2)                                             %       16.61        25.23         0.48         9.92        21.97

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $   1,917,252    1,413,027      994,912      688,506      373,548
 Ratios to average net assets:
 Net expenses after brokerage commission recapture           %        0.90         0.93         0.94         0.95         0.95
 Gross expenses prior to brokerage commission recapture      %        0.92         0.94         0.95         0.95         0.95
 Net investment income                                       %        1.76         1.73         2.13         2.65         3.24
 Portfolio turnover rate                                     %          21           12           16           23           42



(1) Per share numbers have been calculated using the monthly average share method, which more approriately represents the per share data for the period.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.


ING T. ROWE PRICE EQUITY INCOME PORTFOLIO


                                                                                          CLASS S
                                                             -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                 2004(1)       2003(1)     2002(1)        2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       12.12         9.72        11.41        11.67        11.24
 Income (loss) from investment operations:
 Net investment income                                       $        0.19         0.17         0.17         0.14         0.23
 Net realized and unrealized gain (loss) on investments      $        1.61         2.27        (1.68)        0.01         1.18
 Total from investment operations                            $        1.80         2.44        (1.51)        0.15         1.41
 Less distributions from:
 Net investment income                                       $        0.11         0.03         0.12         0.14         0.30
 Net realized gain on investments                            $        0.07         0.01         0.06         0.27         0.68
 Total distributions                                         $        0.18         0.04         0.18         0.41         0.98
 Net asset value, end of year                                $       13.74        12.12         9.72        11.41        11.67
 TOTAL RETURN(2)                                             %       14.89        25.16       (13.19)        1.36        12.93

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     978,340      658,866      418,276      426,726      298,092
 Ratios to average net assets:
 Net expenses after brokerage commission recapture and
 reimbursement of unified fees                               %        0.91         0.93         0.93         0.95         0.95
 Net expenses after reimbursement of unified fees and
 prior to brokerage commission recapture                     %        0.92         0.94         0.95         0.95         0.95
 Gross expenses before brokerage commission recapture and
 reimbursement of unified fees                               %        0.92         0.94         0.95         0.95         0.95
 Net investment income                                       %        1.52         1.68         1.58         1.43         1.98
 Portfolio turnover rate                                     %          16           12           23           16           53



(1)  Class A commenced operations on September 9, 2002.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING UBS U.S. ALLOCATION PORTFOLIO



                                                                                          CLASS S
                                                             -------------------------------------------------------------------
                                                                                                                    OCTOBER 2,
                                                                                YEAR ENDED DECEMBER 31,             2000(2) TO
                                                             ----------------------------------------------------   DECEMBER 31,
                                                                   2004         2003        2002(1)       2001         2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $        8.65         7.33         8.71         9.40        10.00
 Income (loss) from investment operations:
 Net investment income                                       $        0.11         0.09         0.09         0.03         0.09
 Net realized and unrealized gain (loss) on investments      $        0.83         1.23        (1.38)       (0.64)       (0.68)
 Total from investment operations                            $        0.94         1.32        (1.29)       (0.61)       (0.59)
 Less distributions from:
 Net investment income                                       $        0.06         0.00*        0.09         0.08         0.01
 Total distributions                                         $        0.06         0.00         0.09         0.08         0.01
 Net asset value, end of period                              $        9.53         8.65         7.33         8.71         9.40
 TOTAL RETURN(3)                                             %       10.93        18.02       (14.77)       (6.52)       (5.90)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     102,356       68,691       47,394       51,723        8,497
 Ratios to average net assets:
 Expenses(4)                                                 %        1.01         1.01         1.01         1.01         1.00
 Net investment income(4)                                    %        1.65         1.38         1.11         1.50         3.80
 Portfolio turnover rate                                     %         106          203          126           50           10



(1) Per share numbers have been calculated using the average share method, which more appropriately represents per share data for the period.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.


ING VAN KAMPEN EQUITY GROWTH PORTFOLIO


                                                                                                      CLASS S
                                                                                   ---------------------------------------------
                                                                                             YEAR ENDED               MAY 1,
                                                                                            DECEMBER 31,            2002(1) TO
                                                                                   -----------------------------   DECEMBER 31,
                                                                                        2004           2003          2002(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                              $        9.65            7.89           10.00
 Income (loss) from investment operations:
 Net investment income                                                             $        0.04            0.01            0.01
 Net realized and unrealized gain (loss) on investments                            $        0.67            1.85           (2.11)
 Total from investment operations                                                  $        0.71            1.86           (2.10)
 Less distributions from:
 Net investment income                                                             $          --            0.00*           0.01
 Net realized gain on investments                                                  $        0.05            0.10              --
 Total distributions                                                               $        0.05            0.10            0.01
 Net asset value, end of period                                                    $       10.31            9.65            7.89
 TOTAL RETURN(3)                                                                   %        7.34           23.65          (21.05)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                 $      40,272          29,803           6,334
 Ratios to average net assets:
 Expenses(4)                                                                       %        0.90            1.02            1.00
 Net investment income(4)                                                          %        0.44            0.06            0.13
 Portfolio turnover rate                                                           %         170             120             113



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO


                                                                                                    CLASS S
                                                                                 ---------------------------------------------
                                                                                           YEAR ENDED               MAY 1,
                                                                                          DECEMBER 31,            2002(2) TO
                                                                                 -----------------------------   DECEMBER 31,
                                                                                     2004(1)           2003         2002(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                            $       11.21            8.93           10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                                    $        0.13            0.09            0.04
 Net realized and unrealized gain (loss) on investments and foreign currencies   $        1.29            2.25           (1.11)
 Total from investment operations                                                $        1.42            2.34           (1.07)
 Less distributions from:
 Net realized gain on investments                                                $          --            0.00*             --
 Return of capital                                                               $          --            0.06              --
 Total distributions                                                             $          --            0.06              --
 Net asset value, end of period                                                  $       12.63           11.21            8.93
 TOTAL RETURN(3)                                                                 %       12.67           26.24          (10.70)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                               $     117,026          58,098          19,133
 Ratios to average net assets:
 Expenses(4)                                                                     %        1.25            1.25            1.25
 Net investment income(4)                                                        %        1.20            1.35            0.70
 Portfolio turnover rate                                                         %           9               9              33



(1)  Commencement of operations.
(2) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount less than $0.01.


ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO


                                                                                          CLASS S
                                                             -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004          2003      2002(1)(2)      2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       21.98        17.23        20.41        23.53        24.84
 Income (loss) from investment operations:
 Net investment income                                       $        0.27         0.23         0.20         0.07         0.07
 Net realized and unrealized gain (loss) on investments      $        2.83         4.57        (3.21)       (2.89)       (0.62)
 Total from investment operations                            $        3.10         4.80        (3.01)       (2.82)       (0.55)
 Less distributions from:
 Net investment income                                       $        0.23         0.05         0.17         0.06         0.11
 Net realized gain on investments                            $          --           --           --         0.24         0.65
 Total distributions                                         $        0.23         0.05         0.17         0.30         0.76
 Net asset value, end of year                                $       24.85        21.98        17.23        20.41        23.53
 TOTAL RETURN(3)                                             %       14.12        27.87       (14.75)      (11.95)       (2.11)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     825,240      759,747      599,841      793,601      941,024
 Ratios to average net assets:
 Net expenses after brokerage commission recapture           %        0.90         0.90         0.91         0.95         0.95
 Gross expenses prior to brokerage commission recapture      %        0.92         0.94         0.95         0.95         0.95
 Net investment income                                       %        1.13         1.25         1.08         0.33         0.30
 Portfolio turnover rate                                     %          52           62          153           36           37



(1) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(2) Since January 30, 2002, Van Kampen has served as Portfolio Manager for the ING Van Kampen Growth and Income Portfolio. Prior to that date, a different firm servced as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


ING VAN KAMPEN REAL ESTATE PORTFOLIO



                                                                                          CLASS S
                                                             -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                  2004         2003(1)      2002(1)      2001(2)       2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                          $       20.46        14.97        15.64        15.21        12.12
 Income (loss) from investment operations:
 Net investment income                                       $        0.71         0.78         0.73         0.70         0.42
 Net realized and unrealized gain (loss) on investments      $        7.01         4.86        (0.71)        0.53         3.33
 Total from investment operations                            $        7.72         5.64         0.02         1.23         3.75
 Less distributions from:
 Net investment income                                       $        0.35         0.03         0.44         0.59         0.66
 Net realized gain on investments                            $        0.22         0.12         0.25         0.21           --
 Total distributions                                         $        0.57         0.15         0.69         0.80         0.66
 Net asset value, end of year                                $       27.61        20.46        14.97        15.64        15.21
 TOTAL RETURN(3)                                             %       37.77        37.73         0.20         8.14        30.99

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                             $     572,066      341,126      194,207      130,643      103,800
 Ratios to average net assets:
 Expenses                                                    %        0.91         0.93         0.95         0.95         0.95
 Net investment income                                       %        3.93         4.67         4.56         5.35         5.60
 Portfolio turnover rate                                     %          18           12           27           81           69



(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(2) Since December 17, 2001, Van Kampen has served as Portfolio Manager for the ING Van Kampen Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

                      (This page intentionally left blank.)

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' is available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write the Trust at 7337 East Doubletree Ranch Road Scottsdale, AZ 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about the ING Investor's Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investor's Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.


THE ING INVESTORS TRUST TRUSTEES


John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING LOGO]



04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST


PROSPECTUS

APRIL 29, 2005


                         STOCK FUNDS
                           ING American Funds Growth Portfolio
                           ING American Funds International Portfolio
                           ING American Funds Growth-Income Portfolio


NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN ING INVESTORS TRUST PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                              TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
INTRODUCTION
   ING Investors Trust                                                         2
   Master/Feeder Mutual Fund Structure                                         2
   Investment Adviser                                                          2
   Investment Adviser to the Master Funds                                      2
   Portfolios and Master Funds                                                 2
   Investing through your Variable Contract                                    3
   Why Reading this Prospectus and the Master
     Funds' Prospectus is Important                                            3
DESCRIPTION OF THE PORTFOLIOS
   ING American Funds Growth Portfolio                                         4
   ING American Funds International Portfolio                                  6
   ING American Funds Growth-Income
     Portfolio                                                                 8
PORTFOLIO FEES AND EXPENSES                                                   10
SUMMARY OF PRINCIPAL RISKS                                                    11
MORE INFORMATION
   Percentage and Rating Limitations                                          13
   A Word about Portfolio Diversity                                           13
   Additional Information about the Portfolios
     and the Master Funds                                                     13
   Additional Investment Policies                                             13
   Temporary Defensive Positions                                              13
   Administrative Services                                                    14
   Portfolio Distribution                                                     14
   Rule 12b-1 Plans                                                           14
   How We Compensate Entities Offering Our
     Portfolios as Investment Options in Their
     Insurance Products                                                       14
   Interests of the Holders of Variable Insurance
     Contracts and Policies                                                   15
   Frequent Trading - Market Timing                                           15
   Portfolio Holdings Disclosure Policy                                       16
   Reports to Shareholders                                                    16
   Custodian                                                                  16
   Legal Counsel                                                              16
   Independent Registered Public Accounting
     Firm                                                                     16
OVERALL MANAGEMENT OF THE TRUST
   The Investment Manager                                                     17
   "Manager of Managers" Structure                                            17
MANAGEMENT OF THE MASTER FUNDS
   Investment Adviser to each Master Fund                                     17
   Performance of Master Funds                                                20
   Advisory Fee                                                               20
NET ASSET VALUE                                                               20
TAXES AND DISTRIBUTIONS                                                       20
FINANCIAL HIGHLIGHTS                                                          22
TO OBTAIN MORE INFORMATION                                                  Back
ING INVESTORS TRUST TRUSTEES                                                Back

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

MASTER/FEEDER MUTUAL FUND STRUCTURE

Each Portfolio described in this Prospectus operates as a "feeder fund" which means it invests all of its assets in a separate mutual fund, the "master fund." Each master fund (each a "Master Fund" and collectively, the "Master Funds") is a series of American Funds Insurance Series(R) ("American Funds"). Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities.

Under the master/feeder structure, each Portfolio may withdraw its investment in the corresponding Master Fund if the Trust's Board of Trustees (the "Board") determines that it is in the best interests of the Portfolio and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ING Investments, LLC to manage either directly or with a sub-adviser under the investment management agreement between the Trust and ING Investments, LLC, or taking other appropriate action.

Investment of each Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other ING Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Portfolio.

Information about the American Funds and Capital Research Management Company ("CRMC") is provided with their permission and based on information provided by CRMC or derived from the American Funds. The prospectus for each Master Fund is delivered together with this Prospectus.

INVESTMENT ADVISER

ING Investments, LLC ("ING Investments" or "Adviser") is the investment adviser of each Portfolio. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

INVESTMENT ADVISER TO THE MASTER FUNDS

CRMC serves as investment adviser to the Master Funds. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc.

PORTFOLIOS AND MASTER FUNDS

Each Master Fund is a series of American Funds Insurance Series(R). Each Portfolio's Master Fund is listed below:

TRUST FEEDER PORTFOLIO                                 AMERICAN FUNDS MASTER FUND
ING American Funds Growth Portfolio                    Growth Fund (Class 2 shares)
ING American Funds International Portfolio             International Fund (Class 2 shares)
ING American Funds Growth-Income Portfolio             Growth-Income Fund (Class 2 shares)

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

INVESTING THROUGH YOUR VARIABLE CONTRACT

Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to certain investment advisers and their affiliates.

WHY READING THIS PROSPECTUS AND THE MASTER FUNDS' PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, risks and strategy of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus and the prospectus of the Master Funds will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus and the prospectus of the Master Funds for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING AMERICAN FUNDS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to make your investment grow. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests all of its assets in the Master Fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Growth Fund seeks to make shareholders' investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada and not included in the Standard & Poor's 500 Composite Stock Price Index. The Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

Investment of the Portfolio's assets in the Class 2 shares of the Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Growth Fund.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio, by virtue of its investment in the Growth Fund, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio counselors of the Growth Fund may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK

Please see "Summary of Principal Risks" following the "Portfolio Fees and Expenses" section for a description of these risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information of the Portfolio and the Master Fund, respectively.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year-to-year.

[CHART]

          ING AMERICAN FUNDS GROWTH PORTFOLIO - ANNUAL TOTAL RETURN(1)

     2004                           11.91

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.

                         AVERAGE ANNUAL TOTAL RETURN(1)


                                                             09/02/03
                                             1 YEAR         (INCEPTION)
   ING American Funds Growth
      Portfolio Return                        11.91%            14.78%
   S&P 500 Index                              10.88%            16.82%(2)


                                  BEST QUARTER


  Quarter Ended
  December 31, 2004                           10.47%


                                  WORST QUARTER


  Quarter Ended
  September 30, 2004                          (2.89)%


(1) The performance information presented above is for December 31 of each year or period.

(2)  Index return is for the period beginning September 1, 2003.

INVESTMENT ADVISER TO THE MASTER FUND

CRMC serves as the investment adviser to the Fund. Information about CRMC and the portfolio counselors managing the Growth Fund is set out below under "Management of the Master Funds."

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to make your investment grow over time. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests all of its assets in the Master Fund, Class 2 shares of the International Fund, a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the International Fund seeks to make shareholders' investments grow over time by investing primarily in common stocks of companies located outside the United States.

The International Fund is designed for investors seeking capital appreciation through stocks. Investors in the International Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

Investment of the Portfolio's assets in the Class 2 shares of the International Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the International Fund.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio, by virtue of its investment in the International Fund and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio counselors may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                  CURRENCY RISK
                              EMERGING MARKET RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK

Please see "Summary of Principal Risks" following the "Portfolio Fees and Expenses" section for a description of these risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information of the Portfolio and the Master Fund, respectively.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year-to-year.

[CHART]

       ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO - ANNUAL TOTAL RETURN(1)

     2004                           18.64

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the MSCI EAFE Index.

                         AVERAGE ANNUAL TOTAL RETURN(1)


                                                             09/02/03
                                             1 YEAR         (INCEPTION)
   ING American Funds International
      Portfolio Return                        18.64%           26.16%
   MSCI EAFE Index                            20.70%           32.64%(2)


                                  BEST QUARTER


  Quarter Ended
  December 31, 2004                           12.49%


                                  WORST QUARTER


  Quarter Ended
  June 30, 2004                               (2.01)%


(1) The performance information presented above is for December 31 of each year or period.

(2)  Index return is for the period beginning September 1, 2003.

INVESTMENT ADVISER TO THE MASTER FUND

CRMC serves as the investment adviser to the Fund. Information about CRMC and the portfolio counselors managing the International Fund is set out below under "Management of the Master Funds."

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to make your investment grow and provide you with income over time. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests all of its assets in the Master Fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Growth-Income Fund seeks to make shareholders' investments grow and to provide shareholders with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.


The Growth-Income Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and not included in the Standard & Poor's 500 Composite Stock Price Index. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.


Investment of the Portfolio's assets in the Class 2 shares of the Growth-Income Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Growth-Income Fund.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio, by virtue of its investment in the Growth-Income Fund and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio counselors may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GROWTH INVESTING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK

Please see "Summary of Principal Risks" following the "Portfolio Fees and Expenses" section for a description of these risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information of the Portfolio and the Master Fund, respectively.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all charges and expenses payable under your Qualified Plan.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year-to-year.

[CHART]

       ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO - ANNUAL TOTAL RETURN(1)

     2004                            9.79

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. It is not possible to invest directly in the S&P 500 Index.

                         AVERAGE ANNUAL TOTAL RETURN(1)


                                                              09/02/03
                                             1 YEAR         (INCEPTION)
   ING American Funds
      Growth-Income Portfolio Return           9.79%           14.61%
   S&P 500 Index                              10.88%           16.82%(2)


                                  BEST QUARTER


  Quarter Ended
  December 31, 2004                           8.06%


                                  WORST QUARTER


  Quarter Ended
  September 30, 2004                          (2.09)%


(1) The performance information presented above is for December 31 of each year or period.

(2)  Index return is for the period beginning September 1, 2003.

INVESTMENT ADVISER TO THE MASTER FUND

CRMC serves as the investment adviser to the Fund. Information about CRMC and the portfolio counselors managing the Growth-Income Fund is set out below under "Management of the Master Funds."

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2004. The table reflects the estimated expenses of each Portfolio and its corresponding Master Fund. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The fees and expenses of the Portfolios and their corresponding Master Funds are not fixed or specified under the terms of your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                          MANAGEMENT     DISTRIBUTION        OTHER       TOTAL OPERATING
                                                            FEE(2)      (12b-1) FEE(3)    EXPENSES(4)       EXPENSES
------------------------------------------------------------------------------------------------------------------------
ING American Funds Growth Portfolio                           0.35%           0.75%          0.04%            1.14%(5)
ING American Funds International Portfolio                    0.54%           0.75%          0.08%            1.37%(5)
ING American Funds Growth-Income Portfolio                    0.29%           0.75%          0.05%            1.09%(5)


(1) This table shows the estimated operating expenses for the Portfolios as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.


(2) Each of the Growth Fund, International Fund and Growth-Income Fund pays CRMC a management fee for advisory expenses at current asset levels of the Master Funds of 0.35%, 0.54%, and 0.29%, respectively. Pursuant to its investment management agreement with the Trust, ING Investments, LLC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.35%, 0.54%, and 0.29% of average daily net assets for the ING American Funds Growth Portfolio, the ING American Funds International Portfolio, and the ING American Funds Growth-Income Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ING Investments, LLC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.


(3) Shares of each Portfolio are subject to a Rule 12b-1 fee at an annual rate of 0.50% of average daily net assets payable to Directed Services, Inc. In addition, Class 2 shares of each of the Growth Fund, the International Fund and the Growth-Income Fund pay 0.25% of average net assets annually pursuant to a Plan of Distribution or 12b-1 plan. Shareholders of the Class 2 shares of the Master Funds pay only their proportionate share of 12b-1 plan expenses.

(4) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for ING American Funds Growth Portfolio, ING American Funds International Portfolio, and ING American Funds Growth-Income Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC does not charge an administration fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.


(5) Capital Research Management Company ("CRMC") has voluntarily agreed to waive a portion of its management fee. Including this waiver, the "Total Net Operating Expenses" for the ING American Funds Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-Income Portfolio would have been 1.13%, 1.36%, and 1.08%, respectively. This arrangement may be discontinued by CRMC at any time.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

EXAMPLE. This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the shares operating expenses remain the same. The Example does not reflect the expenses of any Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                          1 YEAR(1)     3 YEARS(1)    5 YEARS(1)   10 YEARS(1)
------------------------------------------------------------------------------------------------------------------------------
ING American Funds Growth Portfolio                                      $       116   $       362   $       628   $     1,386
ING American Funds International Portfolio                               $       139   $       434   $       750   $     1,646
ING American Funds Growth-Income Portfolio                               $       111   $       347   $       601   $     1,329


(1) This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTION OF THE PORTFOLIOS" SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME. ADDITIONAL INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS AND MASTER FUNDS ARE SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION OF THE PORTFOLIOS AND MASTER FUNDS, RESPECTIVELY, EACH OF WHICH IS AVAILABLE UPON REQUEST.

CURRENCY RISK. Investments directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, investments in foreign currency-denominated securities may reduce the value of an investment.


EMERGING MARKETS RISK. Investment in countries with emerging markets presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of countries with emerging markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some countries with emerging markets. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after a Master Fund or Portfolio invests in those currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries with emerging markets.

It may be more difficult to buy and sell securities in countries with emerging markets as many of the securities markets in these countries are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in countries with emerging markets that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Master Fund or Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social, and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Master Fund or Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.

GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. Even publicly traded securities can experience periods of less liquidity. Investments in illiquid securities may reduce returns because of a possible inability to trade the illiquid securities at an advantageous time or price and because illiquidity can reduce the value of a security. Principal investment strategies that involve foreign securities, small companies, derivatives, convertible securities, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


MANAGER RISK. A portfolio counselor of a Master Fund will apply investment techniques and risk analyses in making investment decisions for a Master Fund, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a portfolio counselor of a Master Fund could do a poor job in executing an investment strategy. A portfolio counselor of a Master Fund may use investment techniques or invest in securities that are not part of a Master Fund's principal investment strategy. For example, if market conditions warrant, Master Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Master Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Master Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing a Master Fund may leave their firm or be replaced.


MARKET AND COMPANY RISK. The price of a security held by a Master Fund or Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Master Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.


REPURCHASE AGREEMENTS RISK. Each Master Fund and Portfolio may enter into repurchase agreements. Repurchase agreements involve the acquisition of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in effect a loan collateralized by securities. The risk in a repurchase transaction is that the seller may not be able to pay the agreed-upon sum on the delivery date. In the event of default by the seller, the instrument purchased may decline in value, interest payable on the instruments may be lost and the Master Fund or Portfolio may incur expense or delay in liquidating the instrument.


PORTFOLIO TURNOVER RISK. Changes to the investments of a Master Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of each Master Fund will vary from year to year, as well as within a year.


--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage and rating limitations, ratings, limitation on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus is diversified through investments made by the applicable Master Fund, as defined in the Investment Company Act of 1940. A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and securities of other investment companies). Investment restrictions are fundamental if so designated in this Prospectus or the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS AND THE MASTER FUNDS

The Statement of Additional Information of the Portfolios is made a part of this Prospectus. You may obtain a copy of the Statement of Additional Information of the Portfolios and the Statement of Additional Information of the Master Funds without charge by calling the Trust at (800) 366-0066, or downloading it from the SEC's website at http://www.sec.gov.

ADDITIONAL INVESTMENT POLICIES

Additional investment policies of the Master Funds and the Portfolios are set forth in the Statements of Additional Information of the Master Funds and the Portfolios, respectively, which are available upon request, without charge, by calling the Trust at (800) 366-0066, or downloading them from the SEC's website http://www.sec.gov.

TEMPORARY DEFENSIVE POSITIONS

Each Master Fund may also hold cash or money market instruments. The size of a Master Fund's cash position will vary and will depend on various factors, including market conditions and purchase and redemptions of Portfolio shares. A larger cash position could detract from the achievement of the Master Fund's objective in a period of rising

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

market prices; conversely, it would reduce the Master Fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

ADMINISTRATIVE SERVICES

ING Funds Services, LLC ("ING Funds Services"), an affiliate of ING Investments, provides the Portfolios with administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

Directed Services, Inc. ("DSI") is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is an affilitate of ING Investments, the Investment Manager of the Portfolios. DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at http://www.nasdr.com or the Public Disclosure Hotline at
(800) 289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

RULE 12b-1 PLANS

Shares of each Portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.50% of average daily net assets. In addition, Class 2 shares of each Master Fund pay a Rule 12b-1 fee of 0.25% of average annual net assets of the Master Fund. The Rule 12b-1 fees are paid for the sale and distribution of shares and for services provided to shareholders and contract owners. Shareholders of the Class 2 shares of the Master Funds pay only their proportionate share of 12b-1 plan expenses.

Rule 12b-1 fees are paid out of a Portfolio's assets (including the assets of the Master Fund) on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may, over time, be greater than other types of sales charges.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIO AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Rule 12b-1 Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES

The Portfolios are available to serve as investment options under variable annuity contracts, variable life insurance policies, and custodial accounts. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies. However, it is possible that the interests of owners of variable annuity contracts and variable life insurance policies for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

FREQUENT TRADING - MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as Investment Options for the Variable Contracts issued by insurance companies and as investment options for the Qualified Plan. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity. You should also review the materials regarding frequent trading included in the Master Fund's current prospectus and SAI.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and in turn, the Master Funds and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' or Master Funds' performance.

Although the policies and procedures known to the Portfolios that are followed by the Master Funds and the financial intermediaries that use the Portfolios as well as the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in

--------------------------------------------------------------------------------
                          MORE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.


CUSTODIAN

The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian is also responsible for safekeeping the Trust's assets and for portfolio accounting services for the Portfolios.

LEGAL COUNSEL

Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as the Portfolios' independent registered public accounting firm. For information regarding the Master Funds' independent registered public accounting firm, please consult the Master Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

ING Investments, an Arizona limited liability company, serves as the investment adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments provides or oversees investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. In the event the Board determines it is in the best interests of a Portfolio and its shareholders to withdraw a Portfolio's assets from the corresponding Master Fund, ING Investments may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio's assets.

ING Investments is registered as an investment adviser with the SEC. ING Investments is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2004, ING Investments managed over $37.3 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


Pursuant to its investment management agreement with the Trust, ING Investments may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.35%, 0.54%, and 0.29% of average daily net assets for the ING American Funds Growth Portfolio, the ING American Funds International Portfolio, and the ING American Funds Growth-Income Portfolio, respectively, if the respective Portfolio does not invest substantially all if its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ING Investments does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.



For information regarding the basis for the Board's approval of management relationships, please refer to the Portfolios' Statement of Additional Information.


"MANAGER-OF-MANAGERS" STRUCTURE

ING Investments, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, ING Investments oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. On May 24, 2002, the Trust and ING Investments received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to replace a non-affiliated sub-adviser for a Portfolio, as well as change the terms of a contract with a non-affiliated portfolio manager, without submitting the contract to a vote of the Portfolio's shareholders. Should ING Investments manage the assets of the Portfolios directly, it may select sub-advisers to provide sub-advisory services to the Portfolios without obtaining shareholder approval. Under the exemptive relief permitting the manager-of-managers arrangements, the Trust will notify shareholders of any change in the identity of a sub-adviser to a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change. ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

--------------------------------------------------------------------------------
                         MANAGEMENT OF THE MASTER FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER TO EACH MASTER FUND


CRMC, an experienced investment management organization founded in 1931, serves as investment adviser to each Master Fund and to other mutual funds, including those in The American Funds Group. CRMC, a wholly owned subsidiary of The Capital Group Companies, Inc., is principally located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. CRMC manages the investment portfolio and business affairs of each Master Fund. As of December 31, 2004, CRMC managed more than $500 million in assets.

--------------------------------------------------------------------------------
                   MANAGEMENT OF THE MASTER FUNDS (CONTINUED)
--------------------------------------------------------------------------------


The total annual management fee paid by each Master Fund, as a percentage of average daily net assets, for the fiscal year ended December 31, 2004 is as follows:


     Growth Fund                                                     0.35%
     International Fund                                              0.53%
     Growth-Income Fund                                              0.28%


CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, CRMC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio. All investment decisions are made within the parameters established by the funds' objective(s) and the policies and oversight of CRMC.

The primary portfolio counselors for the Growth Fund are listed below.


                                                                                   PORTFOLIO     APPROXIMATE YEARS OF
                                                         YEARS OF EXPERIENCE      COUNSELOR'S       EXPERIENCE AS AN
                                                        AS PORTFOLIO COUNSELOR    ROLE IN THE   INVESTMENT PROFESSIONAL
                                                            (AND RESEARCH          MANAGEMENT ---------------------------
    PORTFOLIO COUNSELOR          PRIMARY TITLE       PROFESSIONAL, IF APPLICABLE    OF THE     WITH CRMC OR
(FUND TITLE, IF APPLICABLE) WITH CRMC (OR AFFILIATE)       (APPROXIMATE))         MASTER FUND   AFFILIATES   TOTAL YEARS
--------------------------- ------------------------ --------------------------- ------------ ------------- -------------
Donald D. O'Neal            Senior Vice President,   14 years (plus 4 years      An equity         20            20
(President and              Capital Research and     prior experience as a       portfolio
Trustee)                    Management Company       research professional for   counselor
                                                     the Master Fund)

Gordon Crawford             Senior Vice President    11 years (plus 5 years      An equity         34            34
                            and Director, Capital    prior experience as a       portfolio
                            Research and Management  research professional for   counselor
                            Company                  the Master Fund)

J. Blair Frank              Vice President, Capital  5 years (plus 3 years prior An equity         10            11
                            Research Company         experience as a research    portfolio
                                                     professional for the Master counselor
                                                     Fund)

Donnalisa Barnum            Senior Vice President,   2 years                     An equity         18            24
                            Capital Research Company                             portfolio
                                                                                 counselor

Ronald B. Morrow            Senior Vice President,   2 years (plus 5 years prior An equity         8             37
                            Capital Research Company experience as a research    portfolio
                                                     professional for the Master counselor
                                                     Fund

--------------------------------------------------------------------------------
                   MANAGEMENT OF THE MASTER FUNDS (CONTINUED)
--------------------------------------------------------------------------------

The primary portfolio counselors for the International Fund are listed below.


                                                                                  PORTFOLIO      APPROXIMATE YEARS OF
                                                       YEARS OF EXPERIENCE AS     COUNSELOR'S       EXPERIENCE AS AN
                                                        PORTFOLIO COUNSELOR       ROLE IN THE   INVESTMENT PROFESSIONAL
                                                           (AND RESEARCH          MANAGEMENT  ---------------------------
    PORTFOLIO COUNSELOR          PRIMARY TITLE       PROFESSIONAL, IF APPLICABLE    OF THE     WITH CRMC OR
(FUND TITLE, IF APPLICABLE) WITH CRMC (OR AFFILIATE)       (APPROXIMATE))         MASTER FUND   AFFILIATES   TOTAL YEARS
--------------------------- ------------------------ --------------------------- ------------ ------------- -------------
Robert W. Lovelace          Chairman, Capital        11 years                    A non-U.S.         20            20
(Vice President)            Research Company                                     equity
                                                                                 portfolio
                                                                                 counselor

Nick J. Grace               Senior Vice President    1 year (plus 7 years prior  A non-U.S.         11            15
                            and Director, Capital    experience as a Research    equity
                            Research Company         Professional for the Master portfolio
                                                     Fund)                       counselor

Alwyn Heong                 Senior Vice President,   9 years                     A non-U.S.         13            17
                            Capital Research Company                             equity
                                                                                 portfolio
                                                                                 counselor


The primary portfolio counselors for the Growth-Income Fund are listed below.


                                                                                  PORTFOLIO      APPROXIMATE YEARS OF
                                                       YEARS OF EXPERIENCE AS     COUNSELOR'S       EXPERIENCE AS AN
                                                        PORTFOLIO COUNSELOR       ROLE IN THE   INVESTMENT PROFESSIONAL
                                                           (AND RESEARCH          MANAGEMENT  ---------------------------
    PORTFOLIO COUNSELOR          PRIMARY TITLE       PROFESSIONAL, IF APPLICABLE    OF THE     WITH CRMC OR
(FUND TITLE, IF APPLICABLE) WITH CRMC (OR AFFILIATE)       (APPROXIMATE))         MASTER FUND   AFFILIATES   TOTAL YEARS
--------------------------- ------------------------ --------------------------- ------------ ------------- -------------
James K. Dunton,            Senior Vice President    21 years (since the Master  An equity          43            43
(Chairman of the Board)     and Director, Capital    Fund began operations)      portfolio
                            Research and Management                              counselor
                            Company

Alan N. Berro               Senior Vice President,   9 years (plus 4 years prior An equity          14            19
(Senior Vice President)     Capital Research         experience as a research    portfolio
                            Company                  professional for the Master counselor
                                                     Fund)

Claudia P. Huntington       Senior Vice President,   11 years (plus 5 years      An equity          30            32
(Vice President)            Capital Research and     prior experience as a       portfolio
                            Management Company       research professional for   counselor
                                                     the Master Fund)

Robert G. O'Donnell         Senior Vice President    15 years (plus 1 year prior An equity          30            33
                            and Director, Capital    experience as a research    portfolio
                            Research and Management  professional for the Master counselor
                            Company                  Fund)

C. Ross Sappenfield         Vice President, Capital  6 years                     An equity          13            13
                            Research Company                                     portfolio
                                                                                 counselor

--------------------------------------------------------------------------------
                   MANAGEMENT OF THE MASTER FUNDS (CONTINUED)
--------------------------------------------------------------------------------


The Master Funds' Statement of Additional Information provides additional information about each portfolio counselor's compensation, other accounts managed by the portfolio manager and each portfolio counselor's ownership of securities in the Master Funds.


PERFORMANCE OF MASTER FUNDS

The table presents total annualized returns of each Master Fund for the periods shown below through December 31, 2004, adjusted to reflect current expenses of each Portfolio. The information below does not present the actual performance of the Portfolios. Rather, the table presents the historical performance of the Master Funds, adjusted for the expenses of the Portfolios, as if the Portfolios had invested in the Master Funds for the periods presented. Performance information does not reflect the expenses of any Variable Contract, and performance would be lower if it did.


                                                                            1 YEAR(1)          5 YEAR(1)         10 YEARS(1)(2)
     --------------------------------------------------------------------------------------------------------------------------
     Growth Fund                                                             11.91%             (0.65)%             14.60%
     International Fund                                                      18.70%             (3.59)%              9.48%
     Growth-Income Fund                                                       9.80%              5.18%              12.49%



(1) Performance is net of expenses of the Master Fund plus additional expenses of the Portfolios. These additional expenses, expressed as a ratio of expenses to average daily net assets, for the Portfolios are 0.50% for 12b-1 fees and 0.03% for other expenses, for a total of 0.53% for each of the Portfolios.


(2) Both the Growth Fund and Growth-Income Fund commenced operations as of February 8, 1984; the International Fund commenced operations as of May 1, 1990.

ADVISORY FEE

Under the master/feeder structure, each Master Fund pays CRMC a management fee based on the average daily net assets of the Master Fund. As shareholders in the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee. Under the master/feeder structure, each Portfolio may withdraw its investment in its Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ING Investments to manage either directly or with a sub-adviser under the investment management agreement between the Trust and ING Investments or taking other appropriate action.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share for each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of the Portfolios is determined based upon the NAV of the Master Funds.

Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds' Prospectus and Statement of Additional Information.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios distribute their net investment income, if any, on its outstanding shares at least once annually. Each Portfolio can make distributions at other times if it chooses to do so. Any net realized long-term capital gain for any

--------------------------------------------------------------------------------
                       TAXES AND DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share NAV by the per share amount paid.

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify, through the investments made by the applicable Master Fund, so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed of insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the only shareholders of the Portfolios will be separate accounts, no discussion is included in this Prospectus as to the tax aspects at the shareholder level. The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights table is intended to held you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single portfolio share outstanding throughout the period. The total returns in the table represent the rate than an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.


ING AMERICAN PORTFOLIOS


                                                ING AMERICAN FUNDS              ING AMERICAN FUNDS
                                                 GROWTH PORTFOLIO             INTERNATIONAL PORTFOLIO
                                          ------------------------------   -----------------------------
                                              YEAR          SEPTEMBER 2,       YEAR         SEPTEMBER 2,
                                              ENDED          2003(1) TO        ENDED        2003(1) TO
                                           DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              2004             2003           2004(2)          2003
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $       45.47            42.35           13.53           11.78
 Income from investment operations:
 Net investment income (loss)             $       (0.09)            0.01            0.22            0.12
 Net realized and unrealized gain on
   investments                            $        5.80             3.11            2.30            1.63
 Total from investment operations         $        5.41             3.12            2.52            1.75
 Less distributions from:
 Net investment income                    $        0.00*              --            0.02              --
 Net realized gain from investments       $        0.00*              --            0.00*             --
 Total distributions                      $        0.00*              --            0.02              --
 Net asset value, end of period           $       50.88            45.47           16.03           13.53
 TOTAL RETURN(3):                         %       11.91             7.37           18.64           14.86

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $     854,657          130,333         326,471          44,814
 Ratio to average net assets:
 Expenses(4)(5)                           %        0.53             0.53            0.53            0.53
 Net investment income (loss)(4)          %       (0.27)            0.09            1.54            6.96
 Portfolio turnover rate(6)               %          3                 0*              5               2

                                                ING AMERICAN FUNDS
                                             GROWTH-INCOME PORTFOLIO
                                          -----------------------------
                                              YEAR          SEPTEMBER 2,
                                              ENDED          2003(1) TO
                                           DECEMBER 31,     DECEMBER 31,
                                            2004(2)            2003
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             33.67            30.83
 Income from investment operations:
 Net investment income (loss)                      0.29             0.20
 Net realized and unrealized gain on
   investments                                     3.01             2.64
 Total from investment operations                  3.30             2.84
 Less distributions from:
 Net investment income                             0.04               --
 Net realized gain from investments                0.00*              --
 Total distributions                               0.04               --
 Net asset value, end of period                   36.93            33.67
 TOTAL RETURN(3):                                  9.79             9.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              660,757           97,992
 Ratio to average net assets:
 Expenses(4)(5)                                    0.53             0.53
 Net investment income (loss)(4)                   0.84             4.41
 Portfolio turnover rate(6)                           2                0*



(1)  Commencement of operations.
(2) Per share data calculated using average number of shares outstanding throughout the period.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.
(4)  Annualized for periods less than one year.
(5) The ratio of expenses to average net assets does not include the expenses of the Class 2 Shares of the American Growth Fund, American International Fund and American Growth-Income Fund. Had the expenses of the underlying funds been included, the expense ratios would have been approximately 1.14%, 1.36% and 1.08%, respectively. Had the expenses of the underlying fund been included, the net investment income (loss) ratios would have been approximately (0.88)%, 0.71% and 0.29%, respectively.
(6) The portfolio turnover rates for the American Growth Fund, American International Fund and American Growth-Income Fund were 30%, 37% and 21%, respectively.
*    Amount is less than 1% or $0.01.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the Portfolios' investments will be available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about the ING Investors Trust can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES


John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING LOGO]


04/29/05                                                  SEC File No. 811-05629

ING INVESTORS TRUST

PROSPECTUS

APRIL 29, 2005
SERVICE 1 CLASS


This Prospectus is designed to help you make informed decisions about investments in the ING LifeStyle Portfolios listed below (each a "Portfolio" and collectively, the "LifeStyle Portfolios"), which first began offering shares on May 3, 2004. Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

                                     ING LIFESTYLE MODERATE PORTFOLIO
                                     ING LIFESTYLE MODERATE GROWTH PORTFOLIO
                                     ING LIFESTYLE GROWTH PORTFOLIO
                                     ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO


NOT ALL LIFESTYLE PORTFOLIOS MAY BE
AVAILABLE IN ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE 1 CLASS SHARES OF THE LIFESTYLE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE LIFESTYLE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


YOU SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT BEFORE INVESTING OR SENDING ANY MONEY. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. YOU SHOULD READ THE COMPLETE DESCRIPTION OF THE LIFESTYLE PORTFOLIOS IN THIS PROSPECTUS AND BE AWARE THAT ANY TIME YOU INVEST, THERE IS A RISK OF LOSS OF MONEY.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
INTRODUCTION
  General Information about
     ING Investors Trust                                                       2
  An Introduction to the Lifestyle
     Portfolios                                                                2
  An Introduction to the Asset
     Allocation Process                                                        2

DESCRIPTION OF THE PORTFOLIOS
  Portfolios at a Glance                                                       4
  ING LifeStyle Moderate Portfolio                                             5
  ING LifeStyle Moderate Growth Portfolio                                      6
  ING LifeStyle Growth Portfolio                                               7
  ING LifeStyle Aggressive Growth Portfolio                                    8

PORTFOLIO FEES AND EXPENSES
  Shareholder Transaction Expenses                                             9
  Examples                                                                    12

MORE INFORMATION ON INVESTMENT STRATEGIES
  Definitions of Certain Investment Terms
  More on the Asset Allocation Process                                        13
  Investment Objectives, Main Investments
     and Risks of the Underlying Funds                                        13

DESCRIPTION OF THE INVESTMENT OBJECTIVES,
  MAIN INVESTMENTS AND RISKS OF THE
  UNDERLYING FUNDS                                                            14

MORE INFORMATION ON RISKS
  Asset Allocation is no Guarantee Against Loss                               28
  Performance of the Underlying Funds Will Vary                               28
  Temporary Defensive Positions                                               28
  Conflict of Interest                                                        28
  Risk Associated with an Investment in the
     Underlying Funds                                                         28

MANAGEMENT AND OTHER SERVICE PROVIDERS
  Management of the LifeStyle Portfolios                                      36
  Asset Allocation Committee                                                  37
  Information about Ibbotson Associates                                       37
  Portfolio Distribution                                                      37
  Administrator                                                               38

INFORMATION FOR INVESTORS                                                     38
  About Your Investment                                                       38
  How We Compensate Entities Offering Our
     Portfolios as Investment Options in Their
     Insurance Products
  Interests of the Holders of Variable Insurance
     Contracts and Policies and Qualified
     Retirement Plans                                                         38
  Frequent Trading - Market Timing                                            39
  Portfolio Holdings Disclosure Policy                                        39
  Net Asset Value                                                             40
  Additional Information About the
     LifeStyle Portfolios                                                     41
  Taxes and Distributions                                                     41
  Reports to Shareholders                                                     41
  Custodian
  Legal Counsel
  Independent Registered Public
     Accounting Firm
  Financial Highlights                                                        42

WHERE TO GO TO OBTAIN MORE INFORMATION                                      back

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT ING INVESTORS TRUST

Each Portfolio is a series of ING Investors Trust (the "Trust"). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this Prospectus.

AN INTRODUCTION TO THE LIFESTYLE PORTFOLIOS


The LifeStyle Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The LifeStyle Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies - Investment Objectives, Main Investments and Risks of the Underlying Funds" on page 13 of this Prospectus.


Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio, except for the ING Lifestyle Aggressive Growth Portfolio, may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. The ING Lifestyle Aggressive Growth Portfolio does not invest in fixed-income funds. You should evaluate the LifeStyle Portfolios in the context of your personal financial situation, investment objectives and other investments.

Shares of the LifeStyle Portfolios may be offered to segregated asset accounts of insurance companies as investment options under a variable annuity contract and a variable life insurance policy ("Variable Contracts").

This Prospectus explains the investment objective, strategy and risks of each of the LifeStyle Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

ING Investments, LLC ("ING Investments") is the investment adviser of each Portfolio. ING Investments is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

ING Investments uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described in two stages:

     1. In the first stage, the mix of asset classes, I.E. stocks and fixed-income securities of various types, that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio, is estimated. These estimates are made with reference to an investment model that incorporates historical returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mixes of asset classes arrived at for the LifeStyle Portfolios is called the Asset Allocation Model.

     2. In the second stage, the historical returns of each Underlying Fund are examined to estimate the mix of asset classes that best fits the pattern of those returns, the closeness of the fit and any incremental Underlying Fund returns over those which this mix would have achieved based on standard asset class benchmarks. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model and incremental return. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and incremental return is estimated. Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Underlying Fund. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations.

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

The LifeStyle Portfolios will invest new assets and reinvested dividends based on the target allocations. Rebalancing will take place at least monthly. These allocations, however, are targets and each Portfolio's allocations could change substantially as the Underlying Funds' asset values change due to market movements and portfolio management decisions. Quarterly, each Portfolio's target allocation strategy will be re-evaluated, and each Portfolio will be rebalanced to reflect changes. Purchases, redemptions and reinvested income will be allocated in accordance with these targets. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.

ING Investments has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analyses and other related work. ING Investments retains sole authority over the allocation of each Portfolio's assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments has accordingly established an Asset Allocation Committee to review Ibbotson Associates' analyses and determine the asset allocation for each Portfolio.

A Portfolio's stated investment objective may be changed by Trust's Board of Trustees ("Board") without the approval of shareholders. ING Investments may change a Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

PORTFOLIOS AT A GLANCE

The following table summarizes the investment objective, main investments, asset allocation targets, underlying fund allocation targets, and main risks of each Portfolio, and is intended to help you make comparisons among the LifeStyle Portfolios. As with all mutual funds, there can be no assurance that the LifeStyle Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 5.


                                                            ING LIFESTYLE                                        ING LIFESTYLE
                             ING LIFESTYLE                 MODERATE GROWTH            ING LIFESTYLE            AGGRESSIVE GROWTH
                           MODERATE PORTFOLIO                 PORTFOLIO              GROWTH PORTFOLIO             PORTFOLIO
--------------------   ----------------------------  --------------------------- ----------------------  ---------------------------
INVESTMENT ADVISER     ING Investments, LLC          ING Investments, LLC        ING Investments, LLC    ING Investments, LLC

INVESTMENT PROFILE     Your focus is on keeping      You want the opportunity    You seek an investment  You are an aggressive
                       pace with inflation. Income   for long-term moderate      geared for growth and   investor and are
                       and capital appreciation      growth.                     can tolerate short-     willing to accept above
                       desired.                                                  term market-swings.     average risk.

  SHORTER INVESTMENT HORIZON   <  -----------------------------------------------------------  >  LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE   Growth of capital and         Growth of capital and a low Growth of capital and   Growth of capital.
                       current income.               to moderate level of        some current income.
                                                     current income.

MAIN INVESTMENTS       A combination of Underlying   A combination of Underlying A combination of        A combination of Underlying
                       Funds according to a fixed    Funds according to a fixed  Underlying Funds        Funds according to a fixed
                       formula that over time        formula that over time      according to a fixed    formula that over time
                       should reflect an allocation  should reflect an           formula that over time  should reflect an
                       of approximately 50% in       allocation of approximately should reflect an       allocation of approximately
                       equity securities and 50% in  65% in equity securities    allocation of           100% in equity securities.
                       fixed income securities.      and 35% in fixed income     approximately 80% in
                                                     securities.                 equity securities and
                                                                                 20% in fixed income
                                                                                 securities.








                                                           ING LIFESTYLE                                       ING LIFESTYLE
                             ING LIFESTYLE                MODERATE GROWTH           ING LIFESTYLE            AGGRESSIVE GROWTH
                           MODERATE PORTFOLIO                 PORTFOLIO            GROWTH PORTFOLIO              PORTFOLIO
---------------------  --------------------------    -------------------------   ---------------------   --------------------------
UNDERLYING ASSET       U.S. Large-             8%    U.S. Large-           11%   U.S. Large-       12%   U.S. Large-            16%
ALLOCATION             Capitalization                Capitalization              Capitalization          Capitalization
TARGETS (AS OF         Stocks Growth                 Stocks Growth               Stocks Growth           Stocks Growth
APRIL 29, 2005)(1)     U.S. Large-            14%    U.S. Large-           15%   U.S. Large-       16%   U.S. Large-            22%
                       Capitalization                Capitalization              Capitalization          Capitalization
                       Stocks Value                  Stocks Value                Stocks Value            Stocks Value
                       U.S. Mid-               5%    U.S. Mid-              6%   U.S. Mid-         11%   U.S. Mid-              11%
                       Capitalization                Capitalization              Capitalization          Capitalizaiton
                       Stocks                        Stocks                      Stocks                  Stocks
                       U.S. Small-             4%    U.S. Small-            6%   U.S. Small-       10%   U.S. Small-            11%
                       Capitalization                Capitalization              Capitalization          Capitalization
                       Stocks                        Stocks                      Stocks                  Stocks
                       Non-U.S./              14%    Non-U.S./             18%   Non-U.S./         20%   Non-U.S./              27%
                       International                 International               International           International
                       Stocks                        Stocks                      Stocks                  Stocks
                       Emerging Markets        0%    Emerging Markets       2%   Emerging Markets   3%   Emerging Markets        4%
                       Stocks                        Stocks                      Stocks                  Stocks
                       Real Estate Stocks      5%    Real Estate Stocks     7%   Real Estate Stocks 8%   Real Estate Stocks      9%
                       (REITs)                       (REITs)                     (REITs)                 (REITs)
                       High Yield Bonds        5%    High Yield Bonds       5%   High Yield Bonds   4%   High Yield Bonds        0%
                       Bonds                  35%    Bonds                 30%   Bonds             16%   Bonds                   0%
                       Cash                   10%    Cash                   0%   Cash               0%   Cash                    0%

        LOWER RISK           <  -------------------------------------------------------------  >       HIGHER RISK

MAIN RISKS             Credit Risk, Derivatives      Credit Risk, Derivatives    Credit Risk,            Credit Risk, Derivatives
THE LIFESTYLE          Risk, Foreign Investment      Risk, Foreign Investment    Derivatives Risk,       Foreign Investment
PORTFOLIOS ARE         Risk, Inflation Risk,         Risk, Inflation Risk,       Foreign Investment      Risk, Interest Rate Risk,
EXPOSED TO THE SAME    Mortgage Risk, Price          Interest Rate Risk,         Risk, Inflation Risk,   Investment Risk, Mortgage
RISKS AS THE           Volatility Risk, and          Mortgage Risk, Price        Interest Rate Risk,     Risk, Price Volatility and
UNDERLYING FUNDS IN    Real Estate Investment Trust  Volatility Risk, and Real   Mortgage Risk, Price    Real Estate Investment
DIRECT PROPORTION      Risk.                         Estate Investment Trust     Volatility Risk,        Trust Risk.
TO THE ALLOCATION                                    Risk.                       and Real Estate
OF ASSETS AMONG                                                                  Investment Trust Risk.
UNDERLYING FUNDS.
AN INVESTOR MAY
LOSE MONEY IN
EACH PORTFOLIO.


(1) Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE MODERATE PORTFOLIO

OBJECTIVE

Growth of capital and current income.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                U.S. Large-Capitalization Stocks Growth         8%

                U.S. Large-Capitalization Stocks Value         14%

                U.S. Mid-Capitalization Stocks                  5%

                U.S. Small-Capitalization Stocks                4%

                Non-U.S./International Stocks                  14%

                Emerging Markets Stocks                         0%

                Real Estate Stocks (REITs)                      5%

                High Yield Bonds                                5%

                Bonds                                          35%

                Cash                                           10%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Inflation Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 1 Class shares commenced operations on May 3, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE MODERATE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital and a low to moderate level of current income.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                U.S. Large-Capitalization Stocks Growth        11%

                U.S. Large-Capitalization Stocks Value         15%

                U.S. Mid-Capitalization Stocks                  6%

                U.S. Small-Capitalization Stocks                6%

                Non-U.S./International Stocks                  18%

                Emerging Markets Stocks                         2%

                Real Estate Stocks (REITs)                      7%

                High Yield Bonds                                5%

                Bonds                                          30%

                Cash                                            0%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Inflation Risk, Interest Rate Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 1 Class shares commenced operations on May 3, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital and some current income.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                U.S. Large-Capitalization Stocks Growth        12%

                U.S. Large-Capitalization Stocks Value         16%

                U.S. Mid-Capitalization Stocks                 11%

                U.S. Small-Capitalization Stocks               10%

                Non-U.S./International Stocks                  20%

                Emerging Markets Stocks                         3%

                Real Estate Stocks (REITs)                      8%

                High Yield Bonds                                4%

                Bonds                                          16%

                Cash                                            0%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Inflation Risk, Interest Rate Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 1 Class shares commenced operations on May 3, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                U.S. Large-Capitalization Stocks Growth        16%

                U.S. Large-Capitalization Stocks Value         22%

                U.S. Mid-Capitalization Stocks                 11%

                U.S. Small-Capitalization Stocks               11%

                Non-U.S./International Stocks                  27%

                Emerging Markets Stocks                         4%

                Real Estate Stocks (REITs)                      9%

                High Yield Bonds                                0%

                Bonds                                           0%

                Cash                                            0%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 1 Class shares commenced operations on May 3, 2004 and therefore do not have a full calendar year of performance, annual performance information is not provided.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The information that follows shows the fees and expenses you pay if you buy and hold shares of a Portfolio. "Direct Annual Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.

Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its LifeStyle Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The fees and expenses of the LifeStyle Portfolios are not fixed or specified under the terms of your Variable Contract. The information in the tables below does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) - The Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolios.


                                SERVICE 1 SHARES

                        DIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                  DISTRIBUTION                   TOTAL                          TOTAL NET
                                     MANAGEMENT   AND SERVICE      OTHER       OPERATING     WAIVERS, AND       OPERATING
          PORTFOLIO                     FEE       (12b-1) FEE    EXPENSES(1)    EXPENSES   REIMBURSEMENTS(2)     EXPENSES
-------------------------------  --------------  -------------  ------------  -----------  -------------------  ---------
ING LifeStyle Moderate                  0.14%        None.          0.05%         0.19%         (0.05)%           0.14%
ING LifeStyle Moderate Growth           0.14%        None.          0.05%         0.19%         (0.05)%           0.14%
ING LifeStyle Growth                    0.14%        None.          0.05%         0.19%         (0.05)%           0.14%
ING LifeStyle Aggressive Growth         0.14%        None.          0.05%         0.19%         (0.05)%           0.14%


(1)  "Other Expenses" are estimated for each Portfolio's current fiscal year.


(2) ING Investments, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the LifeStyle Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses of the Service Class shares of the Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2004:



                                                                                TOTAL ANNUAL
                                                                                  OPERATING   FEE WAIVER BY  NET OPERATING
             UNDERLYING FUNDS                                                     EXPENSES       ADVISER        EXPENSES
------------------------------------------------------------------------------  ------------  -------------  -------------
ING AIM Mid Cap Growth Portfolio                                                     0.92%             -          0.92%
ING Alliance Mid Cap Growth Portfolio                                                1.03%             -          1.03%
ING American Century Large Company Value Portfolio                                   1.25%             -          1.25%
ING American Century Select Portfolio                                                0.91%             -          0.91%
ING Capital Guardian Managed Global Portfolio                                        1.26%             -          1.26%
ING Capital Guardian Small/Mid Cap Portfolio                                         0.92%             -          0.92%
ING Capital Guardian U.S. Equities Portfolio                                         1.00%             -          1.00%
ING Eagle Asset Capital Appreciation Portfolio                                       0.92%             -          0.92%
ING Evergreen Omega Portfolio                                                        0.85%             -          0.85%
ING FMR(SM) Diversified Mid Cap Portfolio                                            1.01%             -          1.01%
ING FMR(SM) Earnings Growth Portfolio(1)                                             1.02%         (0.02)%        1.00%
ING Fundamental Research Portfolio                                                   1.05%             -          1.05%
ING International Portfolio                                                          1.26%             -          1.26%
ING Janus Contrarian Portfolio                                                       1.06%             -          1.06%
ING Jennison Equity Opportunities Portfolio                                          0.92%             -          0.92%
ING JPMorgan Emerging Markets Equity Portfolio                                       1.54%             -          1.54%
ING JPMorgan Fleming International Portfolio                                         1.25%             -          1.25%
ING JPMorgan MidCap Value Portfolio                                                  1.35%             -          1.35%
ING JPMorgan Small Cap Equity Portfolio                                              1.15%         (0.03)%        1.12%
ING JPMorgan Value Opportunities Portfolio(1)                                        0.80%         (0.02)%        0.78%
ING Julius Baer Foreign Portfolio                                                    1.21%             -          1.21%
ING Legg Mason Value Portfolio                                                       1.06%             -          1.06%
ING Liquid Assets Portfolio                                                          0.54%             -          0.54%
ING Marsico Growth Portfolio                                                         1.03%             -          1.03%
ING Marsico International Opportunities Portfolio(1)                                 0.96%         (0.03)%        0.93%
ING Mercury Focus Value Portfolio                                                    1.05%         (0.05)%        1.00%
ING Mercury Large Cap Growth Portfolio                                               1.05%         (0.05)%        1.00%
ING MFS Capital Opportunities Portfolio                                              1.15%             -          1.15%
ING MFS Mid Cap Growth Portfolio                                                     0.89%             -          0.89%
ING MFS Total Return Portfolio                                                       0.89%             -          0.89%
ING OpCap Balanced Value Portfolio                                                   1.25%             -          1.25%
ING Oppenheimer Global Portfolio                                                     0.91%             -          0.91%
ING Oppenheimer Main Street Portfolio(R)                                             0.89%             -          0.89%
ING Oppenheimer Strategic Income Portfolio                                           0.79%         (0.04)%        0.75%
ING PIMCO Core Bond Portfolio                                                        0.86%             -          0.86%
ING PIMCO High Yield Portfolio                                                       0.74%             -          0.74%
ING Pioneer Fund Portfolio(1)                                                        1.01%             -          1.01%
ING Pioneer Mid Cap Value Portfolio(1)                                               1.01%             -          1.01%
ING Salomon Brothers Aggressive Growth Portfolio                                     1.07%             -          1.07%
ING Salomon Brothers All Cap Portfolio                                               1.00%             -          1.00%

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


                                                                                TOTAL ANNUAL
                                                                                  OPERATING   FEE WAIVER BY  NET OPERATING
             UNDERLYING FUNDS                                                      EXPENSES      ADVISER        EXPENSES
------------------------------------------------------------------------------  ------------  -------------  -------------
ING Salomon Brothers Investors Portfolio                                             1.00%             -          1.00%
ING T. Rowe Price Capital Appreciation Portfolio                                     0.92%             -          0.92%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                               0.91%             -          0.91%
ING T. Rowe Price Equity Income Portfolio                                            0.92%             -          0.92%
ING T. Rowe Price Growth Equity Portfolio                                            1.00%             -          1.00%
ING UBS U.S. Large Cap Equity Portfolio                                              1.10%             -          1.10%
ING Van Kampen Comstock Portfolio                                                    1.20%         (0.07)%        1.13%
ING Van Kampen Equity and Income Portfolio                                           0.82%             -          0.82%
ING Van Kampen Equity Growth Portfolio                                               0.90%             -          0.90%
ING Van Kampen Global Franchise Portfolio                                            1.25%             -          1.25%
ING Van Kampen Growth and Income Portfolio                                           0.92%             -          0.92%
ING Van Kampen Real Estate Portfolio                                                 0.91%             -          0.91%
ING VP Balanced Portfolio                                                            0.84%             -          0.84%
ING VP Growth and Income Portfolio                                                   0.83%             -          0.83%
ING VP Growth Portfolio                                                              0.94%             -          0.94%
ING VP High Yield Bond Portfolio(2)                                                  1.25%         (0.19)%        1.06%
ING VP Index Plus LargeCap Portfolio                                                 0.69%             -          0.69%
ING VP Index Plus MidCap Portfolio                                                   0.74%             -          0.74%
ING VP Index Plus SmallCap Portfolio                                                 0.74%             -          0.74%
ING VP Intermediate Bond Portfolio                                                   0.73%             -          0.73%
ING VP International Equity Portfolio                                                1.40%         (0.20)%        1.20%
ING VP MidCap Opportunities Portfolio                                                1.21%         (0.07)%        1.14%
ING VP Real Estate Portfolio(2)                                                      1.78%         (0.48)%        1.30%
ING VP Small Company Portfolio                                                       1.09%             -          1.09%
ING VP SmallCap Opportunities Portfolio                                              1.19%         (0.09)%        1.10%
ING VP Value Opportunity Portfolio                                                   0.94%             -          0.94%



(1) As the Underlying Portfolio had not commenced operations as of December 31, 2004, the expense ratios are estimated.

(2) Because the Class S shares of the Underlying Portfolio had not commenced operations as of December 31, 2004, expense ratios are estimated based on the Underlying Portfolio's actual operating expenses for Class I shares, as adjusted for contractual changes, if any, and fee waivers to which each Underlying Portfolio's investment adviser has agreed.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

                               NET EXPENSE RATIOS

The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:


                                                                                WAIVERS,
                                                                             REIMBURSEMENTS   NET OPERATING
          PORTFOLIO                                TOTAL OPERATING EXPENSES  AND RECOUPMENTS    EXPENSES
------------------------------------------------  -------------------------  ---------------  -------------
ING LifeStyle Moderate                                       1.10%                (0.06)%          1.04%
ING LifeStyle Moderate Growth                                1.16%                (0.06)%          1.10%
ING LifeStyle Growth                                         1.20%                (0.06)%          1.14%
ING LifeStyle Aggressive Growth                              1.24%                (0.05)%          1.19%


These expense ratios are estimates based on the target allocations among the Underlying Funds based on information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2004. The actual expense ratios may vary based on the expense ratio of, and the underlying allocation to, the Underlying Funds.


EXAMPLE

The Example is intended to help you compare the cost of investing in each Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Portfolios' direct and indirect operating expenses remain the same. The Example reflects the contractual fee waiver for each Portfolio for the one-year period and for the first year of the three-, five- and ten-year periods. The Example does not reflect expenses of a Variable Contract that may use the Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.



                    PORTFOLIO                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------  --------  ---------  ---------  ---------
ING LifeStyle Moderate                               $    106   $    344   $    600   $  1,335
ING LifeStyle Moderate Growth                        $    112   $    363   $    633   $  1,404
ING LifeStyle Growth                                 $    116   $    375   $    654   $  1,449
ING LifeStyle Aggressive Growth                      $    121   $    388   $    676   $  1,496

--------------------------------------------------------------------------------
                    MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

MORE ON THE ASSET ALLOCATION PROCESS

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ING Investments determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING Investments uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

     (i) the investment objective of each Portfolio and each of the Underlying Funds;

     (ii)  economic and market forecasts;

     (iii) proprietary and third-party reports and analyses;

     (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

     (v)   the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the LifeStyle Portfolios and the Underlying Funds.

ING Investments intends to rebalance the Portfolios on a monthly basis to attain the target investment allocations on the date of the rebalancing. In addition, ING Investments monitors variances from the targets. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, ING Investments may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, ING Investments will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If ING Investments believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS


Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the LifeStyle Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, and investment adviser ("Portfolio Managers"). This information is intended to provide potential investors in the LifeStyle Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks - Risks Associated with Investment in the Underlying Funds" on page 28 for an expanded discussion of the risks listed below for a particular Underlying Fund.


You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------  ---------------------  --------------------  ---------------------------   -----------------------------
INVESTMENT ADVISER:         ING AIM Mid Cap       Capital               The Portfolio invests at      Active or frequent trading
Directed Services, Inc.     Growth Portfolio      appreciation.         least 80% of assets in        risk, convertible securities
                                                                        securities of mid-cap         risk, derivatives risk,
PORTFOLIO MANAGER:                                                      companies, primarily in       foreign investment risk,
A I M Capital Management,                                               equity securities, but also   growth investing risk,
Inc.                                                                    convertible securities,       manager risk, market and
                                                                        debt securities and           company risk, mid-cap company
                                                                        synthetic instruments.        risk, portfolio turnover
                                                                        Mid-cap companies are         risk, and securities lending
                                                                        defined to include those      risk.
                                                                        with a market
                                                                        capitalization within the
                                                                        range of the largest and
                                                                        smallest capitalized
                                                                        companies included in the
                                                                        Russell Midcap(R) Growth
                                                                        Index during the most
                                                                        recent 11-month period. The
                                                                        Portfolio may also invest
                                                                        up to 25% of assets in
                                                                        foreign securities.

INVESTMENT ADVISER:         ING Alliance Mid      Long-term total       The Portfolio invests at      Convertible securities risk,
Directed Services, Inc.     Cap Growth Portfolio  return.               least 80% of assets in        derivatives risk, foreign
                                                                        mid-capitalization            investment risk, government
PORTFOLIO MANAGER:                                                      companies with the            securities risk, growth
Alliance Capital                                                        remainder invested in         investing risk, manager risk,
Management L.P.                                                         convertibles, investment      market and company risk,
                                                                        grade instruments, U.S.       mid-cap company risk, sector
                                                                        government securities and     risk, and securities lending
                                                                        high quality, short-term      risk.
                                                                        obligations (including
                                                                        repurchase agreements,
                                                                        bankers' acceptances and
                                                                        domestic certificates of
                                                                        deposit), foreign
                                                                        securities, and
                                                                        derivatives.
                                                                        The Portfolio may
                                                                        also engage in securities
                                                                        lending.

INVESTMENT ADVISER:         ING American          Long-term capital     The Portfolio normally        Credit risk, currency risk,
ING Life Insurance and      Century Large         growth. Income is a   invests at least 80% of its   derivatives risk, foreign
Annuity Company             Company Value         secondary objective.  assets in equity securities   markets risk, interest risk,
                            Portfolio                                   of large capitalization       market and company risk, and
PORTFOLIO MANAGER:                                                      companies. Equity             undervalued securities risk.
American Century                                                        securities include common
Investment Management,                                                  stocks, preferred stocks
Inc.                                                                    and equity-equivalent
                                                                        securities, such as debt
                                                                        securities and preferred
                                                                        stock convertible into
                                                                        common stock, and stock or
                                                                        stock index future
                                                                        contracts. The Portfolio
                                                                        may also invest a portion
                                                                        of its assets in derivative
                                                                        instruments, foreign
                                                                        securities, debt securities
                                                                        of companies, and debt
                                                                        obligations of governments
                                                                        and their agencies or
                                                                        similar securities.

INVESTMENT ADVISER:         ING American          Long-term capital     The Portfolio may invest in   Active or frequent trading
ING Life Insurance and      Century Select        appreciation.         stocks of companies that      risk, currency risk,
Annuity Company             Portfolio                                   the Portfolio Manager         derivatives risk, foreign
                                                                        believes will increase in     investment risk, growth
PORTFOLIO MANAGER:                                                      value over time. The          investing risk and market and
American Century                                                        Portfolio may also invest     company risk.
Investment                                                              in larger companies, though
Management, Inc.                                                        may invest in companies of
                                                                        any size, and in foreign
                                                                        companies located and doing
                                                                        business in developed
                                                                        countries.

INVESTMENT ADVISER:         ING Capital           Capital               The Portfolio invests         Active or frequent trading
Directed Services, Inc.     Guardian Managed      appreciation.         primarily in common stocks    risk, derivatives risk,
                            Global Portfolio      Current income is     of companies of any           emerging markets risk,
PORTFOLIO MANAGER:                                only an incidental    capitalization located        foreign investment risk,
Capital Guardian Trust                            consideration.        throughout the world, with    manager risk, market and
Company                                                                 65% of assets in at least     company risk, mid-cap company
                                                                        three different countries,    risk, short sales risk, and
                                                                        one of which may be the       small company risk.
                                                                        United States, but may
                                                                        invest up to 100% of assets
                                                                        in foreign securities,
                                                                        including in emerging
                                                                        markets. The Portfolio may
                                                                        also invest in derivatives
                                                                        and engage in short sales.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   -----------------------------
INVESTMENT ADVISER:         ING Capital           Long-term capital     Invests at least 80% of       Borrowing and leverage risk,
Directed Services, Inc.     Guardian Small/Mid    appreciation.         assets in equity securities   convertible securities risk,
                            Cap Portfolio                               of small/mid capitalization   foreign investment risk,
PORTFOLIO MANAGER:                                                      companies, defined to         manager risk, market and
Capital Guardian Trust                                                  include companies with        company risk, market
Company                                                                 capitalizations within the    capitalization risk, mid-cap
                                                                        range of companies included   company risk, OTC investment
                                                                        in the custom  Russell 2800   risk, and small company risk.
                                                                        Index. Equity investments
                                                                        include common or preferred
                                                                        stocks and convertible
                                                                        securities. May enter into
                                                                        currency related transactions.
                                                                        May invest in money market
                                                                        instruments and repurchase
                                                                        agreements.

INVESTMENT ADVISER:         ING Capital           Long-term growth of   Invests at least 80% of       Growth investing risk,
Directed Services, Inc.     Guardian U.S.         capital and income.   assets in equity and          manager risk, market and
                            Equities Portfolio                          equity-related securities     company risk, securities
PORTFOLIO MANAGER:                                                      of issuers located in the     lending risk and value
Capital Guardian Trust                                                  U.S. with market              investing risk.
Company                                                                 capitalizations greater
                                                                        than $1 billion with
                                                                        greater consideration given
                                                                        to potential appreciation
                                                                        and future dividends than
                                                                        to current income. May be
                                                                        invested in American
                                                                        Depositary Receipts,
                                                                        European Depositary
                                                                        Receipts and Global
                                                                        Depositary Receipts; debt
                                                                        securities, and cash
                                                                        equivalents.

INVESTMENT ADVISER:         ING Eagle Asset       Capital               Invests at least 80% of       Convertible securities risk,
Directed Services, Inc.     Capital               appreciation.         assets in equity securities   derivatives risk, foreign
                            Appreciation          Dividend income is    of domestic and foreign       investment risk, manager
PORTFOLIO MANAGER:          Portfolio             a secondary           issuers that meet             risk, and market and company
Eagle Asset Management,                           objective.            quantitative standards        risk.
Inc.                                                                    relating financial
                                                                        soundness and high
                                                                        intrinsic value relative to
                                                                        price. Equity securities
                                                                        include common, convertible
                                                                        securities, options on
                                                                        equities, and rights
                                                                        and warrants. May invest
                                                                        up to 25% of its total
                                                                        assets in foreign issuers
                                                                        and use derivatives. May
                                                                        purchase uncovered puts and
                                                                        calls that expose up to
                                                                        55% of assets and may
                                                                        enter into futures
                                                                        contracts and options
                                                                        thereon and currency
                                                                        hedging transactions.

INVESTMENT ADVISER:         ING Evergreen Omega   Long-term capital     Invests primarily in common   Active or frequent trading
Directed Services, Inc.     Portfolio             growth.               stocks and securities         risk, foreign investment
                                                                        convertible into common       risk, growth investing risk,
PORTFOLIO MANAGER:                                                      stocks of U.S. companies      investment style risk,
Evergreen Investment                                                    across all market             manager risk, market
Management Company, LLC                                                 capitalizations. The          capitalization risk, mid-cap
                                                                        Portfolio may also invest     company risk, portfolio
                                                                        up to 25% of assets in        turnover risk, price
                                                                        foreign securities.           volatility risk, and small
                                                                                                      company risk.

INVESTMENT ADVISER:         ING FMR(SM)           Long-term growth of   Invests at least 80% of       Active or frequent trading
Directed Services, Inc.     Diversified Mid Cap   capital.              assets in securities of       risk, derivatives risk,
                            Portfolio                                   companies with medium         emerging markets risk, other
PORTFOLIO MANAGER:                                                      market capitalizations        investment companies risk,
Fidelity Management &                                                   (defined as those whose       foreign investment risk,
Research Company                                                        market capitalizations are    growth investing risk,
                                                                        similar to the market         manager risk, market and
                                                                        capitalizations of            company risk, mid-cap company
                                                                        companies in the Russell      risk, small company risk, and
                                                                        Midcap Index or the S&P       value investing risk.
                                                                        Midcap 400 Index). May
                                                                        invest in smaller or larger
                                                                        market capitalizations. May
                                                                        invest up to 25% of assets
                                                                        in foreign securities,
                                                                        including emerging markets
                                                                        and may buy and sell
                                                                        futures contracts and other
                                                                        investment companies.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   -----------------------------
INVESTMENT ADVISER:         ING FMR(SM) Earnings  Seeks growth of       Invests primarily in common   Equity securities risk,
Directed Services, Inc.     Growth Portfolio      capital over the      stocks in which the           foreign investment risk,
                                                  long term.            Portfolio Manager believes    growth investing risk,
PORTFOLIO MANAGER:                                                      have above-average growth     manager risk, market and
Fidelity Management &                                                   potential. May invest in      company risk, other
Research Company                                                        securities of foreign         investment companies risk,
                                                                        issuers and may use various   and portfolio turnover risk.
                                                                        techniques such as buying
                                                                        and selling futures
                                                                        contracts and other
                                                                        investment companies,
                                                                        including exchange-traded
                                                                        funds.

INVESTMENT ADVISER:         ING Fundamental       Seeks to maximize     Prior to July 5, 2005,        Convertible securities risk,
ING Life Insurance and      Research Portfolio    total return          invests at least 80% of its   derivatives risk, foreign
Annuity Company                                   through investments   assets in stocks included     markets risk, index tracking
                                                  in a diversified      in the S&P 500 Index.         risk, market and company
PORTFOLIO MANAGER:                                portfolio of common   Effective July 5, 2005, the   risk, market trends risk,
ING Investment Management                         stocks and            Portfolio will invest at      mid-capitalization company
Co.                                               securities            least 65% of its total        risk, and stock risk.
                                                  convertible into      assets in common stocks and
                                                  common stocks.        securities convertible into
                                                                        common stocks. May also
                                                                        invest in derivatives.
                                                                        Emphasizes stocks of larger
                                                                        companies. May invest in
                                                                        mid-capitalization
                                                                        companies and may invest up
                                                                        to 25% in foreign
                                                                        securities.

INVESTMENT ADVISER:         ING International     Long-term growth of   Invests at least 65% of its   Call risk, convertible
Directed Services, Inc.     Portfolio             capital.              assets in equity securities   securities risk, debt
                                                                        (including common and         securities risk, derivatives
PORTFOLIO MANAGER:                                                      preferred stocks, warrants    risk, emerging markets risk,
ING Investment Management                                               and convertible securities)   foreign investment risk,
Co.                                                                     of issuers of any             interest rate risk, liquidity
                                                                        market-capitalization (but    risk, manager risk, market
                                                                        primarily large cap           and company risk, market
                                                                        companies) located outside    trends risk, maturity risk,
                                                                        of the United States,         mid-cap company risk,
                                                                        including emerging markets.   securities lending risk and
                                                                        May also invest in            small company risk.
                                                                        government debt securities
                                                                        of developed foreign
                                                                        countries. May invest up to
                                                                        35% in securities of U.S.
                                                                        issuers including
                                                                        investment grade corporate
                                                                        debt and government
                                                                        securities.

INVESTMENT ADVISER:         ING Janus             Capital               Invests at least 80% of net   Debt securities risk,
Directed Services, Inc.     Contrarian Portfolio  appreciation.         assets in equity securities   derivatives risk,
                                                                        with the potential for        diversification risk, foreign
PORTFOLIO MANAGER:                                                      long-term growth of           investment risk, high-yield
Janus Capital Management                                                capital. The Portfolio is     bond risk, interest rate
LLC                                                                     non-diversified. May also     risk, liquidity risk, manager
                                                                        invest in foreign equity      risk, market and company
                                                                        and debt securities, up to    risk, market capitalization
                                                                        20% in high yield debt        risk, maturity risk, sector
                                                                        securities (junk bonds);      risk, small company risk, and
                                                                        derivatives; securities       special situations risk.
                                                                        purchased on a when-issued,
                                                                        delayed delivery or forward
                                                                        commitment basis; illiquid
                                                                        securities (up to 15%) and
                                                                        may invest more than 25% of
                                                                        its total assets in
                                                                        securities of companies in
                                                                        one or more market sectors.

INVESTMENT ADVISER:         ING Jennison Equity   Long-term capital     Invests at least 80% of       Debt securities risk,
Directed Services, Inc.     Opportunities         growth.               assets in equity securities   derivatives risk, foreign
                            Portfolio                                   of companies with current     investment risk, manager
PORTFOLIO MANAGER:                                                      or emerging earnings growth   risk, market and company
Jennison Associates LLC                                                 believed to be not fully      risk, market capitalization
                                                                        appreciated or recognized     risk, mid-cap company risk,
                                                                        by the market. May also       REIT risk, securities lending
                                                                        invest in preferred stocks;   risk, small company risk, and
                                                                        convertible securities; and   value investing risk.
                                                                        debt instruments and may
                                                                        also invest up to 25% of
                                                                        assets in foreign
                                                                        securities, up to 25% in
                                                                        real estate investment
                                                                        trusts and in options and
                                                                        futures contracts.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING JPMorgan          Capital               Invests at least 80% of its   Active or frequent trading
Directed Services, Inc.     Emerging Markets      appreciation.         assets in equity securities   risk, convertible securities
                            Equity Portfolio                            of issuers located in at      risk, debt securities risk,
PORTFOLIO MANAGER:                                                      least three countries with    derivatives risk, emerging
J.P. Morgan Investment                                                  emerging securities           markets risk, foreign
Management Inc.                                                         markets. Equity securities    investment risk, high-yield
                                                                        in which the Portfolio may    bond risk, liquidity risk,
                                                                        invest includes common and    manager risk, market and
                                                                        preferred stocks,             company risk, mortgage risk,
                                                                        convertible securities,       other investment companies
                                                                        depositary receipts, rights   risk, security lending risk,
                                                                        and warrants and other        and small company risk.
                                                                        investment companies. May
                                                                        also invest to a lesser
                                                                        extent in debt securities
                                                                        of issuers in emerging
                                                                        markets, and derivatives.
                                                                        May invest in debt
                                                                        securities, including high
                                                                        yield bonds (junk bonds)
                                                                        and mortgage-related
                                                                        securities.

INVESTMENT ADVISER:         ING JPMorgan          Long-term growth of   Invests at least 65% of       Credit risk, currency risk,
ING Life Insurance and      Fleming               capital.              assets in equity              emerging markets risk,
Annuity Company             International                               securities of foreign         foreign investment risk,
                            Portfolio                                   companies with high growth    geographic focus risk,
PORTFOLIO MANAGER:                                                      potential (including those    high-yield bond risk,
J.P. Morgan Fleming Asset                                               located in countries with     interest rate risk, and
Management (London)                                                     emerging market economies).   market and company risk.
Limited                                                                 May invest in securities and
                                                                        debt securities issued by
                                                                        foreign and U.S. companies
                                                                        including non-investment
                                                                        grade debt securities.

INVESTMENT ADVISER:         ING JPMorgan Mid      Growth from capital   Invests at least 80% of       Active or frequent trading
ING Life Insurance and      Cap Value Portfolio   appreciation.         assets in common stocks of    risk, convertible securities
Annuity Company                                                         companies with market         risk depositary receipt risk,
                                                                        capitalizations of $1         derivatives risk, foreign
PORTFOLIO MANAGER:                                                      billion to $20 billion.       investment risk, interest
J.P. Morgan Investment                                                  Normally invests in           rate risk, market and company
Management, Inc.                                                        securities that are traded    risk, OTC investment risk,
                                                                        on registered exchanges or    small company risk, and
                                                                        the over-the-counter market   mid-cap company risk.
                                                                        in the United States. May
                                                                        invest in other equity
                                                                        securities, including
                                                                        convertible and foreign
                                                                        securities (which may take
                                                                        the form of depositary
                                                                        receipts); and derivatives.

INVESTMENT ADVISER:         ING JPMorgan Small    Capital growth over   Invests in equity             Convertible securities risk,
Directed Services, Inc.     Cap Equity Portfolio  the long term.        securities of small-cap       derivatives risk, foreign
                                                                        companies (defined as those   investment risk, growth
PORTFOLIO MANAGER:                                                      with market capitalization    investing risk, manager risk,
J.P. Morgan Investment                                                  equal to those within a       market and company risk,
Management Inc.                                                         universe of Russell 2000(R)   market capitalization risk,
                                                                        Index stocks). May also       mid-cap company risk,
                                                                        invest up to 20% of its       mortgage risk, REIT risk,
                                                                        total assets in: foreign      small company risk, and value
                                                                        securities, including         investing risk.
                                                                        depositary receipts,
                                                                        convertible securities,
                                                                        high-quality money market
                                                                        instruments and repurchase
                                                                        agreements; and may invest
                                                                        in real estate investment
                                                                        trusts and derivatives.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING JPMorgan Value    Long-term capital     Invests at least 80% of it    Convertible securities risk,
Directed Services, Inc.     Opportunities         appreciation.         assets in equity securities   derivatives risk, equity
                            Portfolio                                   of mid- and                   securities risk, interest
PORTFOLIO MANAGER:                                                      large-capitalization          rate risk, investment style
J.P. Morgan Investment                                                  companies                     risk, manager risk, market
Management Inc."                                                        (mid-capitalization           and company risk, market
                                                                        companies are those with      capitalization risk, mid-cap
                                                                        market capitalizations        company risk, mortgage risk,
                                                                        between $2 billion and $5     other investment companies
                                                                        billion and large-            risk, and price volatility
                                                                        capitalization companies      risk.
                                                                        are those with market
                                                                        capitalization over $5
                                                                        billion). Equity securities
                                                                        in which the Portfolio may
                                                                        invest include common
                                                                        stocks, preferred stocks,
                                                                        convertible securities,
                                                                        depositary receipts and
                                                                        warrants to buy common
                                                                        stocks. The Portfolio may
                                                                        invest in shares of
                                                                        investment companies,
                                                                        including shares of
                                                                        affiliated money market
                                                                        funds, derivatives,
                                                                        mortgage-related securities
                                                                        issued by government
                                                                        entities and private
                                                                        issuers, and high-quality
                                                                        money market instruments
                                                                        and repurchase agreements.

INVESTMENT ADVISER:         ING Julius Baer       Long-term growth of   Invests at least 80% of       Convertible securities risk,
Directed Services, Inc.     Foreign Portfolio     capital.              assets in equity securities   debt securities risk,
                                                                        tied economically to          derivatives risk, emerging
PORTFOLIO MANAGER:                                                      countries outside the         markets risk, foreign
Julius Baer Investment                                                  United States, including      investment risk, high-yield
Management LLC                                                          common and preferred          bond risk, liquidity risk,
                                                                        stocks, American, European    market and company risk,
                                                                        and Global depositary         market capitalization risk,
                                                                        receipts, convertible         mid-cap company risk, other
                                                                        securities, rights,           investment companies risk,
                                                                        warrants and other            portfolio turnover risk,
                                                                        investment companies,         price volatility risk,
                                                                        including exchange-traded     securities lending risk and
                                                                        funds. The Portfolio          small company risk.
                                                                        normally has a bias towards
                                                                        larger companies (e.g.,
                                                                        with market capitalizations
                                                                        of $10 billion or greater),
                                                                        but may also invest in
                                                                        small- and mid-sized
                                                                        companies. The Portfolio
                                                                        may invest up to 25% of
                                                                        assets in issuers in
                                                                        emerging markets and it may
                                                                        invest in debt securities
                                                                        (up to 10% in
                                                                        non-investment grade
                                                                        bonds). The Portfolio may
                                                                        invest in derivatives and
                                                                        may lend its portfolio
                                                                        securities. Will invest at
                                                                        least 65% in no fewer than
                                                                        three different companies
                                                                        located outside the U.S.

INVESTMENT ADVISER:         ING Legg Mason        Long-term growth of   Invests in equity             Call risk, convertible
Directed Services, Inc.     Value Portfolio       capital.              securities, including         securities risk, credit risk,
                                                                        foreign securities.           currency risk, debt
PORTFOLIO MANAGER:                                                      Generally invests in          securities risk,
Legg Mason Funds                                                        companies with market         diversification risk, foreign
Management, Inc.                                                        capitalization greater than   investment risk, growth
                                                                        $5 billion, but may invest    investing risk, high yield
                                                                        in companies of any size.     bond risk, interest rate
                                                                        May also invest in debt       risk, investment models risk,
                                                                        securities. May invest up     manager risk, market and
                                                                        to 25% of assets in           company risk, market trends
                                                                        long-term debt securities,    risk, OTC investment risk,
                                                                        and up to 10% of in high      and value investing risk.
                                                                        yield debt securities
                                                                        ("junk bonds"). Pending
                                                                        shareholder approval, the
                                                                        Portfolio is non-
                                                                        diversified.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING Liquid Assets     High level of         The Portfolio may invest in   Credit risk, government
Directed Services, Inc.     Portfolio             current income        U.S. Treasury and U.S.        securities risk, income risk,
                                                  consistent with the   government agency             interest rate risk, manager
PORTFOLIO MANAGER:                                preservation of       securities; fully             risk and securities lending
ING Investment                                    capital and           collateralized repurchase     risk.
Management Co.                                    liquidity.            agreements; bank
                                                                        obligations, including
                                                                        certificates of deposit,
                                                                        time deposits, and bankers'
                                                                        acceptances; commercial
                                                                        paper; asset-backed
                                                                        securities; variable or
                                                                        floating rate securities,
                                                                        including variable rate
                                                                        demand obligations; debt
                                                                        securities with special
                                                                        features such as puts, or
                                                                        maturity extension
                                                                        arrangements; short-term
                                                                        corporate debt securities
                                                                        other than commercial
                                                                        paper; shares of other
                                                                        investment companies (not
                                                                        to exceed 10%); credit-
                                                                        linked notes; reverse
                                                                        repurchase agreements,
                                                                        structured securities; and
                                                                        Guaranteed Investment
                                                                        Contracts.

INVESTMENT ADVISER:         ING Marsico Growth    Capital               Invests primarily in equity   Active or frequent trading
Directed Services, Inc.     Portfolio             appreciation.         securities of companies of    risk, debt securities risk,
                                                                        any size, selected for        derivatives risk, emerging
PORTFOLIO MANAGER:                                                      their growth potential.       markets risk, foreign
Marsico Capital                                                         Will normally hold a core     investment risk, growth
Management, LLC                                                         position of between 35 and    investing risk, high-yield
                                                                        50 common stocks primarily    bond risk, manager risk,
                                                                        emphasizing larger            market capitalization risk,
                                                                        companies. May also invest    market and company risk,
                                                                        in foreign securities         market trends risk, mid-cap
                                                                        (including emerging           company risk, portfolio
                                                                        markets); derivatives; debt   turnover risk, sector risk,
                                                                        securities, including up to   and small company risk.
                                                                        35% in high-yield debt
                                                                        securities ("junk bonds");
                                                                        substantial cash holdings
                                                                        in the absence of
                                                                        attractive investment
                                                                        opportunities; and, from
                                                                        time to time, investment of
                                                                        more than 25% assets in
                                                                        securities of companies in
                                                                        one or more market sectors.
                                                                        Generally will not invest
                                                                        more than 25% of assets in
                                                                        a particular industry
                                                                        within a sector.

INVESTMENT ADVISER:         ING Marsico           Seeks long-term       Invests at least 65% of its   Currency risk, derivatives
Directed Services, Inc.     International         growth of capital.    total assets in common        risk, emerging markets risk,
                            Opportunities                               stocks of foreign             foreign investment risk,
PORTFOLIO MANAGER:          Portfolio                                   companies. May invest in      growth investing risk,
Marsico Capital                                                         companies of any size         liquidity risk, manager risk,
Management, LLC                                                         throughout the world.         market and company risk,
                                                                        Invests in issuers from at    market capitalization risk,
                                                                        least three different         market trends risk, mid-cap
                                                                        countries not including the   company risk, other
                                                                        United States and generally   investment companies risk,
                                                                        maintains a core position     small company risk, and
                                                                        of between 35 and 50 common   portfolio turnover risk.
                                                                        stocks. May invest in
                                                                        emerging markets. Up to 10%
                                                                        in fixed-income
                                                                        securities. May use
                                                                        options, futures and
                                                                        foreign currency contracts,
                                                                        and may invest up to 5% in
                                                                        high-yield bonds and
                                                                        mortgage and asset-backed
                                                                        securities. May invest up
                                                                        to 15% in illiquid
                                                                        securities and may invest
                                                                        in other investment
                                                                        companies.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING Mercury Focus     Long-term growth of   Invests primarily in equity   Borrowing and leverage risk,
Directed Services, Inc.     Value Portfolio       capital.              securities of issuers of      debt securities risk,
                                                                        any market capitalization.    derivatives risk, foreign
PORTFOLIO MANAGER:                                                      May invest in debt            investment risk, high-yield
Mercury Advisors                                                        securities of any maturity    bond risk, liquidity risk,
                                                                        or credit quality             manager risk, market and
                                                                        (including up to 15% in       company risk, restricted and
                                                                        high-yield debt securities    illiquid securities risk,
                                                                        ("junk bonds"); up to 10%     securities lending risk,
                                                                        in foreign securities,        sovereign debt risk,
                                                                        including sovereign debt;     undervalued securities risk
                                                                        derivatives; up to 15% in     and value investing risk.
                                                                        illiquid securities. May
                                                                        borrow up to 20% of its
                                                                        assets and may write
                                                                        covered call options (up to
                                                                        10% of its assets).

INVESTMENT ADVISER:         ING Mercury Large     Long-term growth of   Invests at least 80% of its   Convertible securities risk,
Directed Services, Inc.     Cap Growth Portfolio  capital.              assets in equity securities   debt securities risk, foreign
                                                                        of large capitalization       investment risk, growth
PORTFOLIO MANAGER:                                                      companies, selected from      investing risk, income risk,
Mercury Advisors                                                        among those which, at the     interest rate risk,
                                                                        time of investment, are       investment models risk,
                                                                        included in the Russell       manager risk, market and
                                                                        1000(R) Growth Index. Up to   company risk, market
                                                                        10% in foreign companies      capitalization risk, maturity
                                                                        including American and        risk, mid-cap company risk,
                                                                        European depositary           securities lending risk, and
                                                                        receipts. May invest in       U.S. government securities
                                                                        derivatives, short-term       risk.
                                                                        debt securities,
                                                                        non-convertible preferred
                                                                        stocks and bonds, or
                                                                        government and money market
                                                                        securities.

INVESTMENT ADVISER:         ING MFS Capital       Capital               Invests at least 65% of       Active or frequent trading
ING Life Insurance and      Opportunities         appreciation.         assets in common stocks and   risk, credit risk, currency
Annuity Company             Portfolio                                   related securities, such as   risk, depositary receipt
                                                                        preferred stocks,             risk, emerging markets risk,
PORTFOLIO MANAGER:                                                      convertible securities and    foreign investment risk,
Massachusetts Financial                                                 depositary receipts. May      market and company risk, and
Services Company                                                        invest in foreign             OTC investment risk.
                                                                        securities, including
                                                                        emerging market securities.
                                                                        Investments may include
                                                                        securities listed on a
                                                                        securities exchange or
                                                                        traded in the over the
                                                                        counter markets.

INVESTMENT ADVISER:         ING MFS Mid Cap       Long-term growth of   Invests at least 80% of its   Active or frequent trading
Directed Services, Inc.     Growth Portfolio      capital.              assets in common stocks and   risk, convertible securities
                                                                        related securities (such as   risk, debt securities risk,
PORTFOLIO MANAGER:                                                      preferred stocks,             derivatives risk, emerging
Massachusetts Financial                                                 convertible securities and    markets risk, foreign
Services Company                                                        depositary receipts) of       investment risk, growth
                                                                        mid-cap companies (defined    investing risk, high-yield
                                                                        as those companies with       bond risk, manager risk,
                                                                        market capitalization of      market and company risk,
                                                                        $250 million or more but      market capitalization risk,
                                                                        not exceeding the top range   mid-cap company risk, OTC
                                                                        of the Russell Midcap         investment risk, and short
                                                                        Growth Index. The Portfolio   sales risk.
                                                                        may also invest up to 20%
                                                                        of assets in foreign
                                                                        securities and up to 10% of
                                                                        assets in high-yield bonds
                                                                        ("junk bonds"). The
                                                                        Portfolio may also engage
                                                                        in short sales and invest
                                                                        in derivatives.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING MFS Total         Above-average         Invests in a combination of   Active or frequent trading
Directed Services, Inc.     Return Portfolio      income (compared to   equity and fixed-income       risk, allocation risk, call
                                                  a portfolio           securities. At least 40%      risk, convertible securities
PORTFOLIO MANAGER:                                entirely invested     but not more than 75% in      risk, credit risk,
Massachusetts Financial                           in equity             common stock and related      derivatives risk, emerging
Services Company                                  securities)           securities such as            markets risk, foreign
                                                  consistent with the   preferred stock, bonds,       investment risk, high-yield
                                                  prudent employment    warrants or rights            bond risk, income risk,
                                                  of capital. A         convertible into stock and    interest rate risk, liquidity
                                                  secondary objective   depositary receipts. At       risk, manager risk, market
                                                  is the reasonable     least 25% but not more than   and company risk, maturity
                                                  opportunity for       60% in non-convertible        risk, mortgage risk, sector
                                                  growth of capital     fixed-income securities.      risk, undervalued securities
                                                  and income.           Focuses on large market       risk and U.S. government
                                                                        capitalizations ($5 billion   securities risk.
                                                                        or over). Invests in U.S.
                                                                        government securities,
                                                                        mortgage- and asset-backed
                                                                        securities and corporate
                                                                        bonds. May invest up to 20%
                                                                        in foreign securities, up
                                                                        to 20% in lower rated
                                                                        non-convertible fixed-
                                                                        income securities and
                                                                        comparable unrated
                                                                        securities. May invest
                                                                        without limit in zero
                                                                        coupon bonds, loan
                                                                        participations, mortgage
                                                                        pass-through securities and
                                                                        ADRs. May also invest in
                                                                        derivatives.

INVESTMENT ADVISER:         ING OpCap Balanced    Capital growth, and   Invests at least 25% of its   Active or frequent trading
ING Life Insurance and      Value Portfolio       secondarily,          total assets in equity        risk, credit risk, industry
Annuity Company                                   investment income.    securities, including         concentration risk,
                                                                        common stocks and preferred   convertible securities risk,
PORTFOLIO MANAGER:                                                      stocks (typically between     government securities risk,
OpCap Advisors LLC                                                      50% to 75% of its total       interest rate risk, and
                                                                        assets invested in            market and company risk.
                                                                        equities), and at least 25%
                                                                        of total assets in
                                                                        fixed-income senior
                                                                        securities, including
                                                                        bonds, debentures, notes,
                                                                        participation interests in
                                                                        loans, convertibles, and
                                                                        U.S. government securities.

INVESTMENT ADVISER:         ING Oppenheimer       Capital               Invests mainly in companies   Active or frequent trading
ING Life Insurance and      Global Portfolio      appreciation.         in the U.S. and foreign       risk, asset allocation risk,
Annuity Company                                                         countries. Currently          currency risk, emerging
                                                                        emphasizes investments in     growth risk, emerging markets
PORTFOLIO MANAGER:                                                      developed markets. The        risk, foreign markets risk,
Oppenheimer Funds, Inc.                                                 Portfolio does not limit      geographic focus risk, growth
                                                                        its investments in a          stock risk, industry
                                                                        particular capitalization     concentration risk, market
                                                                        range, but currently          and company risk, and small-
                                                                        focuses its investments in    and mid-capitalization
                                                                        mid- and large-cap            company risk.
                                                                        companies. The Portfolio
                                                                        will normally invest in at
                                                                        least three countries (one
                                                                        of which may be the United
                                                                        States).

INVESTMENT ADVISER:         ING Oppenheimer       Long-term growth of   Invests mainly in common      Investment models risk,
Directed Services, Inc.     Main Street           capital and future    stocks of U.S. companies of   manager risk, market and
                            Portfolio(R)          income.               different capitalization      company risk, market
PORTFOLIO MANAGER:                                                      ranges, presently focusing    capitalization risk, mid-cap
Oppenheimer Funds, Inc.                                                 on large-capitalization       company risk, and small
                                                                        issuers. It also can buy      company risk.
                                                                        debt securities, such as
                                                                        bonds and debentures, but
                                                                        does not currently
                                                                        emphasize these investments.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING Oppenheimer       High level of         Invests in debt securities    Active or frequent trading
ING Life Insurance and      Strategic Income      current income        of issuers in three market    risk, credit risk, credit
Annuity Company             Portfolio             principally derived   sectors: foreign              derivatives risk, derivatives
                                                  from interest on      governments and companies;    risk, emerging markets risk,
PORTFOLIO MANAGER:                                debt securities.      U.S. government securities;   foreign markets risk,
OppenheimerFunds, Inc.                                                  and lower-grade high-yield    high-yield bond risk,
                                                                        securities of U.S and         interest rate risk, manager
                                                                        foreign companies. May        risk, mortgage risk, call
                                                                        invest up to 100% of assets   risk, sector risk, U.S.
                                                                        in any one sector at any      government securities risk,
                                                                        time. The Portfolio can       and zero coupon risk.
                                                                        invest in securities having
                                                                        short-, medium-, or
                                                                        long-term maturities and
                                                                        may invest without limit in
                                                                        lower-grade, high-yield
                                                                        debt obligations, also
                                                                        called "junk bonds."
                                                                        Foreign investments can
                                                                        include debt securities of
                                                                        issuers in developed
                                                                        markets as well as emerging
                                                                        markets. Can use hedging
                                                                        instruments and certain
                                                                        derivatives.

INVESTMENT ADVISER:         ING PIMCO Core Bond   Maximum total         Invests at least 80% of       Credit risk, currency risk,
Directed Services, Inc.     Portfolio             return, consistent    assets in debt securities     debt securities risk,
                                                  with preservation     of varying maturities, with   derivatives risk, emerging
PORTFOLIO MANAGER:                                of capital and        a portfolio duration that     markets risk, foreign
Pacific Investment                                prudent investment    normally varies within a      investment risk, high-yield
Management Company LLC                            management.           three to six year time        bond risk, interest rate
                                                                        frame, including up to 10%    risk, leveraging risk,
                                                                        in high-yield debt            liquidity risk, manager risk,
                                                                        securities ("junk bonds");    market and company risk,
                                                                        U.S. government securities;   mortgage risk, portfolio
                                                                        corporate debt securities     turnover risk, securities
                                                                        of U.S. and non-U.S.          lending risk and U.S.
                                                                        issuers and derivatives.      government securities risk.
                                                                        The Portfolio may invest up
                                                                        to 10% of its total assets
                                                                        in securities of issuers
                                                                        based in countries with
                                                                        developing (or "emerging
                                                                        markets") economies.

INVESTMENT ADVISER:         ING PIMCO High        Maximum total         Invests at least 80% of       Credit risk, currency risk,
Directed Services, Inc.     Yield Portfolio       return, consistent    assets in a diversified       debt securities risk,
                                                  with preservation     portfolio of high yield       derivatives risk, emerging
PORTFOLIO MANAGER:                                of capital and        securities ("junk bonds")     markets risk, foreign
Pacific Investment                                prudent investment    rated below investment        investment risk, high yield
Management Company LLC                            management.           grade but rated at least      bond risk, interest rate
                                                                        CCC/Caa by Moody's            risk, leveraging risk,
                                                                        Investors Service, Inc.,      liquidity risk, manager risk,
                                                                        Standard and Poor's Rating    market and company risk,
                                                                        Service, or Fitch, or if      mortgage risk, securities
                                                                        unrated, determined to be     lending risk and U.S.
                                                                        of comparable quality,        government securities risk.
                                                                        subject to a maximum of 5%
                                                                        of total assets in CCC/Caa
                                                                        securities. The remainder
                                                                        of assets may be invested
                                                                        in investment grade fixed-
                                                                        income investments. May
                                                                        also invest up to 20% in
                                                                        non-US dollar-denominated
                                                                        securities without limit in
                                                                        U.S. dollar-denominated
                                                                        foreign securities (up to
                                                                        10% in emerging, or
                                                                        developing markets), and
                                                                        mortgage and asset-backed
                                                                        securities. The average
                                                                        portfolio duration is two-
                                                                        to six-years. May invest in
                                                                        derivatives.

INVESTMENT ADVISER:         ING Pioneer Fund      Reasonable income     Invests in a broad list       Convertible securities risk,
Directed Services, Inc.     Portfolio             and capital growth.   carefully selected            derivatives risk, equity
                                                                        securities believed to be     securities risk, manager
PORTFOLIO MANAGER:                                                      reasonably priced rather      risk, market and company risk
Pioneer Investment                                                      than in securities whose      and value investing risk.
Management, Inc.                                                        price reflects a premium
                                                                        resulting from their
                                                                        current market popularity.
                                                                        Invests the major portion
                                                                        of its assets in equity
                                                                        securities, primarily
                                                                        of U.S. issuers. Equity
                                                                        securities include common
                                                                        stocks, convertible debt
                                                                        and other equity instruments
                                                                        such as depositary receipts,
                                                                        warrants, rights and preferred
                                                                        stock.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING Pioneer Mid Cap   Capital               Invests at least 80% of       Convertible securities risk,
Directed Services, Inc.     Value Portfolio       appreciation.         assets in equity securities   debt securities risk,
                                                                        of mid-size companies         derivatives risk, manager
PORTFOLIO MANAGER:                                                      (companies with market        risk, market capitalization
Pioneer Investment                                                      values within the range of    risk, mid-cap company risk,
Management, Inc.                                                        companies in the Russell      market and company risk, and
                                                                        Midcap Value Index).          value investing risk.
                                                                        Focuses on companies with
                                                                        capitalizations within the
                                                                        $1 billion to $10 billion
                                                                        range. Equity securities in
                                                                        which the Portfolio
                                                                        principally invests include
                                                                        common stocks, preferred
                                                                        stocks, depositary
                                                                        receipts, and convertible
                                                                        debt.

INVESTMENT ADVISER:         ING Salomon           Long-term growth of   Invests at least 80% of       Active or frequent trading
ING Life Insurance and      Brothers Aggressive   capital.              assets in common stocks and   risk, currency risk,
Annuity Company             Growth Portfolio                            related securities, such as   diversification risk,
                                                                        preferred stock,              depositary receipt risk,
PORTFOLIO MANAGER:                                                      convertible securities and    emerging growth risk,
Salomon Brothers Asset                                                  depositary receipts, of       emerging markets risk,
Management Inc.                                                         emerging growth companies.    foreign investment risk,
                                                                        Investments may include       issuer concentration risk,
                                                                        securities listed on a        market and company risk, and
                                                                        securities exchange or        OTC investment risk.
                                                                        traded in the over the
                                                                        counter markets. May invest
                                                                        in foreign securities;
                                                                        (including emerging market
                                                                        securities) and may have
                                                                        exposure to foreign
                                                                        currencies.

INVESTMENT ADVISER:         ING Salomon           Capital               Invests primarily in common   Active or frequent trading
Directed Services, Inc.     Brothers All Cap      appreciation          stocks and common stock       risk, convertible securities
                            Portfolio             through investment    equivalents, such as          risk, derivatives risk,
PORTFOLIO MANAGER:                                in securities         preferred stocks and          diversification risk, manager
Salomon Brothers Asset                            believed to have      convertibles, typically of    risk, market and company
Management Inc                                    above-average         large, well-known             risk, mid-cap company risk,
                                                  capital               companies, but may also       securities lending risk,
                                                  appreciation          invest a significant          small company risk,
                                                  potential.            portion of its assets in      undervalued securities risk,
                                                                        securities of small to        and value investing risk.
                                                                        medium-sized companies.
                                                                        May invest in non-dividend
                                                                        paying common stocks and
                                                                        foreign securities. May
                                                                        invest in cash equivalents,
                                                                        debt securities; and
                                                                        derivatives. May borrow up
                                                                        to 15% of its assets. The
                                                                        Portfolio is non-
                                                                        diversified.

INVESTMENT ADVISER:         ING Salomon           Long-term growth of   Invests in equity             Credit risk, debt securities
Directed Services, Inc.     Brothers Investors    capital. Current      securities of U.S.            risk, growth investing risk,
                            Portfolio             income is a           companies, focusing on        income risk, interest rate
PORTFOLIO MANAGER:                                secondary objective.  established large             risk, manager risk, market
Salomon Brothers Asset                                                  capitalization companies      and company risk, sector
Management Inc.                                                         (over $5 billion in market    risk, securities lending risk
                                                                        capitalizations) with         and value investing risk.
                                                                        growth potential at a
                                                                        reasonable cost. May invest
                                                                        in other equity securities.
                                                                        May invest in income
                                                                        producing securities such
                                                                        as debt securities,
                                                                        including high-yield debt
                                                                        securities ("junk bonds"),
                                                                        and more than 25% of total
                                                                        assets in securities of
                                                                        companies in one or more
                                                                        market sectors.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING T. Rowe Price     Over the long-term,   Invests amongst three asset   Allocation risk, convertible
Directed Services, Inc.     Capital               a high total          classes: equity securities,   securities risk, credit risk,
                            Appreciation          investment return,    debt securities (including    debt securities risk,
PORTFOLIO MANAGER:          Portfolio             consistent with the   up to 15% in high yield or    derivatives risk, foreign
T. Rowe Price Associates,                         preservation of       "junk bonds"), and money      investment risk, high-yield
Inc.                                              capital and with      market instruments. Debt      bond risk, income risk,
                                                  prudent investment    securities and convertible    interest rate risk, manager
                                                  risk.                 bonds may often constitute    risk, market and company
                                                                        a significant portion of      risk, market capitalization
                                                                        the Portfolio's investment    risk, mid-cap company risk,
                                                                        portfolio. May invest up to   securities lending risk,
                                                                        15% in debt securities        special situations risk, and
                                                                        rated below investment        value investing risk.
                                                                        grade. Up to 25% of the
                                                                        Portfolio's net assets may
                                                                        be invested in foreign
                                                                        equity securities. The
                                                                        remaining assets may be
                                                                        invested in other
                                                                        securities, including
                                                                        convertibles, warrants,
                                                                        preferred stock, corporate
                                                                        and government debt,
                                                                        futures and options. May
                                                                        purchase debt securities of
                                                                        any maturity and credit
                                                                        quality.

INVESTMENT ADVISER:         ING T. Rowe Price     Long-term capital     Invests at least 80% of       Active or frequent trading
ING Life Insurance and      Diversified Mid Cap   appreciation.         assets in equity securities   risk, derivatives risk,
Annuity Company             Growth Portfolio                            of companies having a         foreign investment risk,
                                                                        market capitalization         growth stock risk, market and
PORTFOLIO MANAGER:                                                      within the range of           company risk, mid-cap company
T. Rowe Price Associates                                                companies in the Russell      risk, and over-the-counter
Inc.                                                                    MidCap Growth Index or the    ("OTC") investment risk.
                                                                        S&P Mid Cap 400 Index.
                                                                        Focuses on midsize companies
                                                                        whose earnings are expected
                                                                        to grow at a rate faster
                                                                        than the average company.
                                                                        Other securities in which
                                                                        the Portfolio may invest
                                                                        include foreign stocks and
                                                                        futures, and options.

INVESTMENT ADVISER:         ING T. Rowe Price     Substantial           Invests at least 80% of its   Debt securities risk,
Directed Services, Inc.     Equity Income         dividend income as    assets in common stocks,      derivatives risk, foreign
                            Portfolio             well as long-term     with 65% in the common        investment risk, manager
PORTFOLIO MANAGER:                                growth of capital.    stocks of well-established    risk, market and company
T. Rowe Price Associates,                                               companies paying              risk, securities lending
Inc.                                                                    above-average dividends.      risk, undervalued securities
                                                                        May invest in convertible     risk, and value investing
                                                                        securities, warrants,         risk.
                                                                        preferred stocks, foreign
                                                                        securities, debt securities
                                                                        (including high yield debt
                                                                        securities) and futures and
                                                                        options.

INVESTMENT ADVISER:         ING T. Rowe Price     Long-term capital     Invests at least 80% of       Active or frequent trading
ING Life Insurance and      Growth Equity         growth, and           assets in common stocks.      risk, currency risk,
Annuity Company             Portfolio             secondarily,          Concentrates in growth        depositary receipt risk,
                                                  increasing dividend   companies. The Portfolio      derivatives risk, emerging
PORTFOLIO MANAGER:                                income.               may have exposure to          markets risk, foreign
T. Rowe Price Associates,                                               foreign currencies and        investment risk, growth
Inc.                                                                    investment may include        investing risk, and market
                                                                        foreign securities,           and company risk.
                                                                        hybrids, depositary receipt
                                                                        securities and derivatives.

INVESTMENT ADVISER:         ING UBS U.S. Large    Long-term growth of   Invests at least 80% of net   Active and frequent trading,
ING Life Insurance and      Cap Equity Portfolio  capital and future    assets in U.S. large          derivatives risk, market and
Annuity Company                                   income.               capitalization equity         company risk, OTC investment
                                                                        securities (defined as        risk, mid-cap company risk,
PORTFOLIO MANAGER:                                                      those with a market           small company risk, and stock
UBS Global Asset                                                        capitalization range equal    risk.
Management (Americas)                                                   to that of the Russell 1000
Inc.                                                                    Index). Investments may
                                                                        include dividend-paying
                                                                        securities, common stock
                                                                        and preferred stock.
                                                                        In general, the Portfolio
                                                                        emphasizes large
                                                                        capitalization stocks, but
                                                                        also may hold small and
                                                                        intermediate cap stocks.
                                                                        The Portfolio may use
                                                                        options, futures, and other
                                                                        derivatives.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING Van Kampen        Seeks capital         Invests in equity             Active or frequent trading
ING Life Insurance and      Comstock Portfolio    growth and income.    securities of companies of    risk, convertible securities
Annuity Company                                                         any market-capitalization;    risk, currency risk,
                                                                        up to 10% of assets in        derivatives risk, foreign
PORTFOLIO MANAGER:                                                      high-quality short-term       investment risk, interest
Van Kampen (Morgan                                                      debt securities and           rate risk, market and company
Stanley Investment                                                      investment grade corporate    risk, mid-cap company risk,
Management, Inc.)                                                       debt securities; up to 25%    small company risk, and stock
                                                                        of assets in foreign          risk.
                                                                        securities; and
                                                                        derivatives. Equity
                                                                        securities in which the
                                                                        Portfolio may invest
                                                                        includes common and
                                                                        preferred stocks and
                                                                        convertible securities.

INVESTMENT ADVISER:         ING Van Kampen        Total return,         Invests at least 80% of it    Active or frequent trading
ING Life Insurance and      Equity and Income     consisting of         net assets in equity and      risk, asset allocation risk,
Annuity Company             Portfolio             long-term capital     income securities. Invests    call risk, convertible
                                                  appreciation and      primarily in                  securities risk, credit risk,
PORTFOLIO MANAGER: Van                            current income.       income-producing equity       derivatives risk, foreign
Kampen (Morgan Stanley                                                  instruments (including        markets risk, interest rate
Investment Management,                                                  common stock, preferred       risk, market and company
Inc.)                                                                   stock and convertible         risk, mid-cap company risk,
                                                                        securities) and investment    and small company risk.
                                                                        grade quality debt
                                                                        securities. Invests at
                                                                        least 65% in income
                                                                        producing equity securities
                                                                        and up to 25% in foreign
                                                                        securities.

INVESTMENT ADVISER:         ING Van Kampen        Long-term capital     Invests at least 80% of       Growth investing risk,
Directed Services, Inc.     Equity Growth         appreciation.         assets of the Portfolio in    manager risk, market and
                            Portfolio                                   equity securities primarily   company risk, and portfolio
PORTFOLIO MANAGER:                                                      of growth-oriented U.S.       turnover risk.
Van Kampen (Morgan                                                      companies and, to a limited
Stanley Investment                                                      extent, of foreign
Management, Inc.)                                                       companies that are listed
                                                                        on U.S. exchanges or traded
                                                                        in U.S. markets.

INVESTMENT ADVISER:         ING Van Kampen        Long-term capital     Invests primarily in equity   Currency risk, derivatives
Directed Services, Inc.     Global Franchise      appreciation.         securities of companies of    risk, diversification risk,
                            Portfolio                                   any size located throughout   emerging markets risk,
PORTFOLIO MANAGER:                                                      the world, based on a value   foreign investment risk,
Van Kampen (Morgan                                                      investing approach. Invests   manager risk, market and
Stanley Investment                                                      at least 65% in securities    company risk, market
Management, Inc.)                                                       of issuers from at least      capitalization risk, mid-cap
                                                                        three different countries,    company risk, small company
                                                                        which may include the         risk, undervalued securities
                                                                        United States. May invest     risk, and value investing
                                                                        in securities of issuers in   risk.
                                                                        emerging markets and
                                                                        derivatives. The Portfolio
                                                                        is non-diversified.

INVESTMENT ADVISER:         ING Van Kampen        Long-term growth of   Invests primarily in          Convertible securities risk,
Directed Services, Inc.     Growth and Income     capital and income    income-producing equity       debt securities risk,
                            Portfolio                                   securities of issuers of      derivatives risk, foreign
PORTFOLIO MANAGER: Van                                                  any size, but with a focus    investment risk, growth
Kampen (Morgan Stanley                                                  on larger-capitalization      investing risk, manager risk,
Investment Management,                                                  companies, including common   market and company risk,
Inc.)                                                                   stocks and convertibles;      market capitalization risk,
                                                                        although investments are      mid-cap company risk, and
                                                                        also made in investment       small company risk.
                                                                        grade debt securities,
                                                                        foreign securities (up to
                                                                        25%), and derivatives.

INVESTMENT ADVISER:         ING Van Kampen Real   Capital               Invests at least 80% of its   Derivatives risk,
Directed Services, Inc.     Estate Portfolio      appreciation.         assets in equity securities   diversification risk,
                                                  Current income is a   of companies in U.S. real     industry concentration risk,
PORTFOLIO MANAGER: Van                            secondary objective.  estate industry that are      manager risk, market and
Kampen (Morgan Stanley                                                  listed on national            company risk, mortgage risk,
Investment Management,                                                  exchanges or the NASDAQ.      REIT risk, and sector risk.
Inc.)                                                                   The Portfolio is non-
                                                                        diversified. May also invest
                                                                        in debt or convertible
                                                                        securities of companies
                                                                        whose products and services
                                                                        related to the real estate
                                                                        industry, up to 25% in
                                                                        financial institutions which
                                                                        issue or service mortgages,
                                                                        securities of companies
                                                                        which have significant real
                                                                        estate holdings, up to 20%
                                                                        in high yield debt
                                                                        securities and convertible
                                                                        bonds, mortgage- and
                                                                        asset-backed securities and
                                                                        covered options on
                                                                        securities and stock
                                                                        indexes.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING VP Balanced       Maximize investment   Invests in a mixture of       Convertible securities risk,
ING Investments, LLC        Portfolio             return with           equity securities such as     derivatives risk, foreign
                                                  reasonable safety     common and preferred stock,   investment risk, high yield
PORTFOLIO MANAGER:                                of principal.         debt such as bonds,           debt securities risk,
ING Investment Management                                               mortgage-related and other    interest rate risk, mortgage
Co.                                                                     asset-backed securities,      risk, price volatility risk
                                                                        U.S. government securities    and U.S. government
                                                                        and money market              securities risk.
                                                                        instruments. Typically
                                                                        maintains 60% in equities
                                                                        and 40% in debt. May also
                                                                        invest in convertible
                                                                        securities, foreign debt
                                                                        securities and derivatives.

INVESTMENT ADVISER:         ING VP Growth and     Maximize total        Invests at least 65% of       Convertible securities risk,
ING Investments, LLC        Income Portfolio      return.               assets in equity securities   derivatives risk, foreign
                                                                        of large U.S. companies       investment risk, market
PORTFOLIO MANAGER:                                                      believed to have              trends risk, price volatility
ING Investment Management                                               above-average growth          risk, portfolio turnover risk
Co.                                                                     potential. Strategically      and securities lending risk.
                                                                        invests in mid-sized
                                                                        companies and up to 25% in
                                                                        foreign issuers. May invest
                                                                        in derivatives.

INVESTMENT ADVISER:         ING VP Growth         Growth of capital.    Invests primarily in equity   Convertible securities risk,
ING Investments, LLC        Portfolio                                   securities of large U.S.      derivatives risk, foreign
                                                                        companies believed to have    investment risk, growth
PORTFOLIO MANAGER:                                                      growth potential, although    investing risk, portfolio
ING Investment Management                                               it may invest in companies    turnover risk, price
Co.                                                                     of any size. The Portfolio    volatility risk, and
                                                                        may also invest in            securities lending risk.
                                                                        derivatives and foreign
                                                                        securities.

INVESTMENT ADVISER:         ING VP High Yield     High level of         Invests at least 80% of its   Credit risk, derivatives
ING Investments, LLC        Bond Portfolio        current income and    assets in a portfolio of      risk, foreign investment
                                                  total return.         high-yield bonds ("junk       risk, high yield bond risk,
PORTFOLIO MANAGER:                                                      bonds"). May also invest in   illiquid securities risk,
ING Investment Management                                               investment grade debt         interest rate risk, portfolio
Co.                                                                     securities, common stocks     turnover risk, price
                                                                        and preferred stocks, U.S.    volatility risk, and
                                                                        government securities, and    securities lending risk.
                                                                        money market instruments.

INVESTMENT ADVISER:         ING VP Index Plus     Outperform the        Invests at least 80% of       Derivatives risk, manager
ING Investments, LLC        LargeCap Portfolio    total return          assets in equity securities   risk, price volatility risk
                                                  performance of the    included in the S&P 500       and securities lending risk.
PORTFOLIO MANAGER:                                Standard & Poor's     Index. May also invest in
ING Investment Management                         500 Composite Stock   derivatives and other
Co.                                               Price Index ("S&P     investment companies.
                                                  500 Index").

INVESTMENT ADVISER:         ING VP Index Plus     Outperform the        Invests at least 80% of       Derivatives risk, manager
ING Investments, LLC        MidCap Portfolio      total return          assets in equity securities   risk, mid-cap companies risk,
                                                  performance of the    included in the S&P 400       price volatility risk and
PORTFOLIO MANAGER:                                Standard & Poor's     Index. May invest in          securities lending risk.
ING Investment Management                         MidCap 400 Index      derivatives.
Co.                                               ("S&P 400 Index").

INVESTMENT ADVISER:         ING VP Index Plus     Outperform the        Invests at least 80% of       Derivatives risk, manager
ING Investments, LLC        SmallCap Portfolio    total return          assets in stocks included     risk, price volatility risk,
                                                  performance of the    in the S&P 600 Index. May     securities lending risk and
PORTFOLIO MANAGER:                                Standard & Poor's     invest in derivatives.        small companies risk.
ING Investment Management                         SmallCap 600 Index
Co.                                               ("S&P 600 Index"),
                                                  while maintaining a
                                                  market level of
                                                  risk.

INVESTMENT ADVISER:         ING VP Intermediate   Maximize total        Invests at least 80% of its   Credit risk, debt securities
ING Investments, LLC        Bond Portfolio        return consistent     assets in a portfolio of      risk, derivatives risk,
                                                  with reasonable       bonds including government,   extension risk, foreign
PORTFOLIO MANAGER:                                risk.                 corporate, and mortgage       investment risk, high yield
ING Investment Management                                               bonds. May also invest in     bond risk, interest rate
Co.                                                                     high-yield bonds ("junk       risk, mortgage risk,
                                                                        bonds") but will seek to      prepayment risk, price
                                                                        maintain a minimum average    volatility risk, portfolio
                                                                        quality rating of             turnover risk, securities
                                                                        investment grade. May also    lending risk and U.S.
                                                                        invest in preferred stocks,   government securities risk.
                                                                        high quality money market
                                                                        instruments, municipal
                                                                        bonds, debt securities of
                                                                        foreign issuers, mortgage-
                                                                        and asset-backed
                                                                        securities, options and
                                                                        future contracts involving
                                                                        securities, security
                                                                        indices and interest rates.
                                                                        May engage in dollar role
                                                                        transactions and swap
                                                                        agreements.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                 MAIN RISKS
-------------------------   --------------------  --------------------  ---------------------------   ------------------------------
INVESTMENT ADVISER:         ING VP                Seeks long-term       Invests at least 80% of its   Convertible securities risk,
ING Investments, LLC        International         capital growth.       assets in equity              derivatives risk, foreign
                            Equity Portfolio                            securities. At least 65% of   investment risk, market
PORTFOLIO MANAGER:                                                      the Portfolio's assets will   trends risk, portfolio
ING Investment Management                                               normally be invested in       turnover risk, price
Co.                                                                     securities of companies of    volatility risk and
                                                                        any size principally traded   securities lending risk.
                                                                        in three or more countries
                                                                        outside of the U.S. These
                                                                        securities include common
                                                                        stocks and convertibles.
                                                                        May invest in derivative
                                                                        instruments.

INVESTMENT ADVISER:         ING VP MidCap         Long-term capital     Invests at least 80% of its   Market trends risk, mid-cap
ING Investments, LLC        Opportunities         appreciation.         assets in equity securities   company risk, portfolio
                            Portfolio                                   of medium-sized U.S.          turnover risk, price
PORTFOLIO MANAGER:                                                      companies (defined as those   volatility risk and
ING Investment Management                                               whose market capitalizations  securities lending risk.
Co.                                                                     fall within the range of
                                                                        companies in the Russell
                                                                        MidCap Growth Index)
                                                                        believed to have growth
                                                                        potential.

INVESTMENT ADVISER:         ING VP Real Estate    Total return.         Invests at least 80% of its   Illiquid securities risk,
ING Investments, LLC        Portfolio                                   assets in common and          industry risk, initial public
                                                                        preferred stocks of U.S.      offerings risk, manager risk,
PORTFOLIO MANAGER:                                                      real estate investment        market trends risk,
ING Clarion Real Estate                                                 trusts ("REITs") and real     non-diversification risk,
Securities L.P.                                                         estate companies of any       price volatility risk, real
                                                                        market capitalization. Will   estate risk, securities
                                                                        generally not invest in       lending risk.
                                                                        companies with market
                                                                        capitalizations of less
                                                                        than $1 million. May invest
                                                                        in initial public offerings.

INVESTMENT ADVISER:         ING VP Small          Growth of capital.    Invests in at least 80% of    Derivatives risk, foreign
ING Investments, LLC        Company Portfolio                           assets in equity securities   investment risk, market
                                                                        of small-sized U.S.           trends risk, price volatility
PORTFOLIO MANAGER:                                                      companies (defined as those   risk, securities lending risk
ING Investment Management                                               included in the S&P           and small company risk.
Co.                                                                     SmallCap 600 Index or
                                                                        Russell 2000 Index) believed
                                                                        to have growth potential.
                                                                        May also invest in
                                                                        derivatives and, to a
                                                                        limited extent, foreign
                                                                        securities.

INVESTMENT ADVISER:         ING VP SmallCap       Long-term capital     Invests at least 80% of its   Market trends risk, portfolio
ING Investments, LLC        Opportunities         appreciation.         assets in equity securities   turnover risk, price
                            Portfolio                                   of smaller, lesser-known      volatility risk, securities
PORTFOLIO MANAGER:                                                      U.S. companies (defined as    lending risk and small
ING Investment Management                                               those with market             company risk.
Co.                                                                     capitalizations that fall
                                                                        within the range of
                                                                        companies in the Russell
                                                                        2000 Growth Index) believed
                                                                        to have growth potential.

INVESTMENT ADVISER:         ING VP Value          Growth of capital.    Invests at least 65% of its   Foreign investment risk,
ING Investments, LLC        Opportunity                                 total assets in common        price volatility risk,
                            Portfolio                                   stocks. The Portfolio may     securities lending risk and
PORTFOLIO MANAGER:                                                      invest in companies of any    value investing risk.
ING Investment Management                                               size although it tends to
Co.                                                                     invest in companies with a
                                                                        market capitalization
                                                                        greater than $1 billion. May
                                                                        also invest the remaining
                                                                        35% in other types of
                                                                        securities including foreign
                                                                        securities and securities of
                                                                        smaller companies.

--------------------------------------------------------------------------------
                            MORE INFORMATION ON RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the LifeStyle
Portfolios:

ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the LifeStyle Portfolios. Furthermore, ING Investments' allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY


The performance of the LifeStyle Portfolios depends on the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.


TEMPORARY DEFENSIVE POSITIONS

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when ING Investments or an investment adviser believes that adverse market, economic, political or other conditions may affect a Portfolio or Underlying Fund, respectively. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value.

CONFLICT OF INTEREST


In making decisions on the allocation of the assets of the LifeStyle Portfolios among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment manager to the LifeStyle Portfolios, and it or an affiliate serves as investment manager to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING Investments, while others do not. ING Investments subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Fund or to ING Investments or an affiliate. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a LifeStyle Portfolio.


ING Investments has informed the Trust's Board that its investment process may be influenced by an independent consulting firm, and that it has developed an investment process using an allocation committee to make sure that the LifeStyle Portfolios are managed in the best interest of shareholders of the LifeStyle Portfolios. Nonetheless, investors bear the risk that ING Investments' allocation decisions may be affected by its conflicts of interest.

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:


ACTIVE OR FREQUENT TRADING RISK. An Underlying Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may generate expenses and

--------------------------------------------------------------------------------
                     MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

could detract from the Underlying Fund's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


ALLOCATION RISK. An Underlying Fund will allocate its investments between equity and fixed-income securities, and among various segments of the equity and fixed-income markets, based upon judgments made by a portfolio manager. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


BORROWING AND LEVERAGE RISK. An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund's return.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.


CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. The Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. The price of a security an Underlying Fund holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.

CURRENCY RISK. Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.


DEFENSIVE INVESTING RISK. Certain Underlying Funds may invest a substantial portion of their assets in money market instruments, repurchase agreements and U.S. government debt, including when it is is investing for temporary defensive purposes, which could reduce the underlying returns.

DEPOSITARY RECEIPT RISK. An Underlying Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

--------------------------------------------------------------------------------
                     MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------


DERIVATIVES RISK. An Underylying Fund may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. Each Portfolio may invest in Underlying Funds that are considered "non-diversified." An Underlying Fund subject to diversification risk may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"). This means that the Underlying Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund. The investment of a large percentage of an Underlying Fund's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Underlying Fund's share price to fluctuate more than that of a diversified company.

EMERGING GROWTH RISK. An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Portfolio's net asset value and the value of your investment.

EMERGING MARKETS RISK. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.


EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

--------------------------------------------------------------------------------
                     MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------


FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipt ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.


GEOGRAPHIC FOCUS RISK. Concentrating investments in a limited number of countries, may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.


GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


GROWTH STOCK RISK. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. The possibility that an Underlying Fund's dividends will decline as a result of falling overall interest rates. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.


INDUSTRY CONCENTRATION RISK: An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

INFLATION RISK. Inflation may result in higher prices for goods and services and thus erode the value of an Underlying Fund's investment returns.

INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

--------------------------------------------------------------------------------
                     MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT BY FUNDS OF FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including the LifeStyle Portfolios. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by the LifeStyle Portfolios and will attempt to minimize any adverse effects on the Underlying Funds and the LifeStyle Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 or under the terms of an exemptive order granted by the SEC.


INVESTMENT MODELS RISK. The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other portfolios that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

ISSUER CONCENTRATION RISK. Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.


LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, borrowing for investment purposes, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives also may create leveraging risk. To mitigate leveraging risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


MANAGER RISK. An Underlying Fund's Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve an Underlying Fund's objective, and an Underlying Fund's investment adviser could do a poor job in executing an investment strategy. An Underlying Fund's investment adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

MARKET AND COMPANY RISK. The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even

--------------------------------------------------------------------------------
                     MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------


extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund's fixed-income investments will affect the volatility of the Underlying Fund's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, an Underlying Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.

--------------------------------------------------------------------------------
                     MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.


PORTFOLIO TURNOVER RISK. Changes to the investment of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REAL ESTATE INVESTMENT TRUST ("REIT") RISK. Investment in REITs exposes an Underlying Fund to the risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

RESTRICTED AND ILLIQUID SECURITIES RISK. If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the portfolio manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

SECTOR RISK. An Underlying Fund may, at times, invest significant assets in securities of issuers in one or more sector of the economy or stock market, such as technology. To the extent an Underlying Fund's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Underlying Fund than it would on an Underlying Fund that has securities representing a broader range of investments.

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

SECURITIES LENDING RISK. An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When the Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

SHORT SALES RISK. Certain Underlying Funds may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. An Underlying Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or loses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.


SOVEREIGN DEBT RISK. Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


SPECIAL SITUATIONS RISK. Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated result.


STOCK RISK. Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. Equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

in management and the potential for takeovers and acquisitions. The investment adviser to an Underlying Fund invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

U.S GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


VALUE INVESTING RISK. Certain Underlying Funds invest in "value" stocks. An investment adviser to an Underlying Fund may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the portfolio manager believes are their full values. A particular risk of an Underlying Fund's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund's relative performance may suffer.

ZERO-COUPON RISK. Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.


--------------------------------------------------------------------------------
                     MANAGEMENT AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

MANAGEMENT OF THE LIFESTYLE PORTFOLIOS


INVESTMENT ADVISER. ING Investments serves as the investment adviser for each of the Portfolios.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management, with locations in more than 65 countries and more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. As of December 31, 2004, ING Investments managed over $37.3 billion in assets. ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the LifeStyle Portfolios' Statement of Additional Information.

ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more LifeStyle Portfolios. For its investment management services provided to each Portfolio, ING Investments will receive a management fee equal to 0.14% of each Portfolio's average daily net assets.

--------------------------------------------------------------------------------
               MANAGEMENT AND OTHER SERVICE PROVIDERS (CONTINUED)
--------------------------------------------------------------------------------

ASSET ALLOCATION COMMITTEE. An Asset Allocation Committee at ING Investments reviews the allocation of Portfolio assets. The Committee considers the quarterly and annual recommendations of Ibbotson Associates, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.


The members of the Asset Allocation Committee are: Marc Boisvert, William A. Evans, Shaun P. Mathews, Jeffery Stout, Laurie M. Tillinghast and Stan Vyner.

The Statement of Additional Information provides additional information about each Asset Allocation Committee member's compensation, other funds managed by each Asset Allocation Committee member and each Asset Allocation Committee member's ownership of securities in the LifeStyle Portfolios.


INFORMATION ABOUT IBBOTSON ASSOCIATES. Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

PORTFOLIO DISTRIBUTION

Directed Services, Inc. ("DSI") is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the LifeStyle Portfolios' Rule 12b-1 Distribution Plan, the Portfolios' investment adviser or distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The LifeStyle Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the LifeStyle Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these LifeStyle Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The investment adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the LifeStyle Portfolios. Additionally, if a LifeStyle Portfolio is not sub-advised or

--------------------------------------------------------------------------------
               MANAGEMENT AND OTHER SERVICE PROVIDERS (CONTINUED)
--------------------------------------------------------------------------------

is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time. The insurance companies through which investors hold shares of the LifeStyle Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the LifeStyle Portfolios, the investment adviser, or the distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


ADMINISTRATOR

ING Funds Services, LLC ("ING Funds Services"), an affiliate of ING Investments, will provide the LifeStyle Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.

--------------------------------------------------------------------------------
                            INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

The Portfolios are available to serve as investment options under Variable Contracts issued by insurance companies that may or may not be part of the ING Groep N.V. group of companies. You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract or life insurance policy.

The insurance company that issued your Variable Contract is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult the accompanying variable contract prospectus for additional information about how this works.


CLASSES OF SHARES

The LifeStyle Portfolios are classified into Service 1 and Service 2 Class shares. Only Service 1 Class shares are offered through this Prospectus.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS


The LifeStyle Portfolios are available to serve as investment options offered through variable annuity contracts, variable life insurance policies and as an investment option to Qualified Plans. The LifeStyle Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies and Qualified Plans, for which the LifeStyle Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the LifeStyle Portfolios might be required to redeem the investment of one or more of its separate accounts from the LifeStyle Portfolios or

--------------------------------------------------------------------------------
                      INFORMATION FOR INVESTORS (CONTINUED)
--------------------------------------------------------------------------------

a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

The LifeStyle Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the LifeStyle Portfolios are primarily sold through omnibus accountarrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The LifeStyle Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a LifeStyle Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The LifeStyle Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The LifeStyle Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of INGInvestments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.


The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by a Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the LifeStyle Portfolios that are followed by the financial intermediaries that use the LifeStyle Portfolios and the monitoring by the LifeStyle Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the LifeStyle Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the LifeStyle Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the LifeStyle Portfolios' polices and procedures with respect to the disclosure of the LifeStyle Portfolios' portfolio securities is available in the Statement of Additional Information. The LifeStyle Portfolios' post their complete portfolio holdings schedule on their website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month

--------------------------------------------------------------------------------
                      INFORMATION FOR INVESTORS (CONTINUED)
--------------------------------------------------------------------------------

preceding the quarter-end (E.G., the LifeStyle Portfolios will post the quarter ending June 30 holdings on August 1). The LifeStyle Portfolios' complete portfolio holdings schedule will, at a minimum, remain available on the LifeStyle Portfolios' website until the LifeStyle Portfolios file a Form N-CSR or Form N-Q with the SECfor the period that includes the date as of which the website information is current. The LifeStyle Portfolios' website is located at www.ingfunds.com.

NET ASSET VALUE


The net asset value ("NAV") per share for each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The LifeStyle Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for each Portfolio is calculated by taking the value of a Portfolio's assets, subtracting that Portfolio's liabilities, and dividing by the number of shares that are outstanding. Please note that foreign securities may trade in their primary markets on weekends or other days when the LifeStyle Portfolios or Underlying Funds do not price their shares. Therefore, the value of a Portfolio's investments (if an Underlying Fund holds foreign securities) may change on days when an investor will not be able to reallocate between investment options.

The NAVs of the LifeStyle Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem an Underlying Fund's shares.


When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


   - Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended;

   - Fixed-income securities that have gone into default and for which there is no current market value quotations; and

   -  Securities that are restricted as to transfer or resale.


Each Portfolio Manager to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determine its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When an insurance company or Qualified Plan is buying shares of the LifeStyle Portfolios, it will pay the NAVthat is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAVthat is next calculated after the order from the insurance company's variable contract holder or Qualifed Plan participant is received in proper form. When the LifeStyle Portfolios purchase shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

ADDITIONAL INFORMATION ABOUT THE LIFESTYLE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

TAXES AND DISTRIBUTIONS

Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares at least annually. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash.

Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the LifeStyle Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify it investments either directly and/or through the Underlying Funds' investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarily, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the LifeStyle Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.

ING LIFESTYLE PORTFOLIOS


                                                                                           ING                            ING
                                                                           ING          LIFESTYLE         ING           LIFESTYLE
                                                                        LIFESTYLE       MODERATE       LIFESTYLE       AGGRESSIVE
                                                                        MODERATE         GROWTH         GROWTH           GROWTH
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                     --------------  --------------  --------------  --------------
                                                                     MAY 3, 2004(1)  MAY 3, 2004(1)  MAY 3, 2004(1)  MAY 3, 2004(1)
                                                                           TO              TO              TO              TO
                                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                          2004            2004            2004            2004
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $      10.04           10.02           10.07           10.06
 Income (loss) from investment operations:
 Net investment income (loss)                                      $       0.17            0.14            0.08            0.02
 Net realized and unrealized gain on investments                   $       0.72            0.91            1.10            1.29
 Total from investment operations                                  $       0.89            1.05            1.18            1.31
 Net asset value, end of period                                    $      10.93           11.07           11.25           11.37
 TOTAL RETURN(2)                                                   %       8.86           10.48           11.72           13.02
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $    210,753         452,111         472,708         213,366
 Ratios to average net assets:
 Net expense after expense reimbursement(3)(4)(5)                  %       0.14            0.14            0.14            0.14
 Gross expenses prior to expense reimbursement(4)(5)               %       0.19            0.19            0.19            0.19
 Net investment income (loss) after expense reimbursement(3)(4)    %       5.82            4.63            2.67            0.62
 Portfolio turnover rate                                           %         34              35              30              23



(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribtuions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser, ING Investments, LLC has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years.
(5) Expense ratios do not include expenses of Underlying Funds.

WHERE TO GO TO OBTAIN
MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the LifeStyle Portfolios, please write to the Trust at 7337
E. Doubletree Ranch Road Scottsdale, Arizona, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING LOGO]

                                                          SEC File No. 811-05629

04/29/05

ING INVESTORS TRUST

PROSPECTUS

APRIL 29, 2005
SERVICE 2 CLASS


This Prospectus is designed to help you make informed decisions about investments in the ING LifeStyle Portfolios listed below (each a "Portfolio" and collectively, the "LifeStyle Portfolios"), which first began offering shares on May 3, 2004. Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

                                     ING LIFESTYLE MODERATE PORTFOLIO
                                     ING LIFESTYLE MODERATE GROWTH PORTFOLIO
                                     ING LIFESTYLE GROWTH PORTFOLIO
                                     ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO


NOT ALL LIFESTYLE PORTFOLIOS MAY BE
AVAILABLE IN ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE 2 CLASS SHARES OF THE LIFESTYLE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE LIFESTYLE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


YOU SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT BEFORE INVESTING OR SENDING ANY MONEY. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. YOU SHOULD READ THE COMPLETE DESCRIPTION OF THE LIFESTYLE PORTFOLIOS IN THIS PROSPECTUS AND BE AWARE THAT ANY TIME YOU INVEST, THERE IS A RISK OF LOSS OF MONEY.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                                   PAGE
INTRODUCTION

   General Information about ING Investors Trust                                                      2
   An Introduction to the Lifestyle Portfolios                                                        2
   An Introduction to the Asset Allocation Process                                                    2

DESCRIPTION OF THE PORTFOLIOS

   Portfolios at a Glance                                                                             4
   ING LifeStyle Moderate Portfolio                                                                   5
   ING LifeStyle Moderate Growth Portfolio                                                            6
   ING LifeStyle Growth Portfolio                                                                     7
   ING LifeStyle Aggressive Growth Portfolio                                                          8

PORTFOLIO FEES AND EXPENSES

   Shareholder Transaction Expenses                                                                   9
   Examples                                                                                          12

MORE INFORMATION ON INVESTMENT STRATEGIES

   Definitions of Certain Investment Terms
   More on the Asset Allocation Process                                                              13
   Investment Objectives, Main Investments and Risks of the Underlying Funds                         13

DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS         14

MORE INFORMATION ON RISKS

   Asset Allocation is no Guarantee Against Loss                                                     28
   Performance of the Underlying Funds Will Vary                                                     28
   Temporary Defensive Positions                                                                     28
   Conflict of Interest                                                                              28
   Risk Associated with an Investment in the Underlying Funds                                        28

MANAGEMENT AND OTHER SERVICE PROVIDERS

   Management of the LifeStyle Portfolios                                                            36
   Asset Allocation Committee                                                                        36
   Information about Ibbotson Associates                                                             36
   Portfolio Distribution                                                                            37
   Administrator                                                                                     37

INFORMATION FOR INVESTORS                                                                            37

   About Your Investment                                                                             37
   Classes of Shares                                                                                 37
     Rule 12b-1 Distribution Fees                                                                    37
     Service Fees                                                                                    38
   How We Compensate Entities Offering Our Portfolios as Investment Options in Their
     Insurance Products                                                                              38
   Interests of the Holders of Variable Insurance Contracts and Policies and Qualified
     Retirement Plans                                                                                39
   Frequent Trading - Market Timing                                                                  39
   Portfolio Holdings Disclosure Policy                                                              40
   Net Asset Value                                                                                   40
   Additional Information About the LifeStyle Portfolios                                             41
   Taxes and Distributions                                                                           41
   Reports to Shareholders                                                                           42
   Custodian
   Legal Counsel
   Independent Registered Public Accounting Firm
   Financial Highlights                                                                              42

WHERE TO GO TO OBTAIN MORE INFORMATION                                                             back

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT ING INVESTORS TRUST

Each Portfolio is a series of ING Investors Trust (the "Trust"). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this Prospectus.

AN INTRODUCTION TO THE LIFESTYLE PORTFOLIOS


The LifeStyle Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The LifeStyle Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies - Investment Objectives, Main Investments and Risks of the Underlying Funds" on page 13 of this Prospectus.


Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio, except for the ING Lifestyle Aggressive Growth Portfolio, may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. The ING Lifestyle Aggressive Growth Portfolio does not invest in fixed-income funds. You should evaluate the LifeStyle Portfolios in the context of your personal financial situation, investment objectives and other investments.

Shares of the LifeStyle Portfolios may be offered to segregated asset accounts of insurance companies as investment options under a variable annuity contract and a variable life insurance policy ("Variable Contracts").

This Prospectus explains the investment objective, strategy and risks of each of the LifeStyle Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

ING Investments, LLC ("ING Investments") is the investment adviser of each Portfolio. ING Investments is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

ING Investments uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described in two stages:

     1. In the first stage, the mix of asset classes, I.E. stocks and fixed-income securities of various types, that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio, is estimated. These estimates are made with reference to an investment model that incorporates historical returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mixes of asset classes arrived at for the LifeStyle Portfolios is called the Asset Allocation Model.

     2. In the second stage, the historical returns of each Underlying Fund are examined to estimate the mix of asset classes that best fits the pattern of those returns, the closeness of the fit and any incremental Underlying Fund returns over those which this mix would have achieved based on standard asset class benchmarks. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model and incremental return. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and incremental return is estimated. Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Underlying Fund. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations.

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

The LifeStyle Portfolios will invest new assets and reinvested dividends based on the target allocations. Rebalancing will take place at least monthly. These allocations, however, are targets and each Portfolio's allocations could change substantially as the Underlying Funds' asset values change due to market movements and portfolio management decisions. Quarterly, each Portfolio's target allocation strategy will be re-evaluated, and each Portfolio will be rebalanced to reflect changes. Purchases, redemptions and reinvested income will be allocated in accordance with these targets. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.

ING Investments has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analyses and other related work. ING Investments retains sole authority over the allocation of each Portfolio's assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments has accordingly established an Asset Allocation Committee to review Ibbotson Associates' analyses and determine the asset allocation for each Portfolio.

A Portfolio's stated investment objective may be changed by Trust's Board of Trustees ("Board") without the approval of shareholders. ING Investments may change a Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

PORTFOLIOS AT A GLANCE

The following table summarizes the investment objective, main investments, asset allocation targets, underlying fund allocation targets, and main risks of each Portfolio, and is intended to help you make comparisons among the LifeStyle Portfolios. As with all mutual funds, there can be no assurance that the LifeStyle Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 5.


                                                        ING LIFESTYLE                                         ING LIFESTYLE
                            ING LIFESTYLE              MODERATE GROWTH             ING LIFESTYLE           AGGRESSIVE GROWTH
                          MODERATE PORTFOLIO              PORTFOLIO               GROWTH PORTFOLIO              PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER    ING Investments, LLC          ING Investments, LLC         ING Investments, LLC    ING Investments, LLC

INVESTMENT PROFILE    Your focus is on keeping      You want the opportunity     You seek an investment  You are an aggressive
                      pace with inflation. Income   for long-term moderate       geared for growth and   investor and are
                      and capital appreciation      growth.                      can tolerate short-     willing to accept above
                      desired.                                                   term market-swings.     average risk.

  SHORTER INVESTMENT HORIZON   < ------------------------------------------------------------- > LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE  Growth of capital and         Growth of capital and alow   Growth of capital and   Growth of capital.
                      current income.               to moderate level of         some current income.
                                                     current income.

MAIN INVESTMENTS      A combination of Underlying   A combination of Underlying  A combination of        A combination of Underlying
                      Funds according to a fixed    Funds according to a fixed   Underlying Funds        Funds according to a fixed
                      formula that over time        formula that over time       according to a fixed    formula that over time
                      should reflect an allocation  should reflect an            formula that over time  should reflect an
                      of approximately 50% in       allocation of approximately  should reflect an       allocation of approximately
                      equity securities and 50% in  65% in equity securities     allocation of           100% in equity securities.
                      fixed income securities.      and 35% in fixed income      approximately 80% in
                                                    securities.                  equity securities and
                                                                                 20% in fixed income
                                                                                 securities.



                                                        ING LIFESTYLE                                             ING LIFESTYLE
                         ING LIFESTYLE                 MODERATE GROWTH             ING LIFESTYLE                AGGRESSIVE GROWTH
                       MODERATE PORTFOLIO                 PORTFOLIO               GROWTH PORTFOLIO                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
UNDERLYING ASSET      U.S. Large                    U.S. Large-                  U.S. Large-             U.S. Large-
ALLOCATION            Capitalization                Capitalization               Capitalization          Capitalization
TARGETS (AS OF        Stocks Growth             8%  Stocks Growth           11%  Stocks Growth      12%  Stocks Growth         16%
APRIL 29, 2005)(1)    U.S. Large                    U.S. Large-                  U.S. Large-             U.S. Large-
                      Capitalization                Capitalization               Capitalization          Capitalization
                      Stocks Value             14%  Stocks Value            15%  Stocks Value       16%  Stocks Value          22%
                      U.S. Mid                      U.S. Mid-                    U.S. Mid-               U.S. Mid-
                      Capitalization                Capitalization               Capitalization          Capitalization
                      Stocks                    5%  Stocks                   6%  Stocks             11%  Stocks                11%
                      U.S. Small                    U.S. Small-                  U.S. Small-             U.S. Small-
                      Capitalization                Capitalization               Capitalization          Capitalization
                      Stocks                    4%  Stocks                   6%  Stocks             10%  Stocks                11%
                      non-U.S.                      non-U.S.                     non-U.S.                non-U.S.
                      International                 International                International           International
                      Stocks                   14%  Stock                   18%  Stocks             20%  Stocks                27%
                      Emerging Markets              Emerging Markets             Emerging Markets        Emerging Markets
                      Stocks                    0%  Stocks                   2%  Stocks              3%  Stocks                 4%
                      Real Estate Stocks            Real Estate Stocks           Real Estate Stocks      Real Estate Stocks
                      (REITs)                   5%  (REITs)                  7%  (REITs)             8%  (REITs)                9%
                      High Yield Bonds          5%  High Yield Bonds         5%  High Yield Bonds    4%  High Yield Bonds       0%
                      Bonds                    35%  Bonds                   30%  Bonds              16%  Bonds                  0%
                      Cash                     10%  Cash                     0%  Cash                0%  Cash                   0%

   LOWER RISK              < ------------------------------------------------------------ >    HIGHER RISK

MAIN RISKS          Credit Risk, Derivatives Risk, Credit Risk, Derivatives   Credit Risk, Derivatives   Credit Risk, Derivatives
THE LIFESTYLE       Foreign Investment Risk,       Risk, Foreign Investment   Risk, Foreign Investment   Risk, Foreign Investment
PORTFOLIOS ARE      Inflation Risk, Mortgage Risk, Risk, Inflation Risk,      Risk, Inflation Risk,      Risk, Interest Rate Risk,
EXPOSED TO THE SAME Price Volatility Risk, and     Interest Rate Risk,        Interest Rate Risk,        Investment Risk, Mortgage
RISKS AS THE        Real Estate Investment Trust   Mortgage Risk, Price       Mortgage Risk, Price       Risk, Price Volatility and
UNDERLYING FUNDS IN Risk.                          Volatility Risk, and Real  Volatility Risk, and Real  Real Estate Investment
DIRECT PROPORTION                                  Estate Investment Trust    Estate Investment Trust    Trust Risk.
TO THE ALLOCATION                                  Risk.                      Risk.
OF ASSETS AMONG
UNDERLYING FUNDS.
AN INVESTOR MAY
LOSE MONEY IN
EACH PORTFOLIO.


(1) Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE MODERATE PORTFOLIO

OBJECTIVE

Growth of capital and current income.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                  U.S. Large Capitalization Stocks Growth              8%

                  U.S. Large Capitalization Stocks Value              14%

                  U.S. Mid Capitalization Stocks                       5%

                  U.S. Small Capitalization Stocks                     4%

              non-U.S. International Stocks                           14%

                       Emerging Markets Stocks                         0%

                       Real Estate Stocks (REITs)                      5%

                       High Yield Bonds                                5%

                       Bonds                                          35%

                       Cash                                           10%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Inflation Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 2 Class shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE MODERATE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital and a low to moderate level of current income.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                   U.S. Large-Capitalization Stocks Growth            11%

                   U.s. Large-Capitalization Stocks Value             15%

                   U.S. Mid-Capitalization Stocks                      6%

                   U.S. Small-Capitalization Stocks                    6%

               non-U.S. International Stock                           18%

                       Emerging Markets Stocks                         2%

                       Real Estate Stocks (REITs)                      7%

                       High Yield Bonds                                5%

                       Bonds                                          30%

                       Cash                                            0%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Inflation Risk, Interest Rate Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 2 Class shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital and some current income.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                  U.S. Large-Capitalization Stocks Growth             12%

                  U.S. Large-Capitalization Stocks Value              16%

                  U.S. Mid-Capitalization Stocks                      11%

                  U.S. Small-Capitalization Stocks                    10%

              non-U.S. International Stocks                           20%

                       Emerging Markets Stocks                         3%

                       Real Estate Stocks (REITs)                      8%

                       High Yield Bonds                                4%

                       Bonds                                          16%

                       Cash                                            0%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Inflation Risk, Interest Rate Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 2 Class shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------


                                                              INVESTMENT ADVISER

                                                            ING Investments, LLC

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital.

INVESTMENT STRATEGY


The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.



                  U.S. Large-Capitalization Stocks Growth             16%

                  U.S. Large-Capitalization Stocks Value              22%

                  U.S. Mid-Capitalization Stocks                      11%

                  U.S. Small-Capitalization Stocks                    11%

              non-U.S. International Stocks                           27%

                       Emerging Markets Stocks                         4%

                       Real Estate Stocks (REITs)                      9%

                       High Yield Bonds                                0%

                       Bonds                                           0%

                       Cash                                            0%


RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.


The Portfolio may be affected by the following risks, among others: Credit Risk, Derivatives Risk, Foreign Investment Risk, Mortgage Risk, Price Volatility Risk and Real Estate Investment Trust Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 28 and "Risks Associated with an Investment in the Underlying Funds" on page 28 in this Prospectus.


HOW THE PORTFOLIO HAS PERFORMED


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio's Service 2 Class shares did not have a complete year of operations as of December 31, 2004, annual performance information is not provided.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The information that follows shows the fees and expenses you pay if you buy and hold shares of a Portfolio. "Direct Annual Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.

Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its LifeStyle Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The fees and expenses of the LifeStyle Portfolios are not fixed or specified under the terms of your Variable Contract. The information in the tables below does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) - The Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolios.


                                SERVICE 2 SHARES

                        DIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                 DISTRIBUTION                                TOTAL         WAIVERS,      TOTAL NET
                                     MANAGEMENT    (12b-1)      SHAREHOLDER      OTHER     OPERATING   REIMBURSEMENTS    OPERATING
          PORTFOLIO                     FEE         FEE(1)     SERVICE FEE(2)  EXPENSES(3)  EXPENSES  AND RECOUPMENTS(4)  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
ING LifeStyle Moderate                  0.14%       0.25%         0.25%           0.05%       0.69%         (0.40)%         0.29%
ING LifeStyle Moderate Growth           0.14%       0.25%         0.25%           0.05%       0.69%         (0.40)%         0.29%
ING LifeStyle Growth                    0.14%       0.25%         0.25%           0.05%       0.69%         (0.40)%         0.29%
ING LifeStyle Aggressive                0.14%       0.25%         0.25%           0.05%       0.69%         (0.40)%         0.29%



(1) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution (12b-1) fee for Service 2 shares of the Portfolios, so that the actual distribution fee paid by a LifeStyle Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

(2) Directed Services, Inc. has contractually agreed to waive 0.25% of the shareholder service fee for the Portfolios, so that the actual shareholder service fee paid by a LifeStyle Portfolio is an annual rate of 0.00%. Absent this waiver, the shareholder service fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

(3)  "Other Expenses" are estimated for each Portfolio's current fiscal year.

(4) ING Investments, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the LifeStyle Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." This amount also includes the 0.10% distribution (12b-1) fee waiver and the 0.25% shareholder service fee waiver that footnotes (1) and
     (2), respectively, explain in more detail. The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses of the Service Class shares of the Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2004:



                                                                                TOTAL ANNUAL
                                                                                  OPERATING   FEE WAIVER BY  NET OPERATING
                            UNDERLYING FUNDS                                      EXPENSES       ADVISER        EXPENSES
--------------------------------------------------------------------------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                                                    0.92%              -          0.92%
ING Alliance Mid Cap Growth Portfolio                                               1.03%              -          1.03%
ING American Century Large Company Value Portfolio                                  1.25%              -          1.25%
ING American Century Select Portfolio                                               0.91%              -          0.91%
ING Capital Guardian Managed Global Portfolio                                       1.26%              -          1.26%
ING Capital Guardian Small/Mid Cap Portfolio                                        0.92%              -          0.92%
ING Capital Guardian U.S. Equities Portfolio                                        1.00%              -          1.00%
ING Eagle Asset Capital Appreciation Portfolio                                      0.92%              -          0.92%
ING Evergreen Omega Portfolio                                                       0.85%              -          0.85%
ING FMR(SM) Diversified Mid Cap Portfolio                                           1.01%              -          1.01%
ING FMR(SM) Earnings Growth Portfolio(1)                                            1.02%          (0.02)%        1.00%
ING Fundamental Research Portfolio                                                  1.05%              -          1.05%
ING International Portfolio                                                         1.26%              -          1.26%
ING Janus Contrarian Portfolio                                                      1.06%              -          1.06%
ING Jennison Equity Opportunities Portfolio                                         0.92%              -          0.92%
ING JPMorgan Emerging Markets Equity Portfolio                                      1.54%              -          1.54%
ING JPMorgan Fleming International Portfolio                                        1.25%              -          1.25%
ING JPMorgan MidCap Value Portfolio                                                 1.35%              -          1.35%
ING JPMorgan Small Cap Equity Portfolio                                             1.15%          (0.03)%        1.12%
ING JPMorgan Value Opportunities Portfolio(1)                                       0.80%          (0.02)%        0.78%
ING Julius Baer Foreign Portfolio                                                   1.21%              -          1.21%
ING Legg Mason Value Portfolio                                                      1.06%              -          1.06%
ING Liquid Assets Portfolio                                                         0.54%              -          0.54%
ING Marsico Growth Portfolio                                                        1.03%              -          1.03%
ING Marsico International Opportunities Portfolio(1)                                0.96%          (0.03)%        0.93%
ING Mercury Focus Value Portfolio                                                   1.05%          (0.05)%        1.00%
ING Mercury Large Cap Growth Portfolio                                              1.05%          (0.05)%        1.00%
ING MFS Capital Opportunities Portfolio                                             1.15%              -          1.15%
ING MFS Mid Cap Growth Portfolio                                                    0.89%              -          0.89%
ING MFS Total Return Portfolio                                                      0.89%              -          0.89%
ING OpCap Balanced Value Portfolio                                                  1.25%              -          1.25%
ING Oppenheimer Global Portfolio                                                    0.91%              -          0.91%
ING Oppenheimer Main Street Portfolio(R)                                            0.89%              -          0.89%
ING Oppenheimer Strategic Income Portfolio                                          0.79%          (0.04)%        0.75%
ING PIMCO Core Bond Portfolio                                                       0.86%              -          0.86%
ING PIMCO High Yield Portfolio                                                      0.74%              -          0.74%
ING Pioneer Fund Portfolio(1)                                                       1.01%              -          1.01%
ING Pioneer Mid Cap Value Portfolio(1)                                              1.01%              -          1.01%
ING Salomon Brothers Aggressive Growth Portfolio                                    1.07%              -          1.07%
ING Salomon Brothers All Cap Portfolio                                              1.00%              -          1.00%

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------


                                                                                TOTAL ANNUAL
                                                                                  OPERATING   FEE WAIVER BY  NET OPERATING
                            UNDERLYING FUNDS                                      EXPENSES       ADVISER        EXPENSES
--------------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Portfolio                                            1.00%              -          1.00%
ING T. Rowe Price Capital Appreciation Portfolio                                    0.92%              -          0.92%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                              0.91%              -          0.91%
ING T. Rowe Price Equity Income Portfolio                                           0.92%              -          0.92%
ING T. Rowe Price Growth Equity Portfolio                                           1.00%              -          1.00%
ING UBS U.S. Large Cap Equity Portfolio                                             1.10%              -          1.10%
ING Van Kampen Comstock Portfolio                                                   1.20%          (0.07)%        1.13%
ING Van Kampen Equity and Income Portfolio                                          0.82%              -          0.82%
ING Van Kampen Equity Growth Portfolio                                              0.90%              -          0.90%
ING Van Kampen Global Franchise Portfolio                                           1.25%              -          1.25%
ING Van Kampen Growth and Income Portfolio                                          0.92%              -          0.92%
ING Van Kampen Real Estate Portfolio                                                0.91%              -          0.91%
ING VP Balanced Portfolio                                                           0.84%              -          0.84%
ING VP Growth and Income Portfolio                                                  0.83%              -          0.83%
ING VP Growth Portfolio                                                             0.94%              -          0.94%
ING VP High Yield Bond Portfolio(2)                                                 1.25%           (0.19)%       1.06%
ING VP Index Plus LargeCap Portfolio                                                0.69%              -          0.69%
ING VP Index Plus MidCap Portfolio                                                  0.74%              -          0.74%
ING VP Index Plus SmallCap Portfolio                                                0.74%              -          0.74%
ING VP Intermediate Bond Portfolio                                                  0.73%              -          0.73%
ING VP International Equity Portfolio                                               1.40%          (0.20)%        1.20%
ING VP MidCap Opportunities Portfolio                                               1.21%          (0.07)%        1.14%
ING VP Real Estate Portfolio(2)                                                     1.78%          (0.48)%        1.30%
ING VP Small Company Portfolio                                                      1.09%              -          1.09%
ING VP SmallCap Opportunities Portfolio                                             1.19%          (0.09)%        1.10%
ING VP Value Opportunity Portfolio                                                  0.94%              -          0.94%



(1) As the Underlying Portfolio had not commenced operations as of December 31, 2004, the expense ratios are estimated.

(2) Because the Class S shares of the Underlying Portfolio had not commenced operations as of December 31, 2004, expense ratios are estimated based on the Underlying Portfolio's actual operating expenses for Class I shares, as adjusted for contractual changes, if any, and fee waivers to which each Underlying Portfolio's investment adviser has agreed.

--------------------------------------------------------------------------------
                     PORTFOLIO FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

                               NET EXPENSE RATIOS

The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:


                                                                                WAIVERS,
                                                                             REIMBURSEMENTS   NET OPERATING
          PORTFOLIO                                TOTAL OPERATING EXPENSES  AND RECOUPMENTS    EXPENSES
-----------------------------------------------------------------------------------------------------------
ING LifeStyle Moderate                                       1.60%                (0.41)%         1.19%
ING LifeStyle Moderate Growth                                1.66%                (0.41)%         1.25%
ING LifeStyle Growth                                         1.70%                (0.41)%         1.29%
ING LifeStyle Aggressive Growth                              1.74%                (0.40)%         1.34%


These expense ratios are estimates based on the target allocations among the Underlying Funds based on information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2004. The actual expense ratios may vary based on the expense ratio of, and the underlying allocation to, the Underlying Funds.


EXAMPLE

The Example below is intended to help you compare the cost of investing in each Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Portfolios' direct and indirect operating expenses remain the same. The Example reflects the contractual fee waiver for each Portfolio for the one-year period and for the first year of the three-, five-, and ten-year periods. The Example does not reflect expenses of a Variable Contract that may use the Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.



                 PORTFOLIO                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------
ING LifeStyle Moderate                               $    121   $    465   $    832   $  1,866
ING LifeStyle Moderate Growth                        $    127   $    483   $    864   $  1,931
ING LifeStyle Growth                                 $    131   $    496   $    885   $  1,974
ING LifeStyle Aggressive Growth                      $    136   $    509   $    906   $  2,019

--------------------------------------------------------------------------------
                    MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

MORE ON THE ASSET ALLOCATION PROCESS

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ING Investments determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING Investments uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

   (i) the investment objective of each Portfolio and each of the Underlying Funds;

   (ii)   economic and market forecasts;

   (iii)  proprietary and third-party reports and analyses;

   (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

   (v)    the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the LifeStyle Portfolios and the Underlying Funds.

ING Investments intends to rebalance the Portfolios on a monthly basis to attain the target investment allocations on the date of the rebalancing. In addition, ING Investments monitors variances from the targets. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, ING Investments may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, ING Investments will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If ING Investments believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS


Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the LifeStyle Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, and investment adviser ("Portfolio Managers"). This information is intended to provide potential investors in the LifeStyle Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks - Risks Associated with Investment in the Underlying Funds" on page 28 for an expanded discussion of the risks listed below for a particular Underlying Fund.


You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


    INVESTMENT ADVISER/
     PORTFOLIO MANAGER          UNDERLYING FUND         INVESTMENT OBJECTIVE            MAIN INVESTMENTS             MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:         ING AIM Mid Cap Growth   Capital appreciation.      The Portfolio invests at least  Active or frequent
Directed Services, Inc.     Portfolio                                           80% of assets in securities of  trading risk,
                                                                                mid-cap companies, primarily    convertible
PORTFOLIO MANAGER:                                                              in equity securities, but also  securities risk,
A I M Capital Management,                                                       convertible securities, debt    derivatives risk,
Inc.                                                                            securities and synthetic        foreign investment
                                                                                instruments. Mid-cap companies  risk, growth
                                                                                are defined to include those    investing risk,
                                                                                with a market capitalization    manager risk, market
                                                                                within the range of the         and company risk,
                                                                                largest and smallest            mid-cap company
                                                                                capitalized companies included  risk, portfolio
                                                                                in the Russell Midcap(R)        turnover risk, and
                                                                                Growth Index during the most    securities lending
                                                                                recent 11-month period. The     risk.
                                                                                Portfolio may also invest up
                                                                                to 25% of assets in foreign
                                                                                securities.

INVESTMENT ADVISER:         ING Alliance Mid Cap     Long-term total return.    The Portfolio invests at least  Convertible
Directed Services, Inc.     Growth Portfolio                                    80% of assets in                securities risk,
                                                                                mid-capitalization companies    derivatives risk,
PORTFOLIO MANAGER:                                                              with the remainder invested in  foreign investment
Alliance Capital                                                                convertibles, investment grade  risk, government
Management L.P.                                                                 instruments, U.S. government    securities risk,
                                                                                securities and high quality,    growth investing
                                                                                short-term obligations          risk, manager risk,
                                                                                (including repurchase           market and company
                                                                                agreements, bankers'            risk, mid-cap
                                                                                acceptances and domestic        company risk, sector
                                                                                certificates of deposit),       risk, and securities
                                                                                foreign securities, and         lending risk.
                                                                                derivatives. The Portfolio
                                                                                may also engage in securities
                                                                                lending.

INVESTMENT ADVISER:         ING American Century     Long-term capital growth.  The Portfolio normally invests  Credit risk,
ING Life Insurance and      Large Company Value      Income is a secondary      at least 80% of its assets in   currency risk,
Annuity Company             Portfolio                objective.                 equity securities of large      derivatives risk,
                                                                                capitalization companies.       foreign markets
PORTFOLIO MANAGER:                                                              Equity securities include       risk, interest risk,
American Century Investment                                                     common stocks, preferred        market and company
Management, Inc.                                                                stocks and equity-equivalent    risk, and
                                                                                securities, such as debt        undervalued
                                                                                securities and preferred stock  securities risk.
                                                                                convertible into common stock,
                                                                                and stock or stock index
                                                                                future contracts. The
                                                                                Portfolio may also invest a
                                                                                portion of its assets in
                                                                                derivative instruments,
                                                                                foreign securities, debt
                                                                                securities of companies, and
                                                                                debt obligations of
                                                                                governments and their agencies
                                                                                or similar securities.

INVESTMENT ADVISER:         ING American Century     Long-term capital          The Portfolio may invest in     Active or frequent
ING Life Insurance and      Select Portfolio         appreciation.              stocks of companies that the    trading risk,
Annuity Company                                                                 Portfolio Manager believes      currency risk,
                                                                                will increase in value over     derivatives risk,
PORTFOLIO MANAGER:                                                              time. The Portfolio may also    foreign investment
American Century Investment                                                     invest in larger companies,     risk, growth
Management, Inc.                                                                though may invest in companies  investing risk and
                                                                                of any size, and in foreign     market and company
                                                                                companies located and doing     risk.
                                                                                business in developed
                                                                                countries.

INVESTMENT ADVISER:         ING Capital Guardian     Capital appreciation.      The Portfolio invests           Active or frequent
Directed Services, Inc.     Managed Global Portfolio Current income is only an  primarily in common stocks of   trading risk,
                                                     incidental consideration.  companies of any                derivatives risk,
PORTFOLIO MANAGER:                                                              capitalization located          emerging markets
Capital Guardian Trust                                                          throughout the world, with 65%  risk, foreign
Company                                                                         of assets in at least three     investment risk,
                                                                                different countries, one of     manager risk, market
                                                                                which may be the United         and company risk,
                                                                                States, but may invest up to    mid-cap company
                                                                                100% of assets in foreign       risk, short sales
                                                                                securities, including in        risk, and small
                                                                                emerging markets. The           company risk.
                                                                                Portfolio may also invest in
                                                                                derivatives and engage in
                                                                                short sales.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER/
    PORTFOLIO MANAGER           UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING Capital Guardian       Long-term capital           Invests at least 80% of    Borrowing and
Directed Services, Inc.    Small/Mid Cap Portfolio    appreciation.               assets in equity           leverage risk,
                                                                                  securities of small/mid    convertible
PORTFOLIO MANAGER:                                                                capitalization companies,  securities risk,
Capital Guardian Trust                                                            defined to include         foreign investment
Company                                                                           companies with             risk, manager risk,
                                                                                  capitalizations within     market and company
                                                                                  the range of companies     risk, market
                                                                                  included in the custom     capitalization risk,
                                                                                  Russell 2800 Index.        mid-cap company risk,
                                                                                  Equity investments         OTC investment risk,
                                                                                  include common or          and small company
                                                                                  preferred stocks and       risk.
                                                                                  convertible securities.
                                                                                  May enterinto currency
                                                                                  related transactions.
                                                                                  May invest in money
                                                                                  market instruments and
                                                                                  repurchase agreements.

INVESTMENT ADVISER:        ING Capital Guardian U.S.  Long-term growth of         Invests at least 80% of    Growth investing
Directed Services, Inc.    Equities Portfolio         capital and income.         assets in equity and       risk, manager risk,
                                                                                  equity-related securities  market and company
PORTFOLIO MANAGER:                                                                of issuers located in the  risk, securities
Capital Guardian Trust                                                            U.S. with market           lending risk and
Company                                                                           capitalizations greater    value investing risk.
                                                                                  than $1 billion with
                                                                                  greater consideration
                                                                                  given to potential
                                                                                  appreciation and future
                                                                                  dividends than to current
                                                                                  income. May invest
                                                                                  in American Depositary
                                                                                  Receipts, European
                                                                                  Depositary Receipts and
                                                                                  Global Depositary
                                                                                  Receipts; debt
                                                                                  securities, and cash
                                                                                  equivalents.

INVESTMENT ADVISER:        ING Eagle Asset Capital    Capital appreciation.       Invests at least 80% of    Convertible
Directed Services, Inc.    Appreciation Portfolio     Dividend income is a        assets in equity           securities risk,
                                                      secondary objective.        securities of domestic     derivatives risk,
PORTFOLIO MANAGER:                                                                and foreign issuers that   foreign investment
Eagle Asset Management,                                                           meet quantitative          risk, manager risk,
Inc.                                                                              standards relating to      and market and
                                                                                  financial soundness and    company risk.
                                                                                  high intrinsic value
                                                                                  relative to price. Equity
                                                                                  securities include
                                                                                  common, convertible
                                                                                  securities, options on
                                                                                  equities, and rights and
                                                                                  warrants. May invest up
                                                                                  to 25% of its total
                                                                                  assets in foreign issuers
                                                                                  and use derivatives. May
                                                                                  purchase uncovered puts
                                                                                  and calls that expose up
                                                                                  to 55% of assets and may
                                                                                  enter into futures
                                                                                  contracts and options
                                                                                  thereon and currency
                                                                                  hedging transactions.

INVESTMENT ADVISER:        ING Evergreen Omega        Long-term capital growth.   Invests primarily in       Active or frequent
Directed Services, Inc.    Portfolio                                              common stocks and          trading risk, foreign
                                                                                  securities convertible     investment risk,
PORTFOLIO MANAGER:                                                                into common stocks of      growth investing
Evergreen Investment                                                              U.S. companies across all  risk, investment
Management Company, LLC                                                           market capitalizations.    style risk, manager
                                                                                  The Portfolio may also     risk, market
                                                                                  invest up to 25% of        capitalization risk,
                                                                                  assets in foreign          mid-cap company risk,
                                                                                  securities.                portfolio turnover
                                                                                                             risk, price
                                                                                                             volatility risk, and
                                                                                                             small company risk.

INVESTMENT ADVISER:        ING FMR(SM) Diversified    Long-term growth of         Invests at least 80% of    Active or frequent
Directed Services, Inc.    Mid Cap Portfolio          capital.                    assets in securities of    trading risk,
                                                                                  companies with medium      derivatives risk,
PORTFOLIO MANAGER:                                                                market capitalizations     emerging markets
Fidelity Management &                                                             (defined as those whose    risk, other
Research Company                                                                  market capitalizations     investment companies
                                                                                  are similar to the market  risk, foreign
                                                                                  capitalizations of         investment risk,
                                                                                  companies in the Russell   growth investing
                                                                                  Midcap Index or the S&P    risk, manager risk,
                                                                                  Midcap 400 Index). May     market and company
                                                                                  invest in smaller or       risk, mid-cap company
                                                                                  larger market              risk, small company
                                                                                  capitalizations. May       risk, and value
                                                                                  invest up to 25% of        investing risk.
                                                                                  assets in foreign
                                                                                  securities, including
                                                                                  emerging markets and may
                                                                                  buy and sell futures
                                                                                  contracts and other
                                                                                  investment companies.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


   INVESTMENT ADVISER/
    PORTFOLIO MANAGER           UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING FMR(SM) Earnings       Seeks growth of capital     Invests primarily in       Equity securities
Directed Services, Inc.    Growth Portfolio           over the long term.         common stocks in which     risk, foreign
                                                                                  the Portfolio Manager      investment risk,
PORTFOLIO MANAGER:                                                                believes have above-       growth investing
Fidelity Management &                                                             average growth potential.  risk, manager risk,
Research Company                                                                  May invest in securities   market and company
                                                                                  of foreign issuers and     risk, other
                                                                                  may use various            investment companies
                                                                                  techniques such as buying  risk, and portfolio
                                                                                  and selling futures        turnover risk.
                                                                                  contracts and other
                                                                                  investment companies,
                                                                                  including exchange-traded
                                                                                  funds.

INVESTMENT ADVISER:        ING Fundamental Research   Seeks to maximize total     Prior to July 5, 2005,     Convertible
ING Life Insurance and     Portfolio                  return through investments  invests at least 80% of    securities risk,
Annuity Company                                       in a diversified portfolio  its assets in stocks       derivatives risk,
                                                      of common stocks and        included in the S&P 500    foreign markets risk,
PORTFOLIO MANAGER:                                    securities convertible      Index. Effective July 5,   index tracking risk,
ING Investment Management                             into common stocks.         2005, the Portfolio will   market and company
Co.                                                                               invest at least 65% of     risk, market trends
                                                                                  its total assets in        risk,
                                                                                  common stocks and          mid-capitalization
                                                                                  securities convertible     company risk, and
                                                                                  into common stocks. May    stock risk.
                                                                                  also invest in
                                                                                  derivatives. Emphasizes
                                                                                  stocks of larger
                                                                                  companies. May invest in
                                                                                  mid-capitalization
                                                                                  companies and may invest
                                                                                  up to 25% in foreign
                                                                                  securities.

INVESTMENT ADVISER:        ING International          Long-term growth of         Invests at least 65% of    Call risk,
Directed Services, Inc.    Portfolio                  capital.                    its assets in equity       convertible
                                                                                  securities (including      securities risk, debt
PORTFOLIO MANAGER:                                                                common and preferred       securities risk,
ING Investment                                                                    stocks, warrants and       derivatives risk,
Management Co.                                                                    convertible securities)    emerging markets
                                                                                  of issuers of any          risk, foreign
                                                                                  market-capitalization      investment risk,
                                                                                  (but primarily large cap   interest rate risk,
                                                                                  companies) located         liquidity risk,
                                                                                  outside of the United      manager risk, market
                                                                                  States, including          and company risk,
                                                                                  emerging markets. May      market trends risk,
                                                                                  also invest in government  maturity risk,
                                                                                  debt securities of         mid-cap company risk,
                                                                                  developed foreign          securities lending
                                                                                  countries. May invest up   risk and small
                                                                                  to 35% in securities of    company risk.
                                                                                  U.S. issuers including
                                                                                  investment grade
                                                                                  corporate debt and
                                                                                  government securities.

INVESTMENT ADVISER:        ING Janus Contrarian       Capital appreciation.       Invests at least 80% of    Debt securities risk,
Directed Services, Inc.    Portfolio                                              net assets in equity       derivatives risk,
                                                                                  securities with the        diversification risk,
PORTFOLIO MANAGER:                                                                potential for long-term    foreign investment
Janus Capital Management                                                          growth of capital. The     risk, high-yield bond
LLC                                                                               Portfolio is non-          risk, interest rate
                                                                                  diversified. May also      risk, liquidity risk,
                                                                                  invest in foreign equity   manager risk, market
                                                                                  and debt securities, up    and company risk,
                                                                                  to 20% in high yield debt  market capitalization
                                                                                  securities (junk bonds);   risk, maturity risk,
                                                                                  derivatives; securities    sector risk, small
                                                                                  purchased on a             company risk, and
                                                                                  when-issued, delayed       special situations
                                                                                  delivery or forward        risk.
                                                                                  commitment basis;
                                                                                  illiquid securities (up
                                                                                  to 15%) and may invest
                                                                                  more than 25% of its
                                                                                  total assets in
                                                                                  securities of companies
                                                                                  in one or more market
                                                                                  sectors.

INVESTMENT ADVISER:        ING Jennison Equity        Long-term capital growth.   Invests at least 80% of    Debt securities risk,
Directed Services, Inc.    Opportunities Portfolio                                assets in equity           derivatives risk,
                                                                                  securities of companies    foreign investment
PORTFOLIO MANAGER:                                                                with current or emerging   risk, manager risk,
Jennison Associates LLC                                                           earnings growth believed   market and company
                                                                                  to be not fully            risk, market
                                                                                  appreciated or recognized  capitalization risk,
                                                                                  by the market. May also    mid-cap company risk,
                                                                                  invest in preferred        REIT risk, securities
                                                                                  stocks; convertible        lending risk, small
                                                                                  securities; and debt       company risk, and
                                                                                  instruments and may also   value investing risk.
                                                                                  invest up to 25% of
                                                                                  assets in foreign
                                                                                  securities, up to 25% in
                                                                                  real estate investment
                                                                                  trusts and in options and
                                                                                  futures contracts.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING JPMorgan Emerging      Capital                     Invests at least 80% of    Active or frequent
Directed Services, Inc.    Markets Equity             appreciation.               its assets in equity       trading risk,
                           Portfolio                                              securities of issuers      convertible
PORTFOLIO MANAGER:                                                                located in at least three  securities risk, debt
J.P. Morgan Investment                                                            countries with emerging    securities risk,
Management Inc.                                                                   securities markets.        derivatives risk,
                                                                                  Equity securities in       emerging markets
                                                                                  which the Portfolio may    risk, foreign
                                                                                  invest includes common     investment risk,
                                                                                  and preferred stocks,      high-yield bond risk,
                                                                                  convertible securities,    liquidity risk,
                                                                                  depositary receipts,       manager risk, market
                                                                                  rights and warrants and    and company risk,
                                                                                  other investment           mortgage risk, other
                                                                                  companies. May also        investment companies
                                                                                  invest to a lesser extent  risk, security
                                                                                  in debt securities of      lending risk, and
                                                                                  issuers in emerging        small company risk.
                                                                                  markets, and derivatives.
                                                                                  May invest in debt
                                                                                  securities, including
                                                                                  high yield bonds (junk
                                                                                  bonds) and
                                                                                  mortgage-related
                                                                                  securities.

INVESTMENT ADVISER:        ING JPMorgan Fleming       Long-term growth            Invests at least 65% of    Credit risk, currency
ING Life Insurance and     International              of capital.                 assets in equity           risk, emerging
Annuity Company            Portfolio                                              securities of foreign      markets risk, foreign
                                                                                  companies with high        investment risk,
PORTFOLIO MANAGER:                                                                growth potential           geographic focus
J.P. Morgan Fleming                                                               (including those located   risk, high-yield bond
Asset Management                                                                  in countries with          risk, interest rate
(London) Limited                                                                  emerging market            risk, and market and
                                                                                  economies). May invest in  company risk.
                                                                                  securities and debt
                                                                                  securities issued by
                                                                                  foreign and U.S.
                                                                                  companies including
                                                                                  non-investment grade debt
                                                                                  securities.

INVESTMENT ADVISER:        ING JPMorgan Mid Cap       Growth from                 Invests at least 80% of    Active or frequent
ING Life Insurance and     Value Portfolio            capital                     assets in common stocks    trading risk,
Annuity Company                                       appreciation.               of companies with market   convertible
                                                                                  capitalizations of $1      securities risk
PORTFOLIO MANAGER:                                                                billion to $20 billion.    depositary receipt
J.P. Morgan Investment                                                            Normally invests in        risk, derivatives
Management, Inc.                                                                  securities that are        risk, foreign
                                                                                  traded on registered       investment risk,
                                                                                  exchanges or the           interest rate risk,
                                                                                  over-the-counter market    market and company
                                                                                  in the United States. May  risk, OTC investment
                                                                                  invest in other equity     risk, small company
                                                                                  securities, including      risk, and mid-cap
                                                                                  depositary receipts;       company risk.
                                                                                  convertible and foreign
                                                                                  securities (which may
                                                                                  take the form of
                                                                                  depositary receipts); and
                                                                                  derivatives.

INVESTMENT ADVISER:        ING JPMorgan Small         Capital growth              Invests in equity          Convertible
Directed Services, Inc.    Cap Equity Portfolio       over the long term.         securities of small-cap    securities risk,
                                                                                  companies (defined as      derivatives risk,
PORTFOLIO MANAGER:                                                                those with market          foreign investment
J.P. Morgan Investment                                                            capitalization equal to    risk, growth
Management Inc.                                                                   those within a universe    investing risk,
                                                                                  of Russell 2000(R) Index   manager risk, market
                                                                                  stocks). May also invest   and company risk,
                                                                                  up to 20% of its total     market capitalization
                                                                                  assets in: foreign         risk, mid-cap
                                                                                  securities, including      company risk,
                                                                                  depositary receipts,       mortgage risk, REIT
                                                                                  convertible securities,    risk, small company
                                                                                  high-quality money market  risk, and value
                                                                                  instruments and            investing risk.
                                                                                  repurchase agreements;
                                                                                  and may invest in real
                                                                                  estate investment trusts
                                                                                  and derivatives.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING JPMorgan Value         Long-term capital           Invests at least 80% of    Convertible
Directed Services, Inc.    Opportunities              appreciation.               it assets in equity        securities risk,
                           Portfolio                                              securities of mid- and     derivatives risk,
PORTFOLIO MANAGER:                                                                large-capitalization       equity securities
J.P. Morgan Investment                                                            companies                  risk, interest rate
Management Inc."                                                                  (mid-capitalization        risk, investment
                                                                                  companies are those with   style risk, manager
                                                                                  market capitalizations     risk, market and
                                                                                  between $2 billion and $5  company risk, market
                                                                                  billion and large-         capitalization risk,
                                                                                  capitalization companies   mid-cap company
                                                                                  are those with market      risk, mortgage risk,
                                                                                  capitalization over $5     other investment
                                                                                  billion). Equity           companies risk, and
                                                                                  securities in which the    price volatility
                                                                                  Portfolio may invest       risk.
                                                                                  include common stocks,
                                                                                  preferred stocks,
                                                                                  convertible securities,
                                                                                  depositary receipts and
                                                                                  warrants to buy common
                                                                                  stocks. The Portfolio may
                                                                                  invest in shares of
                                                                                  investment companies,
                                                                                  including shares of
                                                                                  affiliated money market
                                                                                  funds, derivatives,
                                                                                  mortgage-related
                                                                                  securities issued by
                                                                                  government entities and
                                                                                  private issuers, and
                                                                                  high-quality money market
                                                                                  instruments and
                                                                                  repurchase agreements.

INVESTMENT ADVISER:        ING Julius Baer            Long-term growth            Invests at least 80% of    Convertible
Directed Services, Inc.    Foreign Portfolio          of capital.                 assets in equity           securities risk, debt
                                                                                  securities tied            securities risk,
PORTFOLIO MANAGER:                                                                economically to countries  derivatives risk,
Julius Baer Investment                                                            outside the United         emerging markets
Management LLC                                                                    States, including common   risk, foreign
                                                                                  and preferred stocks,      investment risk,
                                                                                  American, European and     high-yield bond risk,
                                                                                  Global depositary          liquidity risk,
                                                                                  receipts, convertible      market and company
                                                                                  securities, rights,        risk, market
                                                                                  warrants and other         capitalization risk,
                                                                                  investment companies,      mid-cap company risk,
                                                                                  including exchange-traded  other investment
                                                                                  funds. The Portfolio       companies risk,
                                                                                  normally has a bias        portfolio turnover
                                                                                  towards larger companies   risk, price
                                                                                  (e.g., with market         volatility risk,
                                                                                  capitalizations of $10     securities lending
                                                                                  billion or greater), but   risk and small
                                                                                  may also invest in small-  company risk.
                                                                                  and mid-sized companies.
                                                                                  The Portfolio may invest
                                                                                  up to 25% of assets in
                                                                                  issuers in emerging
                                                                                  markets and it may invest
                                                                                  in debt securities ( up
                                                                                  to 10% in non-investment
                                                                                  grade bonds). The
                                                                                  Portfolio may invest in
                                                                                  derivatives and may lend
                                                                                  its portfolio securities.
                                                                                  Will invest at least 65%
                                                                                  in no fewer than three
                                                                                  different companies
                                                                                  located outside the U.S.

INVESTMENT ADVISER:        ING Legg Mason Value       Long-term growth            Invests in equity          Call risk,
Directed Services, Inc.    Portfolio                  of capital.                 securities, including      convertible
                                                                                  foreign securities.        securities risk,
PORTFOLIO MANAGER:                                                                Generally invests in       credit risk, currency
Legg Mason Funds                                                                  companies with market      risk, debt securities
Management, Inc.                                                                  capitalization greater     risk, diversification
                                                                                  than $5 billion, but may   risk, foreign
                                                                                  invest in companies of     investment risk,
                                                                                  any size. May also invest  growth investing
                                                                                  in debt securities. May    risk, high yield bond
                                                                                  invest up to 25% of        risk, interest rate
                                                                                  assets in long-term debt   risk, investment
                                                                                  securities, and up to 10%  models risk, manager
                                                                                  of in high yield debt      risk, market and
                                                                                  securities ("junk          company risk, market
                                                                                  bonds"). Pending           trends risk, OTC
                                                                                  shareholder approval, the  investment risk, and
                                                                                  Portfolio is non-          value investing risk.
                                                                                  diversified.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS           MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING Liquid Assets          High level of current       The Portfolio may invest   Credit risk,
Directed Services, Inc.    Portfolio                  income consistent with the  in U.S. Treasury and U.S.  government securities
                                                      preservation of capital     government agency          risk, income risk,
PORTFOLIO MANAGER:                                    and liquidity.              securities; fully          interest rate risk,
ING Investment                                                                    collateralized repurchase  manager risk and
Management Co.                                                                    agreements; bank           securities lending
                                                                                  obligations, including     risk.
                                                                                  certificates of deposit,
                                                                                  time deposits, and
                                                                                  bankers' acceptances;
                                                                                  commercial paper;
                                                                                  asset-backed securities;
                                                                                  variable or floating rate
                                                                                  securities, including
                                                                                  variable rate demand
                                                                                  obligations; debt
                                                                                  securities with special
                                                                                  features such as puts, or
                                                                                  maturity extension
                                                                                  arrangements; short-term
                                                                                  corporate debt securities
                                                                                  other than commercial
                                                                                  paper; shares of other
                                                                                  investment companies (not
                                                                                  to exceed 10%);
                                                                                  credit-linked notes;
                                                                                  reverse repurchase
                                                                                  agreements, structured
                                                                                  securities; and
                                                                                  Guaranteed Investment
                                                                                  Contracts.

INVESTMENT ADVISER:        ING Marsico Growth         Capital appreciation.       Invests primarily in       Active or frequent
Directed Services, Inc.    Portfolio                                              equity securities of       trading risk, debt
                                                                                  companies of any size,     securities risk,
PORTFOLIO MANAGER:                                                                selected for their growth  derivatives risk,
Marsico Capital                                                                   potential. Will normally   emerging markets
Management, LLC                                                                   hold a core position of    risk, foreign
                                                                                  between 35 and 50 common   investment risk,
                                                                                  stocks primarily           growth investing
                                                                                  emphasizing larger         risk, high-yield bond
                                                                                  companies. May also        risk, manager risk,
                                                                                  invest in foreign          market capitalization
                                                                                  securities (including      risk, market and
                                                                                  emerging markets);         company risk, market
                                                                                  derivatives; debt          trends risk, mid-cap
                                                                                  securities, including up   company risk,
                                                                                  to 35% in high-yield debt  portfolio turnover
                                                                                  securities ("junk          risk, sector risk,
                                                                                  bonds"); substantial cash  and small company
                                                                                  holdings in the absence    risk.
                                                                                  of attractive investment
                                                                                  opportunities; and, from
                                                                                  time to time, investment
                                                                                  of more than 25% assets
                                                                                  in securities of
                                                                                  companies in one or more
                                                                                  market sectors. Generally
                                                                                  will not invest more than
                                                                                  25% of assets in a
                                                                                  particular industry
                                                                                  within a sector.

INVESTMENT ADVISER:        ING Marsico International  Seeks long-term growth of   Invests at least 65% of    Currency risk,
Directed Services, Inc.    Opportunities Portfolio    capital.                    its total assets in        derivatives risk,
                                                                                  common stocks of foreign   emerging markets
PORTFOLIO MANAGER:                                                                companies. May invest in   risk, foreign
Marsico Capital                                                                   companies of any size      investment risk,
Management, LLC                                                                   throughout the world.      growth investing
                                                                                  Invests in issuers from    risk, liquidity risk,
                                                                                  at least three different   manager risk, market
                                                                                  countries not including    and company risk,
                                                                                  the United States and      market capitalization
                                                                                  generally maintains a      risk, market trends
                                                                                  core position of between   risk, mid-cap company
                                                                                  35 and 50 common stocks.   risk, other
                                                                                  May invest in emerging     investment companies
                                                                                  markets. Up to 10% in      risk, small company
                                                                                  fixed-income securities.   risk, and portfolio
                                                                                  May use options, futures   turnover risk.
                                                                                  and foreign currency
                                                                                  contracts, and may invest
                                                                                  up to 5% in high-yield
                                                                                  bonds and mortgage and
                                                                                  asset-backed securities.
                                                                                  May invest up to 15% in
                                                                                  illiquid securities and
                                                                                  may invest in other
                                                                                  investment companies.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS           MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING Mercury Focus Value    Long-term growth of         Invests primarily in       Borrowing and
Directed Services, Inc.    Portfolio                  capital.                    equity securities of       leverage risk, debt
                                                                                  issuers of any market      securities risk,
PORTFOLIO MANAGER:                                                                capitalization. May        derivatives risk,
Mercury Advisors                                                                  invest in debt securities  foreign investment
                                                                                  of any maturity or credit  risk, high-yield bond
                                                                                  quality (including up to   risk, liquidity risk,
                                                                                  15% in high-yield debt     manager risk, market
                                                                                  securities ("junk          and company risk,
                                                                                  bonds")); up to 10% in     restricted and
                                                                                  foreign securities,        illiquid securities
                                                                                  including sovereign debt;  risk, securities
                                                                                  derivatives; up to 15% in  lending risk,
                                                                                  illiquid securities. May   sovereign debt risk,
                                                                                  borrow up to 20% of its    undervalued
                                                                                  assets and may write       securities risk and
                                                                                  covered call options (up   value investing risk.
                                                                                  to 10% of its assets).

INVESTMENT ADVISER:        ING Mercury Large Cap      Long-term growth of         Invests at least 80% of    Convertible
Directed Services, Inc.    Growth Portfolio           capital.                    its assets in equity       securities risk, debt
                                                                                  securities of large        securities risk,
PORTFOLIO MANAGER:                                                                capitalization companies,  foreign investment
Mercury Advisors                                                                  selected from among those  risk, growth
                                                                                  which, at the time of      investing risk,
                                                                                  investment, are included   income risk, interest
                                                                                  in the Russell 1000(R)     rate risk, investment
                                                                                  Growth Index. Up to 10%    models risk, manager
                                                                                  in foreign companies       risk, market and
                                                                                  including American and     company risk, market
                                                                                  European depositary        capitalization risk,
                                                                                  receipts. May invest in    maturity risk,
                                                                                  derivatives, short-term    mid-cap company risk,
                                                                                  debt securities,           securities lending
                                                                                  non-convertible preferred  risk, and U.S.
                                                                                  stocks and bonds, or       government securities
                                                                                  government and money       risk.
                                                                                  market securities.

INVESTMENT ADVISER:        ING MFS Capital            Capital appreciation.       Invests at least 65% of    Active or frequent
ING Life Insurance and     Opportunities Portfolio                                assets in common stocks    trading risk, credit
Annuity Company                                                                   and related securities,    risk, currency risk,
                                                                                  such as preferred stocks,  depositary receipt
PORTFOLIO MANAGER:                                                                convertible securities     risk, emerging
Massachusetts Financial                                                           and depositary receipts.   markets risk, foreign
Services Company                                                                  May invest in foreign      investment risk,
                                                                                  securities, including      market and company
                                                                                  emerging market            risk, and OTC
                                                                                  securities. Investments    investment risk.
                                                                                  may include securities
                                                                                  listed on a securities
                                                                                  exchange or traded in the
                                                                                  over the counter markets.

INVESTMENT ADVISER:        ING MFS Mid Cap Growth     Long-term growth of         Invests at least 80% of    Active or frequent
Directed Services, Inc.    Portfolio                  capital.                    its assets in common       trading risk,
                                                                                  stocks and related         convertible
PORTFOLIO MANAGER:                                                                securities (such as        securities risk, debt
Massachusetts Financial                                                           preferred stocks,          securities risk,
Services Company                                                                  convertible securities     derivatives risk,
                                                                                  and depositary receipts)   emerging markets
                                                                                  of mid-cap companies       risk, foreign
                                                                                  (defined as those          investment risk,
                                                                                  companies with market      growth investing
                                                                                  capitalization of $250     risk, high-yield bond
                                                                                  million or more but not    risk, manager risk,
                                                                                  exceeding the top range    market and company
                                                                                  of the Russell Midcap      risk, market
                                                                                  Growth Index. The          capitalization risk,
                                                                                  Portfolio may also invest  mid-cap company risk,
                                                                                  up to 20% of assets in     OTC investment risk,
                                                                                  foreign securities and up  and short sales risk.
                                                                                  to 10% of assets in
                                                                                  high-yield bonds ("junk
                                                                                  bonds"). The Portfolio
                                                                                  may also engage in short
                                                                                  sales and invest in
                                                                                  derivatives.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING MFS Total Return       Above-average income        Invests in a combination   Active or frequent
Directed Services, Inc.    Portfolio                  (compared to a              of equity and              trading risk,
                                                      portfolio entirely          fixed-income securities.   allocation risk, call
PORTFOLIO MANAGER:                                    invested in equity          At least 40% but not more  risk, convertible
Massachusetts Financial                               securities)                 than 75% in common stock   securities risk,
Services Company                                      consistent with the         and related securities     credit risk,
                                                      prudent employment          such as preferred stock,   derivatives risk,
                                                      of capital. A               bonds, warrants or rights  emerging markets risk,
                                                      secondary objective         convertible into stock     foreign investment
                                                      is the reasonable           and depositary receipts.   risk, high-yield bond
                                                      opportunity for             At least 25% but not more  risk, income risk,
                                                      growth of capital           than 60% in non-           interest rate risk,
                                                      and income.                 convertible fixed-income   liquidity risk,
                                                                                  securities. Focuses on     manager risk, market
                                                                                  large market               and company risk,
                                                                                  capitalizations ($5        maturity risk,
                                                                                  billion or over). Invests  mortgage risk, sector
                                                                                  in U.S. government         risk, undervalued
                                                                                  securities, mortgage- and  securities risk and
                                                                                  asset-backed securities    U.S. government
                                                                                  and corporate bonds. May   securities risk.
                                                                                  invest up to 20% in
                                                                                  foreign securities, up to
                                                                                  20% in lower rated
                                                                                  non-convertible fixed-
                                                                                  income securities and
                                                                                  comparable unrated
                                                                                  securities. May invest
                                                                                  without limit in zero
                                                                                  coupon bonds, loan
                                                                                  participations, mortgage
                                                                                  pass-through securities
                                                                                  and ADRs. May also invest
                                                                                  in derivatives.

INVESTMENT ADVISER:        ING OpCap Balanced         Capital growth, and         Invests at least 25% of    Active or frequent
ING Life Insurance and     Value Portfolio            secondarily,                its total assets in        trading risk, credit
Annuity Company                                       investment income.          equity securities,         risk, industry
                                                                                  including common stocks    concentration risk,
PORTFOLIO MANAGER:                                                                and preferred stocks       convertible
OpCap Advisors LLC                                                                (typically between 50% to  securities risk,
                                                                                  75% of its total assets    government securities
                                                                                  invested in equities),     risk, interest rate
                                                                                  and at least 25% of        risk, and market and
                                                                                  total assets in            company risk.
                                                                                  fixed-income senior
                                                                                  securities, including
                                                                                  bonds, debentures, notes,
                                                                                  participation interests
                                                                                  in loans, convertibles,
                                                                                  and U.S. government
                                                                                  securities.

INVESTMENT ADVISER:        ING Oppenheimer Global     Capital appreciation.       Invests mainly in          Active or frequent
ING Life Insurance and     Portfolio                                              companies in the U.S.      trading risk, asset
Annuity Company                                                                   and foreign countries.     allocation risk,
                                                                                  Currently emphasizes       currency risk,
PORTFOLIO MANAGER:                                                                investments in developed   emerging growth risk,
OppenheimerFunds, Inc.                                                            markets. The Portfolio     emerging markets risk,
                                                                                  does not limit its         foreign markets risk,
                                                                                  investments in a           geographic focus risk,
                                                                                  particular capitalization  growth stock risk,
                                                                                  range, but currently       industry concentration
                                                                                  focuses its investments    risk, market and
                                                                                  in mid- and large-cap      company risk, and
                                                                                  companies. The Portfolio   small- and mid-
                                                                                  will normally invest in    capitalization company
                                                                                  at least three countries   risk.
                                                                                  (one of which may be the
                                                                                  United States).

INVESTMENT ADVISER:        ING Oppenheimer Main       Long-term growth of         Invests mainly in common   Investment models
Directed Services, Inc.    Street Portfolio(R)        capital and future          stocks of U.S. companies   risk, manager risk,
                                                      income.                     of different               market and company
PORTFOLIO MANAGER:                                                                capitalization ranges,     risk, market
OppenheimerFunds, Inc.                                                            presently focusing on      capitalization risk,
                                                                                  large-capitalization       mid-cap company risk,
                                                                                  issuers. It also can buy   and small company
                                                                                  debt securities, such as   risk.
                                                                                  bonds and debentures, but
                                                                                  does not currently
                                                                                  emphasize these
                                                                                  investments.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING Oppenheimer            High level of               Invests in debt            Active or frequent
ING Life Insurance and     Strategic Income           current income              securities of issuers in   trading risk, credit
Annuity Company            Portfolio                  principally derived         three market sectors:      risk, credit
                                                      from interest on            foreign governments and    derivatives risk,
PORTFOLIO MANAGER:                                    debt securities.            companies; U.S.            derivatives risk,
Oppenheimer Funds, Inc.                                                           government securities;     emerging markets risk,
                                                                                  and lower-grade high-      foreign markets risk,
                                                                                  yield securities of U.S    high-yield bond risk,
                                                                                  and foreign companies.     interest rate risk,
                                                                                  May invest up to 100% of   manager risk,
                                                                                  assets in any one sector   mortgage risk, call
                                                                                  at any time. The           risk, sector risk,
                                                                                  Portfolio can invest in    U.S. government
                                                                                  securities having short-,  securities risk, and
                                                                                  medium-, or long-term      zero coupon risk.
                                                                                  maturities and may invest
                                                                                  without limit in
                                                                                  lower-grade, high-yield
                                                                                  debt obligations, also
                                                                                  called "junk bonds."
                                                                                  Foreign investments can
                                                                                  include debt securities
                                                                                  of issuers in developed
                                                                                  markets as well as
                                                                                  emerging markets. Can use
                                                                                  hedging instruments and
                                                                                  certain derivatives.

INVESTMENT ADVISER:        ING PIMCO Core Bond        Maximum total               Invests at least 80% of    Credit risk, currency
Directed Services, Inc.    Portfolio                  return, consistent          assets in debt             risk, debt securities
                                                      with preservation of        securities of varying      risk, derivatives
PORTFOLIO MANAGER:                                    capital and prudent         maturities, with a         risk, emerging markets
Pacific Investment                                    investment                  portfolio duration that    risk, foreign
Management Company LLC                                management.                 normally varies within a   investment risk,
                                                                                  three to six year time     high-yield bond risk,
                                                                                  frame, including up to     interest rate risk,
                                                                                  10% in high-yield debt     leveraging risk,
                                                                                  securities ("junk          liquidity risk,
                                                                                  bonds"); U.S. government   manager risk, market
                                                                                  securities; corporate      and company risk,
                                                                                  debt securities of U.S.    mortgage risk,
                                                                                  and non-U.S. issuers and   portfolio turnover
                                                                                  derivatives. The           risk, securities
                                                                                  Portfolio may invest up    lending risk and U.S.
                                                                                  to 10% of its total        government securities
                                                                                  assets in securities of    risk.
                                                                                  issuers based in
                                                                                  countries with developing
                                                                                  (or "emerging markets")
                                                                                  economies.

INVESTMENT ADVISER:        ING PIMCO High Yield       Maximum total               Invests at least 80% of    Credit risk, currency
Directed Services, Inc.    Portfolio                  return, consistent          assets in a diversified    risk, debt securities
                                                      with preservation of        portfolio of high yield    risk, derivatives
PORTFOLIO MANAGER:                                    capital and prudent         securities ("junk bonds")  risk, emerging markets
Pacific Investment                                    investment                  rated below investment     risk, foreign
Management Company LLC                                management.                 grade but rated at least   investment risk, high
                                                                                  CCC/Caa by Moody's         yield bond risk,
                                                                                  Investors Service, Inc.,   interest rate risk,
                                                                                  Standard and Poor's        leveraging risk,
                                                                                  Rating Service, or Fitch,  liquidity risk,
                                                                                  or if unrated, determined  manager risk, market
                                                                                  to be of comparable        and company risk,
                                                                                  quality, subject to a      mortgage risk,
                                                                                  maximum of 5% of total     securities lending
                                                                                  assets in CCC/Caa          risk and U.S.
                                                                                  securities. The remainder  government securities
                                                                                  of assets may be invested  risk.
                                                                                  in investment grade
                                                                                  fixed-income
                                                                                  investments. May also
                                                                                  invest up to 20% in
                                                                                  non-US dollar-
                                                                                  denominated securities
                                                                                  without limit in U.S.
                                                                                  dollar-denominated
                                                                                  foreign securities (up to
                                                                                  10% in emerging, or
                                                                                  developing markets), and
                                                                                  mortgage and asset-backed
                                                                                  securities. The average
                                                                                  portfolio duration is
                                                                                  two- to six-years. May
                                                                                  invest in derivatives.

INVESTMENT ADVISER:        ING Pioneer Fund           Reasonable income           Invests in a broad list    Convertible securities
Directed Services, Inc.    Portfolio                  and capital growth.         carefully selected         risk, derivatives
                                                                                  securities believed to be  risk, equity
PORTFOLIO MANAGER:                                                                reasonably priced rather   securities risk,
Pioneer Investment                                                                than in securities whose   manager risk, market
Management, Inc.                                                                  price reflects a premium   and company risk and
                                                                                  resulting from their       value investing risk.
                                                                                  current market
                                                                                  popularity. Invests the
                                                                                  major portion of its
                                                                                  assets in equity
                                                                                  securities, primarily of
                                                                                  U.S. issuers. Equity
                                                                                  securities include common
                                                                                  stocks, convertible debt
                                                                                  and other equity
                                                                                  instruments such as
                                                                                  depositary receipts,
                                                                                  warrants, rights and
                                                                                  preferred stock.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING Pioneer Mid Cap Value  Capital appreciation.       Invests at least 80% of    Convertible securities
Directed Services, Inc.    Portfolio                                              assets in equity           risk, debt securities
                                                                                  securities of mid-size     risk, derivatives
PORTFOLIO MANAGER:                                                                companies (companies with  risk, manager risk,
Pioneer Investment                                                                market values within the   market capitalization
Management, Inc.                                                                  range of companies in the  risk, mid-cap company
                                                                                  Russell Midcap Value       risk, market and
                                                                                  Index). Focuses on         company risk, and
                                                                                  companies with             value investing risk.
                                                                                  capitalizations within
                                                                                  the $1 billion to $10
                                                                                  billion range. Equity
                                                                                  securities in which the
                                                                                  Portfolio principally
                                                                                  invests include common
                                                                                  stocks, preferred stocks,
                                                                                  depositary receipts, and
                                                                                  convertible debt.

INVESTMENT ADVISER:        ING Salomon Brothers       Long-term growth of         Invests at least 80% of    Active or frequent
ING Life Insurance and     Aggressive Growth          capital.                    assets in common stocks    trading risk, currency
Annuity Company            Portfolio                                              and related securities,    risk, diversification
                                                                                  such as preferred stock,   risk, depositary
PORTFOLIO MANAGER:                                                                convertible securities     receipt risk, emerging
Salomon Brothers Asset                                                            and depositary receipts,   growth risk, emerging
Management Inc.                                                                   of emerging growth         markets risk, foreign
                                                                                  companies. Investments     investment risk,
                                                                                  may include securities     issuer concentration
                                                                                  listed on a securities     risk, market and
                                                                                  exchange or traded in the  company risk, and OTC
                                                                                  over the counter markets.  investment risk.
                                                                                  May invest in foreign
                                                                                  securities; (including
                                                                                  emerging market
                                                                                  securities) and may have
                                                                                  exposure to foreign
                                                                                  currencies.

INVESTMENT ADVISER:        ING Salomon Brothers All   Capital appreciation        Invests primarily in       Active or frequent
Directed Services, Inc.    Cap Portfolio              through investment in       common stocks and common   trading risk,
                                                      securities believed to      stock equivalents, such    convertible securities
PORTFOLIO MANAGER:                                    have above-average          as preferred stocks and    risk, derivatives
Salomon Brothers Asset                                capital appreciation        convertibles, typically    risk, diversification
Management Inc                                        potential.                  of large, well-known       risk, manager risk,
                                                                                  companies, but may also    market and company
                                                                                  invest a significant       risk, mid-cap company
                                                                                  portion of its assets in   risk, securities
                                                                                  securities of small to     lending risk, small
                                                                                  medium-sized companies.    company risk,
                                                                                  May invest in              undervalued securities
                                                                                  non-dividend paying        risk, and value
                                                                                  common stocks and foreign  investing risk.
                                                                                  securities. May invest in
                                                                                  cash equivalents, debt
                                                                                  securities; and
                                                                                  derivatives. May borrow
                                                                                  up to 15% of its assets.
                                                                                  The Portfolio is non-
                                                                                  diversified.

INVESTMENT ADVISER:        ING Salomon Brothers       Long-term growth of         Invests in equity          Credit risk, debt
Directed Services, Inc.    Investors Portfolio        capital. Current income     securities of U.S.         securities risk,
                                                      is a secondary objective.   companies, focusing on     growth investing risk,
PORTFOLIO MANAGER:                                                                established large          income risk, interest
Salomon Brothers Asset                                                            capitalization companies   rate risk, manager
Management Inc.                                                                   (over $5 billion in        risk, market and
                                                                                  market capitalizations)    company risk, sector
                                                                                  with growth potential at   risk, securities
                                                                                  a reasonable cost. May     lending risk and value
                                                                                  invest in other equity     investing risk.
                                                                                  securities. May invest in
                                                                                  income producing
                                                                                  securities such as debt
                                                                                  securities, including
                                                                                  high-yield debt
                                                                                  securities ("junk
                                                                                  bonds"), and more than
                                                                                  25% of total assets in
                                                                                  securities of companies
                                                                                  in one or more market
                                                                                  sectors.

INVESTMENT ADVISER:        ING T. Rowe Price Capital  Over the long-term, a high  Invests amongst three      Allocation risk,
Directed Services, Inc.    Appreciation Portfolio     total investment return,    asset classes: equity      convertible securities
                                                      consistent with the         securities, debt           risk, credit risk,
PORTFOLIO MANAGER:                                    preservation of capital     securities (including up   debt securities risk,
T. Rowe Price Associates,                             and with prudent            to 15% in high yield or    derivatives risk,
Inc.                                                  investment risk.            "junk bonds"), and money   foreign investment
                                                                                  market instruments. Up to  risk, high-yield bond
                                                                                  25% of the Portfolio's     risk, income risk,
                                                                                  net assets may be          interest rate risk,
                                                                                  invested in foreign        manager risk, market
                                                                                  equity securities. May     and company risk,
                                                                                  purchase debt securities   market capitalization
                                                                                  of any maturity and        risk, mid-cap company
                                                                                  credit quality.            risk, securities
                                                                                                             lending risk, special
                                                                                                             situations risk, and
                                                                                                             value investing risk.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND          INVESTMENT OBJECTIVE          MAIN INVESTMENTS            MAIN RISKS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING T. Rowe Price          Long-term capital           Invests at least 80% of    Active or frequent
ING Life Insurance and     Diversified Mid Cap        appreciation.               assets in equity           trading risk,
Annuity Company            Growth Portfolio                                       securities of companies    derivatives risk,
                                                                                  having a market            foreign investment
PORTFOLIO MANAGER:                                                                capitalization within the  risk, growth stock
T. Rowe Price Associates                                                          range of companies in the  risk, market and
Inc.                                                                              Russell MidCap Growth      company risk, mid-cap
                                                                                  Index or the S&P Mid Cap   company risk, and
                                                                                  400 Index. Focuses on      over-the-counter
                                                                                  midsize companies whose    ("OTC") investment
                                                                                  earnings are expected to   risk.
                                                                                  grow at a rate faster
                                                                                  than the average company.
                                                                                  Other securities in which
                                                                                  the Portfolio may invest
                                                                                  include foreign stocks
                                                                                  and futures, and options.

INVESTMENT ADVISER:        ING T. Rowe Price Equity   Substantial dividend        Invests at least 80% of    Debt securities risk,
Directed Services, Inc.    Income Portfolio           income as well as long-     its assets in common       derivatives risk,
                                                      term growth of capital.     stocks, with 65% in the    foreign investment
PORTFOLIO MANAGER:                                                                common stocks of well-     risk, manager risk,
T. Rowe Price Associates,                                                         established companies      market and company
Inc.                                                                              paying above-average       risk, securities
                                                                                  dividends. May invest in   lending risk,
                                                                                  convertible securities,    undervalued securities
                                                                                  warrants, preferred        risk, and value
                                                                                  stocks, foreign            investing risk.
                                                                                  securities, debt
                                                                                  securities (including
                                                                                  high yield debt
                                                                                  securities) and futures
                                                                                  and options.

INVESTMENT ADVISER:        ING T. Rowe Price Growth   Long-term capital growth,   Invests at least 80% of    Active or frequent
ING Life Insurance and     Equity Portfolio           and secondarily,            assets in common stocks.   trading risk, currency
Annuity Company                                       increasing dividend         Concentrates in growth     risk, depositary
                                                      income.                     companies. The Portfolio   receipt risk,
PORTFOLIO MANAGER:                                                                may have exposure to       derivatives risk,
T. Rowe Price Associates,                                                         foreign currencies and     emerging markets risk,
Inc.                                                                              investment may include     foreign investment
                                                                                  foreign securities,        risk, growth investing
                                                                                  hybrids, depositary        risk, and market and
                                                                                  receipt securities and     company risk.
                                                                                  derivatives.

INVESTMENT ADVISER:        ING UBS U.S. Large Cap     Long-term growth of         Invests at least 80% of    Active and frequent
ING Life Insurance and     Equity Portfolio           capital and future income.  net assets in U.S. large   trading, derivatives
Annuity Company                                                                   capitalization equity      risk, market and
                                                                                  securities (defined as     company risk, OTC
PORTFOLIO MANAGER:                                                                those with a market        investment risk,
UBS Global Asset                                                                  capitalization range       mid-cap company risk,
Management (Americas)                                                             equal to that of the       small company risk,
Inc.                                                                              Russell 1000 Index).       and stock risk.
                                                                                  Investments may include
                                                                                  dividend-paying
                                                                                  securities, common stock
                                                                                  and preferred stock. In
                                                                                  general, the Portfolio
                                                                                  emphasizes large
                                                                                  capitalization stocks,
                                                                                  but also may hold small
                                                                                  and intermediate cap
                                                                                  stocks. The Portfolio may
                                                                                  use options, futures, and
                                                                                  other derivatives.

INVESTMENT ADVISER:        ING Van Kampen Comstock    Seeks capital growth and    Invests in equity          Active or frequent
ING Life Insurance and     Portfolio                  income.                     securities of companies    trading risk,
Annuity Company                                                                   of any market-             convertible securities
                                                                                  capitalization; up to 10%  risk, currency risk,
PORTFOLIO MANAGER:                                                                of assets in high-quality  derivatives risk,
Van Kampen (Morgan                                                                short-term debt            foreign investment
Stanley Investment                                                                securities and investment  risk, interest rate
Management, Inc.)                                                                 grade corporate debt       risk, market and
                                                                                  securities; up to 25% of   company risk, mid-cap
                                                                                  assets in foreign          company risk, small
                                                                                  securities; and            company  risk, and
                                                                                  derivatives. Equity        stock risk.
                                                                                  securities in which the
                                                                                  Portfolio may invest
                                                                                  includes common and
                                                                                  preferred stocks and
                                                                                  convertible securities.

INVESTMENT ADVISER:        ING Van Kampen Equity and  Total return, consisting    Invests at least 80% of    Active or frequent
ING Life Insurance and     Income Portfolio           of long-term capital        it net assets in equity    trading risk, asset
Annuity Company                                       appreciation and current    and income securities.     allocation risk, call
                                                      income.                     Invests primarily in       risk, convertible
PORTFOLIO MANAGER:                                                                income-producing equity    securities risk,
Van Kampen (Morgan Stanley                                                        instruments (including     credit risk,
Investment Management,                                                            common stock, preferred    derivatives risk,
Inc.)                                                                             stock and convertible      foreign markets risk,
                                                                                  securities) and            interest rate risk,
                                                                                  investment grade quality   market and company
                                                                                  debt securities. Invests   risk, mid-cap company
                                                                                  at least 65% in income     risk, and small
                                                                                  producing equity           company risk.
                                                                                  securities and up to 25%
                                                                                  in foreign securities.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER          UNDERLYING FUND           INVESTMENT OBJECTIVE          MAIN INVESTMENTS             MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING Van Kampen Equity      Long-term capital           Invests at least 80% of    Growth investing risk,
Directed Services,         Growth Portfolio           appreciation.               assets of the Portfolio    manager risk, market
Inc.                                                                              in equity securities       and company risk, and
                                                                                  primarily of growth-       portfolio turnover
PORTFOLIO MANAGER:                                                                oriented U.S. companies    risk.
Van Kampen (Morgan                                                                and, to a limited extent,
Stanley Investment                                                                of foreign companies that
Management, Inc.)                                                                 are listed on U.S.
                                                                                  exchanges or traded in
                                                                                  U.S. markets.

INVESTMENT ADVISER:        ING Van Kampen Global      Long-term capital           Invests primarily in       Currency risk,
Directed Services, Inc.    Franchise Portfolio        appreciation.               equity securities of       derivatives risk,
                                                                                  companies of any size      diversification risk,
PORTFOLIO MANAGER:                                                                located throughout the     emerging markets risk,
Van Kampen (Morgan                                                                world, based on a value    foreign investment
Stanley Investment                                                                investing approach.        risk, manager risk,
Management, Inc.)                                                                 Invests at least 65% in    market and company
                                                                                  securities of issuers      risk, market
                                                                                  from at least three        capitalization risk,
                                                                                  different countries,       mid-cap company risk,
                                                                                  which may include the      small company risk,
                                                                                  United States. May invest  undervalued
                                                                                  in securities of issuers   securities risk, and
                                                                                  in emerging markets and    value investing risk.
                                                                                  derivatives. The
                                                                                  Portfolio is
                                                                                  non-diversified.

INVESTMENT ADVISER:        ING Van Kampen Growth      Long-term growth of         Invests primarily in       Convertible securities
Directed Services,         and Income Portfolio       capital and income          income-producing equity    risk, debt securities
Inc.                                                                              securities of issuers      risk, derivatives risk,
                                                                                  of any size, but with a    foreign investment
PORTFOLIO MANAGER:                                                                focus on                   risk, growth investing
Van Kampen (Morgan                                                                larger-capitalization      risk, manager risk,
Stanley Investment                                                                companies, including       market and company
Management, Inc.)                                                                 common stocks and          risk, market
                                                                                  convertibles; although     capitalization risk,
                                                                                  investments are also made  mid-cap company risk,
                                                                                  in investment grade debt   and small company risk.
                                                                                  securities, foreign
                                                                                  securities (up to 25%),
                                                                                  and derivatives.

INVESTMENT ADVISER:        ING Van Kampen Real        Capital appreciation.       Invests at least 80% of    Derivatives risk,
Directed Services, Inc.    Estate Portfolio           Current income is a         its assets in equity       diversification
                                                      secondary objective.        securities of companies    risk, industry
PORTFOLIO MANAGER:                                                                in U.S. real estate        concentration risk,
Van Kampen (Morgan                                                                industry that are listed   manager risk, market
Stanley Investment                                                                on national exchanges or   and company risk,
Management, Inc.)                                                                 the NASDAQ. The Portfolio  mortgage risk, REIT
                                                                                  is non-diversified. May    risk, and sector
                                                                                  also invest in debt or     risk.
                                                                                  convertible securities
                                                                                  of companies whose
                                                                                  products and services
                                                                                  related to the real
                                                                                  estate industry, up to
                                                                                  25% in financial
                                                                                  institutions which issue
                                                                                  or service mortgages,
                                                                                  securities of companies
                                                                                  which have significant
                                                                                  real estate holdings, up
                                                                                  to 20% in high yield
                                                                                  debt securities and
                                                                                  convertible bonds,
                                                                                  mortgage- and
                                                                                  asset-backed securities
                                                                                  and covered options on
                                                                                  securities and stock
                                                                                  indexes.

INVESTMENT ADVISER:        ING VP Balanced Portfolio  Maximize investment return  Invests in a mixture of    Convertible securities
ING Investments, LLC                                  with reasonable safety of   equity securities such     risk, derivatives risk,
                                                      principal.                  as common and preferred    foreign investment
PORTFOLIO MANAGER:                                                                stock, debt such as        risk, high yield debt
ING Investment                                                                    bonds, mortgage-related    securities risk,
Management Co.                                                                    and other asset-backed     interest rate risk,
                                                                                  securities, U.S.           mortgage risk, price
                                                                                  government securities      volatility risk and
                                                                                  and money market           U.S. government
                                                                                  instruments. Typically     securities risk.
                                                                                  maintains 60% in
                                                                                  equities and 40% in
                                                                                  debt. May also invest
                                                                                  in convertible
                                                                                  securities, foreign
                                                                                  debt securities and
                                                                                  derivatives.

INVESTMENT ADVISER:        ING VP Growth and Income   Maximize total return.      Invests at least 65% of    Convertible securities
ING Investments, LLC       Portfolio                                              assets in equity           risk, derivatives risk,
                                                                                  securities of large U.S.   foreign investment
PORTFOLIO MANAGER:                                                                companies believed to      risk, market trends
ING Investment                                                                    have above-average growth  risk, price volatility
Management Co.                                                                    potential. Strategically   risk, portfolio
                                                                                  invests in mid-sized       turnover risk and
                                                                                  companies and up to 25%    securities lending
                                                                                  in foreign issuers. May    risk.
                                                                                  invest in derivatives.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER          UNDERLYING FUND           INVESTMENT OBJECTIVE          MAIN INVESTMENTS             MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:        ING VP Growth Portfolio    Growth of capital.          Invests primarily in       Convertible securities
ING Investments, LLC                                                              equity securities of       risk, derivatives risk,
                                                                                  large U.S. companies       foreign investment
PORTFOLIO MANAGER:                                                                believed to have growth    risk, growth investing
ING Investment                                                                    potential, although it     risk, portfolio
Management Co.                                                                    may invest in companies    turnover risk, price
                                                                                  of any size. The           volatility risk, and
                                                                                  Portfolio may also invest  securities lending
                                                                                  in derivatives and         risk.
                                                                                  foreign securities.

INVESTMENT ADVISER:        ING VP High Yield          High level of current       Invests at least 80% of    Credit risk,
ING Investments, LLC       Bond Portfolio             income and total return.    its assets in a portfolio  derivatives risk,
                                                                                  of high-yield bonds        foreign investment
PORTFOLIO MANAGER:                                                                ("junk bonds"). May also   risk, high yield bond
ING Investment                                                                    invest in investment       risk, illiquid
Management Co.                                                                    grade debt securities,     securities risk,
                                                                                  common stocks and          interest rate risk,
                                                                                  preferred stocks, U.S.     portfolio turnover
                                                                                  government securities,     risk, price volatility
                                                                                  and money market           risk, and securities
                                                                                  instruments.               lending risk.

INVESTMENT ADVISER:        ING VP Index Plus          Outperform the total        Invests at least 80% of    Derivatives risk,
ING Investments, LLC       LargeCap Portfolio         return performance of the   assets in equity           manager risk, price
                                                      Standard & Poor's 500       securities included in     volatility risk
PORTFOLIO MANAGER:                                    Composite Stock Price       the S&P 500 Index. May     and securities lending
ING Investment                                        Index ("S&P 500 Index").    also invest in             risk.
Management Co.                                                                    derivatives and other
                                                                                  investment companies.

INVESTMENT ADVISER:        ING VP Index Plus MidCap   Outperform the total        Invests at least 80% of    Derivatives risk,
ING Investments, LLC       Portfolio                  return performance of the   assets in equity           manager risk, mid-cap
                                                      Standard & Poor's MidCap    securities included in     companies risk, price
PORTFOLIO MANAGER:                                    400 Index ("S&P 400         the S&P 400 Index. May     volatility risk and
ING Investment                                        Index").                    invest in derivatives.     securities lending
Management Co.                                                                                               risk.

INVESTMENT ADVISER:        ING VP Index Plus          Outperform the total        Invests at least 80% of    Derivatives risk,
ING Investments, LLC       SmallCap Portfolio         return performance of the   assets in stocks included  manager risk, price
                                                      Standard & Poor's           in the S&P 600 Index.      volatility risk,
PORTFOLIO MANAGER:                                    SmallCap 600 Index          May invest in              securities lending risk
ING Investment                                        ("S&P 600 Index"), while    derivatives.               and small companies
Management Co.                                        maintaining a market level                             risk.
                                                      of risk.

INVESTMENT ADVISER:        ING VP Intermediate Bond   Maximize total return       Invests at least 80% of    Credit risk, debt
ING Investments, LLC       Portfolio                  consistent with reasonable  its assets in a portfolio  securities risk,
                                                      risk.                       of bonds including         derivatives risk,
PORTFOLIO MANAGER:                                                                government, corporate,     extension risk,
ING Investment                                                                    and mortgage bonds. May    foreign investment
Management Co.                                                                    also invest in high-yield  risk, high yield bond
                                                                                  bonds ("junk bonds") but   risk, interest rate
                                                                                  will seek to maintain a    risk, mortgage risk,
                                                                                  minimum average quality    prepayment risk,
                                                                                  rating of investment       price volatility
                                                                                  grade. May also invest in  risk, portfolio
                                                                                  preferred stocks, high     turnover risk,
                                                                                  quality money market       securities lending
                                                                                  instruments, municipal     risk and U.S.
                                                                                  bonds, debt securities of  government securities
                                                                                  foreign issuers,           risk.
                                                                                  mortgage- and
                                                                                  asset-backed securities,
                                                                                  options and future
                                                                                  contracts involving
                                                                                  securities, security
                                                                                  indices and interest
                                                                                  rates. May engage in
                                                                                  dollar role transactions
                                                                                  and swap agreements.

INVESTMENT ADVISER:        ING VP International       Seeks long-term capital     Invests at least 80% of    Convertible
ING Investments, LLC       Equity Portfolio           growth.                     its assets in equity       securities risk,
                                                                                  securities. At least 65%   derivatives risk,
PORTFOLIO MANAGER:                                                                of the Portfolio's assets  foreign investment
ING Investment Management                                                         will normally be invested  risk, market trends
Co.                                                                               in securities of           risk, portfolio
                                                                                  companies of any size      turnover risk, price
                                                                                  principally traded in      volatility risk and
                                                                                  three or more countries    securities lending
                                                                                  outside of the U.S. These  risk.
                                                                                  securities include common
                                                                                  stocks and convertibles.
                                                                                  May invest in derivative
                                                                                  instruments.

--------------------------------------------------------------------------------
         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)
--------------------------------------------------------------------------------


  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND         INVESTMENT OBJECTIVE           MAIN INVESTMENTS             MAIN RISKS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:         ING VP MidCap            Long-term capital          Invests at least 80% of its     Market trends risk,
ING Investments, LLC        Opportunities Portfolio  appreciation.              assets in equity securities of  mid-cap company
                                                                                medium-sized U.S. companies     risk, portfolio
PORTFOLIO MANAGER:                                                              (defined as those whose market  turnover risk, price
ING Investment                                                                  capitalizations fall within     volatility risk and
Management Co.                                                                  the range of companies in the   securities lending
                                                                                Russell MidCap Growth Index)    risk.
                                                                                believed to have growth
                                                                                potential.

INVESTMENT ADVISER:         ING VP Real Estate       Total return.              Invests at least 80% of its     Illiquid securities
ING Investments, LLC        Portfolio                                           assets in common and preferred  risk, industry risk,
                                                                                stocks of U.S. real estate      initial public
PORTFOLIO MANAGER:                                                              investment trusts ("REITs")     offerings risk,
ING Clarion Real Estate                                                         and real estate companies of    manager risk, market
Securities L.P.                                                                 any market capitalization.      trends risk,
                                                                                Will generally not invest in    non-diversification
                                                                                companies with market           risk, price
                                                                                capitalizations of less than    volatility risk,
                                                                                $1 million. May invest in       real estate risk,
                                                                                initial public offerings.       securities lending
                                                                                                                risk.

INVESTMENT ADVISER:         ING VP Small Company     Growth of capital.         Invests in at least 80% of      Derivatives risk,
ING Investments, LLC        Portfolio                                           assets in equity securities of  foreign investment
                                                                                small-sized U.S. companies      risk, market trends
PORTFOLIO MANAGER:                                                              (defined as those included in   risk, price
ING Investment                                                                  the S&P SmallCap 600 Index or   volatility risk,
Management Co.                                                                  Russell 2000 Index) believed    securities lending
                                                                                to have growth potential. The   risk and small
                                                                                Portfolio may also invest in    company risk.
                                                                                derivatives and, to a limited
                                                                                extent, foreign securities.

INVESTMENT ADVISER:         ING VP SmallCap          Long-term capital          Invests at least 80% of its     Market trends risk,
ING Investments, LLC        Opportunities Portfolio  appreciation.              assets in equity securities of  portfolio turnover
                                                                                smaller, lesser-known U.S.      risk, price
PORTFOLIO MANAGER:                                                              companies (defined as those     volatility risk,
ING Investment                                                                  with market capitalizations     securities lending
Management Co.                                                                  that fall within the range of   risk and small
                                                                                companies in the Russell 2000   company risk.
                                                                                Growth Index) believed to have
                                                                                growth potential.

INVESTMENT ADVISER:         ING VP Value Opportunity Growth of capital.         Invests at least 65% of its     Foreign investment
ING Investments, LLC        Portfolio                                           total assets in common stocks.  risk, price
                                                                                The Portfolio may invest in     volatility risk,
PORTFOLIO MANAGER:                                                              companies of any size although  securities lending
ING Investment                                                                  it tends to invest a majority   risk and value
Management Co.                                                                  of its assets in companies      investing risk.
                                                                                with a market capitalization
                                                                                greater than $1 billion. May
                                                                                also invest the remaining 35%
                                                                                in other types of securities
                                                                                including foreign securities
                                                                                and securities of smaller
                                                                                companies.

--------------------------------------------------------------------------------
                            MORE INFORMATION ON RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the LifeStyle
Portfolios:

ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the LifeStyle Portfolios. Furthermore, ING Investments' allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY


The performance of the LifeStyle Portfolios depends on the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.


TEMPORARY DEFENSIVE POSITIONS

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when ING Investments or an investment adviser believes that adverse market, economic, political or other conditions may affect a Portfolio or Underlying Fund, respectively. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value.

CONFLICT OF INTEREST


In making decisions on the allocation of the assets of the LifeStyle Portfolios among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment manager to the LifeStyle Portfolios, and it or an affiliate serves as investment manager to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING Investments, while others do not. ING Investments subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Fund or to ING Investments or an affiliate. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a LifeStyle Portfolio.


ING Investments has informed the Trust's Board that its investment process may be influenced by an independent consulting firm, and that it has developed an investment process using an allocation committee to make sure that the LifeStyle Portfolios are managed in the best interest of shareholders of the LifeStyle Portfolios. Nonetheless, investors bear the risk that ING Investments' allocation decisions may be affected by its conflicts of interest.

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:


ACTIVE OR FREQUENT TRADING RISK. An Underlying Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may generate expenses and

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------


could detract from the Underlying Fund's performance. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

ALLOCATION RISK. An Underlying Fund will allocate its investments between equity and fixed-income securities, and among various segments of the equity and fixed-income markets, based upon judgments made by a Portfolio Manager. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


BORROWING AND LEVERAGE RISK. An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund's return.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.


CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

CREDIT RISK. The Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. The price of a security an Underlying Fund holds may fall due to changing economic, political or market conditions or disappointing earnings results. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.

CURRENCY RISK. Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.


DEFENSIVE INVESTING RISK. Certain Underlying Funds may invest a substantial portion of their assets in money market instruments, repurchase agreements and U.S. government debt, including when it is is investing for temporary defensive purposes, which could reduce the underlying returns.

DEPOSITARY RECEIPT RISK. An Underlying Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


DERIVATIVES RISK. An Underlying Fund may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. An Underlying Fund may also use a variety of currency

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------


hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

DIVERSIFICATION RISK. Each Portfolio may invest in Underlying Funds that are considered "non-diversified." An Underlying Fund subject to diversification risk may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"). This means that the Underlying Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund. The investment of a large percentage of an Underlying Fund's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Underlying Fund's share price to fluctuate more than that of a diversified company.


EMERGING GROWTH RISK. A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Portfolio's net asset value and the value of your investment.


EMERGING MARKETS RISK. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.


EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.


FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments.

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------


Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipt ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.


GEOGRAPHIC FOCUS RISK. Concentrating investments in a limited number of countries, may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.


GROWTH INVESTING RISK. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Growth-oriented stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


GROWTH STOCK RISK. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.


HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.


INCOME RISK. The possibility that an Underlying Fund's dividends will decline as a result of falling overall interest rates. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.


INDUSTRY CONCENTRATION RISK. An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

INFLATION RISK. Inflation may result in higher prices for goods and services and thus erode the value of an Underlying Fund's investment returns.



INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

INVESTMENT BY FUNDS-OF-FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including the LifeStyle Portfolios. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by the LifeStyle Portfolios and will attempt to minimize any adverse effects on the Underlying Funds and the LifeStyle Portfolios as a result of these transactions. So long as an Underlying Fund

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------


accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 or under the terms of an exemptive order granted by the SEC.

INVESTMENT MODELS RISK. The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other portfolios that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

ISSUER CONCENTRATION RISK. Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.


LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, borrowing for investment purposes, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives also may create leveraging risk. To mitigate leveraging risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


MANAGER RISK. An Underlying Fund's Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve an Underlying Fund's objective, and an Underlying Fund's investment adviser could do a poor job in executing an investment strategy. An Underlying Fund's investment adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

MARKET AND COMPANY RISK. The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small-and

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small-and medium-capitalization companies may decline significantly in market downturns.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund's fixed-income investments will affect the volatility of the Underlying Fund's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, an Underlying Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.


PORTFOLIO TURNOVER RISK. Changes to the investment of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

REAL ESTATE INVESTMENT TRUST ("REIT") RISK. Investment in REITs exposes an Underlying Fund to the risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

RESTRICTED AND ILLIQUID SECURITIES RISK. If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the portfolio manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

SECTOR RISK. An Underlying Fund may, at times, invest significant assets in securities of issuers in one or more sector of the economy or stock market, such as technology. To the extent an Underlying Fund's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Underlying Fund than it would on an Underlying Fund that has securities representing a broader range of investments.

SECURITIES LENDING RISK. An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When the Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

SHORT SALES RISK. Certain Underlying Funds may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. An Underlying Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must

--------------------------------------------------------------------------------
                      MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or loses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.


SOVEREIGN DEBT RISK. Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


SPECIAL SITUATIONS RISK. Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated result.


STOCK RISK. Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. Equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The investment adviser to an Underlying Fund invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

U.S. GOVERNMENT SECURITIES RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


VALUE INVESTING RISK. Certain Underlying Funds invest in "value" stocks. An investment adviser to an Underlying Fund may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach

--------------------------------------------------------------------------------
                     MORE INFORMATION ON RISKS (CONTINUED)
--------------------------------------------------------------------------------

what the portfolio manager believes are their full values. A particular risk of an Underlying Fund's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund's relative performance may suffer.

ZERO-COUPON RISK. Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.


--------------------------------------------------------------------------------
                     MANAGEMENT AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

MANAGEMENT OF THE LIFESTYLE PORTFOLIOS


INVESTMENT ADVISER. ING Investments serves as the investment adviser for each of the Portfolios. ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management, with locations in more than 65 countries and more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. As of December 31, 2004, ING Investments managed over $37.3 billion in assets. ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the LifeStyle Portfolios' Statement of Additional Information.

ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more LifeStyle Portfolios. For its investment management services provided to each Portfolio, ING Investments will receive a management fee equal to 0.14% of each Portfolio's average daily net assets.


ASSET ALLOCATION COMMITTEE. An Asset Allocation Committee at ING Investments reviews the allocation of Portfolio assets. The Committee considers the quarterly and annual recommendations of Ibbotson Associates, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.



The members of the Asset Allocation Committee are: William A. Evans, Jeffery Stout and Stan Vyner.

The Statement of Additional Information provides additional information about each Asset Allocation Committee member's compensation, other funds managed by each Asset Allocation Committee member and each Asset Allocation Committee member's ownership of securities in the LifeStyle Portfolios.



INFORMATION ABOUT IBBOTSON ASSOCIATES. Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

--------------------------------------------------------------------------------
               MANAGEMENT AND OTHER SERVICE PROVIDERS (continued)
--------------------------------------------------------------------------------

PORTFOLIO DISTRIBUTION

Directed Services, Inc. ("DSI") is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

ADMINISTRATOR

ING Funds Services, LLC ("ING Funds Services"), an affiliate of ING Investments, will provide the LifeStyle Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.

--------------------------------------------------------------------------------
                            INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

The Portfolios are available to serve as investment options under Variable Contracts issued by insurance companies that may or may not be part of the ING Groep N.V. group of companies. You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract or life insurance policy.

The insurance company that issued your Variable Contract is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult the accompanying variable contract prospectus for additional information about how this works.


CLASSES OF SHARES

The LifeStyle Portfolios are classified into Service 1 and Service 2 Class shares. Only Service 2 Class shares are offered through this Prospectus.

RULE 12b-1 DISTRIBUTION FEES

The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Service 2 shares of each LifeStyle Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, as the Distributor, to pay or reimburse certain distribution-related expenses. DSI has agreed to waive 0.10% of the distribution fee for Service 2 shares. The expense waiver will continue through at least May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of a LifeStyle Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:

(a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;

(b) expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

(c)  holding seminars and sales meetings designed to promote Trust shares;

--------------------------------------------------------------------------------
                      INFORMATION FOR INVESTORS (CONTINUED)
--------------------------------------------------------------------------------


(d) obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio's investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio's Service 2 shares;

(e)  training sales personnel regarding the Trust;

(f) compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and

(g) financing any other activity that the Trust's Board of Trustees ("Board") determines is primarily intended to result in the sale of the portfolios' Service 2 shares.

SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Service 2 shares of each LifeStyle Portfolio. The Agreement allows DSI, as the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Service 2 shares and their beneficial shareholders, including variable contract owners with interests in the LifeStyle Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of a LifeStyle Portfolio's average daily net assets attributable to its Service 2 shares. However, DSI has agreed to waive 0.25% of the shareholder service fee for the Service 2 shares. The expense waiver will continue through May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.00% (not to exceed 0.25% under the current Agreement).



HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the LifeStyle Portfolios' 12b-1 Distribution Plan, the LifeStyle Portfolios' Investment Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The LifeStyle Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the LifeStyle Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these LifeStyle Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Investment Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the LifeStyle Portfolios. Additionally, if a LifeStyle Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the LifeStyle Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the LifeStyle Portfolios, the Investment Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

--------------------------------------------------------------------------------
                      INFORMATION FOR INVESTORS (CONTINUED)
--------------------------------------------------------------------------------


Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS


The LifeStyle Portfolios are available to serve as investment options offered through variable annuity contracts, variable life insurance policies and as an investment option to Qualified Plans. The LifeStyle Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies and Qualified Plans, for which the LifeStyle Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the LifeStyle Portfolios might be required to redeem the investment of one or more of its separate accounts from the LifeStyle Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.



FREQUENT TRADING - MARKET TIMING


The LifeStyle Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the LifeStyle Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


The LifeStyle Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a LifeStyle Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The LifeStyle Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The LifeStyle Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.


The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by a Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not

--------------------------------------------------------------------------------
                      INFORMATION FOR INVESTORS (CONTINUED)
--------------------------------------------------------------------------------


immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.


Although the policies and procedures known to the LifeStyle Portfolios that are followed by the financial intermediaries that use the LifeStyle Portfolios and the monitoring by the LifeStyle Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the LifeStyle Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the LifeStyle Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the LifeStyle Portfolios' polices and procedures with respect to the disclosure of the LifeStyle Portfolios' portfolio securities is available in the Statement of Additional Information. The LifeStyle Portfolios post their complete portfolio holdings schedule on their website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the LifeStyle Portfolios will post the quarter ending June 30 holdings on August 1). The LifeStyle Portfolios' complete portfolio holdings schedule will, at a minimum, remain available on the LifeStyle Portfolios' website until the LifeStyle Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The LifeStyle Portfolios' website is located at www.ingfunds.com.



NET ASSET VALUE


The net asset value ("NAV") per share for each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The LifeStyle Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for each Portfolio is calculated by taking the value of a Portfolio's assets, subtracting that Portfolio's liabilities, and dividing by the number of shares that are outstanding. Please note that foreign securities may trade in their primary markets on weekends or other days when the LifeStyle Portfolios or Underlying Funds do not price their shares. Therefore, the value of a Portfolio's investments (if an Underlying Fund holds foreign securities) may change on days when an investor will not be able to reallocate between investment options.


The NAVs of the LifeStyle Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.


Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem an Underlying Fund's shares.


When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


   - Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended;

   - Fixed-income securities that have gone into default and for which there is no current market value quotations; and

   -  Securities that are restricted as to transfer or resale.

--------------------------------------------------------------------------------
                      INFORMATION FOR INVESTORS (CONTINUED)
--------------------------------------------------------------------------------


Each Portfolio Manager to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determine its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.


When an insurance company or Qualified Plan is buying shares of the LifeStyle Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualifed Plan participant is received in proper form. When the LifeStyle Portfolios purchase shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

ADDITIONAL INFORMATION ABOUT THE LIFESTYLE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

TAXES AND DISTRIBUTIONS

Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares at least annually. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash.

Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the LifeStyle Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify it investments either directly and/or through the Underlying Funds' investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarily, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status

--------------------------------------------------------------------------------
                     INFORMATION FOR INVESTORS (CONTINUED)
--------------------------------------------------------------------------------

of the LifeStyle Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

REPORTS TO SHAREHOLDERS


The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Because the Service 2 Class shares of the LifeStyle Portfolios had not commenced operations as of December 31, 2004 (the LifeStyle Portfolios' fiscal year end), audited financial highlights are not available.

WHERE TO GO TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated April 29, 2005, has been filed with the SEC, and is made a part of this Prospectus by reference.


Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year and the Auditors' Report.


To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolios' Statement of Additional Information or to make inquiries about the LifeStyle Portfolios, please write to the Trust at 7337
E. Doubletree Ranch Road Scottsdale, Arizona, call (800) 366-0066, or visit our website at www.ingfunds.com.


Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES

John Boyer

J. Michael Earley

R. Barbara Gitenstein

Patrick Kenny

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING LOGO]


04/29/05                                                  SEC File No. 811-05629

                               ING INVESTORS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 29, 2005


             INSTITUTIONAL CLASS, SERVICE CLASS, AND SERVICE 2 CLASS
                            (FORMERLY, ADVISER CLASS)


ING AIM Mid Cap Growth Portfolio                                 ING Marsico Growth Portfolio
ING Alliance Mid Cap Growth Portfolio                            ING Marsico International Opportunities Portfolio
 ING Capital Guardian Managed Global Portfolio                   ING Mercury Focus Value Portfolio
ING Capital Guardian Small/Mid Cap Portfolio (formerly,          ING Mercury Large Cap Growth Portfolio (formerly, ING
ING Capital Guardian Small Cap Portfolio)                          Mercury Fundamental Growth Portfolio)
ING Capital Guardian U.S. Equities Portfolio (formerly,          ING MFS Mid Cap Growth Portfolio
  ING Capital Guardian Large Cap Value Portfolio)
ING Eagle Asset Capital Appreciation Portfolio (formerly,        ING MFS Total Return Portfolio
  ING Eagle Asset Value Equity Portfolio)
ING Evergreen Health Sciences Portfolio                          ING MFS Utilities Portfolio
ING Evergreen Omega Portfolio                                    ING Oppenheimer Main Street Portfolio(R) (formerly, ING MFS
                                                                   Research Portfolio)
ING FMR(SM) Diversified Mid Cap Portfolio                        ING PIMCO Core Bond Portfolio
ING FMR(SM) Earnings Growth Portfolio                            ING PIMCO High Yield Portfolio
ING Global Resources Portfolio (formerly, ING Hard Assets        ING Pioneer Fund Portfolio
  Portfolio)
ING Goldman Sachs Tollkeeper(SM) Portfolio* (formerly, ING       ING Pioneer Mid Cap Value Portfolio
  Goldman Sachs Internet Tollkeeper Portfolio)
ING International Portfolio                                      ING Salomon Brothers All Cap Portfolio
ING Janus Contrarian Portfolio (formerly, ING Janus Special      ING Salomon Brothers Investors Portfolio
  Equity Portfolio)
ING Jennison Equity Opportunities Portfolio                      ING Stock Index Portfolio
ING JPMorgan Emerging Markets Equity Portfolio                   ING T. Rowe Price Capital Appreciation Portfolio
  (formerly, ING Developing World Portfolio)
ING JPMorgan Small Cap Equity Portfolio                          ING T. Rowe Price Equity Income Portfolio
ING JPMorgan Value Opportunities Portfolio                       ING UBS U.S. Allocation Portfolio (formerly, ING UBS U.S.
                                                                   Balanced Portfolio)
ING Julius Baer Foreign Portfolio                                ING Van Kampen Equity Growth Portfolio
ING Legg Mason Value Portfolio (formerly, ING Janus Growth       ING Van Kampen Global Franchise Portfolio
and Income Portfolio)
ING Limited Maturity Bond Portfolio                              ING Van Kampen Growth and Income Portfolio
ING Liquid Assets Portfolio                                      ING Van Kampen Real Estate Portfolio



     This Statement of Additional Information ("SAI") pertains to the Institutional Class ("Class I"), Service Class ("Class S") and the Service 2 Class ("Service 2") shares of the Portfolios listed above (each, a "Portfolio" and collectively, the "Portfolios"), each of which is a separate series of ING Investors Trust ("Trust"). This SAI is not a Prospectus. A Prospectus for the Portfolios that provides the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios' principal underwriter, Directed Services, Inc. This SAI should be read in conjunction with the Prospectuses dated April 29, 2005 for the Class I, Class S, and Service 2 Class shares (the "Prospectuses"). This SAI is incorporated by reference in its entirety into the Prospectuses. In addition, the Financial Statements for certain Portfolios and the independent registered public accounting firm's report thereon, included in such Portfolios' Annual Reports, are incorporated by reference in this SAI.


     The Trust also offers Adviser Class shares. The information in this SAI expands on information contained in the Prospectuses. The Prospectuses and the Annual Report can be obtained without charge by contacting the Trust at the phone number or address below.

                               ING INVESTORS TRUST
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                  800-366-0066

*Goldman Sachs Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS


INTRODUCTION                                                                                      1
HISTORY OF THE TRUST                                                                              1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                                               2
INVESTMENT RESTRICTIONS                                                                          37
   FUNDAMENTAL INVESTMENT RESTRICTIONS                                                           37
   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                                       50
   NON-FUNDAMENTAL INVESTMENT POLICIES                                                           59
MANANGEMENT OF THE TRUST                                                                         62
MANAGEMENT AGREEMENTS                                                                           104
PORTFOLIO MANAGERS                                                                              119
OTHER MANAGED ACCOUNTS                                                                          126
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES                                                       128
EXPENSE LIMITATION AGREEMENT                                                                    200
ADMINISTRATION                                                                                  201
   DISTRIBUTION OF TRUST SHARES                                                                 201
   DISTRIBUTION PLAN                                                                            202
   SHAREHOLDER SERVICING AGREEMENT                                                              203
   CODE OF ETHICS                                                                               209
   DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES                                           209
   PROXY VOTING PROCEDURES                                                                      210
PORTFOLIO TRANSACTIONS AND BROKERAGE                                                            211
   PORTFOLIO TURNOVER                                                                           224
   NET ASSET VALUE                                                                              224
PERFORMANCE INFORMATION                                                                         226
TAXES                                                                                           233
OTHER INFORMATION                                                                               235
   CAPITALIZATION                                                                               235
   VOTING RIGHTS                                                                                235
   PURCHASE OF SHARES                                                                           235
   REDEMPTION OF SHARES                                                                         236
   EXCHANGES                                                                                    236
   CUSTODIAN                                                                                    236
   TRANSFER AGENT                                                                               236
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                236
   LEGAL COUNSEL                                                                                237
   REGISTRATION STATEMENT                                                                       237
   FINANCIAL STATEMENTS                                                                         237
APPENDIX A: DESCRIPTION OF BOND RATINGS                                                         238
APPENDIX B:  PROXY VOTING PROCEDURES AND GUIDELINES                                             240

INTRODUCTION


     This SAI is designed to elaborate upon information contained in the Prospectuses for the Institutional, Service, and Service 2 Class shares of the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser or Manager ("Manager") or portfolio manager ("Portfolio Manager" or "Portfolio Managers") reasonably believes is compatible with the investment objectives and policies of that Portfolio. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given them in the Prospectuses.


HISTORY OF THE TRUST

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 51 investment portfolios. The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). This SAI pertains to the following Portfolios:


ING AIM Mid Cap Growth Portfolio ("AIM Mid Cap Growth")          ING Marsico Growth Portfolio ("Marsico Growth")
ING Alliance Mid Cap Growth Portfolio ("Alliance Mid Cap         ING Marsico International Opportunities Portfolio ("Marsico
  Growth")                                                         International Opportunities")
ING Capital Guardian Managed Global Portfolio ("Capital          ING Mercury Focus Value Portfolio ("Mercury Focus Value")
  Guardian Managed Global")
ING Capital Guardian Small/Mid Cap Portfolio ("Capital           ING Mercury Large Cap Growth Portfolio ("Mercury Large Cap
  Guardian Small/Mid Cap")                                         Growth")
ING Capital Guardian U.S. Equities Portfolio ("Capital           ING MFS Mid Cap Growth Portfolio ("MFS Mid Cap Growth")
  Guardian U.S. Equities")
ING Eagle Asset Capital Appreciation Portfolio ("Eagle Asset     ING MFS Total Return Portfolio ("MFS Total Return")
  Capital Appreciation")
ING Evergreen Health Sciences Portfolio ("Evergreen Health       ING MFS Utilities Portfolio ("MFS Utilities")
  Sciences")
ING Evergreen Omega Portfolio ("Evergreen Omega")                ING Oppenheimer Main Street Portfolio(R) ("Oppenheimer Main
                                                                   Street")
ING FMR(SM) Diversified Mid Cap Portfolio ("FMR(SM)              ING PIMCO Core Bond Portfolio ("PIMCO Core Bond")
  Diversified Mid Cap")
ING FMR(SM) Earnings Growth Portfolio ("FMR(SM) Earnings         ING PIMCO High Yield Portfolio ("PIMCO High Yield")
  Growth")
ING Global Resources Portfolio ("Global Resources")              ING Pioneer Fund Portfolio ("Pioneer Fund")
ING Goldman Sachs Tollkeeper(SM) Portfolio ("Goldman Sachs       ING Pioneer Mid Cap Value Portfolio ("Pioneer Mid Cap Value")
  Tollkeeper")
ING International Portfolio ("International")                    ING Salomon Brothers All Cap Portfolio ("Salomon Brothers
                                                                   All Cap")
ING Janus Contrarian Portfolio ("Janus Contrarian")              ING Salomon Brothers Investors Portfolio ("Salomon Brother
                                                                   Investors")
ING Jennison Equity Opportunities Portfolio ("Jennison Equity    ING Stock Index Portfolio ("Stock Index")
  Opportunities")
ING JPMorgan Emerging Markets Equity Portfolio ("JPMorgan        ING T. Rowe Price Capital Appreciation Portfolio ("T. Rowe
  Emerging Markets Equity")                                        Price Capital Appreciation")
ING JPMorgan Small Cap Equity Portfolio ("JPMorgan Small Cap     ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price
  Equity")                                                         Equity Income")
ING JPMorgan Value Opportunities Portfolio ("JPMorgan Value      ING UBS U.S. Allocation Portfolio ("UBS U.S. Allocation")
  Opportunities")
ING Julius Baer Foreign Portfolio ("Julius Baer Foreign")        ING Van Kampen Equity Growth Portfolio ("Van Kampen Equity
                                                                   Growth")
ING Legg Mason Value Portfolio ("Legg Mason Value")              ING Van Kampen Global Franchise Portfolio ("Van Kampen

                                                                   Global Franchise")
ING Limited Maturity Bond Portfolio ("Limited Maturity Bond")    ING Van Kampen Growth and Income Portfolio ("Van Kampen
                                                                   Growth and Income")
ING Liquid Assets Portfolio ("Liquid Assets")                    ING Van Kampen Real Estate Portfolio ("Van Kampen Real
                                                                   Estate")



     Stock Index does not offer Service Class or Service 2 Class shares. Shares of the ING American Funds Growth Portfolio, ING American Funds International Portfolio, ING American Funds Growth-Income Portfolio, ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio, and ING LifeStyle Aggressive Growth Portfolio are not offered through this SAI. The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies, and restrictions.

     Effective May 1, 2003, the name of the Trust changed to ING Investors Trust. On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust.

     Each of Evergreen Health Sciences, Global Resources, Legg Mason Value (subject to shareholder approval), Janus Contrarian, MFS Utilities, Salomon Brothers All Cap, Van Kampen Global Franchise and Van Kampen Real Estate Portfolios is a "non-diversified company," as such term is defined for purposes of the Investment Company Act of 1940 ("1940 Act"). Each of the Trust's other Portfolios is a "diversified company" within the meaning of that term under the 1940 Act. The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer. When compared with a diversified company, a non-diversified company may invest a greater portion of its assets in a particular issuer, and, therefore, has a greater exposure to the risk of poor earnings or losses by an issuer.


DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES


     U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Portfolio will invest in securities of such agencies or instrumentalities only when the Adviser or Portfolio Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

     Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

MUNICIPAL SECURITIES


     International, Limited Maturity Bond, PIMCO Core Bond, and PIMCO High Yield may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.


     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     International may invest in tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS

     International may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. International may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     International will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Manager or Portfolio Manager to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Manager or Portfolio Manager deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES


     Goldman Sachs Tollkeeper(SM), Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, and PIMCO High Yield may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs").


     PIMCO Core Bond and PIMCO High Yield may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.


     The custodial receipts and trust certificates in which Goldman Sachs Tollkeeper(SM) , PIMCO Core Bond, and PIMCO High Yield may invest may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.


CORPORATE DEBT SECURITIES


     Certain Portfolios may invest in corporate debt securities, as stated in the Portfolios' investment objectives and policies in the relevant Prospectus or in this SAI. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Corporation ("Standard & Poor's" or "S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by S&P or Moody's, of equivalent quality as determined by the Portfolio Manager. Limited Maturity Bond Portfolio may invest in debt securities that are rated Baa3 or better by Moody's or BBB-or better by S&P, if not rated by S&P or Moody's, of equivalent quality as determined by the Portfolio Manager.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.


     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The Portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Moody's or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio's Manager.

HIGH YIELD BONDS


     "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa3 by Moody's or BBB- by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.


     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities.

     The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

PARTICIPATION ON CREDITORS COMMITTEES

     PIMCO High Yield may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Portfolio Manager believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.




BRADY BONDS

     "Brady Bonds" are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

     Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Portfolio.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     Certain Portfolios may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this SAI for further information regarding risks attending investment in foreign securities.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits
(1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

     Certain of the Portfolios invest only in bank and S&L obligations as specified in that Portfolio's investment policies. Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

       (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

       (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and

       (iii) in the case of a foreign bank, the security is, in the determination of the Portfolio Manager, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.




     SAVINGS ASSOCIATION OBLIGATIONS

     International may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

COMMERCIAL PAPER


     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     All of the Portfolios may invest in commercial paper (including variable rate master demand notes and extendable commercial notes ("ECN"), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.


     Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Portfolio may invest in them only if the Portfolio Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

MORTGAGE-BACKED SECURITIES

     The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. See, "U.S. Government Securities."

     Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or-asset backed securities.


     STRIPPED MORTGAGE-BACKED SECURITIES

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.


     FOREIGN-RELATED MORTGAGE SECURITIES

     Certain Portfolios (including AIM Mid Cap Growth, International, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, JPMorgan Small Cap Equity, Julius Baer Foreign, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, PIMCO High Yield, Salomon Brothers All Cap, Salomon Brothers Investors, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and UBS U.S. Allocation) may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.


     AGENCY MORTGAGE SECURITIES

     The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

     GNMA CERTIFICATES

     Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.




     PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

     These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

     SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which certain Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

     Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     A Portfolio Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Portfolio Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Portfolio Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Portfolio Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

     Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

     A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

     The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

     Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

     The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

     ASSET-BACKED SECURITIES

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Asset-backed securities include Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities also include Aircraft Lease Receivables ("ALRs"). ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

     Asset-backed securities can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

COLLATERALIZED DEBT OBLIGATIONS

     PIMCO Core Bond and PIMCO High Yield may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     LOAN PARTICIPATIONS


     PIMCO Core Bond, PIMCO High Yield, Stock Index, and UBS U.S. Allocation may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests in which the Portfolios intend to invest may not be rated by any nationally recognized rating service.


     When purchasing loan participations, the Portfolios assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness a Portfolio has direct recourse against a borrower, the Portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, the Portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower's obligation or that the collateral can be liquidated. If a Portfolio invests in loan participations with poor credit quality, the Portfolio bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. The valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price.

     DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

     PIMCO Core Bond, PIMCO High Yield, and Stock Index may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("Board"), in an amount sufficient to meet such commitments. PIMCO Core Bond, PIMCO High Yield, and Stock Index may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio's investment restriction relating to the lending of funds or assets.

ZERO-COUPON AND PAY-IN-KIND BONDS

     Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

     The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy a Portfolio's distribution obligations.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

INFLATION-INDEXED BONDS

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS


     "Event-linked bonds" are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.


GUARANTEED INVESTMENT CONTRACTS

     Certain Portfolios, including International, may invest in guaranteed investment contracts ("GICs") which are issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit Portfolio. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

CREDIT-LINKED NOTES

     Certain Portfolios, including International, may invest in credit-linked notes ("CLNs" or "CLN") which are generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Portfolio's investment objective, including the Liquid Asset Portfolio. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investments.

TRUST-PREFERRED SECURITIES

     Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by the Portfolio as debt investment. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution's common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

     In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

     In identifying the risks associated with trust-preferred securities, the Manager or Portfolio Manager will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES

     Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

     Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Portfolio Manager will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK

     Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

     Certain Portfolios may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

WARRANTS

     Certain Portfolios may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

     Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES

     Certain Portfolios may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES

     Certain Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

The Portfolio's transactions in derivative instruments may include:

        - the purchase and writing of options on securities (including index options) and options on foreign currencies;

        - the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

        - entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

     The success of transactions in derivative instruments depends on the Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

     Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
GENERAL DESCRIPTION OF FUTURES CONTRACTS


     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

     INTEREST RATE FUTURES CONTRACTS

     An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which a Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

     A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.




     OPTIONS ON FUTURES CONTRACTS

     A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Portfolio.

     A Portfolio may use options on futures contracts in connection with hedging strategies. Julius Baer Foreign may invest up to 25% of its total net assets in futures, options, and swaps for hedging and non-hedging purposes. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

     STOCK INDEX FUTURES CONTRACTS

     A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

        (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

             (a)   forego possible price appreciation,

             (b) create a situation in which the securities would be difficult to repurchase, or

             (c)   create substantial brokerage commissions;

        (2) when a liquidation of a Portfolio has commenced or is contemplated, but there is, in a Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

        (3)  to close out stock index futures purchase transactions.

     Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

        (1) if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in a Portfolio, or

        (2)  to close out stock index futures sales transactions.

     Each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, with the exception of Julius Baer Foreign, which may invest in futures contracts and futures options for both hedging and non-hedging purposes. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Portfolio's securities or the price of the securities, which a Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this SAI for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

     A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

     INVESTMENT IN GOLD AND OTHER PRECIOUS METALS


     Some Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Code, each Portfolio (with the exception of Global Resources) intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income. AIM Mid Cap Growth and Julius Baer Foreign may invest up to 5% of its assets in gold and other precious metals.


     Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Portfolio will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

     Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

     GOLD FUTURES CONTRACTS

     A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When a Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. A Portfolio will not engage in these contracts for speculation or for achieving leverage. A Portfolio's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     LIMITATIONS

     When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by a Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     When writing a call option on a futures contract, a Portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

     Julius Baer Foreign is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.


     In addition, UBS U.S. Allocation, FMR(SM) Diversified Mid Cap, and FMR(SM) Earnings Growth will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of a Portfolio's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, a Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Portfolio would exceed 5% of a

Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.


OPTIONS ON SECURITIES AND SECURITIES INDEXES

     PURCHASING OPTIONS ON SECURITIES

     An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, a Portfolio would continue to receive interest income on such security.

     A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities a Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

     A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

RISKS OF OPTIONS TRANSACTIONS

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

     Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.




     WRITING COVERED CALL AND SECURED PUT OPTIONS

     In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.


     Except UBS U.S. Allocation Portfolio, FMR(SM) Diversified Mid Cap, and FMR(SM) Earnings Growth, a Portfolio may write a call or put option only if the option is "covered" or "secured" by a Portfolio holding a position in the underlying securities. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.


     OPTIONS ON SECURITIES INDEXES

     A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

     OVER-THE-COUNTER OPTIONS

     Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, each Portfolio intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if a Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.




     GENERAL

     The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of a Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in a Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

     There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that a Portfolio's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

     Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

     The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

SWAPS

     Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.


     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.


     The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


     For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where a Portfolio is selling credit default protection), however, a Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     CREDIT DEFAULT SWAPS

     Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield, and Stock Index Portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.


     A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

VARIABLE AND FLOATING RATE SECURITIES

     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

LEASE OBLIGATION BONDS

     Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.

STRUCTURED SECURITIES

     Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

INDEXED SECURITIES

     Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS

     Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for

Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet a Portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio. Accordingly, each Portfolio, except for Janus Contrarian, Marsico Growth, Marsico International Opportunities, and Legg Mason Value will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of a Portfolio's return (positive or negative).

DOLLAR ROLL TRANSACTIONS

     Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which a Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, a Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, a Portfolio may or may not take delivery of the securities a Portfolio has contracted to purchase.

     A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by a Portfolio. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to a Portfolio.




WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     All Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, a Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if a Portfolio Manager deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon such sales.




FOREIGN INVESTMENTS

FOREIGN SECURITIES

     Certain Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other securities representing interests in securities of foreign companies (collectively, "Depositary Receipts") that are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.



     Each Portfolio (except JPMorgan Emerging Markets Equity, Global Resources, Janus Contrarian, Legg Mason Value, Marsico Growth, and Marsico International Opportunities) may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. PIMCO Core Bond and PIMCO High Yield may not have more than 10% of its total assets invested in securities of issuers located in emerging market companies. In addition, Global Resources may invest up to 35% of its net assets in securities of issuers located in South Africa. A Portfolio's investments in U.S. issuers are not subject to the foreign country diversification guidelines.


     Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

     Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

     Certain Portfolios, including Evergreen Omega and International, authorized to invest in securities of foreign issuers may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World
Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

DEPOSITARY RECEIPTS

     ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS

     Since certain Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

     FORWARD CURRENCY CONTRACTS

     Certain Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

     A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to

"lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency, unless the Portfolio covers the excess with sufficient segregated assets. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES

     A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Portfolio uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

CURRENCY MANAGEMENT

     A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Portfolio Manager attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

EXCHANGE RATE-RELATED SECURITIES

     Certain of the Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

     Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

SOVEREIGN DEBT

     Certain Portfolios may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities. PIMCO Core Bond may invest in such securities rated B, subject to a maximum of 10% in securities rated Ba and B.

     Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

     Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. A Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

     The issuers of the government debt securities in which a Portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a Portfolio may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

REPURCHASE AGREEMENTS

     All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Portfolio Manager, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

     A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio typically will segregate assets determined to be liquid by the Portfolio Manager to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated are described above and may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. The Goldman Sachs Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not invest in reverse repurchase agreements.

OTHER INVESTMENT COMPANIES

          An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Portfolio invests in other investment companies, shareholders of the Portfolio bear their proportionate share of the underlying investment companies' fees and expenses.


     T. Rowe Price Equity Income and T. Rowe Price Capital Appreciation may, however, invest in shares of the T. Rowe Price Reserve Investment and Government Reserve Investment Funds and Janus Contrarian may invest in shares of Janus' Money Market Funds, each pursuant to the receipt of an SEC exemptive order. Other Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act. International Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies.


     EXCHANGE-TRADED FUNDS ("ETFS")


     An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying indices. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the Portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a Portfolio invests in ETFs, shareholders of the Portfolio bear their proportionate share of the underlying ETF's fees and expenses.


          STANDARD & POOR'S DEPOSITARY RECEIPTS


     Each of AIM Mid Cap Growth, Eagle Asset Capital Appreciation, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), Janus Contrarian, Jennison Equity Opportunities, Legg Mason Value, Marsico Growth, Marsico International Opportunities and Stock Index, may, consistent with its investment policies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.


          iSHARES MSCI INDEX SHARES


     AIM Mid Cap Growth, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, International, Janus Contrarian, Jennison Equity Opportunities, JPMorgan Emerging Markets Equity, Goldman Sachs Tollkeeper(SM), Legg Mason Value, Marsico Growth, Marsico International Opportunities may also invest in iShares MSCI Index Shares ("iShares") (formerly known as World Equity Benchmark Shares ("WEBS")). WEBS were a form of exchange-traded fund traded on the AMEX. They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indexes. Each country index series invests in an optimized portfolio of common stocks based on that country's Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares as part of its investment strategy. (See "Exchange Traded Funds").


     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs")

     HOLDRs are trust-issued receipts that represent a Portfolio's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Portfolio's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

SHORT SALES

     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. Evergreen Omega, Goldman Sachs Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not engage in short sales.

     The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX

     A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

ILLIQUID SECURITIES

     Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Board.

RESTRICTED SECURITIES

     Each Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Board, based upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio. Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Portfolios' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. The Portfolio may not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING

     Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES


     For the purpose of realizing additional income, certain Portfolios such as, Limited Maturity Bond, PIMCO High Yield and Stock Index, may make secured loans of portfolio securities. may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.


REAL ESTATE INVESTMENT TRUSTS ("REITs")

          REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

     RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

     Although a Portfolio that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

            -   possible declines in the value of real estate;

            -   adverse general or local economic conditions;

            -   possible lack of availability of mortgage funds;

            -   overbuilding;

            -   extended vacancies of properties;

            -   increases in competition, property taxes and operating expenses;

            -   changes in zoning or applicable tax law;

            - costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

            -   casualty or condemnation losses;

            - uninsured damages from floods, earthquakes or other natural disasters;

            -   limitations on and variations in rents; and

            -   unfavorable changes in interest rates.

     In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

HARD ASSET SECURITIES

     The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

SMALL COMPANIES

     Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Portfolio Manager would otherwise have sold the security. It is possible that the Portfolio Manager or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

     UNSEASONED COMPANIES


     Certain Portfolios, including AIM Mid Cap Growth, Capital Guardian Managed Global, Capital Guardian Small/Mid Cap, Capital Guardian U.S. Equities, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), Janus Contrarian, Jennison Equity Opportunities, JPMorgan Small Cap Equity, Legg Mason Value, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, and PIMCO High Yield may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.


STRATEGIC TRANSACTIONS

     Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this SAI, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

     Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its Portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.

SPECIAL SITUATIONS

     A special situation arises when, in the opinion of the Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

INTERNET AND INTERNET-RELATED COMPANIES

     Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.

     RISK CONSIDERATIONS REGARDING THE INTERNET INDUSTRY

     Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Fund's shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of firm and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.

FOREIGN CURRENCY WARRANTS

     Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

     Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.




TEMPORARY DEFENSIVE INVESTMENTS


     For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. PIMCO Core Bond and PIMCO High Yield may hold an unlimited amount of such investments consistent with its objectives. Under normal circumstances, each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.


     Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this Statement of Information will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.




SEGREGATION OF ASSETS

         As discussed above, when a Portfolio invests in certain securities or engages in certain transactions (e.g., derivatives, when issued securities, delayed delivery transactions), it will segregate assets on its books or those of its Custodian. Segregated assets will include cash or other liquid securities and high quality debt instruments, in amounts equal to the amount of its commitment, which are marked to market daily.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of Evergreen Health Sciences, Evergreen Omega, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), JPMorgan Small Cap Equity, JPMorgan Value Opportunities, Julius Baer Foreign, Legg Mason Value, Marsico International Opportunities, MFS Utilities, PIMCO High Yield, Pioneer Fund, Pioneer Mid Cap Value, and Stock Index Portfolios are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a portfolio.

FOR AIM MID CAP GROWTH, CAPITAL GUARDIAN SMALL/MID CAP, CAPITAL GUARDIAN MANAGED GLOBAL, EAGLE ASSET CAPITAL APPRECIATION, GLOBAL RESOURCES, JENNISON EQUITY OPPORTUNITIES, LIMITED MATURITY BOND, LIQUID ASSETS, T. ROWE PRICE CAPITAL APPRECIATION, T. ROWE PRICE EQUITY INCOME, VAN KAMPEN REAL ESTATE, AND VAN KAMPEN GROWTH AND INCOME:


     A Portfolio may not:


          1. Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that this restriction does not apply to Van Kampen Real Estate or Global Resources;

          2. Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, except that restriction does not apply to Van Kampen Real Estate or Global Resources;

          3. Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to Liquid Assets, to securities or obligations issued by U.S. banks, (c) with respect to Capital Guardian Managed Global, to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (d) to the Van Kampen Real Estate, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Global Resources, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;


          4. Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;


          5. Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that Global Resources may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the SAI, purchase securities on margin;


          6. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

               a. invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

               b.   enter into repurchase agreements; and

               c. lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board;

          7. Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

          8. Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;


          9. With respect to the T. Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Global Resources, Van Kampen Real Estate, and Liquid Assets, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Global Resources, which may engage in short sales within the limitations described in the SAI;


          10. Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio's assets);


          11. With respect to the T, Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Global Resources, Van Kampen Real Estate, and Liquid Assets, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for the Van Kampen Growth and Income, Eagle Asset Capital Appreciation, AIM Mid Cap Growth, Jennison Equity Opportunities, Capital Guardian Small/Mid Cap and Capital Guardian Managed Global, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment), would be invested in such securities;


          12. Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

               a. any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

               b. the T. Rowe Price Equity Income and AIM Mid Cap Growth may engage in futures contracts on gold; and


               c. this restriction shall not apply to the Capital Guardian Managed Global and the Global Resources


          13. With respect to all Portfolios except the Capital Guardian Managed Global, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.

FOR ALLIANCE MID CAP GROWTH:

     The Portfolio may not:

          1. Issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

          2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

          3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

          4. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

          5. As to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

          6. Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

          7. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.




FOR CAPITAL GUARDIAN U.S. EQUITIES:

     The Portfolio may not:

          1. Issue senior securities, except to the extent that the borrowing of money in accordance with restriction (2) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.);

          2. Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry;

          3. Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions;

          4. Borrow money, except that the portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and
               (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions;

          5. Underwrite securities of other issuers except insofar as the Portfolio may be considered an underwriter under the 1933 Act in selling portfolio securities;

          6. Purchase or sell real estate, except that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein and may invest in mortgages and mortgage-backed securities; and

          7. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

FOR EVERGREEN HEALTH SCIENCES:

The Portfolio may not:

          1. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

          2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          3. Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

          4. Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

          5. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          6. Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

          7. Make any investment that is inconsistent with its classification as a non-diversified investment company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

          8. "Concentrate" its investments in a particular industry, except that the Portfolio may invest more than 25% of its assets in securities issued by companies principally engaged in the healthcare industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

FOR EVERGREEN OMEGA:

The Portfolio may not:

          1. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

          2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          3. Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

          4. Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

          5. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          6. Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

          7. Shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

          8. Concentrate its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing:
               (a) this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition, for the Evergreen Health Sciences and Evergreen Omega Portfolios, if the Portfolio's holdings of illiquid securities exceeds 15% because of changes in the value of a Portfolio's investments, a Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, a Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.


FOR FMR(SM) DIVERSIFIED MID CAP, FMR(SM) Earnings Growth, JANUS CONTRARIAN, LEGG MASON VALUE, AND UBS U.S. ALLOCATION:


     A Portfolio may not:


          1. With respect to 75% of each Portfolio's (except Legg Mason Value, pending shareholder approval) total assets (50% of the Janus Contrarian's total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;


          2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

          3. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

          4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

          5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

          6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

          8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


JPMORGAN VALUE OPPORTUNITIES, MARSICO INTERNATIONAL OPPORTUNITIES, MFS UTILITIES, PIONEER FUND, AND PIONEER MID CAP VALUE:


A Portfolio may not:

          1. With respect to 75% of the Portfolio's (except MFS Utilities) total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

          2. Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities), except for MFS Utilities which may concentrate its investment in companies in the utilities sector;

          3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

          4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

          5. Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law;

          6. Purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

          7. Issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;
               (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or


          8. Purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

FOR GOLDMAN SACHS TOLLKEEPER(SM), INTERNATIONAL, JPMORGAN SMALL CAP EQUITY, JULIUS BAER FOREIGN, MERCURY FOCUS VALUE, MERCURY LARGE CAP GROWTH, VAN KAMPEN GLOBAL FRANCHISE, VAN KAMPEN EQUITY GROWTH, AND:

     A Portfolio may not:

          1. With respect to 75% of each Portfolio's total assets (50% of the Van Kampen Global Franchise and JPMorgan Small Cap Equity total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

          2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

          3. Borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the Goldman Sachs Tollkeeper(SM), Van Kampen Global Franchise, and Van Kampen Equity Growth may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings.

          4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

          5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

          6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

          8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

FOR JPMORGAN EMERGING MARKETS EQUITY:

     The Portfolio may not:

          1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

          2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

          3. (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

          4. Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

          5. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

          6. Buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information;

          7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

          8. Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

          9. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

          10. Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

FOR MARSICO GROWTH:

     The Portfolio may not:

     1. Purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this Statement;

     2. Purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

     3. Make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

     4. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

     5. Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

     6. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

     7. Borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

     8. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     9. Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

     10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

     11. Own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

     12. Purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

FOR MFS TOTAL RETURN, MFS MID CAP GROWTH, OPPENHEIMER MAIN STREET AND PIMCO CORE
BOND:

     A Portfolio may not:

     1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to MFS Mid Cap Growth ;

     2. invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

     3. borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except PIMCO Core Bond may also borrow to enhance income;

     4. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

     5. purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The MFS Mid Cap Growth, Oppenheimer Main Street and MFS Total Return reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The MFS Mid Cap Growth, Oppenheimer Main Street and MFS Total Return will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);

     6. underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     7. purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

     9. issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.




FOR PIMCO HIGH YIELD:

The Portfolio may not:

     1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of value of the Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer:

     2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

     3. Invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

     4. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

     5. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of the debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

     6. Purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.);

     7. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     8. Purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in real estate industry and participation interests.

FOR SALOMON BROTHERS ALL CAP:

     The Portfolio may not:

        1. Hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Portfolio's investment in any one security, other than United States Government obligations, will not exceed 5% of the value of its total assets and as to this 50%, the Portfolio will not invest in more than 15% of the outstanding voting securities of any one issuer;

        2. Borrow money or pledge or mortgage its assets, except as described under "Description of Securities and Investment Techniques" and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

        3. Underwrite securities, except in instances where the Portfolio has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ("restricted securities"); in such registrations, the Portfolio may technically be deemed an "underwriter" for purposes of the 1933 Act. No more than 10% of the value of Portfolio's total assets may be invested in illiquid securities;

        4. Make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under "Description of Securities and Investment Techniques -- Lending of Portfolio Securities" in this SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Portfolio from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

        5. Invest more than 10% of the value of the Portfolio's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

        6. Invest in companies for the purpose of exercising control or management. (The Portfolio may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Portfolio may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

        7. Purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Portfolio may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales "against the box", i.e., when a security identical to one owned by the Portfolio, or which the Portfolio has the right to acquire without payment of additional consideration, is borrowed and sold short);

        8. Purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Portfolio (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

        9. Purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Portfolio's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Portfolio pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment Portfolios and will be further reduced by the Portfolio's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

        10. Purchase or hold securities of an issuer if one or more persons affiliated with the Portfolio or with Smith Barney Asset Management owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

        11. Buy portfolio securities from, or sell portfolio securities to, any of the Portfolio's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

        12. Purchase or sell warrants; however, the Portfolio may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Portfolio's total assets). Covered options with respect to no more than 10% in value of the Portfolio's total assets will be outstanding at any one time;

        13. Invest in interest in oil, gas or other mineral exploration or development programs, or

        14.  Issue senior securities except as may be permitted by the 1940 Act.

FOR SALOMON BROTHERS INVESTORS:

     The Portfolio may not:

        1. Purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

        2.   Borrow money, except (i) in order to meet redemption requests or
             (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

        3. Lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio's investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

        4. Invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

        5. Purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

        6.   Act as underwriter of securities of other issuers;

        7. Purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

        8. Buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

        9. Purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

        10. Purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

        11.  Issue senior securities except as may be permitted by the 1940 Act.

FOR STOCK INDEX:

The Portfolio may not:
        1. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

        2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

        3. Borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

        4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

        5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

        6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

        7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

        8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


          For all the Portfolios, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

FOR AIM MID CAP GROWTH, CAPITAL GUARDIAN SMALL/MID CAP, AND VAN KAMPEN GROWTH AND INCOME:

A Portfolio may not:

     1. Make short sales of securities, except short sales against the box (this restriction shall not apply to the AIM Mid Cap Growth, and Capital Guardian Small/Mid Cap, which may make short sales within the limitations described in the Prospectus and elsewhere in this SAI).

     2. Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.




FOR ALLIANCE MID CAP GROWTH:

The Portfolio may not:

1. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

2. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

3. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or
     (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

4. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and
     (c) above;

5. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

6.   Invest in real estate limited partnerships;

7. Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

8. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

9.   Make investments for the purpose of exercising control or management;

10. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

11.  Acquire more than 10% of the voting securities of any issuer;

12. Invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

13. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

FOR CAPITAL GUARDIAN U.S. EQUITIES:

The Portfolio may not:

1. Lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

2. Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

3. Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

4. Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin.

5. Write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

6.   Purchase securities for the purpose of exercising control or management;

7. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

     For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

8. Pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

FOR CAPITAL GUARDIAN MANAGED GLOBAL:

The Portfolio may not:

     Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.

FOR JPMORGAN EMERGING MARKETS EQUITY:

The Portfolio may not:

1. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by a Portfolio;

2. Invest in any issuer for purposes of exercising control or management of the issuer;

3. Except as described in the Prospectus and this SAI, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

          a.   such options are written by other persons, and

          b. the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio's total assets;

4. Except as described in the Prospectus and this SAI, engage in short sales of securities; and

5. Purchase more than 10% of the outstanding voting securities of any one issuer.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

FOR EAGLE ASSET CAPITAL APPRECIATION:

A Portfolio may not:


     Make short sales of securities, except short sales against the box (this restriction shall not apply to the AIM Mid Cap Growth, and Capital Guardian Small/Mid Cap, which may make short sales within the limitations described in the Prospectus and elsewhere in this SAI).

FOR FMR(SM) DIVERSIFIED MID CAP, JANUS CONTRARIAN, LEGG MASON VALUE , AND UBS U.S. ALLOCATION:


1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
     (3)).

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or
     (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

     For purposes of normally investing at least 80% of the FMR(SM) Diversified Mid Cap's assets in securities of companies of medium market capitalizations, the Portfolio Manager intends to measure the capitalization range of the S&P MidCap 400 Index no less frequently than once a month.

FOR FMR(SM) EARNINGS GROWTH:

     1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin,

     3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

     4. The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For purposes of the Portfolio's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments).

     6. The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.




FOR GOLDMAN SACHS TOLLKEEPER(SM):

The Portfolio may not:

1.   invest for the purpose of exercising control or management;

2.   sell property or securities short, except short sales against the box; and

3. invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

     Unless otherwise indicated, all percentage limitations listed above apply to the Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction (iii) and non-fundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

     For purposes of non-fundamental restriction (2), a short sale "against the box" shall not be considered a short position.


FOR INTERNATIONAL, JULIUS BAER FOREIGN, JPMORGAN SMALL CAP EQUITY, MARSICO GROWTH, MERCURY LARGE CAP GROWTH, MERCURY FOCUS VALUE, VAN KAMPEN EQUITY GROWTH, VAN KAMPEN GLOBAL FRANCHISE:


1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
     (3)), and only to the extent that the value of the Portfolio's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, and provided further that the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio's total assets at the time of borrowing;

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets, except up to 20% of the Mercury Large Cap Growth's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.); and

6. The Portfolio may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by a Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio's net assets would be hedged, and (iv) not more than 25% of the Portfolio's net assets are used as cover for options written by the Portfolio.

     With respect to non-fundamental investment restriction 4, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

FOR JPMORGAN VALUE OPPORTUNITIES:

The Portfolio may not:

     1. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     2. Purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

     3. Invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto; or

     4. Pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.

FOR LIMITED MATURITY BOND:

     1. Non-government securities must be rated Baa3 or better by Moody's or BBB or better by S&P or, if not rated, determined to be of comparable quality;

     2. Money market securities must be rated in the two highest categories by Moody's or S&P or, if not rated, determined to be of comparable quality;

     3. The Portfolio will not invest more than 10% of total assets in foreign government securities;

     4. The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

     5. Borrowing may not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, (ii) options, futures, options on futures and forward currency contracts, and (iii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

     6. Illiquid securities may not exceed 10% of net assets ( including repurchase agreements and fixed-time deposits subject to withdrawing penalties maturing in more than 7 days); or

     7. The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI.

FOR LIQUID ASSETS:

     1. Investments will not be rated below the two highest ratings categories;

     2. The Portfolio will invest 95% of the investments that, at the time of purchase, are rated in the highest short-term ratings category, or if unrated, determined to be of comparable quality;

     3. With respect to 100% of total assets, the Portfolio will not invest more than (i) 5% of such assets in securities of any one issuer (except U.S. government securities), (ii) 10% of such assets subject to demand features or guarantees from a single institution (with respect to 75% of total assets), or (iii) purchase more than 10% of the outstanding voting securities of any one issuer;

     4. The Portfolio will not invest in more than the greater of 1% of total assets or $1,000,000 in securities of any one issuer that are rated in the second highest ratings category (excluding U.S. Government securities);

     5. The Portfolio will not invest in obligations issued or guaranteed by a foreign government (or its agencies or instrumentalities) or by supranational organization that is rated below A by S&P or Moody's;

     6. The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

     7. Borrowing will not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, and (ii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

     8. The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;

     9.   Investments in fixed time deposits may not exceed 10% of net assets;
          and

     10. Investments in foreign bank obligations are limited to U.S. dollar-denominated obligations.

FOR MARSICO GROWTH:

     The Portfolio may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

FOR MARSICO INTERNATIONAL OPPORTUNITIES:

The Portfolio may not:

     1. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

     2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration thereof, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     5. The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule, and
          Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation. In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation.

     6. The Portfolio may not invest in companies for the purpose of exercising control of management.

FOR MFS TOTAL RETURN, MFS MID CAP GROWTH, OPPENHEIMER MAIN STREET:

 A Portfolio may not:

     1. Invest more than 15% (except 10% with respect to the Oppenheimer Main Street,) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

     3. Make investments for the purpose of gaining control of a company's management.

FOR MFS UTILITIES:

The Portfolio may not:

     1. Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Board (or its delegee) will not be subject to this 15% limitation.

Except for MFS Utilities' investment restriction no. 1 and the Portfolio's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Portfolio's non-fundamental policy on illiquid investments, the Portfolio will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

FOR PIMCO CORE BOND:

     The Portfolio may not:

     1. Invest more than 15% of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements; and

     3. Make investments for the purpose of gaining control of a company's management.

     Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

FOR SALOMON BROTHERS INVESTORS:

The Portfolio may not:

     1. Invest in warrants (other than warrants acquired by the Salomon Brothers Investors as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Salomon Brothers Investors' net assets or if, as a result, more than 2% of the Salomon Brothers Investors' net assets would be invested in warrants that are not listed on AMEX or NYSE;

     2. Invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Salomon Brothers Investors from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

     3. Purchase or sell real property (including limited partnership interests) except to the extent described in Salomon Brothers Investors' fundamental investment restriction number 10.

     4. Invest more than 10% of the value of its total assets in illiquid securities.


FOR VAN KAMPEN REAL ESTATE:

The Portfolio may not:

     1. Make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts or related options is not considered the purchase of a security on margin.

     3. Invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
          (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     4. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     5. Invest in securities of any company if any officer or trustee/director of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     6. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     7. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
          (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     8. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

NON-FUNDAMENTAL INVESTMENT POLICIES

     The Board has also adopted the following non-fundamental investment policies for each of the following Portfolios, which may be changed upon 60 days' prior notice to shareholders:

     AIM MID CAP GROWTH
     The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of mid-capitalization companies.

     ALLIANCE MID CAP GROWTH
     Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes.


     CAPITAL GUARDIAN SMALL/MID CAP
     The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies.

     CAPITAL GUARDIAN U.S. EQUITIES
     Prior to July 1, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. Effective July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States.


     EVERGREEN HEALTH SCIENCES
     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to normally invest at least 80% of its assets in the equity securities of healthcare companies which develop, produce or distribute products or services related to the healthcare or medical industries. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


     FMR(SM) DIVERSIFIED MID CAP
     The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

     GLOBAL RESOURCES
     The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities.

     GOLDMAN SACHS TOLLKEEPER(SM)
     The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Tollkeeper" companies, which are high-quality technology media, or service companies that adopt or use technology to improve cost structure, revenue opportunities and/or competitive advantage.




     JENNISON EQUITY OPPORTUNITIES
     The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market.

     JPMORGAN EMERGING MARKETS EQUITY
     The Portfolio normally invests at least 80% of the value of its net assets in securities of emerging markets.

     JPMORGAN SMALL CAP EQUITY
     Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies.




     JULIUS BAER FOREIGN
     The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States.

     LIMITED MATURITY BOND
     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities.

     MERCURY LARGE CAP GROWTH
     The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies.

     MFS MID CAP GROWTH
     The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.




     MFS UTILITIES
     The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign (including emerging markets) companies in the utilities industry.

     PIMCO CORE BOND
     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities.

     PIMCO HIGH YIELD

     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's, Standard & Poor's Rating Service, or Fitch, or if unrated, determined by its Portfolio Manager to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


     PIONEER MID CAPVALUE
     The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index.

     STOCK INDEX
     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity securities of companies included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") or equity securities of companies that are representative of the S&P 500 Index (including derivatives). If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     VAN KAMPEN EQUITY GROWTH
     Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus any borrowings for investment purposes).

     VAN KAMPEN REAL ESTATE
     The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

          The Board has also adopted the following non-fundamental investment policies for each of the following Portfolios. The Board may change these policies without providing 60 days' prior notice to shareholders.

     EAGLE ASSET CAPITAL APPRECIATION
     The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

     INTERNATIONAL
     Under normal conditions, the Portfolio invests at least 80% of its net assets and borrowings for investment purposes in equity securities of issuers located in countries outside of the United States.

     JANUS CONTRARIAN
     The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their potential for long-term growth of capital.




     T. ROWE PRICE EQUITY INCOME

     The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

MANANGEMENT OF THE TRUST


     The business and affairs of the Trust are managed under the direction of the Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each Portfolio of the Trust and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. As of January 1, 2005, the Trustees are John V. Boyer, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Mary Bea Wilkinson, Robert S. Naka, Mary Gaston, Huey P. Falgout, Jr. Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Robin R. Nesbitt, Susan P. Kinens, Kimberly K. Palmer, and Maria M. Anderson.


     Set forth in the table below is information about each Trustee of the Trust.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND
                                                    TERM OF OFFICE                                 COMPLEX
                                 POSITION(S) HELD    AND LENGTH OF   PRINCIPAL OCCUPATION(S) -   OVERSEEN BY    OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         WITH THE TRUST    TIME SERVED (1)   DURING THE PAST 5 YEARS   TRUSTEE (2)(3)    HELD BY TRUSTEE
-------------------------------  ----------------  ----------------  -------------------------  --------------  --------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER (1)                Trustee           January 2005 --   Executive Director, The          153       None
7337 East Doubletree Ranch Rd.                     Present           Mark Twain House & Museum
Scottsdale, Arizona 85258                                            (4) (September 1989 -
Age: 52                                                              Present)

J. MICHAEL EARLEY                Trustee           January 1997 --   President and Chief              153       None
7337 East Doubletree Ranch Rd.                     Present           Executive Officer,
Scottsdale, Arizona 85258                                            Bankers Trust Company,
Age: 59                                                              N.A. ( June 1992 -
                                                                     Present).

R. BARBARA GITENSTEIN            Trustee           January 1997 --   President, College of New        153       New Jersey Resources
7337 East Doubletree Ranch Rd.                     Present           Jersey (January 1999 -                     (September 2003 -
Scottsdale, Arizona 85258                                            Present).                                  present)
Age: 57

PATRICK W. KENNY (1)             Trustee           January 2005 --   President and Chief              153       Assured Guaranty
7337 East Doubletree Ranch Rd.                     Present           Executive Officer                          Ltd. (November 2003
Scottsdale, Arizona 85258                                            International Insurance                    - Present).
Age: 62                                                              Society (June 2001 -
                                                                     Present).

WALTER H. MAY                    Trustee           February 2002 --  Retired.                         153       Best Prep Charity
7337 East Doubletree Ranch Rd.                     Present                                                      (September 1991 -
Scottsdale, Arizona 85258                                                                                       Present).
Age: 68

JOCK PATTON                      Chairman and      February 2002 --  Private Investor (June           153       JDA Software Group,
7337 East Doubletree Ranch Rd.   Trustee           Present           1997 - Present).                           Inc. (January 1999 -
Scottsdale, Arizona 85258                                            Formerly, Director and                     Present); Swift
Age: 59                                                              Chief Executive Officer,                   Transportation Co.
                                                                     Rainbow Multimedia Group,                  (March 2004 -
                                                                     Inc. (January 1999 -                       Present).
                                                                     December 2001).;

DAVID W.C. PUTNAM                Trustee           February 2002 --  President and Director,          153       Progressive Capital
7337 East Doubletree Ranch Rd.                     Present           F.L. Putnam Securities                     Accumulation Trust
Scottsdale, Arizona 85258                                            Company, Inc. and its                      (August 1998 -
Age: 65                                                              affiliates; President,                     Present); Principled
                                                                     Secretary and Trustee,                     Equity Market Fund
                                                                     The Principled Equity                      (November 1996 -
                                                                     Market Fund. Formerly,                     Present); Mercy
                                                                     Trustee, Trust Realty                      Endowment Foundation
                                                                     Corp.; Anchor Investment                   (1995 - Present);
                                                                     Trust; and Bow Ridge                       Director, F.L.
                                                                     Mining Company.                            Putnam Investment
                                                                                                                Management Company
                                                                                                                (December 2001 -
                                                                                                                Present); Asian
                                                                                                                American Bank and
                                                                                                                Trust Company (June
                                                                                                                1992 - Present); and
                                                                                                                Notre Dame Health
                                                                                                                Care Center (1991 -
                                                                                                                Present); F.L.
                                                                                                                Putnam Securities
                                                                                                                Company, Inc. (June
                                                                                                                1998 - Present); and
                                                                                                                an Honorary Trustee,
                                                                                                                Mercy Hospital (1973
                                                                                                                - Present).

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND
                                                    TERM OF OFFICE                                 COMPLEX
                                 POSITION(S) HELD    AND LENGTH OF   PRINCIPAL OCCUPATION(S) -   OVERSEEN BY    OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         WITH THE TRUST    TIME SERVED (1)   DURING THE PAST 5 YEARS   TRUSTEE (2)(3)    HELD BY TRUSTEE
-------------------------------  ----------------  ----------------  -------------------------  --------------  --------------------
ROGER B. VINCENT (5)             Trustee           January 1994 --   President, Springwell            153       Director, AmeriGas
7337 East Doubletree Ranch Rd.                     Present           Corporation (March 1989 -                  Propane, Inc.
Scottsdale, Arizona 85258                                            Present).                                  (January 1998 -
Age: 59                                                                                                         Present).

RICHARD A. WEDEMEYER             Trustee           February 2002 --  Retired. Formerly Vice           153       None.
7337 East Doubletree Ranch Rd.                     Present           President - Finance and
Scottsdale, Arizona 85258                                            Administration, Channel
Age: 69                                                              Corporation (June 1996 -
                                                                     April 2002). Trustee,
                                                                     First Choice Funds (1997
                                                                     - 2001); and of each of
                                                                     the funds managed by ING
                                                                     Investment Management Co.
                                                                     LLC (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY (6) (7)      Trustee           February 2002 -   Chief Executive Officer,         200       Trustee, Equitable
7337 East Doubletree Ranch Rd.                     Present           ING U.S. Financial                         Life Insurance Co.,
Scottsdale, Arizona 85258                                            Services (September 2001                   Golden American Life
Age: 48                                                              - Present); Member, ING                    Insurance Co., Life
                                                                     Americas Executive                         Insurance Company of
                                                                     Committee (2001 -                          Georgia, Midwestern
                                                                     Present);, ING Aeltus                      United Life
                                                                     Holding Company, Inc.                      Insurance Co.,
                                                                     (2000 - Present), ING                      ReliaStar Life
                                                                     Retail Holding Company                     Insurance Co.,
                                                                     (1998 - Present), and ING                  Security Life of
                                                                     Retirement Holdings, Inc.                  Denver, Security
                                                                     (1997 - Present).                          Connecticut Life
                                                                     Formerly, President,                       Insurance Co.,
                                                                     Chief Executive Officer                    Southland Life
                                                                     and Director of Northern                   Insurance Co., USG
                                                                     Life Insurance Company                     Annuity and Life
                                                                     (March 2001 - October                      Company, and United
                                                                     2002), President ING Life                  Life and Annuity
                                                                     Insurance & Annuity                        Insurance Co. Inc;
                                                                     Company (September 1997 -                  Director, Ameribest
                                                                     November 2002), and                        Life Insurance Co.;
                                                                     General Manager and Chief                  Director, First
                                                                     Executive Officer, ING                     Columbine Life
                                                                     Worksite Division                          Insurance Co.; and
                                                                     (December 2000 - October                   Metro Atlanta
                                                                     2001).                                     Chamber of Commerce.

JOHN G. TURNER (6)               Trustee           February 2002 -   Retired. Formerly Vice           153       Director, Hormel
7337 East Doubletree Ranch Rd.                     Present           Chairman of ING Americas                   Foods Corporation;
Scottsdale, Arizona 85258                                            (September 2000 - January                  Shopko Stores, Inc.;
Age: 65                                                              2002); Chairman and Chief                  M.A. Mortenson
                                                                     Executive Officer of                       Company (March 2002
                                                                     ReliaStar Financial Corp.                  - Present);
                                                                     and ReliaStar Life                         Director, ShopKo
                                                                     Insurance Company (July                    Stores, Inc. (August
                                                                     1993 - September 2000);                    1999 - Present); and
                                                                     Chairman of ReliaStar                      Conseco, Inc..
                                                                     Life Insurance Company of                  (September 2003 -
                                                                     New York (April 1975 -                     Present).
                                                                     December 2001); Chairman
                                                                     of Northern Life
                                                                     Insurance Company (March
                                                                     1985 - April 2000);
                                                                     Chairman and Trustee of
                                                                     the Northstar affiliated
                                                                     investment companies (May
                                                                     1993 - December 2001).


(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.

(2) As of December 31, 2004.


(3) For purposes of this table, "ING Funds Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; and ING Partners Inc.

(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.


(5) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002.
Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

(6) Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, Directed Services Inc.

(7) Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

Information about the Trust's officers is set forth in the table below:


                                                               TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST   OF TIME SERVED (1)(2)           DURING THE LAST FIVE YEARS
------------------------------  -----------------------------  -------------------------  ------------------------------------------
JAMES M. HENNESSY               President and Chief            March 2003 - Present       President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.  Executive Officer                                         ING Investments, LLC(3) (December 2000 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Executive Vice
Age: 56                                                                                   President and Chief Operating Officer,
                                                                                          ING Investments, LLC(3) (April 1995 -
                                                                                          December 2000); and Executive Vice
                                                                                          President, ING Investments, LLC(3) (May
                                                                                          1998 - June 2000).

STANLEY D. VYNER                Executive Vice President       February 2003 - Present    Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                            Investments, LLC(3) (July 2000 - Present)
Scottsdale, Arizona 85258                                                                 and Chief Investment Risk Officer
Age: 54                                                                                   (January 2003 - Present). Formerly, Chief
                                                                                          Investment Officer of the International
                                                                                          Portfolios, ING Investments, LLC(3)
                                                                                          (August 2000 - January 2003); and Chief
                                                                                          Executive Officer, ING Investments,
                                                                                          LLC(3) (August 1996 - August 2000).

MICHAEL J. ROLAND               Executive Vice President       March 2003 - Present       Executive Vice President (December 2001 -
7337 East Doubletree Ranch Rd.                                                            Present) and Chief Compliance Officer,
Scottsdale, Arizona 85258                                                                 (October 2004 - Present), ING
Age: 46                                                                                   Investments, LLC(3). Formerly, Chief
                                                                                          Financial Officer and Treasurer, ING
                                                                                          Investments, LLC(3), (December 2001 -
                                                                                          March 2005); Senior Vice President, ING
                                                                                          Investments, LLC(3) (June 1998 - December
                                                                                          2001).

JOSEPH M. O'DONNELL             Chief Compliance Officer       November 2004 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                            (November 2004 - Present). Formerly, Vice
Scottsdale, AZ 85258                                                                      President, Chief Legal Counsel, Chief
Age: 50                                                                                   Compliance Officer and Secretary of Atlas
                                                                                          Securities, Inc., Atlas Advisers, Inc.
                                                                                          and Atlas Funds (October 2001 - October
                                                                                          1004); and Chief Operating Officer and
                                                                                          General Counsel of Matthews International
                                                                                          Capital Management LLC and Vice President
                                                                                          and Secretary of Matthews International
                                                                                          Funds (August 1999 - May 2001).

ROBERT S. NAKA                  Senior Vice President          January 2003 - Present     Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.                                                            Secretary, ING Funds Services, LLC(4)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Age: 41                                                                                   Senior Vice President, ING Funds
                                                                                          Services, LLC(4) (August 1999 - October
                                                                                          2001).

KIMBERLY A. ANDERSON            Senior Vice President          November 2003 - Present    Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President and Assistant
Age: 40                                                                                   Secretary, ING Investments, LLC(3)
                                                                                          (October 2001 - October 2003); and
                                                                                          Assistant Vice President, ING Funds
                                                                                          Services, LLC(4) (November 1999 - January
                                                                                          2001).

                                                               TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST   OF TIME SERVED (1)(2)           DURING THE LAST FIVE YEARS
------------------------------  -----------------------------  -------------------------  ------------------------------------------
MARY BEA WILKINSON              Vice President                 March 2003 - Present       Head of Strategic Relationships, ING U.S.
7337 East Doubletree Ranch Rd.                                                            Financial Services (2003 - Present);
Scottsdale, Arizona 85258                                                                 Formerly, Senior Vice President, ING
Age: 48                                                                                   Outside Funds Group (2000 - 2002); and
                                                                                          Senior Vice President and Chief Financial
                                                                                          Officer, First Golden American Life
                                                                                          Insurance Company of New York (1997 -
                                                                                          2000).

ROBYN L. ICHILOV                Vice President and Treasurer   March 2003 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(4) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(3) (August 1997 -
Age: 37                                                                                   Present).

LAUREN D. BENSINGER             Vice President                 February 2003 - Present    Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                            Officer, ING Funds Distributor, LLC(5)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Age: 51                                                                                   President, ING Investments, LLC(3)
                                                                                          (February 1996 - Present). Formerly,
                                                                                          Chief Compliance Officer, ING
                                                                                          Investments, LLC(3) (October 2001 -
                                                                                          October 2004).

TODD MODIC                      Senior Vice President,         March 2005 - Present       Senior Vice President, ING Funds Services
7337 East Doubletree Ranch Rd.  Chief/Principal Financial                                 (4) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258       Officer & Assistant Secretary                             Vice President, ING Fund Services, LLC(4)
Age: 37                                                                                   (September 2002 - March 2005). Director
                                                                                          of Financial Reporting, ING Investments,
                                                                                          LLC(3) (March 2001 - September 2002); and
                                                                                          Director of Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001).

MARIA M. ANDERSON               Vice President                 September 2004 - Present   Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                            (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, ING Funds
Age: 46                                                                                   Services, LLC(4) (October 2001 -
                                                                                          September 2004); and Manager of Fund
                                                                                          Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(3) (September 1999 -
                                                                                          October 2001).

MARY GASTON                     Vice President                 March 2005 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(4) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, Financial
Age: 39                                                                                   Reporting, ING Investments, LLC(3) (April
                                                                                          2004 - April 2005): Manager, Financial
                                                                                          Reporting, ING Investments, LLC(3)
                                                                                          (August 2002 - April 2004); Controller, Z
                                                                                          Seven Fund, Inc. and Ziskin Asset
                                                                                          Management, Inc. (January 2000 - March
                                                                                          2002).

HUEY P. FALGOUT, JR.            Secretary                      August 2003 - Present      Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING Americas, U.S.
Age: 41                                                                                   Legal Services (November 2002 - September
                                                                                          2003); and Associate General Counsel of
                                                                                          AIG American General (January 1999 -
                                                                                          November 2002).

SUSAN P. KINENS                 Assistant Vice President       January 2003 - Present     Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(4) (December 2002 -
Scottsdale, Arizona 85258                                                                 Present); and has held various other
Age: 28                                                                                   positions with ING Funds Services, LLC(4)
                                                                                          for more than the last five years.

                                                               TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST   OF TIME SERVED (1)(2)           DURING THE LAST FIVE YEARS
------------------------------  -----------------------------  -------------------------  ------------------------------------------
KIMBERLY K. PALMER              Assistant Vice President       September 2004 - Present   Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(4) (August 2004 - Present).
Age: 47                                                                                   Formerly, Manager, Registration
                                                                                          Statements, ING Funds Services, LLC(4)
                                                                                          (May 2003 - August 2004); Associate
                                                                                          Partner, AMVESCAP PLC (October 2000 - May
                                                                                          2003); and Director of Federal Filings
                                                                                          and Blue Sky Filings, INVESCO Funds
                                                                                          Group, Inc. (March 1994 - May 2003).

THERESA K. KELETY               Assistant Secretary            August 2003 - Present      Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Senior Associate with Shearman
Age: 42                                                                                   & Sterling (February 2000 - April 2003).

ROBIN R. NESBITT                Assistant Secretary            September 2004 - Present   Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC (4) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal Analyst,
Age: 31                                                                                   ING Funds Services, LLC (4) (August 2002
                                                                                          - August 2003); Associate,
                                                                                          PricewaterhouseCoopers (January 2001 -
                                                                                          August 2001); and Paralegal, McManis,
                                                                                          Faulkner & Morgan (May 2000 - December
                                                                                          2000).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)  Unless otherwise noted, this column refers to ING Investors Trust.
(3) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(4) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(5) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.


SHARE OWNERSHIP POLICY

     In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio.

     Under this Policy, the initial value of investments in mutual funds of the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Portfolio's investments will not cause a Trustee to have to make any additional investments under this Policy.

TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS

     Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004:


                                 DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF DECEMBER 31, 2004
                   ------------------------------------------------------------------------------------------------------
                           ING
                         CAPITAL             ING JANUS                ING
                        GUARDIAN              SPECIAL               LIQUID              MARSICO            ING MFS MID
    NAME OF             SMALL CAP             EQUITY                ASSETS              GROWTH             CAP GROWTH
    TRUSTEE             PORTFOLIO            PORTFOLIO             PORTFOLIO           PORTFOLIO            PORTFOLIO
----------------   -----------------       ------------      -----------------    -----------------    ------------------
John V. Boyer
(1)                       None                 None                 None                 None                 None

Paul S.
Doherty (2)               None                 None                 None                 None                 None

J. Michael
Earley             $10,001 - $50,000           None                 None          $10,001 - $50,000    $10,001 - $50,000

R. Barbara
Gitenstein                None             $1 - $10,000             None             $1 - $10,000             None

Patrick W.
Kenny (1)                 None                 None                 None                 None                 None

Walter H. May             None                 None                 None                 None                 None

Jock Patton               None                 None                 None                 None                 None

David W.C.
Putnam                    None                 None                 None                 None                 None

Blaine E.
Rieke (2)                 None                 None                 None                 None                 None

Roger B.
Vincent                   None                 None          $10,001 - $50,000           None                 None

Richard A.
Wedemeyer                 None                 None                 None                 None                 None

                                                    TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J.
McInerney                 None                 None                 None                 None                 None

John G. Turner            None                 None                 None                 None                 None

                                                                                                        AGGREGATE DOLLAR
                                                                                                        RANGE OF EQUITY
                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF DECEMBER 31, 2004        SECURITIES IN ALL
                   --------------------------------------------------------------------------------         REGISTERED
                          ING T.               ING T.               ING VAN                                 INVESTMENT
                       ROWE PRICE           ROWE PRICE              KAMPEN                              COMPANIES OVERSEEN
                         CAPITAL              EQUITY               GROWTH &             ING VAN        BY TRUSTEE IN FAMILY
   NAME OF               APPREC.              INCOME                INCOME            KAMPEN REAL         OF INVESTMENT
   TRUSTEE              PORTFOLIO            PORTFOLIO             PORTFOLIO            ESTATE              COMPANIES
----------------   -----------------    -----------------    -----------------    -----------------    --------------------
John V. Boyer
(1)                       None                 None                 None                 None                 None

Paul S.
Doherty (2)               None                 None                 None                 None             Over $100,000

J. Michael
Earley                    None                 None                 None                 None          $50,001 - $100,000

R. Barbara            $1 - $10,000             None                 None             $1 - $10,000      $50,001 - $100,000
Gitenstein

Patrick W.
Kenny (1)                 None                 None                 None                 None                 None

Walter H. May             None                 None                 None                 None             Over $100,000

Jock Patton               None                 None                 None                 None           $10,001 - $50,000

David W.C.
Putnam                    None                 None                 None                 None             Over $100,000

Blaine E.
Rieke (2)                 None                 None                 None                 None          $50,001 - $100,000

Roger B.
Vincent            $10,001 - $50,000    $10,001 - $50,000    $10,001 - $50,000           None             Over $100,000

Richard A.
Wedemeyer                 None                 None                 None                 None          $50,000 - $100,000

                                              TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J.
McInerney                 None                 None                 None                 None             Over $100,000

John G. Turner            None                 None                 None                 None             Over $100,000

(1) Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.

(2)  Retired as of December 31, 2004.


BOARD COMMITTEES


     Prior to January 1, 2005, John Boyer and Patrick Kenny were not members of the Board. The meetings reported are as of December 31, 2004 were not attended by those two Board members.

     VALUATION AND PROXY VOTING COMMITTEE. The Board has a Valuation and Proxy Voting Committee (formerly, the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market quotations are not available overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee operates pursuant to a charter approved by the Board. The Valuation and Proxy Voting Committee currently consists of five (5) Independent Trustees: Jock Patton, Walter H. May, John V. Boyer, Richard A. Wedemeyer, and R. Barbara Gitenstein. Mr. May serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Valuation and Proxy Voting Committee held four (4) meetings.

     EXECUTIVE COMMITTEE. The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee operates pursuant to a charter approved by the Board. The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940 Act: John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Executive Committee held three (3) meetings.

     NOMINATING COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary: (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self-evaluation process. The Nominating Committee operates pursuant to a Charter approved by the Board.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

     The Nominating and Governance Committee consists of four (4) Independent
Trustees: Walter H. May, Richard A Wedemeyer, R. Barbara Gitenstein and Patrick
W. Kenny. Dr. Gitenstein serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Nominating Committee held two (2) meetings.

     AUDIT COMMITTEE. The Board has established an Audit Committee, whose functions include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust's audits, its financial statements and interim accounting contracts, and to and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Trustees: Patrick W. Kenny, David W.C. Putnum, J.
Michael Earley, and Roger B. Vincent. Mr. Earley serves as Chairman of the Committee. The Audit Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended December 31, 2004, the Audit Committee held five (5) meetings.

     INVESTMENT REVIEW COMMITTEE. The Board established an Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee operates pursuant to a Charter approved by the Board. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: J. Michael Earley, David W.C. Putnam, Patrick W. Kenny, John G. Turner, and Roger B. Vincent. Mr. Vincent serves as the Chairman of the domestic equity funds' Investment Review Committee for the domestic equity funds. The Investment Review Committee for the domestic equity funds held four (4) meetings during the fiscal year ended December 31, 2004. The Investment Review Committee for the international equity and fixed income funds currently consists of five (5) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: John V. Boyer,
R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, and Richard A. Wedemeyer. Mr. Wedemeyer serves as Chairman of the international and fixed-income funds' Investment Review Committee. The Investment Review Committee (international and fixed income funds) held four (4) meetings during the fiscal year ended December 31, 2004.

     COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding role, performance, and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Trustees: John
V. Boyer, J. Michael Earley, and Jock Patton. Mr. Boyer serves as the Chairman of the Committee. The Compliance Committee held one (1) meeting during the fiscal year ended December 31, 2004.

     CONTRACTS COMMITTEE. The Board has established a Contracts Committee whose primary function is to review all investment advisory, sub-advisory, and all annually renewable agreements, as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional portfolios are established or there is a change in an advisory relationship. The Committee currently consists of five (5) Independent Trustees: John V. Boyer, Walter H. May, Jock Patton, Roger Vincent, and Richard A. Wedemeyer. Mr. Vincent serves as the Chairman of the Committee. The Contracts Committee held two (2) meetings during the fiscal year ended December 31, 2004.


FREQUENCY OF BOARD MEETINGS


     The Board currently conducts regular meetings five (5) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


COMPENSATION OF TRUSTEES


     Each Portfolio pays each Trustee who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer, and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1), respectively. Additionally, as
Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in-person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by the Manager or its affiliates, ING Investments, LLC and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees.

     The following table sets forth information provided by the Portfolios' investment manager regarding compensation of Trustees by the Trust and other funds managed by DSI and its affiliates for the fiscal year ended December 31, 2004. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by DSI or its affiliates.



----------

(1) The Chairperson for the Nominating Committee is paid on a quarterly basis and only if the Nominating Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                                                      AGGREGATE COMPENSATION FROM:
                    --------------------------------------------------------------------------------------------
                                                               CAPITAL
                                                              GUARDIAN            CAPITAL            CAPITAL
   NAME OF               GROWTH             GROWTH              U.S.             GUARDIAN           GUARDIAN
   PERSON,                 AIM             ALLIANCE           EQUITIES            MANAGED           SMALL/MID
   POSITION              MID CAP            MID CAP              (1)              GLOBAL             CAP (1)
-----------------   ----------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER                    --                 --                 --                 --                 --
TRUSTEE (2)

THOMAS J.
MCINERNEY                         --                 --                 --                 --                 --
TRUSTEE(2)

JOHN V. BOYER,
TRUSTEE (3)         $            580   $          1,340   $          1,560   $            930   $          1,390

J. MICHAEL
EARLEY
TRUSTEE             $            572   $          1,331   $          1,521   $            910   $          1,369

PATRICK W.
KENNY
TRUSTEE (3)         $            470   $          1,100   $          1,280   $            750   $          1,140

R. BARBARA
GITENSTEIN,
TRUSTEE             $            647   $          1,508   $          1,755   $          1,040   $          1,550

ROGER B.
VINCENT,
TRUSTEE (4)         $            686   $          1,602   $          1,860   $          1,102   $          1,644

PAUL S.
DOHERTY,            $            661   $          1,542   $          1,794   $          1,062   $          1,584
TRUSTEE (3)

WALTER H. MAY
TRUSTEE             $            810   $          1,890   $          2,192   $          1,301   $          1,941

BLAINE E.
RIEKE  TRUSTEE
(5)                 $            635   $          1,480   $          1,719   $          1,020   $          1,521

RICHARD A.
WEDEMEYER,
TRUSTEE             $            686   $          1,599   $          1,861   $          1,102   $          1,644

JOCK PATTON,
TRUSTEE             $            783   $          1,821   $          2,111   $          1,257   $          1,876

DAVID W.C.
PUTNAM,
TRUSTEE             $            633   $          1,489   $          1,735   $          1,018   $          1,514

                                 AGGREGATE COMPENSATION FROM:
                    -------------------------------------------------------------------------
                          EAGLE
   NAME OF                ASSET            EVERGREEN                             FMR(SM)
   PERSON,               CAPITAL            HEALTH            EVERGREEN        DIVERSIFIED
   POSITION             APP. (1)          SCIENCES              OMEGA            MID CAP
-----------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER                    --                 --                 --                 --
TRUSTEE (2)

THOMAS J.
MCINERNEY                         --                 --                 --                 --
TRUSTEE(2)

JOHN V. BOYER,
TRUSTEE (3)         $            590   $             39   $              7   $            480

J. MICHAEL
EARLEY
TRUSTEE             $            580   $             38   $              7   $            471

PATRICK W.
KENNY
TRUSTEE (3)         $            480   $             32   $              5   $            390

R. BARBARA
GITENSTEIN,
TRUSTEE             $            659   $             46   $              8   $            541

ROGER B.
VINCENT,
TRUSTEE (4)         $            697   $             49   $              8   $            574

PAUL S.
DOHERTY,            $            672   $             46   $              8   $            552
TRUSTEE (3)

WALTER H. MAY
TRUSTEE             $            824   $             57   $             10   $            676

BLAINE E.
RIEKE
TRUSTEE (5)
                    $            647   $             45   $              8   $            530

RICHARD A.
WEDEMEYER,
TRUSTEE             $            698   $             48   $              8   $            572

JOCK PATTON,
TRUSTEE             $            799   $             54   $              9   $            651

DAVID W.C.
PUTNAM,
TRUSTEE             $            638   $             47   $              8   $            535

                                                            AGGREGATE COMPENSATION FROM:
                         --------------------------------------------------------------------------------------------
                                                                  GOLDMAN
                            FMR(SM)             GLOBAL             SACHS                                   JANUS
     NAME OF               EARNINGS           RESOURCES          TOLLKEEPER                               CONTRAR
 PERSON, POSITION          GROWTH (6)             (1)               (1)                INTER'L             IAN (1)
----------------------   ----------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER TRUSTEE
(2)                                    --                 --                 --                 --                 --

THOMAS J. MCINERNEY
TRUSTEE (2)                            --                 --                 --                 --                 --

JOHN V. BOYER, TRUSTEE
(3)                      $            400   $            420   $            140   $            510   $            140

J. MICHAEL EARLEY
TRUSTEE                  $            390   $            411   $            135   $            503   $            133

PATRICK W. KENNY
TRUSTEE (3)              $            330   $            340   $            110   $            410   $            110

R. BARBARA GITENSTEIN
TRUSTEE                  $            450   $            476   $            157   $            570   $            152

ROGER B. VINCENT
TRUSTEE(7)               $            470   $            505   $            167   $            604   $            162

PAUL S. DOHERTY
TRUSTEE (3)              $            460   $            486   $            161   $            582   $            156

WALTER H. MAY
TRUSTEE                  $            560   $            595   $            196   $            713   $            190

BLAINE E. RIEKE
TRUSTEE (5)              $            440   $            466   $            154   $            559   $            149

RICHARD A. WEDEMEYER
TRUSTEE                  $            470   $            504   $            167   $            604   $            162

JOCK PATTON
TRUSTEE                  $            540   $            572   $            188   $            690   $            183

DAVID W.C. PUTNAM
TRUSTEE                  $            430   $            474   $            158   $            555   $            152

                                                            AGGREGATE COMPENSATION FROM:
                         --------------------------------------------------------------------------------------------
                                                JPMORGAN
                             JENNISON             EMERG.           JPMORGAN
    NAME OF                   EQUITY             MARKETS           SMALL CAP       JPMORGAN VALUE       JULIUS BAER
PERSON, POSITION               OPP.            EQUITY (1)           EQUITY            OPP. (6)            FOREIGN
----------------------   ----------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER TRUSTEE
(2)                                    --                 --                 --                 --                 --

THOMAS J. MCINERNEY
TRUSTEE (2)                            --                 --                 --                 --                 --

JOHN V. BOYER, TRUSTEE
(3)                      $            870   $            310   $            320   $            330   $            410

J. MICHAEL EARLEY
TRUSTEE                  $            866   $            306   $            301   $            320   $            392

PATRICK W. KENNY
TRUSTEE (3)              $            710   $            250   $            260   $            270   $            330

R. BARBARA GITENSTEIN
TRUSTEE                  $            975   $            349   $            361   $            360   $            464

ROGER B. VINCENT
TRUSTEE(7)               $          1,033   $            370   $            382   $            390   $            493

PAUL S. DOHERTY
TRUSTEE (3)              $            996   $            356   $            367   $            370   $            470

WALTER H. MAY
TRUSTEE                  $          1,222   $            437   $            450   $            460   $            578

BLAINE E. RIEKE
TRUSTEE (5)              $            958   $            342   $            353   $            360   $            453

RICHARD A. WEDEMEYER
TRUSTEE                  $          1,034   $            369   $            381   $            390   $            487

JOCK PATTON
TRUSTEE                  $          1,186   $            421   $            430   $            440   $            553

DAVID W.C. PUTNAM
TRUSTEE                  $            940   $            345   $            367   $            350   $            474

                                                          AGGREGATE COMPENSATION FROM:
                         --------------------------------------------------------------------------------------------
NAME OF                                          LIMITED
PERSON,                     LEGG MASON          MATURITY            LIQUID             MARSICO            MARSICO
POSITION                       VALUE              BOND              ASSETS             GROWTH         INT'L OPP. (6)
----------------------   ----------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER
TRUSTEE (2)                            --                 --                 --                 --                 --

THOMAS J.
MCINERNEY
TRUSTEE (2)                            --                 --                 --                 --                 --

JOHN V. BOYER,
TRUSTEE (3)              $            630   $          1,420   $          2,940   $          2,200   $            330

J. MICHAEL
EARLEY
TRUSTEE                  $            619   $          1,409   $          2,822   $          2,174   $            320

PATRICK W.
KENNY,
TRUSTEE (3)              $            520   $          1,150   $          2,400   $          1,800   $            270

R. BARBARA
GITENSTEIN
TRUSTEE                  $            714   $          1,568   $          3,308   $          2,472   $            360

ROGER B. VINCENT
TRUSTEE(7)               $            756   $          1,657   $          3,471   $          2,618   $            390

PAUL S.
DOHERTY TRUSTEE          $            728   $          1,599   $          3,365   $          2,524   $            370


WALTER H. MAY
TRUSTEE                  $            892   $          1,965   $          4,116   $          3,094   $            460

BLAINE E.
RIEKE
TRUSTEE (5)              $            700   $          1,542   $          3,240   $          2,426   $            360

RICHARD A.
WEDEMEYER TRUSTEE        $            755   $          1,661   $          3,491   $          2,619   $            390

JOCK PATTON
TRUSTEE                  $            861   $          1,921   $          4,014   $          2,995   $            440

DAVID W.C.
PUTNAM
TRUSTEE                  $            704   $          1,479   $          3,144   $          2,405   $            350

                                                 AGGREGATE COMPENSATION FROM:
                         -------------------------------------------------------------------------
NAME OF                                          MERCURY              MFS
PERSON,                    MERCURY FOCUS       LARGE CAP            MID CAP              MFS
POSITION                       VALUE           GROWTH (1)           GROWTH           TOTAL RETUN
----------------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER
TRUSTEE (2)                            --                 --                 --                 --

THOMAS J.
MCINERNEY
TRUSTEE (2)                            --                 --                 --                 --

JOHN V. BOYER,
TRUSTEE (3)              $            170   $             40   $          1,940   $          3,770

J. MICHAEL
EARLEY
TRUSTEE                  $            151   $             38              1,927   $          3,693

PATRICK W.
KENNY,
TRUSTEE (3)              $            130   $             30   $          1,580   $          3,070

R. BARBARA
GITENSTEIN
TRUSTEE                  $            188   $             45   $          2,173   $          4,229

ROGER B. VINCENT
TRUSTEE(7)               $            198   $             47   $          2,306   $          4,474

PAUL S.
DOHERTY TRUSTEE          $            190   $             46   $          2,221   $          4,315
(3)

WALTER H. MAY
TRUSTEE                  $            233   $             56   $          2,722   $          5,286

BLAINE E.
RIEKE
TRUSTEE (5)              $            183   $             44   $          2,134   $          4,147

RICHARD A.
WEDEMEYER TRUSTEE        $            197   $             47   $          2,306   $          4,477

JOCK PATTON
TRUSTEE                  $            224   $             53   $          2,633   $          5,116

DAVID W.C.
PUTNAM
TRUSTEE                  $            190   $             45   $          2,121   $          4,119

                                                     AGGREGATE COMPENSATION FROM:
                     --------------------------------------------------------------------------------------------
NAME OF                                     OPPEN.              PIMCO                                PIONEER
PERSON,                    MFS            MAIN STREET            CORE               PIMCO            FUND (6)
POSITION              UTILITIES (6)           (1)                BOND            HIGH YIELD
------------------   ----------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER
TRUSTEE (2)                        --                 --                 --                 --                 --

THOMAS J.
MCINERNEY
TRUSTEE (2)                        --                 --                 --                 --                 --

JOHN V. BOYER,
TRUSTEE (3)          $            170   $          1,700   $          1,700   $            330   $          1,250

J. MICHAEL
EARLEY
TRUSTEE              $            170   $          1,689   $          1,656   $            320   $          1,230

PATRICK W.
KENNY, TRUSTEE (3)   $            140   $          1,380   $          1,390   $            270   $          1,020

R. BARBARA
GITENSTEIN
TRUSTEE              $            190   $          1,902   $          1,909   $            360   $          1,400

ROGER B.
VINCENT
TRUSTEE(7)           $            200   $          2,014   $          2,018   $            390   $          1,480

PAUL S. DOHERTY
TRUSTEE (3)          $            190   $          1,941   $          1,945   $            370   $          1,430

WALTER H. MAY
TRUSTEE              $            240   $          2,382   $          2,385   $            460   $          1,760

BLAINE E. RIEKE
TRUSTEE (5)          $            190   $          1,868   $          1,871   $            360   $          1,380

RICHARD A.
WEDEMEYER
TRUSTEE              $            200   $          2,015   $          2,017   $            390   $          1,480

JOCK PATTON
TRUSTEE              $            230   $          2,313   $          2,308   $            440   $          1,700

DAVID W.C.
PUTNAM
TRUSTEE              $            180   $          1,832   $          1,861   $            350   $          1,370

                                                     AGGREGATE COMPENSATION FROM:
                     --------------------------------------------------------------------------------------------
                                                                                                      T. ROWE
NAME OF                                                        SALOMON                                 PRICE
PERSON,               PIONEER MID CAP   SALOMON BROTHERS       BROTHERS                               CAPITAL
POSITION                 VALUE (6)          ALL CAP           INVESTORS         STOCK INDEX           APPREC.
------------------   ----------------   ----------------   ----------------   ----------------   ----------------
JOHN G. TURNER
TRUSTEE (2)                        --                 --                 --                 --                 --

THOMAS J.
MCINERNEY
TRUSTEE (2)                        --                 --                 --                 --                 --

JOHN V. BOYER,
TRUSTEE (3)          $          1,170   $            430   $          4,370   $          2,140   $            230

J. MICHAEL
EARLEY
TRUSTEE              $          1,143   $            418   $          4,259   $          2,083   $            220

PATRICK W.
KENNY, TRUSTEE (3)   $            960   $            350   $          3,570   $          1,750   $            180

R. BARBARA
GITENSTEIN
TRUSTEE              $          1,315   $            482   $          4,909   $          2,417   $            255

ROGER B.
VINCENT
TRUSTEE(7)           $          1,393   $            510   $          5,196   $          2,559   $            270

PAUL S. DOHERTY
TRUSTEE (3)          $          1,342   $            491   $          5,007   $          2,467   $            261

WALTER H. MAY
TRUSTEE              $          1,644   $            602   $          6,133   $          3,016   $            319

BLAINE E. RIEKE
TRUSTEE (5)          $          1,289   $            472   $          4,811   $          2,367   $            250

RICHARD A.
WEDEMEYER
TRUSTEE              $          1,392   $            509   $          5,194   $          2,558   $            270

JOCK PATTON
TRUSTEE              $          1,586   $            581   $          5,923   $          2,908   $            308

DAVID W.C.
PUTNAM
TRUSTEE              $          1,293   $            473   $          4,820   $          2,387   $            252

                                                             AGGREGATE COMPENSATION FROM:
                       ---------------------------------------------------------------------------------------------------------
                                                                               PENSION OR
                                                                               RETIREMENT                     TOTAL COMPENSATION
                                                                                 BENEFITS     ESTIMATED              FROM
                           VAN           VAN                                     ACCRUED        ANNUAL            REGISTRANT
NAME OF                  KAMPEN        KAMPEN      VAN KAMPEN                  AS PART OF       BENEFITS           AND FUND
PERSON,                  EQUITY        GLOBAL       GROWTH AND   VAN KAMPEN       FUND            UPON           COMPLEX PAID
POSITION                 GROWTH       FRANCHISE      INCOME      REAL ESTATE    EXPENSES     RETIREMENT (7)   TO TRUSTEES (8)(9)
--------------------   -----------   -----------   -----------   -----------   -----------   --------------   ------------------
JOHN G.
TURNER
TRUSTEE (2)                     --            --            --            --        --             --                         --

THOMAS J.
MCINERNEY
TRUSTEE (2)                     --            --            --            --        --             --                         --

JOHN V.
BOYER,
TRUSTEE (3)            $       150   $       260   $     2,120   $     1,060       N/A            N/A         $           92,625

J. MICHAEL
EARLEY
TRUSTEE                $       141   $       247   $     2,097   $     1,032       N/A            N/A         $           91,000

R. BARBARA
GITENSTEIN
TRUSTEE                $       178   $       293   $     2,386   $     1,201       N/A            N/A         $          104,000

PATRICK W.
KENNY,
TRUSTEE (3)            $       120   $       210   $     1,730   $       870       N/A            N/A         $           75,625

ROGER B.
VINCENT
TRUSTEE(7)             $       186   $       310   $     2,526   $     1,271       N/A            N/A         $          110,000

PAUL S.
DOHERTY
TRUSTEE (3)            $       180   $       299   $     2,435   $     1,224       N/A            N/A         $          106,000

WALTER H. MAY
TRUSTEE                $       220   $       364   $     2,985   $     1,500       N/A            N/A         $          130,000

BLAINE E.
RIEKE
TRUSTEE (5)            $       173   $       286   $     2,341   $     1,176       N/A            N/A         $          102,000

RICHARD A.
WEDEMEYER
TRUSTEE                $       187   $       309   $     2,527   $     1,269       N/A            N/A         $          110,000

JOCK PATTON
TRUSTEE                $       210   $       349   $     2,891   $     1,444       N/A            N/A         $          126,000

DAVID W.C.
PUTNAM
TRUSTEE                $       179   $       296   $     2,320   $     1,191       N/A            N/A         $          101,000

(1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.


(2) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSI, the manager and distributor to the Trust. Officers and Trustees who are interested persons of ING or the Manager do not receive any compensation from the Portfolio.


(3) Mr. Doherty resigned as a Trustee effective December 31, 2004. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios. Each Portfolio's compensation amount as listed for Messrs. Boyer and Kenny is estimated. The total compensation reflected is that of the fees paid by ING Partners, Inc.


(4) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

(5) Mr. Reike may be deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because a family member is an employee of Goldman, Sachs & Co., the parent company of a Portfolio Manager to one of the Portfolios. For a period of time prior to May 1, 2003, Mr. Rieke may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Tollkeeper Portfolio of the Trust, due to a family member's employment by the Portfolio Manager of that Portfolio.

(6) Because ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of the fiscal year ended December 31, 2004, compensation has not been paid to the Trustees on their behalf, therefore the numbers listed for ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios represent estimated future compensation to the Trustees by the Trust and other funds managed by DSI and its affiliates.

(7) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(8)  Represents compensation for 117 funds.


(9) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

OWNERSHIP OF SHARES

Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members) share ownership in securities of the Trust's Manager or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Manager or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2004.


                            NAME OF OWNERS AND
                             RELATIONSHIP TO                                                    VALUE OF          PERCENTAGE OF
   NAME OF TRUSTEE               TRUSTEE              COMPANY           TITLE OF CLASS          SECURITIES            CLASS
   ----------------------   ------------------   ------------------   ------------------   ------------------   -----------------
   JOHN V. BOYER (1)               N/A                  N/A                  N/A                  $  0                 N/A

   PAUL S. DOHERTY (2)             N/A                  N/A                  N/A                  $  0                 N/A

   J. MICHAEL EARLEY               N/A                  N/A                  N/A                  $  0                 N/A

   R. BARBARA GITENSTEIN           N/A                  N/A                  N/A                  $  0                 N/A

   PATRICK W. KENNY (1)            N/A                  N/A                  N/A                  $  0                 N/A

   WALTER H. MAY                   N/A                  N/A                  N/A                  $  0                 N/A

   JOCK PATTON                     N/A                  N/A                  N/A                  $  0                 N/A

   DAVID W. C. PUTNAM              N/A                  N/A                  N/A                  $  0                 N/A

   BLAINE E. RIEKE (2)             N/A                  N/A                  N/A                  $  0                 N/A

   ROGER B. VINCENT                N/A                  N/A                  N/A                  $  0                 N/A

   RICHARD A. WEDEMEYER            N/A                  N/A                  N/A                  $  0                 N/A


(1)  Became a Trustee on January 1, 2005.
(2)  Retired as of December 31, 2004.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     As of March 31, 2005, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSI or ING Groep, N.V. ("ING") or any affiliated companies of DSI or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSI or ING or any affiliated companies of DSI or ING.

     Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates. As of March 31, 2005, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Portfolios addressed herein, except as set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.

                                                PERCENTAGE     PERCENTAGE
            PORTFOLIO AND CLASS                  OF CLASS     OF PORTFOLIO                  NAME AND ADDRESS
                                                                               ING INVESTMENTS LLC
                                                                               ATTN: LYDIA HOMER
                                                                               7337 E DOUBLETREE RANCH RD
ING PIMCO HIGH YIELD CLASS A                        100.00%           0.00%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE COMPANY
                                                                               1475 DUNWOODY DR
ING PIMCO HIGH YIELD CLASS S                         94.21%          98.27%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF DENVER
                                                                               RTE 5106 PO BOX 20
ING STOCK INDEX CLASS I                              62.40%          63.98%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING STOCK INDEX CLASS I                              36.60%          37.52%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN HEALTH SCIENCES CLASS A               100.00%           5.95%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN HEALTH SCIENCES CLASS S                91.91%          63.96%    WEST CHESTER PA  19380-1478
                                                                               ING LIFE INSURANCE & ANNUITY CO
                                                                               151 FARMINGTON AVE
ING EVERGREEN HEALTH SCIENCES CLASS S                 7.82%           5.44%    HARTFORD CT  06156-0001
                                                                               ING INVESTMENTS LLC
                                                                               ATTN: LYDIA HOMER
                                                                               7337 E DOUBLETREE RANCH RD
ING EVERGREEN HEALTH SCIENCES CLASS I               100.00%           0.00%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN OMEGA CLASS A                         100.00%           4.67%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN OMEGA CLASS S                          53.54%          44.65%    WEST CHESTER PA  19380-1478
                                                                               ING LIFE INSURANCE & ANNUITY CO
                                                                               151 FARMINGTON AVE
ING EVERGREEN OMEGA CLASS S                          46.46%          38.74%    HARTFORD CT  06156-0001
                                                                               ING INVESTMENTS LLC
                                                                               ATTN: LYDIA HOMER
                                                                               7337 E DOUBLETREE RANCH RD
ING EVERGREEN OMEGA CLASS I                         100.00%           0.00%    SCOTTSDALE AZ  85258-2160

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING AIM MID CAP GROWTH CLASS A                      100.00%           2.79%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING AIM MID CAP GROWTH CLASS S                       99.71%          99.36%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING ALLIANCE MID CAP GROWTH CLASS A                 100.00%           1.88%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING ALLIANCE MID CAP GROWTH CLASS S                  86.83%          84.17%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING ALLIANCE MID CAP GROWTH CLASS S                   5.27%           5.11%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN LARGE CAP VALUE A              100.00%           1.52%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN LARGE CAP VALUE S               99.40%          99.99%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN MANAGED GLOBAL A               100.00%           1.26%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN MANAGED GLOBAL S                99.73%         102.12%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN SMALL CAP CLASS A              100.00%           1.45%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN SMALL CAP CLASS S               99.60%         103.36%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING DEVELOPING WORLD CLASS A                        100.00%           3.82%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING DEVELOPING WORLD CLASS S                         99.79%          82.19%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EAGLE ASSET CAPITAL APPRECIATION A              100.00%           0.89%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EAGLE ASSET CAPITAL APPRECIATION S               99.81%         106.45%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING FMR DIVERSIFIED MID CAP CLASS A                 100.00%           3.40%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING FMR DIVERSIFIED MID CAP CLASS S                  99.93%          87.84%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING GOLDMAN SACHS TOLLKEEPER CLASS A                100.00%           6.56%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING GOLDMAN SACHS TOLLKEEPER CLASS S                 99.98%         103.01%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING HARD ASSETS CLASS A                             100.00%           4.43%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING HARD ASSETS CLASS S                              99.94%          82.63%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING HARD ASSETS CLASS I                              67.59%           0.71%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING HARD ASSETS CLASS I                              32.29%           0.34%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING INTERNATIONAL CLASS A                           100.00%           4.37%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING INTERNATIONAL CLASS S                            99.73%          96.60%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JANUS SPECIAL EQUITY CLASS A                    100.00%           3.41%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JANUS SPECIAL EQUITY CLASS S                     99.91%         102.71%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JENNISON EQUITY OPPORTUNITIES A                 100.00%           1.06%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JENNISON EQUITY OPPORTUNITIES S                  99.71%         103.74%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JPMORGAN SMALL CAP EQUITY CLASS A               100.00%          13.87%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JPMORGAN SMALL CAP EQUITY CLASS S                99.89%          67.20%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING JPMORGAN SMALL CAP EQUITY CLASS I                62.23%          11.00%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING JPMORGAN SMALL CAP EQUITY CLASS I                37.43%           6.61%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JULIUS BAER FOREIGN CLASS A                      85.77%           3.35%    WEST CHESTER PA  19380-1478

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING JULIUS BAER FOREIGN CLASS A                      13.38%           0.52%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JULIUS BAER FOREIGN CLASS S                      48.93%          35.52%    WEST CHESTER PA  19380-1478

                                                                               ING LIFESTYLE MODERATE PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                       5.81%           4.21%    SCOTTSDALE AZ  85258-2160
                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                      14.81%          10.75%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                      17.90%          12.99%    SCOTTSDALE AZ  85258-2160
                                                                               ING LIFESTYLE AGGRESSIVE GROWTH
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                      10.32%           7.49%    SCOTTSDALE AZ  85258-2160

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LEGG MASON VALUE CLASS A                        100.00%           3.55%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LEGG MASON VALUE CLASS S                         88.71%          73.39%    WEST CHESTER PA  19380-1478

                                                                               ING LIFESTYLE AGGRESSIVE GROWTH
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING LEGG MASON VALUE CLASS S                          6.08%           5.03%    SCOTTSDALE AZ  85258-2160
                                                                               ING LIFE INSURANCE & ANNUITY CO
                                                                               ATTN VALUATION UNIT-TS31
                                                                               151 FARMINGTON AVE
ING LEGG MASON VALUE CLASS I                         23.68%           0.22%    HARTFORD CT  06156-0001

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING LEGG MASON VALUE CLASS I                         44.92%           0.43%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING LEGG MASON VALUE CLASS I                         31.40%            .30%    HARTFORD CT  06156-0001

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LIMITED MATURITY BOND CLASS S                    96.58%         105.31%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LIQUID ASSETS CLASS A                            91.25%           1.04%    WEST CHESTER PA  19380-1478

                                                                               ING NATIONAL TRUST
                                                                               151 FARMINGTON AVE # 41
ING LIQUID ASSETS CLASS A                             8.75%           0.10%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LIQUID ASSETS CLASS S                            93.77%          69.90%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING LIQUID ASSETS CLASS I                            48.98%           6.78%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING LIQUID ASSETS CLASS I                            50.47%           6.98%    HARTFORD CT  06156-0001

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MARSICO GROWTH CLASS A                          100.00%           1.69%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MARSICO GROWTH CLASS S                           98.95%          97.78%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MARSICO GROWTH CLASS I                          100.00%           0.37%    MINNEAPOLIS MN  55440-0020

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MERCURY FOCUS VALUE CLASS A                     100.00%           1.76%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MERCURY FOCUS VALUE CLASS S                      54.48%          29.65%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE MODERATE PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING MERCURY FOCUS VALUE CLASS S                       8.55%           4.65%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING MERCURY FOCUS VALUE CLASS S                      18.16%           9.88%    SCOTTSDALE AZ  85258-2160
                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING MERCURY FOCUS VALUE CLASS S                      18.82%          10.24%    SCOTTSDALE AZ  85258-2160

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MERCURY FOCUS VALUE CLASS I                      61.64%          21.17%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING MERCURY FOCUS VALUE CLASS I                      38.28%          13.15%    HARTFORD CT  06156-0001

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MERCURY LARGE CAP GROWTH CLASS A                100.00%          10.27%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MERCURY LARGE CAP GROWTH CLASS S                100.00%          89.15%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MFS MID CAP GROWTH CLASS A                      100.00%           2.34%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MFS MID CAP GROWTH CLASS S                       99.29%         103.29%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MFS MID CAP GROWTH CLASS I                      100.00%           0.67%    MINNEAPOLIS MN  55440-0020
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING OPPENHEIMER MAIN STREET CLASS A                 100.00%           0.47%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING OPPENHEIMER MAIN STREET CLASS S                  99.62%         102.68%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING OPPENHEIMER MAIN STREET CLASS I                 100.00%           0.02%    MINNEAPOLIS MN  55440-0020
                                                                               ING USA ANNUITY AND LIFE INSURANCE
ING MFS TOTAL RETURN CLASS A                         94.87%           2.28%    COMPANY

                                                                               1475 DUNWOODY DR
                                                                               WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MFS TOTAL RETURN CLASS S                         97.06%          93.15%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MFS TOTAL RETURN CLASS I                         79.43%           0.26%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING MFS TOTAL RETURN CLASS I                         20.50%           0.07%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING PIMCO CORE BOND CLASS A                         100.00%           3.25%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING PIMCO CORE BOND CLASS S                          78.81%          68.88%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING PIMCO CORE BOND CLASS S                          10.56%           9.23%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING PIMCO CORE BOND CLASS S                           5.47%           4.78%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS ALL CAP CLASS A                100.00%           2.65%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS ALL CAP CLASS S                 83.82%          77.50%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING SALOMON BROTHERS ALL CAP CLASS S                  8.14%           7.52%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE AGGRESSIVE GROWTH
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING SALOMON BROTHERS ALL CAP CLASS S                  5.27%           4.87%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS INVESTORS CLASS A              100.00%           0.81%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS INVESTORS CLASS S               70.46%          62.86%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE MODERATE PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING SALOMON BROTHERS INVESTORS CLASS S                8.06%           7.19%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING SALOMON BROTHERS INVESTORS CLASS S               14.98%          13.36%    SCOTTSDALE AZ  85258-2160
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING SALOMON BROTHERS INVESTORS CLASS I               77.00%           0.42%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING SALOMON BROTHERS INVESTORS CLASS I               23.00%           0.13%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE CAP APPRECIATION A                 100.00%           2.61%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE CAP APPRECIATION S                  99.94%          89.92%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING T ROWE PRICE CAP APPRECIATION I                  63.79%           1.70%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING T ROWE PRICE CAP APPRECIATION I                  32.92%           0.88%    HARTFORD CT  06156-0001

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE EQUITY INCOME CLASS A               97.16%           2.19%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE EQUITY INCOME CLASS S               94.94%          87.74%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING T ROWE PRICE EQUITY INCOME CLASS I              100.00%           1.01%    MINNEAPOLIS MN  55440-0020
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING UBS U.S. BALANCED CLASS A                       100.00%           2.94%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING UBS U.S. BALANCED CLASS S                        99.74%          93.54%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN EQUITY GROWTH CLASS A                100.00%          10.64%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN EQUITY GROWTH CLASS S                100.00%          43.61%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING VAN KAMPEN EQUITY GROWTH CLASS I                 25.10%          11.58%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING VAN KAMPEN EQUITY GROWTH CLASS I                 74.73%          34.48%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
ING VAN KAMPEN GLOBAL FRANCHISE A                   100.00%          22.62%    1475 DUNWOODY DR

                                                                               WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN GLOBAL FRANCHISE S                   100.00%          66.34%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN GROWTH AND INCOME A                  100.00%           6.25%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN GROWTH AND INCOME S                   99.82%          96.19%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN REAL ESTATE CLASS A                  100.00%           2.94%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN REAL ESTATE CLASS S                   99.88%          94.22%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING VAN KAMPEN REAL ESTATE CLASS I                   11.62%           0.09%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING VAN KAMPEN REAL ESTATE CLASS I                   87.93%           0.68%    HARTFORD CT  06156-0001
                                                                               ING INVESTMENTS LLC
                                                                               ATTN: LYDIA HOMER
                                                                               7337 E DOUBLETREE RANCH RD
ING PIMCO HIGH YIELD CLASS A                        100.00%           0.00%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING PIMCO HIGH YIELD CLASS S                         91.19%          91.19%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING STOCK INDEX CLASS I                              62.81%          62.81%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING STOCK INDEX CLASS I                              36.15%          36.15%    HARTFORD CT  06156-0001
                                                                               IN ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN HEALTH SCIENCES CLASS A               100.00%           9.35%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN HEALTH SCIENCES CLASS S                93.72%          84.95%    WEST CHESTER PA  19380-1478
                                                                               ING LIFE INSURANCE & ANNUITY CO
                                                                               151 FARMINGTON AVE
ING EVERGREEN HEALTH SCIENCES CLASS S                 6.00%           5.44%    HARTFORD CT  06156-0001

                                                                               ING INVESTMENTS LLC
                                                                               ATTN: LYDIA HOMER
                                                                               7337 E DOUBLETREE RANCH RD
ING EVERGREEN HEALTH SCIENCES CLASS I               100.00%           0.00%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN OMEGA CLASS A                         100.00%           8.41%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EVERGREEN OMEGA CLASS S                          57.46%          52.63%    WEST CHESTER PA  19380-1478
                                                                               ING LIFE INSURANCE & ANNUITY CO
                                                                               151 FARMINGTON AVE
ING EVERGREEN OMEGA CLASS S                          42.30%          38.74%    HARTFORD CT  06156-0001
                                                                               ING INVESTMENTS LLC
                                                                               ATTN: LYDIA HOMER
                                                                               7337 E DOUBLETREE RANCH RD
ING EVERGREEN OMEGA CLASS I                         100.00%           0.00%    SCOTTSDALE AZ  85258-2160

                                                                               ING INVESTMENTS LLC
                                                                               ATTN LYDIA HOMER
                                                                               7337 E DOUBLETREE RANCH RD
ING EVERGREEN OMEGA CLASS R                         100.00%           0.00%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING AIM MID CAP GROWTH CLASS A                      100.00%           2.73%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING AIM MID CAP GROWTH CLASS S                       99.69%          96.97%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING ALLIANCE MID CAP GROWTH CLASS A                 100.00%           2.07%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING ALLIANCE MID CAP GROWTH CLASS S                  80.47%          78.81%    WEST CHESTER PA  19380-1478
ING ALLIANCE MID CAP GROWTH CLASS S                   6.20%           6.07%    ING LIFESTYLE MODERATE GROWTH PORT
ING ALLIANCE MID CAP GROWTH CLASS S                   8.00%           7.83%    ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN LARGE CAP VALUE A              100.00%           1.55%    WEST CHESTER PA  19380-1478
                                                                               I ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN LARGE CAP VALUE S               99.40%          97.86%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN MANAGED GLOBAL A               100.00%           1.30%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN MANAGED GLOBAL S                99.72%          98.42%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN SMALL CAP CLASS A              100.00%           1.52%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING CAPITAL GUARDIAN SMALL CAP CLASS S               99.58%          98.07%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING DEVELOPING WORLD CLASS A                        100.00%           4.87%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING DEVELOPING WORLD CLASS S                         99.82%          94.96%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EAGLE ASSET CAPITAL APPRECIATION A              100.00%           0.96%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING EAGLE ASSET CAPITAL APPRECIATION S               99.81%          98.85%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING FMR DIVERSIFIED MID CAP CLASS A                 100.00%           4.15%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING FMR DIVERSIFIED MID CAP CLASS S                  99.94%          95.79%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING GOLDMAN SACHS TOLLKEEPER CLASS A                100.00%           7.35%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING GOLDMAN SACHS TOLLKEEPER CLASS S                 99.98%          92.63%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING HARD ASSETS CLASS A                             100.00%           5.17%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING HARD ASSETS CLASS S                              99.94%          93.40%    WEST CHESTER PA  19380-1478
ING HARD ASSETS CLASS I                              59.84%           0.82%    SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
                                                                               MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING HARD ASSETS CLASS I                              40.07%           0.55%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING INTERNATIONAL CLASS A                           100.00%           4.81%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING INTERNATIONAL CLASS S                            99.65%          94.85%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JANUS SPECIAL EQUITY CLASS A                    100.00%           4.04%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JANUS SPECIAL EQUITY CLASS S                     99.91%          95.87%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JENNISON EQUITY OPPORTUNITIES A                 100.00%           1.08%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JENNISON EQUITY OPPORTUNITIES S                  99.70%          98.62%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JPMORGAN SMALL CAP EQUITY CLASS A               100.00%          15.67%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JPMORGAN SMALL CAP EQUITY CLASS S                99.80%          68.54%    WEST CHESTER PA  19380-1478
ING JPMORGAN SMALL CAP EQUITY CLASS I                57.17%           8.90%    SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
                                                                               MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING JPMORGAN SMALL CAP EQUITY CLASS I                42.44%           6.60%    HARTFORD CT  06156-0001
                                                                               ING LIFE INSURANCE & ANNUITY CO
                                                                               ATTN VALUATION UNIT-TS31
                                                                               151 FARMINGTON AVE
ING JPMORGAN SMALL CAP EQUITY CLASS R                27.42%           0.03%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JULIUS BAER FOREIGN CLASS A                      87.98%           4.13%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JULIUS BAER FOREIGN CLASS A                      11.28%           0.53%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING JULIUS BAER FOREIGN CLASS S                      46.25%          43.80%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE MODERATE PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                       5.41%           5.13%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                      14.88%          14.09%    SCOTTSDALE AZ  85258-2160
                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                      19.18%          18.17%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE AGGRESSIVE GROWTH
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING JULIUS BAER FOREIGN CLASS S                      11.83%          11.20%    SCOTTSDALE AZ  85258-2160
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING JULIUS BAER FOREIGN CLASS I                      96.57%           0.58%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LEGG MASON VALUE CLASS A                        100.00%           4.21%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LEGG MASON VALUE CLASS S                         84.93%          79.83%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E. DOUBLETREE RANCH RD
ING LEGG MASON VALUE CLASS S                          5.92%           5.57%    SCOTTSDALE AZ 85258-2160
                                                                               ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
ING LEGG MASON VALUE CLASS S                          8.52%           8.01%    7337 E. DOUBLETREE RANCH RD

                                                                               SCOTTSDALE AZ 85258-2160
                                                                               ING LIFE INSURANCE & ANNUITY CO.
                                                                               ATTN VALUATION UNIT
                                                                               151 FARMINGTON AVE
ING LEGG MASON VALUE CLASS I                         54.12%           0.97%    HARTFORD, CT  06156-0001
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING LEGG MASON VALUE CLASS I                         18.61%           0.33%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING LEGG MASON VALUE CLASS I                         27.27%           0.49%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LIMITED MATURITY BOND CLASS S                    96.29%          96.29%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LIQUID ASSETS CLASS A                            94.60%           1.44%    WEST CHESTER PA  19380-1478
                                                                               ING NATIONAL TRUST
                                                                               151 FARMINGTON AVE # 41
ING LIQUID ASSETS CLASS A                             5.40%           0.08%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING LIQUID ASSETS CLASS S                            93.46%          77.42%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING LIQUID ASSETS CLASS I                            54.58%           8.54%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING LIQUID ASSETS CLASS I                            44.99%           7.04%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
ING MARSICO GROWTH CLASS A                          100.00%           1.89%    COMPANY

                                                                               1475 DUNWOODY DR
                                                                               WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MARSICO GROWTH CLASS S                           98.82%          96.11%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MARSICO GROWTH CLASS I                          100.00%           0.49%    MINNEAPOLIS MN  55440-0020

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MERCURY FOCUS VALUE CLASS A                     100.00%           1.80%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MERCURY FOCUS VALUE CLASS S                      46.25%          30.18%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE MODERATE PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING MERCURY FOCUS VALUE CLASS S                       9.24%           6.03%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING MERCURY FOCUS VALUE CLASS S                      21.15%          13.80%    SCOTTSDALE AZ  85258-2160
                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING MERCURY FOCUS VALUE CLASS S                      23.36%          15.25%    SCOTTSDALE AZ  85258-2160

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MERCURY FOCUS VALUE CLASS I                      61.91%          20.40%    MINNEAPOLIS MN  55440-0020
                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING MERCURY FOCUS VALUE CLASS I                      38.01%          12.52%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
ING MERCURY LARGE CAP GROWTH CLASS A                100.00%          10.31%    1475 DUNWOODY DR

                                                                               WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MERCURY LARGE CAP GROWTH CLASS S                100.00%          88.64%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MFS MID CAP GROWTH CLASS A                      100.00%           2.43%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MFS MID CAP GROWTH CLASS S                       99.25%          96.20%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MFS MID CAP GROWTH CLASS I                      100.00%           0.64%    MINNEAPOLIS MN  55440-0020
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING OPPENHEIMER MAIN STREET CLASS A                 100.00%           0.52%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING OPPENHEIMER MAIN STREET CLASS S                  99.60%          99.06%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING OPPENHEIMER MAIN STREET CLASS I                 100.00%           0.02%    MINNEAPOLIS MN  55440-0020

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MFS TOTAL RETURN CLASS A                         95.29%           2.57%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING MFS TOTAL RETURN CLASS S                         96.46%          93.15%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING MFS TOTAL RETURN CLASS I                         74.31%           0.30%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING MFS TOTAL RETURN CLASS I                         25.63%           0.10%    HARTFORD CT  06156-0001

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING PIMCO CORE BOND CLASS A                         100.00%           3.61%    WEST CHESTER PA  19380-1478
ING PIMCO CORE BOND CLASS S                          72.13%          69.52%    ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
                                                                               WEST CHESTER PA  19380-1478

                                                                               ING LIFESTYLE MODERATE PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD

ING PIMCO CORE BOND CLASS S                           6.07%           5.85%    SCOTTSDALE AZ  85258-2160
                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING PIMCO CORE BOND CLASS S                          13.91%          13.41%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING PIMCO CORE BOND CLASS S                           7.68%           7.40%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS ALL CAP CLASS A                100.00%           2.92%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS ALL CAP CLASS S                 76.43%          74.19%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING SALOMON BROTHERS ALL CAP CLASS S                 11.79%          11.45%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE AGGRESSIVE GROWTH
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING SALOMON BROTHERS ALL CAP CLASS S                  8.17%           7.93%    SCOTTSDALE AZ  85258-2160
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS INVESTORS CLASS A              100.00%           0.89%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING SALOMON BROTHERS INVESTORS CLASS S               60.59%          59.70%    WEST CHESTER PA  19380-1478
                                                                               ING LIFESTYLE MODERATE PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
ING SALOMON BROTHERS INVESTORS CLASS S                9.60%           9.46%    SCOTTSDALE AZ  85258-2160

                                                                               ING LIFESTYLE MODERATE GROWTH PORT
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD

ING SALOMON BROTHERS INVESTORS CLASS S               19.23%          18.95%    SCOTTSDALE AZ  85258-2160
ING SALOMON BROTHERS INVESTORS CLASS S                6.07%           5.98%    ING LIFESTYLE GROWTH PORTFOLIO
                                                                               ATTN PETE BALCER
                                                                               7337 E DOUBLETREE RANCH RD
                                                                               SCOTTSDALE AZ  85258-2160

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER
                                                                               RTE 5106 PO BOX 20
                                                                               MINNEAPOLIS MN  55440-0020
ING SALOMON BROTHERS INVESTORS CLASS I               76.25%           0.43%    RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING SALOMON BROTHERS INVESTORS CLASS I               23.75%           0.13%    HARTFORD CT  06156-0001

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE CAP APPRECIATION A                 100.00%           3.02%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE CAP APPRECIATION S                  99.94%          93.09%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING T ROWE PRICE CAP APPRECIATION I                  62.74%           1.79%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING T ROWE PRICE CAP APPRECIATION I                  34.10%           0.97%    HARTFORD CT  06156-0001

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE EQUITY INCOME CLASS A               97.02%           2.36%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING T ROWE PRICE EQUITY INCOME CLASS S               93.64%          89.43%    WEST CHESTER PA  19380-1478
                                                                               ING LIFE INSURANCE & ANNUITY CO
                                                                               ATTN VALUATION UNIT-TS31
                                                                               151 FARMINGTON AVE
ING T ROWE PRICE EQUITY INCOME CLASS S                5.47%           5.22%    HARTFORD CT  06156-0001

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING T ROWE PRICE EQUITY INCOME CLASS I              100.00%           1.15%    MINNEAPOLIS MN  55440-0020
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING UBS U.S. BALANCED CLASS A                       100.00%           3.34%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING UBS U.S. BALANCED CLASS S                        99.72%          96.39%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN EQUITY GROWTH CLASS A                100.00%          11.56%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN EQUITY GROWTH CLASS S                100.00%          44.77%    WEST CHESTER PA  19380-1478
                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
ING VAN KAMPEN EQUITY GROWTH CLASS I                 25.24%          11.02%    MINNEAPOLIS MN  55440-0020

                                                                               RELIASTAR LIFE INSURANCE CO
                                                                               FBO SVUL I
                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
ING VAN KAMPEN EQUITY GROWTH CLASS I                 74.58%          32.57%    HARTFORD CT  06156-0001
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN GLOBAL FRANCHISE A                   100.00%          25.90%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN GLOBAL FRANCHISE S                   100.00%          74.10%    WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN GROWTH AND INCOME A                  100.00%           6.51%    WEST CHESTER PA  19380-1478
ING VAN KAMPEN GROWTH AND INCOME S                   99.81%          93.25%
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
                                                                               WEST CHESTER PA  19380-1478
                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN REAL ESTATE CLASS A                  100.00%           3.35%    WEST CHESTER PA  19380-1478

                                                                               ING USA ANNUITY AND LIFE INSURANCE
                                                                               COMPANY
                                                                               1475 DUNWOODY DR
ING VAN KAMPEN REAL ESTATE CLASS S                   99.85%          95.48%    WEST CHESTER PA  19380-1478

                                                                               SECURITY LIFE INSURANCE OF
                                                                               DENVER A VUL
                                                                               RTE 5106 PO BOX 20
                                                                               MINNEAPOLIS MN  55440-0020
                                                                               FBO SVUL I

                                                                               ATTN JILL BARTH CONVEYOR TN41
                                                                               151 FARMINGTON AVE
                                                                               HARTFORD CT  06156-0001
ING VAN KAMPEN REAL ESTATE CLASS I                   12.22%           0.13%    RELIASTAR LIFE INSURANCE CO

     As of the date of this SAI, FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Fund, and Pioneer Mid Cap Value Portfolios had not commenced operations, therefore no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with respect to 5% or more of the shares of either of these Portfolios. Further, as of the date of this SAI, only the Class I shares of Global Resources, JPMorgan Small Cap Equity, Legg Mason Value, Liquid Assets, Marsico Growth, Mercury Focus Value, MFS Mid Cap Growth, MFS Total Return, Oppenheimer Main Street, Salomon Brothers Investors, Stock Index, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, Van Kampen Equity Growth, and Van Kampen Real Estate Portfolios have commenced operations, therefore no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with regard to 5% or more of the shares of those Class I Portfolios that had not commenced operations. Lastly, as of the date of this SAI, Service and Service 2 shares of Stock Index are not offered and Service 2 shares of Limited Maturity Bond and Service 2 and Class I shares of PIMCO High Yield had not commenced operations, therefore no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with regard to 5% or more of the shares of these Service 2 Class and Class I Portfolios.

MANAGEMENT AGREEMENTS

     Directed Services, Inc. ("DSI" or "Manager") serves as Manager to the Portfolios pursuant to two Management Agreements (the "Management Agreements") between the Manager and the Trust. DSI's principal address is 1475 Dunwoody Drive, West Chester, PA 19380-1478. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. DSI is registered with the SEC as an investment adviser and with the National Association of Securities Dealers as a broker-dealer. Two Portfolio Managers of the Trust, Baring International Investment Limited and ING Investment Management Co., are affiliates of DSI through their common ownership by ING. DSI has entered into an Administrative Services Sub-Contract (the "Sub-Contract") with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"), effective January 1, 2003, for all of the Portfolios except FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities. ING Funds Services is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSI under the Management Agreements to the Trust on DSI's behalf. Under the Sub-Contract, ING Funds Services is compensated by DSI a portion of the unified fee for the services performed by ING Funds Services under the Sub-Contract. The Trust has entered into an Administration Agreement with ING Funds Services directly on behalf of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios. Please see the "Administration" section of this SAI for an explanation of ING Funds Services' responsibilities regarding FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios.


     The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company ("ING USA") to serve as the investment medium for Variable Contracts issued by ING USA. DSI is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company ("Golden American") and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance & Annuity Company and USG Annuity & Life Company to form ING USA. Golden American was a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly owned subsidiary of Equitable of Iowa. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.


     Pursuant to the Management Agreements, the Manager, subject to the direction of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating for all Portfolios, at the Manager's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Management Agreements. Other responsibilities of the Manager are described in the Prospectus.

     The Trust and the Manager have received an exemptive order from the SEC that allows the Manager to enter into new investment sub-advisory contracts ("Portfolio Management Agreements") and to make material changes to Portfolio Management Agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Portfolio Management Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. The Manager remains responsible for providing general management services to each of the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio's assets; (iii) when appropriate, allocate and reallocate a Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio's investment objectives, policies and restrictions.


     The Manager shall make its officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.


     In considering the Management Agreements and Portfolio Management Agreements, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.


     In connection with their deliberations relating to each Portfolio's current Management Agreement and Portfolio Management Agreement, if applicable, the Board, including the Independent Trustees, considered information that had been provided by DSI and the Portfolio Managers to the Portfolios that engage them throughout the year at regular Board Meetings, as well as information specifically furnished for a Board meeting held annually to specifically consider such renewals. This information included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and its respective peer group, as well as information about the Portfolio's investment portfolio, objectives and strategies; (2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by Kirkpatrick & Lockhart LLP, counsel to the Independent Trustees; (4) copies of each form of management and portfolio management agreement; (5) copies of the Form ADV for each investment manager and portfolio manager to the Portfolios; (6) financial statements for each investment manager and portfolio manager to the Portfolios; and (7) other information relevant to their evaluations.


     The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management and sub-advisory agreements, including an analysis for each Fund of how performance and fees compare to its selected peer group and designated benchmarks.

     The following paragraphs outline certain of the specific factors the Board considered in relation to renewing the Portfolios' current Management and Portfolio Management Agreements, as applicable.


AIM MID CAP GROWTH


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its primary benchmark index and Selected Peer Group median for all periods reviewed by the Board, and (4) the Portfolio Manager appointed a new portfolio manager in March 2003 to address the Board and the Adviser's concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Board believes it is appropriate to allow the portfolio manager a reasonable period of time to manage the Portfolio in order to properly evaluate performance.

ALLIANCE MID CAP GROWTH

     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


CAPITAL GUARDIAN MANAGED GLOBAL


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is above the median and the average, and one standard deviation of the average expense ratios of its Selected Peer Group, and (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for the one- and three-year periods, but outperformed them for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) in response to discussions with the Trustees, the Adviser has agreed to lower the management fee of the Portfolio to a level that is only slightly above the median and average management fees of its Selected Peer Group, (2) the management fee reduction has the effect of reducing the Portfolio's total expenses to a level that is only slightly higher than the median and average expense ratio of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable, and the Adviser continues to work with the Sub-Adviser with respect to the Portfolio's performance.

CAPITAL GUARDIAN SMALL/MID CAP VALUE

     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark indices and Selected Peer Group median for all periods reviewed by the Board, and (4) the Adviser continues to closely monitor the Portfolio and work with the Sub-Adviser to improve performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee and expense ratio for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Adviser will continue to monitor closely the performance of the Portfolio.

CAPITAL GUARDIAN U.S. EQUITIES

     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


EAGLE ASSET CAPITAL APPRECIATION


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, (3) the

Portfolio underperformed its benchmark indices for the one-, and two-year periods and most recent quarter, and its Selected Peer Group median for the one-, two-, and five-year periods, but outperformed its benchmark indices for the three-, and five-year periods and its Selected Peer Group for the three-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Board believes it is appropriate to allow the new portfolio manager put into place in May 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.


EVERGREEN HEALTH SCIENCES


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio was very recently launched and it is premature to evaluate.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.


EVERGREEN OMEGA


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio was very recently launched and it is premature to evaluate.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.


FMR(SM) DIVERSIFIED MID CAP


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Board believes it is appropriate to allow the new portfolio manager put in place in February 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.


GOLDMAN SACHS TOLLKEEPER


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is above the median and the average of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is above the median and the average of its Selected Peer Group, but within one standard deviation of the average, (3) the Portfolio underperformed its benchmark indices and Select Peer Group median for the one- and three-year periods, but outperformed its Selected Peer Group median for the two-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     In response to input from the Board, the Adviser agreed to lower the Portfolio's expense limit, thereby reducing the Portfolio's total expenses. After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the new expense limit is equal to the Selected Peer Group's average expense ratio, (3) to address Board concerns with performance, the investment strategy of the Portfolio was revised in April 2004, and (5) the Board believes it is appropriate to allow the Sub-Adviser more time to operate the Portfolio under the new investment strategy before evaluating performance.

GLOBAL RESOURCES

     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is well below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is well below the median and the average of its Selected Peer Group, (3) the Portfolio underperformed its style specific benchmark index for the one-, and two-year periods, but outperformed for the three-, and five-year periods, and (4) the Portfolio underperformed its Selected Peer Group median for all periods represented but the Portfolio outperformed the broad market index for the one-, two-, three-, and five-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


INTERNATIONAL


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation, and (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other considerations, (1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the portfolio managers have been consistent in their investment approach, focusing on higher quality international securities and the Adviser continues to work with the Sub-Adviser to improve the Portfolio's performance.


JANUS CONTRARIAN


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


JENNISON EQUITY OPPORTUNITIES


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) since Jennison assumed responsibility for the Portfolio in July 2002, the Portfolio outperformed its benchmark index and Selected Peer Group median for the one- and two-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has improved since Jennison was appointed Portfolio Manager.


JPMORGAN EMERGING MARKETS EQUITY


     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for the periods reviewed by the Board, and (4) the Manager has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group (2) the expense ratio for the Portfolio is competitive with that of its adjusted Selected Peer Group, (3) the Manager continues to monitor the Portfolio and explore alternatives to improve performance, and (4) action has been taken to improve Portfolio performance and the Manager committed to further address performance concerns.

     The Manager further addressed those concerns by recommending the engagement of J.P. Morgan Investment Management Inc. ("JPMorgan") as the portfolio manager. In reaching a decision to engage JPMorgan as the new portfolio manager, the Board, including a majority of the Independent Trustees, considered the performance of the Portfolio for the latest one-, three-, and five-year periods. The Board also considered the performance of a portfolio managed by JPMorgan with a similar investment style to that of the Portfolio. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Manager's view that JPMorgan is a well-known management company with a solid investment platform and currently has an alliance partnership with ING; (2) JPMorgan's experience and skill in managing international funds; (3) the nature and quality of the services to be provided by JPMorgan; (4) the fairness of the compensation under the new Portfolio Management Agreement in light of the services to be provided to that of the former portfolio manager, and various industry averages for similar funds; (5) the qualifications of JPMorgan's personnel, portfolio management capabilities and investment methodologies and the history of steady performance of JPMorgan's own retail fund, which is managed according to the JPMorgan style of investing; (6) JPMorgan's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (7) JPMorgan's financial condition; (8) the costs for the services to be provided by JPMorgan and the fact that these costs will be paid by the Manager and not directly by the Portfolio; (9) the appropriateness of the selection of JPMorgan and the employment of the new investment strategy in light of the Portfolio's investment objective and its current and prospective investor base; and (10) JPMorgan's Code of Ethics and related procedures for complying therewith. The Board also considered the management fee to be retained by DSI for its oversight and monitoring services that will be provided to the Portfolio.

     During the course of its deliberations, the Board reached the following conclusions regarding JPMorgan and the new portfolio management agreement, among others: (1) JPMorgan is qualified to manage the Portfolio's assets in accordance with the revised investment strategy based in part on JPMorgan's steady performance in its own funds and the success of the JPMorgan investment team based on its consistent investment process and philosophy throughout various market conditions; (2) JPMorgan has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the new Portfolio Management Agreement; (3) the revised investment strategy would not materially affect the current risk profile of the Portfolio; and (4) believes the compensation to be paid by the Manager under the new portfolio management agreement is fair and reasonable in relation to the services to be provided by JPMorgan, the compensation paid to the former portfolio manager and various industry averages for similar funds.


JPMORGAN SMALL CAP EQUITY


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio underperformed its benchmark index for the one- and two-year periods, but outperformed its benchmark index for the most recent quarter and year-to-date and its Selected Peer Group median for the periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


JULIUS BAER FOREIGN


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other considerations, (1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Board believes it is appropriate to allow the new Sub-Adviser put in place in September 2003 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.


LEGG MASON VALUE


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is equal to the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index for the one- and two-year period and its Selected Peer Group median for the two-year period, but slightly outperformed its benchmark index for the three-year period, significantly outperformed its benchmark index for the most recent quarter and outperformed its Selected Peer Group median for the remaining periods reviewed by the Board, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance by retaining Legg Mason as Portfolio Manager in May 2004.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is comparable with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Portfolio's performance has improved since the change in Portfolio Manager.


LIMITED MATURITY BOND


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and its Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


LIQUID ASSETS


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio outperformed its primary benchmark index and its Selected Peer Group median for the two-, three-, and five-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


MARSICO GROWTH


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) since Marsico assumed responsibility for the Portfolio in December 2002, the Portfolio underperformed its benchmark and Selected Peer Group median for the one-year period, but outperformed for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable since Marsico assumed responsibility for the Portfolio in December 2002.


MERCURY FOCUS VALUE


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average based on its adjusted Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for the one- and two-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


MERCURY LARGE CAP GROWTH


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and (3) the Portfolio underperformed its benchmark for the two-year period and the most recent quarter, but outperformed its benchmark index for the one-year period and its Selected Peer Group median for the one- and two-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


MFS MID CAP GROWTH


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) with the exception of the most recent quarter, the Portfolio underperformed its benchmark indices but the Portfolio has outperformed its Selected Peer Group for the one-, and two-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's recent performance has been improving.


MFS TOTAL RETURN


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its blended benchmark index and only slightly underperformed its Selected Peer Group median for the one-, and two-year periods, but outperformed its blended benchmark index and Selected Peer Group median for the three-, and five-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


OPPENHEIMER MAIN STREET


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average of the Portfolio's adjusted Selected Peer Group but within one standard deviation of the average, (3) the Portfolio underperformed its benchmark indices for the periods presented but the Portfolio's performance has shown recent improvement in comparison to the funds in its Selected Peer Group, and (4) action has been taken to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its adjusted Selected Peer Group, and (3) action has been taken to improve the Portfolio's performance by implementing a change in portfolio management and the Manager committed to further address performance concerns.

     The Manager further addressed those concerns by recommending the engagement of OppenheimerFunds, Inc. ("OppenheimerFunds") as the portfolio manager. In reaching a decision to engage OppenheimerFunds as the new portfolio manager, the Board, including a majority of the Independent Trustees, considered the performance of the Portfolio for the latest one-, three-, and five-year periods. The Board also considered the performance of a portfolio managed by OppenheimerFunds with a similar investment style to that of the Portfolio. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Manager's view that OppenheimerFunds is a well-known management company with a solid investment platform and currently has an alliance partnership with ING; (2) OppenheimerFunds' experience and skill in managing domestic equity funds; (3) the nature and quality of the services to be provided by OppenheimerFunds; (4) the fairness of the compensation under the new portfolio management agreement in light of the services to be provided to that of the former portfolio manager, and various industry averages for similar funds; (5) the qualifications of OppenheimerFunds' personnel, portfolio management capabilities and investment methodologies and the history of steady performance of OppenheimerFunds' own retail fund, which is managed according to the "Oppenheimer Main Street" style of investing; (6) OppenheimerFunds' operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (7) OppenheimerFunds' financial condition; (8) the costs for the services to be provided by OppenheimerFunds and the fact that these costs will be paid by the Adviser and not directly by the Portfolio; (9) the appropriateness of the selection of OppenheimerFunds and the employment of the new investment strategy in light of the Portfolio's investment objective and its current and prospective investor base; and (10) OppenheimerFunds' Code of Ethics and related procedures for complying therewith. The Board also considered the management fee to be retained by DSI for its oversight and monitoring services that will be provided to the Portfolio.

     During the course of its deliberations, the Board reached the following conclusions regarding OppenheimerFunds and the new portfolio management agreement, among others: (1) OppenheimerFunds is qualified to manage the Portfolio's assets in accordance with the revised investment strategy based in part on Oppenheimer's steady performance in its own funds and the success of the "Oppenheimer Main Street" team based on its consistent investment process and philosophy throughout various market conditions; (2) OppenheimerFunds has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the New Portfolio Management Agreement; (3) the revised investment strategy would not materially affect the current risk profile of the Portfolio; and (4) believes the compensation to be paid by the Manager under the new portfolio management agreement is fair and reasonable in relation to the services to be provided by OppenheimerFunds, the compensation paid to the former portfolio manager and various industry averages for similar funds.


PIMCO CORE BOND


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


PIMCO HIGH YIELD


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio was very recently launched and it is premature to evaluate.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.


SALOMON BROTHERS ALL CAP


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its Selected Peer Group median for the three-year period, but outperformed it for the one-, and two-year periods, and consistently outperformed its benchmark index.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


SALOMON BROTHERS INVESTORS


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its benchmark indices and Selected Peer Group median for the one-year period, but outperformed its Selected Peer Group median for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


STOCK INDEX


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio was very recently launched and it is premature to evaluate.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.


T. ROWE PRICE CAPITAL APPRECIATION


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is slightly above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is equal to the median and below the average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark indices and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


T. ROWE PRICE EQUITY INCOME


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its benchmark index for the two-year period and its Selected Peer Group median for the one-, two-, and five-year periods, but outperformed its benchmark index for the one-, three-, and five-year periods and most recent quarter and its Selected Peer Group median for the three-year period and most recent quarter.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

UBS U.S. ALLOCATION

     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is above the median and average management fees of its Selected Peer Group, but within one standard deviation,
(2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation, and (3) the Adviser has taken action to address Board concerns about the Portfolio's performance by hiring UBS Global Asset Management, Inc. in May 2003 to serve as Portfolio Manager.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Portfolio's performance has improved since the change in Portfolio Manager.


VAN KAMPEN EQUITY GROWTH


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for the one- and two-year periods and most recent quarter, and
(4) the Portfolio Manager appointed a new portfolio manager in June 2004 to address the Board and the Adviser's concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Board believes it is appropriate to allow the new portfolio managers put in place in June 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.


VAN KAMPEN GLOBAL FRANCHISE


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio underperformed its benchmark index for the two-year period, but outperformed it for the one-year period and year-to-date and outperformed its Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


VAN KAMPEN GROWTH AND INCOME


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark indices and Selected Peer Group median for the one-, and three-year periods and most recent quarter, its benchmark indices for the five-year period and its Selected Peer Group median for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


VAN KAMPEN REAL ESTATE


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio slightly underperformed its benchmark index for the three-, and five-year periods, but outperformed its benchmark index for the one-, and two-year periods and its Selected Peer Group median for the one-, two-, and five-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Portfolio Manager is engaged to manage the assets of such Portfolio.

     The Management Agreement continues in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Management Agreement, dated October 24, 1997, as amended May 24, 2002, was last renewed by a majority of the Independent Trustees on September 2, 2004, and was approved by a majority of the shareholders of the Trust at a special meeting of the Trust's shareholders on July 10, 2002. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to October 24, 1997, DSI served as the manager to the Trust pursuant to a Management Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as manager to the Trust pursuant to a Management Agreement dated October 1, 1993.

     As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "unified fee" for all Portfolios except FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities on behalf of which the Trust pays the Manager and the Administrator separately) in arrears and expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:



PORTFOLIO                                                                          RATE
ING AIM Mid Cap Growth Portfolio,                           0.75% first $750 million in combined assets of these
ING Capital Guardian Small/Mid Cap Portfolio (1),                                  Series
ING Eagle Asset Capital Appreciation Portfolio (1),                       0.70% next $1.25 billion
ING Global Resources Portfolio (1),                                       0.65% next $1.5 billion
ING Jennison Equity Opportunities Portfolio,                     0.60% on assets in excess of $3.5 billion
ING T. Rowe Price Capital Appreciation Portfolio,
ING T. Rowe Price Equity Income Portfolio,
ING Van Kampen Growth and Income Portfolio, and
ING Van Kampen Real Estate Portfolio

ING Alliance Mid Cap Growth Portfolio and                   0.85% first $250 million in combined assets of these
ING Marsico Growth Portfolio (2)                                                   Series
                                                                          0.80% next $400 million
                                                                          0.75% next $450 million
                                                                 0.70% on assets in excess of $1.1 billion
ING Capital Guardian Managed Global Portfolio                           1.00% on first $250 million
                                                                         0.90% on next $250 million
                                                                 0.80% on assets in excess of $500 million

ING Capital Guardian U.S. Equities Portfolio (1)                        0.75% on first $500 million
                                                                         0.70% on next $250 million
                                                                         0.65% on next $500 million
                                                                 0.60% on assets in excess of $1.25 billion

ING Evergreen Health Sciences Portfolio                               0.75% on the first $500 million
                                                                 0.70% on assets in excess of $500 million

ING Evergreen Omega Portfolio                                         0.60% on the first $750 million
                                                                 0.55% on assets in excess of $750 million

ING FMR(SM) Diversified Mid Cap Portfolio and                0.75% of first $500 million in combined assets of
ING UBS U.S. Allocation Portfolio (1)                                           these Series
                                                                    0.70% of next $250 million in assets
                                                                         0.65% of next $500 million
                                                                 0.60% on assets in excess of $1.25 billion

ING FMR(SM) Earnings Growth Portfolio                                   0.62% on first $500 million;
                                                                        0.57% on next $250 million;
                                                                     0.52% on assets over $750 million

ING Goldman Sachs Tollkeeper(SM) Portfolio (1)                      1.35% on first $1 billion in assets
                                                             1.25% of amount in excess of $1 billion in assets

ING International Portfolio                                        1.00% of first $500 million of assets
                                                                 0.80% on assets in excess of $500 million

PORTFOLIO                                                                          RATE
ING Janus Contrarian Portfolio (1) and                       0.81% on first $250 million in combined assets of
ING Legg Mason Value Portfolio (1)                                              these Series
                                                                         0.77% on next $400 million
                                                                         0.73% on next $450 million
                                                                 0.67% on assets in excess of $1.1 billion

ING Julius Baer Foreign Portfolio                                        1.00% on first $50 million
                                                                         0.95% on next $200 million
                                                                         0.90% on next $250 million
                                                                 0.85% on assets in excess of $500 million

ING JPMorgan Emerging Markets Equity Portfolio (1)                                 1.25%

ING JPMorgan Small Cap Equity Portfolio                                 0.90% on first $200 million
                                                                         0.85% on next $300 million
                                                                         0.80% on next $250 million
                                                                 0.75% on assets in excess of $750 million

ING JPMorgan Value Opportunities Portfolio                                  0.40% on all assets

ING Limited Maturity Bond Portfolio and                      0.35% on first $200 million in combined assets of
ING Liquid Assets Portfolio                                                     these Series
                                                                         0.30% on next $300 million
                                                                 0.25% on assets in excess of $500 million

ING Marsico International Opportunities Portfolio                                  0.540%

ING Mercury Focus Value Portfolio                                       0.80% on first $500 million
                                                                         0.75% on next $250 million
                                                                         0.70% on next $500 million
                                                                         0.65% on next $750 million
                                                                  0.60% on assets in excess of $2 billion

ING Mercury Large Cap Growth Portfolio (1)                              0.80% on first $500 million
                                                                         0.75% on next $250 million
                                                                         0.70% on next $500 million
                                                                         0.65% on next $750 million
                                                                  0.60% on assets in excess of $2 billion

ING MFS Mid Cap Growth Portfolio (3),                        0.75% on first $250 million in combined assets in
ING MFS Total Return Portfolio (3), and                                         these Series
ING Oppenheimer Main Street Portfolio(R) (1)                             0.70% on next $400 million
                                                                         0.65% on next $450 million
                                                                 0.60% on assets in excess of $1.1 billion

ING MFS Utilities Portfolio                                                        0.60%

ING PIMCO Core Bond Portfolio                                           0.75% on first $100 million
                                                                         0.65% on next $100 million

PORTFOLIO                                                                          RATE
                                                                 0.55% on assets in excess of $200 million

ING PIMCO High Yield Portfolio                                                     0.49%

ING Pioneer Fund Portfolio                                              0.75% on first $500 million
                                                                         0.70% on next $500 million
                                                                              0.65% thereafter

ING Pioneer Mid Cap Value Portfolio                                     0.75% on first $500 million
                                                                         0.70% on next $500 million
                                                                              0.65% thereafter

ING Salomon Brothers All Cap Portfolio and                   0.75% on first $500 million in combined assets of
ING Salomon Brothers Investors Portfolio                                        these Series
                                                                         0.70% on next $250 million
                                                                         0.65% on next $500 million
                                                                 0.60% on assets in excess of $1.25 billion

ING Stock Index Portfolio                                                          0.27%

ING Van Kampen Equity Growth Portfolio                                     0.65% first $1 billion
                                                                  0.60% on assets in excess of $1 billion

ING Van Kampen Global Franchise Portfolio                                 1.00% first $250 million
                                                                          0.90% next $250 million
                                                                 0.75% on assets in excess of $500 million



(1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.


(2) DSI voluntarily agreed to waive 0.05% of its fee earned on assets in excess of $1.36 billion with respect to ING Marsico Growth Portfolio.


(3) Effective January 1, 2002, DSI entered into a Portfolio Management agreement with Massachusetts Financial Services Company ("MFS"), the investment sub-advisor of the ING MFS Mid Cap Growth and ING MFS Total Return Portfolios. The Portfolio Management Agreement between DSI and MFS provides that the portfolio management fee paid to MFS will be calculated based upon the combined assets of the two portfolios managed by MFS, which has resulted in lower total Portfolio Manager fees. As a consequence of the savings realized by DSI under the new Portfolio Management agreement with MFS, DSI has voluntarily agreed to waive a portion of its management fee in connection with each Portfolio managed by MFS. For the year ended December 31, 2004, DSI waived $68,796, and $3,511 for ING MFS Mid Cap Growth and ING MFS Total Return Portfolios, respectively. This arrangement may be discontinued by DSI at any time.


          Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2004, 2003, and 2002 were as follows: For the fiscal year ended December 31:


     PORTFOLIO                                                       2004           2003           2002
     ---------                                                   ------------   ------------   ------------
     ING AIM Mid Cap Growth Portfolio                            $  1,517,866   $  1,200,587   $  1,713,795
     ING Alliance Mid Cap Growth Portfolio                       $  4,338,926      3,038,760      3,263,550
     ING Capital Guardian U.S. Equities Portfolio (1)            $  3,652,544      3,052,061      2,571,200

     ING Capital Guardian Managed Global Portfolio               $  3,650,883      2,720,882      2,781,297
     ING Capital Guardian Small/Mid Cap Portfolio (1)            $  4,680,279      2,984,748      3,848,754
     ING Eagle Asset Capital Appreciation Portfolio (1)          $  1,439,545      1,253,903      1,649,726
     ING Evergreen Health Sciences Portfolio                     $    118,160            N/A            N/A
     ING Evergreen Omega Portfolio                               $     14,349            N/A            N/A
     ING FMR(SM) Diversified Mid Cap Portfolio                   $  1,457,406        912,262        708,159
     ING FMR(SM) Earnings Growth Portfolio (2)                            N/A            N/A            N/A
     ING Global Resources Portfolio (1)                          $  1,134,420        584,751        474,104
     ING Goldman Sachs Tollkeeper(SM) Portfolio(1)               $    824,211        506,545        188,409
     ING International Portfolio                                 $  1,940,279      1,525,191      1,863,379
     ING Janus Contrarian Portfolio (1)                          $    459,615        281,619        256,643
     ING Jennison Equity Opportunities Portfolio                 $  2,132,641      1,982,033      3,023,256
     ING JPMorgan Emerging Markets Equity Portfolio (1)          $  1,651,813      1,129,810      1,279,234
     ING JPMorgan Small Cap Equity Portfolio (3)                 $  1,213,857        328,237         50,787
     ING JPMorgan Value Opportunities Portfolio (2)                       N/A            N/A            N/A
     ING Julius Baer Foreign Portfolio (3)                       $  1,573,295        195,736         47,695
     ING Legg Mason Value Portfolio (1)                          $  2,034,681      1,526,514      1,148,928
     ING Limited Maturity Bond Portfolio                         $  1,307,052      1,713,529      2,127,777
     ING Liquid Assets Portfolio                                 $  2,542,827      2,686,836      4,699,853
     ING Marsico Growth Portfolio                                $  6,511,368      5,560,753      7,712,264
     ING Marsico International Opportunities Portfolio (2)                N/A            N/A            N/A
     ING Mercury Focus Value Portfolio (3)                       $    516,575        119,787         26,732
     ING Mercury Large Cap Growth Portfolio (1) (3)              $    135,945         76,638         16,476
     ING MFS Mid Cap Growth Portfolio                            $  4,817,317      4,026,704      5,999,395
     ING MFS Total Return Portfolio                              $  9,029,097      7,319,677      8,053,249
     ING MFS Utilities Portfolio (2)                                      N/A            N/A            N/A
     ING Oppenheimer Main Street Portfolio (1)                   $  3,972,937      3,773,588      5,571,955
     ING PIMCO Core Bond Portfolio                               $  3,755,448      3,277,955      1,921,766
     ING PIMCO High Yield Portfolio                              $  2,036,321            N/A            N/A
     ING Pioneer Fund Portfolio (2)                                       N/A            N/A            N/A
     ING Pioneer Mid Cap Value Portfolio (2)                              N/A            N/A            N/A
     ING Salomon Brothers All Cap Portfolio                      $  3,447,539      2,411,245      2,630,715
     ING Salomon Brothers Investors Portfolio                    $  1,230,604        823,421        889,843
     ING Stock Index Portfolio                                   $    492,276            N/A            N/A
     ING T. Rowe Price Capital Appreciation Portfolio            $ 11,089,188      7,842,825      7,290,018
     ING T. Rowe Price Equity Income Portfolio                   $  5,507,279      3,378,378      3,625,987
     ING UBS U.S. Allocation Portfolio (1)                       $    655,016        387,232        499,800
     ING Van Kampen Equity Growth Portfolio(3)                   $    411,959        141,263         19,966
     ING Van Kampen Global Franchise Portfolio(3)                $  1,077,024        399,707         73,028
     ING Van Kampen Growth and Income Portfolio                  $  5,293,534      4,423,135      5,947,389
     ING Van Kampen Real Estate Portfolio                        $  2,830,711      1,711,561      1,445,453



     (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.


     (2) Portfolio had not commenced operations as of December 31, 2004, therefore no fees were paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2004, 2003, and 2002.


     (3)  Portfolio commenced operations on May 1, 2002.

PORTFOLIO MANAGERS


     The Manager has engaged the services of certain portfolio managers ("Portfolio Managers") to provide portfolio management services to the Portfolios. The Trust, DSI and each Portfolio Manager have entered into Portfolio Management Agreements, which were approved by the Trustees of the Trust and by shareholders of those Portfolios of the Trust that are managed by affiliated Portfolio Managers of the Manager. The Portfolio Manager of Van Kampen Global Franchise Portfolio, Morgan Stanley Investment Management Inc. ("MSIM, Inc."), has entered into a sub-portfolio management agreement with a MSIM, Inc.-affiliated entity, Morgan Stanley Investment Management Limited ("MSIML"), so that MSIM, Inc. may utilize MSIML's services as well as delegate some of its portfolio management responsibilities for the Portfolio to MSIML.

     Pursuant to separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee in arrears expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:


PORTFOLIO MANAGER                             PORTFOLIO                               PORTFOLIO MANAGEMENT FEE
--------------------------------------------------------------------------------------------------------------------------
A I M Capital Management, Inc.                ING AIM Mid Cap Growth Portfolio        0.45% on the first $50 million
                                                                                      0.40% on the next $450 million;
                                                                                      0.375% on the next $500 million; and
                                                                                      0.35% on assets over $1 billion

Alliance Capital Management L.P.              ING Alliance Mid Cap Growth Portfolio   0.75% on the first $10 million;
                                                                                      0.625% on the next $10 million;
                                                                                      0.50% on the next $20 million;
                                                                                      0.375% on the next $20 million; and
                                                                                      0.25% on assets over of $60 million

Baring International Investment Limited       ING Global Resources Portfolio (1)      0.40%

Capital Guardian Trust Company                ING Capital Guardian Managed Global     0.60% on the first $125 million;
                                              Portfolio                               0.50% on the next $125 million;
                                                                                      0.45% on the next $150 million; and
                                                                                      0.40% on assets over $400 million

                                              ING Capital Guardian Small/Mid Cap      0.60% on the first $125 million;
                                              Portfolio (1)                           0.50% on the next $125 million;
                                                                                      0.40% on the next $150 million; and
                                                                                      0.35% on assets over $400 million

                                              ING Capital Guardian U.S. Equities      0.50% on the first $150 million;
                                              Portfolio (1)                           0.45% on the next $150 million;
                                                                                      0.35% on the next $200 million;
                                                                                      0.30% on the next $500 million;
                                                                                      0.275% on the next $1 billion; and
                                                                                      0.25% on assets over $2 billion

Eagle Asset Management, Inc.                  ING Eagle Asset Capital Appreciation    0.40% on the first $300 million; and
                                              Portfolio (1)                           0.25% on assets over of $300 million

Evergreen Investment Management               ING Evergreen Health Sciences           0.45% of average daily net assets
Company, LLC                                  Portfolio

                                              ING Evergreen Omega Portfolio           0.30% of average daily net assets

Fidelity Management & Research Company        ING FMR(SM) Diversified Mid Cap         0.50% on the first $250 million;
                                              Portfolio                               0.40% on the next $500 million; and
                                                                                      0.35% on assets over $750 million

PORTFOLIO MANAGER                             PORTFOLIO                               PORTFOLIO MANAGEMENT FEE
--------------------------------------------------------------------------------------------------------------------------
                                                                                      0.45% on the first $250 million;
                                              ING FMR(SM) Earnings Growth             0.40% on the next $500 million; and
                                              Portfolio (2)                           0.35% on assets over $750 million

Goldman Sachs Asset Management, L.P.          ING Goldman Sachs Tollkeeper(SM)        0.55% on the first $100 million; and
                                              Portfolio (1)                           0.50% on assets over $100 million

ING Investment Management Co.                 ING International Portfolio             0.45% on the first $500 million; and
                                                                                      0.36% on assets over $500 million

                                              ING Limited Maturity Bond Portfolio     0.1575% on the first $200 million in
                                              and ING Liquid Assets Portfolio            combined assets of these Series;
                                                                                      0.1350% on the next $300 million; and
                                                                                      0.1125% on assets over $500 million.

                                              ING Stock Index Portfolio               0.1215%

Janus Capital Management LLC                  ING Janus Contrarian Portfolio (1)      0.45% on first $500 million;
                                                                                      0.425% on next $500 million; and
                                                                                      0.40% on assets over $1 billion.

Jennison Associates LLC                       ING Jennison Equity Opportunities       0.50% on the first $50 million;
                                              Portfolio                               0.475% on the next $150 million;
                                                                                      0.45% on the next $300 million; and
                                                                                      0.40% on assets over $500 million

PORTFOLIO MANAGER                             PORTFOLIO                               PORTFOLIO MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Investment Management Inc.        ING JPMorgan Small Cap Equity           0.55% on the first $200 million;
                                              Portfolio                               0.50% on the next $300 million; and
                                                                                      0.45% on assets over $500 million

                                              ING JPMorgan Value Opportunities        0.40% on the first $50 million;
                                              Portfolio (2)                           0.30% on the next $50 million; and
                                                                                      0.25% on assets over $100 million

                                              ING JPMorgan Emerging Markets Equity    0.60% of the first $75 million;
                                              Portfolio (3)                           0.50% on the next $75 million
                                                                                      0.40% on the next $350 million
                                                                                      0.35% on assets over $500 million

Julius Baer Investment Management LLC         ING Julius Baer Foreign Portfolio (4)   0.45% on the first $500 million; and
                                                                                      0.40% on assets over $500 million

Legg Mason Funds Management, Inc.             ING Legg Mason Value Portfolio (1) (5)  0.70% on the first $50 million;
                                                                                      0.45% on the next $50 million;
                                                                                      0.40% on the next $50 million;
                                                                                      0.35% on the next $50 million;
                                                                                      0.30% on assets over $200 million

Marsico Capital Management, LLC               ING Marsico Growth Portfolio and        0.45% on the first $500 million in combined
                                                                                      assets of these series;
                                              ING Marsico International               0.40% on the next $1 billion; and
                                              Opportunities Portfolio (2)             0.35% on assets over $1.5 billion

Massachusetts Financial Services Company      ING MFS Mid Cap Growth Portfolio (6)    0.35% on the first $500 million in combined
                                              ING MFS Total Return Portfolio (6)      assets of these series;
                                              ING MFS Utilities Portfolio (2)(6)      0.30% on the next $1 billion; and
                                                                                      0.25% on assets over $1.5 billion

Mercury Advisors                              ING Mercury Large Cap Growth            0.40% on the first $250 million;
                                              Portfolio (1)                           0.35% on the next $250 million; and
                                                                                      0.325% on assets over $500 million

                                              ING Mercury Focus Value Portfolio       0.40% on the first $250 million;
                                                                                      0.35% on the next $250 million;
                                                                                      0.325% on assets over $500 million

Morgan Stanley Investment Management Inc.     ING Van Kampen Growth and               0.50% on the first $100 million;
d/b/a Van Kampen                              Income Portfolio                        0.40% on the next $100 million;
                                                                                      0.30% on the next $100 million;
                                                                                      0.25% on the next $700 million; and
                                                                                      0.20% on assets over $1 billion

                                              ING Van Kampen Real Estate Portfolio    0.50% on the first $200 million; and
                                                                                      0.40% on assets over $200 million

                                              ING Van Kampen Global Franchise         0.65% on first $150 million;
                                              Portfolio                               0.55% on next $150 million;
                                                                                      0.45% on next $200 million; and
                                                                                      0.40% on assets over $500 million

                                              ING Van Kampen Equity Growth Portfolio  0.45% on the first $100 million; and
                                                                                      0.35% on assets over $100 million

PORTFOLIO MANAGER                             PORTFOLIO                               PORTFOLIO MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
OppenheimerFunds, Inc.                        ING Oppenheimer Main Street Portfolio   0.23% on all assets
                                              (7) (8)

Pacific Investment Management Company LLC     ING PIMCO Core Bond Portfolio           0.25%

                                              ING PIMCO High Yield Portfolio          0.25%

Pioneer Investment Management, Inc.           ING Pioneer Fund Portfolio (2)          0.40% on first $500 million;
                                                                                      0.35% on next $500 million; and
                                                                                      0.30% on assets over $1 billion

                                              ING Pioneer Mid Cap Value Portfolio     0.40% on first $500 million;
                                              (2)                                     0.35% on next $500 million; and
                                                                                      0.30% on assets over $1 billion

Salomon Brothers Asset Management Inc         ING Salomon Brothers Investors          0.43% on first $150 million in combined
                                              Portfolio  (9)                          assets of these series;
                                              ING Salomon Brothers All Cap            0.40% on next $350 million; and
                                              Portfolio (9)                           0.35% on assets over $500 million

T. Rowe Price Associates                      ING T. Rowe Price Capital               0.50% of first $250 million;
                                              Appreciation Portfolio (10)             0.40% of next $250 million;
                                                                                      0.40% on all assets once assets reach $500
                                                                                      million up to $1 billion; and
                                                                                      0.35% on assets over $1 billion

                                              ING T. Rowe Price Equity Income         0.40% of first $250 million;
                                              Portfolio (10)                          0.375% on next $250 million; and
                                                                                      0.35% on assets over $500 million

UBS Global Asset Management                   ING UBS U.S. Allocation Portfolio (1)   0.40% on the first $100 million;
                                                                                      0.35% on the next $200 million;
                                                                                      0.30% on the next $200 million; and
                                                                                      0.25% on assets over $500 million



     (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

     (2)  The Portfolio has not commenced operations as of the date of this SAI.

     (3) J.P. Morgan Investment Management Inc. serves as the Portfolio Manager to ING JPMorgan Emerging Markets Equity Portfolio. ING Investment Management Advisors B.V. served as the Portfolio Manager to ING JPMorgan Emerging Markets Equity Portfolio (formerly, ING Developing World Portfolio) from March 1, 2004 through April 29, 2005. Baring International Investment Limited served as the portfolio manager from March 1, 1999 through February 29, 2004. Assets of ING JPMorgan Emerging Markets Equity Portfolio will be aggregated with the assets of ING VP Emerging Markets Fund.

     (4) For purposes of calculating fees under the portfolio management agreement with Julius Baer Investment Management LLC, the assets of the Portfolio will be aggregated with the assets of ING Foreign Fund, a series of ING Mutual Funds, which is not a party to this portfolio management agreement. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the two funds and their respective investment adviser based on relative net assets.

     (5) Legg Mason Funds Management, Inc. serves as the Portfolio Manager to ING Legg Mason Value Portfolio (formerly known as ING Janus Growth and Income Portfolio) as of May 3, 2004. Janus Capital Management LLC served as portfolio manager from October 2, 2000 through April 30, 2004.

     (6) Assets will be aggregated with the assets of ING MFS Mid Cap Growth, ING MFS Total Return, and ING MFS Utilities Portfolios, and ING MFS Capital Opportunities Portfolio (a series managed by an affiliate of Directed Services, Inc.) , in calculating the Portfolio Manager's fee at the above-stated rate.

     (7) OppenheimerFunds, Inc. serves as the Portfolio Manager to ING Oppenheimer Main Street Portfolio(R) (formerly known as ING MFS Research Portfolio) as of November 8, 2004. Massachusetts Financial Services Company served as portfolio manager from August 10, 1998 through November 5, 2004.

     (8) The assets of ING Oppenheimer Main Street Portfolio(R) are aggregated with those of ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio, two series managed by an affiliate of DSI and sub-advised by OppenheimerFunds, Inc. If the combined aggregate assets levels fail to exceed $1 billion for all combined Portfolios sub-advised to OppenheimerFunds, Inc., such fee will revert to 0.30% on all assets.

     (9) For purposes of determining breakpoint discounts to the portfolio management fee, the assets of ING Salomon Brothers Investors and ING Salomon Brothers All Cap Portfolios are aggregated with those of ING Salomon Brothers Fundamental Value Portfolios, a series managed by an affiliate of DSI and sub-advised by Salomon Brothers Asset Management, Inc.

     (10) The fees payable under the Portfolio Management Agreement are subject to a preferred provider discount. For purposes of this discount, the assets of the Series will be aggregated with those of ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio (the "IPI Portfolios"), each a series of ING Partners, Inc. that is managed by an affiliate of the Manager and sub-advised by the Portfolio Manager. The discount will be calculated based on the aggregate assets of the Series and the IPI Portfolios as follows, and will be applied to any fees payable by a Series.

               - Aggregate assets between $750 million and $1.5 billion = 5% discount

               - Aggregate assets between $1.5 billion and $3.0 billion = 7.5% discount

               -    Aggregate assets greater than $3.0 billion = 10% discount

     Gross fees paid by the Manager to each Portfolio Manager for the fiscal years ended December 31, 2004, 2003, and 2002 were as follows:


                                                                             FISCAL YEAR ENDED
PORTFOLIO MANAGER                                              2004             2003             2002
A I M CAPITAL MANAGEMENT, INC.
ING AIM Mid Cap Growth Portfolio                               $      945,169   $      847,398   $      957,553
ING Jennison Equity Opportunities Portfolio (1)                           N/A              N/A   $    1,085,894

ALLIANCE CAPITAL MANAGEMENT, LLP
ING Alliance Mid Cap Growth Portfolio                          $    1,569,511   $    1,127,263   $    1,023,131

BARING INTERNATIONAL INVESTMENT LIMITED
ING Global Resources Portfolio (3)                             $      688,043   $      343,219   $      231,701
ING JPMorgan Emerging Markets Equity Portfolio (2) (3)         $      182,828   $      677,886   $      693,634

CAPITAL GUARDIAN TRUST COMPANY
ING Capital Guardian Managed Global Portfolio                  $    2,093,644   $    1,638,449   $    1,474,456
ING Capital Guardian Small/Mid Cap Portfolio (3)               $    2,711,085   $    2,270,239   $    2,330,327
ING Capital Guardian U.S. Equities Portfolio (3)               $    2,523,691   $    1,796,091   $    1,361,532

EAGLE ASSET MANAGEMENT, INC.
ING Eagle Asset Capital Appreciation Portfolio (3)             $      872,784   $      734,346   $      782,256

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
ING Evergreen Health Sciences Portfolio                        $       70,896              N/A              N/A
ING Evergreen Omega Portfolio                                  $        7,174              N/A              N/A

FIDELITY MANAGEMENT & RESEARCH COMPANY
ING UBS U.S. Allocation Portfolio (4)                                     N/A   $       73,258   $      275,997
ING FMR(SM) Diversified Mid Cap Portfolio                      $      971,386   $      608,175   $      398,622
ING FMR(SM) Earnings Growth Portfolio (5)                                 N/A              N/A              N/A

GOLDMAN SACHS ASSET MANAGEMENT

                                                                             FISCAL YEAR ENDED
PORTFOLIO MANAGER                                              2004             2003             2002
ING Goldman Sachs Tollkeeper(SM) Portfolio (3)                 $      427,368   $      300,761   $      103,446

ING INVESTMENT MANAGEMENT CO.
ING International Portfolio (6)                                $    1,000,770   $      404,460              N/A
ING Limited Maturity Bond Portfolio (7)                        $      738,995   $      341,809              N/A
ING Liquid Assets Portfolio (8)                                $    1,052,852   $      317,116              N/A
ING Stock Index Portfolio                                      $      191,081              N/A              N/A

ING INVESTMENT MANAGEMENT LLC
ING Limited Maturity Bond Portfolio (7)                                   N/A   $      729,303   $      917,412
ING Liquid Assets Portfolio (8)                                           N/A   $      722,291   $    1,182,924

ING INVESTMENTS, LLC
ING International Portfolio (6)                                           N/A   $      523,497   $    1,033,199

JANUS CAPITAL MANAGEMENT LLC
ING Marsico Growth Portfolio (9)                                          N/A              N/A   $    3,700,320
ING Legg Mason Value Portfolio (10)                            $      342,752   $      949,179   $      629,913
ING Janus Contrarian Portfolio (3)                             $      257,782   $      182,522   $      139,699

JENNISON ASSOCIATES LLC
ING Jennison Equity Opportunities Portfolio (1)                $    1,516,896   $    1,368,372   $      571,540

J.P. MORGAN INVESTMENT MANAGEMENT INC.
ING JPMorgan Emerging Markets Equity Portfolio (3)             $      597,735   $      677,886   $      693,634
ING JPMorgan Small Cap Equity Portfolio                        $      808,884   $      218,826   $       33,858
ING JPMorgan Value Opportunities Portfolio (5)                            N/A              N/A              N/A

J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LIMITED
ING Julius Baer Foreign Portfolio (11)                                    N/A   $       58,247   $       28,617

JULIUS BAER INVESTMENT MANAGEMENT LLC
ING Julius Baer Foreign Portfolio (11)                         $      736,683   $       44,396              N/A

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
ING Van Kampen Growth and Income Portfolio                                N/A              N/A   $      193,043 (12)

LEGG MASON FUNDS MANAGEMENT, INC.
ING Legg Mason Value Portfolio (10)                            $      766,777   $      949,179   $      629,913

MARSICO CAPITAL MANAGEMENT LLC
ING Marsico Growth Portfolio (13)                              $    3,627,525   $    3,071,772   $      137,400
ING Marsico International Opportunities Portfolio (5)                     N/A              N/A              N/A

MASSACHUSETTS FINANCIAL SERVICES COMPANY
ING Oppenheimer Main Street Portfolio(R) (3) (14)              $    1,469,614   $    1,675,310   $    1,953,791
ING MFS Mid-Cap Growth Portfolio                               $    2,144,786   $    1,787,061   $    2,069,303
ING MFS Total Return Portfolio                                 $    3,569,463   $    3,249,118   $    2,858,828
ING MFS Utilities Portfolio (5)                                           N/A              N/A              N/A

MERCURY ADVISORS
ING Mercury Focus Value Portfolio (15)                         $      322,860   $       74,867   $       16,707

                                                                             FISCAL YEAR ENDED
PORTFOLIO MANAGER                                              2004             2003             2002
ING Mercury Large Cap Growth Portfolio (3) (15)                $       84,963   $       47,898   $       10,298

MORGAN STANLEY INVESTMENT MANAGEMENT INC. D/B/A VAN KAMPEN
ING Van Kampen Equity Growth Portfolio                         $      285,202   $       84,758   $       11,980
ING Van Kampen Global Franchise Portfolio                      $      699,903   $      259,808   $       47,468
ING Van Kampen Growth and Income Portfolio (16)                $    2,456,038   $    2,069,379   $    2,010,051
ING Van Kampen Real Estate Portfolio                           $    1,917,507   $    1,201,685   $      850,715

OPPENHEIMERFUNDS, INC.
ING Oppenheimer Main Street Portfolio(R) (3) (5)               $      723,712              N/A              N/A

PACIFIC INVESTMENT MANAGEMENT LLC
ING PIMCO Core Bond Portfolio                                  $    1,570,659   $    1,353,617   $      632,452
ING PIMCO High Yield Portfolio                                 $    1,042,592              N/A              N/A

PIONEER INVESTMENT MANAGEMENT, INC.
ING Pioneer Fund Portfolio (5)                                            N/A              N/A              N/A
ING Pioneer Mid Cap Value Portfolio (5)                                   N/A              N/A              N/A

SALOMON BROTHERS ASSET MANAGEMENT INC.
ING Salomon Brothers All Cap Portfolio                         $    1,809,529   $    1,412,071   $    1,287,722
ING Salomon Brothers Investors Portfolio                       $      645,840   $      459,044   $      413,509

T. ROWE PRICE ASSOCIATES, INC.
ING T. Rowe Price Capital Appreciation Portfolio               $    6,024,458   $    4,408,016   $    3,406,225
ING T. Rowe Price Equity Income Portfolio                      $    2,973,368   $    1,884,203   $    1,667,883

UBS ASSET MANAGEMENT (AMERICAS) INC.
ING UBS U.S. Allocation Portfolio (4)                          $      391,312   $      180,971              N/A



----------
(1) A I M Capital Management, Inc. sub-advised ING Jennison Equity Opportunities Portfolio from January 1, 2002 through July 30, 2002 while Jennison Associates LLC has sub-advised this Portfolio since July 31, 2002.

(2) Effective April 29, 2005, the Portfolio is sub-advised by J.P. Morgan Investment Management Inc. Prior to April 29, 2005, the Portfolio was managed by ING Investment Management Advisors B.V. From May 1, 2002 through March 1, 2004, Baring International Investment Limited served as portfolio manager and received the fees set out in the table above for the period ended December 31, 2003.

(3) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

(4) Effective May 1, 2003, UBS Asset Management Inc. is the Portfolio Manager for ING UBS U.S. Allocation Portfolio. Prior to May 1, 2003, Fidelity Management and Research Company was the Portfolio Manager for ING UBS U.S. Allocation Portfolio.

(5) Because the Portfolio did not commence operations as of December 31, 2004, the Manager did not pay any fees to the Portfolio Manager for the fiscal years ended December 31, 2004, 2003, and 2002.

(6) Effective September 2, 2003, the Portfolio is sub-advised by ING Investment Management Co. Prior to September 2, 2003, ING International Portfolio was sub-advised by ING Investments, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(7) Prior to September 2, 2003, the ING Limited Maturity Bond Portfolio was sub-advised by ING Investment Management, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(8) Effective September 2, 2003, ING Liquid Assets Portfolio is sub-advised by ING Investment Management Co. Prior to September 2, 2003, the ING Liquid Assets Portfolio was sub-advised by ING Investment Management, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(9) Janus Capital Management LLC sub-advised this Portfolio from January 1, 2002 through December 13, 2002 and received the fees set out in the table above for the period ended December 31, 2002.

(10) Effective May 3, 2004, ING Legg Mason Value Portfolio is managed by Legg Mason Funds Management, Inc. Prior to May 3, 2004, ING Legg Mason Value Portfolio was known as ING Janus Growth and Income Portfolio. Janus Capital Management LLC served as portfolio manager and received the fees set out in the table above for the period ended December 31, 2003.

(11) Effective September 2, 2003, ING Julius Baer Foreign Portfolio is sub-advised by Julius Baer Investment Management LLC. Prior to September 2, 2003, ING Julius Baer Foreign Portfolio was known as ING JPMorgan Fleming International Enhanced EAFE Portfolio and was sub-advised by J.P. Morgan Fleming Asset Management (London) Limited, which received the fees set out in the table above for the period ended December 31, 2002.

(12) For the period from January 1, 2002 through January 29, 2002.

(13) Marsico Capital Management LLC has served as the Portfolio Manager since December 14, 2002.

(14) Effective November 8, 2004, ING Oppenheimer Main Street Portfolio(R) is sub-advised by OppenheimerFunds, Inc. From August 10, 1998 through November 5, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R).

(15) Portfolio commenced operations on May 1, 2002.

(16) Van Kampen sub-advised this Portfolio from January 30, 2002 through December 31, 2002.

                   OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING AIM MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Portfolio for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.



                        REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                        COMPANIES                           VEHICLES                                   OTHER ACCTS
                        --------------------------------    ------------------------------    -----------------------------
                        NUMBER OF                           NUMBER OF                         NUMBER OF
PORTFOLIO MANAGER       ACCOUNTS         TOTAL ASSETS       ACCOUNTS          TOTAL ASSETS    ACCOUNTS         TOTAL ASSETS
-----------------       ---------        ---------------    ---------         ------------    ---------        ------------
Karl Farmer             7                $ 2,993,590,001    0                 N/A             0                N/A
Paul J. Rasplicka       7                $ 4,425,954,608    0                 N/A             0                N/A



(1) Shares of the Portfolio may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in the Portfolio directly.

There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM has adopted procedures for allocating portfolio transactions across multiple accounts.

     - With respect to securities transactions for the Portfolio, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other account(s) involved.

     - Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Portfolio have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     - BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     - ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     - PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Fund owned by each team member as of December 31, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    PORTFOLIO SHARES OWNED
-----------------                                    ----------------------
Karl Farmer                                          None
Paul J. Rasplicka                                    None



ING ALLIANCE MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                 REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                 COMPANIES                      VEHICLES                              OTHER ACCTS
                 ----------------------------   ----------------------------   -------------------------
  PORTFOLIO      NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS
   MANAGER       ACCOUNTS    MILLIONS)          ACCOUNTS    MILLIONS)          ACCOUNTS    (IN MILLIONS)
--------------   ---------   ----------------   ---------   ----------------   ---------   -------------
Catherine Wood   5           $ 6,170            21          $ 7,636            47          $ 757



     There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     As an investment adviser and fiduciary, Alliance owes their clients and shareholders an undivided duty of loyalty. They recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Alliance Mid Cap Growth Portfolio (hereinafter "Clients") and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, Alliance places the interest of their Clients first and expect all of their employees to live up to their fiduciary duty.

     Employee Personal Trading and the Code of Business Conduct and Ethics - Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for Clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a Client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

     Managing Multiple Accounts for Multiple Clients - The investment professional or investment professional teams for the Portfolio have responsibilities for managing all or a portion of the investment of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. Alliance's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

     Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed based salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

     An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

     Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Catherine Wood                                       None

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
   PORTFOLIO       OF         TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
    MANAGER        ACCOUNTS   BILLIONS)(1)       ACCOUNTS    BILLIONS)(1)       ACCOUNTS    BILLIONS) (1)
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
Michael Ericksen   13         $  6.43            23          $ 18.24            408         $ 103.86
David Fisher       24         $ 26.32            36          $ 47.66            379         $ 110.30
Richard Havas      15         $  5.53            23          $ 36.20            278         $  83.48
Nancy Kyle         16         $ 21.61            30          $ 44.34            230         $  66.12
Chris Reed         15         $  5.53            15          $ 32.10            284         $  70.99
Lionel Sauvage     15         $  5.53            21          $ 37.75            308         $  94.71
Nilly Sikorsky     15         $  5.53            28          $ 42.12            548         $ 142.33
Rudolf Staehelin   15         $  5.53            22          $ 41.49            413         $ 104.62
Gene Stein         11         $  6.27            14          $  6.26            142         $  39.83



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004 for which the advisory fee is based on performance.



                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
   PORTFOLIO       OF         TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
    MANAGER        ACCOUNTS   BILLIONS)(1)       ACCOUNTS    BILLIONS)(1)       ACCOUNTS    BILLIONS) (1)
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
Michael Ericksen   0             N/A             0              N/A             61          $ 24.71
David Fisher       1          $ 0.62             4           $ 0.43             14          $  9.25
Richard Havas      1          $ 0.62             0              N/A             12          $  6.82
Nancy Kyle         1          $ 0.62             0              N/A             11          $  6.66
Chris Reed         1          $ 0.62             0              N/A             31          $ 12.40
Lionel Sauvage     1          $ 0.62             0              N/A             19          $  9.40
Nilly Sikorsky     1          $ 0.62             4           $ 0.43             80          $ 34.19
Rudolf Staehelin   1          $ 0.62             0              N/A             39          $ 16.74
Gene Stein         0             N/A             0              N/A              8          $  6.21



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

     Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Capital Guardian uses a system of multiple portfolio managers in managing the fund's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

     The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian Managed Global portfolio include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted Lipper Global Index, an adjusted MSCI World Index, a customized Growth and Income Index based on the Lipper Growth and Income Index, the MSCI North America Index, and the MSCI USA Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Michael Ericksen                                     None
David Fisher                                         None
Richard Havas                                        None
Nancy Kyle                                           None
Chris Reed                                           None
Lionel Sauvage                                       None
Nilly Sikorsky                                       None
Rudolf Stehelin                                      None
Gene Stein                                           None



ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
   PORTFOLIO       OF         TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
    MANAGER        ACCOUNTS   BILLIONS)(1)       ACCOUNTS    BILLIONS)(1)       ACCOUNTS    BILLIONS) (1)
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
James Kang         11         $ 5.62             11          $ 2.66              96         $ 22.12
Karen Miller       12         $ 6.37             15          $ 2.91             102         $ 23.56
Kathy Peters        3         $ 0.91              5          $ 1.12               8         $  1.56
Ted Samuels         9         $ 5.46              8          $ 1.61             460         $ 27.06



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004 for which the advisory fee is based on performance.

                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
   PORTFOLIO       OF         TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
    MANAGER        ACCOUNTS   BILLIONS)(1)       ACCOUNTS    BILLIONS)(1)       ACCOUNTS    BILLIONS) (1)
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
James Kang         0          N/A                0           N/A                3           $ 2.60
Karen Miller       0          N/A                0           N/A                3           $ 2.60
Kathy Peters       0          N/A                0           N/A                3           $ 2.60
Ted Samuels        0          N/A                0           N/A                3           $ 2.60



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

None

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Portfolio's investment portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

     The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian small/Mid Cap Portfolio include the Russell MidCap Index and the Custom Russell 2800 Index which includes the Russell 2000 Index and the Russell MidCap Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
James S. Kang                                        None
Karen A. Miller                                      None
Kathryn M. Peters                                    None
Theodore R. Samuels                                  None

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
   PORTFOLIO       OF         TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
    MANAGER        ACCOUNTS   BILLIONS)(1)       ACCOUNTS    BILLIONS)(1)       ACCOUNTS    BILLIONS) (1)
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
Terry Berkemeier    9         $  5.27             9          $  5.11            166         $  47.88
Michael Ericksen   13         $  6.43            23          $ 18.24            408         $ 103.86
David Fisher       24         $ 26.32            36          $ 47.66            379         $ 110.30
Karen Miller       12         $  6.37            15          $  2.91            102         $  23.56
Ted Samuels         9         $  5.46             8          $  1.61            460         $  27.06
Gene Stein         11         $  6.27            14          $  6.26            142         $  39.83
Alan Wilson        22         $ 12.68            23          $  9.00            238         $  66.63



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004 for which the advisory fee is based on performance.



                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
   PORTFOLIO       OF         TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
    MANAGER        ACCOUNTS   BILLIONS)(1)       ACCOUNTS    BILLIONS)(1)       ACCOUNTS    BILLIONS) (1)
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
Terry Berkemeier   0             N/A             0              N/A             11          $  6.58
Michael Ericksen   0             N/A             0              N/A             61          $ 24.71
David Fisher       1          $ 0.62             4           $ 0.43             14          $  9.25
Karen Miller       0             N/A             0              N/A              3          $  2.60
Ted Samuels        0             N/A             0              N/A              3          $  2.60
Gene Stein         0             N/A             0              N/A              8          $  6.21
Alan Wilson        0             N/A             0              N/A             14          $  9.46



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

     Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Portfolio's investment portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

     The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian U.S. Equities Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Terry Berkheheier                                    None
Michael Ericksen                                     None
David Fisher                                         None
Karen Miller                                         None
Ted Samuels                                          None
Gene Stein                                           None
Alan Wilson                                          None



ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
   PORTFOLIO       OF                            NUMBER OF                      NUMBER OF
    MANAGER        ACCOUNTS   TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
Richard Skeppstrom 3          $ 408,723,058      0           N/A                5,270       $ 1,552,671,504
John Jordan II     3          $ 408,723,058      0           N/A                5,270       $ 1,552,671,504
Craig Dauer        3          $ 408,723,058      0           N/A                5,270       $ 1,552,671,504
Robert Marshall    3          $ 408,723,058      0           N/A                5,270       $ 1,552,671,504



There were no accounts for which the advisory fee was based on performance.

POTENTIAL CONFLICTS OF INTEREST

     Eagle's portfolio management team manages other accounts with investment strategies similar to the portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when Eagle and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Eagle Asset seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Investment professionals receive a fixed base salary and a fixed amount of deferred compensation along with a variable bonus based on performance and various other variable forms of compensation, including stock options and a RJF Executive benefit plan.

     Eagle Asset has created a compensation plan that provides their investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle Asset. Their investment professionals are compensated as follows:

     - All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;
     - Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
     - Additional deferred compensation plans are provided to key investment professionals;
     - Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;
     - All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment; and
     - All employees receive benefits from Eagle Asset's parent company including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Richard Skeppstrom, II                               None
Robert R. Marshall                                   None
E. Craig Dauer                                       None
John G. Jordan, III                                  None



ING EVERGREEN HEALTH SCIENCES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                   REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                   COMPANIES                     VEHICLES                                OTHER ACCTS
                   ---------------------------   ----------------------------   ----------------------------
                   NUMBER
    PORTFOLIO      OF                            NUMBER OF                      NUMBER OF
     MANAGER       ACCOUNTS   TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS
----------------   --------   ----------------   ---------   ----------------   ---------   ----------------
Liu-Er Chen        2          $ 556,630,816      0           $ 0                0           $ 0



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers may experience certain conflicts of interest in managing the portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen Investment Management Company ("EIMC") has strict policies and procedures, enforced through diligent monitoring by EIMC's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation for EIMC portfolio managers consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

     The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     The investment performance component of Ms. Cullinane's bonus is determined based on comparisons to Lipper MultiCap Growth, Lipper Large Cap Growth and Lipper Large Cap Core composites. The investment performance component of Mr. Chen's bonus is determined based on comparisons to Lipper International Multi-Cap Core, Lipper Gold Oriented Funds, Lipper Healthcare, Lipper Emerging Markets, Lipper International Small Cap Growth and Callan International Equity composites.

     EIMC portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held with EIMC.

     In addition, EIMC portfolio managers may participate, at their election, in various benefits programs, including the following:

          -    medical, dental, vision and prescription benefits;

          -    life, disability and long-term care insurance;

          - before-tax spending accounts relating to dependent care, health care, transportation and parking; and

          - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Liu-Er Chen                                          None



ING EVERGREEN OMEGA PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                            OTHER ACCTS
                      ---------------------------   ------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                  NUMBER OF
      MANAGER         ACCOUNTS   TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
-------------------   --------   ----------------   ---------   ------------   ---------   -----------------
Maureen E.Cullinane   9          $ 3,870,194,961*   0           $ 0            0           $ 0



* Of the nine other registered investment companies managed by Ms. Cullinane, she is fully responsible for five but, as of December 31, 2004, was responsible only for approximately $579.0 million of the $1,625.7 million in assets in the others.

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers may experience certain conflicts of interest in managing the portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen Investment Management Company ("EIMC") has strict policies and procedures, enforced through diligent monitoring by EIMC's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation for EIMC portfolio managers consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

     The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     The investment performance component of Ms. Cullinane's bonus is determined based on comparisons to Lipper MultiCap Growth, Lipper Large Cap Growth and Lipper Large Cap Core composites. The investment performance component of Mr. Chen's bonus is determined based on comparisons to Lipper International Multi-Cap Core, Lipper Gold Oriented Funds, Lipper Healthcare, Lipper Emerging Markets, Lipper International Small Cap Growth and Callan International Equity composites.

     EIMC portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held with EIMC.

     In addition, EIMC portfolio managers may participate, at their election, in various benefits programs, including the following:

          -    medical, dental, vision and prescription benefits;

          -    life, disability and long-term care insurance;

          - before-tax spending accounts relating to dependent care, health care, transportation and parking; and

          - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Maureen E. Cullinane                                 None



ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                            OTHER ACCTS
                      ---------------------------   ------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF         TOTAL ASSETS (IN   NUMBER OF                  NUMBER OF   TOTAL ASSETS (IN
      MANAGER         ACCOUNTS   MILLIONS)          ACCOUNTS    TOTAL ASSETS   ACCOUNTS    MILLIONS)
-------------------   --------   ----------------   ---------   ------------   ---------   -----------------
Tom Allen             3          $ 4,396*           0           N/A            1           $ 164



* Includes ING FMR(SM) Diversified Mid Cap Portfolio ($263 million in assets).

There were no accounts for which advisory fee is based on performance.

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Tom Allen is the portfolio manager of FMR(SM) Diversified Mid Cap and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the S&P Mid Cap 400 Index and the pre-tax investment performance of the equity assets of the fund within the Lipper MidCap Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple [(E.G., one-, three-, and five-year)] measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Tom Allen                                            None



ING FMR(SM) EARNINGS GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of February 28, 2005.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES*                    VEHICLES                               OTHER ACCTS
                      ---------------------------   ---------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF         TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN  NUMBER OF   TOTAL ASSETS (IN
      MANAGER         ACCOUNTS   MILLIONS)          ACCOUNTS    MILLIONS)         ACCOUNTS    MILLIONS)
-------------------   --------   ----------------   ---------   ----------------  ---------   -----------------
Joe Day               1          $ 176              1           $ 201             5           $ 928



* Does not include ING FMR(SM) Earnings Growth Portfolio.

     There were no accounts for which advisory fee is based on performance.

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Joe Day is the portfolio manager of FMR Earnings Growth effective April 29, 2005 and receives compensation for his services. As of April 29, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of February 28, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Joe Day                                              None



ING GLOBAL RESOURCES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                            OTHER ACCTS
                      ---------------------------   ------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                  NUMBER OF
      MANAGER         ACCOUNTS   TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
-------------------   --------   ----------------   ---------   ------------   ---------   -----------------
John Payne            1          $ 202,950,755      1           $ 71,512,062   0           N/A



There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

None.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Baring believes their investment professionals are provided attractive compensation and incentive packages that are staged at three levels: base salary, incentive bonus and long-term profit sharing. All three stages are described below.

     Baring targets first or second quartile base salaries within our employees' local market of residence (i.e., Boston, London, etc.). To ensure that compensation is competitive, we commission industry recognized remuneration consultants to provide an external independent evaluation of the Baring remuneration structure on an annual basis.

     The total bonus pool is funded based on the after-tax profitability of the entire organization (as it has been for the last 15 years). Baring pays out 50% of its profits (after a capital hurdle) to the bonus compensation pool. Individual distribution for investment professionals is based primarily on team performance (approximately 33%), secondarily on individual contribution (approximately 33%) and finally on a subjective evaluation (approximately 34%). Although there are no guarantees, the incentive bonus can represent several multiples of base salary.

     The final and key feature of the Baring compensation structure is our Long-Term Incentive (Compensation) Plan (LTP), which effectively makes our senior professionals "shareholders" of the firm. On an annual basis, 40% of the total profit share pool is applied to the purchase of phantom equity, which vests on a rolling three-year basis. The value of Baring equity is determined by an independent appraisal firm at the end of each year and a market multiple is applied based on the average of publicly traded asset management firms. As a result of this plan, key employees can directly link their compensation with the growth of the business.

     In addition, employees and their families receive a full package of benefits including medical, life and disability coverage as well as a generous defined contribution plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
John Payne                                           None



ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                                OTHER ACCTS
                      ---------------------------   ---------------------------   --------------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                     NUMBER OF
      MANAGER         ACCOUNTS   TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS      ACCOUNTS(1)   TOTAL ASSETS
-------------------   --------   ----------------   ---------   ---------------   -----------   ------------------
Steven M. Barry       29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Kenneth T. Berents    29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Herbert E. Ehlers     29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Gregory H. Ekizian    29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Warren Fisher         29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Mark Gordon           29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Joseph R. Hudepohl    29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Prashant R. Khemka    29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Scott Kolar           29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Adria Markus          29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Derek Pilecki         29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Andrew F. Pyne        29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Jeffrey Rabinowitz    29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Ernest C. Segundo     29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
David G. Shell        29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000
Chuck Silberstein     29         $  9,400,000,000   1           $    67,000,000   623           $   21,300,000,000



(1) Of these 623 Other Accounts, 14 with total assets of $1,960,000,000 have an advisory fee based on performance.

POTENTIAL CONFLICTS OF INTEREST

     GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     BASE SALARY AND PERFORMANCE BONUS. GSAM and the GSAM Growth team's ( "Growth Team") compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the Goldman Sachs Internet Index and the S&P 500 Index.

     The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

     GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

     OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-------------------                                  -----------------
Steven M. Barry                                      None
Kenneth T. Berents                                   None
Herbert E. Ehlers                                    None
Gregory H. Ekizian                                   None
Warren Fisher                                        None
Mark Gordon                                          None
Joseph B. Hudepohl                                   None
Prashant R. Khemka                                   None
Scott Kolar                                          None
Adria Markus                                         None
Derek Pilacki                                        None
Andrew F. Pyne                                       None
Jeffrey Rabinowitz                                   None
Ernest C. Segundo, Jr.                               None
David G. Shell                                       None
Chuck Silberstein                                    None



ING INTERNATIONAL PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                          OTHER ACCTS
                      ---------------------------   ------------------------   -------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                  NUMBER OF
      MANAGER         ACCOUNTS   TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
-------------------   --------   ----------------   ---------   ------------   ---------   -------------
Richard T. Saler      5          $ 674,558,351      0           N/A            24          $ 475,223,893
Phillip A. Schwartz   5          $ 674,558,351      0           N/A            24          $ 475,223,893



There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


     Compensation consists of (a) base salary and (b) bonus, which is based on ING IM performance, 1 year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

     Portfolio Managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a "scorecard" that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for mutual fund accounts managed by the team.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Richard T. Saler                                     None

Phillip A. Schwartz                                  None

ING JANUS CONTRARIAN PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                    REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                    COMPANIES                    VEHICLES                           OTHER ACCTS
                    ---------------------------  --------------------------  --------------------------
                    NUMBER
    PORTFOLIO       OF                           NUMBER OF                   NUMBER OF
     MANAGER        ACCOUNTS   TOTAL ASSETS      ACCOUNTS    TOTAL ASSETS    ACCOUNTS     TOTAL ASSETS
------------------  ---------  ----------------  ----------  --------------  -----------  -------------
David Decker        2          $ 2,843,519,672   0           N/A             2            $ 10,404,501
------------------  ---------  ----------------  ----------  --------------  -----------  -------------



There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

     The portfolio manager is compensated by Janus Capital for managing the Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

     FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

     VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

     The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of the three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

     The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

     The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

     The Portfolio's Lipper peer group for compensation purposes is the Mid-Cap Growth Funds.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
David Decker                                         None



ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                    REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                    COMPANIES                    VEHICLES                          OTHER ACCTS(1)
                    ---------------------------  --------------------------  --------------------------
                    NUMBER
    PORTFOLIO       OF                           NUMBER OF                   NUMBER OF
     MANAGER        ACCOUNTS   TOTAL ASSETS      ACCOUNTS    TOTAL ASSETS    ACCOUNTS     TOTAL ASSETS
------------------  ---------  ----------------  ----------  --------------  -----------  -------------
Mark G. DeFranco    4          $ 1,702,820,223   3           $ 433,398,650   10           $ 522,630,993
Brian M. Gillot     4          $ 1,702,829,223   3           $ 433,398,650   10           $ 522,630,993



None of the accounts managed are subject to performance fees.

(1) Other Accounts excludes the assets and number of accounts in wrap free programs that are managed using a model portfolio. Other Accounts also exclude a model portfolio and its assets because Jennison does not have discretion to trade securities in the model portfolio.

POTENTIAL CONFLICTS OF INTEREST

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

     Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
     - The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;
     -    Historical and long-term business potential of the product strategies;
     -    Qualitative factors such as teamwork and responsiveness; and
     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Mark G. DeFranco                            None

Brian M. Gillot                             None



ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                    REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                    COMPANIES                    VEHICLES                                 OTHER ACCTS
                    ---------------------------  ------------------------------  -----------------------------
                    NUMBER
    PORTFOLIO       OF         TOTAL ASSETS (IN  NUMBER OF   TOTAL ASSETS 9IN    NUMBER OF    TOTAL ASSETS (IN
     MANAGER        ACCOUNTS   MILLIONS)         ACCOUNTS    BILLIONS)           ACCOUNTS     MILLIONS)
------------------  ---------  ----------------  ----------  ------------------  -----------  ----------------
Richard Schmidt     1          $ 112             4           $ 1                 4            $ 617
Austin Forey        0            N/A             5           $ 1                 2            $  32



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Austin Forey                                         None
Richard Schmidt                                      None

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                    REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                    COMPANIES                    VEHICLES                                 OTHER ACCTS
                    ---------------------------  ------------------------------  -----------------------------
                    NUMBER
    PORTFOLIO       OF         TOTAL ASSETS (IN  NUMBER OF   TOTAL ASSETS (IN    NUMBER OF    TOTAL ASSETS (IN
     MANAGER        ACCOUNTS   BILLIONS)         ACCOUNTS    BILLIONS)           ACCOUNTS     MILLIONS)
------------------  ---------  ----------------  ----------  ------------------  -----------  ----------------
Chris T. Blum        9         $ 2.6              9          $ 1.5               3            $ 321
Dennis Ruhl         11         $ 3.7             10          $   1               8            $ 693



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Chris T. Blum                                        None

Dennis Ruhl                                          None



ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                          REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                          COMPANIES                    VEHICLES                                 OTHER ACCTS
                          ---------------------------  ------------------------------  -----------------------------
                          NUMBER
    PORTFOLIO             OF         TOTAL ASSETS (IN  NUMBER OF   TOTAL ASSETS (IN    NUMBER OF    TOTAL ASSETS (IN
     MANAGER              ACCOUNTS   BILLIONS)         ACCOUNTS    MILLIONS)           ACCOUNTS     BILLIONS)
------------------        ---------  ----------------  ----------  ------------------  -----------  ----------------
Bradford L. Frishberg     3          $ 2.3             1           $ 65                6            $ 1
Alan H. Gutmann           3          $ 2.3             1           $ 65                6            $ 1



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Bradford L. Frishberg                                None

Alan H. Gutmann                                      None



ING JULIUS BAER FOREIGN PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                       COMPANIES                    VEHICLES                                 OTHER ACCTS
                       ---------------------------  ------------------------------  -----------------------------
                       NUMBER
    PORTFOLIO          OF         TOTAL ASSETS (IN  NUMBER OF   TOTAL ASSETS (IN    NUMBER OF    TOTAL ASSETS (IN
     MANAGER           ACCOUNTS   MILLIONS)         ACCOUNTS    MILLIONS)           ACCOUNTS     MILLIONS)+
------------------     ---------  ----------------  ----------  ------------------  -----------  ----------------
Rudolph-Riad Younes    7          $ 10,920.0        5           1,503.3             97           7,191.6
Richard Pell           7          $ 10,920.0        5           1,503.3             97           7,191.6



POTENTIAL CONFLICTS OF INTEREST

Generally, JBIM does not recommend securities to clients that it buys or sells for itself. However, JBIM may recommend securities to clients that it may buy or sell, or which its affiliates or related persons may buy or sell, for accounts in which JBIM or its affiliates or related persons may have a beneficial interest. These types of accounts will be managed in the same manner as other accounts over which JBIM has discretion.

JBIM and its affiliates have personal trading policies and procedures in place designed to monitor and protect the interests of their clients. JBIM has adopted a Code of Ethics, which include guidelines respecting transactions in securities recommended to its clients and clear rules governing employee personal trading and accounts. These rules are incorporated into JBIM's Employees Code of Ethics Manual, which is received and certified by each employee when they are hired, and on an annual basis thereafter. We also have procedures in place for both pre-trade and post-trade compliance. The Legal and Compliance Department receives copies of all confirms and quarterly/monthly statements for covered employees.

On accounts as to which JBIM has investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature being affected for the investment advisory client until such client has completed his transaction. On accounts in which JBIM does not have investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature recommended to the investment advisory client for a reasonable period after making the recommendation, taking into consideration the market conditions in the security, knowledge that the investment advisory client does not intend to follow the JBIM's recommendations, whichever shall occur first, or in the event the client accepts JBIM's recommendation, until the client's transaction is completed.

In any event, JBIM personnel are prohibited from buying or selling securities which are recommended to its clients (a) where such purchase or sale would affect the market price of such securities, or (b) where such purchase or sale is made in anticipation of the effect of such recommendation on the market price. JBIM cannot effectively impose restrictions on security transactions by affiliated persons of JBIM who are not employed by JBIM.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The combination of our corporate culture and highly competitive salary/bonus structure is the primary reason for the low turnover of professionals in our firm. Each member is paid a highly competitive base salary with the opportunity to earn an unlimited bonus based upon contribution to the team, organizational profitability and strategy performance. Beyond this structure and our generous benefits package, two programs exist to promote long-term employee commitment and foster coherence of the various entities within the Julius Baer Group. The Julius Baer Group's compensation/incentive programs are as follows: a long-term retirement plan and a confidential long-term stock option incentive plan.

In May 2004, JBIM took steps to ensure continuity within the business line. The firm initiated a change to the legal structure from a corporation to a limited liability company, which allows key personnel to participate directly in the business. This structure aligns the long-term economic interests of key employees with those of the company as well as provides economic disincentives for key employees to depart.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Rudolph-Riad Younes                                  0
Richard Pell                                         0

ING LEGG MASON VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                    REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                    COMPANIES                    VEHICLES                                 OTHER ACCTS
                    ---------------------------  ------------------------------  -----------------------------
                    NUMBER
    PORTFOLIO       OF         TOTAL ASSETS (IN  NUMBER OF   TOTAL ASSETS (IN    NUMBER OF
     MANAGER        ACCOUNTS   BILLIONS)         ACCOUNTS    BILLIONS)           ACCOUNTS     TOTAL ASSETS
------------------  ---------  ----------------  ----------  ------------------  -----------  ----------------
Mary Chris Gay      4          $ 1.36            14*         $ 6.70              0            $ 0



* 1 of the 14 accounts receives a performance-based fee.

POTENTIAL CONFLICTS OF INTEREST

     The fact that the portfolio manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the portfolio manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

     In the opinion of the investment manager for the Portfolio, the portfolio manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the portfolio manager (these are a function of performance, retention of assets, and flows of new assets), the portfolio manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

     The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Mary Chris Gay                              None



ING LIMITED MATURITY BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
James B. Kauffmann    53           $ 7,905,224,743  13         $ 1,482,343,368  25*        $ 8,158,535,858



* 1 account (with $1,123,537,773.97 in assets under management) receives a performance-based fee.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
James B. Kauffmann                          None



ING LIQUID ASSETS PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                          OTHER ACCTS
                      ----------------------------  --------------------------  -----------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ------------
David S. Yealy        16           $ 3,122,294,627  3          $ 126,880,313    0          N/A



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
David S. Yealy                              None



ING MARSICO GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                            OTHER ACCTS
                      -----------------------------  --------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF                             NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ----------------  ---------  ---------------  ---------  ----------------
Thomas F. Marsico     29           $ 20,742,504,000  12         $ 1,074,274,000  168        $ 16,973,447,000



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trustaccounts. Portfolio managers make investment decisions for each portfolio, including the ING Marsico Growth Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marciso's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, the portfolio manager's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marciso.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Thomas F. Marsico                           None



ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
James G. Gendelman    12           $ 2,514,700,000  0          $ 0              2          $ 144,300,000



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trustaccounts. Portfolio managers make investment decisions for each portfolio, including Marsico Growth, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marciso's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, the portfolio manager's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis and other factors.

     In addition to his salary and bonus, the portfolio manager may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
James G. Gendelman                          None



ING MERCURY FOCUS VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

         The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                          OTHER ACCTS
                      -----------------------------  --------------------------  -----------------------
                      NUMBER
     PORTFOLIO        OF                             NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ----------------  ---------  ---------------  ---------  ------------
Robert J. Martorelli  5            $ 11,342,250,030  8          $ 6,605,133,928  0          $ 0
Kevin Rendino         5            $ 11,342,250,030  8          $ 6,605,133,928  0          $ 0



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

         To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

         The Merrill Lynch Investment Manager ("MLIM") Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES
         COMPENSATION PROGRAM

         The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

         BASE SALARY

         Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

         PERFORMANCE-BASED COMPENSATION

         MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

         To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS,

RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

         CASH BONUS

         Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

         STOCK BONUS

         A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

         The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

         Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

         OTHER BENEFITS

         Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Robert J. Martorelli                        None
Kevin Rendino                               None



ING MERCURY LARGE CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
Robert C. Doll, Jr.   13           $ 5,544,139,099  3          $ 794,620,067    2          $ 134,765,032



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

         To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

         The Merrill Lynch Investment Manager ("MLIM") Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES
         COMPENSATION PROGRAM

         The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

         BASE SALARY

         Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

         PERFORMANCE-BASED COMPENSATION

         MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

         To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

         CASH BONUS

         Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

         STOCK BONUS

         A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

         The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

         Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

         OTHER BENEFITS

         Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Robert C. Doll, Jr.                         None



ING MFS MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                       COMPANIES                      VEHICLES                           OTHER ACCTS
                       -----------------------------  --------------------------  --------------------------
                       NUMBER
     PORTFOLIO         OF                             NUMBER OF                   NUMBER OF
     MANAGER           ACCOUNTS     TOTAL ASSETS*     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
---------------------  -----------  ----------------  ---------  ---------------  ---------  ---------------
David E. Sette-Ducati  14           $ 11,692,151,585  0          $ 0              6          $ 119,356,221
Eric B. Fischman       13           $ 11,326,129,985  0          $ 0              1          $  35,101,489



* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

         - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

         - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
David E. Sette-Ducati                       None
Eric B. Fischman                            None



ING MFS TOTAL RETURN PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                           OTHER ACCTS
                      ----------------------------   --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                             NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS*     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------   ---------  ---------------  ---------  ---------------
Brooks Taylor         18           $ 21,062,070,310  0          $           0     0         $             0
Kenneth J. Enright    18           $ 26,167,794,067  0          $           0     0         $             0
Steven R. Gorham      23           $ 30,440,856,098  3          $ 668,040,520    25         $ 3,678,416,023
Michael W. Roberge    11           $  22,780510,984  2          $  27,226,392     0         $             0
William J. Adams      14           $ 23,274,092,115  1          $ 330,442,209     2         $    47,865,339
William P. Douglas     6           $ 18,863,784,027  0          $           0     0         $             0
Alan T. Langsner      18           $ 26,167,794,067  0          $           0     0         $             0



* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

         - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

         - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Brooks Taylor                               None
Kenneth J. Enright                          None
Steven R. Gorham                            None
Michael W. Roberge                          None
William J. Adams                            None
William P. Douglas                          None
Alan T. Langsner                            None



ING MFS UTILITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
Maura A. Shaughnessy  4              2,526,397,271  0          $ 0              0          $ 0
Robert D. Parsons     4            $ 2,526,397,271  0          $ 0              0          $ 0



* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

         - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

         - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Maura A. Shaughnessy                        None
Robert D. Parsons                           None



ING OPPENHEIMER MAIN STREET PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                             OTHER ACCTS
                      -----------------------------  ---------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF           TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     MILLIONS)         ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
--------------------  -----------  ----------------  ---------  ----------------  ---------  ----------------
Nikolaos Monoyios     11             2,415.7         1          $ 16.2            0          $ 0
Marc Reinganum         8           $ 2,358.6         0          $    0            0          $ 0



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     As indicated above, each of the portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OppenheimerFunds, Inc. have the same management fee. If the management fee structure of another fund or account is more advantageous to OppenheimerFunds, Inc. than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, OppenheimerFunds, Inc.'s compliance procedures and Code of Ethics recognize its fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The Portfolio's portfolio managers are employed and compensated by OppenheimerFunds, Inc., not the Portfolio. Under OppenheimerFunds, Inc.'s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds, Inc. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. OppenheimerFunds, Inc.'s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds, Inc.'s holding company parent. Senior portfolio managers may also be eligible to participate in the OppenheimerFunds, Inc.'s deferred compensation plan.

     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds, Inc. attract and retain talent. The annual discretionary bonus is determined by senior management of the OppenheimerFunds, Inc. and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper Large Cap Core Funds Index. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio managers' compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds managed by the portfolio managers is the same as the compensation structure of the Portfolio, described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Nikolaos Monoyios                           None
Marc Reinganum                              None



ING PIMCO CORE BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                             OTHER ACCTS
                      -----------------------------  ---------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF           TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     MILLIONS)         ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
--------------------  -----------  ----------------  ---------  ----------------  ---------  ----------------
Pasi Hamalainen       9            $ 5,602.10        5          $ 493.60          177        $ 35,154.90



* 10 of these accounts (with combined assets of $3,316,000) receive a performance-based fee.

POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     KNOWLEDGE AND TIMING OF PORTFOLIO TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

     INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

     PERFORMANCE FEES. A portfolio manager may advice certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

     SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;
     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     -   Amount and nature of assets managed by the portfolio manager;
     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     -   Contributions to asset retention, gathering and client satisfaction;
     -   Contributions to mentoring, coaching and/or supervising; and
     -   Personal growth and skills added.

     Final award amounts are determined by PIMCO Compensation Committee.

     RENTENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     PROFIT SHARING PLAN. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Goss receives a fixed percentage of the profit sharing plan.

     ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Goss received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Pasi Hamaleinen                             None



ING PIMCO HIGH YIELD BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                             OTHER ACCTS
                      -----------------------------  ---------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF           TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     MILLIONS)         ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
--------------------  -----------  ----------------  ---------  ----------------  ---------  ----------------
Raymond G. Kennedy    8            $ 13,748.90       7          $ 3,909.96        20         $ 3,544.00



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

KNOWLEDGE AND TIMING OF PORTFOLIO TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advice certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

     SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;
     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     -   Amount and nature of assets managed by the portfolio manager;
     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     -   Contributions to asset retention, gathering and client satisfaction;
     -   Contributions to mentoring, coaching and/or supervising; and
     -   Personal growth and skills added.

     Final award amounts are determined by PIMCO Compensation Committee.

     RENTENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     PROFIT SHARING PLAN. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Goss receives a fixed percentage of the profit sharing plan.

     ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Goss received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Raymond G. Kennedy                          None



ING PIONEER FUND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                       COMPANIES                     VEHICLES                           OTHER ACCTS
                       ----------------------------  --------------------------  --------------------------
                       NUMBER
     PORTFOLIO         OF                            NUMBER OF                   NUMBER OF
     MANAGER           ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
---------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
John A. Carey          4            $ 1,909,732,000  2          $ 678,541,000     8         $ 293,602,000
Walter Hunnewell, Jr.  6            $ 1,228,953,000  2          $ 678,541,000    11         $ 295,366,523



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation Structure of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.
     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.
     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

      Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).
     - Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
     - Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
John A. Carey                               Over $1,000,000
Walter Hunnewell, Jr.                       $100,001 - $500,000

ING PIONEER MID CAP VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
J. Rodman Wright      4            $ 5,001,608,000  2          $ 699,182,000    2          $ 742,405
Sean Gavin            1            $   845,818,000  2          $ 699,182,000    2          $  91,900



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.
     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.
     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).
     - Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
     - Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
J. Rodman Wright                            $500,001 - $1,000,000
Sean Gavin                                  $10,001 - $50,000

ING SALOMON BROTHERS ALL CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                             OTHER ACCTS
                      -----------------------------  ---------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF           TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     BILLIONS)         ACCOUNTS   BILLIONS)         ACCOUNTS   BILLIONS)
--------------------  -----------  ----------------  ---------  ----------------  ---------  ----------------
John G. Goode         14           $ 9.77            3          $ 0.52            90,863     $ 13.19
Peter J. Hable        14           $ 9.77            3          $ 0.52            90,863     $ 13.19



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
John G. Goode                               None
Peter J. Hable                              None

ING SALOMON BROTHERS INVESTORS PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                             OTHER ACCTS
                      -----------------------------  ---------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF           TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     BILLIONS)         ACCOUNTS   BILLIONS)         ACCOUNTS   BILLIONS)
--------------------  -----------  ----------------  ---------  ----------------  ---------  ----------------
Mark J. McAllister    10           $ 8.91            2          $ 0.24            15,393     $ 3.92
Robert Feitler        10           $ 8.91            2          $ 0.24            15,393     $ 3.92



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Mark J. McAllister                          None
Robert Feitler                              None



ING STOCK INDEX PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
Rosalie Jing          1            368,409,500      0          N/A              1          $ 709,882,065



POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Rosalie Jing                                None



ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
Stephen W. Boesel     2            $ 5,899,636,963  0          N/A              5          $ 96,892,815



POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Stephen W. Boesel                           None



ING T. ROWE EQUITY INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                           OTHER ACCTS
                      -----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                             NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ----------------  ---------  ---------------  ---------  ---------------
Brian C. Rogers       12           $ 24,948,908,002  0          N/A              17         $ 1,390,486,882



POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Brian C. Rogers                             None



ING UBS U.S. ALLOCATION PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                             OTHER ACCTS
                      -----------------------------  ---------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF           TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     MILLIONS)         ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
--------------------  -----------  ----------------  ---------  ----------------  ---------  ----------------
Brian D. Singer       7            $ 5,250           8          $ 3,760           29*        $ 2,880



*approximately includes model for wrap accounts

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The portfolio management team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The portfolio managers receive a base salary and incentive compensation based on their personal performance.

     Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

         - Competitive salary, benchmarked to maintain competitive compensation opportunities.

         - Annual bonus, tied to individual contributions and investment performance.

         - UBS equity awards, promoting company-wide success and employee retention.

         - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

     BASE SALARY is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

     UBS AG EQUITY. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

     PARTNERSHIP INCENTIVE PROGRAM (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Brian D. Singer                             None



ING VAN KAMPEN EQUITY GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                      COMPANIES                     VEHICLES                           OTHER ACCTS
                      ----------------------------  --------------------------  --------------------------
                      NUMBER
     PORTFOLIO        OF                            NUMBER OF                   NUMBER OF
     MANAGER          ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
--------------------  -----------  ---------------  ---------  ---------------  ---------  ---------------
Dennis Lynch          35           $ 14.93          2          $ .351           17         $ 1.271
David Cohen           35           $ 14.93          2          $ .351           17         $ 1.271
Sam Chainani          35           $ 14.93          2          $ .351           17         $ 1.271



POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

         -    Cash Bonus;

         - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

         - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

         - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

         - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

         - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

         - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

         -    Contribution to the business objectives of the Adviser;

         -    The dollar amount of assets managed by the portfolio manager;

         -    Market compensation survey research by independent third parties;

         - Other qualitative factors, such as contributions to client objectives; and

         - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Dennis Lynch                                None
David Cohen                                 None
Sam Chainani                                None

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                             OTHER ACCTS
                      -----------------------------  ---------------------------  ---------------------------
                      NUMBER
     PORTFOLIO        OF           TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     MILLIONS)         ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
--------------------  -----------  ----------------  ---------  ----------------  ---------  ----------------
Hassan Elmasry        3            $ 2,110.1         3          $ 1,465.0         19         $ 1,372.3
Paras Dodhia          3            $ 2,110.1         3          $ 1,465.0         19         $ 1,372.3
Ewa Borowska          3            $ 2,110.1         3          $ 1,465.0         19         $ 1,372.3
Michael Allison       3            $ 2,110.1         3          $ 1,465.0         19         $ 1,372.3
Jayson Vowles         3            $ 2,110.1         3          $ 1,465.0         19         $ 1,372.3



POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

         -    Cash Bonus;

         - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

         - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

         - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

         - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

         - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

         - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

         -    Contribution to the business objectives of the Adviser;

         -    The dollar amount of assets managed by the portfolio manager;

         -    Market compensation survey research by independent third parties;

         - Other qualitative factors, such as contributions to client objectives; and

         - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Hassan Elmasry                              None
Paras Dodhia                                None
Ewa Borowska                                None
Michael Allison                             None
Jayson Vowles                               None

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                        COMPANIES                        VEHICLES                                    OTHER ACCTS
                        -----------------------------    -----------------------------     ------------------------------
                        NUMBER
    PORTFOLIO           OF                               NUMBER OF                         NUMBER OF
    MANAGER             ACCOUNTS    TOTAL ASSETS         ACCOUNTS     TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
--------------------    --------    -----------------    ---------    ----------------     ---------     ----------------
James A. Gilligan       11          $  19,437,231,436    6            $  2,204,507,856     8             $  2,071,804,825
Thomas Bastian          11          $  19,437,231,436    6            $  2,204,507,856     8             $  2,071,804,825
Sergio Marcheli         11          $  19,437,231,436    6            $  2,204,507,856     8             $  2,071,804,825
James O. Roeder         11          $  19,437,231,436    6            $  2,204,507,856     8             $  2,071,804,825
Vincent V. Vizachero    11          $  19,437,231,436    6            $  2,204,507,856     8             $  2,071,804,825



POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

        -    Cash Bonus;

        - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

        - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

        - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

        - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

        - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

        - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

        -    Contribution to the business objectives of the Adviser;

        -    The dollar amount of assets managed by the portfolio manager;

        -    Market compensation survey research by independent third parties;

        - Other qualitative factors, such as contributions to client objectives; and

        - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
James A. Gilligan                                    None
Thomas Bastian                                       None
Sergio Marcheli                                      None
James O. Roeder                                      None
Vincent Vizachero                                    None



ING VAN KAMPEN REAL ESTATE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                        COMPANIES                        VEHICLES                                    OTHER ACCTS
                        -----------------------------    -----------------------------     ------------------------------
                        NUMBER
    PORTFOLIO           OF          TOTAL ASSETS (IN     NUMBER OF    TOTAL ASSETS (IN     NUMBER OF     TOTAL ASSETS (IN
    MANAGER             ACCOUNTS    BILLIONS)            ACCOUNTS     BILLIONS)            ACCOUNTS      BILLIONS)
--------------------    --------    ----------------     ---------    ----------------     ---------     ----------------
Theodore R. Bigman      4           $  2.2               4            $  2.8               27            $  2.5



The portfolio manager manages 3 accounts with a total of $281 million with performance based fees.

POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

        -    Cash Bonus;

        - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

        - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

        - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

        - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

        - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

        - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

        -    Contribution to the business objectives of the Adviser;

        -    The dollar amount of assets managed by the portfolio manager;

        -    Market compensation survey research by independent third parties;

        - Other qualitative factors, such as contributions to client objectives; and

        - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Theodore R. Bigman                                   None


EXPENSE LIMITATION AGREEMENT


     The Manager has entered into an expense limitation agreement with the Portfolios listed below pursuant to which the Manager has agreed to waive or limit its fees. In connection with this agreement, the Manager will assume other expenses so that the total annual ordinary operating expenses of the Portfolios listed below (which excludes interest, taxes, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolio's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager) do not exceed the limits set forth below of the Portfolio's average daily net assets, subject to possible recoupment by the Manager within three years.


                            PORTFOLIO                     SERVICE 2   CLASS I   CLASS S
      -------------------------------------------------   ---------   -------   -------
      ING FMR(SM) Earnings Growth Portfolio                 1.15%      0.75%     1.00%
      ING Goldman Sachs Tollkeeper(SM) Portfolio            1.55%      1.15%     1.40%
      ING JPMorgan Value Opportunities Portfolio            0.93%      0.53%     0.78%
      ING Marsico International Opportunities Portfolio     1.08%      0.68%     0.93%
      ING MFS Utilities Portfolio                           1.20%      0.80%     1.05%


     The expense limitation agreement provides that the expense limitation shall continue until May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Manager provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days' prior written notice to the Manager at its principal place of business.

     Further, the Manager has voluntarily agreed to waive its rights to recoupment under Section 2 of the Expense Limitation Agreement between the Manager and the Trust, dated January 1, 2005, for the Service 2 Class, Class I, and Class S shares of Goldman Sachs Tollkeeper. The Manager waives its rights to recoupment for the period from January 1, 2005 through December 31, 2005.


ADMINISTRATION


     ING Funds Services ("Administrator") serves as Administrator for FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios pursuant to the administration agreement with the Trust. Its principal place of business is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Subject to the supervision of the Board, the Administrator provides all administrative services necessary for the operation of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios, except for those services performed by the Manager under the Management Agreement, the Portfolio Managers under the respective portfolio management agreements, if applicable, the Custodian for the FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios under the Custodian Agreement, the Transfer Agent under the Transfer Agency Agreement and such other service providers as may be retained by FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios from time to time. The Administrator acts as a liaison among these service providers to FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios. ING Funds Services also furnishes FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by other service providers. The Administrator is also responsible for monitoring FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios' compliance with applicable legal requirements and with their investment policies and restrictions for the Portfolios.


     The administration agreement with ING Funds Services may be cancelled by the Trust on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days' written notice to the Trust.

     During periods when FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios invest directly in investment securities, each pays the Administrator an annual fee, payable monthly in arrears, equal to 0.10% of average daily net assets. The Administrator is a wholly owned subsidiary of ING Groep, N.V. and the immediate parent company of the Manager.

     The Administrator did not receive any fees on behalf of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities and MFS Utilities Portfolios because these Portfolios had not commenced operations as of the fiscal year ended December 31, 2004.

DISTRIBUTION OF TRUST SHARES


     DSI serves as the Portfolios' distributor and principal underwriter. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI also serves as Manager to the Trust and therefore is an affiliate to the Trust.

     The Trustees have classified shares of each of the Portfolios into three classes: Institutional Class ("Class I") shares; Service Class ("Class S") shares; and Service 2 Class ("Service 2") shares. Stock Index offers Class I shares only. Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, the Class I, Class S and Service 2 shares have the features described below:


     The Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

     The Class S shares are not subject to an initial sales charge, contingent deferred sales charge or Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.


     The Service 2 shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum. DSI has agreed to waive a portion of the distribution fee for Service 2 shares. The expense waiver will continue through at least May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

     DISTRIBUTION PLAN


     The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Service 2 shares of the Portfolios (the "12b-1 Portfolios").

     The Plan provides that the Service 2 shares of the 12b-1 Portfolios shall pay a distribution fee (the "Distribution Fee"), for distribution services including payments to DSI, the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Plan was approved by all of the Trustees, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan.


     Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "reimbursement variety" (in contrast to "compensation" arrangements by which a distributor's payments are directly linked to its expenses). The Service 2 shares of the 12b-1 Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each 12b-1 Portfolio's Service 2 shares are entitled to exclusive voting rights with respect to matters concerning the Plan.


     The Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company's variable contract owners during that quarterly period. Expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios' shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios' investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the 12b-1 Portfolios' accounts; and (h) financing any other activity that the Board determines is primarily intended to result in the sale of the 12b-1 Portfolios' shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan. The Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, cast in-person at a meeting called for that purpose. The Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios. The Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

     The Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios. These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios' shares, an enhancement in the 12b-1 Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.

     As of fiscal year ended December 31, 2004, Service 2 shares of the PIMCO High Yield and Limited Maturity Bond Portfolios were not yet offered. As a result, no payments for these two Portfolios were made under the Plan during 2004.


     SHAREHOLDER SERVICING AGREEMENT

     Effective May 24, 2002, the Trust entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement") on behalf of the Class S and Service 2 shares of the Trust. Under the Shareholder Services Agreement, DSI (the "Shareholder Services Agent") has agreed to provide certain services including, but not limited to, the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolios; and provide such other related services as the Portfolios or a shareholder may request. The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.


     In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Servicing Agreement, the Shareholder Servicing Agent receives from each 12b-1 Portfolio's Service 2 and Class S shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio's shares.


DISTRIBUTION AND SHAREHOLDER SERVICE FEE AMOUNTS PAID


     For the fiscal year ended December 31, 2004, the Shareholder Services Agent received fees from Service 2 and Class S shares of the Portfolios in the amounts set forth below. Additionally, the Distributor received distribution fees in connection with the costs of promotion and distribution-related expenses for the Service 2 shares of the Portfolios for the fiscal period ended December 31, 2004 as set forth below. The Distributor in turn re-allocated the 12b-1 fees it received to various affiliated Insurance Companies who offer Service 2 shares through variable annuity or variable life insurance or other qualified retirement plan products.

     Because FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Fund, and Pioneer MidCap Value Portfolios had not commenced operations as of December 31, 2004, payments have not been made under the Distribution Plan and Shareholder Services Agreement.

DISTRIBUTION FEES


                                   AIM                    ALLIANCE           CAPITAL GUARDIAN
                                 MID CAP                   MID CAP               MANAGED             CAPITAL GUARDIAN
                                  GROWTH                   GROWTH                 GLOBAL            SMALL/MID CAP (1)
                        -----------------------------------------------------------------------------------------------
                         CLASS S       SERVICE 2     CLASS S  SERVICE 2   CLASS S     SERVICE 2    CLASS S    SERVICE 2
                        --------      ----------    --------  ---------   --------   -----------  --------  -----------
Advertising            $  1,686             35        4,120        65       2,677          27        4,073          45
Printing                 32,029            671       78,270     1,227      50,854         518       77,384         862
Salaries & Commissions   19,062            399       46,710       718      30,521         310       46,429         495
Broker Servicing         19,403          7,071       47,298    13,054      31,004       5,114       47,173       9,178
Miscellaneous            24,963            515       60,921       899      39,947         392       61,004         627
                      -------------------------------------------------------------------------------------------------
Total                    97,143          8,691      237,319    15,963     155,003       6,361      236,063      11,207
                      =================================================================================================


                              CAPITAL GUARDIAN            EAGLE ASSET (1)
                             U.S. EQUITIES (1)         CAPITAL APPRECIATION
                         ----------------------------------------------------
                          CLASS S      SERVICE 2       CLASS S      SERVICE 2
                         --------     ----------      --------     ----------
Advertising               4,636             63          1,600           12
Printing                 88,089          1,191         30,405          224
Salaries & Commissions   52,502            714         18,237          134
Broker Servicing         53,490         12,920         18,550        2,325
Miscellaneous            68,541            915         23,864          174
                        -----------------------------------------------------
Total                   268,258         15,803         92,656        2,869
                        =====================================================


                                                                       FMR(SM)
                            EVERGREEN           EVERGREEN            DIVERSIFIED                  GLOBAL
                         HEALTH SCIENCES          OMEGA                MID CAP                 RESOURCES(1)
                      -------------------------------------------------------------------------------------------------
                      CLASS S   SERVICE 2   CLASS S   SERVICE 2   CLASS S    SERVICE 2    CLASS S   SERVICE 2  CLASS I
                      --------  ---------   -------   ---------   --------   ---------    -------   ---------  -------
Advertising           $   106         4         14        -        1,381          43       1,212         43         12
Printing                2,013        76        276        1       26,230         816      23,026        824        224
Salaries & Commissions  1,144        54        165        1       15,628         494      13,717        508        134
Broker Servicing        1,173     1,314        169      109       15,801       9,286      13,917      9,682        136
Miscellaneous           1,373        63        201        2       20,180         623      17,770        645        174
                      -------------------------------------------------------------------------------------------------
Total                   5,809     1,511        825      113       79,220      11,262      69,642     11,072        680
                      =================================================================================================

                           GOLDMAN SACHS
                          TOLLKEEPER(SM)(1)
                          ------------------
                          CLASS S  SERVICE 2
                          -------  ---------
Advertising                  423        24
Printing                   8,037       449
Salaries & Commissions     4,840       270
Broker Servicing           4,898     5,097
Miscellaneous              6,314       350
                         -----------------
Total                     24,512     6,190
                         ==================


                                                                      JENNISON
                                                                       EQUITY            JPMORGAN EMERGING
                        INTERNATIONAL       JANUS CONTRARIAN (1)    OPPORTUNITIES        MARKETS EQUITY (1)
                      -------------------------------------------------------------------------------------
                      CLASS S   SERVICE 2   CLASS S   SERVICE 2  CLASS S   SERVICE 2   CLASS S   SERVICE 2
                      --------  ----------  --------  ---------  -------   ---------   -------   ---------
Advertising           $  1,394         51       413        12      2,382        22       922          31
Printing                26,485        969     7,843       226     45,254       409    17,527         591
Salaries & Commissions  15,769        583     4,678       137     27,176       219    10,429         359
Broker Servicing        16,045     10,579     4,742     2,334     27,661     3,764    10,539       6,369
Miscellaneous           20,584        746     6,094       177     35,720       268    13,531         448
                      -------------------------------------------------------------------------------------
Total                   80,277     12,928    23,770       692    138,193     4,682    52,948       7,798
                      =====================================================================================

                                          JPMORGAN
                                      SMALL CAP EQUITY
                               ------------------------------
                                  CLASS S  SERVICE 2  CLASS I
                               ----------  ---------  -------
Advertising                          707        149       103
Printing                          13,432      2,824     1,955
Salaries & Commissions             7,947      1,665     1,452
Broker Servicing                   7,997     30,402     1,416
Miscellaneous                     10,086      2,080     1,815
                               ------------------------------
Total                             40,196     37,120     6,741
                               ==============================

                                    JULIUS                   LEGG MASON            LIMITED MATURITY               LIQUID
                                 BAER FOREIGN                 VALUE (1)                 BOND                      ASSETS
                       -----------------------------------------------------------------------------------------------------------
                       CLASS S   SERVICE 2  CLASS I  CLASS S  SERVICE 2  CLASS I  CLASS S  SERVICE 2   CLASS S  SERVICE 2  CLASS I
                       -------   ---------  -------  -------  ---------  -------  -------  ---------   -------  ---------  -------
Advertising           $  1,068        62        3     1,766         66        4     3,515        -       6,110         74      378
Printing                20,301     1,181       64    33,557      1,251       75    66,778        -     116,089      1,409    7,191
Salaries & Commissions  11,947       676       32    20,266        739       53    40,635        -      70,619        878    5,831
Broker Servicing        11,758    12,748       25    20,469     13,318       50    41,420        -      72,583     16,774    5,821
Miscellaneous           14,371       805       28    26,268        932      622    54,075        -      93,311      1,141    7,605
                      ------------------------------------------------------------------------------------------------------------
Total                   54,445    15,472      152   102,326     16,306      244   206,423        -     358,712     20,276   26,826
                      ============================================================================================================


                           MARSICO                           MERCURY               MERCURY LARGE CAP          MFS MID CAP
                            GROWTH                         FOCUS VALUE                 GROWTH (1)               GROWTH
                 -----------------------------------------------------------------------------------------------------------------
                 CLASS S   SERVICE 2   CLASS I    CLASS S  SERVICE 2    CLASS I   CLASS S  SERVICE 2  CLASS S   SERVICE 2  CLASS I
                 -------   ---------   -------    -------  ---------    -------   -------  ---------  -------   ---------  -------
Advertising        6,125         86        23       275          12       132       114       12        5,550        98         35
Printing         116,383      1,640       447     5,228         226     2,512     2,174      225      105,455     1,864        667
Salaries &
Commissions       69,924        982       264     3,086         137     1,957     1,300      136       62,721     1,115        391
Broker Servicing  71,086     17,587       268     3,078       2,398     1,930     1,324    2,369       63,857    20,244        395
Miscellaneous     91,593      1,262       341     3,896         177     2,501     1,692      178       82,122     1,433        501
                 -----------------------------------------------------------------------------------------------------------------
Total            355,111     21,557     1,343    15,563       2,950     9,032     6,604    2,920      319,705    24,754      1,989
                 =================================================================================================================


                                   MFS                     OPPENHEIMER                  PIMCO               PIMCO
                               TOTAL RETURN               MAIN STREET (1)             CORE BOND          HIGH YIELD
                      ---------------------------------------------------------------------------------------------------
                       CLASS S  SERVICE 2  CLASS I  CLASS S   SERVICE 2  CLASS I  CLASS S  SERVICE 2  CLASS S  SERVICE 2
                      -------- ---------- -------- --------   ---------  -------  -------  ---------  -------  ---------
Advertising              10,190       207       27    4,610       16        -      4,382      162      2,987          -
Printing                193,614     3,940      521   87,590      294        1     83,263    3,073     56,758          -
Salaries & Commissions  116,478     2,325      315   52,670      178        2     50,243    1,861     31,989          -
Broker Servicing        118,431    42,371      315   53,577    3,545        3     50,857   33,955     33,070          -
Miscellaneous           152,284     2,958      400   69,208      223        5     65,089    2,402     38,518          -
                      ---------------------------------------------------------------------------------------------------
Total                   590,997    51,801    1,578  267,655    4,256       11    253,834   41,453    163,322          -
                      ===================================================================================================

                        SALOMON BROTHERS
                            ALL CAP
                       ------------------
                       CLASS S  SERVICE 2
                       -------  ---------
Advertising              3,335        77
Printing                63,366     1,454
Salaries & Commissions  38,194       857
Broker Servicing        38,724    15,548
Miscellaneous           49,833     1,081
                       -----------------
Total                  193,452    19,017
                       =================



                                                                               T. ROWE PRICE                 T. ROWE PRICE
                              SALOMON BROTHERS                                    CAPITAL                        EQUITY
                                 INVESTORS               STOCK INDEX            APPRECIATION                     INCOME
                       -----------------------------------------------------------------------------------------------------------
                       CLASS S   SERVICE 2  CLASS I  CLASS I  SERVICE 2  CLASS S  SERVICE 2   CLASS I  CLASS S  SERVICE 2  CLASS I
                       -------   ---------  -------  -------  ---------  -------  ---------   -------  -------  ---------  -------
Advertising             1,191         12       10       930          -    11,652       270       338     5,939        134       41
Printing               22,627        223      187    17,665          -   221,386     5,133     6,430   112,832      2,548      781
Salaries & Commissions 13,621        133       90    13,929          -   132,978     3,023     3,820    67,244      1,497      454
Broker Servicing       13,759      2,229       94    13,623          -   134,847    56,539     3,867    68,365     27,219      454
Miscellaneous          17,624        172      102    17,727          -   172,621     3,798     4,896    86,927      1,901      558
                       ------------------------------------------------------------------------------------------------------------
Total                  68,822      2,769      483    63,874          -   673,484    68,763    19,351   341,307     33,299    2,288
                       ============================================================================================================

                                UBS                     VAN KAMPEN                 VAN KAMPEN                VAN KAMPEN
                                U.S.                      EQUITY                     GLOBAL                  GROWTH AND
                           ALLOCATION (1)                 GROWTH                   FRANCHISE                   INCOME
                       ----------------------------------------------------------------------------------------------------------
                       CLASS S    SERVICE 2    CLASS S   SERVICE 2   CLASS I   CLASS S   SERVICE 2   CLASS S   SERVICE 2  CLASS I
                       -------    ---------    -------   ---------   -------   -------   ---------   -------   ---------  -------
Advertising                624          16        250        59         114       608         184     5,643          271       -
Printing                11,847         295      4,751     1,122       2,159    11,543       3,504   107,209        5,153       -
Salaries & Commissions   7,080         179      2,869       672       1,654     6,850       2,079    64,392        3,078       -
Broker Servicing         7,194       3,074      2,908    11,932       1,626     6,941      38,394    65,437       56,707       -
Miscellaneous            9,156         224      3,731       870       2,097     8,756       2,620    84,236        3,911       -
                       ---------------------------------------------------------------------------------------------------------
 Total                  35,901       3,788     14,509    14,655       7,650    34,698      46,781   326,917       69,120       -
                       =========================================================================================================


                                        VAN KAMPEN
                                        REAL ESTATE
                           -----------------------------------
                           CLASS S       SERVICE 2     CLASS I
                           -------       ---------     -------
Advertising                  3,004             80          15
Printing                    57,083          1,529         292
Salaries & Commissions      34,433            908         173
Broker Servicing            34,688         16,814         169
Miscellaneous               44,407          1,139         212
                           ----------------------------------
Total                      173,615         20,470         861
                           ==================================



(1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

                                                             SHAREHOLDER SERVICES AGREEMENT
                                                    -------------------------------------------------
                  PORTFOLIOS                              2004            2003             2002
--------------------------------------------------  ---------------  ---------------  ---------------
ING AIM MID CAP GROWTH PORTFOLIO
Service 2                                           $         6,666  $         2,830  $            24
Class S                                             $       563,996  $       437,140  $       161,127

ING ALLIANCE MID CAP GROWTH PORTFOLIO
Service 2                                           $        12,332  $         3,809  $            49
Class S                                             $     1,386,455  $       960,951  $       294,257

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
Service 2                                           $         4,805  $         1,710  $            17
Class S                                             $       905,128  $       678,508  $       228,816

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO (1)
Service 2                                           $         8,673  $         3,972  $            32
Class S                                             $     1,368,773  $     1,089,963  $       386,866

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (1)
Service 2                                           $        12,201  $         8,666  $            80
Class S                                             $     1,561,907  $     1,009,866  $       289,653

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO (1)
Service 2                                           $         2,188  $         1,387  $            30
Class S                                             $       541,843  $       457,584  $       186,074

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
Service 2                                           $         1,263              N/A              N/A
Class S                                             $        37,281              N/A              N/A

ING EVERGREEN OMEGA PORTFOLIO
Service 2                                           $           107              N/A              N/A
Class S                                             $         5,800              N/A              N/A

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
Service 2                                           $         8,795  $         4,388  $            50
Class S                                             $       471,117  $       299,700  $        89,035

ING GLOBAL RESOURCES PORTFOLIO (1)
Service 2                                           $         9,175  $         2,542  $            19
Class S                                             $       411,178  $       211,900  $        70,077

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO (1)
Service 2                                           $         4,823  $         2,152  $            24
Class S                                             $       144,593  $        76,995  $        13,013

ING INTERNATIONAL PORTFOLIO
Service 2                                           $         9,993  $         5,271  $            77
Class S                                             $       468,419  $       376,024  $       151,535

ING JANUS CONTRARIAN PORTFOLIO (1)
Service 2                                           $         2,194  $           714  $            25
Class S                                             $       139,555  $        82,250  $        22,731

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
Service 2                                           $         3,539  $         1,770  $            16
Class S                                             $       802,100  $       723,714  $       302,952

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (1)
Service 2                                           $         6,015  $         1,759  $            28
Class S                                             $       310,180  $       186,543  $        69,470

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
Service 2                                           $        28,737  $        11,017  $           129
Class S                                             $       242,767  $        80,300  $        13,978

ING JULIUS BAER FOREIGN PORTFOLIO
Service 2                                           $        12,081  $         2,652  $            51
Class S                                             $       388,762  $        46,283  $        11,873

ING LEGG MASON VALUE PORTFOLIO (1)
Service 2                                           $        12,582  $         9,688  $           146

                  PORTFOLIOS                                 SHAREHOLDER SERVICES AGREEMENT
--------------------------------------------------  -------------------------------------------------
Class S                                             $       611,126  $       439,900  $       126,736

ING LIMITED MATURITY BOND PORTFOLIO
Service 2                                                        --               --              N/A
Class S                                             $     1,187,526  $     1,576,847  $       624,745

ING LIQUID ASSETS PORTFOLIO
Service 2                                           $        15,868  $         9,254  $           578
Class S                                             $     2,099,739  $     2,466,514  $     1,202,138

ING MARSICO GROWTH PORTFOLIO
Service 2                                           $        16,597  $         8,511  $            33
Class S                                             $     2,074,094  $     1,753,795  $       686,261

ING MERCURY FOCUS VALUE PORTFOLIO
Service 2                                           $         2,259  $           657  $            16
Class S                                             $        95,847  $        36,884  $         8,338

ING MERCURY LARGE CAP GROWTH PORTFOLIO (1)
Service 2                                           $         2,231  $         1,087  $            31
Class S                                             $        38,615  $        22,861  $         5,118

ING MFS MID CAP GROWTH PORTFOLIO
Service 2                                           $        19,118  $        10,051  $            72
Class S                                             $     1,852,603  $     1,553,196  $       560,446

ING MFS TOTAL RETURN PORTFOLIO
Service 2                                           $        40,016  $        21,921  $           212
Class S                                             $     3,470,230  $     2,823,643  $     1,047,568

ING OPPENHEIMER MAIN STREET PORTFOLIO(R) (1)
Service 2                                           $         3,369  $         2,626  $            43
Class S                                             $     1,556,578  $     1,465,240  $       611,984

ING PIMCO CORE BOND PORTFOLIO
Service 2                                           $        32,074  $        24,913  $           202
Class S                                             $     1,517,203  $     1,328,709  $       384,724

ING PIMCO HIGH YIELD PORTFOLIO
Service 2                                                        --              N/A              N/A
Class S                                             $     1,038,905              N/A              N/A

ING SALOMON BROTHERS ALL CAP PORTFOLIO
Service 2                                           $        14,684  $         4,261  $            41
Class S                                             $     1,140,927  $       800,498  $       259,676

ING SALOMON BROTHERS INVESTORS PORTFOLIO
Service 2                                           $         2,095  $         1,464  $            57
Class S                                             $       410,226  $       273,178  $        94,864

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
Service 2                                           $        53,489  $        21,767  $           163
Class S                                             $     3,995,368  $     2,804,597  $       986,226

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
Service 2                                           $        25,702  $        12,507  $           131
Class S                                             $     2,028,011  $     1,223,206  $       424,933

ING UBS U.S. ALLOCATION PORTFOLIO (1)
Service 2                                           $         2,897  $           456              N/A
Class S                                             $       213,504  $       128,621  $        52,159

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
Service 2                                           $        11,251  $         6,898  $           121
Class S                                             $        87,616  $        40,190  $         6,534

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
Service 2                                           $        36,307  $        15,892  $           162
Class S                                             $       208,744  $        84,040  $        18,095

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
Service 2                                           $        53,609  $        26,829  $           224
Class S                                             $     1,916,002  $     1,592,547  $       634,284

ING VAN KAMPEN REAL ESTATE PORTFOLIO

                  PORTFOLIOS                                 SHAREHOLDER SERVICES AGREEMENT
--------------------------------------------------  -------------------------------------------------
Service 2                                           $        15,904  $         6,855  $            61
Class S                                             $     1,042,253  $       620,353  $       199,620



(1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

CODE OF ETHICS

     The Portfolios, the Manager, the Portfolio Managers and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Portfolios and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Portfolios that may arise from personal trading of securities that may be purchased or held by the Portfolios or the Portfolios' shares. The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolios' Compliance Officer his or her designee and to report all transactions on a regular basis. The Portfolio Managers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

     The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, the Portfolios post their complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (E.G. the Portfolios will post the quarter-ending June 30 holdings on August 1).

     The Portfolios also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of the month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view them on ING's website, the Portfolios' complete portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Portfolios may provide their complete portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure:

     - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;

     - To financial printers for the purpose of preparing the Portfolios' regulatory filings;
     -  For the purpose of due diligence regarding a merger or acquisition;
     - To a new adviser or Portfolio Manager prior to the commencement of its management of the Portfolios;
     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;
     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolios;

     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios;

     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders; or
     - To an affiliated insurance company or affiliated entities of the insurance company who assist them with this process, on a daily basis, for the purpose of trading to hedge risks that are assumed pursuant to guarantees provided under variable annuity contracts and variable life policies that are issued by such company.


     In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Portfolios' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of the Portfolios' shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' Manager, Portfolio Manager, principal underwriter or any affiliated person of the Portfolios, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Board's policies and direct administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Portfolio's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Manager, Portfolio Manager, principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.

     The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' full portfolio holdings:


                                                                      TIME LAG BETWEEN DATE OF
                                                                        INFORMATION AND DATE
                PARTY                   PURPOSE        FREQUENCY        INFORMATION RELEASED
       --------------------------   ----------------   ------------   ------------------------
       Institutional Shareholder    Proxy Voting        Daily         None
       Services, Inc.               & Class Action
                                    Services

       Charles River                Compliance          Daily         None
       Development


     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Portfolios' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the Manager, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Manager, the Board has also approved the Manager's proxy voting procedures, which require the Manager to vote proxies in accordance with the Portfolios' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Portfolios, including procedures of the Manager, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (http://www.ingfunds.com) or by accessing the SEC's EDGAR database (http://www.sec.gov).

PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Management Agreement of Portfolio Management Agreement authorizes the Manager or Portfolio Manager to select the brokers or dealers that will execute the purchase and sale of investment securities for each Portfolio. In all purchases and sales of securities for the portfolio of a Portfolio, the primary consideration is to obtain the most favorable execution available. Pursuant to the Management Agreement or Portfolio Management Agreements, the Manager or each Portfolio Manager determines, subject to the instructions of and review by the Portfolios' Board, which securities are to be purchased and sold by a Portfolio and which brokers are to be eligible to execute portfolio transactions of a Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Manager or a Portfolio Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, the Manager or Portfolio Manager are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm's risk in positioning a block of securities, and other factors. The Manager or Portfolio Manager may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Manager or Portfolio Manager.

     In selecting a broker-dealer, the Manager or Portfolio Manager will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Manager or Portfolio Manager may also take into account the quality of research and related services that can be provided by a broker-dealer, provided the Manager or Portfolio Managers make a good faith determination that the broker commissions paid by the Portfolios is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or Portfolio Manager may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (ad defined in the 1934 Act) to the Manager or the Portfolio Managers commissions for effecting a securities transaction for a Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transactions for the clients of the manager. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Manager or Portfolio Manager may receive research services from broker-dealers with which the Manager or Portfolio Manager places a Portfolio's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Manager or Portfolio Managers do not bear the expense of these services if provided by a broker-dealer that executes trades for a Portfolio, and the advisory fee paid to the Manager or portfolio manager fee paid to a Portfolio Manager is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Manager or the Portfolio Managers in advising a Portfolio and other clients, although not all of the research services received by the Manager or Portfolio Managers will necessarily be useful and of value in managing a particular Portfolio. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Manager or Portfolio Manager for the execution of securities transactions for a Portfolio. In addition, in negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Manager or Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

     In negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by the Manager or Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

     Portfolio transactions may be executed by brokers affiliated with the ING Groep, N.V. or the Manager or Portfolio Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in comparable transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to the rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

     Purchases of securities for a Portfolio also may be directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

     Some securities considered for investment by a Portfolio may also be appropriate for their clients served by that Portfolio's Manager of Portfolio Manager. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Manager or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and the Manager or Portfolio Manager's other clients in a manner deemed fair and reasonable by the Manager or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Manager or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Portfolios seek to acquire the same security at the same time, one or more of the Portfolios may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

     For the fiscal years ended December 31, 2004, 2003, and 2002, respectively, each of the Portfolios listed below paid total brokerage commissions as indicated.



          PORTFOLIO                                                          2004                2003
          --------------------------------------------------------       ---------------   ---------------
          ING AIM Mid Cap Growth Portfolio                               $     1,081,488   $  1,277,679.06
          ING Alliance Mid Cap Growth Portfolio                          $     3,322,364   $     1,996,896
          ING Capital Guardian Managed Global Portfolio                  $       237,274   $       440,278
          ING Capital Guardian Small/Mid Cap Portfolio (1)               $       928,119   $       262,574
          ING Capital Guardian U.S. Equities Portfolio (1)               $       333,432   $       909,187
          ING Eagle Asset Capital Appreciation Portfolio (1)             $       164,754   $       276,406
          ING Evergreen Health Sciences Portfolio                        $        70,870               N/A
          ING Evergreen Omega Portfolio                                  $        10,781               N/A
          ING FMR(SM) Diversified Mid Cap Portfolio                      $       809,496   $       279,297
          ING FMR(SM) Earnings Growth Portfolio (2)                                  N/A               N/A

          ING Global Resources Portfolio (1)                             $     1,385,184   $       541,231
          ING Goldman Sachs Tollkeeper(SM) Portfolio(1)                  $       146,517   $        99,735
          ING International Portfolio                                    $       860,777   $       822,843
          ING Janus Contrarian Portfolio (1)                             $        73,094   $        74,219
          ING Jennison Equity Opportunities Portfolio                    $     1,086,333   $     1,438,658
          ING JPMorgan Emerging Markets Equity Portfolio (1)             $       709,071   $       434,661
          ING JPMorgan Small Cap Equity Portfolio                        $       319,381   $        62,916
          ING JPMorgan Value Opportunities Portfolio (2)                             N/A               N/A
          ING Julius Baer Foreign Portfolio                              $       743,866   $       124,629
          ING Legg Mason Value Portfolio (1)                             $       387,874   $       222,015
          ING Limited Maturity Bond Portfolio                                         --                --
          ING Marsico Growth Portfolio                                   $     1,444,579   $     1,666,706
          ING Marsico International Opportunities Portfolio (2)                      N/A               N/A
          ING Mercury Focus Value Portfolio                              $       253,299   $        87,034
          ING Mercury Large Cap Growth Portfolio (1)                     $        45,380   $        31,964
          ING MFS Mid Cap Growth Portfolio                               $     2,181,473   $     2,154,230
          ING MFS Total Return Portfolio                                 $     1,837,634   $     1,203,218
          ING MFS Utilities Portfolio (2)                                            N/A               N/A
          ING Oppenheimer Main Street Portfolio(R) (1)                   $     2,026,202   $     2,437,676
          ING PIMCO Core Bond Portfolio                                  $       108,225   $        80,527
          ING PIMCO High Yield Portfolio                                 $        36,428               N/A
          ING Pioneer Fund Portfolio (2)                                             N/A               N/A
          ING Pioneer Mid Cap Value Portfolio (2)                                    N/A               N/A
          ING Salomon Brothers All Cap Portfolio                         $       632,667   $       561,048
          ING Salomon Brothers Investors Portfolio                       $       253,234   $       193,516
          ING T. Rowe Price Capital Appreciation Portfolio               $     1,007,240   $       518,447
          ING T. Rowe Price Equity Income Portfolio                      $       553,324   $       319,024
          ING UBS U.S. Allocation Portfolio (1)                          $        76,693   $       152,444
          ING Van Kampen Equity Growth Portfolio                         $       238,825   $        83,787
          ING Van Kampen Global Franchise Portfolio                      $        46,591   $        30,027
          ING Van Kampen Growth and Income Portfolio                     $       949,262   $     1,093,782
          ING Van Kampen Real Estate Portfolio                           $       292,321                --



     (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

     (2) Because ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, commissions paid to certain brokers for research services are not available.

     For the fiscal year ended December 31, 2004, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:



                                                                 COMMISSIONS PAID ON TOTAL
         PORTFOLIO                                          TRANSACTIONS FOR RESEARCH SERVICES
         ---------                                          ----------------------------------
     ING AIM Mid Cap Growth Portfolio                               $        56,305
     ING Alliance Mid Cap Growth Portfolio                          $       217,250
     ING Capital Guardian Managed Global Portfolio                               --
     ING Capital Guardian Small/Mid Cap Portfolio (1)                            --
     ING Capital Guardian U.S. Equities Portfolio (1)                            --
     ING Eagle Asset Capital Appreciation Portfolio (1)                          --
     ING Evergreen Health Sciences Portfolio                        $         1,793

     ING Evergreen Omega Portfolio                                  $         2,294
     ING FMR(SM) Diversified Mid Cap Portfolio                      $         4,450
     ING FMR(SM) Earnings Growth Portfolio (2)                                  N/A
     ING Global Resources Portfolio (1)                             $       266,033
     ING Goldman Sachs Tollkeeper(SM) Portfolio (1)                              --
     ING International Portfolio                                    $        98,939
     ING Janus Contrarian Portfolio (1)                                          --
     ING Jennison Equity Opportunities Portfolio                    $        49,665
     ING JPMorgan Emerging Markets Equity Portfolio (1)                          --
     ING JPMorgan Value Opportunities Portfolio (2)                             N/A
     ING JPMorgan Small Cap Equity Portfolio                                     --
     ING Julius Baer Foreign Portfolio                              $        28,823
     ING Legg Mason Value Portfolio (1)                             $       171,979
     ING Limited Maturity Bond Portfolio                                         --
     ING Liquid Assets Portfolio                                                 --
     ING Marsico Growth Portfolio                                   $        72,372
     ING Marsico International Opportunities Portfolio (2)                      N/A
     ING Mercury Focus Value Portfolio                              $        23,983
     ING Mercury Large Cap Growth Portfolio (1)                     $         2,879
     ING MFS Mid Cap Growth Portfolio                                            --
     ING MFS Total Return Portfolio                                              --
     ING MFS Utilities Portfolio (2)                                            N/A
     ING Oppenheimer Main Street Portfolio(R) (1)                   $         3,818
     ING PIMCO Core Bond Portfolio                                               --
     ING PIMCO High Yield Portfolio                                              --
     ING Pioneer Fund Portfolio (2)                                             N/A
     ING Pioneer Mid Cap Value Portfolio (2)                                    N/A
     ING Salomon Brothers All Cap Portfolio                         $        42,302
     ING Salomon Brothers Investors Portfolio                       $        16,910
     ING Stock Index Portfolio                                                   --
     ING T. Rowe Price Capital Appreciation Portfolio               $        39,470
     ING T. Rowe Price Equity Income Portfolio                      $        17,208
     ING UBS U.S. Allocation Portfolio (1)                          $        18,911
     ING Van Kampen Equity Growth Portfolio                                      --
     ING Van Kampen Global Franchise Portfolio                                   --
     ING Van Kampen Growth and Income Portfolio                                  --
     ING Van Kampen Real Estate Portfolio                                        --



          (3) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

          (4) Because ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, commissions paid to certain brokers for research services are not available.

     For the fiscal year ended December 31, 2003, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:



                                                             COMMISSIONS PAID ON TOTAL
     PORTFOLIO                                               TRANSACTIONS FOR RESEARCH SERVICES
     ---------                                               ----------------------------------
        ING AIM Mid Cap Growth Portfolio                               $       154,632
        ING Alliance Mid Cap Growth Portfolio                          $       156,354
        ING Capital Guardian Managed Global Portfolio                              N/A
        ING Capital Guardian Small/Mid Cap Portfolio                               N/A

        ING Capital Guardian U.S. Equities Portfolio                               N/A
        ING Eagle Asset Capital Appreciation Portfolio                             N/A
        ING FMR(SM) Diversified Mid Cap Portfolio                      $        18,823
        ING Global Resources Portfolio                                 $        97,000
        ING Goldman Sachs Tollkeeper(SM) Portfolio                     $        227.00
        ING International Portfolio                                    $        93,406
        ING Janus Special Equity Portfolio                             $         2,079
        ING Jennison Equity Opportunities Portfolio                    $       436,802
        ING JPMorgan Emerging Markets Equity Portfolio                 $        64,161
        ING JPMorgan Small Cap Equity Portfolio                                    N/A
        ING Julius Baer Foreign Portfolio                              $          1926
        ING Legg Mason Value Portfolio                                 $        15,097
        ING Limited Maturity Bond Portfolio                                        N/A
        ING Liquid Assets Portfolio                                                N/A
        ING Marsico Growth Portfolio                                   $       127,117
        ING Mercury Focus Value Portfolio                              $        13,056
        ING Mercury Fundamental Growth Portfolio                       $         5,956
        ING MFS Mid Cap Growth Portfolio                                           N/A
        ING MFS Total Return Portfolio                                             N/A
        ING Oppenheimer Main Street Portfolio(R)                       $           905
        ING PIMCO Core Bond Portfolio                                              N/A
        ING Salomon Brothers All Cap Portfolio                         $        64,464
        ING Salomon Brothers Investors Portfolio                       $        13,955
        ING T. Rowe Price Capital Appreciation Portfolio               $        68,203
        ING T. Rowe Price Equity Income Portfolio                      $        19,460
        ING UBS U.S. Allocation Portfolio                              $         7,934
        ING Van Kampen Equity Growth Portfolio                         $         1,189
        ING Van Kampen Global Franchise Portfolio                      $         1,354
        ING Van Kampen Growth and Income Portfolio                     $        37,273
        ING Van Kampen Real Estate Portfolio                           $         7,440


     As noted above, the Portfolio Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Portfolio Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Portfolio Manager, and the Portfolio Manager without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Portfolio Managers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

     On occasions when a Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or sub-adviser), the Portfolio Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

     SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of Directed Services, Inc., Manager to ING Investors Trust as of March 31, 2005: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited
(SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp., ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.

     Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.


     The Manager or Portfolio Manager may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolios a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of that Portfolio. These commission recapture payments benefit the Portfolios, and not the Manager or Portfolio Manager.

     For the fiscal year ended December 31, 2004, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):


                                     TOTAL                                                % OF
                                     AMOUNT OF      TOTAL AMOUNT        % OF TOTAL        PORTFOLIO
                                     COMMISSION     OF COMMISSIONS      COMMISSION PAID   DOLLAR AMOUNT
         PORTFOLIO                   PAID           PAID TO AFFILIATE   TO AFFILIATE      OF TRANSACTIONS   AFFILIATE
         ------------------------    -------------  -----------------   ---------------   ---------------   ---------------
         ING Evergreen Health        $    70,870    $    782              1.10%           3.88%             Baring
         Sciences Portfolio

         ING FMR(SM) Diversified     $   811,372    $    209              0.03%           0.01%             Baring
         Mid Cap Portfolio

         ING Global Resources        $ 1,401,830    $ 23,337              2.02%           1.54%             Baring
         Portfolio

         ING JPMorgan                $   719,533    $  2,153              0.30%           0.27%             Baring
         Emerging Markets
         Equity Portfolio

         ING Julius Baer Foreign     $   744,186    $ 11,821              1.59%           0.59%             Baring
         Portfolio

         ING Julius Baer Foreign     $   744,186    $    461            $ 0.06%           0.02%             ING Bank London
         Portfolio

         ING Van Kampen              $    46,646    $     43            $ 0.09%           0.66%             Baring
         Global Franchise
         Portfolio


     For the fiscal year ended December 31, 2003, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):


                                     TOTAL                                                % OF
                                     AMOUNT OF      TOTAL AMOUNT        % OF TOTAL        PORTFOLIO
                                     COMMISSION     OF COMMISSIONS      COMMISSION PAID   DOLLAR AMOUNT
         PORTFOLIO                   PAID           PAID TO AFFILIATE   TO AFFILIATE      OF TRANSACTIONS   AFFILIATE
         ------------------------    -------------  -----------------   ---------------   ---------------   ---------------
         ING AIM Capital Mid         $  1,277,679       N/A              N/A               N/A              N/A
         Cap Growth Portfolio

         ING Alliance Mid Cap        $  1,996,896       N/A              N/A               N/A              N/A
         Growth Portfolio

         ING Capital Guardian        $    440,278       N/A              N/A               N/A              N/A
         U.S. Equities Portfolio

         ING Capital Guardian        $    262,574       N/A              N/A               N/A              N/A
         Managed Global
         Portfolio

         ING Capital Guardian        $    909,187       N/A              N/A               N/A              N/A
         Small/Mid Cap Portfolio

         ING JPMorgan                $    434,661       N/A              N/A               N/A              N/A
         Emerging Markets
         Equity Portfolio

         ING Eagle Asset Capital     $    276,406       N/A              N/A               N/A              N/A
         Appreciation Portfolio

         ING FMR(SM) Diversified     $    279,297   $ 7,036             2.52%             4.09%             Fidelity Capital
         Mid Cap Portfolio                                                                                  Markets

         ING Goldman Sachs           $     99,735       N/A              N/A               N/A              N/A
         Tollkeeper(SM) Portfolio

         ING Global Resources        $    541,231       N/A              N/A               N/A              N/A
         Portfolio

         ING International           $ 822,843.47       N/A              N/A               N/A              N/A
         Portfolio

         ING Janus Contrarian        $     74,219       N/A              N/A               N/A              N/A
         Portfolio

         ING Jennison Equity         $  1,438,658       N/A              N/A               N/A              N/A
         Opportunities Portfolio

                                     TOTAL                                                % OF
                                     AMOUNT OF      TOTAL AMOUNT        % OF TOTAL        PORTFOLIO
                                     COMMISSION     OF COMMISSIONS      COMMISSION PAID   DOLLAR AMOUNT
         PORTFOLIO                   PAID           PAID TO AFFILIATE   TO AFFILIATE      OF TRANSACTIONS   AFFILIATE
         ------------------------    -------------  -----------------   ---------------   ---------------   ---------------
         ING JPMorgan Small          $    62,916         N/A              N/A               N/A             N/A
         Cap Equity Portfolio

         ING Julius Baer Foreign     $   124,629         N/A              N/A               N/A             N/A
         Portfolio

         ING Legg Mason Value        $   222,015         N/A              N/A               N/A             N/A
         Portfolio

         ING Marsico Growth          $ 1,666,706         N/A              N/A               N/A             N/A
         Portfolio

         ING Mercury Focus           $    87,034    $ 10,923            12.55%            12.16%            Merrill Lynch
         Value Portfolio

         ING Mercury Large Cap       $    31,964    $  5,903            18.47%            20.68%            Merrill Lynch
         Growth Portfolio

         ING MFS Mid Cap             $ 2,154,230         N/A              N/A               N/A             N/A
         Growth Portfolio

         ING Oppenheimer Main        $ 2,437,676         N/A              N/A               N/A             N/A
         Street Portfolio

         ING MFS Total Return        $ 1,203,218         N/A              N/A               N/A             N/A
         Portfolio

         ING PIMCO Core Bond         $    80,527         N/A              N/A               N/A             N/A
         Portfolio

         ING Salomon Brothers        $   561,048    $  7,050             1.26%             0.54%            Citigroup Global
         All Cap Portfolio                          $  2,800             0.50%             0.66%            Markets
                                                                                                            Salomon Smith
                                                                                                            Barney

         ING Salomon Brothers        $   193,516    $    385             0.20%             0.18%            Citigroup
         Investors Portfolio                        $  1,410             0.73%             0.81%            Salomon Smith
                                                    $    285             0.15%             0.59%            Barney
                                                                                                            Smith Barney

         ING T. Rowe Price           $   518,447         N/A              N/A               N/A             N/A
         Capital Appreciation
         Portfolio

         ING T. Rowe Price           $   319,024         N/A              N/A               N/A             N/A
         Equity Income Portfolio

         UBS U.S. Allocation         $   152,444    $  1,446             0.95%             1.26%            Fidelity Capital
         Portfolio                   $   152,444    $    195             0.13%             0.10%            Markets
                                                                                                            UBS Securities
                                                                                                            LLC

         ING Van Kampen              $    30,027         N/A              N/A               N/A             N/A
         Global Franchise
         Portfolio

         ING Van Kampen              $    83,787    $     39             0.05%             0.03%            Morgan Stanley
         Equity Growth Portfolio

                                     TOTAL                                                % OF
                                     AMOUNT OF      TOTAL AMOUNT        % OF TOTAL        PORTFOLIO
                                     COMMISSION     OF COMMISSIONS      COMMISSION PAID   DOLLAR AMOUNT
         PORTFOLIO                   PAID           PAID TO AFFILIATE   TO AFFILIATE      OF TRANSACTIONS   AFFILIATE
         ------------------------    -------------  -----------------   ---------------   ---------------   ---------------
         ING Van Kampen              $ 1,093,782    $ 18,176            1.66%             6.14%             Morgan Stanley
         Growth and Income
         Portfolio


     For the fiscal year ended December 31, 2002, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):


                                                                                              % OF
                                     TOTAL             TOTAL AMOUNT        % OF TOTAL         PORTFOLIO
                                     AMOUNT OF         OF COMMISSION       COMMISSION         DOLLAR AMOUNT OF
     PORTFOLIO                       COMMISSION PAID   PAID TO AFFILIATE   PAID TO AFFILIATE  TRANSACTIONS           AFFILIATE
     -----------------------         ---------------   -----------------   -----------------  ----------------   -----------------
     ING FMR(SM) Diversified         $   161,667       $  2,688             1.66%              2.00%             FCM
     Mid Cap Portfolio
     ING Mercury Focus Value         $    33,189       $  5,348            16.11%             13.70%             Merrill Lynch
     Portfolio
     ING Mercury Large Cap           $    11,113       $  2,009            18.08%             21.50%             Merrill Lynch
     Growth Portfolio
     ING Salomon Brothers            $ 4,941,440       $ 13,815             0.28%              1.69%             Salomon Smith
     All Cap Portfolio                                                                                           Barney
     ING Salomon Brothers            $   276,056       $ 16,194             5.87%              3.17%             Salomon Smith
     Investors Portfolio                                                                                         Barney
     ING UBS U.S. Allocation         $    80,570       $  1,248             1.55%              2.23%             Fidelity Capital
     Portfolio*                                                                                                  Markets ("FCM")


     * Fidelity Capital Markets is an affiliate of the Portfolio's former Portfolio Manager, Fidelity Management & Research Company. Effective May 1, 2003, UBS Asset Management (Americas) Inc. is the Portfolio's Portfolio Manager.


     Citigroup Global Markets Inc. (formerly, Salomon Smith Barney) is an affiliate of Salomon Brothers Asset Management Inc, the Portfolio Manager to the Salomon Brothers Investors and Salomon Brothers All Cap. Fidelity Capital Markets is an affiliate of Fidelity Management & Research Company, the former Portfolio Manager for UBS U.S. Allocation and the Portfolio Manager for FMR(SM) Diversified Mid Cap. Merrill Lynch is affiliated with Mercury Advisors, the Portfolio Manager for Mercury Focus Value and Mercury Large Cap Growth. Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Manager and Portfolio Manager of Global Resources. Goldman Sachs is an affiliate of Goldman Sachs Asset Management, L.P., the Portfolio Manager to Goldman Sachs Tollkeeper(SM). Furman Securities Corp. is an affiliate of the Manager, as each is owned by ING Groep. Fred Alger and Company is an affiliate of Fred Alger Management, Inc., a former Portfolio Manager to the Capital Guardian Small/Mid Cap.


     The Manager, DSI, is an affiliate of ING Investors Trust.


     During the fiscal year ended December 31, 2004, the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of December 31, 2004:



                               FUND NAME                                SECURITY DESCRIPTION         MARKET VALUE
     ---------------------------------------------------------     ------------------------------   ---------------
     ING AIM MIDCAP GROWTH PORTFOLIO                               Legg Mason                       $     2,930,000

     ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO                 ABN AMRO Holding NV              $     1,678,000
                                                                   Credit Suisse Group              $       850,000

                               FUND NAME                                SECURITY DESCRIPTION         MARKET VALUE
     ---------------------------------------------------------     ------------------------------   ---------------
                                                                   Deutsche Boerse AG               $       813,000
                                                                   HSBC Holdings Plc.               $     2,026,000
                                                                   JPMorgan Chase & Co.             $     3,149,000
                                                                   Macquarie Airports               $       391,000
                                                                   Societe Generale                 $       800,000
                                                                   Thomson Corp.                    $     2,053,000
                                                                   UBS AG                           $           922
                                                                   Wells Fargo & Co.                $         3,990

     ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (1)              Goldman Sachs                    $     1,207,000
                                                                   J.P. Morgan                      $    13,874,000
                                                                   Wells Fargo                      $    15,076,000

     ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO (1)            Bank of America                  $         7,594
                                                                   Wachovia                         $         8,390
     ING FMR DIVERSIFIED MIDCAP PORTFOLIO                          Deutsche Bank                    $            71

     ING INTERNATIONAL PORTFOLIO                                   Deutsche Bank                    $         5,284
                                                                   Societe Generale                 $         4,232
                                                                   UBS                              $         4,457

     ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO                   Charles Schwab                   $         2,966
                                                                   J.P. Morgan                      $         3,697
                                                                   Merrill Lynch                    $         4,088

     ING JPMORGAN SMALL CAP EQUITY PORTFOLIO                       National Financial Partners      $           248
                                                                   Simmons First National           $            93

     ING JULIUS BAER FOREIGN PORTFOLIO                             Credit Suisse Group              $         1,939
                                                                   Deutsche Bank                    $         4,225
                                                                   Macquarie                        $         1,277
                                                                   Morgan Stanley                   $           970
                                                                   Nomura Holings, Inc.             $         1,928
                                                                   RBC Information Systems          $            67
                                                                   SBS Broadcasting SA              $           217
                                                                   UBS AG                           $           778

     ING LEGG MASON VALUE PORTFOLIO (1)                            Citigroup                        $         9,722
                                                                   J.P. Morgan                      $        13,530

     ING LIMITED MATURITY BOND PORTFOLIO                           Bank of America                  $         5,179
                                                                   Bear Stearns                     $         1,364
                                                                   Citigroup                        $         5,215
                                                                   Credit Suisse First Boston       $         4,195
                                                                   Goldman Sachs                    $         6,178
                                                                   HSBC                             $         1,174

                               FUND NAME                                SECURITY DESCRIPTION         MARKET VALUE
     ---------------------------------------------------------     ------------------------------   ---------------
                                                                   J.P. Morgan                      $         4,161
                                                                   Morgan Stanley                   $         4,196
                                                                   Prudential                       $           844
                                                                   Societe Generale                 $           379
                                                                   Wachovia                         $         3,086

     ING LIQUID ASSETS PORTFOLIO                                   ABN Amro                         $        15,200
                                                                   Bank of New York                 $         6,250
                                                                   Bear Stearns                     $        33,057
                                                                   Citigroup                        $         6,501
                                                                   Credit Suisse First Boston       $        30,099
                                                                   First Union                      $        32,797
                                                                   Goldman Sachs                    $        22,600
                                                                   HSBC                             $         4,000
                                                                   J.P. Morgan                      $         6,104
                                                                   Merrill Lynch                    $        27,160
                                                                   Morgan Stanley                   $        11,209
                                                                   Wells Fargo                      $        28,757

     ING MARSICO GROWTH PORTFOLIO                                  Citigroup                        $        41,491
                                                                   Goldman Sachs                    $        15,995
                                                                   Merrill Lynch                    $        15,536

     ING MERCURY LARGE CAP GROWTH PORTFOLIO (1)                    E*Trade                          $           221
                                                                   Prudential                       $           242

     ING MERCURY FOCUS VALUE PORTFOLIO                             Citigroup                        $         4,678
                                                                   Goldman Sachs                    $         1,248
                                                                   J.P. Morgan                      $         3,132
                                                                   Morgan Stanley                   $         3,226

     ING MFS MID CAP GROWTH PORTFOLIO                              E*Trade                          $         2,275
                                                                   Legg Mason                       $        16,603

     ING MFS TOTAL RETURN PORTFOLIO                                Bank of America Corp.            $        31,021
                                                                   Bear Stearns                     $           527
                                                                   Citibank Credit Card             $         2,456
                                                                   Citigroup, Inc.                  $        23,167
                                                                   CSFB Mortgage                    $         1,101
                                                                   Deutsche Mortgage                $         1,500
                                                                   First Union Commercial           $         1,779
                                                                   Goldman Sachs Group, Inc.        $         9,707
                                                                   JP Morgan Chase & Co.            $        23,423
                                                                   Lehman Brothers Holdings, Inc.   $         3,315
                                                                   Merrill Lynch & Co., Inc.        $        16,163
                                                                   Morgan Stanley                   $         8,446

                               FUND NAME                                SECURITY DESCRIPTION         MARKET VALUE
     ---------------------------------------------------------     ------------------------------   ---------------
                                                                   Prudential Funding LLC           $           985
                                                                   SunTrust Banks, Inc.             $        11,354
                                                                   U.S. Bancorp.                    $         3,604

     ING OPPENHEIMER MAIN STREET PORTFOLIO (1)                     Bank of America Corp.            $        13,984
                                                                   BB&T Corp.                       $           610
                                                                   Bear Stearns Cos., Inc.          $         1,391
                                                                   Charles Schwab Corp.             $         1,029
                                                                   CIT Group, Inc.                  $           614
                                                                   Citigroup, Inc.                  $        18,289
                                                                   E*TRADE Financial Corp.          $           428
                                                                   Fidelity National Financial,
                                                                   Inc.                             $           708
                                                                   Goldman Sachs Group, Inc.        $           583
                                                                   J.P. Morgan Chase & Co.          $        12,429
                                                                   Legg Mason, Inc.                 $           117
                                                                   Lehman Brothers Holdings, Inc.   $           796
                                                                   Merrill Lynch & Co., Inc.        $         3,508
                                                                   Morgan Stanley                   $         5,147
                                                                   SunTrust Banks, Inc.             $         1,241
                                                                   U.S. Bancorp.                    $         5,707
                                                                   Wachovia Corp.                   $         5,034
                                                                   Wells Fargo & Co.                $         6,383

     ING PIMCO CORE BOND PORTFOLIO                                 CIT Group, Inc.                  $         1,660
                                                                   Citigroup, Inc.                  $           960
                                                                   CSFB Mortgage                    $         2,380
                                                                   Deutsche Bundesrepublik          $        41,988
                                                                   Goldman Sachs Group, Inc.        $           100
                                                                   Merrill Lynch Mortgage
                                                                   Investors, Inc.                  $           796
                                                                   Morgan Stanley                   $           619
                                                                   Nomura Asset Acceptance Corp.    $           194

     ING SALOMON BROTHERS ALL CAP PORTFOLIO                        J.P. Morgan                      $         7,414
                                                                   Merrill Lynch                    $         5,648
                                                                   Morgan Stanley                   $         2,737

     ING SALOMON BROTHERS INVESTORS PORTFOLIO                      Bank of America Corp.            $         7,532
                                                                   Goldman Sachs Group, Inc.        $         2,487
                                                                   J.P. Morgan Chase & Co.          $         2,813
                                                                   Merrill Lynch & Co., Inc.        $         4,178
                                                                   Morgan Stanley                   $         2,265
                                                                   U.S. Bancorp.                    $         2,875
                                                                   Wachovia Corp.                   $         3,093
                                                                   Wells Fargo & Co.                $         2,909

                               FUND NAME                                SECURITY DESCRIPTION         MARKET VALUE
     ---------------------------------------------------------     ------------------------------   ---------------
     ING STOCK INDEX PORTFOLIO                                     Bank of America                  $         6,151
                                                                   Bank of New York                 $           845
                                                                   Bear Stearns                     $           343
                                                                   Charles Schwab                   $           522
                                                                   Citigroup                        $         8,105
                                                                   E*Trade                          $           177
                                                                   Goldman Sachs                    $         1,633
                                                                   J.P. Morgan                      $         4,505
                                                                   Lehman Brothers                  $           763
                                                                   Merrill Lynch                    $         1,805
                                                                   Morgan Stanley                   $         1,970
                                                                   Prudential                       $           915
                                                                   Suntrust                         $           889
                                                                   U.S. Bancorp                     $         1,896
                                                                   Wachovia                         $         2,733
                                                                   Wells Fargo                      $         3,407

     ING T.ROWE PRICE CAPITAL APPRECIATION PORTFOLIO               Charles Schwab                   $        27,388
                                                                   Lehman Brothers                  $        15,484
                                                                   Prudential                       $        17,367

     ING T.ROWE PRICE EQUITY INCOME PORTFOLIO                      Bank of America Corp.            $        14,014
                                                                   Charles Schwab Corp.             $        10,305
                                                                   Citigroup, Inc.                  $         5,925
                                                                   J.P. Morgan Chase & Co.          $        19,690
                                                                   Morgan Stanley                   $        10,910
                                                                   SunTrust Banks, Inc.             $         9,398
                                                                   Wells Fargo & Co.                $         4,612

     ING UBS U.S. ALLOCATION PORTFOLIO (1)                         Bank of America Corp.            $           110
                                                                   Citigroup, Inc.                  $         2,949
                                                                   Citigroup, Inc.                  $            77
                                                                   Credit Suisse First Boston       $           249
                                                                   Deutsche Telekom Int'l Finance   $            33
                                                                   GS Mortgage Securities Corp.     $           198
                                                                   J.P. Morgan Chase & Co.          $         1,568
                                                                   J.P. Morgan Chase & Co.          $           464
                                                                   LB Commercial Conduit Mortgage
                                                                   Trust                            $           156
                                                                   Morgan Stanley                   $         2,121
                                                                   Morgan Stanley                   $           721
                                                                   Wachovia Bank                    $            53
                                                                   Wells Fargo & Co.                $         2,306
                                                                   Wells Fargo & Co.                $            56

     ING VAN KAMPEN EQUITY GROWTH PORTFOLIO                        Citigroup                        $           455

                               FUND NAME                                SECURITY DESCRIPTION         MARKET VALUE
     ---------------------------------------------------------     ------------------------------   ---------------
     ING VAN KAMPEN GROWTH & INCOME PORTFOLIO                      Bank of America Corp.            $        12,882
                                                                   Charles Schwab Corp.             $         4,189
                                                                   Citigroup, Inc.                  $        20,605
                                                                   Goldman Sachs Group, Inc.        $         3,007
                                                                   J.P. Morgan Chase & Co.          $        25,944
                                                                   Lehman Brothers Holdings, Inc.   $        18,527
                                                                   Merrill Lynch & Co., Inc.        $        17,906
                                                                   Prudential Financial, Inc.       $         8,792



     (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios.

     For Limited Maturity Bond, the increase was due to the Portfolio's strategy. The strategy utilizes dollar roll transactions, which allow the Portfolio to increase income without employing leverage while capitalizing on a temporary shortage of mortgage securities, thereby creating an opportunity for owners of mortgage-backed securities to enhance returns without changing their risk/return profile. Also, fixed-income investing rewards discipline and risk control is essential. Duration risk, that is, sensitivity to changes in interest rates, is a significant risk faced by all fixed income managers and investors. A successful strategy utilized by the investment management team is to capture incremental return when pricing anomalies exist between bond sectors or between primary and secondary issues. When attractive investments change the overall duration of the Portfolio away from the desired level, the resulting unintended duration risk is offset, or hedged, by matching purchases of U.S. Treasuries with complementary duration. Lastly, security selection is a hallmark of the ING investment process as we seek to make many small decisions in the pursuit of incremental return. Higher turnover is a natural function of these return enhancing, risk control and security selection measures.

     For Mercury Large Cap Growth, the portfolio turnover increase was due to the fact that the management of this Portfolio was transferred to the investment team lead by Mr. Bob Doll in August of 2004. Coincident with the change in management, the portfolio was transitioned to reflect the current strategy employed by the new team.


NET ASSET VALUE

     As noted in the Prospectus, the net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and therefore assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See the "Net Asset Value" section of the Prospectus. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.


     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for such foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV and there can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

     Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.


     The price of silver and gold buillon is determined by measuring the mean between the closing bid and asked qoutations of silver and gold buillon set at the tme of the close of the NYSE on each date that the NYSE is open for business.


     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

     Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2 [((a-b)/cd  + 1)(TO THE POWER OF ^6) - 1]

where,

         a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)(TO THE POWER OF ^n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     Because FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Fund, and Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, performance returns are not available.

     The following are the Portfolios' average annual total returns for the periods indicated for each year ended December 31:

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
ING AIM MID CAP GROWTH PORTFOLIO
Service 2                                                7.42%      N/A         N/A       19.61%          9/9/02
Class S (revised for Service 2 Shares) (1)               7.39%    (6.23)%       N/A        5.75%         10/2/95
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                  7.56%    (6.07)%       N/A        5.90%         10/2/95

------------------------------------------------------------------------------------------------------------------------
ING ALLIANCE MID CAP GROWTH PORTFOLIO
Service 2                                               19.35%      N/A         N/A       38.45%          9/9/02
Class S (revised for Service 2 Shares) (1)              19.36%    (0.18)%       N/A        5.05%         8/14/98
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 19.53%    (0.03)%       N/A        5.19%         8/14/98

------------------------------------------------------------------------------------------------------------------------
ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
Service 2                                               10.64%      N/A         N/A       20.97%          9/9/02
Class S (revised for Service 2 Shares) (1)              10.79%    (2.05)%      9.85%        N/A            N/A
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 10.95%    (1.89)%      9.99%        N/A            N/A

------------------------------------------------------------------------------------------------------------------------
ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO (2)
Service 2                                                7.32%      N/A         N/A       18.51%          9/9/02
Class S (revised for Service 2 Shares) (1)               7.32%    (2.10)%       N/A        8.96%          1/3/96
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                  7.48%    (1.95)%       N/A        9.09%          1/3/96

------------------------------------------------------------------------------------------------------------------------
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (2)
Service 2                                                9.10%      N/A         N/A       20.89%          9/9/02
Class S (revised for Service 2 Shares) (1)               9.10%      N/A         N/A        3.14%          2/1/00
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                  9.27%      N/A         N/A        3.28%          2/1/00

------------------------------------------------------------------------------------------------------------------------
ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO (2)
Service 2                                               14.72%      N/A         N/A       15.54%          9/9/02
Class S (revised for Service 2 Shares) (1)              14.72%     4.26%        N/A        9.06%          1/3/95
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 14.88%     4.40%        N/A        9.20%          1/3/95
------------------------------------------------------------------------------------------------------------------------
ING EVERGREEN HEALTH SCIENCES PORTFOLIO
Service 2                                                 N/A       N/A         N/A       (0.10)%         5/3/04
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                   N/A       N/A         N/A        0.00%          5/3/04
------------------------------------------------------------------------------------------------------------------------
ING EVERGREEN OMEGA PORTFOLIO
Service 2                                                 N/A       N/A         N/A        5.77%          5/3/04
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                   N/A       N/A         N/A        5.86%          5/3/04

------------------------------------------------------------------------------------------------------------------------
ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
Service 2                                               23.83%      N/A         N/A       21.92%          9/9/02
Class S (revised for Service 2 Shares) (1)              23.91%      N/A         N/A        4.98%         10/2/00
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 24.10%      N/A         N/A        5.12%         10/2/00
------------------------------------------------------------------------------------------------------------------------

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
ING GLOBAL RESOURCES PORTFOLIO (2)
Service 2                                                6.23%      N/A         N/A       22.60%          9/9/02
Class S (revised for Service 2 Shares) (1)               6.29%     6.31%       6.26%        N/A            N/A
Class I                                                  6.67%      N/A         N/A       33.25%          7/2/03
Class S                                                  6.42%     6.45%       6.39%        N/A            N/A

------------------------------------------------------------------------------------------------------------------------
ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO (2)
Service 2                                               11.34%      N/A         N/A       24.20%          9/9/02
Class S (revised for Service 2 Shares) (1)              11.29%      N/A         N/A       (7.77)%         5/1/01
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 11.48%      N/A         N/A       (7.60)%         5/1/01

------------------------------------------------------------------------------------------------------------------------
ING INTERNATIONAL PORTFOLIO
Service 2                                               16.47%      N/A         N/A       18.19%          9/9/02
Class S (revised for Service 2 Shares) (1)              16.53%      N/A         N/A        7.98%         12/17/01
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 16.71%      N/A         N/A        8.14%         12/17/01
------------------------------------------------------------------------------------------------------------------------
ING JANUS CONTRARIAN PORTFOLIO (2)
Service 2                                               16.93%      N/A         N/A       26.12%          9/9/02
Class S (revised for Service 2 Shares) (1)              16.97%      N/A         N/A        2.24%         10/2/00
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 17.13%      N/A         N/A        2.38%         10/2/00
------------------------------------------------------------------------------------------------------------------------
ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
Service 2                                               12.44%      N/A         N/A       17.55%          9/9/02
Class S (revised for Service 2 Shares) (1)              12.39%    (5.24)%      7.97%        N/A            N/A
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 12.58%    (5.08)%      8.12%        N/A            N/A
------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (2)
Service 2
Class S (revised for Service 2 Shares) (1)              17.68%      N/A         N/A       25.28%          9/9/02
Class I                                                 17.57%    (0.81)%       N/A       (1.98)%        2/18/98
Class S                                                   N/A       N/A         N/A         N/A            N/A
                                                        17.76%    (0.66)%       N/A        2.09%         2/18/98
------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
Service 2                                               25.79%      N/A         N/A       23.20%          9/9/02
Class I                                                   N/A       N/A         N/A       20.21%          5/6/04
Class S                                                 25.91%      N/A         N/A       11.53%          5/1/02

------------------------------------------------------------------------------------------------------------------------
ING JULIUS BAER FOREIGN PORTFOLIO
Service 2                                               17.86%      N/A         N/A       19.05%          9/9/02
Class I                                                   N/A       N/A         N/A        3.47%         12/6/04
Class S                                                 18.03%      N/A         N/A        9.82%          5/1/02
------------------------------------------------------------------------------------------------------------------------
ING LEGG MASON VALUE PORTFOLIO (2)
Service 2                                               13.66%      N/A         N/A       14.48%          9/9/02
Class S (revised for Service 2 Shares) (1)              13.70%      N/A         N/A        0.21%         10/2/00
Class I                                                   N/A       N/A         N/A       13.52%          5/6/04
Class S                                                 13.87%      N/A         N/A        0.36%         10/2/00
------------------------------------------------------------------------------------------------------------------------

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
ING LIMITED MATURITY BOND PORTFOLIO
Service 2                                                 N/A       N/A         N/A         N/A            N/A
Class S (revised for Service 2 Shares) (1)               1.23%     5.41%       5.67%        N/A            N/A
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                  1.38%     5.56%       5.82%        N/A            N/A
------------------------------------------------------------------------------------------------------------------------
ING LIQUID ASSETS PORTFOLIO
Service 2                                                0.77%      N/A         N/A        0.74%          9/9/02
Class S (revised for Service 2 Shares) (1)               0.75%     2.42%       3.68%        N/A            N/A
Class I                                                   N/A       N/A         N/A        0.86%          5/7/04
Class S                                                  0.92%     2.58%       3.83%        N/A            N/A
------------------------------------------------------------------------------------------------------------------------
ING MARSICO GROWTH PORTFOLIO
Service 2                                               12.34%      N/A         N/A       18.30%          9/9/02
Class S (revised for Service 2 Shares) (1)              12.32%    (10.71)%      N/A        2.32%         8/14/98
Class I                                                 12.86%      N/A         N/A       23.28%          5/2/03
Class S                                                 12.48%    (10.55)%      N/A        2.47%         8/14/98
------------------------------------------------------------------------------------------------------------------------
ING MERCURY FOCUS VALUE PORTFOLIO
Service 2                                               11.41%      N/A         N/A       19.21%          9/9/02
Class I                                                   N/A       N/A         N/A       13.30%         5/18/04
Class S                                                 11.52%      N/A         N/A        8.27%          5/1/02
------------------------------------------------------------------------------------------------------------------------
ING MERCURY LARGE CAP GROWTH PORTFOLIO (2)
Service 2                                               10.93%      N/A         N/A       13.63%          9/9/02
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 11.10%      N/A         N/A        4.87%          5/1/02
------------------------------------------------------------------------------------------------------------------------
ING MFS MID CAP GROWTH PORTFOLIO
Service 2                                               14.87%      N/A         N/A       21.70%          9/9/02
Class S (revised for Service 2 Shares) (1)              14.90%    (7.63)%       N/A        5.35%         8/14/98
Class I                                                 15.30%      N/A         N/A       27.43%          5/2/03
Class S                                                 15.05%    (7.50)%       N/A        5.50%         8/14/98
------------------------------------------------------------------------------------------------------------------------
ING MFS TOTAL RETURN PORTFOLIO
Service 2                                               11.02%      N/A         N/A       12.31%          9/9/02
Class S (revised for Service 2 Shares) (1)              10.94%     7.42%        N/A        7.40%         8/14/98
Class I                                                 11.45%      N/A         N/A       15.42%          5/2/03
Class S                                                 11.12%     7.58%        N/A        7.56%         8/14/98
------------------------------------------------------------------------------------------------------------------------
ING OPPENHEIMER MAIN STREET PORTFOLIO(R) (2)
Service 2                                               12.70%      N/A         N/A       14.99%          9/9/02
Class S (revised for Service 2 Shares) (1)              12.70%    (4.70)%       N/A        1.73%         8/14/98
Class I                                                 13.15%      N/A         N/A       19.98%          5/2/03
Class S                                                 12.88%    (4.55)%       N/A        1.89%         8/14/98
------------------------------------------------------------------------------------------------------------------------
ING PIMCO CORE BOND PORTFOLIO
Service 2                                                4.73%      N/A         N/A        5.32%          9/9/02
Class S (revised for Service 2 Shares) (1)               4.60%     4.16%        N/A        2.99%         8/14/98
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                  4.78%     4.31%        N/A        3.14%         8/14/98

------------------------------------------------------------------------------------------------------------------------

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
ING PIMCO HIGH YIELD PORTFOLIO
Service 2                                                 N/A       N/A         N/A         N/A            N/A
Class I                                                   N/A       N/A         N/A         N/A           5/2/05
Class S                                                   N/A       N/A         N/A        9.24%          5/3/04

------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS ALL CAP PORTFOLIO
Service 2                                                7.62%      N/A         N/A       17.23%          9/9/02
Class S (revised for Service 2 Shares) (1)               7.69%      N/A         N/A        5.89%          2/1/00
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                  7.85%      N/A         N/A        6.04%          2/1/00
------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS INVESTORS PORTFOLIO
Service 2                                                9.73%      N/A         N/A       16.57%          9/9/02
Class S (revised for Service 2 Shares) (1)               9.76%      N/A         N/A        3.87%          2/1/00
Class I                                                 10.26%      N/A         N/A       22.28%         6/24/03
Class S                                                  9.92%      N/A         N/A        4.01%          2/1/00
------------------------------------------------------------------------------------------------------------------------
ING STOCK INDEX PORTFOLIO
Class I                                                   N/A       N/A         N/A       10.52%          5/3/04

------------------------------------------------------------------------------------------------------------------------
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
Service 2                                               16.48%      N/A         N/A       18.15%          9/9/02
Class S (revised for Service 2 Shares) (1)              16.44%     14.30%     13.51%        N/A            N/A
Class I                                                 16.93%      N/A         N/A       24.23%          5/2/03
Class S                                                 16.61%     14.17%     13.68%        N/A            N/A

------------------------------------------------------------------------------------------------------------------------
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
Service 2                                               14.61%      N/A         N/A       16.71%          9/9/02
Class S (revised for Service 2 Shares) (1)              14.73%     7.26%       8.69%        N/A            N/A
Class I                                                 15.11%      N/A         N/A       23.12%          5/2/03
Class S                                                 14.89%     7.39%       8.83%        N/A            N/A

------------------------------------------------------------------------------------------------------------------------
ING UBS U.S. ALLOCATION PORTFOLIO (2)
Service 2                                               10.81%      N/A         N/A       15.46%          6/3/03
Class S (revised for Service 2 Shares) (1)              10.76%      N/A         N/A       (0.58)%        10/2/00
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 10.93%      N/A         N/A       (0.44)%        10/2/00

------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
Service 2                                                7.03%      N/A         N/A        1.78%          9/9/02
Class I                                                   N/A       N/A         N/A        7.57%          5/6/04
Class S                                                  7.34%      N/A         N/A        1.77%          5/1/02

------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
Service 2                                               12.51%      N/A         N/A       14.03%          9/9/02
Class S (revised for Service 2 Shares) (1)                N/A       N/A         N/A         N/A            N/A
Class I                                                 12.67%      N/A         N/A        9.37%          5/1/02
Class S
------------------------------------------------------------------------------------------------------------------------

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
Service 2                                               13.92%      N/A         N/A       17.20%          9/9/02
Class S (revised for Service 2 Shares) (1)              13.92%     1.25%      11.10%        N/A            N/A
Class I                                                   N/A       N/A         N/A         N/A            N/A
Class S                                                 14.12%     1.40%      11.27%        N/A            N/A
------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN REAL ESTATE PORTFOLIO
Service 2                                               37.62%      N/A         N/A       29.74%          9/9/02
Class S (revised for Service 2 Shares) (1)              37.57%     21.71%     15.64%        N/A            N/A
Class I                                                 38.13%      N/A         N/A       41.83%         5/19/03
Class S                                                 37.77%     21.89%     15.80%        N/A            N/A
------------------------------------------------------------------------------------------------------------------------


----------

     (1) The performance for Class S shares is adjusted to reflect the Service 2 Class shares' 0.15% distribution fee (net of a 0.10% waiver by Directed Services, Inc., the Distributor).

     (2) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.


     Service 2 shares of Limited Maturity Bond and PIMCO High Yield had not commenced operations as of December 31, 2004 and therefore do not have a full calendar year of performance as of December 31, 2004. The returns as of December 31, 2003 and 2004 are for Service 2 shares while the returns shown for prior years reflect the returns of Class S shares, revised to reflect the higher expenses of Service 2 shares.


     Class I shares of JPMorgan Small Cap Equity, Legg Mason Value, Liquid Assets, Mercury Focus Value, Stock Index, and Van Kampen Equity Growth commenced operations during the fiscal year 2004 and therefore do not have a full calendar year of performance as of December 31, 2004. Class I shares of Global Resources, Marsico Growth, MFS Mid Cap Growth, MFS Total Return, Oppenheimer Main Street,
T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and Van Kampen Real Estate commenced operations during 2003 and therefore performance is available. Class I shares of the other Portfolios had not commenced operations as of December 31, 2004 and therefore do not have a full calendar year of performance as of December 31, 2004. Class I returns are based upon the returns for the Class S shares and differ only to the extent that Class S and Class I shares have different expenses.

     Each Portfolio may be categorized as to its market capitalization make-up ("large cap," "mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

     Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average ("DJIA"), the Goldman Sachs Internet Index, the Lehman Brothers Government Bond Index, the Lehman Brothers U.S. Government/Credit Bond Index, the Lehman Brothers Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, the Lehman Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the and the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE Index, the MSCI All Country World Free Index, the MSCI Emerging Markets Free Index, the MSCI World Index, the Russell Midcap Index, the Russell Midcap Growth Index, the Russell 1000 Index, the Russell 1000 Growth, the Russell 1000 Value, the Russell 2000 Index, the

Russell 3000 Index, the Wilshire Real Estate Securities Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXES

     Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Portfolios' Manager and its affiliates. Shares will generally not be offered to other investors.

     Each Portfolio that has commenced operations has qualified (any Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

     Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.


     For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

     Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

     With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

     The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

     Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.


     If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

     Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

     Foreign Investments -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

     Real Estate Investment Trusts -- The Portfolios may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

OTHER INFORMATION


CAPITALIZATION


     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 51 investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Portfolios discussed in this SAI are diversified with the exception of Evergreen Health Sciences, Global Resources, Janus Contrarian, Legg Mason Value, MFS Utilities, Salomon Brothers All Cap, Van Kampen Global Franchise and Van Kampen Real Estate.


     On May 1, 2003, the Trust's name because the ING Investors Trust. Prior to that date on January 31, 1992, the name of the Trust was changed to The GCG Trust from The Specialty Managers Trust.

VOTING RIGHTS

     Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

PURCHASE OF SHARES

     Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

     Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

EXCHANGES

     Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in Liquid Assets or any successor to such Portfolio.

CUSTODIAN

     The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for all Portfolios.

TRANSFER AGENT

     DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121, serves as the transfer agent and dividend-paying agent to the Portfolios.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, located at 99 High Street Boston, MA 02110 has been appointed as the Trust's independent registered public accounting firm. KPMG audits the financial statements of the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

     Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

     This SAI and the accompanying Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

     The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


     Financial statements for the Portfolios for the fiscal year ended December 31, 2004 are included in the Portfolios' Annual Report and are incorporated by reference in this SAI and may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, (800)-992-0180.

 APPENDIX A: DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

        DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND
                                  INSTRUMENTS:

     Moody's ratings for municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

           DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

     PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

                DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

                                INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND
                         SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT
                                COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

         A.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

               If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

               4.   Referrals to a Fund's Valuation and Proxy Voting Committee

               A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

               The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.     REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

               In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

               For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

               The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice
                               President of ING Investments, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager -
                               Special Projects, ING Funds Services, LLC

Maria Anderson                 Vice President of Fund Compliance, ING Funds
                               Services, LLC

Michael J. Roland              Executive Vice President and Chief Financial
                               Officer of ING Investments, LLC; Vice President,
                               ING Life Insurance and Annuity Company; and
                               Assistant Secretary, Directed Services, Inc.

Todd Modic                     Vice President of Financial Reporting - Fund
                               Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.       THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     (2)    Only if the director's legal expenses would be covered.

2.       PROXY CONTESTS
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.       AUDITORS
RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.       PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.       TENDER OFFER DEFENSES

POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.       MISCELLANEOUS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -   If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.       CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.       EXECUTIVE AND DIRECTOR COMPENSATION
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES
     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.       STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.      MERGERS AND CORPORATE RESTRUCTURINGS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.      MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.      SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.      GLOBAL PROXIES
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
     -   the opening of the shareholder meeting

     -   that the meeting has been convened under local regulatory requirements
     -   the presence of quorum
     -   the agenda for the shareholder meeting
     -   the election of the chair of the meeting
     -   the appointment of shareholders to co-sign the minutes of the meeting
     -   regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -   the allowance of questions
     -   the publication of minutes
     -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES
Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
     -   it is editorial in nature;
     -   shareholder rights are protected;
     -   there is negligible or positive impact on shareholder value;
     -   management provides adequate reasons for the amendments; or
     -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
     - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
     - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                               ING INVESTORS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 29, 2005


                   ADVISER CLASS (FORMERLY, RETIREMENT CLASS)


ING AIM Mid Cap Growth Portfolio                              ING Marsico Growth Portfolio
ING Alliance Mid Cap Growth Portfolio                         ING Marsico International Opportunities Portfolio
ING Capital Guardian Managed Global Portfolio                 ING Mercury Focus Value Portfolio
ING Capital Guardian Small/Mid Cap Portfolio (formerly,       ING Mercury Large Cap Growth Portfolio (formerly, ING
  ING Capital Guardian Small Cap Portfolio)                     Mercury Fundamental Growth Portfolio)
ING Capital Guardian U.S. Equities Portfolio (formerly,       ING MFS Mid Cap Growth Portfolio
  ING Capital Guardian Large Cap Value Portfolio)
ING Eagle Asset Capital Appreciation Portfolio                ING MFS Total Return Portfolio
  (formerly, ING Eagle Asset Value Equity Portfolio)
ING Evergreen Health Sciences Portfolio                       ING MFS Utilities Portfolio
ING Evergreen Omega Portfolio                                 ING Oppenheimer Main Street Portfolio(R)(formerly, ING
                                                                MFS Research Portfolio)
ING FMR(SM) Diversified Mid Cap Portfolio                     ING PIMCO Core Bond Portfolio
ING FMR(SM) Earnings Growth Portfolio                         ING PIMCO High Yield Portfolio
ING Global Resources Portfolio (formerly, ING Hard            ING Pioneer Fund Portfolio
  Assets Portfolio)
ING Goldman Sachs Tollkeeper(SM) Portfolio* (formerly,        ING Pioneer Mid Cap Value Portfolio
  ING Goldman Sachs Internet Tollkeeper Portfolio)
ING International Portfolio                                   ING Salomon Brothers All Cap Portfolio
ING Janus Contrarian Portfolio (formerly, ING Janus           ING Salomon Brothers Investors Portfolio
  Special Equity Portfolio)
ING Jennison Equity Opportunities Portfolio                   ING T. Rowe Price Capital Appreciation Portfolio
ING JPMorgan Emerging Markets Equity Portfolio                ING T. Rowe Price Equity Income Portfolio
  (formerly, ING Developing World Portfolio)
ING JPMorgan Small Cap Equity Portfolio                       ING UBS U.S. Allocation Portfolio (formerly, ING UBS U.S.
                                                                Balanced Portfolio)
ING JPMorgan Value Opportunities Portfolio                    ING Van Kampen Equity Growth Portfolio
ING Julius Baer Foreign Portfolio                             ING Van Kampen Global Franchise Portfolio
ING Legg Mason Value Portfolio (formerly, ING Janus           ING Van Kampen Growth and Income Portfolio
  Growth and Income Portfolio)
ING Limited Maturity Bond Portfolio                           ING Van Kampen Real Estate Portfolio



          This Statement of Additional Information ("SAI") pertains to the Adviser Class ("ADV Class") shares of the Portfolios listed above (each, a "Portfolio" and collectively, the "Portfolios"), each of which is a separate series of ING Investors Trust ("Trust"). This SAI is not a Prospectus. A Prospectus for the Portfolios that provides the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios' principal underwriter, Directed Services, Inc. This SAI should be read in conjunction with the Prospectuses dated April 29, 2005 ADV Class shares (the "Prospectuses"). This SAI is incorporated by reference in its entirety into the Prospectuses. In addition, the Financial Statements for certain Portfolios and the independent registered public accounting firm's report thereon, included in such Portfolios' Annual Reports, are incorporated by reference in this SAI.


          The Trust also offers Institutional Class, Service Class ("Class S") and Service 2 Class shares. The information in this SAI expands on information contained in the Prospectuses. The Prospectuses and the Annual Report can be obtained without charge by contacting the Trust at the phone number or address below.

                               ING INVESTORS TRUST
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258

*Goldman Sachs Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.

                                  800-366-0066

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS


INTRODUCTION                                                               2
HISTORY OF THE TRUST                                                       2
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                        3
  FIXED INCOME INVESTMENTS                                                 3
  EQUITY INVESTMENTS                                                      16
  FOREIGN INVESTMENTS                                                     28
  OTHER INVESTMENT PRACTICES AND RISKS                                    32
INVESTMENT RESTRICTIONS                                                   39
  FUNDAMENTAL INVESTMENT RESTRICTIONS                                     39
  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                 53
  NON-FUNDAMENTAL INVESTMENT POLICIES                                     62
MANAGEMENT OF THE TRUST                                                   65
MANAGEMENT AGREEMENTS                                                     86
PORTFOLIO MANAGERS                                                       103
OTHER INFORMATION ABOUT PORTFOLIO MANAGERS                               113
OTHER MANAGED ACCOUNTS                                                   113
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES                                115
EXPENSE LIMITATION AGREEMENT                                             199
ADMINISTRATION                                                           199
  Distribution of Trust Shares                                           200
  Shareholder Service and Distribution Plan                              200
  Code of Ethics                                                         204
  Disclosure of the Portfolios' Portfolio Securities                     205
  Proxy Voting Procedures                                                206
PORTFOLIO TRANSACTIONS AND BROKERAGE                                     207
  Portfolio Turnover                                                     223
  Net Asset Value                                                        223
PERFORMANCE INFORMATION                                                  224
TAXES                                                                    232
OTHER INFORMATION                                                        234
  Capitalization                                                         234
  Voting Rights                                                          234
  Purchase of Shares                                                     235
  Redemption of Shares                                                   235
  Exchanges                                                              235
  Custodian                                                              236
  Transfer Agent                                                         236
  Independent Registered Public Accounting Firm                          236
  Legal Counsel                                                          236
  Registration Statement                                                 236
  Financial Statements                                                   236
APPENDIX A: DESCRIPTION OF BOND RATINGS                                    I
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES                       III

                                  INTRODUCTION


     This SAI is designed to elaborate upon information contained in the Prospectuses for the ADV Class Shares of the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of certain of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated in this SAI. Unless otherwise noted, a portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser or Manager (the "Manager") or portfolio manager ("Portfolio Manager" or "Portfolio Managers") reasonably believes is compatible with the investment objective and policies of that Portfolio. Net assets are assets in each portfolio, minus any liabilities. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given them in the Prospectuses.


                              HISTORY OF THE TRUST

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust, dated August 3, 1988, as an open-end management investment company and currently consists of 51 investment portfolios. The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). This SAI pertains to the following Portfolios:


ING AIM Mid Cap Growth Portfolio ("AIM Mid Cap Growth")          ING Marsico Growth Portfolio ("Marsico Growth")
ING Alliance Mid Cap Growth Portfolio ("Alliance Mid Cap         ING Marsico International Opportunities Portfolio ("Marsico
  Growth")                                                         International Opportunities")
ING Capital Guardian Managed Global Portfolio ("Capital          ING Mercury Focus Value Portfolio ("Mercury Focus
  Guardian Managed Global")                                        Value")
ING Capital Guardian Small/Mid Cap Portfolio ("Capital           ING Mercury Large Cap Growth Portfolio ("Mercury Large Cap
  Guardian Small/Mid Cap")                                         Growth")
ING Capital Guardian U.S. Equities Portfolio ("Capital           ING MFS Mid Cap Growth Portfolio ("MFS Mid Cap Growth")
  Guardian U.S. Equities")
ING Eagle Asset Capital Appreciation Portfolio ("Eagle           ING MFS Total Return Portfolio ("MFS Total Return")
  Asset Capital Appreciation")
ING Evergreen Health Sciences Portfolio ("Evergreen Health       ING MFS Utilities Portfolio ("MFS Utilities")
  Sciences")
ING Evergreen Omega Portfolio ("Evergreen Omega")                ING Oppenheimer Main Street Portfolio(R)("Oppenheimer Main
                                                                   Street")
ING FMR(SM) Diversified Mid Cap Portfolio ("FMR(SM)              ING PIMCO Core Bond Portfolio ("PIMCO Core Bond")
  Diversified Mid Cap")
ING FMR(SM) Earnings Growth Portfolio ("FMR(SM) Earnings         ING PIMCO High Yield Portfolio ("PIMCO High Yield")
  Growth")
ING Global Resources Portfolio ("Global Resources")              ING Pioneer Fund Portfolio ("Pioneer Fund")
ING Goldman Sachs Tollkeeper(SM) Portfolio ("Goldman             ING Pioneer Mid Cap Value Portfolio ("Pioneer Mid Cap
  Sachs Tollkeeper")                                               Value")
ING International Portfolio ("International")                    ING Salomon Brothers All Cap Portfolio ("Salomon Brothers
                                                                   All Cap")
ING Janus Contrarian Portfolio ("Janus Contrarian")              ING Salomon Brothers Investors Portfolio ("Salomon Brother
                                                                   Investors")
ING Jennison Equity Opportunities Portfolio ("Jennison           ING T. Rowe Price Capital Appreciation Portfolio ("T. Rowe
  Equity Opportunities")                                           Price Capital Appreciation")
ING JPMorgan Emerging Markets Equity Portfolio ("JPMorgan        ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price
  Emerging Markets Equity")                                        Equity Income")
ING JPMorgan Small Cap Equity Portfolio ("JPMorgan Small         ING UBS U.S. Allocation Portfolio ("UBS U.S. Allocation")
  Cap Equity")
ING JPMorgan Value Opportunities Portfolio ("JPMorgan            ING Van Kampen Equity Growth Portfolio ("Van Kampen Equity
  Value Opportunities")                                            Growth")
ING Julius Baer Foreign Portfolio ("Julius Baer Foreign")        ING Van Kampen Global Franchise Portfolio ("Van Kampen

                                                                   Global Franchise")
ING Legg Mason Value Portfolio ("Legg Mason Value")              ING Van Kampen Growth and Income Portfolio ("Van Kampen
                                                                   Growth and Income")
ING Limited Maturity Bond Portfolio ("Limited Maturity           ING Van Kampen Real Estate Portfolio ("Van Kampen Real
  Bond")                                                           Estate")



     Liquid Assets, ING American Funds Growth, ING American Funds International, and ING American Funds Growth-Income ING LifeStyle Moderate, ING LifeStyle Moderate Growth, ING LifeStyle Growth, and ING LifeStyle Aggressive Growth Portfolios do not offer ADV Class shares and therefore are not offered through this SAI.


     The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies, and restrictions.

     Effective May 1, 2003, the name of the Trust changed to ING Investors Trust. On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust.


     Each of Evergreen Health Sciences, Global Resources, Legg Mason Value (subject to Shareholder approval), Janus Contrarian, MFS Utilities, Salomon Brothers All Cap, Van Kampen Global Franchise and Van Kampen Real Estate Portfolios is a "non-diversified company," as such term is defined for purposes of the Investment Company Act of 1940 ("1940 Act"). Each of the Trust's other Portfolios is a "diversified company" within the meaning of that term under the 1940 Act. The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer. When compared with a diversified company, a non-diversified company may invest a greater portion of its assets in a particular issuer, and, therefore, has a greater exposure to the risk of poor earnings or losses by an issuer.


               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED INCOME INVESTMENTS
U.S. GOVERNMENT SECURITIES


     U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.


     Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Portfolio will invest in securities of such agencies or instrumentalities only when the Manager or Portfolio Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

     Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

MUNICIPAL SECURITIES

     International, Limited Maturity Bond, PIMCO Core Bond and PIMCO High Yield may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS


     International may invest in tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


     MUNICIPAL LEASE OBLIGATIONS


     International may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. International may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     International will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Manager or Portfolio Manager to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Manager or Portfolio Manager deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.


CUSTODIAL RECEIPTS AND TRUST CERTIFICATES

     Goldman Sachs Tollkeeper(SM), Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, and PIMCO High Yield may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs").

     PIMCO Core Bond and PIMCO High Yield may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     The custodial receipts and trust certificates in which Goldman Sachs Tollkeeper(SM), PIMCO Core Bond, and PIMCO High Yield may invest may be underwritten by securities dealers or banks representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.


CORPORATE DEBT SECURITIES


Certain Portfolios may invest in corporate debt securities, as stated in the Portfolios' investment objectives and policies in the Prospectuses or in this SAI. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Corporation ("Standard & Poor's" or "S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by S&P or Moody's, of equivalent quality as determined by the Portfolio Manager. Limited Maturity Bond Portfolio may invest in debt securities that are rated Baa3 or better by Moody's or BBB- or better by S&P, if not rated by S&P or Moody's, of equivalent quality as determined by the Portfolio Manager.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.


     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The Portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal

(on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Moody's or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio Manager.

HIGH YIELD BONDS


"High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa3 by Moody's or BBB- by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.


     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities.

     The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.


PARTICIPATION ON CREDITORS COMMITTEES

     PIMCO High Yield may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Portfolio Manager believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

BRADY BONDS

     "Brady Bonds" are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

     Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Portfolio.


BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS


Certain Portfolios may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this SAI for further information regarding risks attending investment in foreign securities.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits
(1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.


     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

     Certain of the Portfolios invest only in bank and S&L obligations as specified in that Portfolio's investment policies. Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

(i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

(ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and


(iii)in the case of a foreign bank, the security is, in the determination of the Portfolio Manager, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

SAVINGS ASSOCIATION OBLIGATIONS

     International may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.


COMMERCIAL PAPER


     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     All of the Portfolios may invest in commercial paper (including variable rate master demand notes and extendable commercial notes ("ECN")), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

     Variable rate master demand notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Portfolio may invest in them only if the Portfolio Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.


MORTGAGE-BACKED SECURITIES


     The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. See, "U.S. Government Securities."


Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

COMMERCIAL MORTGAGE-BACKED SECURITIES


Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or-asset backed securities.

STRIPPED MORTGAGE-BACKED SECURITIES


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.


     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")


A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.


     FOREIGN-RELATED MORTGAGE SECURITIES

     Certain Portfolios (including AIM Mid Cap Growth, International, FRM(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, JPMorgan Small Cap Equity, Julius Baer Foreign, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, PIMCO High Yield, Salomon Brothers All Cap, Salomon Brothers Investors, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, UBS U.S. Allocation) may invest in foreign-related mortgage securities.

Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

     AGENCY MORTGAGE SECURITIES

     The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

     GNMA CERTIFICATES

     Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS


Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.


     PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES


Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

     These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.


     SUBORDINATED MORTGAGE SECURITIES


Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which certain Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.


The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A Portfolio Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Portfolio Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Portfolio Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Portfolio Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

     A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.


     The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

     Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

     The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.


     ASSET-BACKED SECURITIES

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.


     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.


     Asset-backed securities include Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities also include Aircraft Lease Receivables ("ALRs"). ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

     Asset-backed securities can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

COLLATERALIZED DEBT OBLIGATIONS

     PIMCO Core Bond and PIMCO High Yield may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


     LOAN PARTICIPATIONS


     PIMCO Core Bond, PIMCO High Yield, and UBS U.S. Allocation may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests in which the Portfolios intend to invest may not be rated by any nationally recognized rating service.

     When purchasing loan participations, the Portfolios assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness a Portfolio has direct recourse against a borrower, the Portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, the Portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower's obligation or that the collateral can be liquidated. If a Portfolio invests in loan participations with poor credit quality, the Portfolio bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. The valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price.


     DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES


     PIMCO Core Bond and PIMCO High Yield may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("Board"), in an amount sufficient to meet such commitments. PIMCO Core Bond and PIMCO High Yield may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio's investment restriction relating to the lending of funds or assets.


ZERO-COUPON AND PAY-IN-KIND BONDS

     Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

     The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy a Portfolio's distribution obligations.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

INFLATION-INDEXED BONDS

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


EVENT-LINKED BONDS

     "Event-linked bonds" are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

GUARANTEED INVESTMENT CONTRACTS


     Certain Portfolios, including International, may invest in guaranteed investment contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

CREDIT-LINKED NOTES

     Certain Portfolios, including International, may invest in credit-linked notes ("CLNs" or "CLN") which are generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Portfolio's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investments.

TRUST-PREFERRED SECURITIES

     Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by the Portfolio as debt investment. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. These dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution's common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

     In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

     In identifying the risks associated with trust-preferred securities, the Manager or Portfolio Manager will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.


EQUITY INVESTMENTS
COMMON STOCK AND OTHER EQUITY SECURITIES

     Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

     Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Portfolio Manager will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK

     Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

     Certain Portfolios may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

WARRANTS

     Certain Portfolios may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

     Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES

     Certain Portfolios may invest in Eurodollar convertible securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES

     Certain Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

The Portfolio's transactions in derivative instruments may include:

- the purchase and writing of options on securities (including index options) and options on foreign currencies;

- the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

- entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

     The success of transactions in derivative instruments depends on the Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

     Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     GENERAL DESCRIPTION OF FUTURES CONTRACTS

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

     INTEREST RATE FUTURES CONTRACTS

     An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.


     A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which a Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

     A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower price the interest rate futures contract previously sold.

While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.


OPTIONS ON FUTURES CONTRACTS

     A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Portfolio.

     A Portfolio may use options on futures contracts in connection with hedging strategies. Julius Baer Foreign may invest up to 25% of its total net assets in futures, options, and swaps for hedging and non-hedging purposes. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

STOCK INDEX FUTURES CONTRACTS

     A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.


     To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

(1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

     (a)  forego possible price appreciation,

     (b) create a situation in which the securities would be difficult to repurchase, or

     (c)  create substantial brokerage commissions;


(2) when a liquidation of a Portfolio has commenced or is contemplated, but there is, in a Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or


(3) to close out stock index futures purchase transactions.

     Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

(1) if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in a Portfolio, or

(2) to close out stock index futures sales transactions.


     Each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, with the exception of Julius Baer Foreign, which may invest in futures contracts and futures options for both hedging and non-hedging purposes. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Portfolio's securities or the price of the securities, which a Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this SAI for a discussion of other strategies involving futures and futures options.


     If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

     A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.


     INVESTMENT IN GOLD AND OTHER PRECIOUS METALS

     Some Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Code, each Portfolio (with the exception of Global Resources) intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income. AIM Mid Cap Growth and Julius Baer Foreign may invest up to 5% of its assets in gold and other precious metals.


     Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Portfolio will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

     Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.


     GOLD FUTURES CONTRACTS

     A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When a Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. A Portfolio will not engage in these contracts for speculation or for achieving leverage. A Portfolio's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     LIMITATIONS

     When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by a Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     When writing a call option on a futures contract, a Portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

     Julius Baer Foreign is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and, therefore, who is not subject to the registration or regulation as a commodity pool operator under the CEA.

     In addition, the UBS U.S. Allocation, FMR(SM) Diversified Mid Cap, and FMR(SM) Earnings Growth will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of a Portfolio's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, a Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Portfolio would exceed 5% of a Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

     PURCHASING OPTIONS ON SECURITIES

     An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, a Portfolio would continue to receive interest income on such security.


     A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities a Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

     A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.


     RISKS OF OPTIONS TRANSACTIONS


     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

     Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.


     WRITING COVERED CALL AND SECURED PUT OPTIONS

     In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.


     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.


     Except the UBS U.S. Allocation Portfolio, FMR(SM) Diversified Mid Cap, and FMR(SM) Earnings Growth, a Portfolio may write a call or put option only if the option is "covered" or "secured" by a Portfolio holding a position in the underlying securities. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

     OPTIONS ON SECURITIES INDEXES

     A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

     OVER-THE-COUNTER OPTIONS

     Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.


     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, each Portfolio intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if a Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.


     GENERAL

     The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.


     The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of a Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in a Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS


     There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that a Portfolio's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

     Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

     The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.


SWAPS


     Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

     The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap sold by a Portfolio (I.E., where a Portfolio is selling credit default protection), however, a Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


     CREDIT DEFAULT SWAPS

     Limited Maturity Bond, PIMCO Core Bond, and PIMCO High Yield Portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

     The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.


VARIABLE AND FLOATING RATE SECURITIES


     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.


LEASE OBLIGATION BONDS


     Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.


STRUCTURED SECURITIES


     Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.


INDEXED SECURITIES


     Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS


     Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet a Portfolio's needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio. Accordingly, each Portfolio, except for Janus Contrarian, Legg Mason Value, Marsico Growth, and Marsico International Opportunities, will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of a Portfolio's return (positive or negative).


DOLLAR ROLL TRANSACTIONS


     Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which a Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, a Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, a Portfolio may or may not take delivery of the securities a Portfolio has contracted to purchase.

     A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by a Portfolio. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to a Portfolio.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS


     All Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. Although a Portfolio could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, a Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if a Portfolio Manager deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

FOREIGN SECURITIES



     Certain Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other securities representing interests in securities of foreign companies (collectively, "Depositary Receipts") which are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.



     Each Portfolio (except the JPMorgan Emerging Markets Equity, Global Resources, Janus Contrarian, Legg Mason Value, Marsico Growth, and Marsico International Opportunities) may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. PIMCO Core Bond and PIMCO High Yield may not have more than 10% of its total assets invested in securities of issuers located in emerging market companies. In addition, Global Resources may invest up to 35% of its net assets in securities of issuers located in South Africa. A Portfolio's investments in U.S. issuers are not subject to the foreign country diversification guidelines.


     Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

     Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.


EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS


     Certain Portfolios, including Evergreen Omega and International, authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World
Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.


DEPOSITARY RECEIPTS


     ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.


FOREIGN CURRENCY TRANSACTIONS


     Since certain Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.


     FORWARD CURRENCY CONTRACTS

     Certain Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

     A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency, unless the Portfolio covers the excess with sufficient segregated assets. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.


OPTIONS ON FOREIGN CURRENCIES


     A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Portfolio uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.


CURRENCY MANAGEMENT


     A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Portfolio Manager attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.


EXCHANGE RATE-RELATED SECURITIES


     Certain of the Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

     Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

SOVEREIGN DEBT

     Certain Portfolios may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities. PIMCO Core Bond may invest in such securities rated B, subject to a maximum of 10% in securities rated Ba and B.

     Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

     Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. A Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

     The issuers of the government debt securities in which a Portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a Portfolio may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

REPURCHASE AGREEMENTS


     All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Portfolio Manager, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

     A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio typically will segregate assets determined to be liquid by the Portfolio Manager to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated are described above and may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. The Goldman Sachs Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not invest in reverse repurchase agreements.

OTHER INVESTMENT COMPANIES


     An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Portfolio invests in other investment companies, shareholders of the Portfolio bear their proportionate share of the underlying investment companies' fees and expenses.


     T. Rowe Price Equity Income and T. Rowe Price Capital Appreciation may, however, invest in shares of the T. Rowe Price Reserve Investment and Government Reserve Investment Funds; Janus Contrarian, may invest in shares of Janus' Money Market Funds, each pursuant to the receipt of an SEC exemptive order. Other Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act. International Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies.


     EXCHANGE-TRADED FUNDS ("ETFS")


     An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying indices. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the Portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a Portfolio invests in ETFs, shareholders of the Portfolio bear their proportionate share of the underlying ETF's fees and expenses.

     STANDARD & POOR'S DEPOSITARY RECEIPTS

     Each of the AIM Mid Cap Growth, Eagle Asset Capital Appreciation, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), Janus Contrarian, Jennison Equity Opportunities, Legg Mason Value, Marsico Growth, and Marsico International Opportunities may, consistent with its investment policies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

     iSHARES MSCI INDEX SHARES

     The AIM Mid Cap Growth, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), International, Janus Contrarian, Jennison Equity Opportunities, JPMorgan Emerging Markets Equity, Legg Mason Value, Marsico Growth, and Marsico International Opportunities may also invest in iShares MSCI Index Shares ("iShares") (formerly known as World Equity Benchmark Shares ("WEBS")). WEBS were a form of exchange-traded fund traded on the AMEX. They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indexes. Each country index series invests in an optimized portfolio of common stocks based on that country's Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares as part of its investment strategy. (See "Exchange Traded Funds").


     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs")

     HOLDRs are trust-issued receipts that represent a Portfolio's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Portfolio's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.


SHORT SALES


     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. Evergreen Omega, Goldman Sachs Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not engage in short sales.

     The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.


SHORT SALES AGAINST THE BOX


     A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.


ILLIQUID SECURITIES


     Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Trust's Board.


RESTRICTED SECURITIES


     Each Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board, based upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio. Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Portfolios' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. The Portfolio may not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


BORROWING

     Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES

     For the purpose of realizing additional income, certain Portfolios such as, Limited Maturity Bond and PIMCO High Yield may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which the this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five-business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

     REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

     RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

     Although a Portfolio that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:


     -    possible declines in the value of real estate;

     -    adverse general or local economic conditions;

     -    possible lack of availability of mortgage funds;

     -    overbuilding;

     -    extended vacancies of properties;

     -    increases in competition, property taxes and operating expenses;

     -    changes in zoning or applicable tax law;

          - costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

     -    casualty or condemnation losses;

     -    uninsured damages from floods, earthquakes or other natural disasters;

     -    limitations on and variations in rents; and

     -    unfavorable changes in interest rates.


     In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

HARD ASSET SECURITIES

     The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

SMALL COMPANIES

     Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Portfolio Manager would otherwise have sold the security. It is possible that the Portfolio Manager or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

     UNSEASONED COMPANIES

     Certain Portfolios, including the AIM Mid Cap Growth, Capital Guardian Small/Mid Cap, Capital Guardian Managed Global, Capital Guardian U.S. Equities, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), Jennison Equity Opportunities, Janus Contrarian, Legg Mason Value, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond and PIMCO High Yield, may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

STRATEGIC TRANSACTIONS


     Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this SAI, certain of the Portfolios may, but are not required to, utilize various investment strategies as described herein to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

     Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its Portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.


SPECIAL SITUATIONS


     A special situation arises when, in the opinion of the Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.


INTERNET AND INTERNET-RELATED COMPANIES


     Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.


RISK CONSIDERATIONS REGARDING THE INTERNET INDUSTRY


     Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Fund's shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of firm and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.

TEMPORARY DEFENSIVE INVESTMENTS


     For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. PIMCO Core Bond and PIMCO High Yield may hold an unlimited amount of such investments consistent with its objectives. Under normal circumstances, each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.


     Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this Statement of Information will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

SEGREGATION OF ASSETS


     As discussed above, when a Portfolio invests in certain securities or engages in certain transactions (e.g., derivatives, when issued securities, delayed delivery transactions), it will segregate assets on its books or those of its Custodian. Segregated assets will include cash or other liquid securities and high quality debt instruments, in amounts equal to the amount of its commitment, which are marked to market daily.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS


     The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of Evergreen Health Sciences, Evergreen Omega, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), JPMorgan Small Cap Equity, JPMorgan Value Opportunities, Julius Baer Foreign, Legg Mason Value, Marsico International Opportunities, MFS Utilities, PIMCO High Yield, Pioneer Fund, and Pioneer Mid Cap Value are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a portfolio.

FOR AIM MID CAP GROWTH, CAPITAL GUARDIAN SMALL/MID CAP, CAPITAL GUARDIAN MANAGED GLOBAL, EAGLE ASSET CAPITAL APPRECIATION, GLOBAL RESOURCES, JENNISON EQUITY OPPORTUNITIES, LIMITED MATURITY BOND, T. ROWE PRICE CAPITAL APPRECIATION, T. ROWE PRICE EQUITY INCOME, VAN KAMPEN REAL ESTATE, AND VAN KAMPEN GROWTH AND
INCOME:


     A Portfolio may not:


        1. Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that this restriction does not apply to Van Kampen Real Estate or Global Resources;

        2. Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, except that restriction does not apply to Van Kampen Real Estate or Global Resources;

        3. Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto),
             (b) with respect to Liquid Assets, to securities or obligations issued by U.S. banks, (c) with respect to Capital Guardian Managed Global, to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (d) to the Van Kampen Real Estate, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Global Resources, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;


        4. Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;


        5. Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that Global Resources may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the SAI, purchase securities on margin;


        6. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

             a. invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

             b.   enter into repurchase agreements; and

             c. lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board;

        7. Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

        8. Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;


        9. With respect to the T. Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Global Resources, Van Kampen Real Estate, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Global Resources, which may engage in short sales within the limitations described in the SAI;


        10. Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio's assets);


        11. With respect to the T, Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Global Resources, Van Kampen Real Estate, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for the Van Kampen Growth and Income, Eagle Asset Capital Appreciation, AIM Mid Cap Growth, Jennison Equity Opportunities, Capital Guardian Small/Mid Cap and Capital Guardian Managed Global, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment), would be invested in such securities;


        12. Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

             a. any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

             b. the T. Rowe Price Equity Income and AIM Mid Cap Growth may engage in futures contracts on gold; and


             c. this restriction shall not apply to the Capital Guardian Managed Global and the Global Resources


        13. With respect to all Portfolios except the Capital Guardian Managed Global, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.

FOR ALLIANCE MID CAP GROWTH:

     The Portfolio may not:

        1. Issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

        2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

        3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

        4. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

        5. As to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

        6. Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

        7. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.

FOR CAPITAL GUARDIAN U.S. EQUITIES:

     The Portfolio may not:

        1. Issue senior securities, except to the extent that the borrowing of money in accordance with restrictions (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.);

        2. Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry;

        3. Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions;

        4. Borrow money, except that the portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions;

        5. Underwrite securities of other issuers except insofar as the Portfolio may be considered an underwriter under the 1933 Act in selling portfolio securities;

        6. Purchase or sell real estate, except that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein and may invest in mortgages and mortgage-backed securities; and

        7. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

FOR EVERGREEN HEALTH SCIENCES:

The Portfolio may not:

        1. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions;
             (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

        2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

        3. Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

        4. Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

        5. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

        6. Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

        7. Make any investment that is inconsistent with its classification as a non-diversified investment company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

        8. "Concentrate" its investments in a particular industry, except that the Portfolio may invest more than 25% of its assets in securities issued by companies principally engaged in the healthcare industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

FOR EVERGREEN OMEGA:

The Portfolio may not:

        1. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions;
             (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

        2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

        3. Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

        4. Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

        5. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

        6. Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

        7. Shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

        8. "Concentrate" its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing:
             (a) this limitation will not apply to a Portfolio's investments in:
             (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause
             (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and
             (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In addition, for the Evergreen Health Sciences and Evergreen Omega Portfolios, if a Portfolio's holdings of illiquid securities exceeds 15% because of changes in the value of a Portfolio's investments, a Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, a Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.


FOR FMR(SM) DIVERSIFIED MID CAP, FMR(SM) EARNINGS GROWTH, JANUS CONTRARIAN, LEGG MASON VALUE, AND UBS U.S. ALLOCATION:


     A Portfolio may not:


        1. With respect to 75% of each Portfolio's (except Legg Mason Value, pending shareholder approval) total assets (50% of the Janus Contrarian's total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;


        2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

        3. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

        4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

        5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

        6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

        7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

        8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

FOR JPMORGAN VALUE OPPORTUNITIES, MARSICO INTERNATIONAL OPPORTUNITIES, MFS UTILITIES, PIONEER FUND, AND PIONEER MID CAP VALUE:

The Portfolio may not:


        1. With respect to 75% of the Portfolio's (except MFS Utilities) total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

        2. Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities), except for MFS Utilities which may concentrate its investment in companies in the utilities sector;

        3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

        4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

        5. Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law;

        6. Purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or
             (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

        7.   Issue any senior security (as defined in the 1940 Act), except that
             (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and
             (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

        8. Purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

FOR GOLDMAN SACHS TOLLKEEPER(SM), INTERNATIONAL, JPMORGAN SMALL CAP EQUITY, JULIUS BAER FOREIGN, MERCURY FOCUS VALUE, MERCURY LARGE CAP GROWTH, VAN KAMPEN GLOBAL FRANCHISE, VAN KAMPEN EQUITY GROWTH, AND:

     A Portfolio may not:

        1. With respect to 75% of each Portfolio's total assets (50% of the Van Kampen Global Franchise and JPMorgan Small Cap Equity total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

        2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

        3. Borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the Goldman Sachs Tollkeeper(SM), Van Kampen Global Franchise, and Van Kampen Equity Growth may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings.

        4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

        5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

        6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

        7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

        8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

FOR JPMORGAN EMERGING MARKETS EQUITY:

     The Portfolio may not:

        1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

        2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

        3. (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

        4. Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

        5. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

        6. Buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this SAI, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this SAI;

        7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this SAI, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

        8. Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

        9. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

        10. Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

FOR MARSICO GROWTH:

     The Portfolio may not:

        1. Purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this Statement;

        2. Purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

        3. Make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

        4. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

        5. Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

        6. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

        7. Borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

        8. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

        9. Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

        10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

        11. Own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

        12. Purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

FOR MFS TOTAL RETURN, MFS MID CAP GROWTH, OPPENHEIMER MAIN STREET AND PIMCO CORE
BOND:

     A Portfolio may not:

        1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to MFS Mid Cap Growth ;

        2. Invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

        3. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except PIMCO Core Bond may also borrow to enhance income;

        4. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

        5. Purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The MFS Mid Cap Growth, Oppenheimer Main Street and MFS Total Return reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The MFS Mid Cap Growth, Oppenheimer Main Street and MFS Total Return will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);

        6. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

        7. Purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

        9. Issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.


FOR PIMCO HIGH YIELD:

The Portfolio may not:

        1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of value of the Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer:

        2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

        3. Invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

        4. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

        5. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of the debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

        6. Purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.);

        7. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

        8. Purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in real estate industry and participation interests.


FOR SALOMON BROTHERS ALL CAP:

     The Portfolio may not:

        1. Hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Portfolio's investment in any one security, other than United States Government obligations, will not exceed 5% of the value of its total assets and as to this 50%, the Portfolio will not invest in more than 15% of the outstanding voting securities of any one issuer;

        2. Borrow money or pledge or mortgage its assets, except as described under "Description of Securities and Investment Techniques" and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

        3. Underwrite securities, except in instances where the Portfolio has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ("restricted securities"); in such registrations, the Portfolio may technically be deemed an "underwriter" for purposes of the 1933 Act. No more than 10% of the value of Portfolio's total assets may be invested in illiquid securities;

        4. Make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under "Description of Securities and Investment Techniques -- Lending of Portfolio Securities" in this SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Portfolio from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

        5. Invest more than 10% of the value of the Portfolio's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

        6. Invest in companies for the purpose of exercising control or management. (The Portfolio may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Portfolio may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

        7. Purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Portfolio may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales "against the box", i.e., when a security identical to one owned by the Portfolio, or which the Portfolio has the right to acquire without payment of additional consideration, is borrowed and sold short);

        8. Purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Portfolio (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

        9. Purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Portfolio's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Portfolio pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment Portfolios and will be further reduced by the Portfolio's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

        10. Purchase or hold securities of an issuer if one or more persons affiliated with the Portfolio or with Smith Barney Asset Management owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

        11. Buy portfolio securities from, or sell portfolio securities to, any of the Portfolio's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

        12. Purchase or sell warrants; however, the Portfolio may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Portfolio's total assets). Covered options with respect to no more than 10% in value of the Portfolio's total assets will be outstanding at any one time;

        13. Invest in interest in oil, gas or other mineral exploration or development programs, or

        14.  Issue senior securities except as may be permitted by the 1940 Act.

FOR SALOMON BROTHERS INVESTORS:

     The Portfolio may not:

        1. Purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

        2.   Borrow money, except (i) in order to meet redemption requests or
             (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

        3. Lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio's investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

        4. Invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

        5. Purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

        6.   Act as underwriter of securities of other issuers;

        7. Purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

        8. Buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

        9. Purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

        10. Purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;


        11.  Issue senior securities except as may be permitted by the 1940 Act.

     For all Portfolios, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

FOR AIM MID CAP GROWTH, CAPITAL GUARDIAN SMALL/MID CAP, AND VAN KAMPEN GROWTH AND INCOME:

A Portfolio may not:

     1. Make short sales of securities, except short sales against the box (this restriction shall not apply to the AIM Mid Cap Growth, and Capital Guardian Small/Mid Cap, which may make short sales within the limitations described in the Prospectus and elsewhere in this SAI).

     2. Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

FOR ALLIANCE MID CAP GROWTH:

The Portfolio may not:

     1. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the

          Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

     2. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

     3. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

     4. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

     5. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

     6.   Invest in real estate limited partnerships;

     7. Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     8. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

     9.   Make investments for the purpose of exercising control or management;

     10. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

     11.  Acquire more than 10% of the voting securities of any issuer;

     12. Invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

     13. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.




FOR CAPITAL GUARDIAN U.S. EQUITIES:

The Portfolio may not:

1. Lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

2. Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

3. Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

4. Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin.

5. Write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

6.   Purchase securities for the purpose of exercising control or management;

7. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

     For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

8. Pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

FOR CAPITAL GUARDIAN MANAGED GLOBAL:

The Portfolio may not:

     Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.

FOR EAGLE ASSET CAPITAL APPRECIATION:

A Portfolio may not:

Make short sales of securities, except short sales against the box (this restriction shall not apply to the AIM Mid Cap Growth, and Capital Guardian Small/Mid Cap, which may make short sales within the limitations described in the Prospectus and elsewhere in this SAI).


FOR FMR(SM) DIVERSIFIED MID CAP, JANUS CONTRARIAN, LEGG MASON VALUE , AND UBS U.S. ALLOCATION:


1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
     (3)).

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or
     (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

     For purposes of normally investing at least 80% of the FMR(SM) Diversified Mid Cap's assets in securities of companies of medium market capitalizations, the Portfolio Manager intends to measure the capitalization range of the S&P MidCap 400 Index no less frequently than once a month.


FOR FMR(SM) EARNINGS GROWTH:


     1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin,

     3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

     4. The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For purposes of the Portfolio's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments).

     6. The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.




FOR GOLDMAN SACHS TOLLKEEPER(SM):

The Portfolio may not:

1.   Invest for the purpose of exercising control or management;

2.   Sell property or securities short, except short sales against the box; and

3. Invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

     Unless otherwise indicated, all percentage limitations listed above apply to the Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction (iii) and non-fundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

     For purposes of non-fundamental restriction (2), a short sale "against the box" shall not be considered a short position.

FOR INTERNATIONAL, AND JULIUS BAER FOREIGN, JPMORGAN SMALL CAP EQUITY, MARSICO GROWTH, MERCURY LARGE CAP GROWTH, MERCURY FOCUS VALUE, VAN KAMPEN EQUITY GROWTH, VAN KAMPEN GLOBAL FRANCHISE:

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)), and only to the extent that the value of the Portfolio's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, and provided further that the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio's total assets at the time of borrowing;

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets, except up to 20% of the Mercury Large Cap Growth's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.); and

6. The Portfolio may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by a Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio's net assets would be hedged, and (iv) not more than 25% of the Portfolio's net assets are used as cover for options written by the Portfolio.

     With respect to non-fundamental investment restriction 4, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

FOR JPMORGAN EMERGING MARKETS EQUITY:

The Portfolio may not:

1. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by a Portfolio;

2. Invest in any issuer for purposes of exercising control or management of the issuer;

3. Except as described in the Prospectus and this SAI, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

          a.   such options are written by other persons, and

          b. the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio's total assets;

4. Except as described in the Prospectus and this SAI, engage in short sales of securities; and

5. Purchase more than 10% of the outstanding voting securities of any one issuer.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

FOR JPMORGAN VALUE OPPORTUNITIES:

The Portfolio may not:

     1. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     2. Purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

     3. Invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto; or

     4. Pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.




FOR LIMITED MATURITY BOND:

     1. Non-government securities must be rated Baa3 or better by Moody's or BBB or better by S&P or, if not rated, determined to be of comparable quality;

     2. Money market securities must be rated in the two highest categories by Moody's or S&P or, if not rated, determined to be of comparable quality;

     3. The Portfolio will not invest more than 10% of total assets in foreign government securities;

     4. The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

     5. Borrowing may not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, (ii) options, futures, options on futures and forward currency contracts, and (iii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

     6. Illiquid securities may not exceed 10% of net assets ( including repurchase agreements and fixed-time deposits subject to withdrawing penalties maturing in more than 7 days); or

     7. The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI.

FOR MARSICO GROWTH:

     The Portfolio may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.




FOR MARSICO INTERNATIONAL OPPORTUNITIES:

The Portfolio may not:

     1. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

     2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration thereof, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     5. The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule, and
          Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation. In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation.

     6. The Portfolio may not invest in companies for the purpose of exercising control of management.

FOR MFS TOTAL RETURN, MFS MID CAP GROWTH, OPPENHEIMER MAIN STREET:

A Portfolio may not:

     1. Invest more than 15% (except 10% with respect to the Oppenheimer Main Street,) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;


     3. Make investments for the purpose of gaining control of a company's management.

FOR MFS UTILITIES:


The Portfolio may not:

     1. invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Board (or its delegee) will not be subject to this 15% limitation.


     Except for MFS Utilities' investment restriction no. 1 and the Portfolio's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Portfolio's non-fundamental policy on illiquid investments, the Portfolio will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

FOR PIMCO CORE BOND:

     The Portfolio may not:

     1. Invest more than 15% of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements; and

     3. Make investments for the purpose of gaining control of a company's management.

     Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

FOR SALOMON BROTHERS INVESTORS:

The Portfolio may not:

     1. Invest in warrants (other than warrants acquired by the Salomon Brothers Investors as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Salomon Brothers Investors' net assets or if, as a result, more than 2% of the Salomon Brothers Investors' net assets would be invested in warrants that are not listed on AMEX or NYSE;

     2. Invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Salomon Brothers Investors from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

     3. Purchase or sell real property (including limited partnership interests) except to the extent described in Salomon Brothers Investors' fundamental investment restriction number 10.

     4. Invest more than 10% of the value of its total assets in illequid securities.


FOR VAN KAMPEN REAL ESTATE:

The Portfolio may not:

     1. Make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts or related options is not considered the purchase of a security on margin.

     3. Invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
          (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     4. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     5. Invest in securities of any company if any officer or trustee/director of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     6. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     7. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
          (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     8. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Board have also adopted the following non-fundamental investment policies for each of the following Portfolios, which may be changed upon 60 days' prior notice to shareholders:

     AIM MID CAP GROWTH

     The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of mid-capitalization companies.

     ALLIANCE MID CAP GROWTH

     Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes.


     CAPITAL GUARDIAN SMALL/MID CAP

     The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies.

     CAPITAL GUARDIAN U.S. EQUITIES

     Prior to July 1, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. Effective July 5, 2005, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States.

     EVERGREEN HEALTH SCIENCES


     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to normally invest at least 80% of its assets in the equity securities of healthcare companies which develop, produce or distribute products or services related to the healthcare or medical industries. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


     FMR(SM) DIVERSIFIED MID CAP


     The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.


     GOLDMAN SACHS TOLLKEEPER(SM)


     The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Tollkeeper" companies, which are high-quality technology media, or service companies that adopt or use technology to improve cost structure, revenue opportunities and/or competitive advantage.


     GLOBAL RESOURCES


     The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities.


     JENNISON EQUITY OPPORTUNITIES


     The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market.


     JPMORGAN EMERGING MARKETS EQUITY


     The Portfolio normally invests at least 80% of the value of its net assets in securities of emerging markets.


     JPMORGAN SMALL CAP EQUITY


     Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies.


     JULIUS BAER FOREIGN


     The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States.


     LIMITED MATURITY BOND


     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities.


     MERCURY LARGE CAP GROWTH


     The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies.


     MFS MID CAP GROWTH


     The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.


     MFS UTILITIES


     The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign (including emerging markets) companies in the utilities industry.


     PIMCO CORE BOND

     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities.

     PIMCO HIGH YIELD

     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's, Standard & Poor's Rating Service, or Fitch, or if unrated, determined by its Portfolio Manager to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     PIONEER MID CAP VALUE


     The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index.


     VAN KAMPEN EQUITY GROWTH


     Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus any borrowings for investment purposes).


     VAN KAMPEN REAL ESTATE


     The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

          The Board has also adopted the following non-fundamental investment policies for each of the following Portfolios. The Board may change these policies without providing 60 days' prior notice to shareholders.

     EAGLE ASSET CAPITAL APPRECIATION


     The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.


     INTERNATIONAL


     Under normal conditions, the Portfolio invests at least 80% of its net assets and borrowings for investment purposes in equity securities of issuers located in countries outside of the United States.


     JANUS CONTRARIAN


     The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their potential for long-term growth of capital.


     T. ROWE PRICE EQUITY INCOME


     The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

                             MANAGEMENT OF THE TRUST



     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each Portfolio of the Trust and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. As of January 1, 2005, the Trustees are John V. Boyer,
J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James
M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Robert S. Naka, Kimberly A. Anderson, Mary Bea Wilkinson, Robyn L. Ichilov, Lauren D. Bensinger, Todd Modic, Maria M. Anderson, Mary Gaston, Huey P. Falgout, Jr., Susan P. Kinens, Theresa K. Kelety, Robin R. Nesbitt, and Kimberly K. Palmer.

     Set forth in the table below is information about each Trustee of the Trust.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                  TERM OF OFFICE           PRINCIPAL              COMPLEX
                                POSITION(S) HELD   AND LENGTH OF         OCCUPATION(S) -       OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE          WITH THE TRUST   TIME SERVED (1)    DURING THE PAST 5 YEARS  TRUSTEE (2) (3)     HELD BY TRUSTEE
-----------------------         ----------------  ----------------  ------------------------  ---------------  ---------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER (1)               Trustee           January 2005 --   Executive Director, The        153         None
7337 East Doubletree Ranch Rd.                    Present           Mark Twain House &
Scottsdale, Arizona 85258                                           Museum (4) (September
Age: 52                                                             1989 - Present)

J. MICHAEL EARLEY               Trustee           January 1997 --   President and Chief            153         None
7337 East Doubletree Ranch Rd.                    Present           Executive Officer,
Scottsdale, Arizona 85258                                           Bankers Trust Company,
Age: 59                                                             N.A. (June 1992 -
                                                                    Present).

R. BARBARA GITENSTEIN           Trustee           January 1997 --   President, College of          153         New Jersey Resources
7337 East Doubletree Ranch Rd.                    Present           New Jersey (January                        (September 2003 -
Scottsdale, Arizona 85258                                           1999 - Present).                           present)
Age: 57

PATRICK W. KENNY (1)            Trustee           January 2005 --   President and Chief            153         Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                    Present           Executive Officer                          (November 2003 -
Scottsdale, Arizona 85258                                           International Insurance                    Present).
Age: 62                                                             Society (June 2001 -
                                                                    Present).

WALTER H. MAY                   Trustee           February 2002 --  Retired.                       153         Best Prep Charity
7337 East Doubletree Ranch Rd.                    Present                                                      (September 1991 -
Scottsdale, Arizona 85258                                                                                      Present).
Age: 68

JOCK PATTON                     Chairman and      February 2002 --  Private Investor (June         153         JDA Software Group,
7337 East Doubletree Ranch Rd.  Trustee           Present           1997 - Present).                           Inc. (January 1999 -
Scottsdale, Arizona 85258                                           Formerly, Director and                     Present); Swift
Age: 59                                                             Chief Executive Officer,                   Transportation Co.
                                                                    Rainbow Multimedia                         (March 2004 -
                                                                    Group, Inc. (January                       Present).
                                                                    1999 - December 2001).;

DAVID W.C. PUTNAM               Trustee           February 2002 --  President and Director,        153         Progressive Capital
7337 East Doubletree Ranch Rd.                    Present           F.L. Putnam Securities                     Accumulation Trust
Scottsdale, Arizona 85258                                           Company, Inc. and its                      (August 1998 -
Age: 65                                                             affiliates; President,                     Present); Principled
                                                                    Secretary and Trustee,                     Equity Market Fund
                                                                    The Principled Equity                      (November 1996 -
                                                                    Market Fund. Formerly,                     Present); Mercy
                                                                    Trustee, Trust Realty                      Endowment Foundation
                                                                    Corp.; Anchor Investment                   1995 - Present);
                                                                    Trust; and Bow Ridge                       Director, F.L.
                                                                    Mining Company.                            Putnam Investment
                                                                                                               Management Company
                                                                                                               (December 2001 -
                                                                                                               Present); Asian
                                                                                                               American Bank and
                                                                                                               Trust Company (June
                                                                                                               1992 - Present); and
                                                                                                               Notre Dame Health
                                                                                                               Care Center (1991 -
                                                                                                               Present); F.L. Putnam
                                                                                                               Securities Company,
                                                                                                               Inc. (June 1998 -
                                                                                                               Present); and an
                                                                                                               Honorary Trustee,
                                                                                                               Mercy Hospital (1973
                                                                                                               - Present).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                  TERM OF OFFICE           PRINCIPAL              COMPLEX
                                POSITION(S) HELD   AND LENGTH OF         OCCUPATION(S) -       OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE          WITH THE TRUST   TIME SERVED (1)    DURING THE PAST 5 YEARS  TRUSTEE (2) (3)     HELD BY TRUSTEE
-----------------------         ----------------  ----------------  ------------------------  ---------------  ---------------------
ROGER B. VINCENT (5)            Trustee           January 1994 --   President, Springwell          153         Director, AmeriGas
7337 East Doubletree Ranch Rd.                    Present           Corporation (March 1989                    Propane, Inc.
Scottsdale, Arizona 85258                                           - Present).                                (January 1998 -
Age: 59                                                                                                        Present).

RICHARD A. WEDEMEYER            Trustee           February 2002 --  Retired. Formerly Vice         153         None.
7337 East Doubletree Ranch Rd.                    Present           President - Finance and
Scottsdale, Arizona 85258                                           Administration, Channel
Age: 69                                                             Corporation (June 1996 -
                                                                    April 2002). Trustee,
                                                                    First Choice Funds (1997
                                                                    - 2001); and of each of
                                                                    the funds managed by ING
                                                                    Investment Management
                                                                    Co. LLC (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY             Trustee           February 2002 --  Chief Executive Officer,       200         Trustee, Equitable
(6) (7)                                           Present           ING U.S. Financial                         Life Insurance Co.,
7337 East Doubletree Ranch Rd.                                      Services (September 2001                   Golden American Life
Scottsdale, Arizona 85258                                           - Present); Member, ING                    Insurance Co., Life
Age: 48                                                             Americas Executive                         Insurance Company of
                                                                    Committee (2001 -                          Georgia, Midwestern
                                                                    Present);, ING Aeltus                      United Life Insurance
                                                                    Holding Company, Inc.                      Co., ReliaStar Life
                                                                    (2000 - Present), ING                      Insurance Co.,
                                                                    Retail Holding Company                     Security Life of
                                                                    (1998 - Present), and                      Denver, Security
                                                                    ING Retirement Holdings,                   Connecticut Life
                                                                    Inc. (1997 - Present).                     Insurance Co.,
                                                                    Formerly, President,                       Southland Life
                                                                    Chief Executive Officer                    Insurance Co., USG
                                                                    and Director of Northern                   Annuity and Life
                                                                    Life Insurance Company                     Company, and United
                                                                    (March 2001 - October                      Life and Annuity
                                                                    2002), President ING                       Insurance Co. Inc;
                                                                    Life Insurance & Annuity                   Director, Ameribest
                                                                    Company (September 1997                    Life Insurance Co.;
                                                                    - November 2002), and                      Director, First
                                                                    General Manager and                        Columbine Life
                                                                    Chief Executive Officer,                   Insurance Co.; and
                                                                    ING Worksite Division                      Metro Atlanta Chamber
                                                                    (December 2000 - October                   of Commerce.
                                                                    2001).

JOHN G. TURNER (6)              Trustee           February 2002 --  Retired. Formerly Vice         153         Director, Hormel
7337 East Doubletree Ranch Rd.                    Present           Chairman of ING Americas                   Foods Corporation;
Scottsdale, Arizona 85258                                           (September 2000 -                          Shopko Stores, Inc.;
Age: 65                                                             January 2002); Chairman                    M.A. Mortenson
                                                                    and Chief Executive                        Company (March 2002 -
                                                                    Officer of ReliaStar                       Present); Director,
                                                                    Financial Corp. and                        ShopKo Stores, Inc.
                                                                    ReliaStar Life Insurance                   (August 1999 -
                                                                    Company (July 1993 -                       Present); and
                                                                    September 2000);                           Conseco, Inc..
                                                                    Chairman of ReliaStar                      (September 2003 -
                                                                    Life Insurance Company                     Present).
                                                                    of New York (April 1975
                                                                    - December 2001);
                                                                    Chairman of Northern
                                                                    Life Insurance Company
                                                                    (March 1985 - April
                                                                    2000); Chairman and
                                                                    Trustee of the Northstar
                                                                    affiliated investment
                                                                    companies (May 1993 -
                                                                    December 2001).




     (1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.

     (2) As of December 31, 2004.

     (3) For purposes of this table, "ING Funds Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; and ING Partners Inc.

     (4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

     (5) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

     (6) Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, Directed Services Inc.

     (7) Mr. McInerney is also a director of the following investment companies:
     ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

     (7) Information about the Trust's officers is set forth in the table below:



                                                               TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  LENGTH OF TIME SERVED (1)(2)  DURING THE LAST FIVE YEARS
------------------------------  -----------------------------  ----------------------------  ---------------------------------------
JAMES M. HENNESSY               President and Chief            March 2003 - Present          President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.  Executive Officer                                            ING Investments, LLC(3) (December 2000
Scottsdale, Arizona 85258                                                                    - Present). Formerly, Senior Executive
Age: 56                                                                                      Vice President and Chief Operating
                                                                                             Officer, ING Investments, LLC(3) (April
                                                                                             1995 - December 2000); and Executive
                                                                                             Vice President, ING Investments, LLC(3)
                                                                                             (May 1998 - June 2000).

STANLEY D. VYNER                Executive Vice President       February 2003 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                               Investments, LLC(3) (July 2000 -
Scottsdale, Arizona 85258                                                                    Present) and Chief Investment Risk
Age: 54                                                                                      Officer (January 2003 - Present).
                                                                                             Formerly, Chief Investment Officer of
                                                                                             the International Portfolios, ING
                                                                                             Investments, LLC(3) (August 2000 -
                                                                                             January 2003); and Chief Executive
                                                                                             Officer, ING Investments, LLC(3)
                                                                                             (August 1996 - August 2000).

MICHAEL J. ROLAND               Executive Vice President       March 2003 - Present          Executive Vice President (December 2001
7337 East Doubletree Ranch Rd.                                                               - Present) and Chief Compliance
Scottsdale, Arizona 85258                                                                    Officer, (October 2004 - Present), ING
Age: 46                                                                                      Investments, LLC(3). Formerly, Chief
                                                                                             Financial Officer and Treasurer, ING
                                                                                             Investments, LLC(3), (December 2001 -
                                                                                             March 2005); Senior Vice President, ING
                                                                                             Investments, LLC(3) (June 1998 -
                                                                                             December 2001).

JOSEPH M. O'DONNELL             Chief Compliance Officer       November 2004 - Present       Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.                                                               Funds (November 2004 - Present).
Scottsdale, AZ 85258                                                                         Formerly, Vice President, Chief Legal
Age: 50                                                                                      Counsel, Chief Compliance Officer and
                                                                                             Secretary of Atlas Securities, Inc.,
                                                                                             Atlas Advisers, Inc. and Atlas Funds
                                                                                             (October 2001 - October 1004); and
                                                                                             Chief Operating Officer and General
                                                                                             Counsel of Matthews International
                                                                                             Capital Management LLC and Vice
                                                                                             President and Secretary of Matthews
                                                                                             International Funds (August 1999 - May
                                                                                             2001).

ROBERT S. NAKA                  Senior Vice President          January 2003 - Present        Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.                                                               Secretary, ING Funds Services, LLC(4)
Scottsdale, Arizona 85258                                                                    (October 2001 - Present). Formerly,
Age: 41                                                                                      Senior Vice President, ING Funds
                                                                                             Services, LLC(4) (August 1999 - October
                                                                                             2001).

KIMBERLY A. ANDERSON            Senior Vice President          November 2003 - Present       Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                               LLC(3) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Vice President and Assistant
Age: 40                                                                                      Secretary, ING Investments, LLC(3)
                                                                                             (October 2001 - October 2003); and
                                                                                             Assistant Vice President, ING Funds
                                                                                             Services, LLC(4) (November 1999 -
                                                                                             January 2001).

MARY BEA WILKINSON              Vice President                 March 2003 - Present          Head of Strategic Relationships, ING
7337 East Doubletree Ranch Rd.                                                               U.S. Financial Services (2003 -
Scottsdale, Arizona 85258                                                                    Present); Formerly, Senior Vice
Age: 48                                                                                      President, ING Outside Funds Group
                                                                                             (2000 - 2002); and Senior Vice
                                                                                             President and Chief Financial Officer,
                                                                                             First Golden American Life Insurance
                                                                                             Company of New York (1997 - 2000).

                                                               TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  LENGTH OF TIME SERVED (1)(2)  DURING THE LAST FIVE YEARS
------------------------------  -----------------------------  ----------------------------  ---------------------------------------
ROBYN L. ICHILOV                Vice President and Treasurer   March 2003 - Present          Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                               LLC(4) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                    Investments, LLC(3) (August 1997 -
Age: 37                                                                                      Present).

LAUREN D. BENSINGER             Vice President                 February 2003 - Present       Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                               Officer, ING Funds Distributor, LLC(5)
Scottsdale, Arizona 85258                                                                    (July 1995 - Present); and Vice
Age: 51                                                                                      President, ING Investments, LLC(3)
                                                                                             (February 1996 - Present). Formerly,
                                                                                             Chief Compliance Officer, ING
                                                                                             Investments, LLC(3) (October 2001 -
                                                                                             October 2004).

TODD MODIC                      Senior Vice President,         March 2005- Present           Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.  Chief/Principal Financial                                    Services (4) (April 2005 - Present).
Scottsdale, Arizona 85258       Officer & Assistant Secretary                                Formerly, Vice President, ING Fund
Age: 37                                                                                      Services, LLC(4) (September 2002 -
                                                                                             March 2005). Director of Financial
                                                                                             Reporting, ING Investments, LLC(3)
                                                                                             (March 2001 - September 2002); and
                                                                                             Director of Financial Reporting, Axient
                                                                                             Communications, Inc. (May 2000 -
                                                                                             January 2001).

MARIA M. ANDERSON               Vice President                 September 2004 - Present      Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                               (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                                    Assistant Vice President, ING Funds
Age: 46                                                                                      Services, LLC(4) (October 2001 -
                                                                                             September 2004); and Manager of Fund
                                                                                             Accounting and Fund Compliance, ING
                                                                                             Investments, LLC(3) (September 1999 -
                                                                                             October 2001).

MARY GASTON                     Vice President                 March 2005 - Present          Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                               LLC(4) (April 2005 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Assistant Vice President,
Age: 39                                                                                      Financial Reporting, ING Investments,
                                                                                             LLC(3) (April 2004 - April 2005):
                                                                                             Manager, Financial Reporting, ING
                                                                                             Investments, LLC(3) (August 2002 -
                                                                                             April 2004); Controller, Z Seven Fund,
                                                                                             Inc. and Ziskin Asset Management, Inc.
                                                                                             (January 2000 - March 2002).

HUEY P. FALGOUT, JR.            Secretary                      August 2003 - Present         Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                               Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Counsel, ING Americas, U.S.
Age: 41                                                                                      Legal Services (November 2002 -
                                                                                             September 2003); and Associate General
                                                                                             Counsel of AIG American General
                                                                                             (January 1999 - November 2002).

SUSAN P. KINENS                 Assistant Vice President       January 2003 - Present        Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                               Services, LLC(4) (December 2002 -
Scottsdale, Arizona 85258                                                                    Present); and has held various other
Date of Birth:  12/31/1976                                                                   positions with ING Funds Services,
Age: 28                                                                                      LLC(4) for more than the last five
                                                                                             years.

KIMBERLY K. PALMER              Assistant Vice President       September 2004 - Present      Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                               Services, LLC(4) (August 2004 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Manager,
Age: 47                                                                                      Registration Statements, ING Funds
                                                                                             Services, LLC(4) (May 2003 - August
                                                                                             2004); Associate Partner, AMVESCAP PLC
                                                                                             (October 2000 - May 2003); and Director
                                                                                             of Federal Filings and Blue Sky
                                                                                             Filings, INVESCO Funds Group, Inc.
                                                                                             (March 1994 - May 2003).

                                                               TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  LENGTH OF TIME SERVED (1)(2)  DURING THE LAST FIVE YEARS
------------------------------  -----------------------------  ----------------------------  ---------------------------------------
THERESA K. KELETY               Assistant Secretary            August 2003 - Present         Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                               Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Senior Associate with
Age: 42                                                                                      Shearman & Sterling (February 2000 -
                                                                                             April 2003).

ROBIN R. NESBITT                Assistant Secretary            September 2004 - Present      Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                               Services, LLC (4) (August 2003 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Senior Legal
Age: 31                                                                                      Analyst, ING Funds Services, LLC (4)
                                                                                             (August 2002 - August 2003); Associate,
                                                                                             PricewaterhouseCoopers (January 2001 -
                                                                                             August 2001); and Paralegal, McManis,
                                                                                             Faulkner & Morgan (May 2000 - December
                                                                                             2000).


     (1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
     (2)    Unless otherwise noted, this column refers to ING Investors Trust.
     (3) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
     (4) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

     (5) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.


     SHARE OWNERSHIP POLICY

         In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio.

         Under this Policy, the initial value of investments in mutual funds of the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Portfolio's investments will not cause a Trustee to have to make any additional investments under this Policy.

TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS

     Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004:




                                   DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF DECEMBER 31, 2004
                       ------------------------------------------------------------------------------------------------------------
                          ING                                                        ING T.       ING T.    ING VAN
                        CAPITAL    ING JANUS      ING        ING                   ROWE PRICE   ROWE PRICE   KAMPEN
                        GUARDIAN    SPECIAL     LIQUID     MARSICO    ING MFS MID    CAPITAL      EQUITY    GROWTH &    ING VAN
NAME OF                SMALL CAP     EQUITY     ASSETS      GROWTH    CAP GROWTH     APPREC.      INCOME     INCOME    KAMPEN REAL
TRUSTEE                PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    ESTATE
---------------------  ---------- ------------ --------- ------------ ----------- ------------- ----------  ---------  ------------
John V. Boyer (1)         None        None        None       None         None        None         None        None       None

Paul S. Doherty (2)       None        None        None       None         None        None         None        None       None

J. Michael Earley       $10,001 -                          $10,001 -   $10,001 -      None         None        None       None
                         $50,000      None        None      $50,000     $50,000

R. Barbara Gitenstein     None    $1 - $10,000    None   $1 - $10,000     None     $1 - $10,000     None        None   $1 - $10,000

Patrick W. Kenny (1)      None        None        None       None         None        None         None        None       None

Walter H. May             None        None        None       None         None        None         None        None       None

Jock Patton               None        None        None       None         None        None         None        None       None

David W.C. Putnam         None        None        None       None         None        None         None        None       None

Blaine E. Rieke (2)       None        None        None       None         None        None         None        None       None

Roger B. Vincent                               $10,001 -                           $10,001 -     $10,001 -  $10,001 -
                          None        None      $50,000      None         None      $50,000       $50,000    $50,000      None

Richard A. Wedemeyer      None        None        None       None         None        None         None        None       None

                            AGGREGATE DOLLAR
                             RANGE OF EQUITY
                            SECURITIES IN ALL
                               REGISTERED
                               INVESTMENT
                           COMPANIES OVERSEEN
                          BY TRUSTEE IN FAMILY
NAME OF                      OF INVESTMENT
TRUSTEE                        COMPANIES
---------------------     ---------------------
John V. Boyer (1)                None

Paul S. Doherty (2)         Over $100,000

J. Michael Earley         $50,001 - $100,000

R. Barbara Gitenstein      $50,001 - $100,000

Patrick W. Kenny (1)             None

Walter H. May               Over $100,000

Jock Patton               $10,001 - $50,000

David W.C. Putnam           Over $100,000

Blaine E. Rieke (2)       $50,001 - $100,000

Roger B. Vincent            Over $100,000

Richard A. Wedemeyer      $50,000 - $100,000


                      TRUSTEES WHO ARE "INTERESTED PERSONS"

                                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF DECEMBER 31, 2004
                       ----------------------------------------------------------------------------------------------------------
                           ING                                                       ING T.      ING T.     ING VAN
                         CAPITAL    ING JANUS      ING        ING                  ROWE PRICE  ROWE PRICE    KAMPEN
                         GUARDIAN    SPECIAL     LIQUID     MARSICO   ING MFS MID    CAPITAL     EQUITY     GROWTH &    ING VAN
NAME OF                 SMALL CAP     EQUITY     ASSETS      GROWTH   CAP GROWTH     APPREC.     INCOME      INCOME   KAMPEN REAL
TRUSTEE                 PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO   PORTFOLIO    ESTATE
--------------------   ----------  ----------  ----------  ---------  -----------  ----------  ----------  ---------  -----------
Thomas J.
McInerney              None        None        None        None        None            None       None        None       None

John G. Turner         None        None        None        None        None            None       None        None       None

                          AGGREGATE DOLLAR
                           RANGE OF EQUITY
                          SECURITIES IN ALL
                             REGISTERED
                             INVESTMENT
                         COMPANIES OVERSEEN
                        BY TRUSTEE IN FAMILY
NAME OF                     OF INVESTMENT
TRUSTEE                       COMPANIES
--------------------   ---------------------
Thomas J.
McInerney                Over $100,000

John G. Turner           Over $100,000



(1) Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.
(2)  Retired as of December 31, 2004.

BOARD COMMITTEES

     Prior to January 1, 2005, John Boyer and Patrick Kenny were not members of the Board. The meetings reported are as of December 31, 2004 were not attended by those two Board members.

     VALUATION AND PROXY VOTING COMMITTEE. The Board has a Valuation and Proxy Voting Committee (formerly, the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market quotations are not available overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee operates pursuant to a charter approved by the Board. The Valuation and Proxy Voting Committee currently consists of five (5) Independent Trustees: Jock Patton, Walter H. May, John V. Boyer, Richard A. Wedemeyer, and R. Barbara Gitenstein. Mr. May serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Valuation and Proxy Voting Committee held four (4) meetings.

     EXECUTIVE COMMITTEE. The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee operates pursuant to a charter approved by the Board. The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940 Act: John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Executive Committee held three (3) meetings.

     NOMINATING COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary: (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self-evaluation process. The Nominating Committee operates pursuant to a Charter approved by the Board.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

     The Nominating and Governance Committee consists of four (4) Independent
Trustees: Walter H. May, Richard A Wedemeyer, R. Barbara Gitenstein and Patrick
W. Kenny. Dr. Gitenstein serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Nominating Committee held two (2) meetings.

     AUDIT COMMITTEE. The Board has established an Audit Committee, whose functions include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust's audits, its financial statements and interim accounting contracts, and to and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Trustees: Patrick W. Kenny, David W.C. Putnum, J.
Michael Earley, and Roger B. Vincent. Mr. Earley serves as Chairman of the Committee. The Audit Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended December 31, 2004, the Audit Committee held five (5) meetings.

     INVESTMENT REVIEW COMMITTEE. The Board established an Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee operates pursuant to a Charter approved by the Board. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: J. Michael Earley, David W.C. Putnam, Patrick W. Kenny, John G. Turner, and Roger B. Vincent. Mr. Vincent serves as the Chairman of the domestic equity funds' Investment Review Committee for the domestic equity funds. The Investment Review Committee for the domestic equity funds held four (4) meetings during the fiscal year ended December 31, 2004. The Investment Review Committee for the international equity and fixed income funds currently consists of five (5) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: John V. Boyer,
R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, and Richard A. Wedemeyer. Mr. Wedemeyer serves as Chairman of the international and fixed-income funds' Investment Review Committee. The Investment Review Committee (international and fixed income funds) held four (4) meetings during the fiscal year ended December 31, 2004.

     COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding role, performance, and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Trustees: John
V. Boyer, J. Michael Earley, and Jock Patton. Mr. Boyer serves as the Chairman of the Committee. The Compliance Committee held one (1) meeting during the fiscal year ended December 31, 2004.

     CONTRACTS COMMITTEE. The Board has established a Contracts Committee whose primary function is to review all investment advisory, sub-advisory, and all annually renewable agreements, as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional portfolios are established or there is a change in an advisory relationship. The Committee currently consists of five (5) Independent Trustees: John V. Boyer, Walter H. May, Jock Patton, Roger Vincent, and Richard A. Wedemeyer. Mr. Vincent serves as the Chairman of the Committee. The Contracts Committee held two (2) meetings during the fiscal year ended December 31, 2004.


FREQUENCY OF BOARD MEETINGS


     The Board currently conducts regular meetings five (5) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


COMPENSATION OF TRUSTEES


     Each Portfolio pays each Trustee who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer, and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1), respectively. Additionally, as
Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in-person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by the Manager or its affiliates, ING Investments, LLC and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees.

     The following table sets forth information provided by the Portfolios' investment manager regarding compensation of Trustees by the Trust and other funds managed by DSI and its affiliates for the fiscal year ended December 31, 2004. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by DSI or its affiliates.

----------
(1) The Chairperson for the Nominating Committee is paid on a quarterly basis and only if the Nominating Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                                                             AGGREGATE COMPENSATION FROM:
                  ------------------------------------------------------------------------------------------------------------------
                                            CAPITAL
                                            GUARDIAN      CAPITAL       CAPITAL        EAGLE
     NAME OF          AIM       ALLIANCE      U.S.        GUARDIAN      GUARDIAN       ASSET      EVERGREEN               FMR(SM)
     PERSON,        MID CAP     MID CAP     EQUITIES      MANAGED      SMALL/MID      CAPITAL       HEALTH    EVERGREEN  DIVERSIFIED
     POSITION       GROWTH      GROWTH         (1)        GLOBAL        CAP (1)       APP. (1)     SCIENCES     OMEGA     MID CAP
----------------  ----------    --------   ----------     --------     ---------      --------    ---------   ---------  -----------
JOHN G. TURNER
TRUSTEE (2)               --          --           --           --            --            --           --          --           --

THOMAS J.
MCINERNEY
TRUSTEE(2)                --          --           --           --            --            --           --          --           --

JOHN V. BOYER,
TRUSTEE (3)       $      580    $  1,340   $    1,560     $    930     $   1,390      $    590    $      39   $       7  $       480

J. MICHAEL
EARLEY
TRUSTEE           $      572    $  1,331   $    1,521     $    910     $   1,369      $    580    $      38   $       7  $       471

PATRICK W. KENNY
TRUSTEE (3)       $      470    $  1,100   $    1,280     $    750     $   1,140      $    480    $      32   $       5  $       390

R. BARBARA
GITENSTEIN,
TRUSTEE           $      647    $  1,508   $    1,755     $  1,040     $   1,550      $    659    $      46   $       8  $       541

ROGER B.
VINCENT,
TRUSTEE (4)       $      686    $  1,602   $    1,860     $  1,102     $   1,644      $    697    $      49   $       8  $       574

PAUL S.
DOHERTY,
TRUSTEE (3)       $      661    $  1,542   $    1,794     $  1,062     $   1,584      $    672    $      46   $       8  $       552

WALTER H. MAY
TRUSTEE           $      810    $  1,890   $    2,192     $  1,301     $   1,941      $    824    $      57   $      10  $       676

BLAINE E. RIEKE
TRUSTEE (5)       $      635    $  1,480   $    1,719     $  1,020     $   1,521      $    647    $      45   $       8  $       530

RICHARD A.
WEDEMEYER,
TRUSTEE           $      686    $  1,599   $    1,861     $  1,102     $   1,644      $    698    $      48   $       8  $       572

JOCK PATTON,
TRUSTEE           $      783    $  1,821   $    2,111     $  1,257     $   1,876      $    799    $      54   $       9  $       651

DAVID W.C.
PUTNAM,
TRUSTEE           $      633    $  1,489   $    1,735     $  1,018     $   1,514      $    638    $      47   $       8  $       535

                                                         AGGREGATE COMPENSATION FROM:
                  -----------------------------------------------------------------------------------------------------
                                             GOLDMAN                                            JPMORGAN
    NAME OF        FMR(SM)       GLOBAL       SACHS                      JANUS      JENNISON    EMERG.       JPMORGAN
    PERSON,        EARNINGS     RESOURCES   TOLLKEEPER                CONTRARIAN     EQUITY     MARKETS      SMALL CAP
   POSITION       GROWTH (6)       (1)          (1)        INTER'L        (1)         OPP.      EQUITY (1)     EQUITY
---------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
JOHN G.
TURNER
TRUSTEE (2)               --           --           --           --           --           --           --           --

THOMAS J.
MCINERNEY
TRUSTEE (2)               --           --           --           --           --           --           --           --

JOHN V. BOYER,
TRUSTEE (3)       $      400   $      420   $      140   $      510   $      140   $      870   $      310   $      320

J. MICHAEL
EARLEY
TRUSTEE           $      390   $      411   $      135   $      503   $      133   $      866   $      306   $      301

PATRICK W.
KENNY
TRUSTEE (3)       $      330   $      340   $      110   $      410   $      110   $      710   $      250   $      260

R. BARBARA
GITENSTEIN
TRUSTEE           $      450   $      476   $      157   $      570   $      152   $      975   $      349   $      361

ROGER B.
VINCENT
TRUSTEE (7)       $      470   $      505   $      167   $      604   $      162   $    1,033   $      370   $      382

PAUL S.
DOHERTY
TRUSTEE (3)       $      460   $      486   $      161   $      582   $      156   $      996   $      356   $      367

WALTER H.
MAY, TRUSTEE      $      560   $      595   $      196   $      713   $      190   $    1,222   $      437   $      450

BLAINE E.
RIEKE TRUSTEE
(5)               $      440   $      466   $      154   $      559   $      149   $      958   $      342   $      353

RICHARD A.
WEDEMEYER
TRUSTEE           $      470   $      504   $      167   $      604   $      162   $    1,034   $      369   $      381

JOCK PATTON
TRUSTEE           $      540   $      572   $      188   $      690   $      183   $    1,186   $      421   $      430

DAVID W.C.
PUTNAM
TRUSTEE           $      430   $      474   $      158   $      555   $      152   $      940   $      345   $      367

                                         AGGREGATE COMPENSATION FROM:
                 -----------------------------------------------------------------------------
NAME OF            JPMORGAN         JULIUS           LEGG           LIMITED
PERSON,            VALUE OPP.        BAER            MASON          MATURITY        MARSICO
POSITION              (6)          FOREIGN           VALUE            BOND           GROWTH
--------------   -------------   -------------   -------------   -------------   -------------
JOHN G. TURNER
TRUSTEE (2)                 --              --              --              --              --

THOMAS J.
MCINERNEY
TRUSTEE (2)                 --              --              --              --              --

JOHN V. BOYER,
TRUSTEE (3)      $         330   $         410   $         630   $       1,420   $       2,200

J. MICHAEL
EARLEY
TRUSTEE          $         320   $         392   $         619   $       1,409   $       2,174

PATRICK W.
KENNY,
TRUSTEE (3)      $         270   $         330   $         520   $       1,150   $       1,800

R. BARBARA
GITENSTEIN
TRUSTEE          $         360   $         464   $         714   $       1,568   $       2,472

ROGER B.
VINCENT
TRUSTEE(7)       $         390   $         493   $         756   $       1,657   $       2,618

PAUL S.
DOHERTY
TRUSTEE (3)      $         370   $         470   $         728   $       1,599   $       2,524

WALTER H. MAY
TRUSTEE          $         460   $         578   $         892   $       1,965   $       3,094

BLAINE E.
RIEKE
TRUSTEE (5)      $         360   $         453   $         700   $       1,542   $      2, 426

RICHARD A.
WEDEMEYER
TRUSTEE          $         390   $         487   $         755   $       1,661   $       2,619

JOCK PATTON
TRUSTEE          $         440   $         553   $         861   $       1,921   $       2,995

DAVID W.C.
PUTNAM
TRUSTEE          $         350   $         474   $         704   $       1,479   $       2,405

NAME OF                             MERCURY         MERCURY           MFS             MFS
PERSON,             MARSICO          FOCUS         LARGE CAP        MID CAP          TOTAL
POSITION         INT'L OPP.(6)       VALUE         GROWTH (1)       GROWTH           RETUN
--------------   -------------   -------------   -------------   -------------   -------------
JOHN G. TURNER
TRUSTEE (2)                 --              --              --              --              --

THOMAS J.
MCINERNEY
TRUSTEE (2)                 --              --              --              --              --

JOHN V. BOYER,
TRUSTEE (3)      $         330   $         170   $          40   $       1,940   $       3,770

J. MICHAEL
EARLEY
TRUSTEE          $         320   $         151   $          38           1,927   $       3,693

PATRICK W.
KENNY,
TRUSTEE (3)      $         270   $         130   $          30   $       1,580   $       3,070

R. BARBARA
GITENSTEIN
TRUSTEE          $         360   $         188   $          45   $       2,173   $       4,229

ROGER B.
VINCENT
TRUSTEE(7)       $         390   $         198   $          47   $       2,306   $       4,474

PAUL S.
DOHERTY
TRUSTEE (3)      $         370   $         190   $          46   $       2,221   $       4,315

WALTER H. MAY
TRUSTEE          $         460   $         233   $          56   $       2,722   $       5,286

BLAINE E.
RIEKE
TRUSTEE (5)      $         360   $         183   $          44   $       2,134   $       4,147

RICHARD A.
WEDEMEYER
TRUSTEE          $         390   $         197   $          47   $       2,306   $       4,477

JOCK PATTON
TRUSTEE          $         440   $         224   $          53   $       2,633   $       5,116

DAVID W.C.
PUTNAM
TRUSTEE          $         350   $         190   $          45   $       2,121   $       4,119

                                                          AGGREGATE COMPENSATION FROM:
              ------------------------------------------------------------------------------------------------------------------
                                                                                                                       T. ROWE
  NAME OF        MFS        OPPEN.         PIMCO       PIMCO                    PIONEER       SALOMON     SALOMON       PRICE
  PERSON,      UTILITIES     MAIN          CORE        HIGH        PIONEER      MID CAP      BROTHERS     BROTHERS     CAPITAL
 POSITION        (6)       STREET (1)      BOND        YIELD       FUND (6)    VALUE (6)      ALL CAP    INVESTORS     APPREC.
-----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
JOHN G.
TURNER
TRUSTEE (2)           --           --           --           --           --           --           --           --           --

THOMAS J.
MCINERNEY
TRUSTEE (2)           --           --           --           --           --           --           --           --           --

JOHN V.
BOYER,
TRUSTEE (3)   $      170   $    1,700   $    1,700   $      330   $    1,250   $    1,170   $      430   $    4,370   $      230

J. MICHAEL
EARLEY
TRUSTEE       $      170   $    1,689   $    1,656   $      320   $    1,230   $    1,143   $      418   $    4,259   $      220

PATRICK W.
KENNY,
TRUSTEE (3)   $      140   $    1,380   $    1,390   $      270   $    1,020   $      960   $      350   $    3,570   $      180

R. BARBARA
GITENSTEIN
TRUSTEE       $      190   $    1,902   $    1,909   $      360   $    1,400   $    1,315   $      482   $    4,909   $      255

ROGER B.
VINCENT
TRUSTEE(7)    $      200   $    2,014   $    2,018   $      390   $    1,480   $    1,393   $      510   $    5,196   $      270

PAUL S.
DOHERTY
TRUSTEE (3)   $      190   $    1,941   $    1,945   $      370   $    1,430   $    1,342   $      491   $    5,007   $      261

WALTER H.
MAY TRUSTEE   $      240   $    2,382   $    2,385   $      460   $    1,760   $    1,644   $      602   $    6,133   $      319

BLAINE E.
RIEKE
TRUSTEE (5)   $      190   $    1,868   $    1,871   $      360   $    1,380   $    1,289   $      472   $    4,811   $      250

RICHARD A.
WEDEMEYER
TRUSTEE       $      200   $    2,015   $    2,017   $      390   $    1,480   $    1,392   $      509   $    5,194   $      270

JOCK PATTON
TRUSTEE       $      230   $    2,313   $    2,308   $      440   $    1,700   $    1,586   $      581   $    5,923   $      308

DAVID W.C.
PUTNAM
TRUSTEE       $      180   $    1,832   $    1,861   $      350   $    1,370   $    1,293   $      473   $    4,820   $      252

                                                                AGGREGATE COMPENSATION FROM:
                  ------------------------------------------------------------------------------------------------------------------
                                                                                   PENSION OR
                                                                                   RETIREMENT                     TOTAL COMPENSATION
                                                                                     BENEFITS       ESTIMATED            FROM
                       VAN             VAN                                           ACCRUED          ANNUAL          REGISTRANT
NAME OF              KAMPEN           KAMPEN       VAN KAMPEN                       AS PART OF       BENEFITS          AND FUND
PERSON,              EQUITY           GLOBAL       GROWTH AND      VAN KAMPEN          FUND            UPON          COMPLEX PAID
POSITION             GROWTH         FRANCHISE        INCOME        REAL ESTATE      EXPENSES      RETIREMENT (7)  TO TRUSTEES (8)(9)
---------------   -------------   -------------   -------------   -------------   -------------   --------------  ------------------
JOHN G. TURNER               --              --              --              --              --              --                   --
TRUSTEE (2)

THOMAS J.
MCINERNEY                    --              --              --              --              --              --                   --
TRUSTEE (2)

JOHN V. BOYER,    $         150   $         260   $       2,120   $       1,060             N/A             N/A   $           92,625
TRUSTEE (3)

J. MICHAEL
EARLEY            $         141   $         247   $       2,097   $       1,032             N/A             N/A   $           91,000
TRUSTEE

R. BARBARA
GITENSTEIN        $         178   $         293   $       2,386   $       1,201             N/A             N/A   $          104,000
TRUSTEE

PATRICK W.
KENNY, TRUSTEE    $         120   $         210   $       1,730   $         870             N/A             N/A   $           75,625
(3)

ROGER B.
VINCENT           $         186   $         310   $       2,526   $       1,271             N/A             N/A   $          110,000
TRUSTEE(7)

PAUL S. DOHERTY   $         180   $         299   $       2,435   $       1,224             N/A             N/A   $          106,000
TRUSTEE (3)

WALTER H. MAY     $         220   $         364   $       2,985   $       1,500             N/A             N/A   $          130,000
TRUSTEE

BLAINE E. RIEKE   $         173   $         286   $       2,341   $       1,176             N/A             N/A   $          102,000
TRUSTEE (5)

RICHARD A.
WEDEMEYER         $         187   $         309   $       2,527   $       1,269             N/A             N/A   $          110,000
TRUSTEE

JOCK PATTON       $         210   $         349   $       2,891   $       1,444             N/A             N/A   $          126,000
TRUSTEE

DAVID W.C.
PUTNAM            $         179   $         296   $       2,320   $       1,191             N/A             N/A   $          101,000
TRUSTEE



(1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.


(2) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSI, the manager and distributor to the Trust. Officers and Trustees who are interested persons of ING or the Manager do not receive any compensation from the Portfolio.


(3) Mr. Doherty resigned as a Trustee effective December 31, 2004. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios. Each Portfolio's compensation amount as listed for Messrs. Boyer and Kenny is estimated. The total compensation reflected is that of the fees paid by ING Partners, Inc.

(4) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

(5). Mr. Reike may be deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because a family member is an employee of Goldman, Sachs & Co., the parent company of a Portfolio Manager to one of the Portfolios. For a period of time prior to May 1, 2003, Mr. Rieke may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Tollkeeper Portfolio of the Trust, due to a family member's employment by the Portfolio Manager of that Portfolio.

(6) Because ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of the fiscal year ended December 31, 2004, compensation has not been paid to the Trustees on their behalf, therefore the amounts listed for ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios represent estimated future compensation to the Trustees by the Trust and other funds managed by DSI and its affiliates.

(7) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(8)  Represents compensation for 117 funds.

(9) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

OWNERSHIP OF SHARES

     Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members) share ownership in securities of the Trust's Manager or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Manager or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2004.


                              NAME OF OWNERS AND
                               RELATIONSHIP TO                                                    VALUE OF          PERCENTAGE OF
     NAME OF TRUSTEE              TRUSTEE                COMPANY          TITLE OF CLASS         SECURITIES            CLASS
     ----------------------   ------------------    -----------------    -----------------   ------------------   ------------------
     JOHN V. BOYER (1)                       N/A                  N/A                  N/A   $                0                  N/A
     PAUL S. DOHERTY (2)                     N/A                  N/A                  N/A   $                0                  N/A
     J. MICHAEL EARLEY                       N/A                  N/A                  N/A   $                0                  N/A
     R. BARBARA GITENSTEIN                   N/A                  N/A                  N/A   $                0                  N/A
     PATRICK W. KENNY (1)                    N/A                  N/A                  N/A   $                0                  N/A
     WALTER H. MAY                           N/A                  N/A                  N/A   $                0                  N/A
     JOCK PATTON                             N/A                  N/A                  N/A   $                0                  N/A
     DAVID W. C. PUTNAM                      N/A                  N/A                  N/A   $                0                  N/A
     BLAINE E. RIEKE (2)                     N/A                  N/A                  N/A   $                0                  N/A
     ROGER B. VINCENT                        N/A                  N/A                  N/A   $                0                  N/A
     RICHARD A. WEDEMEYER                    N/A                  N/A                  N/A   $                0                  N/A


     (1)  Became a Trustee on January 1, 2005.
     (2)  Retired as of December 31, 2004.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     As of March 31, 2005, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSI or ING Groep, N.V. ("ING") or any affiliated companies of DSI or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSI or ING or any affiliated companies of DSI or ING.

     Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates. As of March 31, 2005, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Portfolios addressed herein, except as set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.

                                                       PERCENTAGE  PERCENTAGE
                 PORTFOLIO AND CLASS                    OF CLASS   OF PORTFOLIO          NAME AND ADDRESS
-----------------------------------------------------  ----------  -------------  -----------------------------------
                                                                                  ING INVESTMENTS LLC
                                                                                  ATTN: LYDIA HOMER
                                                                                  7337 E DOUBLETREE RANCH RD
ING EVERGREEN HEALTH SCIENCES CLASS R                      100.00%          0.00% SCOTTSDALE AZ 85258-2160
                                                                                  ING INVESTMENTS LLC
                                                                                  ATTN LYDIA HOMER
                                                                                  7337 E DOUBLETREE RANCH RD
ING EVERGREEN OMEGA CLASS R                                100.00%          0.00% SCOTTSDALE AZ 85258-2160
                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING MARSICO GROWTH CLASS R                                  15.06%          0.03% HARTFORD CT 06156-0001

                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING MARSICO GROWTH CLASS R                                  84.94%          0.17% HARTFORD CT 06156-0001
                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING MERCURY LARGE CAP GROWTH CLASS R                       100.00%          0.43% HARTFORD CT 06156-0001
                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING MFS TOTAL RETURN CLASS R                                78.21%          0.16% HARTFORD CT 06156-0001

                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING MFS TOTAL RETURN CLASS R                                21.79%          0.04% HARTFORD CT 06156-0001

                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING T ROWE PRICE CAP APPRECIATION CLASS R                   43.16%          0.26% HARTFORD CT 06156-0001
                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING T ROWE PRICE CAP APPRECIATION  CLASS R                  12.67%          0.08% HARTFORD CT 06156-0001

                                                                                  RELIASTER LIFE INSURANCE CO
                                                                                  FBO SELECT LIFE NY
                                                                                  RTE 5106 PO BOX 20
ING T ROWE PRICE CAP APPRECIATION CLASS R                    6.55%          0.04% MINNEAPOLIS MN 55440-0020

                                                       PERCENTAGE   PERCENTAGE
                 PORTFOLIO AND CLASS                    OF CLASS   OF PORTFOLIO             NAME AND ADDRESS
-----------------------------------------------------  ----------  -------------  -----------------------------------
                                                                                  RELIASTAR LIFE INSURANCE CO
                                                                                  FBO SVUL I
                                                                                  ATTN JILL BARTH CONVEYOR TN41
                                                                                  151 FARMINGTON AVE
ING T ROWE PRICE CAP APPRECIATION CLASS R                   37.61%          0.23% HARTFORD CT 06156-0001
                                                                                  ING USA ANNUITY AND LIFE INSURANCE
                                                                                  COMPANY
                                                                                  1475 DUNWOODY DR
ING T ROWE PRICE EQUITY INCOME CLASS R                       7.98%          0.03% WEST CHESTER PA 19380-1478
                                                                                  ING USA ANNUITY AND LIFE INSURANCE
                                                                                  COMPANY
                                                                                  1475 DUNWOODY DR
ING T ROWE PRICE EQUITY INCOME CLASS R                      89.01%          0.30% WEST CHESTER PA 19380-1478
                                                                                  ING INVESTMENTS LLC
                                                                                  ATTN: LYDIA HOMER
                                                                                  7337 E DOUBLETREE RANCH RD
ING EVERGREEN HEALTH SCIENCES CLASS R                      100.00%          0.00% SCOTTSDALE AZ 85258-2160
                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING JPMORGAN SMALL CAP EQUITY CLASS R                       27.42%          0.03% HARTFORD CT 06156-0001
                                                                                  RELIASTAR LIFE INSURANCE CO
                                                                                  FBO SVUL I
                                                                                  ATTN JILL BARTH CONVEYOR TN41
                                                                                  151 FARMINGTON AVE
ING JPMORGAN SMALL CAP EQUITY CLASS R                       72.58%          0.07% HARTFORD CT 06156-0001

                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING MARSICO GROWTH CLASS R                                  34.22%          0.12% HARTFORD CT 06156-0001
                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING MARSICO GROWTH CLASS R                                  64.28%          0.23% HARTFORD CT 06156-0001
                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING MERCURY LARGE CAP GROWTH CLASS R                        95.32%          1.00% HARTFORD CT 06156-0001

                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING MFS TOTAL RETURN CLASS R                                86.36%          0.29% HARTFORD CT 06156-0001

                                                       PERCENTAGE  PERCENTAGE OF
                 PORTFOLIO AND CLASS                    OF CLASS    PORTFOLIO             NAME AND ADDRESS
-----------------------------------------------------  ----------  -------------  -----------------------------------
                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
                                                                                  HARTFORD CT 06156-0001
ING MFS TOTAL RETURN CLASS R                                13.64%          0.05%

                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING T ROWE PRICE CAP APPRECIATION CLASS R                   60.64%          0.60% HARTFORD CT 06156-0001
                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING T ROWE PRICE CAP APPRECIATION CLASS R                   13.42%          0.13% HARTFORD CT 06156-0001
ING T ROWE PRICE CAP APPRECIATION CLASS R                   22.09%          0.22%
                                                                                  RELIASTAR LIFE INSURANCE CO
                                                                                  FBO SVUL I
                                                                                  ATTN JILL BARTH CONVEYOR TN41
                                                                                  151 FARMINGTON AVE
                                                                                  HARTFORD CT 06156-0001
                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING T ROWE PRICE EQUITY INCOME CLASS R                      50.63%          0.46% HARTFORD CT 06156-0001

                                                                                  ING LIFE INSURANCE & ANNUITY CO
                                                                                  ATTN VALUATION UNIT-TS31
                                                                                  151 FARMINGTON AVE
ING T ROWE PRICE EQUITY INCOME CLASS R                      47.57%          0.43% HARTFORD CT 06156-0001

                                                                                  ING NATIONAL TRUST
                                                                                  151 FARMINGTON AVE # 41
ING VAN KAMPEN GROWTH AND INCOME CLASS R                     9.00%          0.01% HIARTFORD CT 06156-0001
ING VAN KAMPEN GROWTH AND INCOME CLASS R                    91.00%          0.06%

     As of the date of this SAI, FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Fund, and Pioneer Mid Cap Value had not commenced operations, therefore no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with respect to 5% or more of the shares of either of these Portfolios. Further, as of the date of this SAI, only the ADV Class shares of JPMorgan Small Cap Equity, Marsico Growth, Mercury Large Cap Growth, MFS Total Return, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and Van Kampen Growth and Income have commenced operations, therefore no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with regard to 5% or more of the shares of those ADV Class Portfolios that had not commenced operations.

     To the knowledge of management, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of any Portfolio of the Trust as of March 31, 2005.

                              MANAGEMENT AGREEMENTS

     Directed Services, Inc. ("DSI" or "Manager") serves as Manager to the Portfolios pursuant to two Management Agreements (the "Management Agreements") between the Manager and the Trust. DSI's principal address is 1475 Dunwoody Drive, West Chester, PA 19380-1478. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. DSI is registered with the SEC as an investment adviser and with the National Association of Securities Dealers as a broker-dealer. Two Portfolio Managers of the Trust, Baring International Investment Limited and ING Investment Management Co. are affiliates of DSI through their common ownership by ING. DSI has entered into an Administrative Services Sub-Contract (the "Sub-Contract") with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"), effective January 1, 2003, for all Portfolios except FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities. ING Funds Services is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSI under the Management Agreements to the Trust on DSI's behalf. Under the Sub-Contract, ING Funds Services is compensated by DSI a portion of the unified fee for the services performed by ING Funds Services under the Sub-Contract. The Trust has entered into an Administration Agreement with ING Funds Services directly on behalf of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities and MFS Utilities Portfolios. Please see the "Administration" section of this SAI for an explanation of ING Funds Services' responsibilities regarding FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities and MFS Utilities Portfolios.


     The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company ("ING USA") to serve as the investment medium for Variable Contracts issued by ING USA. DSI is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company ("Golden American") and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance & Annuity Company and USG Annuity & Life Company to form ING USA. Golden American was a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly owned subsidiary of Equitable of Iowa. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.


     Pursuant to the Management Agreements, the Manager, subject to the direction of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating for all Portfolios, at the Manager's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law;

(v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Management Agreements. Other responsibilities of the Manager are described in the Prospectus.

     The Trust and the Manager have received an exemptive order from the SEC that allows the Manager to enter into new investment sub-advisory contracts ("Portfolio Management Agreements") and to make material changes to Portfolio Management Agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Portfolio Management Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. The Manager remains responsible for providing general management services to each of the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio's assets; (iii) when appropriate, allocate and reallocate a Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio's investment objectives, policies and restrictions.


     The Manager shall make its officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.


     In considering the Management Agreements and Portfolio Management Agreements, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.

     In connection with their deliberations relating to each Portfolio's current Management Agreement and Portfolio Management Agreement, if applicable, the Board, including the Independent Trustees, considered information that had been provided by DSI and the Portfolio Managers to the Portfolios that engage them throughout the year at regular Board Meetings, as well as information specifically furnished for a Board meeting held annually to specifically consider such renewals. This information included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and its respective peer group, as well as information about the Portfolio's investment portfolio, objectives and strategies; (2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by Kirkpatrick & Lockhart LLP, counsel to the Independent Trustees; (4) copies of each form of management and portfolio management agreement; (5) copies of the Form ADV for each investment manager and portfolio manager to the Portfolios; (6) financial statements for each investment manager and portfolio manager to the Portfolios; and (7) other information relevant to their evaluations.

     The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of Management and Portfolio Management Agreements, including an analysis for each Portfolio of how performance and fees compare to its selected peer group and designated benchmarks.

     The following paragraphs outline certain of the specific factors the Board considered in relation to renewing the Portfolios' current Management and Portfolio Management Agreements, as applicable.


AIM MID CAP GROWTH


     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its primary benchmark index and Selected Peer Group median for all periods reviewed by the Board, and (4) the Portfolio Manager appointed a new portfolio manager in March 2003 to address the Board and the Adviser's concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Board believes it is appropriate to allow the portfolio manager a reasonable period of time to manage the Portfolio in order to properly evaluate performance.

ALLIANCE MID CAP GROWTH

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

CAPITAL GUARDIAN MANAGED GLOBAL

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is above the median and the average, and one standard deviation of the average expense ratios of its Selected Peer Group, and (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for the one- and three-year periods, but outperformed them for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) in response to discussions with the Trustees, the Adviser has agreed to lower the management fee of the Portfolio to a level that is only slightly above the median and average management fees of its Selected Peer Group, (2) the management fee reduction has the effect of reducing the Portfolio's total expenses to a level that is only slightly higher than the median and average expense ratio of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable, and the Adviser continues to work with the Sub-Adviser with respect to the Portfolio's performance.

CAPITAL GUARDIAN SMALL/MID CAP VALUE

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark indices and Selected Peer Group median for all periods reviewed by the Board, and (4) the Adviser continues to closely monitor the Portfolio and work with the Sub-Adviser to improve performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee and expense ratio for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Adviser will continue to monitor closely the performance of the Portfolio.

CAPITAL GUARDIAN U.S. EQUITIES

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


EAGLE ASSET CAPITAL APPRECIATION


     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, (3) the Portfolio underperformed its benchmark indices for the one-, and two-year periods and most recent quarter, and its Selected Peer Group median for the one-, two-, and five-year periods, but outperformed its benchmark indices for the three-, and five-year periods and its Selected Peer Group for the three-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Board believes it is appropriate to allow the new portfolio manager put into place in May 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.

EVERGREEN HEALTH SCIENCES

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio was very recently launched and it is premature to evaluate.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.

EVERGREEN OMEGA

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio was very recently launched and it is premature to evaluate.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.

FMR(SM) DIVERSIFIED MID CAP

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the

Portfolio is competitive with that of its Selected Peer Group, and (3) the Board believes it is appropriate to allow the new portfolio manager put in place in February 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.

GOLDMAN SACHS TOLLKEEPER

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is above the median and the average of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is above the median and the average of its Selected Peer Group, but within one standard deviation of the average, (3) the Portfolio underperformed its benchmark indices and Select Peer Group median for the one- and three-year periods, but outperformed its Selected Peer Group median for the two-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     In response to input from the Board, the Adviser agreed to lower the Portfolio's expense limit, thereby reducing the Portfolio's total expenses. After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the new expense limit is equal to the Selected Peer Group's average expense ratio, (3) to address Board concerns with performance, the investment strategy of the Portfolio was revised in April 2004, and (5) the Board believes it is appropriate to allow the Sub-Adviser more time to operate the Portfolio under the new investment strategy before evaluating performance.

GLOBAL RESOURCES

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is well below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is well below the median and the average of its Selected Peer Group, and (3) the Portfolio underperformed its style specific benchmark index for the one-, and two-year periods, but outperformed for the three-, and five-year periods, and (4) the Portfolio underperformed its Selected Peer Group median for all periods represented but the Portfolio outperformed the broad market index for the one-, two-, three-, and five-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

INTERNATIONAL

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation, and (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other considerations, (1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the portfolio managers have been consistent in their investment approach, focusing on higher quality international securities and the Adviser continues to work with the Sub-Adviser to improve the Portfolio's performance.

JANUS CONTRARIAN

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

JENNISON EQUITY OPPORTUNITIES

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) since Jennison assumed responsibility for the Portfolio in July 2002, the Portfolio outperformed its benchmark index and Selected Peer Group median for the one- and two-year periods .

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has improved since Jennison was appointed Portfolio Manager.

JPMORGAN EMERGING MARKETS EQUITY

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for the periods reviewed by the Board, and (4) the Manager has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group (2) the expense ratio for the Portfolio is competitive with that of its adjusted Selected Peer Group, (3) the Manager continues to monitor the Portfolio and explore alternatives to improve performance, and (4) action has been taken to improve Portfolio performance and the Manager committed to further address performance concerns.

     The Manager further addressed those concerns by recommending the engagement of J.P. Morgan Investment Management Inc. ("JPMorgan") as the portfolio manager. In reaching a decision to engage JPMorgan as the new portfolio manager, the Board, including a majority of the Independent Trustees, considered the performance of the Portfolio for the latest one-, three-, and five-year periods. The Board also considered the performance of a portfolio managed by JPMorgan with a similar investment style to that of the Portfolio. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Manager's view that JPMorgan is a well-known management company with a solid investment platform and currently has an alliance partnership with ING; (2) JPMorgan's experience and skill in managing international funds; (3) the nature and quality of the services to be provided by JPMorgan; (4) the fairness of the compensation under the new Portfolio Management Agreement in light of the services to be provided to that of the former portfolio manager, and various industry averages for similar funds; (5) the qualifications of JPMorgan's personnel, portfolio management capabilities and investment methodologies and the history of steady performance of JPMorgan's own retail fund, which is managed according to the JPMorgan style of investing; (6) JPMorgan's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (7) JPMorgan's financial condition; (8) the costs for the services to be provided by JPMorgan and the fact that these costs will be paid by the Manager and not directly by the Portfolio; (9) the appropriateness of the selection of JPMorgan and the employment of the new investment strategy in light of the Portfolio's investment objective and its current and prospective investor base; and (10) JPMorgan's Code of Ethics and related procedures for complying therewith. The Board also considered the management fee to be retained by DSI for its oversight and monitoring services that will be provided to the Portfolio.

     During the course of its deliberations, the Board reached the following conclusions regarding JPMorgan and the new portfolio management agreement, among others: (1) JPMorgan is qualified to manage the Portfolio's assets in accordance with the revised investment strategy based in part on JPMorgan's steady performance in its own funds and the success of the JPMorgan investment team based on its consistent investment process and philosophy throughout various market conditions; (2) JPMorgan has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the new Portfolio Management Agreement; (3) the revised investment strategy would not materially affect the current risk profile of the Portfolio; and (4) believes the compensation to be paid by the Manager under the new portfolio management agreement is fair and reasonable in relation to the services to be provided by JPMorgan, the compensation paid to the former portfolio manager and various industry averages for similar funds.


JPMORGAN SMALL CAP EQUITY

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio underperformed its benchmark index for the one-and two-year periods, but outperformed its benchmark index for the most recent quarter and year-to-date and its Selected Peer Group median for the periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

JULIUS BAER FOREIGN

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other considerations, (1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Board believes it is appropriate to allow the new Sub-Adviser put in place in September 2003 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.

LEGG MASON VALUE

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is equal to the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index for the one- and two-year period and its Selected Peer Group median for the two-year period, but slightly outperformed its benchmark index for the three-year period, significantly outperformed its benchmark index for the most recent quarter and outperformed its Selected Peer Group median for the remaining periods reviewed by the Board, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance by retaining Legg Mason as Portfolio Manager in May 2004.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is comparable with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Portfolio's performance has improved since the change in Portfolio Manager.

LIMITED MATURITY BOND

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and its Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

MARSICO GROWTH

     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) since Marsico assumed responsibility for the Portfolio in December 2002, the Portfolio underperformed its benchmark and Selected Peer Group median for the one-year period, but outperformed for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable since Marsico assumed responsibility for the Portfolio in December 2002.

MERCURY FOCUS VALUE

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average based on its adjusted Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for the one- and two-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

MERCURY LARGE CAP GROWTH

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its benchmark for the two-year period and the most recent quarter, but outperformed its benchmark index for the one-year period and its Selected Peer Group median for the one- and two-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

MFS MID CAP GROWTH

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) with the exception of the most recent quarter, the Portfolio underperformed its benchmark indices but the Portfolio has outperformed its Selected Peer Group for the one-, and two-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's recent performance has been improving.

MFS TOTAL RETURN

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its blended benchmark index and only slightly underperformed its Selected Peer Group median for the one-, and two-year periods, but outperformed its blended benchmark index and Selected Peer Group median for the three-, and five-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

PIMCO CORE BOND

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

PIMCO HIGH YIELD

     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio was very recently launched and it is premature to evaluate.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.


OPPENHEIMER MAIN STREET


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the median and the average of the Portfolio's adjusted Selected Peer Group but within one standard deviation of the average, (3) the Portfolio underperformed its benchmark indices for the periods presented but the Portfolio's performance has shown recent improvement in comparison to the funds in its Selected Peer Group, and (4) action has been taken to address Board concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its adjusted Selected Peer Group, and (3) action has been taken to improve the Portfolio's performance by implementing a change in portfolio management and the Manager committed to further address performance concerns.

     The Manager further addressed those concerns by recommending the engagement of OppenheimerFunds, Inc. ("OppenheimerFunds") as the portfolio manager. In reaching a decision to engage OppenheimerFunds as the new portfolio manager, the Board, including a majority of the Independent Trustees, considered the performance of the Portfolio for the latest one-, three-, and five-year periods. The Board also considered the performance of a portfolio managed by OppenheimerFunds with a similar investment style to that of the Portfolio. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Manager's view that OppenheimerFunds is a well-known management company with a solid investment platform and currently has an alliance partnership with ING; (2) OppenheimerFunds' experience and skill in managing domestic equity funds; (3) the nature and quality of the services to be provided by OppenheimerFunds; (4) the fairness of the compensation under the new portfolio management agreement in light of the services to be provided to that of the former portfolio manager, and various industry averages for similar funds; (5) the qualifications of OppenheimerFunds' personnel, portfolio management capabilities and investment methodologies and the history of steady performance of OppenheimerFunds' own retail fund, which is managed according to the "Oppenheimer Main Street" style of investing ; (6) OppenheimerFunds' operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (7) OppenheimerFunds' financial condition; (8) the costs for the services to be provided by OppenheimerFunds and the fact that these costs will be paid by the Adviser and not directly by the Portfolio; (9) the appropriateness of the selection of OppenheimerFunds and the employment of the new investment strategy in light of the Portfolio's investment objective and its current and prospective investor base; and (10) OppenheimerFunds' Code of Ethics and related procedures for complying therewith. The Board also considered the management fee to be retained by DSI for its oversight and monitoring services that will be provided to the Portfolio.

     During the course of its deliberations, the Board reached the following conclusions regarding OppenheimerFunds and the new portfolio management agreement, among others: (1) OppenheimerFunds is qualified to manage the Portfolio's assets in accordance with the revised investment strategy based in part on Oppenheimer's steady performance in its own funds and the success of the "Oppenheimer Main Street" team based on its consistent investment process and philosophy throughout various market conditions; (2) OppenheimerFunds has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the New Portfolio Management Agreement; (3) the revised investment strategy would not materially affect the current risk profile of the Portfolio; and (4) believes the compensation to be paid by the Manager under the new portfolio management agreement is fair and reasonable in relation to the services to be provided by OppenheimerFunds, the compensation paid to the former portfolio manager and various industry averages for similar funds.

SALOMON BROTHERS ALL CAP

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its Selected Peer Group median for the three-year period, but outperformed it for the one-, and two-year periods, and consistently outperformed its benchmark index.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

SALOMON BROTHERS INVESTORS

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its benchmark indices and Selected Peer Group median for the one-year period, but outperformed its Selected Peer Group median for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

T. ROWE PRICE CAPITAL APPRECIATION

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is slightly above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Portfolio is equal to the median and below the average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark indices and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

T. ROWE PRICE EQUITY INCOME

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of its Selected Peer Group, and
(3) the Portfolio underperformed its benchmark index for the two-year period and its Selected Peer Group median for the one-, two-, and five-year periods, but outperformed its benchmark index for the one-, three-, and five-year periods and most recent quarter and its Selected Peer Group median for the three-year period and most recent quarter.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

UBS U.S. ALLOCATION

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is above the median and average management fees of its Selected Peer Group, but within one standard deviation, (2) the expense ratio for the Portfolio is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation, and (3) the Adviser has taken action to address Board concerns about the Portfolio's performance by hiring UBS Global Asset Management, Inc. in May 2003 to serve as Portfolio Manager.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Portfolio's performance has improved since the change in Portfolio Manager.

VAN KAMPEN EQUITY GROWTH

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median for the one- and two-year periods and most recent quarter, and (4) the Portfolio Manager appointed a new portfolio manager in June 2004 to address the Board and the Adviser's concerns about the Portfolio's performance.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and
(3) the Board believes it is appropriate to allow the new portfolio managers put in place in June 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.

VAN KAMPEN GLOBAL FRANCHISE

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio underperformed its benchmark index for the two-year period, but outperformed it for the one-year period and year-to-date and outperformed its Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

VAN KAMPEN GROWTH AND INCOME

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark indices and Selected Peer Group median for the one-, and three-year periods and most recent quarter, its benchmark indices for the five-year period and its Selected Peer Group median for the two-year period.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

VAN KAMPEN REAL ESTATE

     In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average of its Selected Peer Group, and (3) the Portfolio slightly underperformed its benchmark index for the three-, and five-year periods, but outperformed its benchmark index for the one-, and two-year periods and its Selected Peer Group median for the one-, two-, and five-year periods.

     After deliberations based on the above-listed factors, the Board renewed the Management Agreement and Portfolio Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Portfolio Manager is engaged to manage the assets of such Portfolio.


     The Management Agreement continues in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act)) of any such party. The Management Agreement, dated October 24, 1997, as amended May 24, 2002, was last renewed by a majority of the Independent Trustees on September 2, 2004, and was approved by a majority of the shareholders of the Trust at a special meeting of the Trust's shareholders on July 10, 2002. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to October 24, 1997, DSI served as the manager to the Trust pursuant to a Management Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as manager to the Trust pursuant to a Management Agreement dated October 1, 1993.


     As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "unified fee" for all Portfolios except FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities and MFS Utilities Portfolios on behalf of which the Trust pays the Manager and the Administrator separately) in arrears and expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:



             PORTFOLIO                                                                          RATE
             ING AIM Mid Cap Growth Portfolio,                            0.75% first $750 million in combined assets of these
             ING Capital Guardian Small/Mid Cap Portfolio (1),                                   Series
             ING Eagle Asset Capital Appreciation Portfolio (1),                        0.70% next $1.25 billion
             ING Global Resources Portfolio (1),                                        0.65% next $1.5 billion
             ING Jennison Equity Opportunities Portfolio,                      0.60% on assets in excess of $3.5 billion
             ING T. Rowe Price Capital Appreciation Portfolio,
             ING T. Rowe Price Equity Income Portfolio,
             ING Van Kampen Growth and Income Portfolio, and
             ING Van Kampen Real Estate Portfolio

             ING Alliance Mid Cap Growth Portfolio and                    0.85% first $250 million in combined assets of these
             ING Marsico Growth Portfolio (2)                                                    Series
                                                                                        0.80% next $400 million

             PORTFOLIO                                                                          RATE
                                                                                        0.75% next $450 million
                                                                               0.70% on assets in excess of $1.1 billion

             ING Capital Guardian Managed Global Portfolio                            1.00% on first $250 million
                                                                                       0.90% on next $250 million
                                                                               0.80% on assets in excess of $500 million

             ING Capital Guardian U.S. Equities Portfolio (1)                         0.75% on first $500 million
                                                                                       0.70% on next $250 million
                                                                                       0.65% on next $500 million
                                                                               0.60% on assets in excess of $1.25 billion

             ING Evergreen Health Sciences Portfolio                                0.75% on the first $500 million
                                                                               0.70% on assets in excess of $500 million

             ING Evergreen Omega Portfolio                                          0.60% on the first $750 million
                                                                               0.55% on assets in excess of $750 million

             ING FMR(SM) Diversified Mid Cap Portfolio and                 0.75% of first $500 million in combined assets of
             ING UBS U.S. Allocation Portfolio (1)                                            these Series
                                                                                  0.70% of next $250 million in assets
                                                                                       0.65% of next $500 million
                                                                               0.60% on assets in excess of $1.25 billion

             ING FMR(SM) Earnings Growth Portfolio                                    0.62% on first $500 million;
                                                                                      0.57% on next $250 million;
                                                                                   0.52% on assets over $750 million

             ING Goldman Sachs Tollkeeper(SM) Portfolio (1)                       1.35% on first $1 billion in assets
                                                                           1.25% of amount in excess of $1 billion in assets

             ING International Portfolio                                         1.00% of first $500 million of assets
                                                                               0.80% on assets in excess of $500 million

             ING Janus Contrarian Portfolio (1) and                        0.81% on first $250 million in combined assets of
             ING Legg Mason Value Portfolio (1)                                               these Series
                                                                                       0.77% on next $400 million

             PORTFOLIO                                                                          RATE
                                                                                       0.73% on next $450 million
                                                                               0.67% on assets in excess of $1.1 billion

             ING Julius Baer Foreign Portfolio                                         1.00% on first $50 million
                                                                                       0.95% on next $200 million
                                                                                       0.90% on next $250 million
                                                                               0.85% on assets in excess of $500 million

             ING JPMorgan Emerging Markets Equity Portfolio (1)                                  1.25%

             ING JPMorgan Small Cap Equity Portfolio                                  0.90% on first $200 million
                                                                                       0.85% on next $300 million
                                                                                       0.80% on next $250 million
                                                                               0.75% on assets in excess of $750 million

             ING JPMorgan Value Opportunities Portfolio                                   0.40% on all assets

             ING Limited Maturity Bond Portfolio                           0.35% on first $200 million in combined assets of
                                                                                              these Series
                                                                                       0.30% on next $300 million
                                                                               0.25% on assets in excess of $500 million

             ING Marsico International Opportunities Portfolio                                   0.540%

             ING Mercury Focus Value Portfolio                                        0.80% on first $500 million
                                                                                       0.75% on next $250 million
                                                                                       0.70% on next $500 million
                                                                                       0.65% on next $750 million
                                                                                0.60% on assets in excess of $2 billion

             ING Mercury Large Cap Growth Portfolio (1)                               0.80% on first $500 million
                                                                                       0.75% on next $250 million
                                                                                       0.70% on next $500 million
                                                                                       0.65% on next $750 million
                                                                                0.60% on assets in excess of $2 billion

             ING MFS Mid Cap Growth Portfolio (3),                         0.75% on first $250 million in combined assets in these

             PORTFOLIO                                                                          RATE
             ING MFS Total Return Portfolio (3), and                                          Series
             ING Oppenheimer Main Street Portfolio(R)(1)                                0.70% on next $400 million
                                                                                       0.65% on next $450 million
                                                                               0.60% on assets in excess of $1.1 billion

             ING MFS Utilities Portfolio                                                         0.60%

             ING PIMCO Core Bond Portfolio                                            0.75% on first $100 million
                                                                                       0.65% on next $100 million
                                                                               0.55% on assets in excess of $200 million

             ING PIMCO High Yield Portfolio                                                      0.49%

             ING Pioneer Fund Portfolio                                               0.75% on first $500 million
                                                                                       0.70% on next $500 million
                                                                                            0.65% thereafter

             ING Pioneer Mid Cap Value Portfolio                                      0.75% on first $500 million
                                                                                       0.70% on next $500 million
                                                                                            0.65% thereafter

             ING Salomon Brothers All Cap Portfolio and                    0.75% on first $500 million in combined assets of
             ING Salomon Brothers Investors Portfolio                                         these Series
                                                                                       0.70% on next $250 million
                                                                                       0.65% on next $500 million
                                                                               0.60% on assets in excess of $1.25 billion

             ING Van Kampen Equity Growth Portfolio                                      0.65% first $1 billion
                                                                                0.60% on assets in excess of $1 billion

             ING Van Kampen Global Franchise Portfolio                                  1.00% first $250 million
                                                                                        0.90% next $250 million
                                                                               0.75% on assets in excess of $500 million



(1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio..

(2) Directed Services, Inc. voluntarily agreed to waive 0.05% of its fee earned on assets in excess of $1.36 billion with respect to ING Marsico Growth Portfolio.

(3) Effective January 1, 2002, DSI entered into a Portfolio Management agreement with Massachusetts Financial Services Company ("MFS"), the investment sub-advisor of the ING MFS Mid Cap Growth and ING MFS Total Return Portfolios. The Portfolio Management Agreement between DSI and MFS provides that the portfolio management fee paid to MFS will be calculated based upon the combined assets of the two portfolios managed by MFS, which has resulted in lower total Portfolio Manager fees. As a consequence of the savings realized by DSI under the new Portfolio Management agreement with MFS, DSI has voluntarily agreed to waive a portion of its management fee in connection with each Portfolio managed by MFS. For the year ended December 31, 2004, DSI waived $68,796 and $3,511 for ING MFS Mid Cap Growth and ING MFS Total Return Portfolios, respectively. This arrangement may be discontinued by Directed Services, Inc. at any time.

Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2004, 2003, and 2002 were as follows:


For the fiscal year ended December 31:


  PORTFOLIO                                                                2004             2003             2002
  -----------------------------------------------------------------   --------------   --------------   --------------
  ING AIM Mid Cap Growth Portfolio                                    $    1,517,866   $    1,200,587   $    1,713,795
  ING Alliance Mid Cap Growth Portfolio                               $    4,338,926        3,038,760        3,263,550
  ING Capital Guardian Managed Global Portfolio                       $    3,652,544        2,720,882        2,781,297
  ING Capital Guardian Small/Mid Cap Portfolio (1)                    $    3,650,883        2,984,748        3,848,754
  ING Capital Guardian U.S. Equities Portfolio (1)                    $    4,680,279        3,052,061        2,571,200
  ING Eagle Asset Capital Appreciation Portfolio (1)                  $    1,439,545        1,253,903        1,649,726
  ING Evergreen Health Sciences Portfolio                             $      118,160              N/A              N/A
  ING Evergreen Omega Portfolio                                       $       14,349              N/A              N/A
  ING FMR(SM) Diversified Mid Cap Portfolio                           $    1,457,406          912,262          708,159
  ING FMR(SM) Earnings Growth Portfolio (2)                                      N/A              N/A              N/A
  ING Global Resources Portfolio (1)                                  $    1,134,420          584,751          474,104
  ING Goldman Sachs Tollkeeper(SM) Portfolio (1)                      $      824,211          506,545          188,409
  ING International Portfolio                                         $    1,940,279        1,525,191        1,863,379
  ING Janus Contrarian Portfolio (1)                                  $      459,615          281,619          256,643
  ING Jennison Equity Opportunities Portfolio                         $    2,132,641        1,982,033        3,023,256
  ING JPMorgan Emerging Markets Equity Portfolio (1)                  $    1,651,813        1,129,810        1,279,234
  ING JPMorgan Small Cap Equity Portfolio (3)                         $    1,213,857          328,237           50,787
  ING JPMorgan Value Opportunities Portfolio (2)                                 N/A              N/A              N/A
  ING Julius Baer Foreign Portfolio (3)                               $    1,573,295          195,736           47,695
  ING Legg Mason Value Portfolio (1)                                  $    2,034,681        1,526,514        1,148,928
  ING Limited Maturity Bond Portfolio                                 $    1,307,052        1,713,529        2,127,777
  ING Marsico Growth Portfolio                                        $    6,511,368        5,560,753        7,712,264
  ING Marsico International Opportunities Portfolio (2)                          N/A              N/A              N/A
  ING Mercury Focus Value Portfolio (3)                               $      516,575          119,787           26,732
  ING Mercury Large Cap Growth Portfolio (1) (3)                      $      135,945           76,638           16,476
  ING MFS Mid Cap Growth Portfolio                                    $    4,817,317        4,026,704        5,999,395
  ING MFS Total Return Portfolio                                      $    9,029,097        7,319,677        8,053,249

  ING MFS Utilities Portfolio (2)                                                N/A              N/A              N/A
  ING Oppenheimer Main Street Portfolio (1)                           $    3,972,937        3,773,588        5,571,955
  ING PIMCO Core Bond Portfolio                                       $    3,755,448        3,277,955        1,921,766
  ING PIMCO High Yield Portfolio                                      $    2,036,321              N/A              N/A
  ING Pioneer Fund Portfolio (2)                                                 N/A              N/A              N/A
  ING Pioneer Mid Cap Value Portfolio (2)                                        N/A              N/A              N/A
  ING Salomon Brothers All Cap Portfolio                              $    3,447,539        2,411,245        2,630,715
  ING Salomon Brothers Investors Portfolio                            $    1,230,604          823,421          889,843
  ING T. Rowe Price Capital Appreciation Portfolio                    $   11,089,188        7,842,825        7,290,018
  ING T. Rowe Price Equity Income Portfolio                           $    5,507,279        3,378,378        3,625,987
  ING UBS U.S. Allocation Portfolio (1)                               $      655,016          387,232          499,800
  ING Van Kampen Equity Growth Portfolio (3)                          $      411,959          141,263           19,966
  ING Van Kampen Global Franchise Portfolio (3)                       $    1,077,024          399,707           73,028
  ING Van Kampen Growth and Income Portfolio                          $    5,293,534        4,423,135        5,947,389
  ING Van Kampen Real Estate Portfolio                                $    2,830,711        1,711,561        1,445,453



  (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.


  (2) Portfolio had not commenced operations as of December 31, 2004, therefore no fees were paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2004, 2003, and 2002.

  (3) Portfolio commenced operations on May 1, 2002.

                               PORTFOLIO MANAGERS

     The Manager has engaged the services of certain portfolio managers (the "Portfolio Managers") to provide portfolio management services to the Portfolios. The Trust, DSI and each Portfolio Manager have entered into Portfolio Management Agreements, which were approved by the Trustees of the Trust and by shareholders of those Portfolios of the Trust that are managed by affiliated Portfolio Managers of the Manager. The Portfolio Manager of Van Kampen Global Franchise Portfolio, Morgan Stanley Investment Management Inc. (MSIM, Inc.), has entered into a sub-portfolio management agreement with a MSIM, Inc.-affiliated entity, Morgan Stanley Investment Management Limited ("MSIML"), so that MSIM, Inc. may utilize MSIML's services as well as delegate some of its portfolio management responsibilities for the Portfolio to MSIML.

     Pursuant to separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee in arrears expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:


PORTFOLIO MANAGER                             PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
-------------------------------------------   -----------------------------------------   ------------------------------------
A I M Capital Management, Inc.                ING AIM Mid Cap Growth Portfolio            0.45% on the  first $50 million
                                                                                          0.40% on the next $450 million;

PORTFOLIO MANAGER                             PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
-------------------------------------------   -----------------------------------------   ------------------------------------
                                                                                          0.375% on the next $500 million; and
                                                                                          0.35% on assets over $1 billion

Alliance Capital Management L.P.              ING Alliance Mid Cap Growth Portfolio       0.75% on the first $10 million;
                                                                                          0.625% on the next $10 million;
                                                                                          0.50% on the next $20 million;
                                                                                          0.375% on the next $20 million; and
                                                                                          0.25% on assets over of $60 million

Baring International Investment Limited       ING Global Resources Portfolio (1)          0.40%

Capital Guardian Trust Company

                                              ING Capital Guardian Managed Global         0.60% on the first $125 million;
                                              Portfolio                                   0.50% on the next $125 million;
                                                                                          0.45% on the next $150 million; and
                                                                                          0.40% on assets over $400 million

                                              ING Capital Guardian Small/Mid Cap          0.60% on the first $125 million;
                                              Portfolio (1)                               0.50% on the next $125 million;
                                                                                          0.40% on the next $150 million; and
                                                                                          0.35% on assets over $400 million

                                              ING Capital Guardian U.S. Equities          0.50% on the first $150 million;
                                              Portfolio (1)                               0.45% on the next $150 million;
                                                                                          0.35% on the next $200 million;
                                                                                          0.30% on the next $500 million;
                                                                                          0.275% on the next $1 billion; and
                                                                                          0.25% on assets over $2 billion

Eagle Asset Management, Inc.                  ING Eagle Asset Capital Appreciation        0.40% on the first $300 million; and
                                              Portfolio (1)                               0.25% on assets over of $300 million

Evergreen Investment Management Company, LLC  ING Evergreen Health Sciences               0.45% of average daily net assets
                                              Portfolio

                                              ING Evergreen Omega Portfolio               0.30% of average daily net assets

Fidelity Management & Research Company        ING FMR(SM) Diversified Mid Cap             0.50% on the first $250 million;
                                              Portfolio                                   0.40% on the next $500 million; and
                                                                                          0.35% on assets over $750 million

PORTFOLIO MANAGER                             PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
-------------------------------------------   -----------------------------------------   ------------------------------------
                                              ING FMR(SM) Earnings Growth Portfolio (2)   0.45% on the first $250 million;
                                                                                          0.40% on the next $500 million; and
                                                                                          0.35% on assets over $750 million

Goldman Sachs Asset Management, L.P.          ING Goldman Sachs Tollkeeper(SM)            0.55% on the first $100 million; and
                                              Portfolio (1)                               0.50% on assets over $100 million

ING Investment Management Co.                 ING International Portfolio                 0.45% on the first $500 million; and
                                                                                          0.36% on assets over $500 million

                                              ING Limited Maturity Bond Portfolio         0.1575% on the first $200 million in
                                                                                          combined  of these Series; assets
                                                                                          0.1350% on the next $300 million;
                                                                                          and 0.1125% on assets over $500
                                                                                          million.

                                              ING Stock Index Portfolio                   0.1215%

Janus Capital Management LLC                  ING Janus Contrarian Portfolio (1)          0.45% on first $500 million;
                                                                                          0.425% on next $500 million; and
                                                                                          0.40% on assets over $1 billion.

Jennison Associates LLC                       ING Jennison Equity Opportunities           0.50% on the first $50 million;
                                              Portfolio                                   0.475% on the next $150 million;
                                                                                          0.45% on the next $300 million; and
                                                                                          0.40% on assets over $500 million

PORTFOLIO MANAGER                             PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
-------------------------------------------   -----------------------------------------   ------------------------------------
J.P. Morgan Investment Management Inc.        ING JPMorgan Small Cap Equity               0.55% on the first $200 million;
                                              Portfolio                                   0.50% on the next $300 million; and
                                                                                          0.45% on assets over $500 million

                                              ING JPMorgan Value Opportunities            0.40% on the first $50 million;
                                              Portfolio (2)                               0.30% on the next $50 million; and
                                                                                          0.25% on assets over $100 million

                                              ING JPMorgan Emerging Markets Equity        0.60% of the first $75 million;
                                              Portfolio (3)                               0.50% on the next $75 million
                                                                                          0.40% on the next $350 million
                                                                                          0.35% on assets over $500 million

Julius Baer Investment Management LLC         ING Julius Baer Foreign Portfolio (4)       0.45% on the first $500 million; and
                                                                                          0.40% on assets over $500 million

Legg Mason Funds Management, Inc.             ING Legg Mason Value Portfolio (1) (5)      0.70% on the first $50 million;
                                                                                          0.45% on the next $50 million;
                                                                                          0.40% on the next $50 million;
                                                                                          0.35% on the next $50 million;
                                                                                          0.30% on assets over $200 million

Marsico Capital Management, LLC               ING Marsico Growth Portfolio and            0.45% on the first $500 million in
                                              ING Marsico International                   combined assets of these series;
                                              Opportunities Portfolio (2)                 0.40% on the next $1 billion; and
                                                                                          0.35% on assets over $1.5 billion

Massachusetts Financial Services Company      ING MFS Mid Cap Growth Portfolio (6)        0.35% on the first $500 million in
                                              ING MFS Total Return Portfolio (6)          combined assets of these series;
                                              ING MFS Utilities Portfolio (2) (6)         0.30% on the next $1 billion; and
                                                                                          0.25% on assets over $1.5 billion

Mercury Advisors                              ING Mercury Large Cap Growth                0.40% on the first $250 million;
                                              Portfolio (1)                               0.35% on the next $250 million; and
                                                                                          0.325% on assets over $500 million
                                              ING Mercury Focus Value Portfolio

                                                                                          0.40% on the first $250 million;
                                                                                          0.35% on the next $250 million;
                                                                                          0.325% on assets over $500 million

Morgan Stanley Investment Management Inc.     ING Van Kampen Growth and                   0.50% on the first $100 million;

PORTFOLIO MANAGER                             PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
-------------------------------------------   -----------------------------------------   ------------------------------------
d/b/a Van Kampen                              Income Portfolio                            0.40% on the next $100 million;
                                                                                          0.30% on the next $100 million;
                                                                                          0.25% on the next $700 million; and
                                                                                          0.20% on assets over $1 billion

                                              ING Van Kampen Real Estate Portfolio        0.50% on the first $200 million; and
                                                                                          0.40% on assets over $200 million

                                              ING Van Kampen Global Franchise             0.65% on first $150 million;
                                              Portfolio                                   0.55% on next $150 million;
                                                                                          0.45% on next $200 million; and
                                                                                          0.40% on assets over $500 million


                                              ING Van Kampen Equity Growth Portfolio      0.45% on the first $100 million; and
                                                                                          0.35% on assets over $100 million

OppenheimerFunds, Inc.                        ING Oppenheimer Main Street Portfolio       0.23% on all assets
                                              (7) (8)

Pacific Investment Management Company LLC     ING PIMCO Core Bond Portfolio               0.25%
                                              ING PIMCO High Yield Portfolio (3)

Pioneer Investment Management, Inc.           ING Pioneer Fund Portfolio (2)              0.40% on first $500 million;
                                                                                          0.35% on next $500 million; and
                                                                                          0.30% on assets over $1 billion

                                              ING Pioneer Mid Cap Value Portfolio         0.40% on first $500 million;
                                              (2)                                         0.35% on next $500 million; and
                                                                                          0.30% on assets over $1 billion

Salomon Brothers Asset Management Inc         ING Salomon Brothers Investors              0.43% on first $150 million in
                                              Portfolio  (9)                              combined assets of these series;
                                              ING Salomon Brothers All Cap                0.40% on next $350 million; and
                                              Portfolio (9)                               0.35% on assets over $500 million

PORTFOLIO MANAGER                             PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
-------------------------------------------   -----------------------------------------   ------------------------------------
T. Rowe Price Associates                      ING T. Rowe Price Capital                   0.50% of first $250 million;
                                              Appreciation Portfolio (10)                 0.40% of next $250 million;
                                                                                          0.40% on all assets once assets
                                                                                          reach $500 million up to $1 billion;
                                                                                          and 0.35% on assets over $1 billion

                                              ING T. Rowe Price Equity Income             0.40% of first $250 million;
                                              Portfolio (10)                              0.375% on next $250 million; and
                                                                                          0.35% on assets over $500 million

UBS Global Asset Management                   ING UBS U.S. Allocation Portfolio (1)       0.40% on the first $100 million;
                                                                                          0.35% on the next $200 million;
                                                                                          0.30% on the next $200 million; and
                                                                                          0.25% on assets over $500 million



     (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

     (2)  The Portfolio has not commenced operations as of the date of this SAI.

     (3) J.P. Morgan Investment Management Inc. serves as the Portfolio Manager to ING JPMorgan Emerging Markets Equity Portfolio. ING Investment Management Advisors B.V. served as the Portfolio Manager to ING JPMorgan Emerging Markets Equity Portfolio (formerly, ING Developing World Portfolio) from March 1, 2004 through April 29, 2005. Baring International Investment Limited served as the portfolio manager from March 1, 1999 through February 29, 2004. Assets of ING JPMorgan Emerging Markets Equity Portfolio will be aggregated with the assets of ING VP Emerging Markets Fund.

     (4) For purposes of calculating fees under the portfolio management agreement with Julius Baer Investment Management LLC, the assets of the Portfolio will be aggregated with the assets of ING Foreign Fund, a series of ING Mutual Funds, which is not a party to this portfolio management agreement. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the two funds and their respective investment adviser based on relative net assets.

     (5) Legg Mason Funds Management, Inc. serves as the Portfolio Manager to ING Legg Mason Value Portfolio (formerly known as ING Janus Growth and Income Portfolio) as of May 3, 2004. Janus Capital Management LLC served as portfolio manager from October 2, 2000 through April 30, 2004.

     (6) Assets will be aggregated with the assets of ING MFS Mid Cap Growth, ING MFS Total Return, and ING MFS Utilities Portfolios, and ING MFS Capital Opportunities Portfolio (a series managed by an affiliate of Directed Services, Inc.) , in calculating the Portfolio Manager's fee at the above-stated rate.

     (7) OppenheimerFunds, Inc. serves as the Portfolio Manager to ING Oppenheimer Main Street Portfolio(R) (formerly known as ING MFS Research Portfolio) as of November 8, 2004. Massachusetts Financial Services Company served as portfolio manager from August 10, 1998 through November 5, 2004.

     (8) The assets of ING Oppenheimer Main Street Portfolio(R) are aggregated with those of ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio, two series managed by an affiliate of DSI and sub-advised by OppenheimerFunds, Inc. If the combined aggregate assets levels fail to exceed $1 billion for all combined Portfolios sub-advised to OppenheimerFunds, Inc., such fee will revert to 0.30% on all assets.

     (9) For purposes of determining breakpoint discounts to the portfolio management fee, the assets of ING Salomon Brothers Investors and ING Salomon Brothers All Cap Portfolios are aggregated with those of ING Salomon Brothers Fundamental Value Portfolios, a series managed by an affiliate of DSI and sub-advised by Salomon Brothers Asset Management, Inc.

     (10) The fees payable under the Portfolio Management Agreement are subject to a preferred provider discount. For purposes of this discount, the assets of the Series will be aggregated with those of ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio (the "IPI Portfolios"), each a series of ING Partners, Inc. that is managed by an affiliate of the Manager and sub-advised by the Portfolio Manager. The discount will be calculated based on the aggregate assets of the Series and the IPI Portfolios as follows, and will be applied to any fees payable by a Series.

               - Aggregate assets between $750 million and $1.5 billion = 5% discount

               - Aggregate assets between $1.5 billion and $3.0 billion = 7.5% discount

               -    Aggregate assets greater than $3.0 billion = 10% discount

     Gross fees paid by the Manager to each Portfolio Manager for the fiscal years ended December 31, 2004, 2003, and 2002 were as follows:


                                                                                            FISCAL YEAR ENDED
PORTFOLIO MANAGER                                                                 2004            2003             2002
A I M CAPITAL MANAGEMENT, INC
ING AIM Mid Cap Growth Portfolio                                              $     945,169   $     847,398   $     957,553
ING Jennison Equity Opportunities Portfolio (1)                                         N/A             N/A   $   1,085,894

ALLIANCE CAPITAL MANAGEMENT, LLP
ING Alliance Mid Cap Growth Portfolio                                         $   1,569,511   $   1,127,263   $   1,023,131

BARING INTERNATIONAL INVESTMENT LIMITED
ING Global Resources Portfolio (3)                                            $     688,043   $     343,219   $     231,701
ING JPMorgan Emerging Markets Equity Portfolio (2) (3)                        $     182,828   $     677,886   $     693,634

CAPITAL GUARDIAN TRUST COMPANY
ING Capital Guardian Managed Global Portfolio                                 $   2,093,644   $   1,638,449   $   1,474,456
ING Capital Guardian Small/Mid Cap Portfolio (3)                              $   2,711,085   $   2,270,239   $   2,330,327
ING Capital Guardian U.S. Equities Portfolio (3)                              $   2,523,691   $   1,796,091   $   1,361,532

EAGLE ASSET MANAGEMENT, INC
ING Eagle Asset Capital Appreciation Portfolio (3)                            $     872,784   $     734,346   $     782,256

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
ING Evergreen Health Sciences Portfolio                                       $      70,896             N/A             N/A
ING Evergreen Omega Portfolio                                                 $       7,174             N/A             N/A

FIDELITY MANAGEMENT & RESEARCH COMPANY
ING UBS U.S. Allocation Portfolio (4)                                                   N/A   $      73,258   $     275,997
ING FMR(SM) Diversified Mid Cap Portfolio                                     $     971,386   $     608,175   $     398,622
ING FMR(SM) Earnings Growth Portfolio (5)                                               N/A             N/A             N/A

                                                                                            FISCAL YEAR ENDED
PORTFOLIO MANAGER                                                                 2004            2003             2002
GOLDMAN SACHS ASSET MANAGEMENT
ING Goldman Sachs Tollkeeper(SM) Portfolio (3)                                $     427,368   $     300,761   $     103,446

ING INVESTMENT MANAGEMENT CO
ING International Portfolio (6)                                               $   1,000,770   $     404,460             N/A
ING Limited Maturity Bond Portfolio (7)                                       $     738,995   $     341,809             N/A

ING INVESTMENT MANAGEMENT LLC
ING Limited Maturity Bond Portfolio (7)                                                 N/A   $     729,303   $     917,412

ING INVESTMENTS, LLC
ING International Portfolio (6)                                                         N/A   $     523,497   $   1,033,199

JANUS CAPITAL MANAGEMENT LLC
ING Marsico Growth Portfolio (8)                                                        N/A             N/A   $   3,700,320
ING Legg Mason Value Portfolio (9)                                            $     342,752   $     949,179   $     629,913
ING Janus Contrarian Portfolio (3)                                            $     257,782   $     182,522   $     139,699

JENNISON ASSOCIATES LLC
ING Jennison Equity Opportunities Portfolio (1)                               $   1,516,896   $   1,368,372   $     571,540

J.P. MORGAN INVESTMENT MANAGEMENT INC
ING JPMorgan Emerging Markets Equity Portfolio (3)                            $     597,735   $     677,886   $     693,634
ING JPMorgan Small Cap Equity Portfolio                                       $     808,884   $     218,826   $      33,858
ING JPMorgan Value Opportunities Portfolio (5)                                          N/A             N/A             N/A

J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LIMITED
ING Julius Baer Foreign Portfolio (10)                                                  N/A   $      58,247   $      28,617

JULIUS BAER INVESTMENT MANAGEMENT LLC
ING Julius Baer Foreign Portfolio (10)                                        $     736,683   $      44,396             N/A

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
ING Van Kampen Growth and Income Portfolio                                              N/A             N/A   $     193,043(11)

LEGG MASON FUNDS MANAGEMENT, INC
ING Legg Mason Value Portfolio (9)                                            $     766,777   $     949,179   $     629,913

                                                                                            FISCAL YEAR ENDED
PORTFOLIO MANAGER                                                                 2004            2003             2002
MARSICO CAPITAL MANAGEMENT LLC
ING Marsico Growth Portfolio (12)                                             $   3,627,525   $   3,071,772   $     137,400
ING Marsico International Opportunities Portfolio (5)                                   N/A             N/A             N/A

MASSACHUSETTS FINANCIAL SERVICES COMPANY
ING Oppenheimer Main Street Portfolio(R)(3) ((1)(13))                         $   1,469,614   $   1,675,310   $   1,953,791
ING MFS Mid-Cap Growth Portfolio                                              $   2,144,786   $   1,787,061   $   2,069,303
ING MFS Total Return Portfolio                                                $   3,569,463   $   3,249,118   $   2,858,828
ING MFS Utilities Portfolio (5)                                                         N/A             N/A             N/A

MERCURY ADVISORS
ING Mercury Focus Value Portfolio (14)                                        $     322,860   $      74,867   $      16,707
ING Mercury Large Cap Growth Portfolio (3) (14)                               $      84,963   $      47,898   $      10,298

MORGAN STANLEY INVESTMENT MANAGEMENT INC. D/B/A VAN KAMPEN
ING Van Kampen Equity Growth Portfolio                                        $     285,202   $      84,758   $      11,980
ING Van Kampen Global Franchise Portfolio                                     $     699,903   $     259,808   $      47,468
ING Van Kampen Growth and Income Portfolio (15)                               $   2,456,038   $   2,069,379   $   2,010,051
ING Van Kampen Real Estate Portfolio                                          $   1,917,507   $   1,201,685   $     850,715

OPPENHEIMERFUNDS, INC
ING Oppenheimer Main Street Portfolio(R)(3) (5)                               $     723,712             N/A             N/A

PACIFIC INVESTMENT MANAGEMENT LLC
ING PIMCO Core Bond Portfolio                                                 $   1,570,659   $   1,353,617   $     632,452
ING PIMCO High Yield Portfolio                                                $   1,042,592             N/A             N/A

PIONEER INVESTMENT MANAGEMENT, INC
ING Pioneer Fund Portfolio (5)                                                          N/A             N/A             N/A
ING Pioneer Mid Cap Value Portfolio (5)                                                 N/A             N/A             N/A

SALOMON BROTHERS ASSET MANAGEMENT INC
ING Salomon Brothers All Cap Portfolio                                        $   1,809,529   $   1,412,071   $   1,287,722
ING Salomon Brothers Investors Portfolio                                      $     645,840   $     459,044   $     413,509

T. ROWE PRICE ASSOCIATES, INC


                                                                                            FISCAL YEAR ENDED
PORTFOLIO MANAGER                                                                 2004            2003             2002
ING T. Rowe Price Capital Appreciation Portfolio                              $   6,024,458   $   4,408,016   $   3,406,225
ING T. Rowe Price Equity Income Portfolio                                     $   2,973,368   $   1,884,203   $   1,667,883

UBS ASSET MANAGEMENT (AMERICAS) INC
ING UBS U.S. Allocation Portfolio (3) (4)                                     $     391,312   $     180,971             N/A


----------

(1) A I M Capital Management, Inc. sub-advised ING Jennison Equity Opportunities Portfolio from January 1, 2002 through July 30, 2002 while Jennison Associates LLC has sub-advised this Portfolio since July 31, 2002.

(2) Effective April 29, 2005, the Portfolio is sub-advised by J.P. Morgan Investment Management Inc. Prior to April 29, 2005, the Portfolio was managed by ING Investment Management Advisors B.V. From May 1, 2002 through March 1, 2004, Baring International Investment Limited served as portfolio manager and received the fees set out in the table above for the period ended December 31, 2003.

(3) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

(4) Effective May 1, 2003, UBS Asset Management Inc. is the Portfolio Manager for ING UBS U.S. Allocation Portfolio. Prior to May 1, 2003, Fidelity Management and Research Company was the Portfolio Manager for ING UBS U.S. Allocation Portfolio.

(5) Because the Portfolio did not commence operations as of December 31, 2004, the Manager did not pay any fees to the Portfolio Manager for the fiscal years ended December 31, 2004, 2003, and 2002.

(6) Effective September 2, 2003, the Portfolio is sub-advised by ING Investment Management Co. Prior to September 2, 2003, ING International Portfolio was sub-advised by ING Investments, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(7) Prior to September 2, 2003, the ING Limited Maturity Bond Portfolio was sub-advised by ING Investment Management, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(8) Janus Capital Management LLC sub-advised this Portfolio from January 1, 2002 through December 13, 2002 and received the fees set out in the table above for the period ended December 31, 2002.

(9) Effective May 3, 2004, ING Legg Mason Value Portfolio is managed by Legg Mason Funds Management, Inc. Prior to May 3, 2004, ING Legg Mason Value Portfolio was known as ING Janus Growth and Income Portfolio. Janus Capital Management LLC served as portfolio manager and received the fees set out in the table above for the period ended December 31, 2003.

(10) Effective September 2, 2003, ING Julius Baer Foreign Portfolio is sub-advised by Julius Baer Investment Management LLC. Prior to September 2, 2003, ING Julius Baer Foreign Portfolio was known as ING JPMorgan Fleming International Enhanced EAFE Portfolio and was sub-advised by J.P. Morgan Fleming Asset Management (London) Limited, which received the fees set out in the table above for the period ended December 31, 2002.

(11) For the period from January 1, 2002 through January 29, 2002.

(12) Marsico Capital Management LLC has served as the Portfolio Manager since December 14, 2002.

(13) Effective November 8, 2004, ING Oppenheimer Main Street Portfolio(R) is sub-advised by OppenheimerFunds, Inc. From August 10, 1998 through November 5, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R).

(14) Portfolio commenced operations on May 1, 2002.

(15) Van Kampen sub-advised this Portfolio from January 30, 2002 through December 31, 2002.

                   OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING AIM MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Portfolio for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.



                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                          COMPANIES                           VEHICLES                                      OTHER ACCTS
                          ---------------------------------   ---------------------------------   ---------------------------------
                          NUMBER OF                           NUMBER OF                           NUMBER OF
PORTFOLIO MANAGER         ACCOUNTS          TOTAL ASSETS      ACCOUNTS          TOTAL ASSETS      ACCOUNTS          TOTAL ASSETS
-----------------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Karl Farmer               7                 $ 2,993,590,001   0                 N/A               0                 N/A
Paul J. Rasplicka         7                 $ 4,425,954,608   0                 N/A               0                 N/A



(1) Shares of the Portfolio may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in the Portfolio directly.

There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM has adopted procedures for allocating portfolio transactions across multiple accounts.

     - With respect to securities transactions for the Portfolio, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other account(s) involved.

     - Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Portfolio have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     - BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     - ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     - PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Fund owned by each team member as of December 31, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



                                         DOLLAR RANGE OF
PORTFOLIO MANAGER                        PORTFOLIO SHARES OWNED
-----------------                        ----------------------
Karl Farmer                              None

Paul J. Rasplicka                        None



ING ALLIANCE MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                          COMPANIES                           VEHICLES                                       OTHER ACCTS
                          ----------------------------------  ---------------------------------   ---------------------------------
       PORTFOLIO          NUMBER OF         TOTAL ASSETS (IN  NUMBER OF         TOTAL ASSETS (IN  NUMBER OF         TOTAL ASSETS
       MANAGER            ACCOUNTS          MILLIONS)         ACCOUNTS          MILLIONS)         ACCOUNTS          (IN MILLIONS)
-----------------------   ---------------   ----------------  ---------------   ---------------   ---------------   ---------------
Catherine Wood            5                 $ 6,170           21                $ 7,636           47                $ 757



There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

As an investment adviser and fiduciary, Alliance owes their clients and shareholders an undivided duty of loyalty. They recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Alliance Mid Cap Growth Portfolio (hereinafter "Clients") and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, Alliance places the interest of their Clients first and expect all of their employees to live up to their fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics - Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for Clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a Client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients - The investment professional or investment professional teams for the Portfolio have responsibilities for managing all or a portion of the investment of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. Alliance's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed based salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy;

success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.



                                         DOLLAR RANGE OF
PORTFOLIO MANAGER                        FUND SHARES OWNED
-----------------                        ----------------------
Catherine Wood                           None



ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                   REGISTERED INVESTMENT                 OTHER POOLED INVESTMENT
                   COMPANIES                             VEHICLES                                         OTHER ACCTS
                   -----------------------------------   -----------------------------------   -----------------------------------
                   NUMBER
   PORTFOLIO       OF                 TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN
    MANAGER        ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS) (1)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
Michael Ericksen   13                 $  6.43            23                 $ 18.24            408                $ 103.86
David Fisher       24                 $ 26.32            36                 $ 47.66            379                $ 110.30
Richard Havas      15                 $  5.53            23                 $ 36.20            278                $  83.48
Nancy Kyle         16                 $ 21.61            30                 $ 44.34            230                $  66.12
Chris Reed         15                 $  5.53            15                 $ 32.10            284                $  70.99
Lionel Sauvage     15                 $  5.53            21                 $ 37.75            308                $  94.71
Nilly Sikorsky     15                 $  5.53            28                 $ 42.12            548                $ 142.33
Rudolf Staehelin   15                 $  5.53            22                 $ 41.49            413                $ 104.62
Gene Stein         11                 $  6.27            14                 $  6.26            142                $  39.83



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004 for which the advisory fee is based on performance.

                   REGISTERED INVESTMENT                 OTHER POOLED INVESTMENT
                   COMPANIES                             VEHICLES                                          OTHER ACCTS
                   -----------------------------------   -----------------------------------   -----------------------------------
                   NUMBER
    PORTFOLIO      OF                 TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN
     MANAGER       ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS) (1)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
Michael Ericksen   0                     N/A             0                     N/A             61                 $ 24.71
David Fisher       1                  $ 0.62             4                  $ 0.43             14                 $  9.25
Richard Havas      1                  $ 0.62             0                     N/A             12                 $  6.82
Nancy Kyle         1                  $ 0.62             0                     N/A             11                 $  6.66
Chris Reed         1                  $ 0.62             0                     N/A             31                 $ 12.40
Lionel Sauvage     1                  $ 0.62             0                     N/A             19                 $  9.40
Nilly Sikorsky     1                  $ 0.62             4                  $ 0.43             80                 $ 34.19
Rudolf Staehelin   1                  $ 0.62             0                     N/A             39                 $ 16.74
Gene Stein         0                     N/A             0                     N/A              8                 $  6.21



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

Capital Guardian uses a system of multiple portfolio managers in managing the fund's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian Managed Global portfolio include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted Lipper Global Index, an adjusted MSCI World Index, a customized Growth and Income Index based on the Lipper Growth and Income Index, the MSCI North America Index, and the MSCI USA Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                                         DOLLAR RANGE OF
PORTFOLIO MANAGER                        FUND SHARES OWNED
-----------------                        ----------------------
Michael Ericksen                         None
David Fisher                             None
Richard Havas                            None
Nancy Kyle                               None
Chris Reed                               None
Lionel Sauvage                           None
Nilly Sikorsky                           None
Rudolf Stehelin                          None
Gene Stein                               None



ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                   REGISTERED INVESTMENT                 OTHER POOLED INVESTMENT
                   COMPANIES                             VEHICLES                                          OTHER ACCTS
                   -----------------------------------   -----------------------------------   -----------------------------------
                   NUMBER
    PORTFOLIO      OF                 TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN
     MANAGER       ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS) (1)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
James Kang         11                 $ 5.62             11                 $ 2.66              96                $ 22.12
Karen Miller       12                 $ 6.37             15                 $ 2.91             102                $ 23.56
Kathy Peters        3                 $ 0.91              5                 $ 1.12               8                $  1.56
Ted Samuels         9                 $ 5.46              8                 $ 1.61             460                $ 27.06



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004 for which the advisory fee is based on performance.

                   REGISTERED INVESTMENT                 OTHER POOLED INVESTMENT
                   COMPANIES                             VEHICLES                                          OTHER ACCTS
                   -----------------------------------   -----------------------------------   -----------------------------------
                   NUMBER
    PORTFOLIO      OF                 TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN   NUMBER OF          TOTAL ASSETS (IN
     MANAGER       ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS)(1)       ACCOUNTS           BILLIONS) (1)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
James Kang         0                  N/A                0                  N/A                3                  $ 2.60
Karen Miller       0                  N/A                0                  N/A                3                  $ 2.60
Kathy Peters       0                  N/A                0                  N/A                3                  $ 2.60
Ted Samuels        0                  N/A                0                  N/A                3                  $ 2.60



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

None

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Portfolio's investment portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian small/Mid Cap Portfolio include the Russell MidCap Index and the Custom Russell 2800 Index which includes the Russell 2000 Index and the Russell MidCap Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
James S. Kang                None
Karen A. Miller              None
Kathryn M. Peters            None
Theodore R. Samuels          None



ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF        TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
       MANAGER          ACCOUNTS  BILLIONS)(1)      ACCOUNTS   BILLIONS)(1)      ACCOUNTS   BILLIONS) (1)
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
Terry Berkemeier         9        $  5.27            9         $  5.11           166        $  47.88
Michael Ericksen        13        $  6.43           23         $ 18.24           408        $ 103.86
David Fisher            24        $ 26.32           36         $ 47.66           379        $ 110.30
Karen Miller            12        $  6.37           15         $  2.91           102        $  23.56
Ted Samuels              9        $  5.46            8         $  1.61           460        $  27.06
Gene Stein              11        $  6.27           14         $  6.26           142        $  39.83
Alan Wilson             22        $ 12.68           23         $  9.00           238        $  66.63



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004 for which the advisory fee is based on performance.



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ---------------------------
                        NUMBER
       PORTFOLIO        OF        TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
       MANAGER          ACCOUNTS  BILLIONS)(1)      ACCOUNTS   BILLIONS)(1)      ACCOUNTS   BILLIONS) (1)
----------------------  --------  ----------------  ---------  ----------------  ---------  ----------------
Terry Berkemeier        0         N/A               0          N/A               11         $ 6.58

Michael Ericksen        0            N/A            0             N/A            61         $ 24.71
David Fisher            1         $ 0.62            4          $ 0.43            14         $  9.25
Karen Miller            0            N/A            0             N/A             3         $  2.60
Ted Samuels             0            N/A            0             N/A             3         $  2.60
Gene Stein              0            N/A            0             N/A             8         $  6.21
Alan Wilson             0            N/A            0             N/A            14         $  9.46



(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Portfolio's investment portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian U.S. Equities Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
Terry Berkheheier            None
Michael Ericksen             None

David Fisher                 None
Karen Miller                 None
Ted Samuels                  None
Gene Stein                   None
Alan Wilson                  None



ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF                          NUMBER OF                    NUMBER OF
       MANAGER          ACCOUNTS  TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
Richard Skeppstrom      3         $ 408,723,058     0          N/A               5,270      $ 1,552,671,504
John Jordan II          3         $ 408,723,058     0          N/A               5,270      $ 1,552,671,504
Craig Dauer             3         $ 408,723,058     0          N/A               5,270      $ 1,552,671,504
Robert Marshall         3         $ 408,723,058     0          N/A               5,270      $ 1,552,671,504



There were no accounts for which the advisory fee was based on performance.

POTENTIAL CONFLICTS OF INTEREST

Eagle's portfolio management team manages other accounts with investment strategies similar to the portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when Eagle and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Eagle Asset seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Investment professionals receive a fixed base salary and a fixed amount of deferred compensation along with a variable bonus based on performance and various other variable forms of compensation, including stock options and a RJF Executive benefit plan.

Eagle Asset has created a compensation plan that provides their investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle Asset. Their investment professionals are compensated as follows:
     - All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;
     - Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
     - Additional deferred compensation plans are provided to key investment professionals;
     - Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;
     - All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment; and
     - All employees receive benefits from Eagle Asset's parent company including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
Richard Skeppstrom, II       None
Robert R. Marshall           None
E. Craig Dauer               None
John G. Jordan, III          None



ING EVERGREEN HEALTH SCIENCES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF                          NUMBER OF                    NUMBER OF
       MANAGER          ACCOUNTS  TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
Liu-Er Chen             2         $ 556,630,816     0          $ 0               0          $ 0



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers may experience certain conflicts of interest in managing the portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen Investment Management Company ("EIMC") has strict policies and procedures, enforced through diligent monitoring by EIMC's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation for EIMC portfolio managers consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

     The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     The investment performance component of Ms. Cullinane's bonus is determined based on comparisons to Lipper MultiCap Growth, Lipper Large Cap Growth and Lipper Large Cap Core composites. The investment performance component of Mr. Chen's bonus is determined based on comparisons to Lipper International Multi-Cap Core, Lipper Gold Oriented Funds, Lipper Healthcare, Lipper Emerging Markets, Lipper International Small Cap Growth and Callan International Equity composites.

     EIMC portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held with EIMC.

In addition, EIMC portfolio managers may participate, at their election, in various benefits programs, including the following:

          -    medical, dental, vision and prescription benefits;

          -    life, disability and long-term care insurance;

          - before-tax spending accounts relating to dependent care, health care, transportation and parking; and

          - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
Liu-Er Chen                  None



ING EVERGREEN OMEGA PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF                          NUMBER OF                    NUMBER OF
       MANAGER          ACCOUNTS  TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
Maureen E. Cullinane    9         $ 3,870,194,961*  0          $ 0               0          $ 0

* Of the nine other registered investment companies managed by Ms. Cullinane, she is fully responsible for five but, as of December 31, 2004, was responsible only for approximately $579.0 million of the $1,625.7 million in assets in the others.

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers may experience certain conflicts of interest in managing the portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen Investment Management Company ("EIMC") has strict policies and procedures, enforced through diligent monitoring by EIMC's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation for EIMC portfolio managers consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

     The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     The investment performance component of Ms. Cullinane's bonus is determined based on comparisons to Lipper MultiCap Growth, Lipper Large Cap Growth and Lipper Large Cap Core composites. The investment performance component of Mr. Chen's bonus is determined based on comparisons to Lipper International Multi-Cap Core, Lipper Gold Oriented Funds, Lipper Healthcare, Lipper Emerging Markets, Lipper International Small Cap Growth and Callan International Equity composites.

     EIMC portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held with EIMC.

     In addition, EIMC portfolio managers may participate, at their election, in various benefits programs, including the following:

          -    medical, dental, vision and prescription benefits;

          -    life, disability and long-term care insurance;

          - before-tax spending accounts relating to dependent care, health care, transportation and parking; and

          - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
Maureen E. Cullinane         None



ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF        TOTAL ASSETS (IN  NUMBER OF                    NUMBER OF  TOTAL ASSETS (IN
       MANAGER          ACCOUNTS  MILLIONS)         ACCOUNTS   TOTAL ASSETS      ACCOUNTS   MILLIONS)
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
Tom Allen               3         $ 4,396*          0          N/A               1          $ 164



* Includes ING FMR(SM) Diversified Mid Cap Portfolio ($263 million in assets).

There were no accounts for which advisory fee is based on performance.

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Tom Allen is the portfolio manager of FMR(SM) Diversified Mid Cap and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the S&P Mid Cap 400 Index and the pre-tax investment performance of the equity assets of the fund within the Lipper MidCap Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple [(E.G., one-, three-, and five-year)] measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
Tom Allen                    None



ING FMR(SM) EARNINGS GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of February 28, 2005.



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES*                  VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF        TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
       MANAGER          ACCOUNTS  MILLIONS)         ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
Joe Day                 1         $ 176             1          $ 201             5          $ 928



* Does not include ING FMR(SM) Earnings Growth Portfolio.

There were no accounts for which advisory fee is based on performance.

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Joe Day is the portfolio manager of FMR Earnings Growth effective April 29, 2005 and receives compensation for his services. As of April 29, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of February 28, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                DOLLAR RANGE OF
PORTFOLIO MANAGER               FUND SHARES OWNED
-----------------               -----------------
Joe Day                         None



ING GLOBAL RESOURCES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF                          NUMBER OF                    NUMBER OF
       MANAGER          ACCOUNTS  TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
John Payne              1         $ 202,950,755     1          $ 71,512,062      0          N/A



There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

None.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Baring believes their investment professionals are provided attractive compensation and incentive packages that are staged at three levels: base salary, incentive bonus and long-term profit sharing. All three stages are described below.

     Baring targets first or second quartile base salaries within our employees' local market of residence (i.e., Boston, London, etc.). To ensure that compensation is competitive, we commission industry recognized remuneration consultants to provide an external independent evaluation of the Baring remuneration structure on an annual basis.

     The total bonus pool is funded based on the after-tax profitability of the entire organization (as it has been for the last 15 years). Baring pays out 50% of its profits (after a capital hurdle) to the bonus compensation pool. Individual distribution for investment professionals is based primarily on team performance (approximately 33%), secondarily on individual contribution (approximately 33%) and finally on a subjective evaluation (approximately 34%). Although there are no guarantees, the incentive bonus can represent several multiples of base salary.

     The final and key feature of the Baring compensation structure is our Long-Term Incentive (Compensation) Plan (LTP), which effectively makes our senior professionals "shareholders" of the firm. On an annual basis, 40% of the total profit share pool is applied to the purchase of phantom equity, which vests on a rolling three-year basis. The value of Baring equity is determined by an independent appraisal firm at the end of each year and a market multiple is applied based on the average of publicly traded asset management firms. As a result of this plan, key employees can directly link their compensation with the growth of the business.

     In addition, employees and their families receive a full package of benefits including medical, life and disability coverage as well as a generous defined contribution plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
John Payne                   N/A



ING GOLDMAN SACHS TOLLKEEPER PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ------------------------------
                        NUMBER
       PORTFOLIO        OF                          NUMBER OF                    NUMBER OF
       MANAGER          ACCOUNTS  TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS      ACCOUNTS(1)  TOTAL ASSETS
----------------------  --------  ----------------  ---------  ----------------  -----------  -----------------
Steven M. Barry         29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Kenneth T. Berents      29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Herbert E. Ehlers       29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Gregory H. Ekizian      29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Warren Fisher           29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Mark Gordon             29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Joseph R. Hudepohl      29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Prashant R. Khemka      29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Scott Kolar             29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Adria Markus            29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Derek Pilecki           29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Andrew F. Pyne          29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Jeffrey Rabinowitz      29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Ernest C. Segundo       29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
David G. Shell          29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000
Chuck Silberstein       29        $  9,400,000,000  1          $  67,000,000     623          $  21,300,000,000



(1) Of these 623 Other Accounts, 14 with total assets of $1,960,000,000 have an advisory fee based on performance.

POTENTIAL CONFLICTS OF INTEREST

     GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     BASE SALARY AND PERFORMANCE BONUS. GSAM and the GSAM Growth team's ( "Growth Team") compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short-term gains in their strategies or short-term contributions from a portfolio manager in any given year.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the Goldman Sachs Internet Index and the S&P 500 Index.

     The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

     GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

     OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                             DOLLAR RANGE OF
PORTFOLIO MANAGER            FUND SHARES OWNED
-----------------            -----------------
Steven M. Barry              None
Kenneth T. Berents           None
Herbert E. Ehlers            None
Gregory H. Ekizian           None
Warren Fisher                None
Mark Gordon                  None
Joseph B. Hudepohl           None
Prashant R. Khemka           None

Scott Kolar                  None
Adria Markus                 None
Derek Pilacki                None
Andrew F. Pyne               None
Jeffrey Rabinowitz           None
Ernest C. Segundo, Jr.       None
David G. Shell               None
Chuck Silberstein            None



ING INTERNATIONAL PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                             OTHER ACCTS
                        --------------------------  ---------------------------  ----------------------------
                        NUMBER
       PORTFOLIO        OF                          NUMBER OF                    NUMBER OF
       MANAGER          ACCOUNTS  TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS
----------------------  --------  ----------------  ---------  ----------------  ---------  -----------------
Richard T. Saler        5         $ 674,558,351     0          N/A               24         $ 475,223,893
Phillip A. Schwartz     5         $ 674,558,351     0          N/A               24         $ 475,223,893


There were no accounts for which advisory fee is based on performance.


POTENTIAL CONFLICTS OF INTEREST


         A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

         A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

         A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

         A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

         As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


     Compensation consists of (a) base salary and (b) bonus, which is based on ING IM performance, 1 year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

     Portfolio Managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a "scorecard" that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for mutual fund accounts managed by the team.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Richard T. Saler                                     None

Phillip A. Schwartz                                  None



ING JANUS CONTRARIAN PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                            OTHER ACCTS
                       -----------------------------   -------------------------    --------------------------
                       NUMBER
PORTFOLIO              OF                              NUMBER OF                    NUMBER OF
MANAGER                ACCOUNTS     TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS    ACCOUNTS     TOTAL ASSETS
--------------------   ----------   ----------------   ----------   ------------    ----------   -------------
David Decker           2            $ 2,843,519,672    0            N/A             2            $ 10,404,501



There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

     The portfolio manager is compensated by Janus Capital for managing the Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

     FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

     VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

     The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of the three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

     The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

     The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Deferral Program.

     The Portfolio's Lipper peer group for compensation purposes is the Mid-Cap Growth Funds.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
David Decker                                         None



ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.

                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                            OTHER ACCTS(1)
                       -----------------------------   -------------------------    --------------------------
                       NUMBER
PORTFOLIO              OF                              NUMBER OF                    NUMBER OF
MANAGER                ACCOUNTS     TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS    ACCOUNTS     TOTAL ASSETS
--------------------   ----------   ----------------   ----------   ------------    ----------   -------------
Mark G. DeFranco       4            $  1,702,820,223   3            $ 433,398,650   10           $ 522,630,993
Brian M. Gillot        4            $  1,702,829,223   3            $ 433,398,650   10           $ 522,630,993



None of the accounts managed are subject to performance fees.

(1) Other Accounts excludes the assets and number of accounts in wrap free programs that are managed using a model portfolio. Other Accounts also exclude a model portfolio and its assets because Jennison does not have discretion to trade securities in the model portfolio

POTENTIAL CONFLICTS OF INTEREST

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

     Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

     - The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

     -    Historical and long-term business potential of the product strategies;

     -    Qualitative factors such as teamwork and responsiveness; and

     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Mark G. DeFranco                                     None
Brian M. Gillot                                      None



ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO,

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                           REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                 COMPANIES                        VEHICLES                       OTHER ACCTS
                       -----------------------------   -----------------------------    -----------------------------
                       NUMBER
PORTFOLIO              OF           TOTAL ASSETS (IN   NUMBER OF    TOTAL ASSETS 9IN    NUMBER OF    TOTAL ASSETS (IN
MANAGER                ACCOUNTS     MILLIONS)          ACCOUNTS     BILLIONS)           ACCOUNTS     MILLION)
--------------------   ----------   ----------------   ----------   ----------------    ----------   ----------------
Richard Schmidt        1            $ 112              4            $ 1                 4            $ 617
Austin Forey           0              N/A              5            $ 1                 2            $ 32



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Austin Forey                                              None

Richard Schmidt                                           None



ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                                  OTHER ACCTS
                       -----------------------------   -----------------------------    -----------------------------
                       NUMBER
PORTFOLIO              OF           TOTAL ASSETS (IN   NUMBER OF    TOTAL ASSETS (IN    NUMBER OF    TOTAL ASSETS (IN
MANAGER                ACCOUNTS     BILLIONS)          ACCOUNTS     BILLIONS)           ACCOUNTS     MILLION)
--------------------   ----------   ----------------   ----------   ----------------    ----------   ----------------
Chris T. Blum           9           $ 2.6               9           $ 1.5               3            $ 321
Dennis Ruhl            11           $ 3.7              10           $ 1                 8            $ 693



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Chris T. Blum                                        None

Dennis Ruhl                                          None



ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                                  OTHER ACCTS
                       -----------------------------   -----------------------------    -----------------------------
                       NUMBER
PORTFOLIO              OF           TOTAL ASSETS (IN   NUMBER OF    TOTAL ASSETS (IN    NUMBER OF    TOTAL ASSETS (IN
MANAGER                ACCOUNTS     BILLIONS)          ACCOUNTS     MILLIONS)           ACCOUNTS     BILLION)
---------------------  ----------   ----------------   ----------   ----------------    ----------   ----------------
Bradford L. Frishberg  3            $ 2.3              1            $ 65                6            $ 1
Alan H. Gutmann        3            $ 2.3              1            $ 65                6            $ 1



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Bradford L. Frishberg                                None

Alan H. Gutmann                                      None

ING JULIUS BAER FOREIGN PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                                  OTHER ACCTS
                       -----------------------------   -----------------------------    -----------------------------
                       NUMBER
PORTFOLIO              OF           TOTAL ASSETS (IN   NUMBER OF    TOTAL ASSETS (IN    NUMBER OF    TOTAL ASSETS (IN
MANAGER                ACCOUNTS     MILLIONS)          ACCOUNTS     MILLIONS)           ACCOUNTS     MILLION)+
--------------------   ----------   ----------------   ----------   ----------------    ----------   ----------------
Rudolph-Riad Younes    7            $ 10,920.0         5            1,503.3             97           7,191.6
Richard Pell           7            $ 10,920.0         5            1,503.3             97           7,191.6



POTENTIAL CONFLICTS OF INTEREST

     Generally, JBIM does not recommend securities to clients that it buys or sells for itself. However, JBIM may recommend securities to clients that it may buy or sell, or which its affiliates or related persons may buy or sell, for accounts in which JBIM or its affiliates or related persons may have a beneficial interest. These types of accounts will be managed in the same manner as other accounts over which JBIM has discretion.

     JBIM and its affiliates have personal trading policies and procedures in place designed to monitor and protect the interests of their clients. JBIM has adopted a Code of Ethics, which include guidelines respecting transactions in securities recommended to its clients and clear rules governing employee personal trading and accounts. These rules are incorporated into JBIM's Employees Code of Ethics Manual, which is received and certified by each employee when they are hired, and on an annual basis thereafter. We also have procedures in place for both pre-trade and post-trade compliance. The Legal and Compliance Department receives copies of all confirms and quarterly/monthly statements for covered employees.

     On accounts as to which JBIM has investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature being affected for the investment advisory client until such client has completed his transaction. On accounts in which JBIM does not have investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature recommended to the investment advisory client for a reasonable period after making the recommendation, taking into consideration the market conditions in the security, knowledge that the investment advisory client does not intend to follow the JBIM's recommendations, whichever shall occur first, or in the event the client accepts JBIM's recommendation, until the client's transaction is completed.

     In any event, JBIM personnel are prohibited from buying or selling securities which are recommended to its clients (a) where such purchase or sale would affect the market price of such securities, or (b) where such purchase or sale is made in anticipation of the effect of such recommendation on the market price. JBIM cannot effectively impose restrictions on security transactions by affiliated persons of JBIM who are not employed by JBIM.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The combination of our corporate culture and highly competitive salary/bonus structure is the primary reason for the low turnover of professionals in our firm. Each member is paid a highly competitive base salary with the opportunity to earn an unlimited bonus based upon contribution to the team, organizational profitability and strategy performance. Beyond this structure and our generous benefits package, two programs exist to promote long-term employee commitment and foster coherence of the various entities within the Julius Baer Group. The Julius Baer Group's compensation/incentive programs are as follows: a long-term retirement plan and a confidential long-term stock option incentive plan.

     In May 2004, JBIM took steps to ensure continuity within the business line. The firm initiated a change to the legal structure from a corporation to a limited liability company, which allows key personnel to participate directly in the business. This structure aligns the long-term economic interests of key employees with those of the company as well as provides economic disincentives for key employees to depart.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Rudolph-Riad Younes                                  0

Richard Pell                                         0



ING LEGG MASON VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                                OTHER ACCTS
                       -----------------------------   -----------------------------    -------------------------
                       NUMBER
PORTFOLIO              OF           TOTAL ASSETS (IN   NUMBER OF    TOTAL ASSETS (IN    NUMBER OF
MANAGER                ACCOUNTS     BILLIONS)          ACCOUNTS     BILLIONS)           ACCOUNTS     TOTAL ASSETS
--------------------   ----------   ----------------   ----------   ----------------    ----------   ------------
Mary Chris Gay         4            $ 1.36             14*          $ 6.70              0            $ 0

* 1 of the 14 accounts receives a performance-based fee.

POTENTIAL CONFLICTS OF INTEREST

     The fact that the portfolio manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the portfolio manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

     In the opinion of the investment manager for the Portfolio, the portfolio manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the portfolio manager (these are a function of performance, retention of assets, and flows of new assets), the portfolio manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

     The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Mary Chris Gay                                       None

ING LIMITED MATURITY BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                             OTHER ACCTS
                       -----------------------------   -------------------------     ---------------------------
                       NUMBER
PORTFOLIO              OF                              NUMBER OF                     NUMBER OF
MANAGER                ACCOUNTS     TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS
--------------------   ----------   ----------------   ----------   ------------     ----------   --------------
James B. Kauffmann     53           $ 7,905,224,743    13           $ 1,482,343,368  25           $ 8,158,535,858



None of the accounts managed are subject to performance fees.


POTENTIAL CONFLICTS OF INTEREST

         A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

         A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

         A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

         A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

         As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


     Compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
James B. Kauffmann                                   None



ING MARSICO GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                                OTHER ACCTS
                       -----------------------------   -------------------------      -----------------------------
                       NUMBER
PORTFOLIO              OF                              NUMBER OF                      NUMBER OF
MANAGER                ACCOUNTS     TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS
--------------------   ----------   ----------------   ----------   ------------      ----------   ----------------
Thomas F. Marsico      29           $ 20,742,504,000   12           $ 1,074,274,000   168          $ 16,973,447,000



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the ING Marsico Growth Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marciso's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, the portfolio manager's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marciso.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

 PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Thomas F. Marsico                                    None



ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                               OTHER ACCTS
                       -----------------------------   -------------------------      --------------------------
                       NUMBER
PORTFOLIO              OF                              NUMBER OF                      NUMBER OF
MANAGER                ACCOUNTS     TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS
--------------------   ----------   ----------------   ----------   ------------      ----------   -------------
James G. Gendelman     12           $ 2,514,700,000    0            $ 0               2            $ 144,300,000



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Marsico Growth, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, the portfolio manager's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis and other factors.

     In addition to his salary and bonus, the portfolio manager may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
James G. Gendelman                                   None



ING MERCURY FOCUS VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                       COMPANIES                       VEHICLES                               OTHER ACCTS
                       -----------------------------   ----------------------------      --------------------------
                       NUMBER
PORTFOLIO              OF                              NUMBER OF                         NUMBER OF
MANAGER                ACCOUNTS     TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS         ACCOUNTS     TOTAL ASSETS
--------------------   ----------   ----------------   ----------   ---------------      ----------   -------------
Robert J. Martorelli   5            $ 11,342,250,030   8            $ 6,605,133,928      0            $ 0
Kevin Rendino          5            $ 11,342,250,030   8            $ 6,605,133,928      0            $ 0



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

     To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

     In some cases, a real, potential or apparent conflict may also arise where
(i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The Merrill Lynch Investment Manager ("MLIM") Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES
          COMPENSATION PROGRAM

     The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

          BASE SALARY

     Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

          PERFORMANCE-BASED COMPENSATION

     MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

     To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

          CASH BONUS

     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

          STOCK BONUS

     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

     Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

          OTHER BENEFITS

          Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Robert J. Martorelli                      None
Kevin Rendino                             None



ING MERCURY LARGE CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ---------------------------    -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
     MANAGER          ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------  -----------   ----------------   -----------   -------------    -----------   ---------------
Robert C. Doll, Jr.   13            $ 5,544,139,099    3             $ 794,620,067    2             $ 134,765,032



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

     To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

     In some cases, a real, potential or apparent conflict may also arise where
(i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The Merrill Lynch Investment Manager ("MLIM") Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES
            COMPENSATION PROGRAM

     The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

          BASE SALARY

     Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

          PERFORMANCE-BASED COMPENSATION

     MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

     To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

          CASH BONUS

     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

          STOCK BONUS

     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

     Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

          OTHER BENEFITS

         Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Robert C. Doll, Jr.                       None

ING MFS MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   --------------------------     -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
     MANAGER          ACCOUNTS      TOTAL ASSETS *     ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
-------------------   -----------   ----------------   -----------   ------------     -----------   ---------------
David E. Sette-       14            $ 11,692,151,585   0             $ 0              6             $ 119,356,221
Ducati

Eric B. Fischman      13            $ 11,326,129,985   0             $ 0              1             $  35,101,489



* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

          - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                    DOLLAR RANGE OF
PORTFOLIO MANAGER                                   FUND SHARES OWNED
-----------------                                   -----------------
David E. Sette-Ducati                               None
Eric B. Fischman                                    None



ING MFS TOTAL RETURN PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ----------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
     MANAGER          ACCOUNTS      TOTAL ASSETS *     ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
-------------------   -----------   ----------------   -----------   --------------   -----------   ---------------
Brooks Taylor         18            $ 21,062,070,310   0             $            0    0            $             0
Kenneth J. Enright    18            $ 26,167,794,067   0             $            0    0            $             0
Steven R. Gorham      23            $ 30,440,856,098   3             $  668,040,520   25            $ 3,678,416,023
Michael W. Roberge    11            $  22,780510,984   2             $   27,226,392    0            $             0
William J. Adams      14            $ 23,274,092,115   1             $  330,442,209    2            $    47,865,339
William P. Douglas     6            $ 18,863,784,027   0             $            0    0            $             0
Alan T. Langsner      18            $ 26,167,794,067   0             $            0    0            $             0



* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

          - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

          Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                    DOLLAR RANGE OF
PORTFOLIO MANAGER                                   FUND SHARES OWNED
-----------------                                   -----------------
Brooks Taylor                                       None
Kenneth J. Enright                                  None
Steven R. Gorham                                    None
Michael W. Roberge                                  None
William J. Adams                                    None
William P. Douglas                                  None
Alan T. Langsner                                    None

ING MFS UTILITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ----------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
     MANAGER          ACCOUNTS      TOTAL ASSETS *     ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
-------------------   -----------   ----------------   -----------   --------------   -----------   ---------------
Maura A.
Shaughnessy           4                2,526,397,271   0             $ 0              0             $ 0
Robert D.
Parsons               4             $  2,526,397,271   0             $ 0              0             $ 0



* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

          - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

          The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                    DOLLAR RANGE OF
PORTFOLIO MANAGER                                   FUND SHARES OWNED
-----------------                                   -----------------
Maura A. Shaughnessy                                None
Robert D. Parsons                                   None



ING OPPENHEIMER MAIN STREET PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ------------------------------   ----------------------------
                      NUMBER
     PORTFOLIO        OF            TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
     MANAGER          ACCOUNTS      MILLIONS)          ACCOUNTS      MILLIONS)          ACCOUNTS    MILLIONS)
-------------------   -----------   ----------------   -----------   ----------------   ---------   ----------------
Nikolaos Monoyios     11              2,415.7          1             $ 16.2             0           $ 0
Marc Reinganum         8            $ 2,358.6          0             $    0             0           $ 0



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     As indicated above, each of the portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OppenheimerFunds, Inc. have the same management fee. If the management fee structure of another fund or account is more advantageous to OppenheimerFunds, Inc. than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, OppenheimerFunds, Inc.'s compliance procedures and Code of Ethics recognize its fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The Portfolio's portfolio managers are employed and compensated by OppenheimerFunds, Inc., not the Portfolio. Under OppenheimerFunds, Inc.'s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds, Inc. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. OppenheimerFunds, Inc.'s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds, Inc.'s holding company parent. Senior portfolio managers may also be eligible to participate in the OppenheimerFunds, Inc.'s deferred compensation plan.

     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds, Inc. attract and retain talent. The annual discretionary bonus is determined by senior management of the OppenheimerFunds, Inc. and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper Large Cap Core Funds Index. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio managers' compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds managed by the portfolio managers is the same as the compensation structure of the Portfolio, described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                    DOLLAR RANGE OF
PORTFOLIO MANAGER                                   FUND SHARES OWNED
-----------------                                   -----------------
Nikolaos Monoyios                                   None

Marc Reinganum                                      None

ING PIMCO CORE BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ------------------------------   ----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                        NUMBER OF
     MANAGER          ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS
-------------------   -----------   ----------------   -----------   ----------------   ---------   ----------------
Pasi Hamalainen       9             $ 5,602.10         5             $ 493.60           177*        $ 35,154.90



* 10 of these accounts (with combined assets of $3,316,000) receive a performance-based fee.

POTENTIAL CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

KNOWLEDGE AND TIMING OF PORTFOLIO TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advice certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

          SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;
     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     -    Amount and nature of assets managed by the portfolio manager;
     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     -    Contributions to asset retention, gathering and client satisfaction;
     -    Contributions to mentoring, coaching and/or supervising; and
     -    Personal growth and skills added.

     Final award amounts are determined by PIMCO Compensation Committee.

     RENTENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     PROFIT SHARING PLAN. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Goss receives a fixed percentage of the profit sharing plan.

     ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Goss received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Pasi Hamaleinen                           None



ING PIMCO HIGH YIELD BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                              OTHER ACCTS
                      ------------------------------   --------------------------     -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
     MANAGER          ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------  -----------   ----------------   -----------   ------------     -----------   ---------------
Raymond G. Kennedy    8             $  13,748.90       7             $ 3,909.96       20            $ 3,544.00



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     KNOWLEDGE AND TIMING OF PORTFOLIO TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

     INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

     PERFORMANCE FEES. A portfolio manager may advice certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

     SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;
     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     -    Amount and nature of assets managed by the portfolio manager;
     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     -    Contributions to asset retention, gathering and client satisfaction;
     -    Contributions to mentoring, coaching and/or supervising; and
     -    Personal growth and skills added.

     Final award amounts are determined by PIMCO Compensation Committee.

     RENTENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     PROFIT SHARING PLAN. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Goss receives a fixed percentage of the profit sharing plan.

     ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Goss received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

          Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Raymond G. Kennedy                        None



ING PIONEER FUND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ----------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
      MANAGER         ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
-------------------   -----------   ----------------   -----------   --------------   -----------   ---------------
John A. Carey         4             $ 1,909,732,000    2             $ 678,541,000     8            $  293,602,000
Walter
Hunnewell, Jr.        6             $ 1,228,953,000    2             $ 678,541,000    11            $  295,366,523

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation Structure of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.
     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.
     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).
     - Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
     - Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus
          (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
John A. Carey                             Over $1,000,000
Walter Hunnewell, Jr.                     $100,001 - $500,000

ING PIONEER MID CAP VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ----------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
     MANAGER          ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------  -----------   ----------------   -----------   --------------   -----------   ---------------
J. Rodman
Wright                4             $ 5,001,608,000    2             $ 699,182,000    2             $ 742,405
Sean Gavin            1             $   845,818,000    2             $ 699,182,000    2             $  91,900



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.
     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.
     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).
     - Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
     - Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus
          (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
J. Rodman Wright                          $500,001 - $1,000,000
Sean Gavin                                $10,001 - $50,000



ING SALOMON BROTHERS ALL CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ------------------------------   ----------------------------
                      NUMBER
     PORTFOLIO        OF            TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
      MANAGER         ACCOUNTS      BILLIONS)          ACCOUNTS      BILLIONS)          ACCOUNTS    BILLIONS)
--------------------  -----------   ----------------   -----------   ----------------   ---------   ----------------
John G. Goode         14            $ 9.77             3             $ 0.52             90,863      $ 13.19
Peter J. Hable        14            $ 9.77             3             $ 0.52             90,863      $ 13.19



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

          The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
John G. Goode                             None

Peter J. Hable                            None



ING SALOMON BROTHERS INVESTORS PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ------------------------------   ----------------------------
                      NUMBER
     PORTFOLIO        OF            TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
      MANAGER         ACCOUNTS      BILLIONS)          ACCOUNTS      BILLIONS)          ACCOUNTS    BILLIONS)
--------------------  -----------   ----------------   -----------   ----------------   ---------   ----------------
Mark J.
McAllister            10            $ 8.91             2             $ 0.24             15,393      $ 3.92
Robert Feitler        10            $ 8.91             2             $ 0.24             15,393      $ 3.92

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Mark J. McAllister                        None

Robert Feitler                            None



ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                              OTHER ACCTS
                      ------------------------------   --------------------------     -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
      MANAGER         ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------  -----------   ----------------   -----------   ------------     -----------------------------
Stephen W.
Boesel                2             $ 5,899,636,963    0             N/A              5             $ 96,892,815



POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Stephen W. Boesel                         None



ING T. ROWE EQUITY INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ----------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
      MANAGER         ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------  -----------   ----------------   -----------   --------------   -----------   ---------------
Brian C. Rogers       12            $ 24,948,908,002   0             N/A              17            $ 1,390,486,882



POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

     All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Brian C. Rogers                           None



ING UBS U.S. ALLOCATION PORTFOLIO



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ------------------------------   ----------------------------
                      NUMBER
     PORTFOLIO        OF            TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
      MANAGER         ACCOUNTS      MILLIONS)          ACCOUNTS      MILLIONS)          ACCOUNTS    MILLIONS)
-------------------   -----------   ----------------   -----------   ----------------   ---------   ----------------
Brian D. Singer       7             $ 5,250            8             $ 3,760            29*         $ 2,880



*approximately includes model for wrap accounts

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The portfolio management team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The portfolio managers receive a base salary and incentive compensation based on their personal performance.

     Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     - Annual bonus, tied to individual contributions and investment performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

BASE SALARY is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

UBS AG EQUITY. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

PARTNERSHIP INCENTIVE PROGRAM (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Brian D. Singer                           None



ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ----------------------------   -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
      MANAGER         ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------  -----------   ----------------   -----------   --------------   -----------   ---------------
Dennis Lynch          35            $ 14.93            2             $ .351           17            $ 1.271
David Cohen           35            $ 14.93            2             $ .351           17            $ 1.271
Sam Chainani          35            $ 14.93            2             $ .351           17            $ 1.271

POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Dennis Lynch                              None
David Cohen                               None
Sam Chainani                              None



ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                 OTHER ACCTS
                      ------------------------------   ------------------------------   ----------------------------
                      NUMBER
     PORTFOLIO        OF            TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
      MANAGER         ACCOUNTS      MILLIONS)          ACCOUNTS      MILLIONS)          ACCOUNTS    MILLIONS)
--------------------  -----------   ----------------   -----------   ----------------   ---------   ----------------
Hassan Elmasry        3             $ 2,110.1          3             $ 1,465.0          19          $ 1,372.3

Paras Dodhia          3             $ 2,110.1          3             $ 1,465.0          19          $ 1,372.3
Ewa Borowska          3             $ 2,110.1          3             $ 1,465.0          19          $ 1,372.3
Michael Allison       3             $ 2,110.1          3             $ 1,465.0          19          $ 1,372.3
Jayson Vowles         3             $ 2,110.1          3             $ 1,465.0          19          $ 1,372.3



POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Hassan Elmasry                            None
Paras Dodhia                              None
Ewa Borowska                              None
Michael Allison                           None
Jayson Vowles                             None



ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   -----------------------------  -----------------------------
                      NUMBER
     PORTFOLIO        OF                               NUMBER OF                      NUMBER OF
      MANAGER         ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------  -----------   ----------------   -----------   ---------------  -----------   ---------------
James A.
Gilligan              11            $ 19,437,231,436   6             $ 2,204,507,856   8            $ 2,071,804,825
Thomas Bastian        11            $ 19,437,231,436   6             $ 2,204,507,856   8            $ 2,071,804,825
Sergio Marcheli       11            $ 19,437,231,436   6             $ 2,204,507,856   8            $ 2,071,804,825
James O. Roeder       11            $ 19,437,231,436   6             $ 2,204,507,856   8            $ 2,071,804,825
Vincent V.
Vizachero             11            $ 19,437,231,436   6             $ 2,204,507,856   8            $ 2,071,804,825



POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
James A. Gilligan                         None
Thomas Bastian                            None
Sergio Marcheli                           None
James O. Roeder                           None
Vincent Vizachero                         None



ING VAN KAMPEN REAL ESTATE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCTS
                      ------------------------------   ------------------------------   ----------------------------
                      NUMBER
     PORTFOLIO        OF            TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN
      MANAGER         ACCOUNTS      BILLIONS)          ACCOUNTS      BILLIONS)          ACCOUNTS    BILLIONS)
------------------    -----------   ----------------   -----------   ----------------   ---------   ----------------
Theodore R. Bigman    4             $ 2.2              4             $ 2.8              27          $ 2.5



The portfolio manager manages 3 accounts with a total of $281 million with performance-based fees.

POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                          DOLLAR RANGE OF
PORTFOLIO MANAGER                         FUND SHARES OWNED
-----------------                         -----------------
Theodore R. Bigman                        None


EXPENSE LIMITATION AGREEMENT


     The Manager has entered into an expense limitation agreement with the Portfolios listed below pursuant to which the Manager has agreed to waive or limit its fees. In connection with this agreement, the Manager will assume other expenses so that the total annual ordinary operating expenses of the Portfolios listed below (which excludes interest, taxes, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolio's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager) do not exceed the limits set forth below of the Portfolio's average daily net assets, subject to possible recoupment by the Manager within three years.


                               PORTFOLIO                                       ADV CLASS
                         -------------------------------------------------     ---------
                         ING FMR(SM) Earnings Growth Portfolio                    1.35%
                         ING Goldman Sachs Tollkeeper Portfolio(SM)               1.75%
                         ING JPMorgan Value Opportunities Portfolio               1.13%
                         ING Marsico International Opportunities Portfolio        1.28%
                         ING MFS Utilities Portfolio                              1.40%


     The expense limitation agreement provides that the expense limitation shall continue until May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Manager provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days' prior written notice to the Manager at its principal place of business.

     Further, the Manager has voluntarily agreed to waive its rights to recoupment under Section 2 of the Expense Limitation Agreement between the Manager and the Trust, dated January 1, 2005, for the ADV Class shares of Goldman Sachs Tollkeeper. The Manager waives its rights to recoupment for the period from January 1, 2005 through December 31, 2005.


ADMINISTRATION


     ING Funds Services ("Administrator") serves as Administrator for FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios pursuant to the administration agreement with the Trust. Its principal place of business is 7337 East Doubletree Ranch Road, Scottsdale Arizona 85258. Subject to the supervision of the Board, the Administrator provides all administrative services necessary for the operation of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios, except for those services performed by the Manager under the Management Agreement, the Portfolio Managers under the respective portfolio management agreements, if applicable, the custodian for the FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement and such other service providers as may be retained by FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios from time to time. The Administrator acts as a liaison among these service providers to FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico

International Opportunities, and MFS Utilities Portfolios. ING Funds Services also furnishes FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by other service providers. The Administrator is also responsible for monitoring FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios' compliance with applicable legal requirements and with their investment policies and restrictions.


     The administration agreement with ING Funds Services may be cancelled by the Trust on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days' written notice to the Trust.

     During periods when FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios invest directly in investment securities, each pays the Administrator an annual fee, payable monthly in arrears, equal to 0.10% of average daily net assets. The Administrator is a wholly owned subsidiary of ING Groep, N.V. and the immediate parent company of the Manager.

     The Administrator did not receive any fees on behalf of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities and MFS Utilities Portfolios because these Portfolios had not commenced operations as of the fiscal year ended December 31, 2004.

DISTRIBUTION OF TRUST SHARES

     DSI serves as the Portfolio's Distributor and Principal Underwriter. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI also serves as Manager to the Trust and therefore is an affiliate to the Trust.


     The Trustees have classified shares of each of the Portfolios into four classes: Institutional Class ("Class I") shares; Service Class ("Class S") shares; Service 2 Class ("Service 2") shares; and Adviser Class ("ADV Class"). Only ADV Class shares are offered through this SAI.

     Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation;
(b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, ADV Class shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum. DSI has agreed to waive a portion of the distribution fee for ADV Class shares. The expense waiver will continue through at least May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.35% (not to exceed 0.50% under the current 12b-1 Plan) in the future.


SHAREHOLDER SERVICE AND DISTRIBUTION PLAN.


     The Trust has adopted a Shareholder Service and Distribution Plan (the "Plan") for the ADV Class shares dated May 29, 2003. Under the Plan the Trust may pay to DSI a shareholder service fee (the "Service Fee") at the rate of 0.25%, on an annualized basis, of the average daily net assets of the Fund's ADV Class shares. The Service Fee may be used to pay for shareholder services provided to the Portfolios. The Plan provides that the ADV Class shares of the Portfolios shall pay a distribution fee (the

"Distribution Fee") for distribution services, including payments to DSI, at annual rates not to exceed 0.50% of the average daily net assets of such Portfolios for distribution services. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including DSI) and other financial intermediaries and plan administrators ("financial service firms").

     Since the Service Fees and Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses).

     Shareholder services payable under the Plan include, but are not limited to, the following costs: (a) answering investor inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; (b) assisting shareholders in designating or changing account designations and addresses; (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (d) assisting in processing purchase and redemption transactions; (e) arranging for the wiring of funds; (f) transmitting and receive funds in connection with customer orders to purchase or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (h) furnishing quarterly and year-end statements and confirmations of purchases and redemptions; (i) transmitting on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; (j) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Portfolios; (k) generating confirming statements; (l) providing administrative and other services to plan administrators; and (m) providing such other related services as the Funds or a shareholder may request. DSI may subcontract with other parties for the provision of shareholder, plan sponsor or plan participant support services.


     Distribution expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners or plan participants; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the ADV Class shares of the Portfolios (d) obtaining information and providing explanations to variable contract owners or plan participants regarding the Portfolios' investment objectives and policies and other information about the Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the Portfolios' accounts; (h) providing services to plan administrators; and (i) financing any other activity that the Trust's Board determines is primarily intended to result in the sale of the Portfolios' shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan. The Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, cast in-person at a meeting called for that purpose.

     The Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios. The Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolios without the approval of a majority of the outstanding shares of each of the Portfolios. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

     The Plan was adopted because of its anticipated benefit to the Portfolios. These anticipated benefits include increased promotion and distribution of the Portfolios' shares, an enhancement in the Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolios.

Because only the ADV Class shares of JPMorgan Small Cap Equity, Marsico Growth, Mercury Large Cap Growth, MFS Total Return, T. Rowe Price Capital Appreciation,
T. Rowe Price Equity Income, and Van Kampen Growth and Income Portfolios had commenced operations as of December 31, 2004, payments under the Plan had not been made for the other Portfolios.

          PORTFOLIOS                                                DISTRIBUTION FEES
          ------------------------------------------------          -----------------
          ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
          Advertising                                               $   ---
          Printing                                                  $     1
          Salaries & Commissions                                    $     2
          Broker Servicing                                          $   277
          Miscellaneous                                             $     3
          Total                                                     $   283

          ING MARSICO GROWTH PORTFOLIO
          Advertising                                               $     4
          Printing                                                  $    73
          Salaries & Commissions                                    $    50
          Broker Servicing                                          $    46
          Miscellaneous                                             $    58
          Total                                                     $   321

          ING MERCURY LARGE CAP GROWTH
          Advertising                                               $   ---
          Printing                                                  $     1
          Salaries & Commissions                                    $     2
          Broker Servicing                                          $   211
          Miscellaneous                                             $     2
          Total                                                     $   216

          ING MFS TOTAL RETURN PORTFOLIO
          Advertising                                               $    21
          Printing                                                  $   408
          Salaries & Commissions                                    $   217
          Broker Servicing                                          $ 7,353
          Miscellaneous                                             $   264
          Total                                                     $ 8,263

          ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
          Advertising                                               $    31
          Printing                                                  $   580
          Salaries & Commissions                                    $   339
          Broker Servicing                                          $13,233
          Miscellaneous                                             $   415
          Total                                                     $14,598

          ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
          Advertising                                               $     8
          Printing                                                  $   145
          Salaries & Commissions                                    $    95
          Broker Servicing                                          $ 4,780
          Miscellaneous                                             $   109
          Total                                                     $ 5,137

          ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
          Advertising                                               $    ---
          Printing                                                  $      4
          Salaries & Commissions                                    $      6
          Broker Servicing                                          $    ---
          Miscellaneous                                             $     17
          Total                                                     $     27

          PORTFOLIOS                                                SERVICE FEES
          ------------------------------------------------          -----------------
          ING JPMorgan Small Cap Equity Portfolio                   $    274
          ING Marsico Growth Portfolio                              $  3,161
          ING Mercury Large Cap Growth                              $    209
          ING MFS Total Return Portfolio                            $  7,132
          ING T. Rowe Price Capital Appreciation Portfolio          $ 12,902
          ING T. Rowe Price Equity Income Portfolio                 $  4,693
          ING Van Kampen Growth and Income Portfolio                $    948



CODE OF ETHICS

     The Portfolios, the Manager, the Portfolio Managers and the Distributor have adopted a code of ethics ('Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Portfolios and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Portfolios that may arise from personal trading of securities that may be purchased or held by the Portfolios or the Portfolios' shares. The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolios' Compliance Officer his or her designee and to report all transactions on a regular basis. The Portfolio Managers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

     The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.


     In addition, the Portfolios post their complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (E.G. the Portfolios will post the quarter-ending June 30 holdings on August 1).


     The Portfolios also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of the month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view them on ING's website, the Portfolios' complete portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Portfolios may provide their complete portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure:


     - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;
     - To financial printers for the purpose of preparing the Portfolios' regulatory filings;
     -    For the purpose of due diligence regarding a merger or acquisition;
     - To a new adviser or Portfolio Manager prior to the commencement of its management of the Portfolios;
     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;
     - To consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Portfolios;
     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios;
     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders; or
     - To an affiliated insurance company or affiliated entities of the insurance company who assist them with this process, on a daily basis, for the purpose of trading to hedge risks that are assumed pursuant to guarantees provided under variable annuity contracts and variable life policies that are issued by such company.


     In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Portfolios' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of the Portfolios' shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' Manager, Portfolio Manager, principal underwriter or any affiliated person of the Portfolios, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Portfolio's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Manager, Portfolio Manager, principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolio's administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.


     The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' full portfolio holdings:



                                                                               TIME LAG BETWEEN
                                                                              DATE OF INFORMATION
                                                                             AND DATE INFORMATION
                PARTY                   PURPOSE              FREQUENCY             RELEASED
     --------------------------   -----------------   --------------------   ----------------------
     Institutional Shareholder    Proxy Voting          Daily                None
     Services, Inc.               & Class Action
                                  Services

     Charles River Development    Compliance            Daily                None


     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Portfolios' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the Manager, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.




PROXY VOTING PROCEDURES


     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Manager, the Board has also approved the Manager's proxy voting procedures, which require the Manager to vote proxies in accordance with the Portfolios' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Portfolios, including procedures of the Manager, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (http://www.ingfunds.com) or by accessing the SEC's EDGAR database (http://www.sec.gov).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Management Agreement of Portfolio Management Agreement authorizes the Manager or Portfolio Manager to select the brokers or dealers that will execute the purchase and sale of investment securities for each Portfolio. In all purchases and sales of securities for the portfolio of a Portfolio, the primary consideration is to obtain the most favorable execution available. Pursuant to the Management Agreement or Portfolio Management Agreements, the Manager or each Portfolio Manager determines, subject to the instructions of and review by the Portfolios' Board, which securities are to be purchased and sold by a Portfolio and which brokers are to be eligible to execute portfolio transactions of a Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Manager or a Portfolio Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, the Manager or Portfolio Manager are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm's risk in positioning a block of securities, and other factors. The Manager or Portfolio Manager may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Manager or Portfolio Manager.

     In selecting a broker-dealer, the Manager or Portfolio Manager will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Manager or Portfolio Manager may also take into account the quality of research and related services that can be provided by a broker-dealer, provided the Manager or Portfolio Managers make a good faith determination that the broker commissions paid by the Portfolios is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or Portfolio Manager may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (ad defined in the 1934 Act) to the Manager or the Portfolio Managers commissions for effecting a securities transaction for a Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transactions for the clients of the manager. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Manager or Portfolio Manager may receive research services from broker-dealers with which the Manager or Portfolio Manager places a Portfolio's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Manager or Portfolio Managers do not bear the expense of these services if provided by a broker-dealer that executes trades for a Portfolio, and the advisory fee paid to the Manager or portfolio manager fee paid to a Portfolio Manager is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Manager or the Portfolio Managers in advising a Portfolio and other clients, although not all of the research services received by the Manager or Portfolio Managers will necessarily be useful and of value in managing a particular Portfolio. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Manager or Portfolio Manager for the execution of securities transactions for a Portfolio. In addition, in negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Manager or Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

     In negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by the Manager or Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

     Portfolio transactions may be executed by brokers affiliated with the ING Groep, N.V. or the Manager or Portfolio Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in comparable transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to the rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

     Purchases of securities for a Portfolio also may be directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

     Some securities considered for investment by a Portfolio may also be appropriate for their clients served by that Portfolio's Manager of Portfolio Manager. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Manager or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and the Manager or Portfolio Manager's other clients in a manner deemed fair and reasonable by the Manager or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Manager or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Portfolios seek to acquire the same security at the same time, one or more of the Portfolios may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

     For the fiscal years ended December 31, 2004, and 2003, respectively, each of the Portfolios listed below paid total brokerage commissions as indicated.



          PORTFOLIO                                                            2004              2003
          ------------------------------------------------------------------------------------------------
          ING AIM Mid Cap Growth Portfolio                               $     1,081,488   $  1,277,679.06
          ING Alliance Mid Cap Growth Portfolio                          $     3,322,364   $     1,996,896
          ING Capital Guardian Managed Global Portfolio                  $       237,274   $       440,278

          ING Capital Guardian Small/Mid Cap Portfolio (1)               $       928,119   $       262,574
          ING Capital Guardian U.S. Equities Portfolio (1)               $       333,432   $       909,187
          ING Eagle Asset Capital Appreciation Portfolio (1)             $       164,754   $       276,406
          ING Evergreen Health Sciences Portfolio                        $        70,870               N/A
          ING Evergreen Omega Portfolio                                  $        10,781               N/A
          ING FMR(SM) Diversified Mid Cap Portfolio                      $       809,496   $       279,297
          ING FMR(SM) Earnings Growth Portfolio (2)                                  N/A               N/A
          ING Global Resources Portfolio (1)                             $     1,385,184   $       541,231
          ING Goldman Sachs Tollkeeper(SM) Portfolio(1)                  $       146,517   $        99,735
          ING International Portfolio                                    $       860,777   $       822,843
          ING Janus Contrarian Portfolio (1)                             $        73,094   $        74,219
          ING Jennison Equity Opportunities Portfolio                    $     1,086,333   $     1,438,658
          ING JPMorgan Emerging Markets Equity Portfolio (1)             $       709,071   $       434,661
          ING JPMorgan Small Cap Equity Portfolio                        $       319,381   $        62,916
          ING JPMorgan Value Opportunities Portfolio (2)                             N/A               N/A
          ING Julius Baer Foreign Portfolio                              $       743,866   $       124,629
          ING Legg Mason Value Portfolio (1)                             $       387,874   $       222,015
          ING Limited Maturity Bond Portfolio                                        ---               ---
          ING Marsico Growth Portfolio                                   $     1,444,579   $     1,666,706
          ING Marsico International Opportunities Portfolio  (2)                     N/A               N/A
          ING Mercury Focus Value Portfolio                              $       253,299   $        87,034
          ING Mercury Large Cap Growth Portfolio (1)                     $        45,380   $        31,964
          ING MFS Mid Cap Growth Portfolio                               $     2,181,473   $     2,154,230
          ING MFS Total Return Portfolio                                 $     1,837,634   $     1,203,218
          ING MFS Utilities Portfolio (2)                                            N/A               N/A
          ING Oppenheimer Main Street Portfolio(R)(1)                    $     2,026,202   $     2,437,676
          ING PIMCO Core Bond Portfolio                                  $       108,225   $        80,527
          ING PIMCO High Yield Portfolio                                 $        36,428               N/A
          ING Pioneer Fund Portfolio (2)                                             N/A               N/A
          ING Pioneer Mid Cap Value Portfolio (2)                                    N/A               N/A
          ING Salomon Brothers All Cap Portfolio                         $       632,667   $       561,048
          ING Salomon Brothers Investors Portfolio                       $       253,234   $       193,516
          ING T. Rowe Price Capital Appreciation Portfolio               $     1,007,240   $       518,447
          ING T. Rowe Price Equity Income Portfolio                      $       553,324   $       319,024
          ING UBS U.S. Allocation Portfolio (1)                          $        76,693   $       152,444
          ING Van Kampen Equity Growth Portfolio                         $       238,825   $        83,787
          ING Van Kampen Global Franchise Portfolio                      $        46,591   $        30,027
          ING Van Kampen Growth and Income Portfolio                     $       949,262   $     1,093,782
          ING Van Kampen Real Estate Portfolio                           $       292,321               ---

     (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

     (2) Because ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, commissions paid to certain brokers for research services are not available.

     For the fiscal year ended December 31, 2004, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:



          PORTFOLIO                                             COMMISSIONS PAID ON TOTAL TRANSACTIONS
          ---------                                             --------------------------------------
          ING AIM Mid Cap Growth Portfolio                                 $        56,305
          ING Alliance Mid Cap Growth Portfolio                            $       217,250
          ING Capital Guardian Managed Global Portfolio                                ---
          ING Capital Guardian Small/Mid Cap Portfolio (1)                             ---
          ING Capital Guardian U.S. Equities Portfolio (1)                             ---
          ING Eagle Asset Capital Appreciation Portfolio (1)                           ---
          ING Evergreen Health Sciences Portfolio                          $         1,793
          ING Evergreen Omega Portfolio                                    $         2,294
          ING FMR(SM) Diversified Mid Cap Portfolio                        $         4,450
          ING FMR(SM) Earnings Growth Portfolio (2)                                    N/A
          ING Global Resources Portfolio (1)                               $       266,033
          ING Goldman Sachs Tollkeeper(SM) Portfolio (1)                               ---
          ING International Portfolio                                      $        99,939
          ING Janus Contrarian Portfolio (1)                                           ---
          ING Jennison Equity Opportunities Portfolio                      $        49,665
          ING JPMorgan Emerging Markets Equity Portfolio (1)                           ---
          ING JPMorgan Value Opportunities Portfolio (2)                               N/A
          ING JPMorgan Small Cap Equity Portfolio                                      ---
          ING Julius Baer Foreign Portfolio                                $        28,823
          ING Legg Mason Value Portfolio (1)                               $       171,979
          ING Limited Maturity Bond Portfolio                                          ---
          ING Marsico Growth Portfolio                                     $        72,372
          ING Marsico International Opportunities Portfolio (2)                        N/A
          ING Mercury Focus Value Portfolio                                $        23,983
          ING Mercury Large Cap Growth Portfolio (1)                       $         2,879
          ING MFS Mid Cap Growth Portfolio                                             ---
          ING MFS Total Return Portfolio                                               ---
          ING MFS Utilities Portfolio (2)                                              N/A
          ING Oppenheimer Main Street Portfolio(R)(1)                      $         3,818
          ING PIMCO Core Bond Portfolio                                                ---

          ING PIMCO High Yield Portfolio                                               ---
          ING Pioneer Fund Portfolio (2)                                               N/A
          ING Pioneer Mid Cap Value Portfolio (2)                                      N/A
          ING Salomon Brothers All Cap Portfolio                           $        42,302
          ING Salomon Brothers Investors Portfolio                         $        16,910
          ING T. Rowe Price Capital Appreciation Portfolio                 $        39,470
          ING T. Rowe Price Equity Income Portfolio                        $        17,208
          ING UBS U.S. Allocation Portfolio (1)                            $        18,911
          ING Van Kampen Equity Growth Portfolio                                       ---
          ING Van Kampen Global Franchise Portfolio                                    ---
          ING Van Kampen Growth and Income Portfolio                                   ---
          ING Van Kampen Real Estate Portfolio                                         ---



          (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

          (2) Because ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, commissions paid to certain brokers for research services are not available .

     For the fiscal year ended December 31, 2003, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:



          PORTFOLIO                                             COMMISSIONS PAID ON TOTAL TRANSACTIONS
          ---------                                             --------------------------------------
          ING AIM Mid Cap Growth Portfolio                                 $       154,632
          ING Alliance Mid Cap Growth Portfolio                            $       156,354
          ING Capital Guardian U.S. Equities Portfolio                                 N/A
          ING Capital Guardian Managed Global Portfolio                                N/A
          ING Capital Guardian Small/Mid Cap Portfolio                                 N/A
          ING JPMorgan Emerging Markets Equity Portfolio                   $        64,161
          ING Eagle Asset Capital Appreciation Portfolio                               N/A
          ING FMR(SM) Diversified Mid Cap Portfolio                        $        18,823
          ING Goldman Sachs Tollkeeper(SM) Portfolio                       $        227.00
          ING Global Resources Portfolio                                   $        97,000
          ING International Portfolio                                      $        93,406
          ING Janus Contrarian Portfolio                                   $         2,079
          ING Jennison Equity Opportunities Portfolio                      $       436,802
          ING JPMorgan Small Cap Equity Portfolio                                      N/A
          ING Julius Baer Foreign Portfolio                                $          1926
          ING Legg Mason Value Portfolio                                   $        15,097

          ING Limited Maturity Bond Portfolio                                          N/A
          ING Liquid Assets Portfolio                                                  N/A
          ING Marsico Growth Portfolio                                     $       127,117
          ING Mercury Focus Value Portfolio                                $        13,056
          ING Mercury Large Cap Growth Portfolio                           $         5,956
          ING MFS Mid Cap Growth Portfolio                                             N/A
          ING Oppenheimer Main Street Portfolio                            $           905
          ING MFS Total Return Portfolio                                               N/A
          ING PIMCO Core Bond Portfolio                                                N/A
          ING Salomon Brothers All Cap Portfolio                           $        64,464
          ING Salomon Brothers Investors Portfolio                         $        13,955
          ING T. Rowe Price Capital Appreciation Portfolio                 $        68,203
          ING T. Rowe Price Equity Income Portfolio                        $        19,460
          ING UBS U.S. Allocation Portfolio                                $         7,934
          ING Van Kampen Equity Growth Portfolio                           $         1,189
          ING Van Kampen Global Franchise Portfolio                        $         1,354
          ING Van Kampen Growth and Income Portfolio                       $        37,273
          ING Van Kampen Real Estate Portfolio                             $         7,440


          As noted above, the Portfolio Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Portfolio Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Portfolio Manager, and the Portfolio Manager without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Portfolio Managers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

     On occasions when a Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or subadviser), the Portfolio Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

     SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of Directed Services, Inc., Manager to ING Investors Trust as of March 31, 2005: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited
(SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp., ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Advisors B.V., ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.


Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

The Manager or Portfolio Manager may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolios a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of that Portfolio. These commission recapture payments benefit the Portfolios, and not the Manager or Portfolio Manager.


For the fiscal year ended December 31, 2004, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

                                 TOTAL                                                     % OF
                                 AMOUNT OF           TOTAL AMOUNT        % OF TOTAL        PORTFOLIO
                                 COMMISSION          OF COMMISSIONS      COMMISSION PAID   DOLLAR AMOUNT
     PORTFOLIO                   PAID                PAID TO AFFILIATE   TO AFFILIATE      OF TRANSACTIONS     AFFILIATE
     --------------------------  ------------------  ------------------  ----------------  ---------------  ----------------
     ING Evergreen Health        $    70,870         $     782                1.10%        3.88%            Baring
     Sciences Portfolio

     ING FMR(SM) Diversified     $   811,372         $     209                0.03%        0.01%            Baring
     Mid Cap Portfolio

     ING Global Resources        $ 1,401,830         $  23,337                2.02%        1.54%            Baring
     Portfolio

     ING JPMorgan Emerging       $   719,533         $   2,153                0.30%        0.27%            Baring
     Markets Equity
     Portfolio

     ING Julius Baer             $   744,186         $  11,821                1.59%        0.59%            Baring
     Foreign Portfolio

     ING Julius Baer             $   744,186         $     461           $    0.06%        0.02%            ING Bank London
     Foreign Portfolio

     ING Van Kampen Global       $    46,646         $      43           $    0.09%        0.66%            Baring
     Franchise Portfolio


For the fiscal year ended December 31, 2003, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):


                                                                                         % OF
                               TOTAL          TOTAL AMOUNT         % OF TOTAL          PORTFOLIO
                             AMOUNT OF       OF COMMISSIONS        COMMISSION       DOLLAR AMOUNT OF
       PORTFOLIO          COMMISSION PAID   PAID TO AFFILIATE   PAID TO AFFILIATE     TRANSACTIONS           AFFILIATE
--------------------------------------------------------------------------------------------------------------------------
ING AIM Capital Mid       $  1,277,679.06  N/A                 N/A                 N/A                 N/A
Cap Growth
ING Alliance Mid Cap      $     1,996,896  N/A                 N/A                 N/A                 N/A
Growth Portfolio

ING Capital Guardian      $       440,278  N/A                 N/A                 N/A                 N/A
U.S. Equities Portfolio

ING Capital Guardian      $       262,574  N/A                 N/A                 N/A                 N/A
Managed Global
Portfolio

ING Capital Guardian      $       909,187  N/A                 N/A                 N/A                 N/A
Small/Mid Cap Portfolio

ING JPMorgan Emerging     $       434,661  N/A                 N/A                 N/A                 N/A
Markets Equity
Portfolio

                                                                                            % OF
                               TOTAL             TOTAL AMOUNT         % OF TOTAL          PORTFOLIO
                             AMOUNT OF          OF COMMISSIONS        COMMISSION       DOLLAR AMOUNT OF
       PORTFOLIO          COMMISSION PAID      PAID TO AFFILIATE   PAID TO AFFILIATE     TRANSACTIONS            AFFILIATE
ING Eagle Asset           $         276,406         N/A             N/A                N/A               N/A
Capital Appreciation
Portfolio

ING FMR(SM) Diversified   $         279,297   $   7,036            2.52%              4.09%              Fidelity Capital Markets
Mid Cap Portfolio

ING Goldman Sachs         $          99,735         N/A             N/A                N/A               N/A
Tollkeeper(SM) Portfolio

ING Global Resources      $         541,231         N/A             N/A                N/A               N/A
Portfolio

ING International         $      822,843.47         N/A             N/A                N/A               N/A
Portfolio

ING Janus Contrarian      $          74,219         N/A             N/A                N/A               N/A
Portfolio

ING Jennison Equity       $       1,438,658         N/A             N/A                N/A               N/A
Opportunities Portfolio

ING JPMorgan Small Cap    $          62,916         N/A             N/A                N/A               N/A
Equity Portfolio

ING Julius Baer           $         124,629         N/A             N/A                N/A               N/A
Foreign Portfolio

ING Legg Mason Value      $         222,015         N/A             N/A                N/A               N/A
Portfolio

ING Marsico Growth        $       1,666,706         N/A             N/A                N/A               N/A
Portfolio

ING Mercury Focus         $          87,034   $  10,923           12.55%              2.16%              Merrill Lynch
Value Portfolio

ING Mercury Large Cap     $          31,964   $   5,903           18.47%              0.68%              Merrill Lynch
Growth Portfolio

ING MFS Mid Cap Growth    $       2,154,230         N/A             N/A                N/A               N/A
Portfolio

ING Oppenheimer Main      $       2,437,676         N/A             N/A                N/A               N/A
Street Portfolio

                                                                                            % OF
                               TOTAL             TOTAL AMOUNT         % OF TOTAL          PORTFOLIO
                             AMOUNT OF          OF COMMISSIONS        COMMISSION       DOLLAR AMOUNT OF
       PORTFOLIO          COMMISSION PAID      PAID TO AFFILIATE   PAID TO AFFILIATE     TRANSACTIONS            AFFILIATE
ING MFS Total Return      $       1,203,218         N/A             N/A                N/A               N/A
Portfolio

ING PIMCO Core Bond       $          80,527         N/A             N/A                N/A               N/A
Portfolio

ING Salomon Brothers      $         561,048   $   7,050            1.26%              0.54%              Citigroup Global Markets
All Cap Portfolio                             $   2,800            0.50%              0.66%              Salomon Smith Barney

ING Salomon Brothers      $         193,516   $     385            0.20%              0.18%
Investors Portfolio                           $   1,410            0.73%              0.81%              Citigroup
                                              $     285            0.15%              0.59%              Salomon Smith Barney
                                                                                                         Smith Barney

ING T. Rowe Price         $         518,447         N/A             N/A                N/A               N/A
Capital Appreciation
Portfolio

ING T. Rowe Price         $         319,024         N/A             N/A                N/A               N/A
Equity Income Portfolio

ING UBS U.S.              $         152,444   $   1,446            0.95%              1.26%              Fidelity Capital Markets
Allocation Portfolio      $         152,444   $     195            0.13%              0.10%              UBS Securities LLC

ING Van Kampen Global     $          30,027         N/A             N/A                N/A               N/A
Franchise Portfolio

ING Van Kampen Equity     $          83,787   $      39            0.05%              0.03%              Morgan Stanley
Growth Portfolio

ING Van Kampen Growth     $       1,093,782   $  18,176            1.66%              6.14%              Morgan Stanley
and Income Portfolio


     For the fiscal year ended December 31, 2002, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

                                                                                           % OF
                                    TOTAL            TOTAL AMOUNT       % OF TOTAL         PORTFOLIO
                                    AMOUNT OF        OF COMMISSIONS     COMMISSION         DOLLAR AMOUNT OF
          PORTFOLIO                 COMMISSION PAID  PAID TO AFFILIATE  PAID TO AFFILIATE  TRANSACTIONS            AFFILIATE
          ---------------------------------------------------------------------------------------------------------------------
          Salomon Bro. All Cap      $  4,941,440     $    13,815          0.28%             1.69%            Salomon Smith
                                                                                                             Barney
          UBS U.S. Allocation*      $     80,570     $     1,248          1.55%             2.23%            Fidelity Capital
                                                                                                             Markets (FCM)
          FMR(SM) Diversified Mid   $    161,667     $     2,688          1.66%             2.00%            FCM
          Cap
          Mercury Focus Value       $     33,189     $     5,348         16.11%            13.70%            Merrill Lynch
          Mercury Large Cap Growth  $     11,113     $     2,009         18.08%            21.50%            Merrill Lynch
          Salomon Brothers          $    276,056     $    16,194          5.87%             3.17%            Salomon Smith
          Investors                                                                                          Barney


     * Fidelity Capital Markets is an affiliate of the Portfolio's former Portfolio Manager, Fidelity Management & Research Company. Effective May 1, 2003, UBS Asset Management (Americas) Inc. is the Portfolio's Portfolio Manager.


     Citigroup Global Markets Inc. (formerly, Salomon Smith Barney) is an affiliate of Salomon Brothers Asset Management, Inc, the Portfolio Manager to the Salomon Brothers Investors and Salomon Brothers All Cap. Fidelity Capital Markets is an affiliate of Fidelity, Management & Research Company, the former Portfolio Manager for UBS U.S. Allocation and the Portfolio Manager for FMR(SM) Diversified Mid Cap. Merrill Lynch is affiliated with Mercury Advisors, the Portfolio Manager for Mercury Focus Value and Mercury Large Cap Growth. Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Manager and Portfolio Manager of Global Resources. Goldman Sachs is an affiliate of Goldman Sachs Asset Management, L.P., the Portfolio Manager to Goldman Sachs Tollkeeper(SM). Furman Securities Corp. is an affiliate of the Manager, as each is owned by ING Groep. Fred Alger and Company is an affiliate of Fred Alger Management, Inc., a former Portfolio Manager to the Capital Guardian Small/Mid Cap.

     The Manager, DSI, is an affiliate of ING Investors Trust.

     During the fiscal year ended December 31, 2003, the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of December 31, 2004:



                          FUND NAME                              SECURITY DESCRIPTION         MARKET VALUE
     ----------------------------------------------------    ----------------------------    ---------------
     ING AIM MIDCAP GROWTH PORTFOLIO                         Legg Mason                      $     2,930,000

     ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO           ABN AMRO Holding NV             $     1,678,000
                                                             Credit Suisse Group             $       850,000
                                                             Deutsche Boerse AG              $       813,000

                          FUND NAME                              SECURITY DESCRIPTION         MARKET VALUE
     ----------------------------------------------------    ----------------------------    ---------------
                                                             HSBC Holdings Plc.              $     2,026,000
                                                             JPMorgan Chase & Co.            $     3,149,000
                                                             Macquarie Airports              $       391,000
                                                             Societe Generale                $       800,000
                                                             Thomson Corp.                   $     2,053,000
                                                             UBS AG                          $           922
                                                             Wells Fargo & Co.               $         3,990

     ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (1)        Goldman Sachs                   $     1,207,000
                                                             J.P. Morgan                     $    13,874,000
                                                             Wells Fargo                     $    15,076,000

     ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO (1)      Bank of America                 $         7,594
                                                             Wachovia                        $         8,390
     ING FMR DIVERSIFIED MIDCAP PORTFOLIO                    Deutsche Bank                   $            71

     ING INTERNATIONAL PORTFOLIO                             Deutsche Bank                   $         5,284
                                                             Societe Generale                $         4,232
                                                             UBS                             $         4,457

     ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO             Charles Schwab                  $         2,966
                                                             J.P. Morgan                     $         3,697
                                                             Merrill Lynch                   $         4,088

     ING JPMORGAN SMALL CAP EQUITY PORTFOLIO                 National Financial Partners     $           248
                                                             Simmons First National          $            93

     ING JULIUS BAER FOREIGN PORTFOLIO                       Credit Suisse Group             $         1,939
                                                             Deutsche Bank                   $         4,225
                                                             Macquarie                       $         1,277
                                                             Morgan Stanley                  $           970
                                                             Nomura Holings, Inc.            $         1,928
                                                             RBC Information Systems         $            67
                                                             SBS Broadcasting SA             $           217

                          FUND NAME                              SECURITY DESCRIPTION         MARKET VALUE
     ----------------------------------------------------    ----------------------------    ---------------
                                                             UBS AG                          $           778

     ING LEGG MASON VALUE PORTFOLIO (1)                      Citigroup                       $         9,722
                                                             J.P. Morgan                     $        13,530

     ING LIMITED MATURITY BOND PORTFOLIO                     Bank of America                 $         5,179
                                                             Bear Stearns                    $         1,364
                                                             Citigroup                       $         5,215
                                                             Credit Suisse First Boston      $         4,195
                                                             Goldman Sachs                   $         6,178
                                                             HSBC                            $         1,174
                                                             J.P. Morgan                     $         4,161
                                                             Morgan Stanley                  $         4,196
                                                             Prudential                      $           844
                                                             Societe Generale                $           379
                                                             Wachovia                        $         3,086

     ING MARSICO GROWTH PORTFOLIO                            Citigroup                       $        41,491
                                                             Goldman Sachs                   $        15,995
                                                             Merrill Lynch                   $        15,536

     ING MERCURY LARGE CAP GROWTH PORTFOLIO (1)              E*Trade                         $           221
                                                             Prudential                      $           242

     ING MERCURY FOCUS VALUE PORTFOLIO                       Citigroup                       $         4,678
                                                             Goldman Sachs                   $         1,248
                                                             J.P. Morgan                     $         3,132
                                                             Morgan Stanley                  $         3,226

     ING MFS MID CAP GROWTH PORTFOLIO                        E*Trade                         $         2,275
                                                             Legg Mason                      $        16,603

     ING MFS TOTAL RETURN PORTFOLIO                          Bank of America Corp.           $        31,021

                          FUND NAME                              SECURITY DESCRIPTION         MARKET VALUE
     ----------------------------------------------------    ----------------------------    ---------------
                                                             Bear Stearns                    $           527
                                                             Citibank Credit Card            $         2,456
                                                             Citigroup, Inc.                 $        23,167
                                                             CSFB Mortgage                   $         1,101
                                                             Deutsche Mortgage               $         1,500
                                                             First Union Commercial          $         1,779
                                                             Goldman Sachs Group, Inc.       $         9,707
                                                             JP Morgan Chase & Co.           $        23,423
                                                             Lehman Brothers Holdings, Inc.  $         3,315
                                                             Merrill Lynch & Co., Inc.       $        16,163
                                                             Morgan Stanley                  $         8,446
                                                             Prudential Funding LLC          $           985
                                                             SunTrust Banks, Inc.            $        11,354
                                                             U.S. Bancorp.                   $         3,604

     ING OPPENHEIMER MAIN STREET PORTFOLIO (1)               Bank of America Corp.           $        13,984
                                                             BB&T Corp.                      $           610
                                                             Bear Stearns Cos., Inc.         $         1,391
                                                             Charles Schwab Corp.            $         1,029
                                                             CIT Group, Inc.                 $           614
                                                             Citigroup, Inc.                 $        18,289
                                                             E*TRADE Financial Corp.         $           428
                                                             Fidelity National Financial,    $           708
                                                             Inc.
                                                             Goldman Sachs Group, Inc.       $           583
                                                             J.P. Morgan Chase & Co.         $        12,429
                                                             Legg Mason, Inc.                $           117
                                                             Lehman Brothers Holdings, Inc.  $           796
                                                             Merrill Lynch & Co., Inc.       $         3,508
                                                             Morgan Stanley                  $         5,147
                                                             SunTrust Banks, Inc.            $         1,241
                                                             U.S. Bancorp.                   $         5,707

                          FUND NAME                              SECURITY DESCRIPTION         MARKET VALUE
     ----------------------------------------------------    ----------------------------    ---------------
                                                             Wachovia Corp.                  $         5,034
                                                             Wells Fargo & Co.               $         6,383

     ING PIMCO CORE BOND PORTFOLIO                           CIT Group, Inc.                 $         1,660
                                                             Citigroup, Inc.                 $           960
                                                             CSFB Mortgage                   $         2,380
                                                             Deutsche Bundesrepublik         $        41,988
                                                             Goldman Sachs Group, Inc.       $           100
                                                             Merrill Lynch Mortgage          $           796
                                                             Investors, Inc.
                                                             Morgan Stanley                  $           619
                                                             Nomura Asset Acceptance Corp.   $           194

     ING SALOMON BROTHERS ALL CAP PORTFOLIO                  J.P. Morgan                     $         7,414
                                                             Merrill Lynch                   $         5,648
                                                             Morgan Stanley                  $         2,737

     ING SALOMON BROTHERS INVESTORS PORTFOLIO                Bank of America Corp.           $         7,532
                                                             Goldman Sachs Group, Inc.       $         2,487
                                                             J.P. Morgan Chase & Co.         $         2,813
                                                             Merrill Lynch & Co., Inc.       $         4,178
                                                             Morgan Stanley                  $         2,265
                                                             U.S. Bancorp.                   $         2,875
                                                             Wachovia Corp.                  $         3,093
                                                             Wells Fargo & Co.               $         2,909

     ING T.ROWE PRICE CAPITAL APPRECIATION PORTFOLIO         Charles Schwab                  $        27,388
                                                             Lehman Brothers                 $        15,484
                                                             Prudential                      $        17,367

     ING T.ROWE PRICE EQUITY INCOME PORTFOLIO                Bank of America Corp.           $        14,014
                                                             Charles Schwab Corp.            $        10,305
                                                             Citigroup, Inc.                 $         5,925

                          FUND NAME                              SECURITY DESCRIPTION         MARKET VALUE
     ----------------------------------------------------    ----------------------------    ---------------
                                                             J.P. Morgan Chase & Co.         $        19,690
                                                             Morgan Stanley                  $        10,910
                                                             SunTrust Banks, Inc.            $         9,398
                                                             Wells Fargo & Co.               $         4,612

     ING UBS U.S. ALLOCATION PORTFOLIO (1)                   Bank of America Corp.           $           110
                                                             Citigroup, Inc.                 $         2,949
                                                             Citigroup, Inc.                 $            77
                                                             Credit Suisse First Boston      $           249
                                                             Deutsche Telekom Int'l Finance  $            33
                                                             GS Mortgage Securities Corp.    $           198
                                                             J.P. Morgan Chase & Co.         $         1,568
                                                             J.P. Morgan Chase & Co.         $           464
                                                             LB Commercial Conduit Mortgage  $           156
                                                             Trust
                                                             Morgan Stanley                  $         2,121
                                                             Morgan Stanley                  $           721
                                                             Wachovia Bank                   $            53
                                                             Wells Fargo & Co.               $         2,306
                                                             Wells Fargo & Co.               $            56

     ING VAN KAMPEN EQUITY GROWTH PORTFOLIO                  Citigroup                       $           455

     ING VAN KAMPEN GROWTH & INCOME PORTFOLIO                Bank of America Corp.           $        12,882
                                                             Charles Schwab Corp.            $         4,189
                                                             Citigroup, Inc.                 $        20,605
                                                             Goldman Sachs Group, Inc.       $         3,007
                                                             J.P. Morgan Chase & Co.         $        25,944
                                                             Lehman Brothers Holdings, Inc.  $        18,527
                                                             Merrill Lynch & Co., Inc.       $        17,906
                                                             Prudential Financial, Inc.      $         8,792

     (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios.

     For Limited Maturity Bond, the increase was due to the Portfolio's strategy. The strategy utilizes dollar roll transactions, which allow the Portfolio to increase income without employing leverage while capitalizing on a temporary shortage of mortgage securities, thereby creating an opportunity for owners of mortgage-backed securities to enhance returns without changing their risk/return profile. Also, fixed-income investing rewards discipline and risk control is essential. Duration risk, that is, sensitivity to changes in interest rates, is a significant risk faced by all fixed income managers and investors. A successful strategy utilized by the investment management team is to capture incremental return when pricing anomalies exist between bond sectors or between primary and secondary issues. When attractive investments change the overall duration of the Portfolio away from the desired level, the resulting unintended duration risk is offset, or hedged, by matching purchases of U.S. Treasuries with complementary duration. Lastly, security selection is a hallmark of the ING investment process as we seek to make many small decisions in the pursuit of incremental return. Higher turnover is a natural function of these return enhancing, risk control and security selection measures.

     For Mercury Large Cap Growth, the portfolio turnover increase was due to the fact that the management of this Portfolio was transferred to the investment team lead by Mr. Bob Doll in August of 2004. Coincident with the change in management, the portfolio was transitioned to reflect the current strategy employed by the new team.



NET ASSET VALUE


     As noted in the Prospectus, the net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and therefore assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See the "Net Asset Value"
section in the Prospectus. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.


     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.


     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for such foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

     Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.


     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.




     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.




     In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.


     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.


                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

     Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2 [((a-b)/cd + 1)(TO THE POWER OF 6) - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     Only the ADV Class shares of JPMorgan Small Cap Equity, Marsico Growth, Mercury Large Cap Growth, MFS Total Return, T. Rowe Price Capital Appreciation,
T. Rowe Price Equity Income, and Van Kampen Growth and Income had commenced operations as of December 31, 2004, and therefore are the only Portfolios to have computed an average annual total return. Quotations for the other Portfolios' Class S shares (revised for the higher expenses of ADV Class shares) for the periods indicated for each year ended December 31 are set out below.

     Because FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Fund, and Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, performance returns are not available.

                     PORTFOLIO                               1 YEAR    5 YEARS    10 YEARS   SINCE INCEPTION   DATE OF INCEPTION
-----------------------------------------------------------  -------   -------   ---------   ---------------   -----------------
ING AIM MID CAP GROWTH PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                7.18%   (6.41)%       N/A          5.54%            10/2/1995

ING ALLIANCE MID CAP GROWTH PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                19.12%  (0.38)%       N/A          4.81%            8/14/1998

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                10.57%  (2.24)%      9.63%          N/A                N/A

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                7.11%   (2.30)%       N/A          8.74%             1/3/1996

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                8.89%     N/A         N/A          2.93%             2/1/2000

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                14.49%   4.05%        N/A          8.85%             1/3/1995

ING FMRSM Diversified Mid Cap Portfolio (2)
      ADV Class                                                 N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                23.67%    N/A         N/A          4.77%            10/2/2000

ING GLOBAL RESOURCES PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                6.08%    6.09%       6.04%          N/A                N/A

ING GOLDMAN SACHS TOLLKEEPERSM PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                11.07%    N/A         N/A         (7.95)%            5/1/2001

                     PORTFOLIO                               1 YEAR    5 YEARS    10 YEARS   SINCE INCEPTION   DATE OF INCEPTION
-----------------------------------------------------------  -------   -------   ---------   ---------------   -----------------
ING INTERNATIONAL PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                16.30%    N/A         N/A          7.76%            12/17/2001

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                12.17%  (5.43)%      7.76%          N/A                N/A

ING JANUS CONTRARIAN PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                16.74%    N/A         N/A          2.03%            10/2/2000

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
    Class S (revised for ADV Class Shares) (1)                 17.34%  (1.02)%       N/A          1.40%            2/18/1998

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A          24.11%            8/12/04
     Class S (revised for ADV Class Shares) (1)                25.48%    N/A         N/A          11.18%            5/1/2002

ING JULIUS BAER FOREIGN PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                17.61%    N/A         N/A          9.46%            5/1/2002

ING LEGG MASON VALUE PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                13.48%    N/A         N/A         (0.01)%           10/2/2002

                     PORTFOLIO                               1 YEAR    5 YEARS    10 YEARS   SINCE INCEPTION   DATE OF INCEPTION
-----------------------------------------------------------  -------   -------   ---------   ---------------   -----------------
ING LIMITED MATURITY BOND PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                1.02%    5.20%       5.46%          N/A                N/A

ING MARSICO GROWTH PORTFOLIO
     ADV Class                                                 12.17%    N/A         N/A          11.87%           12/31/2003
     Class S (revised for ADV Class Shares) (1)                12.10%  (10.89)%      N/A         (1.38)%           8/14/1998

ING MERCURY FOCUS VALUE PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                11.13%    N/A         N/A          7.92%             5/1/2002

ING MERCURY LARGE CAP GROWTH PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A          12.57%           3/17/2004
     Class S (revised for ADV Class Shares) (1)                10.69%    N/A         N/A          4.51%             5/1/2002

ING MFS MID CAP GROWTH PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                14.67%  (7.84)%       N/A          5.19%            8/14/1998

ING MFS TOTAL RETURN PORTFOLIO
     ADV Class                                                 10.83%    N/A         N/A          13.19%           12/16/2003
     Class S (revised for ADV Class Shares) (1)                10.72%   7.23%        N/A          7.27%            8/14/1998

ING OPPENHEIMER MAIN STREET PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                12.48%  (4.90)%       N/A          1.54%            8/14/1998

                     PORTFOLIO                               1 YEAR    5 YEARS    10 YEARS   SINCE INCEPTION   DATE OF INCEPTION
-----------------------------------------------------------  -------   -------   ---------   ---------------   -----------------
ING PIMCO CORE BOND PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                4.39%    3.96%        N/A          2.81%            8/14/1998

ING PIMCO HIGH YIELD PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A

ING SALOMON BROTHERS ALL CAP PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                7.48%     N/A         N/A          5.68%             2/1/2000

ING SALOMON BROTHERS INVESTORS PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                9.54%     N/A         N/A          3.66%             2/1/2000

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
     ADV Class                                                 16.28%    N/A         N/A          19.15%           12/16/2003
     Class S (revised for ADV Class Shares) (1)                16.21%   14.12%      13.33%         N/A                N/A

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A          12.41%           1/15/2004
     Class S (revised for ADV Class Shares) (1)                14.50%   2.04%       8.48%          N/A                N/A

ING UBS U.S. ALLOCATION PORTFOLIO (2)
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                10.54%    N/A         N/A         (0.78)%           10/2/2000

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                6.97%     N/A         N/A          1.42%             5/1/2002

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                12.29%    N/A         N/A          9.01%             5/1/2002

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A          9.84%            2/22/2004
     Class S (revised for ADV Class Shares) (1)                13.41%   0.80%       10.63%         N/A                N/A

ING VAN KAMPEN REAL ESTATE PORTFOLIO
     ADV Class                                                  N/A      N/A         N/A           N/A                N/A
     Class S (revised for ADV Class Shares) (1)                37.30%   21.54%      15.45%         N/A                N/A

     (1) The performance for Class S shares is adjusted to reflect the ADV Class shares' additional 0.35% distribution and service fees (net of a 0.15% waiver of distribution fees by Directed Services, Inc., the distributor).


     (2) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.


     Each Portfolio may be categorized as to its market capitalization make-up ("large cap," "mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

     Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average ("DJIA"), the Goldman Sachs Internet Index, the Lehman Brothers Government Bond Index, the Lehman Brothers U.S. Government/Credit Bond Index, the Lehman Brothers Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, the Lehman Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the and the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE Index, the MSCI All Country World Free Index, the MSCI Emerging Markets Free Index, the MSCI World Index, the Russell Midcap Index, the Russell Midcap Growth Index, the Russell 1000 Index, the Russell 1000 Growth, the Russell 1000 Value, the Russell 2000 Index, the Russell 3000 Index, the Wilshire Real Estate Securities Index, or other indexes that measure performance of a pertinent group of securities,
(ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES


     Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Portfolios' Manager and its affiliates. Shares will generally not be offered to other investors.


     Each Portfolio that has commenced operations has qualified (any Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

     Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.


     For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

     Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

     With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

     The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

     Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.


     If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations there under, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

     Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

     Foreign Investments -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

     Real Estate Investment Trusts -- The Portfolios may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.


                                OTHER INFORMATION


CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 51 investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Portfolios discussed in this SAI are diversified with the exception of Evergreen Health Sciences, Global Resources, Janus Contrarian, Legg Mason Value, MFS Utilities, Salomon Brothers All Cap, Van Kampen Global Franchise, and Van Kampen Real Estate..


     On May 1, 2003, the Trust's name became the ING Investors Trust. Prior to that date on January 31, 1992, the name of the Trust was changed to The GCG Trust from The Specialty Managers Trust.


VOTING RIGHTS


     Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.


PURCHASE OF SHARES


     Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

     Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.


REDEMPTION OF SHARES


     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

EXCHANGES


     Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Liquid Assets Portfolio or any successor to such Portfolio.

CUSTODIAN

     The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for all Portfolios.

TRANSFER AGENT

     DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121, serves as the transfer agent and dividend-paying agent to the Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, located at 99 High Street, Boston, MA 02110, has been appointed as the Trust's independent registered public accounting firm. KPMG audits the financial statements of the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

     Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


REGISTRATION STATEMENT.

     This SAI and the accompanying Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

     The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS.


     Financial statements for the Portfolios for the fiscal year ended December 31, 2004 are included in the Portfolios' Annual Report and are incorporated by reference in this SAI and may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, (800)-992-0180.

                     APPENDIX A: DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high-grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

     PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

                                       Ai

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

Investment Grade

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                       Aii

               APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES


                                      Aiii

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

         A.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

               If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

               4.   Referrals to a Fund's Valuation and Proxy Voting Committee

               A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

               The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.     REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

               In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

               For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

               The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice
                               President of ING Investments, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager -
                               Special Projects, ING Funds Services, LLC

Maria Anderson                 Vice President of Fund Compliance, ING Funds
                               Services, LLC

Michael J. Roland              Executive Vice President and Chief Financial
                               Officer of ING Investments, LLC; Vice President,
                               ING Life Insurance and Annuity Company; and
                               Assistant Secretary, Directed Services, Inc.

Todd Modic                     Vice President of Financial Reporting - Fund
                               Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.       THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     (2)    Only if the director's legal expenses would be covered.

2.       PROXY CONTESTS
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.       AUDITORS
RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.       PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.       TENDER OFFER DEFENSES

POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.       MISCELLANEOUS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -   If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.       CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.       EXECUTIVE AND DIRECTOR COMPENSATION
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES
     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.       STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.      MERGERS AND CORPORATE RESTRUCTURINGS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.      MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.      SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.      GLOBAL PROXIES
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
     -   the opening of the shareholder meeting

     -   that the meeting has been convened under local regulatory requirements
     -   the presence of quorum
     -   the agenda for the shareholder meeting
     -   the election of the chair of the meeting
     -   the appointment of shareholders to co-sign the minutes of the meeting
     -   regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -   the allowance of questions
     -   the publication of minutes
     -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES
Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
     -   it is editorial in nature;
     -   shareholder rights are protected;
     -   there is negligible or positive impact on shareholder value;
     -   management provides adequate reasons for the amendments; or
     -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
     - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
     - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                               ING INVESTORS TRUST


                       STATEMENT OF ADDITIONAL INFORMATION



                              DATED APRIL 29, 2005



                       ING American Funds Growth Portfolio
                   ING American Funds International Portfolio
                   ING American Funds Growth-Income Portfolio

        (individually, a "Portfolio" and collectively, the "Portfolios")

This Statement of Additional Information ("SAI") pertains to the Portfolios listed above (each, a "Portfolio" and collectively, the "Portfolios"), each of which is a separate series of ING Investors Trust ("Trust"). This SAI is not a Prospectus. A Prospectus for the Portfolios that provides the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios' principal underwriter, Directed Services, Inc. This SAI should be read in conjunction with the Prospectus dated April 29, 2005 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. In addition, the Financial Statements for certain Portfolios and the independent registered public accounting firm's report thereon, included in such Portfolios' Annual Reports, are incorporated by reference in this SAI.


Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to certain investment advisers and their affiliates. The information in this SAI expands on information contained in the Prospectus. The Prospectus and the Annual Report can be obtained without charge by contacting the Trust at the phone number or address below.


                               ING INVESTORS TRUST
                         7337 EAST Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 (800) 992-0180

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS

                                  INTRODUCTION                                 2

                              HISTORY OF THE TRUST                             2

                                 THE PORTFOLIOS                                2

                             MASTER/FEEDER STRUCTURE                           2

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES             4

Investment Strategies and Risks                                                4
Master Funds                                                                   4
Portfolios                                                                     4

                            INVESTMENT RESTRICTIONS                           12

                            MANAGEMENT OF THE TRUST                           16

Share Ownership Policy                                                        24
Trustees' Portfolio Equity Ownership Positions                                24
Board Committees                                                              24
Frequency of Board Meetings                                                   26
Compensation of Trustees                                                      26
Ownership of Shares                                                           31
Control Persons and Principal Shareholders                                    31
The Investment Manager to the Portfolios                                      32
Investment Adviser to the Master Funds                                        35
Administration                                                                37
Distributor; 12b-1 Plans                                                      38
Rule 12b-1 Plans of the Portfolios                                            38
Rule 12b-1 Plans of the Master Funds                                          40
Fund Participation Agreement                                                  40
Code of Ethics                                                                40

               Disclosure of the Portfolio's Portfolio Securities             41

                             Proxy Voting Procedures                          41

                      PORTFOLIO TRANSACTIONS AND BROKERAGE                    41

Brokerage and Research Services                                               41
Portfolio Turnover                                                            41

                                 NET ASSET VALUE                              42

Determination of Net Asset Value of the Portfolios                            42
Determination of Net Asset Value of the Master Funds                          42

                             PERFORMANCE INFORMATION                          42

                                      TAXES                                   45

                                OTHER INFORMATION                             47

Capitalization                                                                47

Voting Rights                                                                 47
Purchase of Shares                                                            47
Redemption of Shares                                                          48
Exchanges                                                                     48
Custodian and Other Service Providers of the Portfolios                       48
Independent Auditors                                                          48
Legal Counsel                                                                 49
Registration Statement                                                        49
Reports to Shareholders                                                       49
Financial Statements                                                          49
                       Appendix A: Proxy Voting Procedures                    50

                                  INTRODUCTION

     This SAI is designed to elaborate upon information contained in the Prospectus for the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectus and are not repeated in this SAI. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser or Manager (the "Manager") or portfolio manager ("Portfolio Manager" or "Portfolio Managers") reasonably believes is compatible with the investment objective and policies of that Portfolio. Net assets are assets in each portfolio, minus any liabilities. Captions and defined terms in this SAI generally correspond to like captions and terms in the Portfolios' Prospectus. Terms not defined in this SAI have the meanings given them in the Prospectus.

                              HISTORY OF THE TRUST

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 51 investment portfolios. The Trust is authorized to issue multiple series and classes of shares, each with different investment objective(s), policies and restrictions. This SAI pertains only to the following three (3) Portfolios: ING American Funds Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-Income Portfolio.

     Effective May 1, 2003, the name of the Trust changed to ING Investors Trust. On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust. Each Portfolio is a "diversified company" within the meaning of that term under the Investment Company Act of 1940 ("1940 Act"). The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer. and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and securities of other investment companies). The Trust is governed by a Board of Trustees ("Board") which has the responsibility for the overall management of the Trust.

                                 THE PORTFOLIOS

     This SAI pertains only to the ING American Funds Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-Income Portfolio. The investment objective of each Portfolio is not fundamental and, therefore, can be changed by the Board without the approval of a majority (as defined in the 1940 Act) of the respective Portfolio's outstanding voting securities.

                             MASTER/FEEDER STRUCTURE

     Each Portfolio (each a "Feeder Portfolio" and, collectively, the "Feeder Portfolios") invests all of its assets in a series of American Funds Insurance Series(R) (the "Master Series") (each a "Master Fund" and collectively, the "Master Funds") in a master/feeder structure. The Portfolios do not buy investment securities directly. Instead, each Portfolio invests in a Master Fund which in turn purchases investment securities. Each Portfolio's Master Fund is listed below:

             FEEDER PORTFOLIO                                        MASTER FUND
ING American Funds Growth Portfolio               Growth Fund (Class 2 shares) ("Growth Fund")

ING American Funds International Portfolio        International Fund (Class 2 shares) ("International Fund")

ING American Funds Growth-Income Portfolio        Growth-Income Fund (Class 2 shares) ("Growth-Income Fund")

     The investment adviser for the Master Funds is Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. In addition to selling its shares to the Feeder Portfolio, each Master Fund has and may continue to sell its shares to insurance company separate accounts, other mutual funds or other accredited investors ("Interestholders"). The expenses and, correspondingly, the returns of other Interestholders in a Master Fund may differ from those of the corresponding Feeder Portfolio.

     The Board believes that, as other investors invest their assets in a Feeder Fund and Interestholders invest their assets in the corresponding Master Fund in which the Feeder Portfolio invests, certain economic efficiencies may be realized with respect to the Feeder Portfolio and the Master Fund. For example, fixed expenses that otherwise would have been borne solely by a Master Fund (and the other Interestholders in that Master Fund) or the corresponding Feeder Portfolio would be spread across a larger asset base as more Interestholders invest in the Master Fund. However, if an investor or an Interestholder withdraws its investment from a Master Fund or Feeder Portfolio, respectively, the economic efficiencies (E.G., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Feeder Portfolio, and in turn, the Master Fund, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master-feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value would be affected at the master and/or feeder level.

     In addition, as described below, under the terms of the Investment Management Agreement and the Administration Agreement, if a Portfolio divests itself of its interests in a Master Fund, the Portfolio will pay an advisory fee to ING Investments, LLC, rather than CRMC, in accordance with the same fee schedule currently applicable to fees paid by the Master Fund to CRMC, and also an administration fee to ING Funds Services, LLC. The advisory fees paid to ING Investments, LLC, however, may be higher than the fees payable by the Master Fund (and indirectly by the Portfolios) to CRMC because the asset level of the Portfolio after divesting from the Master Fund may be lower thereby preventing the Portfolio from benefiting from certain breakpoint levels contemplated in the investment management agreement. If the Portfolio invests substantially all of its assets in another investment company, the Portfolio does not pay an administration fee. Therefore, a Portfolio's expenses may be higher if the Trust were to withdraw a Portfolio's assets from a Master Fund.

     Under the master/feeder structure, the Trust retains the right to withdraw a Feeder Portfolio's assets from the Master Fund. The Trust also reserves the right to suspend or terminate purchases of shares of a Master Fund by the Trust and a Portfolio if such action is required by law, or if the Trust's Board while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state law, deems it necessary, appropriate and in the best interest of the Trust and its shareholders (including contract owners) or in response to the order of an appropriate regulatory authority. If the Trust were to withdraw a Feeder Portfolio's assets, the Trust's Board would then consider whether to invest the Feeder Portfolio's assets in another pooled investment entity, asking ING Investments, LLC to manage either directly or with a sub-adviser under the Investment Management Agreement between the Trust and ING Investments, LLC, or taking other appropriate action.

     Investment of each Feeder Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Feeder Portfolio and a shareholder vote is not required for any Feeder Portfolio to withdraw its investment from its corresponding Master Fund.

     The board of trustees of each Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

  THE STATEMENT OF ADDITIONAL INFORMATION FOR THE AMERICAN FUND MASTER FUNDS IS
        DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENT STRATEGIES AND RISKS

MASTER FUNDS

     The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this SAI.

PORTFOLIOS

     The following supplements the discussion in the Portfolios' Prospectus and in the Master Funds' prospectus and statement of additional information of the investment strategies, policies and risk of each Portfolio and its Master Fund. Because a Feeder Portfolio invests all of its assets in a Master Fund, these investment strategies and policies may be changed without approval of the shareholders of the Portfolios. The statement of additional information for the Master Funds is delivered together with this SAI.

COMMON STOCK AND OTHER EQUITY SECURITIES

     Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Master Fund the right to vote on measures affecting the company's organization and operations. Equity securities also include convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio or a Master Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.




HIGH YIELD BONDS

     "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa by Moody's or BBB by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Master Fund may incur additional expenses to seek recovery. The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds, which could adversely affect the price at which a high yield bond is sold. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

MORTGAGE-BACKED SECURITIES.

     Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Master Fund or Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates. See, "U.S. Government Securities."

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Mortgage-backed securities issued by Ginnie Mae are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities.

     Early repayments of principal on the underlying mortgages may expose a Master Fund and a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase.

Conversely, when interest rates are rising, the rate of prepayment tends to decrease. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES.

     Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). Privately-issued mortgage-backed securities are generally backed by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

U.S. GOVERNMENT SECURITIES.

     Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Portfolio will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Investment Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

ASSET-BACKED SECURITIES.

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Master Fund or Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Master Fund or Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

ZERO-COUPON

     Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently, and may involve greater credit risk than such bonds.

INFLATION-INDEXED BONDS

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

WARRANTS

     Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.

Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

     Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

FLOATING RATE SECURITIES

     Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

FOREIGN SECURITIES

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities denominated or quoted in currencies other than the U.S. dollar are subject to the risk that, changes in foreign currency exchange rates will affect their value and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio or Master Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Securities traded in emerging market countries may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an investment.

DEPOSITARY RECEIPTS

     ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

REPURCHASE AGREEMENTS

     In general, the term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time of investment in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

OTHER INVESTMENT COMPANIES

     All Portfolios may invest in shares issued by other investment companies. Each Portfolio has adopted a non-fundamental investment restriction to enable it to invest in its corresponding Master Fund or another master portfolio. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

ILLIQUID SECURITIES

     Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when investment adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Master Fund's or a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an investment adviser to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio or a Master Fund could realize upon disposition, Because of the nature of these securities, a considerable period of time may elapse between a decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the relevant board of trustees.

RESTRICTED SECURITIES

     Restricted securities include securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Certain Rule 144A securities may be deemed to be liquid in accordance with procedures adopted by the Portfolios' or Master Funds' respective board of trustees. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to any applicable limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios or Master Funds may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the risk that an investor may be unable to dispose of the securities in a timely manner or at favorable prices. The Portfolio may not be able to sell these securities when the Manager or Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING

     Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's or a Master Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Portfolio's or Master Fund's shares. A Portfolio or Master Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements generally are considered to be a form of borrowing.

REAL ESTATE INVESTMENT TRUSTS.

     Real Estate Investment Trusts, or "REITs", are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Master Fund or a Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs.

     Risks of investing in the real estate industry include, among others:

     -    possible declines in the value of real estate;

     -    adverse general or local economic conditions;

     -    possible lack of availability of mortgage funds;

     -    overbuilding;

     -    extended vacancies of properties;

     -    increases in competition, property taxes and operating expenses;

     -    changes in zoning or applicable tax law;

     - costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

     -    casualty or condemnation losses;

     -    uninsured damages from floods, earthquakes or other natural disasters;

     -    limitations on and variations in rents; and

     -    unfavorable changes in interest rates.

     In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

SMALL COMPANIES

     Small companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio or Master Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability to dispose of such securities may be greatly limited, and a Portfolio or Master Fund may have to continue to hold such securities during periods when the investment adviser would otherwise have sold the security.

UNSEASONED COMPANIES

     Unseasoned companies are those that have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

TEMPORARY DEFENSIVE INVESTMENTS

     For temporary and defensive purposes, each Portfolio or Master Fund may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stock and repurchase agreements. Each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

     Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this SAI will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

     The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of the Portfolios are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.

     FOR THE ING AMERICAN FUNDS GROWTH PORTFOLIO, ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO AND ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO:

     A Portfolio may not:

     Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

     Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

     Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

     Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

     Deviate from being a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

     "Concentrate" its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Portfolio's holdings of illiquid securities exceed 15% because of changes in the value of a Portfolio's investments, a Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, a Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTION OF THE PORTFOLIOS

     Each Portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its corresponding Master Fund:

          Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end management investment company having the same investment objective and limitations as the Portfolio.

     Each Portfolio has also adopted the same investment restrictions as the Master Fund in which it invests. These investment restrictions, the investment objective and all other investment policies or practices of the Portfolios, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTION OF THE MASTER FUNDS

     The Growth Fund, International Fund and Growth-Income Fund have adopted the following fundamental policies and investment restrictions that may not be changed without shareholder approval by holders of a majority of its outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of
(i) 67% of more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by a fund.

     If a change in a Master Fund's investment restrictions is submitted to the holders of the Trust's outstanding voting securities, the matter will be deemed to be acted upon with respect to a Portfolio if a majority of the outstanding voting securities of the Portfolio vote for approval of the matter, notwithstanding (1) that the matter has not been approved by the holder's of a majority of the outstanding voting securities of any other Portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

     The Growth Fund, International Fund and Growth-Income Fund may not:

     1. Invest more than 5% of the value of the total assets of each Master Fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

     3. Invest more than 25% of each Master Fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, each Fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

     4. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

     5. Purchase commodities or commodity contracts; except that the International Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).

     6. Invest in companies for the purpose of exercising control or management.

     7.   Make loans to others except for (a) the purchase of debt securities;
          (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

     8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of each Master Fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, each Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

     9.   Purchase securities on margin.

     10. Sell securities short, except to the extent that each Master Fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

     11. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in investment restriction number 5.

     12. Invest in securities of other investment companies, except as permitted by the 1940 Act.

     13. Engage in underwriting of securities issued by others, except to the extent it may deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

     Notwithstanding investment restriction number 12, if deemed advisable by their officers, compensation by the Series to its trustees may be invested in securities of these or other investment companies under a deferred compensation plan adopted by the Series' trustees pursuant to an exemptive order granted by the SEC.

     Notwithstanding investment restriction number 13, the Master Funds may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the Fund as an underwriter as that term is defined under the 1933 Act.

NON-FUNDAMENTAL POLICIES OF THE MASTER FUNDS

     The following non-fundamental policies of the Growth Fund, International Fund and Growth-Income Fund may be changed without shareholder approval:

1. Each Master Fund may not invest more than 15% of its net assets in illiquid securities.


2. The Master Funds will not issue senior securities, except as permitted by the 1940 Act.

                             MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each Portfolio of the Trust and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. As of January 1, 2005, the Trustees are John V. Boyer,
J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James
M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Mary Bea Wilkinson, Robert S. Naka, Huey P. Falgout, Jr. Mary Gaston, Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Robin
R. Nesbitt, Susan P. Kinens, Kimberly K. Palmer, and Maria M. Anderson. Set forth in the table below is information about each Trustee of the Trust.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                  FUND
                                         TERM OF OFFICE                                          COMPLEX
                       POSITION(S) HELD   AND LENGTH OF      PRINCIPAL OCCUPATION(S) -         OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE   WITH THE TRUST   TIME SERVED (1)      DURING THE PAST 5 YEARS        TRUSTEE (2) (3)     HELD BY TRUSTEE
---------------------  ----------------  ---------------  ---------------------------------  ---------------  ---------------------
INDEPENDENT TRUSTEES

John V. Boyer (1)      Trustee           January 2005     Executive Director, The Mark             153        None
7337 East Doubletree                     -- Present       Twain House & Museum (4)
Ranch Rd.                                                 (September 1989 - Present)
Scottsdale, Arizona
85258
Age: 52

J. MICHAEL EARLEY      Trustee           January 1997     President and Chief Executive            153        None
7337 East Doubletree                     -- Present       Officer, Bankers Trust Company,
Ranch Rd.                                                 N.A. ( June 1992 - Present).
Scottsdale, Arizona
85258
Age: 59

R. BARBARA GITENSTEIN  Trustee           January 1997     President, College of New Jersey         153        New Jersey Resources
7337 East Doubletree                     -- Present       (January 1999 - Present).                           (September 2003 -
Ranch Rd.                                                                                                     present)
Scottsdale, Arizona
85258
Age: 57

PATRICK W. KENNY (1)   Trustee           January 2005     President and Chief Executive            153        Assured Guaranty Ltd.
7337 East Doubletree                     -- Present       Officer International Insurance                     (November 2003 -
Ranch Rd.                                                 Society (June 2001 - Present).                      Present).
Scottsdale, Arizona
85258
Age: 62

WALTER H. MAY          Trustee           February 2002    Retired.                                 153        Best Prep Charity
7337 East Doubletree                     -- Present                                                           (September 1991 -
Ranch Rd.                                                                                                     Present).
Scottsdale, Arizona
85258
Age: 68

JOCK PATTON            Chairman and      February 2002    Private Investor (June 1997 -            153        JDA Software Group,
7337 East Doubletree   Trustee           -- Present       Present). Formerly, Director and                    Inc. (January 1999 -
Ranch Rd.                                                 Chief Executive Officer, Rainbow                    Present); Swift
Scottsdale, Arizona                                       Multimedia Group, Inc. (January                     Transportation Co.
85258                                                     1999 - December 2001).;                             (March 2004 -
Age: 59                                                                                                       Present).

DAVID W.C. PUTNAM      Trustee           February 2002    President and Director, F.L.             153        Progressive Capital
7337 East Doubletree                     -- Present       Putnam Securities Company, Inc.                     Accumulation Trust
Ranch Rd.                                                 and its affiliates; President,                      (August 1998 -
Scottsdale, Arizona                                       Secretary and Trustee, The                          Present); Principled
85258                                                     Principled Equity Market Fund.                      Equity Market Fund
Age: 65                                                   Formerly, Trustee, Trust Realty                     (November 1996 -
                                                          Corp.; Anchor Investment Trust;                     Present); Mercy
                                                          and Bow Ridge Mining Company.                       Endowment Foundation
                                                                                                              (1995 - Present);
                                                                                                              Director, F.L. Putnam
                                                                                                              Investment Management
                                                                                                              Company (December 2001
                                                                                                              - Present); Asian
                                                                                                              American Bank and
                                                                                                              Trust Company (June
                                                                                                              1992 - Present); and
                                                                                                              Notre Dame Health Care
                                                                                                              Center (1991 -
                                                                                                              Present); F.L. Putnam
                                                                                                              Securities Company,
                                                                                                              Inc. (June 1998 -
                                                                                                              Present); and an
                                                                                                              Honorary Trustee,
                                                                                                              Mercy Hospital (1973 -
                                                                                                              Present).

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                  FUND
                                         TERM OF OFFICE                                          COMPLEX
                       POSITION(S) HELD   AND LENGTH OF      PRINCIPAL OCCUPATION(S) -         OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE   WITH THE TRUST   TIME SERVED (1)      DURING THE PAST 5 YEARS        TRUSTEE (2) (3)     HELD BY TRUSTEE
---------------------  ----------------  ---------------  ---------------------------------  ---------------  ---------------------
ROGER B. VINCENT (5)   Trustee           January 1994     President, Springwell Corporation        153        Director, AmeriGas
7337 East Doubletree                     -- Present       (March 1989 - Present).                             Propane, Inc. (January
Ranch Rd.                                                                                                     1998 - Present).
Scottsdale, Arizona
85258
Age: 59

RICHARD A. WEDEMEYER   Trustee           February 2002    Retired.  Formerly Vice President        153        None.
7337 East Doubletree                     -- Present       - Finance and Administration,
Ranch Rd.                                                 Channel Corporation (June 1996 -
Scottsdale, Arizona                                       April 2002). Trustee, First
85258                                                     Choice Funds (1997 - 2001); and
AGE: 69                                                   of each of the funds managed by
                                                          ING Investment Management Co. LLC
                                                          (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY    Trustee           February 2002    Chief Executive Officer, ING             200        Trustee, Equitable
(6) (7)                                  -- Present       U.S. Financial Services                             Life Insurance Co.,
7337 East Doubletree                                      (September 2001 - Present);                         Golden American Life
Ranch Rd.                                                 Member, ING Americas Executive                      Insurance Co., Life
Scottsdale, Arizona                                       Committee (2001 - Present);,                        Insurance Company of
85258                                                     ING Aeltus Holding Company,                         Georgia, Midwestern
Age: 48                                                   Inc. (2000 - Present), ING                          United Life Insurance
                                                          Retail Holding Company (1998 -                      Co., ReliaStar Life
                                                          Present), and ING Retirement                        Insurance Co.,
                                                          Holdings, Inc. (1997 -                              Security Life of
                                                          Present). Formerly, President,                      Denver, Security
                                                          Chief Executive Officer and                         Connecticut Life
                                                          Director of Northern Life                           Insurance Co.,
                                                          Insurance Company (March 2001 -                     Southland Life
                                                          October 2002), President ING                        Insurance Co., USG
                                                          Life Insurance & Annuity                            Annuity and Life
                                                          Company (September 1997 -                           Company, and United
                                                          November 2002), and General                         Life and Annuity
                                                          Manager and Chief Executive                         Insurance Co. Inc;
                                                          Officer, ING Worksite Division                      Director, Ameribest
                                                          (December 2000 - October 2001).                     Life Insurance Co.;
                                                                                                              Director, First
                                                                                                              Columbine Life
                                                                                                              Insurance Co.; and
                                                                                                              Metro Atlanta Chamber
                                                                                                              of Commerce.

JOHN G. TURNER (6)     Trustee           February 2002 -  Retired. Formerly Vice Chairman          153        Director, Hormel Foods
7337 East Doubletree                     Present          of ING Americas (September 2000 -                   Corporation; Shopko
Ranch Rd.                                                 January 2002); Chairman and Chief                   Stores, Inc.; M.A.
Scottsdale, Arizona                                       Executive Officer of ReliaStar                      Mortenson Company
85258                                                     Financial Corp. and ReliaStar                       (March 2002 -
Age: 65                                                   Life Insurance Company (July 1993                   Present); Director,
                                                          - September 2000); Chairman of                      ShopKo Stores, Inc.
                                                          ReliaStar Life Insurance Company                    (August 1999 -
                                                          of New York (April 1975 -                           Present); and Conseco,
                                                          December 2001); Chairman of                         Inc.. (September 2003
                                                          Northern Life Insurance Company                     - Present).
                                                          (March 1985 - April 2000);
                                                          Chairman and Trustee of the
                                                          Northstar affiliated investment
                                                          companies (May 1993 - December
                                                          2001).



(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.

(2) As of December 31, 2004.

(3) For purposes of this table, "ING Funds Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; and ING Partners Inc.

(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

(6) Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, Directed Services Inc.

(7) Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

Information about the Trust's officers is set forth in the table below:


                                                               TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  TIME SERVED (1)(2)            LAST FIVE YEARS
------------------------------  -----------------------------  ----------------------------  --------------------------------------
JAMES M. HENNESSY               President and Chief            March 2003 - Present          President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.  Executive Officer                                            ING Investments, LLC(3) (December 2000
Scottsdale, Arizona 85258                                                                    - Present). Formerly, Senior
Age: 56                                                                                      Executive Vice President and Chief
                                                                                             Operating Officer, ING Investments,
                                                                                             LLC(3) (April 1995 - December 2000);
                                                                                             and Executive Vice President, ING
                                                                                             Investments, LLC(3) (May 1998 - June
                                                                                             2000).

STANLEY D. VYNER                Executive Vice President       February 2003 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                               Investments, LLC(3) (July 2000 -
Scottsdale, Arizona 85258                                                                    Present) and Chief Investment Risk
Age: 54                                                                                      Officer (January 2003 - Present).
                                                                                             Formerly, Chief Investment Officer of
                                                                                             the International Portfolios, ING
                                                                                             Investments, LLC(3) (August 2000 -
                                                                                             January 2003); and Chief Executive
                                                                                             Officer, ING Investments, LLC(3)
                                                                                             (August 1996 - August 2000).

MICHAEL J. ROLAND               Executive Vice President       March 2003 - Present          Executive Vice President (December
7337 East Doubletree Ranch Rd.                                                               2001 - Present) and Chief Compliance
Scottsdale, Arizona 85258                                                                    Officer, (October 2004 - Present), ING
Age: 46                                                                                      Investments, LLC(3). Formerly, Chief
                                                                                             Financial Officer and Treasurer, ING
                                                                                             Investments, LLC(3), (December 2001 -
                                                                                             March 2005); Senior Vice President, ING
                                                                                             Investments, LLC(3) (June 1998 -
                                                                                             December 2001).

JOSEPH M. O'DONNELL             Chief Compliance Officer       November 2004 - Present       Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.                                                               Funds (November 2004 - Present).
Scottsdale, AZ 85258                                                                         Formerly, Vice President, Chief Legal
Age: 50                                                                                      Counsel, Chief Compliance Officer and
                                                                                             Secretary of Atlas Securities, Inc.,
                                                                                             Atlas Advisers, Inc. and Atlas Funds
                                                                                             (October 2001 - October 1004); and
                                                                                             Chief Operating Officer and General
                                                                                             Counsel of Matthews International
                                                                                             Capital Management LLC and Vice
                                                                                             President and Secretary of Matthews
                                                                                             International Funds (August 1999 - May
                                                                                             2001).

ROBERT S. NAKA                  Senior Vice President          January 2003 - Present        Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.                                                               Secretary, ING Funds Services, LLC(4)
Scottsdale, Arizona 85258                                                                    (October 2001 - Present).  Formerly,
Age: 41                                                                                      Senior Vice President, ING Funds
                                                                                             Services, LLC(4) (August 1999 - October
                                                                                             2001).

KIMBERLY A. ANDERSON            Senior Vice President          November 2003 - Present       Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                               LLC(3) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Vice President and Assistant
Age: 40                                                                                      Secretary, ING Investments, LLC(3)
                                                                                             (October 2001 - October 2003); and
                                                                                             Assistant Vice President, ING Funds
                                                                                             Services, LLC(4) (November 1999 -
                                                                                             January 2001).

MARY BEA WILKINSON              Vice President                 March 2003 - Present          Head of Strategic Relationships, ING
7337 East Doubletree Ranch Rd.                                                               U.S. Financial Services (2003 -
Scottsdale, Arizona 85258                                                                    Present); Formerly, Senior Vice
Age: 48                                                                                      President, ING Outside Funds Group
                                                                                             (2000 - 2002); and Senior Vice
                                                                                             President and Chief Financial Officer,
                                                                                             First Golden American Life Insurance
                                                                                             Company of New York (1997 - 2000).

ROBYN L. ICHILOV                Vice President and Treasurer   March 2003 - Present          Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                               LLC(4) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                                    ING Investments, LLC(3) (August 1997 -
Age: 37                                                                                      Present).

                                                               TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  TIME SERVED (1)(2)            LAST FIVE YEARS
------------------------------  -----------------------------  ----------------------------  ---------------------------------------
LAUREN D. BENSINGER             Vice President                 February 2003 - Present       Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                               Officer, ING Funds Distributor, LLC(5)
Scottsdale, Arizona 85258                                                                    (July 1995 - Present); and Vice
Age: 51                                                                                      President, ING Investments, LLC(3)
                                                                                             (February 1996 - Present). Formerly,
                                                                                             Chief Compliance Officer, ING
                                                                                             Investments, LLC(3) (October 2001 -
                                                                                             October 2004).

TODD MODIC                      Senior Vice President,         March 2005 - Present          Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.  Chief/Principal Financial                                    Services (4) (April 2005 - Present).
Scottsdale, Arizona 85258       Officer & Assistant Secretary                                Formerly, Vice President, ING Fund
Age: 37                                                                                      Services, LLC(4) (September 2002 -
                                                                                             March 2005). Director of Financial
                                                                                             Reporting, ING Investments, LLC(3)
                                                                                             (March 2001 - September 2002); and
                                                                                             Director of Financial Reporting, Axient
                                                                                             Communications, Inc. (May 2000 -
                                                                                             January 2001).

MARIA M. ANDERSON               Vice President                 September 2004 - Present      Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                               LLC (September 2004 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Assistant Vice President,
Age: 46                                                                                      ING Funds Services, LLC(4) (October
                                                                                             2001 - September 2004); and Manager of
                                                                                             Fund Accounting and Fund Compliance,
                                                                                             ING Investments, LLC(3) (September 1999
                                                                                             - October 2001).

MARY GASTON                     Vice President                 March 2005 - Present          Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                               LLC(4) (April 2005 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Assistant Vice President,
Age: 39                                                                                      Financial Reporting, ING Investments,
                                                                                             LLC(3) (April 2004 - April 2005):
                                                                                             Manager, Financial Reporting, ING
                                                                                             Investments, LLC(3) (August 2002 -
                                                                                             April 2004); Controller, Z Seven Fund,
                                                                                             Inc. and Ziskin Asset Management, Inc.
                                                                                             (January 2000 - March 2002).

HUEY P. FALGOUT, JR.            Secretary                      August 2003 - Present         Chief Counsel, ING Americas, U.S.
7337 East Doubletree Ranch Rd.                                                               Legal Services  (September 2003 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Counsel, ING
Age: 41                                                                                      Americas, U.S. Legal Services
                                                                                             (November 2002 - September 2003); and
                                                                                             Associate General Counsel of AIG
                                                                                             American General (January 1999 -
                                                                                             November 2002).

SUSAN P. KINENS                 Assistant Vice President       January 2003 - Present        Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                               Services, LLC(4) (December 2002 -
Scottsdale, Arizona 85258                                                                    Present); and has held various other
Age: 28                                                                                      positions with ING Funds Services,
                                                                                             LLC(4) for more than the last five
                                                                                             years.

KIMBERLY K. PALMER              Assistant Vice President       September 2004 - Present      Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                               Services, LLC(4) (August 2004 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Manager,
Age: 47                                                                                      Registration Statements, ING Funds
                                                                                             Services, LLC(4) (May 2003 - August
                                                                                             2004); Associate Partner, AMVESCAP PLC
                                                                                             (October 2000 - May 2003); and Director
                                                                                             of Federal Filings and Blue Sky
                                                                                             Filings, INVESCO Funds Group, Inc.
                                                                                             (March 1994 - May 2003).

THERESA K. KELETY               Assistant Secretary            August 2003 - Present         Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                               Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Senior Associate with
Age: 42                                                                                      Shearman & Sterling (February 2000 -
                                                                                             April 2003).

ROBIN R. NESBITT                Assistant Secretary            September 2004 - Present      Supervisor, Board Operations, ING
7337 East Doubletree Ranch Rd.                                                               Funds Services, LLC(4)  (August 2003
Scottsdale, Arizona 85258                                                                    - Present). Formerly, Senior Legal
Age: 31                                                                                      Analyst, ING Funds Services, LLC(4)
                                                                                             (August 2002 - August 2003); Associate,
                                                                                             PricewaterhouseCoopers (January 2001 -
                                                                                             August 2001); and Paralegal,

                                                               TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  TIME SERVED (1)(2)            LAST FIVE YEARS
------------------------------  -----------------------------  ----------------------------  --------------------------------------
                                                                                             McManis, Faulkner & Morgan (May 2000 -
                                                                                             December 2000).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)  Unless otherwise noted, this column refers to ING Investors Trust.
(3) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(4) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

SHARE OWNERSHIP POLICY

     In order to further align the interests of the Independent Trustees with shareholders, it is their policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio.


     Under this Policy, the initial value of investments in the mutual funds of the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Portfolio's investments will not cause a Trustee to have to make any additional investments under this Policy.


TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS


Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004:



                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED
                                                                        INVESTMENT COMPANIES OVERSEEN BY
     NAME OF           DOLLAR RANGE OF EQUITY SECURITIES IN EACH         TRUSTEE IN FAMILY OF INVESTMENT
     TRUSTEE               PORTFOLIO AS OF DECEMBER 31, 2004                        COMPANIES
     -------------- ------------------------------------------------  ----------------------------------
                        ING           ING
                     AMERICAN      AMERICAN
                       FUNDS         FUNDS         ING AMERICAN
                      GROWTH     INTERNATIONAL     FUNDS GROWTH-
                     PORTFOLIO     PORTFOLIO      INCOME PORTFOLIO
                    -----------  -------------  --------------------
     John V.
     Boyer (1)          None          None              None                         None

     Paul S.
     Doherty (2)        None          None              None                     Over $100,000

     J. Michael
     Earley             None          None              None                  $50,001 - $100,000

     R. Barbara
     Gitenstein         None          None              None                  $50,001 - $100,000

     Patrick W.
     Kenny (1)          None          None              None                         None

     Walter H. May      None          None              None                     Over $100,000

     Jock Patton        None          None              None                   $10,001 - $50,000

     David W.C.
     Putnam             None          None              None                     Over $100,000

     Blaine E.
     Rieke (2)          None          None              None                  $50,001 - $100,000

     Roger B.
     Vincent            None          None              None                     Over $100,000

     Richard A.
     Wedemeyer          None          None              None                  $50,000 - $100,000

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED
                                                                        INVESTMENT COMPANIES OVERSEEN BY
     NAME OF           DOLLAR RANGE OF EQUITY SECURITIES IN EACH         TRUSTEE IN FAMILY OF INVESTMENT
     TRUSTEE               PORTFOLIO AS OF DECEMBER 31, 2004                        COMPANIES
     --------------  -----------------------------------------------  -----------------------------------
                        ING           ING
                     AMERICAN      AMERICAN
                       FUNDS         FUNDS         ING AMERICAN
                      GROWTH     INTERNATIONAL     FUNDS GROWTH-
                     PORTFOLIO     PORTFOLIO      INCOME PORTFOLIO
                     ----------- -------------   -------------------
     TRUSTEES
     WHO ARE
     "INTERESTED
     PERSONS"

     Thomas J.
     McInerney          None          None              None                     Over $100,000

     John G.
     Turner             None          None              None                     Over $100,000


(1) Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.
(2)  Retired as of December 31, 2004.

     BOARD COMMITTEES


     Prior to January 1, 2005, John Boyer and Patrick Kenny were not members of the Board. The meetings reported are as of December 31, 2004 were not attended by those two Board members.

     VALUATION AND PROXY VOTING COMMITTEE. The Board has a Valuation and Proxy Voting Committee (formerly, the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market quotations are not available
overseeing management's administration of proxy voting.   The Valuation and
Proxy Voting Committee operates pursuant to a charter approved by the Board. The Valuation and Proxy Voting Committee currently consists of five (5) Independent Trustees: Jock Patton, Walter H. May, John V. Boyer, Richard A. Wedemeyer, and R. Barbara Gitenstein. Mr. May serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Valuation and Proxy Voting Committee held four (4) meetings.

     EXECUTIVE COMMITTEE. The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee operates pursuant to a charter approved by the Board.
The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940
Act: John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton.  Mr.
Patton serves as Chairman of the Committee.   During the fiscal year ended
December 31, 2004, the Executive Committee held three (3) meetings.

     NOMINATING COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary: (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self-evaluation process. The Nominating Committee operates pursuant to a Charter approved by the Board.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

     The Nominating and Governance Committee consists of four (4) Independent
Trustees: Walter H. May, Richard A Wedemeyer, R. Barbara Gitenstein and Patrick W. Kenny. Dr. Gitenstein serves as Chairman of the Committee.
During the fiscal year ended December 31, 2004, the Nominating Committee held two (2) meetings.

     AUDIT COMMITTEE. The Board has established an Audit Committee, whose functions include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust's audits, its financial statements and interim accounting contracts, and to and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Trustees: Patrick W. Kenny, David W.C. Putnum, J. Michael Earley, and Roger B. Vincent. Mr. Earley serves as Chairman of the Committee. The Audit Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended December 31, 2004, the Audit Committee held five (5) meetings.

     INVESTMENT REVIEW COMMITTEE. The Board established an Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee operates pursuant to a Charter approved by the Board. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: J. Michael Earley, David W.C. Putnam, Patrick W. Kenny, John G. Turner, and Roger B. Vincent. Mr. Vincent serves as the Chairman of the domestic equity funds' Investment Review Committee for the domestic equity funds. The Investment Review Committee for the domestic equity funds held four (4) meetings during the fiscal year ended December 31, 2004. The Investment Review Committee for the international equity and fixed income funds currently consists of five
(5) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: John V. Boyer, R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, and Richard A. Wedemeyer. Mr. Wedemeyer serves as Chairman of the international and fixed-income funds' Investment Review Committee. The Investment Review Committee (international and fixed income funds) held four (4) meetings during the fiscal year ended December 31, 2004.

     COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding role, performance, and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Trustees: John V. Boyer, J. Michael Earley, and Jock Patton.
Mr. Boyer serves as the Chairman of the Committee. The Compliance Committee held one (1) meeting during the fiscal year ended December 31, 2004.

     CONTRACTS COMMITTEE. The Board has established a Contracts Committee whose primary function is to review all investment advisory, sub-advisory, and all annually renewable agreements, as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional portfolios are established or there is a change in an advisory relationship. The Committee currently consists of five (5) Independent
Trustees: John V. Boyer, Walter H. May, Jock Patton, Roger Vincent, and Richard A. Wedemeyer. Mr. Vincent serves as the Chairman of the Committee. The Contracts Committee held two (2) meetings during the fiscal year ended December 31, 2004.


FREQUENCY OF BOARD MEETINGS

     The Board currently conducts regular meetings five (5) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


COMPENSATION OF TRUSTEES


     Each Portfolio pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer, and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1), respectively. Additionally, as
Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in-person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by the Manager or its affiliates, ING Investments, LLC and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees.

     The following table sets forth information provided by the Portfolios' investment manager regarding compensation of Trustees by the Trust and other funds managed by DSI and its affiliates for the fiscal year ended December 31, 2004. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by DSI or its affiliates.



                                                   AGGREGATE                                      TOTAL
                                    AGGREGATE    COMPENSATION    PENSION OR                   COMPENSATION
                     AGGREGATE    COMPENSATION     FROM ING      RETIREMENT                       FROM
                   COMPENSATION     FROM ING       AMERICAN       BENEFITS                     REGISTRANT
                     FROM ING       AMERICAN         FUNDS       ACCRUED AS      ESTIMATED      AND FUND
                     AMERICAN         FUNDS         GROWTH-        PART OF        ANNUAL      COMPLEX PAID
     NAME OF       FUNDS GROWTH      INTER'L        INCOME          FUND       BENEFITS UPON  TO TRUSTEES(2)
PERSON, POSITION     PORTFOLIO      PORTFOLIO      PORTFOLIO      EXPENSES    RETIREMENT (1)       (3)
----------------   ------------   ------------   ------------   ------------  --------------  --------------
JOHN G. TURNER              ---            ---            ---            ---            ---            ---
TRUSTEE (4)

THOMAS J.
MCINERNEY                   ---            ---            ---            ---            ---            ---
TRUSTEE (4)

JOHN V. BOYER
TRUSTEE (5)        $      1,110   $        390   $        860            N/A            N/A   $     92,625

J. MICHAEL
EARLEY             $      1,097   $        382   $        835            N/A            N/A   $     91,000
TRUSTEE

R. BARBARA
GITENSTEIN         $      1,314   $        455   $      1,001            N/A            N/A   $    104,000
TRUSTEE

ROGER B.
VINCENT            $      1,394   $        484   $      1,062            N/A            N/A   $    110,000
TRUSTEE (6)

PATRICK W.
KENNY
TRUSTEE (5)        $        908   $        330   $        720            N/A            N/A   $     75,625

PAUL S.
DOHERTY            $      1,338   $        464   $      1,019            N/A            N/A   $    106,000
TRUSTEE (5)

WALTER H. MAY
TRUSTEE            $      1,634   $        567   $      1,245            N/A            N/A   $    130,000


----------
(1) The Chairperson for the Nominating Committee is paid on a quarterly basis and only if the Nominating Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                                                   AGGREGATE                                      TOTAL
                                    AGGREGATE    COMPENSATION    PENSION OR                   COMPENSATION
                     AGGREGATE    COMPENSATION     FROM ING      RETIREMENT                       FROM
                   COMPENSATION     FROM ING       AMERICAN       BENEFITS                     REGISTRANT
                     FROM ING       AMERICAN         FUNDS       ACCRUED AS      ESTIMATED      AND FUND
                     AMERICAN         FUNDS         GROWTH-        PART OF        ANNUAL      COMPLEX PAID
     NAME OF       FUNDS GROWTH      INTER'L        INCOME          FUND       BENEFITS UPON  TO TRUSTEES(2)
PERSON, POSITION     PORTFOLIO      PORTFOLIO      PORTFOLIO      EXPENSES    RETIREMENT (1)       (3)
----------------   ------------   ------------   ------------   ------------  --------------  --------------
BLAINE E.
RIEKE TRUSTEE (7)  $      1,282   $        445   $        977            N/A            N/A   $    102,000

RICHARD A.
WEDEMEYER          $      1,386   $        480   $      1,055            N/A            N/A   $    110,000
TRUSTEE

JOCK PATTON
TRUSTEE            $      1,559   $        541   $      1,188            N/A            N/A   $    126,000

DAVID W.C.
PUTNAM
TRUSTEE            $      1,346   $        467   $      1,026            N/A            N/A   $    101,000


(1) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(2)  Represents compensation for 117 funds.


(3) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(4) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of ING Investments, DSI, the managers and distributor to the Trust. Officers and Trustees who are interested persons of ING or the Manager do not receive any compensation from the Portfolio.


(5) Mr. Doherty resigned as a Trustee effective December 31, 2004. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios. Each Portfolio's compensation amount listed for Messrs. Boyer and Kenny is estimated. The total compensation reflected is that of the fees paid by ING Partners, Inc.


(6) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

(7) Mr. Reike may be deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because a family member is an employee of Goldman, Sachs & Co., the parent company of a Portfolio Manager to one of the Portfolios. For a period of time prior to May 1, 2003, Mr. Rieke may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper Portfolio of the Trust, due to a family member's employment by the Portfolio Manager of that Portfolio. Mr. Reike resigned as a Trustee effective December 31, 2004.

OWNERSHIP OF SHARES.


     Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members) share ownership in securities of the Trust's Manager or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Manager or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2004.



                               NAME OF OWNERS AND
                                RELATIONSHIP TO                                 VALUE OF   PERCENTAGE OF
         NAME OF TRUSTEE            TRUSTEE          COMPANY   TITLE OF CLASS  SECURITIES      CLASS
    ------------------------   ------------------    -------   --------------  ----------  -------------
    JOHN V. BOYER (1)                 N/A              N/A          N/A           $ 0          N/A

    PAUL S. DOHERTY (2)               N/A              N/A          N/A           $ 0          N/A

    J. MICHAEL EARLEY                 N/A              N/A          N/A           $ 0          N/A

    R. BARBARA GITENSTEIN             N/A              N/A          N/A           $ 0          N/A

    PATRICK W. KENNY (1)              N/A              N/A          N/A           $ 0          N/A

    WALTER H. MAY                     N/A              N/A          N/A           $ 0          N/A

    JOCK PATTON                       N/A              N/A          N/A           $ 0          N/A

    DAVID W. C. PUTNAM                N/A              N/A          N/A           $ 0          N/A

    BLAINE E. RIEKE (2)               N/A              N/A          N/A           $ 0          N/A

    ROGER B. VINCENT                  N/A              N/A          N/A           $ 0          N/A

    RICHARD A. WEDEMEYER              N/A              N/A          N/A           $ 0          N/A


(1)  Became a Trustee on January 1, 2005.
(2)  Retired as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


     As of March 31, 2005, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in ING Investments or ING Groep, N.V. ("ING") or any affiliated companies of ING Investments or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in ING Investments or ING or any affiliated companies of ING Investments or ING.

     Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate
accounts context, and to investment advisers and their affiliates.   As of
March 31, 2005, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Portfolios addressed herein, except ING USA Annuity and Life Insurance Company. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders. ING USA Annuity and Life Insurance Company may be deemed a control person of the Portfolios in that certain of its separate accounts hold more than 25% of the shares of these series.

THE INVESTMENT MANAGER TO THE PORTFOLIOS

     The Manager for the Portfolios is ING Investments, LLC ("ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Manager, subject to the authority of the Trustees of the Portfolios, has the overall responsibility for the management of each Portfolio's portfolio. The Manager is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

     On February 26, 2001, the name of the Manager changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Manager was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC."

     The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company ("ING USA") to serve as the investment medium for Variable Contracts issued by ING USA. DSI is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company ("Golden American") and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance & Annuity Company and USG Annuity & Life Company to form ING USA. Golden American was a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly owned subsidiary of Equitable of Iowa. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.

     The Manager serves pursuant to an Investment Management Agreement between the Investment Manager and the Portfolios. The Investment Management Agreement requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for each Portfolio, respectively.


     The Trust and the Investment Manager have received an exemptive order from the SEC that allows the Investment Manager to enter into new investment sub-advisory contracts ("Portfolio Management Agreements") and to make material changes to Portfolio Management Agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Interested Trustees) of the Trust must approve any new or amended Portfolio Management Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. The Investment Manager remains responsible for providing general management services to each of the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio's assets; (iii) when appropriate, allocate and reallocate a Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio's investment objectives, policies and restrictions.


     The Investment Management Agreement requires the Manager to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of each Portfolio's assets and the purchase or sale of its portfolio securities. The Manager also provides investment research and analysis. The Investment Management Agreement provides that the Investment Manager is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval.


     In considering the Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.

     In connection with their deliberations relating to each Portfolio's current Investment Management Agreement, the Board, including the Independent Trustees, considered information that had been provided by ING Investments at regular Board Meetings, as well as information specifically furnished for a Board meeting held annually to specifically consider such renewals. This information included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and its respective peer group, as well as information about the Portfolio's investment portfolio, objectives and strategies; (2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by Kirkpatrick & Lockhart LLP, counsel to the Independent Trustees; (4) copies of each form of management agreement; (5) copies of the Form ADV for each investment manager to the Portfolios; (6) financial statements for each investment manager to the Portfolios; and (7) other information relevant to their evaluations.

     The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management, including an analysis for each Portfolio of how performance and fees compare to its selected peer group and designated benchmarks.

     The following paragraphs outline the specific factors the Board considered in relation to renewing the Portfolios' current Investment Management Agreement.


     ING AMERICAN FUNDS GROWTH


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


     ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

     ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO


     In its renewal deliberations for the Portfolio, the Board considered that
(1) the management fee for the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

     After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.

     The Investment Management Agreement may be terminated as to a particular Portfolio at any time on sixty (60) days' written notice, without the payment of a penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio) or by the Manager. The Investment Management Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act and the rules and regulations thereunder). As of December 31, 2004, ING Investments had assets under management of over $37.3 billion.


     Under the terms of the Investment Management Agreement, during periods when the Portfolios invest directly in investment securities each Portfolio pays the Investment Manager a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month, as set out below.

PORTFOLIO                       ANNUAL INVESTMENT MANAGER FEE
ING American Funds Growth       If the Portfolio has not invested all or
Portfolio                       substantially all of its assets in another
                                investment company:

                                0.50% of the first $600 million of net assets;

                                plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion;

                                plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion;

                                plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion;

                                plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion;

                                plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion;

                                plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion;

                                plus 0.30% on net assets in excess of $13.0 billion; and

                                0.00% if the Portfolio invests all or
                                substantially all of its assets in another investment company.


ING American Funds              If the Portfolio has not invested all or
International Portfolio         substantially all of its assets in another
                                investment company:

                                0.69% of the first $500 million of net assets;

                                plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion;

PORTFOLIO                       ANNUAL INVESTMENT MANAGER FEE
                                plus 0.53% on net assets greater than $1.0
                                billion but not exceeding $1.5 billion;

                                plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion;

                                plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion;

                                plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion;

                                plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion;

                                plus 0.45% on net assets in excess of $10.5 billion; and

                                0.00% if the Portfolio invests all or
                                substantially all of its assets in another investment company.

ING American Funds              If the Portfolio has not invested all or
Growth-Income Portfolio         substantially all of its assets in another
                                investment company:

                                0.50% of the first $600 million of net assets;

                                plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion;

                                plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion;

                                plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion;

                                plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion;

                                plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion;

                                plus 0.242% on net assets in excess of $10.5 billion; and

                                0.00% if the Portfolio invests all or
                                substantially all of its assets in another investment company.

     Each Portfolio anticipates investing substantially all of its assets in another investment company.


     For the fiscal years ended December 31, 2004, 2003 and 2002, the Manager did not receive any investment advisory fees.

INVESTMENT ADVISER TO THE MASTER FUNDS


     The investment adviser to the Master Funds, Capital Research and Management Company ("CRMC"), founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. CRMC's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. CRMC believes that it is able to attract and retain quality personnel. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc.

     CRMC is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


     INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the Series and CRMC will continue in effect until December 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Series, and (ii) the vote of a majority of trustees of the Series who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that CRMC has no liability to the Series for its acts or omissions in the performance of its obligations to the Master Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of their assignment (as defined in the 1940 Act).

     As compensation for its services, CRMC receives a monthly fee paid which is accrued daily, from each Master Portfolio, and indirectly from each Feeder Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates of:


         MASTER FUND                     ANNUAL INVESTMENT ADVISORY FEE
         -----------                     ------------------------------
Growth Fund                     0.50% of the first $600 million of net assets;

                                plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion;

                                plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion;

                                plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion;

                                plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion;

                                plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion;

                                plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion;

                                plus 0.30% on net assets in excess of $13.0
                                billion but not exceeding $21billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets in excess of $27.0 billion.

         MASTER FUND                     ANNUAL INVESTMENT ADVISORY FEE
         -----------                     ------------------------------
International Fund              0.69% of the first $500 million of net assets;

                                plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion;

                                plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion;

                                plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion;

                                plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion;

                                plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion;

                                plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion;

                                plus 0.45% on net assets in excess of $10.5 billion but not exceeding $17 billion, plus
                                0.44% on net assets greater than $17 billion but not exceeding $21 billion, plus 0.43% on net assets in excess of $21 billion.


Growth-Income Fund              0.50% of the first $600 million of net assets;

                                plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion;

                                plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion;

                                plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion;

                                plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion;

                                plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion;

                                plus 0.242% on net assets in excess of $10.5 billion but not exceeding $13.0 billion, plus
                                0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21 billion, plus 0.225% on net assets in excess of $21.0 billion.



     The following identifies the fees indirectly paid by the Trust to CRMC for advisory services under the Agreement for the periods ended December 31, 2004, 2003. For the fiscal year period ended December 31, 2002, the Trust did not indirectly pay any fees to CRMC for advisory services.



                                                         ADVISORY FEE(1)

PORTFOLIO                                           2004        2003         2002
ING American Funds Growth Portfolio             $      2,362 $        66       N/A
ING American Funds Growth-Income Portfolio             1,808          43       N/A

ING American Funds International Portfolio             1,145          31       N/A



(1) Since the Investment Advisory and Service Agreement for the Master Funds is a tiered structure, the actual amounts received by CRMC may have been different. Amounts shown are rounded to thousands.



     For more information regarding the sub-advisers of the Master Funds and for information regarding the Master Funds' Portfolio Manager's compensation, other accounts managed by the Master Funds' Portfolio Managers and each Master Funds' Portfolio Manager's ownership of securities in the Portfolios, see the Master Funds' statement of additional information which is delivered together with this SAI.


ADMINISTRATION


     ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Portfolios pursuant to the Administration Agreement. Its principal place of business is 7337 East Doubletree Ranch Road, Scottsdale Arizona 85258. Subject to the supervision of the Board, the Administrator provides all administrative services necessary for the operation of the Portfolios, except for those services performed by the Manager under the Investment Management Agreement, the sub-adviser under the sub-advisory agreement, if applicable, the custodian for the Portfolios under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement and such other service providers as may be retained by the Portfolios from time to time. The Administrator acts as a liaison among these service providers to the Portfolios. ING Funds Services also furnishes the Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of the Portfolios. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by other service providers. The Administrator is also responsible for monitoring the Portfolios' compliance with applicable legal requirements.

     The Administration Agreement with ING Funds Services may be cancelled by the Trust on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) day's written notice to the Trust.


     During periods when the Portfolios invest directly in investment securities each Portfolio pays the Administrator an annual fee, payable monthly in arrears, equal to 0.10% of average daily net assets. Each Portfolio anticipates investing substantially all of its assets in another investment company. The Administrator is a wholly owned subsidiary of ING Groep, N.V. and the immediate parent company of the Investment Manager.


     For the fiscal years ended December 31, 2004, 2003 and 2002, the Administrator did not receive any fees pursuant to the Administration agreement.

DISTRIBUTOR; 12b-1 PLANS


DISTRIBUTOR

     Shares of each Portfolio are distributed by Directed Services, Inc. ("DSI" or the "Distributor") pursuant to a Distribution Agreement between the Trust, on behalf of each Portfolio, and DSI. DSI is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. The Distribution Agreement requires the Distributor to use its reasonable best efforts to solicit purchases of shares of the Portfolios. Nothing in the Distribution Agreement protects the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Distributor's duties under the agreement or by reason of the Distributor's reckless disregard of its obligations and duties under the agreement. The Distributor is entitled to receive a fee described in any distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

     The Distribution Agreement will remain in effect from year to year with respect to each Portfolio only if, after an initial term, continuance is approved annually by a majority of the Trustees, including a majority of those Trustees who are not interested persons (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of such Portfolio. The agreement may be terminated as to a particular Portfolio at any time on sixty (60) days' written notice, without the payment of any penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio) or by the Distributor. The agreement terminates automatically in the event of its assignment as described in the 1940 Act and the rules and interpretations thereunder. DSI, like the Investment Manager, is an indirect wholly owned subsidiary of ING Groep, N.V.

RULE 12b-1 PLANS OF THE PORTFOLIOS

     The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") on behalf of each Portfolio. DSI serves as the Portfolios' Distributor and Principal Underwriter. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of a Portfolio's shares. DSI is an affiliate of ING Investments, LLC, the Investment Manager of the Portfolios.

     The Plan provides that the Portfolios shall pay a distribution fee (the "Distribution Fee"), for distribution services including payments to DSI at annual rates not to exceed 0.50% of the average daily net assets of such Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Plan was approved by all of the Trustees, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan.


     Since the Distribution Fees are directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "reimbursement variety" (in contrast to "compensation" arrangements by which a distributor's payments are directly linked to its expenses). The Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.


     The Plan permits the Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.50% of the average daily net assets of such Portfolio attributable to an insurance company's variable contract owners during that quarterly period. Expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the Portfolios' shares; (d) obtaining information and providing explanations to variable contract owners regarding the Portfolios' investment objectives and policies and other information about the Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the Portfolios' accounts; and (h) financing any other activity that the Trust's Board determines is primarily intended to result in the sale of the Portfolios' shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan. The Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, cast in-person at a meeting called for that purpose. The Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios. The Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolios without the approval of a majority of the outstanding shares of each of the Portfolios. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

     The Plan was adopted because of its anticipated benefit to the Portfolios. These anticipated benefits include increased promotion and distribution of the Portfolios' shares, an enhancement in the Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolios.

     Payments made as of the fiscal year ended December 31, 2004 under the Plan, are as follows:


     PORTFOLIOS                                   DISTRIBUTION FEES (12b-1 PLAN)
     ------------------------------------------   ------------------------------
     ING AMERICAN FUNDS GROWTH PORTFOLIO
     Advertising                                  $      3,074
     Printing                                           58,407
     Salaries & Commissions                             33,332
     Broker Servicing                                   33,782
     Miscellaneous                                      41,139
     Total                                             169,734

     ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO
     Advertising                                  $      2,577
     Printing                                           48,966
     Salaries & Commissions                             28,508
     Broker Servicing                                   28,679
     Miscellaneous                                      35,150
     Total                                             143,880

     ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
     Advertising                                  $      1,191
     Printing                                           22,629
     Salaries & Commissions                             13,132
     Broker Servicing                                   13,185
     Miscellaneous                                      16,160
     Total                                              66,297





RULE 12b-1 PLANS OF THE MASTER FUNDS

     The Series has adopted a Plan of Distribution (the "Master Fund Plan") for its Class 2 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Master Fund Plan, the Series will pay 0.25% of each Master Fund's average net assets annually (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the Series, provided that the Board of the Master Series has approved the categories of expenses for which payment is being made. Shareholders of the Class 2 shares of a Master Fund, including a Portfolio, pay only their proportionate share of a Master Fund Plan's expenses.

     The following identifies the distribution fees indirectly paid by the Trust to CRMC for the period ended December 31, 2004.


                                               DISTRIBUTION FEE(1)
PORTFOLIO                                            2004
ING American Funds Growth Portfolio             $  1,181,120
ING American Funds Growth-Income Portfolio           904,023
ING American Funds International Portfolio           414,947


(1) Estimated indirect Distribution Fees would have been received by American Funds Distributors, Inc., an affiliate of CRMC.

     For additional information regarding the Master Fund Plans, see the Master Funds' statement of additional information which is delivered together with this SAI.

FUND PARTICIPATION AGREEMENT

     The Trust, on behalf of the Portfolios, has entered into a Fund Participation Agreement that governs the relationship between the Portfolios and the insurance company separate accounts that will offer the Portfolios as investment options for eligible variable life insurance policies and variable insurance contracts. The Fund

Participation Agreement addresses, among other things, the provision of certain services to contract owners, the allocation of certain marketing- and service-related expenses and the provision and accuracy of offering materials. The Series, an open-end management investment company that is a business trust organized under the laws of the Commonwealth of Massachusetts, has received a "Mixed and Shared Funding Order" from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Funds to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies.

     Under the terms of the Fund Participation Agreement, the Series reserves the right to suspend or terminate sales of shares of the Master Funds to the Portfolios if such action is required by law, or if the Board of Trustees of the Series, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate and in the best interests of the Series and its shareholders or in response to the order of an appropriate regulatory authority. In addition, the Trust reserves the right to terminate purchases of shares of the Master Funds by the Trust and the Portfolios if such action is required by law, or if the Board, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate and in the best interests of the Series and its shareholders or in response to the order of an appropriate regulatory authority.

CODE OF ETHICS


     The Portfolios, the Manager, the Master Funds' investment adviser, and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Portfolios and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Portfolios that may arise from personal trading of securities that may be purchased or held by the Portfolios or the Portfolios' shares. The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolios' Compliance Officer or his or her designee and to report all transactions on a regular basis.


DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

     The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.


     In addition, the Portfolios post their complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (e.g. the Portfolios will post the quarter-ending June 30 holdings on August 1).


     The Portfolios also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of the month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view them on ING's website, the Portfolios' complete portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Portfolios may provide their complete portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure:


     - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;


     - To financial printers for the purpose of preparing the Portfolios' regulatory filings;

     -    For the purpose of due diligence regarding a merger or acquisition;

     - To a new adviser or Portfolio Manager prior to the commencement of its management of the Portfolios;

     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;

     - To consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Portfolios;


     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios;

     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders; or

     - To an affiliated insurance company or affiliated entities of the insurance company who assist them with this process, on a daily basis, for the purpose of trading to hedge risks that are assumed pursuant to guarantees provided under variable annuity contracts and variable life policies that are issued by such company.


     In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.


     The Portfolios' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of the Portfolios' shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' Manager, Portfolio Manager, principal underwriter or any affiliated person of the Portfolios, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Board's policies and direct administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Portfolio's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Manager, Portfolio Manager, principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolio's administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.


     The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' full portfolio holdings:


                                                                                     TIME LAG BETWEEN
                                                                                    DATE OF INFORMATION
                                                                                   AND DATE INFORMATION
     PARTY                            PURPOSE                   FREQUENCY                RELEASED
--------------------------   -------------------------  ----------------------    ----------------------
Institutional Shareholder    Proxy Voting               Daily                     None

Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance                 Daily                     None


     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Portfolios' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the Manager, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES


     When a Portfolio is a feeder in a master/feeder structure, proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Fund's proxy voting policies and procedures. The following procedures apply only if the Portfolios are removed from the master/feeder structure. The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Manager, the Board has also approved the Manager's proxy voting procedures, which require the Manager to vote proxies in accordance with the Portfolios' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Portfolios, including procedures of the Manager, is attached hereto as Appendix A. No later than August 31st of each year, information is available through the ING Funds' website (http://www.ingfunds.com) regarding how to locate information on the SEC's EDGAR database (http://www.sec.gov) on how each Master Fund voted proxies relating to portfolio securities for the one-year period ending June 30th.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE AND RESEARCH SERVICES

     The brokerage commission for each of the Portfolios are paid at each Portfolio's Master Fund level. For information regarding portfolio brokerage of each Master Fund see the Master Funds' statement of additional information which is delivered together with this SAI.

PORTFOLIO TURNOVER

     The portfolio turnover of each Master Fund is described in the prospectus for the Master Funds which is delivered together with the Prospectus for the Portfolios.

                                 NET ASSET VALUE

DETERMINATION OF NET ASSET VALUE OF THE PORTFOLIOS


     The net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined each once daily as of the close of regular trading on the New York Stock Exchange ("NYSE")

(usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Portfolio shares will not be priced on these days. On these days, securities held by a Master Fund may nevertheless be actively traded, and the value of a Portfolio's share could be indirectly affected. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of the Portfolios is determined based upon the NAV of the Master Funds. Determination of the NAV of the Master Funds is the responsibility of the Master Funds and not the Portfolios.


DETERMINATION OF NET ASSET VALUE OF THE MASTER FUNDS

     Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Funds' statement of additional information which is delivered together with this SAI.

                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

     Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2 [((a-b)/cd  + 1)^6 - 1]

where,
     a = dividends and interest earned during the period,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)^(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     The following is the average annual total return for the periods indicated ended December 31, 2004 for each Portfolio of the Trust:


                                                   1 YEAR(1)    5 YEARS(1)      SINCE INCEPTION OF PORTFOLIOS (1)
                                                   ---------    ----------      ---------------------------------
ING American Funds Growth Portfolio                 11.91%         N/A          14.78%
ING American Funds Growth-Income Portfolio           9.79%         N/A          14.61%
ING American Funds International Portfolio          18.64%         N/A          26.16%



(1)  The Portfolios commenced operations September 9, 2003.


     Each Portfolio may be categorized as to its market capitalization make-up ("large cap," mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

     Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the Portfolio's returns tended to be 10% higher than the market return during periods in which market returns were positive. The converse is also true: a Beta of 0.90 indicates that the Portfolio's returns tended to be 10% lower than the market return during periods in which market returns were negative.

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average ("DJIA"), the Goldman Sachs Internet Index, the Lehman Brothers Government Bond Index, the Lehman Brothers U.S. Government/Credit Bond Index, the Lehman Brothers Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, the Lehman Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the and the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE Index, the MSCI All Country World Free Index, the MSCI Emerging Markets Free Index, the MSCI World Index, the Russell Midcap Index, the Russell Midcap Growth Index, the Russell 1000 Index, the Russell 1000 Growth, the Russell 1000 Value, the Russell 2000 Index, the Russell 3000 Index, the Wilshire Real Estate Securities Index, or other indexes that measure performance of a pertinent group of securities,
(ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Investment Manager, CRMC, the investment adviser of the Master Funds, or affiliates of the Trust, the Investment Manager, or CRMC, including
(i) performance rankings of other mutual funds managed by the investment adviser, or the individuals employed by CRMC who exercise responsibility for the day-to-day management of a Portfolio or Master Fund, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund

Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Investment Manager to the Trust, including information related to the selection and monitoring of investment advisers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES

     Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Portfolios' Manager and its affiliates. Shares will generally not be offered to other investors.

     Each Portfolio that has commenced operations has qualified (any Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

     Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Each Portfolio intends to do so through its investment in the applicable Master Fund. Specifically, each Portfolio intends, through its investment in the applicable Master Funds, to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817 (h), investments in RICs are not treated as a single investment, rather a pro rata portion of each asset of the RIC is deemed held. All securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.


     For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

     Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

     With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

     The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

     Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.


     If a Portfolio or Master Fund fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio or Master Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

     Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Master Fund with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

     Foreign Investments -- Master Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in such Master Funds is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in a Master Fund holding securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Master Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Master Fund.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION


     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 51 investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her PRO RATA share of the net assets of that Portfolio. All of the Portfolios discussed in this SAI are diversified under the 1940 Act.


     On May 1, 2003, the Trust's name became the ING Investors Trust. Prior to that date on January 31, 1992, the name of the Trust was changed to The GCG Trust from The Specialty Managers Trust.

VOTING RIGHTS

     Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

PURCHASE OF SHARES

     Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Trust might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and between separate accounts of unaffiliated insurers. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

     Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

EXCHANGES

     Shares of each portfolio may be exchanged for shares of another portfolio. Exchanges are treated as a redemption of shares of one portfolio and a purchase of shares of one or more of the other portfolios and are effected at the respective net asset values per share of each portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

     Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Liquid Asset Portfolio of the Trust or any successor to such Portfolio.


CUSTODIAN

     The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for the Portfolios.

TRANSFER AGENT

     DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121, serves as the transfer agent and dividend-paying agent to the Portfolios.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as the Portfolios' independent registered public accounting firm. KPMG audits the financial statements of the Trust and provides other audit, tax, and related services. For information regarding the Master Funds' independent registered public accounting firm, please consult the Master Funds' statement of additional information.

LEGAL COUNSEL

     Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

     This SAI and the accompanying Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

     The Registration Statement, including the exhibits filed therewith, may be obtained from the SEC upon payment of the prescribed fee or examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

REPORTS TO SHAREHOLDERS.

     The fiscal year of the Trust ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

FINANCIAL STATEMENTS


         Financial statements for the fiscal year ended December 31, 2004 are included in the Portfolios' Annual Report and are incorporated by reference in this SAI. The Portfolios' Annual and Semi-Annual Reports may be obtained without charge by writing or calling the Trust at the address or telephone number set forth on the cover of this SAI.

                                   APPENDIX A

                     PROXY VOTING PROCEDURES AND GUIDELINES

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

         A.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

               If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

               4.   Referrals to a Fund's Valuation and Proxy Voting Committee

               A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

               The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.     REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

               In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

               For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

               The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice
                               President of ING Investments, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager -
                               Special Projects, ING Funds Services, LLC

Maria Anderson                 Vice President of Fund Compliance, ING Funds
                               Services, LLC

Michael J. Roland              Executive Vice President and Chief Financial
                               Officer of ING Investments, LLC; Vice President,
                               ING Life Insurance and Annuity Company; and
                               Assistant Secretary, Directed Services, Inc.

Todd Modic                     Vice President of Financial Reporting - Fund
                               Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.       THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     (2)    Only if the director's legal expenses would be covered.

2.       PROXY CONTESTS
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.       AUDITORS
RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.       PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.       TENDER OFFER DEFENSES

POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.       MISCELLANEOUS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -   If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.       CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.       EXECUTIVE AND DIRECTOR COMPENSATION
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES
     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.       STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.      MERGERS AND CORPORATE RESTRUCTURINGS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.      MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.      SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.      GLOBAL PROXIES
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
     -   the opening of the shareholder meeting

     -   that the meeting has been convened under local regulatory requirements
     -   the presence of quorum
     -   the agenda for the shareholder meeting
     -   the election of the chair of the meeting
     -   the appointment of shareholders to co-sign the minutes of the meeting
     -   regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -   the allowance of questions
     -   the publication of minutes
     -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES
Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
     -   it is editorial in nature;
     -   shareholder rights are protected;
     -   there is negligible or positive impact on shareholder value;
     -   management provides adequate reasons for the amendments; or
     -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
     - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
     - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                               ING INVESTORS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 29, 2005


                                   ----------


                                 SERVICE 1 CLASS
                                 SERVICE 2 CLASS


                        ING LIFESTYLE MODERATE PORTFOLIO

                     ING LIFESTYLE MODERATE GROWTH PORTFOLIO

                         ING LIFESTYLE GROWTH PORTFOLIO

                    ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO


This Statement of Additional Information ("SAI") pertains to the Service 1 Class ('Service 1") and Service 2 Class ("Service 2") of shares of the Portfolios listed above (each a "Portfolio," and collectively, the "LifeStyle Portfolios"), each of which is a separate series of ING Investors Trust ("Trust"). This SAI is not a Prospectus. A Prospectus for the LifeStyle Portfolios that provides the basic information you should know before investing in the LifeStyle Portfolios may be obtained without charge from the Trust or from the LifeStyle Portfolios' principal underwriter, Directed Services, Inc. ("DSI"). This SAI should be read in conjunction with the LifeStyle Portfolios' Prospectus dated April 29, 2005 for the Service 1 and Service 2 class shares of the LifeStyle Portfolios. This SAI is incorporated by reference in its entirety into the Prospectus. In addition, the financial statements from the Portfolios' Annual Reports dated December 31, 2004 and the independent auditors' reports thereon, included in such Portfolios' Annual Reports, are incorporated by reference into this SAI.


The information in this SAI expands on information contained in the Prospectus, and any supplements thereto. The Prospectus and the Annual Report can be obtained without charge by contacting the Trust at the phone number or address below.

                                   ----------

                               ING INVESTORS TRUST

                         7337 East Doubletree Ranch Road

                              Scottsdale, AZ 85258

                                  800-366-0066


[ING LOGO]

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS

INTRODUCTION                                                                      1
HISTORY OF THE TRUST                                                              1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                               1
   FIXED INCOME INVESTMENTS                                                       1
       U.S. Government Securities                                                 1
       Municipal Securities                                                       2
         Moral Obligation Securities                                              2
         Municipal Lease Obligations                                              2
         Short-term Municipal Obligations                                         2
       Industrial Development and Pollution Control Bonds                         3
       Custodial Receipts and Trust Certificates                                  3
       Corporate Debt Securities                                                  4
       High Yield Bonds                                                           4
       Participation on Creditors Committees                                      5
       Brady Bonds                                                                5
       Banking Industry and Savings Industry Obligations                          6
       Commercial Paper                                                           6
       Sovereign Debt                                                             7
       Passive Foreign Investment Companies                                       7
       Mortgage-Backed Securities                                                 8
         Commercial Mortgage-Backed Securities                                    8
         Adjustable Rate Mortgage Securities                                      8
         Stripped Mortgage-Backed Securities                                      9
         Collateralized Mortgage Obligations                                      9
         Foreign Mortgage Related Securities                                      9
         Agency Mortgage Securities                                              10
         GNMA Certificates                                                       10
         FNMA and FHLMC Mortgage-Backed Obligations                              10
         Privately-Issued Mortgage-Backed Securities                             11
         Subordinated Mortgage Securities                                        11
       Asset-Backed Securities                                                   13
       Collateralized Debt Obligations                                           14
       Loan Participations                                                       14
       Delayed Funding Loans and Revolving Credit Facilities                     15
       To Be Announced Sale Commitments                                          15
       Zero-Coupon and Pay-in-Kind Bonds                                         16
       Eurodollar and Yankee Dollar Instruments                                  16
       Inflation-Indexed Bonds                                                   16
       Event-Linked Bonds                                                        16
       Guaranteed Investment Contracts                                           17
       Credit-Linked Notes                                                       17
       Trust-Preferred Securities                                                17
   EQUITY INVESTMENTS                                                            18
       Common Stock and Other Equity Securities                                  18
       Preferred Stock                                                           18
       Convertible Securities                                                    18
       Warrants                                                                  19
       Eurodollar Convertible Securities                                         19
   DERIVATIVES                                                                   19
       Futures Contracts and Options on Futures Contracts                        20
         General Description of Futures Contracts                                20
         Interest Rate Futures Contracts                                         20

         Options on Futures Contracts                                            20
         Straddles                                                               20
         Stock Index Futures Contracts                                           21
         Investment in Gold and Other Precious Metals                            22
         Gold Futures Contracts                                                  22
         Limitations                                                             23
       Options on Securities and Securities Indexes                              23
         Purchasing Options on Securities                                        23
       Risks of Options Transactions                                             23
         Writing Covered Call and Secured Put Options                            24
         Options on Securities Indexes                                           24
       Over-the-Counter Options                                                  25
         General                                                                 25
       Risks Associated With Futures and Futures Options                         25
       Options on Foreign Currencies                                             26
       Swaps                                                                     26
         Credit Default Swaps                                                    27
       Variable and Floating Rate Securities                                     27
       Lease Obligation Bonds                                                    27
       Structured Securities                                                     28
       Indexed Securities                                                        28
       Hybrid Instruments                                                        28
       Dollar Roll Transactions                                                  29
       When-Issued, Delayed Delivery and Forward Commitment Transactions         30
   FOREIGN INVESTMENTS                                                           30
       Foreign Securities                                                        30
       Debt Securities Issued or Guaranteed by Supranational Organizations       31
       Depositary Receipts                                                       31
       Foreign Bank Obligations                                                  32
       Foreign Currency Transactions                                             32
         Forward Currency Contracts                                              32
         Options on Foreign Currencies                                           33
         Foreign Currency Warrants                                               34
       Currency Management                                                       34
       Exchange Rate-Related Securities                                          35
   OTHER INVESTMENT PRACTICES AND RISKS                                          35
       Performanced Indexed Paper                                                35
       Corporate Reorganizations                                                 35
       Repurchase Agreements                                                     36
       Reverse Repurchase Agreements                                             36
       Other Investment Companies                                                36
         Standard & Poor's Depositary Receipts                                   37
         iShares MSCI Index Shares                                               37
         Exchange Traded Funds ("ETFs")                                          37
       Short Sales                                                               37
       Short Sales Against the Box                                               37
       Illiquid Securities                                                       37
       Restricted Securities                                                     38
       Borrowing                                                                 38
       Lending Portfolio Securities                                              38
       Real Estate Investment Trusts                                             39
       Hard Asset Securities                                                     39
       Small Companies                                                           40
         Unseasoned Companies                                                    40
       Private Funds                                                             40
       Strategic Transactions                                                    40

       Special Situations                                                        41
       Internet and Internet-Related Companies                                   41
         Risk Considerations Regarding the Internet Industry                     41
       Principal Exchange Rate Linked Securities                                 41
       Temporary Defensive Investments                                           42
       Portfolio Trunover                                                        42
INVESTMENT RESTRICTIONS                                                          42
   FUNDAMENTAL INVESTMENT RESTRICTIONS                                           42
   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                       43
MANANGEMENT OF THE TRUST                                                         44
   INFORMATION ABOUT THE TRUSTEES                                                45
   INFORMATION ABOUT THE TRUST'S OFFICERS                                        48
   SHARE OWNERSHIP POLICY                                                        52
   TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS                                52
   BOARD COMMITTEES                                                              53
       Frequency of Board Meetings                                               54
       Compensation of Trustees                                                  54
   OWNERSHIP OF SHARES                                                           56
   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    56
   THE MANAGER                                                                   56
       Information About the Manager                                             56
       Management Agreement                                                      56
   ADMINISTRATOR                                                                 58
   DISTRIBUTOR                                                                   58
   CODE OF ETHICS                                                                58
   DISCLOSURE OF THE LIFESTYLE PORTFOLIOS' PORTFOLIO SECURITIES                  59
   PROXY VOTING PROCEDURES                                                       59
PORTFOLIO TRANSACTIONS AND BROKERAGE                                             59
   INVESTMENT DECISIONS                                                          59
   BROKERAGE AND RESEARCH SERVICES                                               60
       Portfolio Turnover                                                        62
NET ASSET VALUE                                                                  62
PERFORMANCE INFORMATION                                                          64
TAXES                                                                            65
OTHER INFORMATION                                                                67
   CAPITALIZATION                                                                67
   VOTING RIGHTS                                                                 67
   PURCHASE OF SHARES                                                            68
   REDEMPTION OF SHARES                                                          68
   EXCHANGES                                                                     68
   CUSTODIAN                                                                     69
   TRANSFER AGENT                                                                69
   INDEPENDENT AUDITORS                                                          69
   LEGAL COUNSEL                                                                 69
   REGISTRATION STATEMENT                                                        69
FINANCIAL STATEMENTS                                                             69
APPENDIX A: DESCRIPTION OF BOND RATINGS                                         A-1
APPENDIX B:  PROXY VOTING PROCEDURES AND GUIDELINES                             B-1

                                  INTRODUCTION

This SAI only pertains to the ING LifeStyle Portfolios listed above (each a "Portfolio," and together, the "LifeStyle Portfolios") and is designed to elaborate upon information contained in the Prospectus for the LifeStyle Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the LifeStyle Portfolios' securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus. Terms not defined herein have the meanings given to them in the Prospectus.

                              HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 51 investment portfolios. The Trust is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. This SAI pertains only to the following four Portfolios: ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio, and ING LifeStyle Aggressive Growth Portfolio.

Effective May 1, 2003, the name of the Trust changed to ING Investors Trust. On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The LifeStyle Portfolios normally invest all of their assets in shares of other ING Funds ("Underlying Funds"), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the LifeStyle Portfolios do not invest directly in securities. However, the LifeStyle Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds.

FIXED INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.

Several of the Underlying Funds may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

MUNICIPAL SECURITIES

Certain of the Underlying Funds may invest in municipal securities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

MORAL OBLIGATION SECURITIES - Certain of the Underlying Funds may invest in moral obligation securities. Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality, which created the issuer.

MUNICIPAL LEASE OBLIGATIONS - Certain of the Underlying Funds may invest in municipal lease obligations. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. They may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities. An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Portfolio Manager to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Portfolio Manager deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS - Certain of the Underlying Funds may invest in short-term municipal obligations. These securities include the following:

     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Certain of the Underlying Funds may invest in industrial development and pollution control bonds. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES

Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

CORPORATE DEBT SECURITIES

Certain of the Underling Funds may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Underlying Fund will not accrue any income on these securities prior to delivery. The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody's Investors Service ("Moody's") or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the portfolio manager of the Underlying Fund ("Portfolio Manager").

HIGH YIELD BONDS

Certain of the Underling Funds may invest in high yield bonds. "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa by Moody's or BBB by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio that invests in an Underlying Fund that holds high yield securities in its portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

PARTICIPATION ON CREDITORS COMMITTEES

Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the Portfolio Manager believes that such participation is necessary or desirable to enforce the Underlying Fund's rights as a creditor or to protect the value of securities held by the Underlying Fund.

BRADY BONDS

Certain of the Underlying Funds may invest in Brady Bonds. "Brady Bonds" are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by an Underlying Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Underlying Fund.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

Certain of the Underlying Funds may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Certain of the Underlying Funds may invest in commercial paper (including variable rate master demand notes and extendable commercial notes ("ECN")), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for an Underlying Fund, an Underlying Fund may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager that invests in commercial paper will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Underlying Fund may invest in them only if the Portfolio Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Fund may invest. Master demand notes are considered by the Underlying Fund to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

SOVEREIGN DEBT

Certain of the Underlying Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Underlying Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.

Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by an Underlying Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (I.E., high yield bonds) and subject to many of the same risks as such securities. An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Underlying Fund may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which an Underlying Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, an Underlying Fund may have few or no effective legal remedies for collecting on such debt.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain of the Underlying Funds may invest in securities of "passive foreign investment companies" ("PFICs"). Some foreign countries limit or prohibit all direct foreign investment in the securities of companies located in their countries. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Underlying Funds may subject to certain percentage limits under the 1940 Act and the laws of certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund's assets may be invested in such securities.

MORTGAGE-BACKED SECURITIES

Certain of the Underlying Funds may invest in mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, an Underlying Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

COMMERCIAL MORTGAGE-BACKED SECURITIES - Certain of the Underlying Funds may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES - Certain of the Underlying Funds may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Portfolios, the National Median Cost of Portfolios, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

STRIPPED MORTGAGE-BACKED SECURITIES - Certain of the Underlying Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Underlying Fund's limitations on investment in illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS - Certain of the Underlying Funds may invest in collateralized mortgage obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC, or the FNMA (each as described below), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (E.G., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

FOREIGN MORTGAGE-RELATED SECURITIES - Certain of the Underlying Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (E.G., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.


AGENCY MORTGAGE SECURITIES - Certain of the Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

GNMA CERTIFICATES - Certain of the Underlying Funds may invest in Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates"). GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose the Underlying Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - Certain of the Underlying Funds may invest in FNMA and FHLMC mortgage-backed obligations. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (I.E., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES - Certain of the Underlying Funds may invest in privately issued mortgage-backed securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

SUBORDINATED MORTGAGE SECURITIES - Certain of the Underlying Funds may invest in subordinated mortgage securities. Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Portfolio Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Portfolio Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Portfolio Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ASSET-BACKED SECURITIES

Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities also include Aircraft Lease Receivables ("ALRs"). ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Asset-backed securities can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

COLLATERALIZED DEBT OBLIGATIONS

Certain of the Underlying Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

LOAN PARTICIPATIONS

Certain of the Underlying Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Certain of the Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Underlying Funds may assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness an Underlying Fund has direct recourse against a borrower, the Underlying Fund may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, the Underlying Fund might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower's obligation or that the collateral can be liquidated. If an Underlying Fund invests in loan participations with poor credit quality, the Underlying Fund bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution's interests with respect to the loan may involve additional risks to the Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. The valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund's daily share price.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("Board"), in an amount sufficient to meet such commitments. Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund's investment restriction relating to the lending of funds or assets.

TO BE ANNOUNCED ("TBA") SALE COMMITMENTS

TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying

Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO-COUPON AND PAY-IN-KIND BONDS

Certain of the Underlying Funds may invest in zero-coupon and pay-in-kind bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund's distribution obligations.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

INFLATION-INDEXED BONDS

Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS

Certain of the Underlying Funds may invest in event-linked bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Underlying Fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

GUARANTEED INVESTMENT CONTRACTS

Certain of the Underlying Funds may invest in guaranteed investment contracts ("GICs"). GICs are issued by insurance companies. Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit portfolio of the insurance company's general account. The insurance company then credits to the Underlying Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by an Underlying Fund which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

CREDIT-LINKED NOTES

Certain of the Underlying Funds may invest in credit-linked notes ("CLN"). A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (I.E., the embedded option is not easily priced). The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

TRUST-PREFERRED SECURITIES

Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities. Trust-preferred securities are securities that have the characteristics of both debt and equity instruments. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities. The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (I.E., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company's organization and operations.

Certain of the Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for an Underlying Fund, the Portfolio Manager will generally invest the Underlying Fund's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

Certain of the Underlying Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

WARRANTS

Certain of the Underlying Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause the Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. Certain of the Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Certain of the Underlying Funds may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES

Certain of the Underlying Funds may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

An Underlying Fund's transactions in derivative instruments may include:

     - The purchase and writing of options on securities (including index options) and options on foreign currencies;

     - The purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

     - Entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes an Underlying Fund to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Underlying Fund's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. An Underlying Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Certain of the Underlying Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with an Underlying Fund's investments, the use of derivatives could result in a loss to the Underlying Fund and may, in turn, increase the Underlying Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL DESCRIPTION OF FUTURES CONTRACTS - A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where an Underlying Fund has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Underlying Fund realizes a gain; if it is more, the Underlying Fund realizes a loss. Where a Underlying Fund has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss.

INTEREST RATE FUTURES CONTRACTS - An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

Certain of the Underlying Funds may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy an Underlying Fund might employ, the Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable an Underlying Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which an Underlying Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Underlying Fund or avoided by taking delivery of the debt securities under the futures contract.

An Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by an Underlying Fund would be substantially offset by the ability of an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

OPTIONS ON FUTURES CONTRACTS - A futures option gives an Underlying Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by an Underlying Fund.

Certain of the Underlying Funds may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which an Underlying Fund would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

STRADDLES - Certain of the Underlying Funds may use straddles. A straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Portfolio's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

STOCK INDEX FUTURES CONTRACTS - A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

     (1) When a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

          (a)  Forego possible price appreciation;

          (b) Create a situation in which the securities would be difficult to repurchase; or

          (c)  Create substantial brokerage commissions;

     (2) When a liquidation of an Underlying Fund has commenced or is contemplated, but there is, in the Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

     (3)  To close out stock index futures purchase transactions.

Where an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Underlying Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

     (1) If an Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in an Underlying Fund; or

     (2)  To close out stock index futures sales transactions.

As long as required by regulatory authorities, each investing Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Underlying Fund's securities or the price of the securities which an Underlying Fund intends to purchase. An

Underlying Fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Underlying Fund's exposure to interest rate fluctuations, an Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this SAI for a discussion of other strategies involving futures and futures options.

If a purchase or sale of a futures contract is made by an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day an Underlying Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by an Underlying Fund but is settlement between an Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to-market its open futures positions.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by an Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security and delivery month). If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, an Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, an Underlying Fund realizes a capital gain, or if it is less, an Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS - Some of the Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Code, each Underlying Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of an Underlying Fund is invested in gold an other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (I.E., coins will not be purchased for their numismatic value). Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

GOLD FUTURES CONTRACTS - A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price. When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage. An Underlying Fund's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

LIMITATIONS - When purchasing a futures contract, an Underlying Fund must maintain with its custodian (or earmark on its records) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, an Underlying Fund similarly will maintain with its custodian (or earmark on its records) cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by an Underlying Fund. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, an Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

PURCHASING OPTIONS ON SECURITIES - An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. Certain of the Underlying Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by an Underlying Fund would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, an Underlying Fund would continue to receive interest income on such security.

Certain of the Underlying Funds may purchase call options on securities to protect against substantial increases in prices of securities an Underlying Fund intends to purchase pending its ability to invest in such securities in an orderly manner. Certain of the Underlying Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

Certain of the Underlying Funds may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

RISKS OF OPTIONS TRANSACTIONS

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, an Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. If an Underlying Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by an Underlying Fund, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in an Underlying Fund's net asset value being more sensitive to changes in the value of the underlying securities.

WRITING COVERED CALL AND SECURED PUT OPTIONS - In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, certain of the Underlying Funds may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, certain of the Underlying Funds may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

Certain of the Underlying Funds may write a call or put option only if the option is "covered" or "secured" by the Underlying Fund holding a position in the underlying securities. This means that so long as the Underlying Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, an Underlying Fund may maintain, in a segregated account with the Trust's custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if an Underlying Fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Certain of the Underlying Funds may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Underlying Fund.

OPTIONS ON SECURITIES INDEXES - Certain of the Underlying Funds may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Underlying Fund is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Underlying Fund must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Underlying Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Underlying Fund's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

OVER-THE-COUNTER OPTIONS

GENERAL - Certain of the Underlying Funds may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by the Underlying Fund may be considered an illiquid security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Underlying Fund's assets (the "SEC illiquidity ceiling"). OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if an Underlying Fund exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Underlying Fund is recorded as an asset of the Underlying Fund and subsequently adjusted. The premium received for an option written by the Underlying Fund is included in the Underlying Fund's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While an Underlying Fund's transactions in futures may protect an Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the Underlying Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Underlying Fund and the hedging vehicle so that the Underlying Fund's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when the Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

OPTIONS ON FOREIGN CURRENCIES

Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. An Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

SWAPS

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether an Underlying Fund's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. For purposes of applying an Underlying Fund's investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by an Underlying Fund at market value. In the case of a credit default swap sold by an Underlying Fund (I.E., where an Underlying Fund is selling credit default protection), however, an Underlying Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by an Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

CREDIT DEFAULT SWAPS - Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

VARIABLE AND FLOATING RATE SECURITIES

Certain of the Underlying Funds may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

LEASE OBLIGATION BONDS

Certain of the Underlying Funds may invest in lease obligation bonds. Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund's limit on illiquid securities.

STRUCTURED SECURITIES

Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

INDEXED SECURITIES

Certain of the Underlying Funds may invest in indexed securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS

Certain of the Underlying Funds may invest in hybrid instruments. Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet an Underlying Fund's needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between an Underlying Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S.

persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of an Underlying Fund.

DOLLAR ROLL TRANSACTIONS

Certain of the Underlying Funds seeking a high level of current income may enter into dollar rolls or "covered rolls" in which an Underlying Fund sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, the Underlying Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Underlying Fund may or may not take delivery of the securities an Underlying Fund has contracted to purchase.

An Underlying Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Underlying Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

Certain of the Underlying Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis if the Underlying Fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Underlying Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Underlying Fund's other assets. Although the Underlying Fund could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Underlying Fund may dispose of a when-issued or delayed delivery security prior to settlement if a Portfolio Manager deems it appropriate to do so. The Underlying Fund may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

FOREIGN SECURITIES

Certain Underlying Funds may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries. Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund's investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

Certain Underlying Funds may invest assets in debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

DEPOSITARY RECEIPTS

Certain of the Underlying Funds may invest in depositary receipts, including ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

FOREIGN BANK OBLIGATIONS

Certain of the Underlying Funds may invest in foreign bank obligations. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY TRANSACTIONS

Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds may enter into foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

FORWARD CURRENCY CONTRACTS - Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Funds may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES - A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. An Underlying Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. Certain of the Underlying Funds may employ hedging strategies with options on currencies before the Underlying Fund purchases a foreign security denominated in the hedged currency that the Underlying Fund anticipates acquiring, during the period the Underlying Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, I.E., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency. Certain of the Underlying Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Underlying Funds to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. An Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.

FOREIGN CURRENCY WARRANTS - Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

CURRENCY MANAGEMENT

An Underlying Fund's flexibility to participate in higher yielding debt markets outside of the United States may allow an Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When an Underlying Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Underlying Fund's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying an Underlying Fund's investments should help increase the net asset value of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which the Underlying Fund's securities are denominated will generally lower the net asset value of the Underlying Fund. The Portfolio Manager attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

EXCHANGE RATE-RELATED SECURITIES

Certain of the Underlying Funds may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.

Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

OTHER INVESTMENT PRACTICES AND RISKS

PERFORMANCE INDEXED PAPER

Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

CORPORATE REORGANIZATIONS

Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Portfolio Manager that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS

Certain of the Underlying Funds may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Underlying Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Underlying Fund. The Portfolio Manager, in accordance with procedures established by the Board of directors/trustees of the Underlying Fund, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Underlying Fund enters into repurchase agreements.

Certain of the Underlying Funds may engage in repurchase transactions in accordance with guidelines approved by the Underlying Fund's Board of directors/trustees, which include monitoring the creditworthiness of the parties with which an Underlying Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

Certain of the Underlying Funds may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Underlying Fund's limitation of 15% of the net assets of the Underlying Fund on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, the Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. The Underlying Fund also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a security by the Underlying Fund and its agreement to repurchase the instrument at a specified time and price. An Underlying Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. An Underlying Fund typically will segregate assets determined to be liquid by the

Portfolio Manager to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated may be considered to be borrowings by the seller; accordingly, certain of the Underlying Funds will limit their investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Underlying Fund. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by the Underlying Fund creates leverage, which increases the Underlying Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Underlying Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

OTHER INVESTMENT COMPANIES

An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Portfolio invests in other investment companies, shareholders of the Portfolio bear their proportionate share of the underlying investment companies' fees and expenses.

Certain of the Underlying Funds may invest in shares issued by investment companies to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC, except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization, consolidation or merger. Certain Underlying Funds may invest in shares of certain types of investment companies referred to as "SPDRs" and/or "iShares", as defined below. Certain Underlying Funds may invest in Exchange Traded Funds ("ETFs"), as defined below. An Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company; (2) invest more than 5% of the Underlying Fund's total assets in the investment company; or (3) invest more than 10% of the Underlying Fund's total assets in all investment company holdings. As a shareholder in any investment company, an Underlying Fund will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

     EXCHANGE TRADED FUNDS ("ETFS") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying indices. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the Portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a Portfolio invests in ETF's, shareholders of the Portfolio bear their proportionate share of the underlying ETF's fees and expenses.

     STANDARD & POOR'S DEPOSITARY RECEIPTS - Certain of the Underlying Funds may, consistent with their investment policies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

     ISHARES MSCI INDEX SHARES - Certain of the Underlying Funds may invest in iShares MSCI Index Shares ("iShares") (formerly known as World Equity Benchmark Shares ("WEBS")). WEBS were a form of exchange-traded fund traded on the AMEX. They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indexes. Each country index series invests in an optimized portfolio of common stocks based on that country's Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy. (See "Exchange Traded Funds").

     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRS") - HOLDRs are trust-issued receipts that represent a Portfolio's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Portfolio's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

SHORT SALES

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price. Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Underlying Fund's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE Box - A short sale "against the box" is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. An Underlying Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Underlying Fund.

ILLIQUID SECURITIES

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund's decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Trust's Board.

RESTRICTED SECURITIES

Certain of the Underlying Funds also may purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). An Underlying Fund's board of directors/trustees, based upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund. Subject to an Underlying Fund's limitations on investments in illiquid investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. An Underlying Fund may not be able to sell these securities when its Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Underlying Fund's shares. In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund's borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Underlying Fund's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES

For the purpose of realizing additional income, certain of the Underlying Funds may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Underlying Fund's investment program. While the securities are being lent, the Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Underlying Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Underlying Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.

REAL ESTATE INVESTMENT TRUSTS

Certain of the Underlying Funds may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment by an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

     -    possible declines in the value of real estate;
     -    adverse general or local economic conditions;
     -    possible lack of availability of mortgage funds;
     -    overbuilding;
     -    extended vacancies of properties;
     -    increases in competition, property taxes and operating expenses;
     -    changes in zoning or applicable tax law;
     - costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
     -    casualty or condemnation losses;
     -    uninsured damages from floods, earthquakes or other natural disasters;
     -    limitations on and variations in rents; and
     -    unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

HARD ASSET SECURITIES

The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

SMALL COMPANIES

Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security. It is possible that an Underlying Fund's manager or an affiliate or client of an Underlying Fund's manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

UNSEASONED COMPANIES - Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

PRIVATE FUNDS

Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund's ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

STRATEGIC TRANSACTIONS

Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

SPECIAL SITUATIONS

A special situation arises when, in the opinion of a Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

INTERNET AND INTERNET-RELATED COMPANIES

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.

RISK CONSIDERATIONS REGARDING THE INTERNET INDUSTRY - The value of shares of an Underlying Fund invested in the internet industry may fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain of the Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and SAI of the Underlying Fund will apply at the time of investment. The Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

PORTFOLIO TURNOVER

Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Portfolio Manager believes that such a disposition is consistent with the portfolios investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Portfolio has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a "majority" of a Portfolio's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of that Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of that Portfolio's outstanding voting securities. The investment objective, and all policies of a Portfolio not specifically identified in this SAI or the Prospectus as fundamental, may be changed without a vote of the shareholders of the Portfolio. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

Unless otherwise indicated, a Portfolio may not:

     1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

     2.   Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

     5. Issue senior securities to the extent such issuance would violate applicable law.

     6. Borrow money, except that the Portfolio (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio's investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     7. Underwrite securities of other issuers, except insofar as the Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

     8. Purchase or sell commodities or contracts on commodities, except to the extent the Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and SAI, as they may be amended from time to time.

The fundamental investment restrictions set forth above may be modified so as to provide the LifeStyle Portfolios with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the LifeStyle Portfolios without receiving prior shareholder approval of the change.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

     (i) No Portfolio may purchase securities of other investment companies, except (a) a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange; or
          (b) as otherwise permitted under the 1940 Act.

     (ii) A Portfolio may invest in short-term instruments, U.S. Government securities, money market instruments, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Manager to the extent permissible under existing or future rules of the SEC.

                             MANAGEMENT OF THE TRUST


The business and affairs of the Trust are managed under the direction of the Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each portfolio of the Trust, including the LifeStyle Portfolios, and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. As of January 1, 2005, the Trustees are John V. Boyer, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, John G. Turner, Roger
B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Mary Bea Wilkinson, Robert S. Naka, Huey P. Falgout, Jr. Mary Gaston, Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Robin R. Nesbitt, Susan P. Kinens, Kimberly K. Palmer, and Maria M. Anderson.


  Set forth in the table below is information about each Trustee of the Trust.

     INFORMATION ABOUT THE TRUSTEES


                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                                FUND
                                POSITION(S)   TERM OF OFFICE                                  COMPLEX
                                 HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S) -     OVERSEEN BY      OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE        THE TRUST   TIME SERVED (1)   DURING THE PAST 5 YEARS    TRUSTEE (2)(3)       HELD BY TRUSTEE
------------------------------- ------------ ---------------  --------------------------- --------------- -------------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER (1)               Trustee      January 2005 --  Executive Director, The           153       None
7337 East Doubletree Ranch Rd.               Present          Mark Twain House & Museum
Scottsdale, Arizona 85258                                     (4) (September 1989 -
Age: 52                                                       Present)

J. MICHAEL EARLEY               Trustee      January 1997 --  President and Chief               153       None
7337 East Doubletree Ranch Rd.               Present          Executive Officer,
Scottsdale, Arizona 85258                                     Bankers Trust Company,
Age: 59                                                       N.A. ( June 1992 -
                                                              Present).

R. BARBARA GITENSTEIN           Trustee      January 1997 --  President, College of New         153       New Jersey Resources
7337 East Doubletree Ranch Rd.               Present          Jersey (January 1999 -                      (September 2003 -
Scottsdale, Arizona 85258                                     Present).                                   present)
Age: 57

PATRICK W. KENNY (1)            Trustee      January 2005 --  President and Chief               153       Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.               Present          Executive Officer                           (November 2003 -
Scottsdale, Arizona 85258                                     International Insurance                     Present).
Age: 62                                                       Society (June 2001 -
                                                              Present).

WALTER H. MAY                   Trustee      February 2002    Retired.                          153       Best Prep Charity
7337 East Doubletree Ranch Rd.               -- Present                                                   (September 1991 -
Scottsdale, Arizona 85258                                                                                 Present).
Age: 68

JOCK PATTON                     Chairman     February 2002    Private Investor (June            153       JDA Software Group, Inc.
7337 East Doubletree Ranch Rd.  and Trustee  -- Present       1997 - Present).                            (January 1999 - Present);
Scottsdale, Arizona 85258                                     Formerly, Director and                      Swift Transportation Co.
Age: 59                                                       Chief Executive Officer,                    (March 2004 - Present).
                                                              Rainbow Multimedia Group,
                                                              Inc. (January 1999 -
                                                              December 2001).;

DAVID W.C. PUTNAM               Trustee      February 2002    President and Director,           153       Progressive Capital
7337 East Doubletree Ranch Rd.               -- Present       F.L. Putnam Securities                      Accumulation Trust
Scottsdale, Arizona 85258                                     Company, Inc. and its                       (August 1998 - Present);
Age: 65                                                       affiliates; President,                      Principled Equity Market
                                                              Secretary and Trustee,                      Fund (November 1996 -
                                                              The Principled Equity                       Present); Mercy Endowment
                                                              Market Fund. Formerly,                      Foundation (1995 -
                                                              Trustee, Trust Realty                       Present); Director, F.L.
                                                              Corp.; Anchor Investment                    Putnam Investment
                                                              Trust; and Bow Ridge                        Management Company
                                                              Mining Company.                             (December 2001 -
                                                                                                          Present); Asian American
                                                                                                          Bank and Trust Company
                                                                                                          (June 1992 - Present);
                                                                                                          and Notre Dame Health
                                                                                                          Care Center (1991 -
                                                                                                          Present); F.L. Putnam
                                                                                                          Securities Company, Inc.
                                                                                                          (June

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                                FUND
                                POSITION(S)   TERM OF OFFICE                                  COMPLEX
                                 HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S) -     OVERSEEN BY      OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE        THE TRUST   TIME SERVED (1)   DURING THE PAST 5 YEARS    TRUSTEE (2)(3)       HELD BY TRUSTEE
------------------------------- ------------ ---------------  --------------------------- --------------- -------------------------
                                                                                                          1998 - Present);
                                                                                                          and an Honorary Trustee,
                                                                                                          Mercy Hospital (1973 -
                                                                                                          Present).

ROGER B. VINCENT (5)            Trustee      January 1994 --  President, Springwell             153       Director, AmeriGas
7337 East Doubletree Ranch Rd.               Present          Corporation (March 1989 -                   Propane, Inc. (January
Scottsdale, Arizona 85258                                     Present).                                   1998 - Present).
Age: 59

RICHARD A. WEDEMEYER            Trustee      February 2002    Retired. Formerly Vice            153       None.
7337 East Doubletree Ranch Rd.               -- Present       President - Finance and
Scottsdale, Arizona 85258                                     Administration, Channel
Age: 69                                                       Corporation (June 1996 -
                                                              April 2002). Trustee,
                                                              First Choice Funds (1997
                                                              - 2001); and of each of
                                                              the funds managed by ING
                                                              Investment Management Co.
                                                              LLC (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY (6) (7)     Trustee      February 2002    Chief Executive Officer,          200       Trustee, Equitable Life
7337 East Doubletree Ranch Rd.               -- Present       ING U.S. Financial                          Insurance Co., Golden
Scottsdale, Arizona 85258                                     Services (September 2001                    American Life Insurance
Age: 48                                                       - Present); Member, ING                     Co., Life Insurance
                                                              Americas Executive                          Company of Georgia,
                                                              Committee (2001 -                           Midwestern United Life
                                                              Present);, ING Aeltus                       Insurance Co., ReliaStar
                                                              Holding Company, Inc.                       Life Insurance Co.,
                                                              (2000 - Present), ING                       Security Life of Denver,
                                                              Retail Holding Company                      Security Connecticut Life
                                                              (1998 - Present), and ING                   Insurance Co., Southland
                                                              Retirement Holdings, Inc.                   Life Insurance Co., USG
                                                              (1997 - Present).                           Annuity and Life Company,
                                                              Formerly, President,                        and United Life and
                                                              Chief Executive Officer                     Annuity Insurance Co.
                                                              and Director of Northern                    Inc; Director, Ameribest
                                                              Life Insurance Company                      Life Insurance Co.;
                                                              (March 2001 - October                       Director, First Columbine
                                                              2002), President ING Life                   Life Insurance Co.; and
                                                              Insurance & Annuity                         Metro Atlanta Chamber of
                                                              Company (September 1997 -                   Commerce.
                                                              November 2002), and
                                                              General Manager and Chief
                                                              Executive Officer, ING
                                                              Worksite Division
                                                              (December 2000 - October
                                                              2001).

JOHN G. TURNER (6)              Trustee      February 2002 -  Retired. Formerly Vice            153       Director, Hormel Foods
7337 East Doubletree Ranch Rd.               Present          Chairman of ING Americas                    Corporation; Shopko
Scottsdale, Arizona 85258                                     (September 2000 - January                   Stores, Inc.; M.A.
Age: 65                                                       2002); Chairman and Chief                   Mortenson Company (March
                                                              Executive Officer of                        2002 - Present);
                                                              ReliaStar Financial Corp.                   Director, ShopKo Stores,
                                                              and ReliaStar Life                          Inc. (August 1999 -
                                                              Insurance Company (July                     Present); and Conseco,
                                                              1993 - September 2000);                     Inc.. (September 2003 -
                                                              Chairman of ReliaStar                       Present).
                                                              Life Insurance Company of
                                                              New York (April 1975 -
                                                              December 2001); Chairman
                                                              of Northern Life
                                                              Insurance Company (March
                                                              1985 - April 2000);
                                                              Chairman and Trustee of
                                                              the Northstar affiliated
                                                              investment companies (May
                                                              1993 - December 2001).

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.

(2) As of December 31, 2004.

(3) For purposes of this table, "ING Funds Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; and ING Partners Inc.

(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

(6) Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, Directed Services Inc.

(7) Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

Information about the Trust's officers is set forth in the table below:


                                                               TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST     OF TIME SERVED(1)(2)               THE LAST FIVE YEARS
------------------------------- ----------------------------- --------------------------- -----------------------------------------
JAMES M. HENNESSY               President and Chief            March 2003 - Present       President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.  Executive Officer                                         ING Investments, LLC(3) (December 2000 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Executive
Age: 56                                                                                   Vice President and Chief Operating
                                                                                          Officer, ING Investments, LLC(3) (April
                                                                                          1995 - December 2000); and Executive
                                                                                          Vice President, ING Investments, LLC(3)
                                                                                          (May 1998 - June 2000).

STANLEY D. VYNER                Executive Vice President       February 2003 - Present    Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                            Investments, LLC(3) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Age: 54                                                                                   Officer (January 2003 - Present).
                                                                                          Formerly, Chief Investment Officer of
                                                                                          the International Portfolios, ING
                                                                                          Investments, LLC(3) (August 2000 -
                                                                                          January 2003); and Chief Executive
                                                                                          Officer, ING Investments, LLC(3) (August
                                                                                          1996 - August 2000).

MICHAEL J. ROLAND               Executive Vice President       March 2003 - Present       Executive Vice President (December 2001
7337 East Doubletree Ranch Rd.                                                            - Present) and Chief Compliance Officer,
Scottsdale, Arizona 85258                                                                 (October 2004 - Present), ING
Age: 46                                                                                   Investments, LLC(3). Formerly, Chief
                                                                                          Financial Officer and Treasurer, ING
                                                                                          Investments, LLC(3), (December 2001 -
                                                                                          March 2005); Senior Vice President, ING
                                                                                          Investments, LLC(3) (June 1998 -
                                                                                          December 2001).

JOSEPH M. O'DONNELL             Chief Compliance Officer       November 2004 - Present    Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.                                                            Funds (November 2004 - Present).
Scottsdale, AZ 85258                                                                      Formerly, Vice President, Chief Legal
Age: 50                                                                                   Counsel, Chief Compliance Officer and
                                                                                          Secretary of Atlas Securities, Inc.,
                                                                                          Atlas Advisers, Inc. and Atlas Funds
                                                                                          (October 2001 - October 1004); and Chief
                                                                                          Operating Officer and General Counsel of
                                                                                          Matthews International Capital
                                                                                          Management LLC and Vice President and
                                                                                          Secretary of Matthews International
                                                                                          Funds (August 1999 - May 2001).

ROBERT S. NAKA                  Senior Vice President          January 2003 - Present     Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.                                                            Secretary, ING Funds Services, LLC(4)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Age: 41                                                                                   Senior Vice President, ING Funds
                                                                                          Services, LLC(4) (August 1999 - October
                                                                                          2001).

KIMBERLY A. ANDERSON            Senior Vice President          November 2003 - Present    Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President and Assistant
Age: 40                                                                                   Secretary, ING Investments, LLC(3)
                                                                                          (October 2001 - October 2003); and
                                                                                          Assistant Vice President, ING Funds
                                                                                          Services, LLC(4) (November 1999 -
                                                                                          January 2001).

MARY BEA WILKINSON              Vice President                 March 2003 - Present       Head of Strategic Relationships, ING
7337 East Doubletree Ranch Rd.                                                            U.S. Financial Services (2003 -
Scottsdale, Arizona 85258                                                                 Present); Formerly, Senior Vice
Age: 48                                                                                   President, ING Outside Funds Group (2000
                                                                                          - 2002); and Senior Vice President and
                                                                                          Chief Financial Officer, First Golden
                                                                                          American Life Insurance Company of New
                                                                                          York (1997 -

                                                               TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST     OF TIME SERVED(1)(2)               THE LAST FIVE YEARS
------------------------------- ----------------------------- --------------------------- -----------------------------------------
                                                                                          2000).

ROBYN L. ICHILOV                Vice President and Treasurer   March 2003 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(4) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(3) (August 1997 -
Age: 37                                                                                   Present).

LAUREN D. BENSINGER             Vice President                 February 2003 - Present    Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                            Officer, ING Funds Distributor, LLC(5)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Age: 51                                                                                   President, ING Investments, LLC(3)
                                                                                          (February 1996 - Present). Formerly,
                                                                                          Chief Compliance Officer, ING
                                                                                          Investments, LLC(3) (October 2001 -
                                                                                          October 2004).

TODD MODIC                      Senior Vice President,         March 2005- Present        Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.  Chief/Principal Financial                                 Services (4) (April 2005 - Present).
Scottsdale, Arizona 85258       Officer & Assistant Secretary                             Formerly, Vice President, ING Fund
Age: 37                                                                                   Services, LLC(4) (September 2002 - March
                                                                                          2005). Director of Financial Reporting,
                                                                                          ING Investments, LLC(3) (March 2001 -
                                                                                          September 2002); and Director of
                                                                                          Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001).

MARIA M. ANDERSON               Vice President                 September 2004 - Present   Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(4) (September 2004 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Assistant Vice President, ING
Age: 46                                                                                   Funds Services, LLC(4) (October 2001 -
                                                                                          September 2004); and Manager of Fund
                                                                                          Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(3) (September 1999 -
                                                                                          October 2001).

MARY GASTON                     Vice President                 March 2005 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(4) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, Financial
Age: 39                                                                                   Reporting, ING Investments, LLC(3)
                                                                                          (April 2004 - April 2005): Manager,
                                                                                          Financial Reporting, ING Investments,
                                                                                          LLC(3) (August 2002 - April 2004);
                                                                                          Controller, Z Seven Fund, Inc. and
                                                                                          Ziskin Asset Management, Inc. (January
                                                                                          2000 - March 2002).

HUEY P. FALGOUT, JR.            Secretary                      August 2003 - Present      Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING Americas, U.S.
Age: 41                                                                                   Legal Services (November 2002 -
                                                                                          September 2003); and Associate General
                                                                                          Counsel of AIG American General (January
                                                                                          1999 - November 2002).

SUSAN P. KINENS                 Assistant Vice President       January 2003 - Present     Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(4) (December 2002 -
Scottsdale, Arizona 85258                                                                 Present); and has held various other
Age: 28                                                                                   positions with ING Funds Services,
                                                                                          LLC(4) for more than the last five
                                                                                          years.

                                                               TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST     OF TIME SERVED(1)(2)               THE LAST FIVE YEARS
------------------------------- ----------------------------- --------------------------- -----------------------------------------
KIMBERLY K. PALMER              Assistant Vice President       September 2004 - Present   Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(4) (August 2004 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Manager,
Age: 47                                                                                   Registration Statements, ING Funds
                                                                                          Services, LLC(4) (May 2003 - August
                                                                                          2004); Associate Partner, AMVESCAP PLC
                                                                                          (October 2000 - May 2003); and Director
                                                                                          of Federal Filings and Blue Sky Filings,
                                                                                          INVESCO Funds Group, Inc. (March 1994 -
                                                                                          May 2003).

THERESA K. KELETY               Assistant Secretary            August 2003 - Present      Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Senior Associate with Shearman
Age: 42                                                                                   & Sterling (February 2000 - April 2003).

ROBIN R. NESBITT                Assistant Secretary            September 2004 - Present   Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC (4) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal
Age: 31                                                                                   Analyst, ING Funds Services, LLC (4)
                                                                                          (August 2002 - August 2003); Associate,
                                                                                          PricewaterhouseCoopers (January 2001 -
                                                                                          August 2001); and Paralegal, McManis,
                                                                                          Faulkner & Morgan (May 2000 - December
                                                                                          2000).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)  Unless otherwise noted, this column refers to ING Investors Trust.
(3) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(4) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(5) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

SHARE OWNERSHIP POLICY


In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of a portfolio's shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a portfolio of the Trust.


Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any portfolio's investments will not cause a Trustee to have to make any additional investments under this Policy.

TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS


Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004:



                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                   REGISTERED INVESTMENT
                                                                                   COMPANIES OVERSEEN BY
     NAME OF         DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF      TRUSTEE IN FAMILY OF
     TRUSTEE                             DECEMBER 31, 2004                          INVESTMENT COMPANIES
     -------------- ------------------------------------------------------------ --------------------------
                                     ING
                        ING        LIFESTYLE         ING        ING LIFESTYLE
                     LIFESTYLE     MODERATE       LIFESTYLE       AGGRESSIVE
                     MODERATE       GROWTH          GROWTH          GROWTH
                     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                    ------------ ------------- --------------- -----------------
     John V.
     Boyer (1)          None          None           None            None                   None

     Paul S.
     Doherty (2)        None          None           None            None              Over $100,000

     J. Michael
     Earley             None          None           None            None            $50,001 - $100,000

     R. Barbara
     Gitenstein         None          None           None            None            $50,001 - $100,000

     Patrick W.
     Kenny (1)          None          None           None            None                   None

     Walter H. May      None          None           None            None              Over $100,000

     Jock Patton        None          None           None            None            $10,001 - $50,000

     David W.C.
     Putnam             None          None           None            None              Over $100,000

     Blaine E.
     Rieke (2)          None          None           None            None            $50,001 - $100,000

     Roger B.
     Vincent            None          None           None            None              Over $100,000

     Richard A.
     Wedemeyer          None          None           None            None            $50,000 - $100,000

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                   REGISTERED INVESTMENT
                                                                                   COMPANIES OVERSEEN BY
     NAME OF         DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF      TRUSTEE IN FAMILY OF
     TRUSTEE                             DECEMBER 31, 2004                          INVESTMENT COMPANIES
     -------------- ------------------------------------------------------------ --------------------------
                                     ING
                        ING        LIFESTYLE         ING        ING LIFESTYLE
                     LIFESTYLE     MODERATE       LIFESTYLE       AGGRESSIVE
                     MODERATE       GROWTH          GROWTH          GROWTH
                     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                    ------------ ------------- --------------- -----------------
     TRUSTEES WHO
     ARE
     "INTERESTED
     PERSONS"

     Thomas J.
     McInerney          None          None           None            None              Over $100,000

     John G.
     Turner             None          None           None            None              Over $100,000


(1) Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.
(2)  Retired as of December 31, 2004.






BOARD COMMITTEES



     Prior to January 1, 2005, John Boyer and Patrick Kenny were not members of the Board. The meetings reported are as of December 31, 2004 were not attended by those two Board members.



     VALUATION AND PROXY VOTING COMMITTEE. The Board has a Valuation and Proxy Voting Committee (formerly, the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market quotations are not available overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee operates pursuant to a charter approved by the Board. The Valuation and Proxy Voting Committee currently consists of five (5) Independent Trustees: Jock Patton, Walter H. May, John V. Boyer, Richard A. Wedemeyer, and R. Barbara Gitenstein. Mr. May serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Valuation and Proxy Voting Committee held four (4) meetings.



     EXECUTIVE COMMITTEE. The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee operates pursuant to a charter approved by the Board. The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940 Act:
John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton.
Mr. Patton serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Executive Committee held three (3) meetings.



     NOMINATING COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary: (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self-evaluation process. The Nominating Committee operates pursuant to a Charter approved by the Board.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as
Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.



     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.



     The Nominating and Governance Committee consists of four (4) Independent
Trustees: Walter H. May, Richard A Wedemeyer, R. Barbara Gitenstein and Patrick W. Kenny. Dr. Gitenstein serves as Chairman of the Committee. During the fiscal year ended December 31, 2004, the Nominating Committee held two
(2) meetings.



     AUDIT COMMITTEE. The Board has established an Audit Committee, whose functions include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust's audits, its financial statements and interim accounting contracts, and to and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Trustees:
Patrick W. Kenny, David W.C. Putnum, J. Michael Earley, and Roger B. Vincent. Mr. Earley serves as Chairman of the Committee. The Audit Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended December 31, 2004, the Audit Committee held five (5) meetings.



     INVESTMENT REVIEW COMMITTEE. The Board established an Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee operates pursuant to a Charter approved by the Board. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Trustees and one
(1) Trustee who is an "interested person" as defined in the 1940 Act:
J. Michael Earley, David W.C. Putnam, Patrick W. Kenny, John G. Turner, and Roger B. Vincent. Mr. Vincent serves as the Chairman of the domestic equity funds' Investment Review Committee for the domestic equity funds. The Investment Review Committee for the domestic equity funds held four
(4) meetings during the fiscal year ended December 31, 2004. The Investment Review Committee for the international equity and fixed income funds currently consists of five (5) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: John V. Boyer,
R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, and Richard A. Wedemeyer. Mr. Wedemeyer serves as Chairman of the international and fixed-income funds' Investment Review Committee. The Investment Review Committee (international and fixed income funds) held four (4) meetings during the fiscal year ended December 31, 2004.



     COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding role, performance, and oversight of the CCO. The Compliance Committee currently consists of three
(3) Independent Trustees: John V. Boyer, J. Michael Earley, and Jock Patton. Mr. Boyer serves as the Chairman of the Committee. The Compliance Committee held one (1) meeting during the fiscal year ended December 31, 2004.



     CONTRACTS COMMITTEE. The Board has established a Contracts Committee whose primary function is to review all investment advisory, sub-advisory, and all annually renewable agreements, as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional portfolios are established or there is a change in an advisory relationship. The Committee currently consists of five (5) Independent
Trustees: John V. Boyer, Walter H. May, Jock Patton, Roger Vincent, and Richard A. Wedemeyer. Mr. Vincent serves as the Chairman of the Committee. The Contracts Committee held two (2) meetings during the fiscal year ended December 31, 2004.

FREQUENCY OF BOARD MEETINGS


The Board currently conducts regular meetings five (5) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


COMPENSATION OF TRUSTEES


Each Portfolio pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer, and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1), respectively. Additionally, as
Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in-person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by the Manager or its affiliates, ING Investments, LLC and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees.

The following table sets forth information provided by the LifeStyle Portfolios' investment manager regarding compensation of Trustees by the Trust and other funds managed by DSI and its affiliates for the fiscal year ended December 31, 2004. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by DSI or its affiliates.


COMPENSATION OF TRUSTEES


                                                                                                                        TOTAL
                                                        ING                            ING         ESTIMATED        COMPENSATION
                                                     LIFESTYLE         ING          LIFESTYLE        ANNUAL        FROM REGISTRANT
                                   ING LIFESTYLE     MODERATE       LIFESTYLE      AGGRESSIVE       BENEFITS          AND FUND
                                     MODERATE         GROWTH          GROWTH         GROWTH           UPON          COMPLEX PAID
    NAME OF PERSON, POSITION       PORTFOLIO(1)    PORTFOLIO(1)    PORTFOLIO(1)   PORTFOLIO(1)   RETIREMENT(1)   TO TRUSTEES(2), (3)
--------------------------------- --------------- --------------  -------------   ------------  ---------------  -------------------
JOHN G. TURNER, TRUSTEE(4)                 --             --              --             --            --                     --
THOMAS J. MCINERNEY, TRUSTEE(4)            --             --              --             --            --                     --
JOHN V. BOYER, TRUSTEE (5)             $  145         $  300          $  310         $  150           N/A             $   92,625
J. MICHAEL EARLEY, TRUSTEE             $  140         $  297          $  301         $  143           N/A             $   91,000
R. BARBARA GITENSTEIN, TRUSTEE         $  162         $  346          $  352         $  169           N/A             $  104,000
PATRICK W. KENNY, TRUSTEE (5)          $  120         $  250          $  250         $  120           N/A             $   75,625
ROGER B. VINCENT, TRUSTEE(7)           $  173         $  369          $  375         $  180           N/A             $  110,000
PAUL S. DOHERTY, TRUSTEE (5)           $  162         $  346          $  352         $  169           N/A             $  106,000

-------------------------------------------
(1) The Chairperson for the Nominating Committee is paid on a quarterly basis and only if the Nominating Committee has been active for that quarter. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                                                                                                                        TOTAL
                                                        ING                            ING         ESTIMATED        COMPENSATION
                                                     LIFESTYLE         ING          LIFESTYLE        ANNUAL        FROM REGISTRANT
                                   ING LIFESTYLE     MODERATE       LIFESTYLE      AGGRESSIVE       BENEFITS          AND FUND
                                     MODERATE         GROWTH          GROWTH         GROWTH           UPON          COMPLEX PAID
    NAME OF PERSON, POSITION       PORTFOLIO(1)    PORTFOLIO(1)    PORTFOLIO(1)   PORTFOLIO(1)   RETIREMENT(1)   TO TRUSTEES(2), (3)
--------------------------------- --------------- --------------  -------------   ------------  ---------------  -------------------
WALTER H. MAY, TRUSTEE                 $  204         $  434          $  441         $  212           N/A             $  130,000
BLAINE E. RIEKE, TRUSTEE(6)            $  159         $  339          $  344         $  165           N/A             $  102,000
RICHARD A. WEDEMEYER, TRUSTEE          $  168         $  359          $  365         $  175           N/A             $  110,000
JOCK PATTON, TRUSTEE                   $  195         $  416          $  423         $  203           N/A             $  126,000
DAVID W.C. PUTNAM, TRUSTEE             $  167         $  357          $  363         $  174           N/A             $  101,000


(1) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(2)  Represents compensation for 117 portfolios.


(3) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(4) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of each of ING Investments, LLC and Directed Services Inc. Officers and Trustees who are interested persons do not receive any compensation from the portfolio.


(5) Mr. Doherty resigned as a Trustee effective December 31, 2004. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios. Each Portfolio's compensation amount as listed for Messrs. Boyer and Kenny is estimated. The total compensation reflected is that of the fees paid by ING Partners, Inc.


(6) Mr. Rieke may be deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because a family member is an employee of Goldman, Sachs & Co., the parent company of a portfolio manager to one of the portfolios of the Trust. For a period of time prior to May 1, 2003, Mr. Rieke may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, because his child is an employee of Goldman, Sachs & Co. He may also be deemed to be an "interested person" of the Trust. Mr. Rieke resigned as a Trustee effective December 31, 2004.

(7) Mr. Vincent may have been deemed to be an "interested person" of the Trust, as defined in the 1940 Act, during a portion of 2003, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the portfolios of the Trust, during a portion of 2003. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.




OWNERSHIP OF SHARES

Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members) share ownership in securities of the Trust's Manager or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Manager or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2004.



                          NAME OF OWNERS AND
                           RELATIONSHIP TO                                 VALUE OF    ERCENTAGE OF
    NAME OF TRUSTEE             TRUSTEE        COMPANY   TITLE OF CLASS   SECURITIES       CLASS
------------------------  ------------------  ---------  ---------------  -----------  ------------
JOHN V. BOYER (1)                N/A             N/A           N/A           $  0          N/A
PAUL S. DOHERTY (2)              N/A             N/A           N/A           $  0          N/A
J. MICHAEL EARLEY                N/A             N/A           N/A           $  0          N/A
R. BARBARA GITENSTEIN            N/A             N/A           N/A           $  0          N/A

PATRICK W. KENNY (1)             N/A             N/A           N/A           $  0          N/A
WALTER H. MAY                    N/A             N/A           N/A           $  0          N/A
JOCK PATTON                      N/A             N/A           N/A           $  0          N/A
DAVID W. C. PUTNAM               N/A             N/A           N/A           $  0          N/A
BLAINE E. RIEKE (2)              N/A             N/A           N/A           $  0          N/A
ROGER B. VINCENT                 N/A             N/A           N/A           $  0          N/A
RICHARD A. WEDEMEYER             N/A             N/A           N/A           $  0          N/A


     (1)  Became a Trustee on January 1, 2005.
     (2)  Retired as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of March 31, 2005, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in ING Investments or ING Groep, N.V. ("ING") or any affiliated companies of ING Investments or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in ING Investments or ING or any affiliated companies of ING Investments or ING.

Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates. As of March 31, 2005, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Portfolios addressed herein, except ING USA Annuity and Life Insurance Company. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders. ING USA Annuity and Life Insurance Company may be deemed a control person of the LifeStyle Portfolios in that certain of its separate accounts hold more than 25% of the shares of these series.


MANAGER

INFORMATION ABOUT THE MANAGER

ING Investments, LLC ("ING Investments" or the "Manager") serves as the investment manager for each Portfolio and is registered with the SEC as an investment adviser. ING Investments, subject to the authority of the Trustees, has the overall responsibility for the management of the LifeStyle Portfolios. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Groep N.V. seeks to provide a full range of integrated financial services to private, corporate and institutional clients through a variety of distribution channels. The principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.


ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. On February 26, 2001, the name of the Manager changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Manager changed to ING Investments, LLC. As of March 31, 2004, ING Investments had assets under management of over $35.4 billion. ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Trust (the "Agreement"), the Manager, subject to the direction of the Board , is responsible for furnishing continuous investment supervision to the LifeStyle Portfolios and is responsible for the management of the LifeStyle Portfolios. The Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of each Portfolio's assets and the purchase and sale of portfolio securities for each Portfolio. The Agreement provides that the Manager is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

In considering the Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant.


In connection with their deliberations relating to each Portfolio's current Agreement, the Board, including the Independent Trustees, considered information that had been provided by ING Investments at regular Board Meetings, as well as information specifically furnished for a Board meeting held annually to specifically consider such renewals. This information included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and its respective peer group, as well as information about the Portfolio's investment portfolio, objectives and strategies; (2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by Kirkpatrick & Lockhart LLP, counsel to the Independent Trustees; (4) copies of each form of management agreement; (5) copies of the Form ADV for each investment manager to the Portfolios; (6) financial statements for each investment manager to the Portfolios; and (7) other information relevant to their evaluations.

The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management, including an analysis for each Portfolio of how performance and fees compare to its selected peer group and designated benchmarks.


The following paragraphs outline the specific factors the Board considered in relation to renewing the Portfolios' current Agreement.


ING LIFESTYLE MODERATE PORTFOLIO

In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and
(3) the Portfolio was very recently launched.


After deliberations based on the above-listed factors, the Board renewed the Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is very competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is very competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.

ING LIFESTYLE MODERATE GROWTH PORTFOLIO


In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and
(3) the Portfolio was very recently launched.


After deliberations based on the above-listed factors, the Board renewed the Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is very competitive as compared to its Selected Peer Group, (2) the expense ratio for the Portfolio is very competitive as compared to its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.

ING LIFESTYLE GROWTH PORTFOLIO


In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and
(3) the Portfolio was very recently launched.


After deliberations based on the above-listed factors, the Board renewed the Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is very competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is very competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO


In its renewal deliberations for the Portfolio, the Board noted that (1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average of the expense ratios of its Selected Peer Group, and (3) the Portfolio was very recently launched.


After deliberations based on the above-listed factors, the Board renewed the Management Agreement for the Portfolio because, among other considerations, (1) the management fee of the Portfolio is very competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is very competitive with that of its Selected Peer Group, and (3) the considerations that caused the Board to originally approve the Portfolio still appear applicable.

Based upon its review, the Board of Trustees has determined that the Agreement is in the best interests of the LifeStyle Portfolios and their shareholders and that the fees to be paid under the Agreement are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, with respect to each Portfolio, including the unanimous vote of the Independent Trustees, approved the Agreement.

The Agreement continues in effect for an initial two-year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board, and (ii) a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement is terminable without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Manager. The Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As compensation for its services under the Agreement, the Trust pays the Manager a monthly fee in arrears and is expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

ING LifeStyle Moderate Portfolio                     0.14%
ING LifeStyle Moderate Growth Portfolio              0.14%
ING LifeStyle Growth Portfolio                       0.14%
ING LifeStyle Aggressive Growth Portfolio            0.14%

Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 2004 are as follows. Because the LifeStyle Portfolios had not commenced operations as of fiscal years ended December 31, 2003 and 2002, no fees were paid to the Manager under the Agreement for fiscal years ended December 31, 2003 and 2002.


PORTFOLIO                                                   2004         2003       2002
-------------------------------------------------------- -----------   --------   --------
ING LifeStyle Moderate Portfolio                         $    79429       N/A       N/A
ING LifeStyle Moderate Growth Portfolio                  $  171,159       N/A       N/A
ING LifeStyle Growth Portfolio                           $  174,085       N/A       N/A
ING LifeStyle Aggressive Growth Portfolio                $   81,945       N/A       N/A



Other Managed Accounts



                       REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                             COMPANIES                       VEHICLES                 OTHER ACCTS
                     ---------------------------   ----------------------------  ---------------------
                     NUMBER OF                     NUMBER OF                     NUMBER OF      TOTAL
PORTFOLIO MANAGER    ACCOUNTS       TOTAL ASSETS   ACCOUNTS        TOTAL ASSETS  ACCOUNTS       ASSETS
-----------------    ---------      ------------   ---------       ------------  ---------      ------




There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST
[  ]
COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS
[   ]
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES
[  ]


EXPENSE LIMITATION AGREEMENT

The Manager has entered into an expense limitation agreement with each Portfolio, pursuant to which the Manager has agreed to waive or limit its fees. In connection with this agreement, the Manager will assume other expenses so that the total annual ordinary operating expenses of each Portfolio (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolio's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager) do not exceed 0.14% and 0.29% for Service 1 and Service 2 shares, respectively, of the Portfolio's average daily net assets, subject to possible recoupment by the Manager within three years.

The expense limitation agreement provides that the expense limitation shall continue until May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Manager provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days' prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days' prior written notice to the Manager at its principal place of business.


ADMINISTRATOR


ING Funds Services, LLC ("ING Funds Services"), an affiliate of ING Investments, serves as Administrator for the LifeStyle Portfolios. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for monitoring the LifeStyle Portfolios' compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Currently, for its services under the Administration Services Agreement, ING Funds Services receives no compensation for its service to the LifeStyle Portfolios.

DISTRIBUTOR

Directed Services, Inc. ("DSI") serves as each Portfolio's principal underwriter and distributor. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services, including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI, like the Manager, is an indirect wholly owned subsidiary of ING Groep, N.V, and serves as the investment adviser to certain portfolios of the Trust that are not described in this SAI. Therefore, DSI may be deemed to be an affiliate of the LifeStyle Portfolios. The Manager may, from its own resources, compensate DSI for distribution services provided to the LifeStyle Portfolios.

The Trust currently offers the shares of its operating portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company ("ING USA") to serve as the investment medium for Variable Contracts issued by ING USA. DSI is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden America Life Insurance Company ("Golden American"). On January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance and Annuity Company, and USG Annuity and Life Company to form ING USA. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly owned subsidiary of Equitable of Iowa Companies, Inc. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.


The Trustees have classified shares of each of the LifeStyle Portfolios into two classes: Service 1 Class ("Service 1") shares and Service 2 Class ("Service 2") shares. Shares of each class of each LifeStyle Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, the Service 1 and Service 2 shares have the features described below:

The Service 1 shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

The Service 2 shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum. DSI has agreed to waive 0.10% of the distribution fee for Service 2 shares. The expense waiver will continue through at least May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1
Plan) in the future. In addition, DSI has agreed to waive 0.25% of the shareholder service fee for Service 2 shares. The expense waiver will continue through at least May 1, 2006, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.25% (not to exceed 0.25% under the current shareholder servicing agreement.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Service 2 shares of the Portfolios (the "12b-1 Portfolios").

The Plan provides that the Service 2 shares of the 12b-1 Portfolios shall pay a distribution fee (the "Distribution Fee"), for distribution services including payments to DSI, the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Plan was approved by all of the Trustees, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan.

Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). The Service 2 shares of the 12b-1 Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each 12b-1 Portfolio's Service 2 shares are entitled to exclusive voting rights with respect to matters concerning the Plan.

The Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company's variable contract owners during that quarterly period. Expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios' shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios' investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the 12b-1 Portfolios' accounts; and (h) financing any other activity that the Board determines is primarily intended to result in the sale of the 12b-1 Portfolios' shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan. The Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, cast in-person at a meeting called for that purpose. The Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios. The Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios. These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios' shares, an enhancement in the 12b-1 Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.

SHAREHOLDER SERVICING AGREEMENT

Effective May 24, 2002, the Trust entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement") on behalf of the Service 2 shares of the Trust. Under the Shareholder Services Agreement, DSI (the "Shareholder Services Agent") has agreed to provide certain services including, but not limited to, the following:

Answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolios; and provide such other related services as the Portfolios or a shareholder may request. The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Servicing Agreement, the Shareholder Servicing Agent receives from each 12b-1 Portfolio's Service 2 shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio's shares.

DISTRIBUTION AND SHAREHOLDER SERVICE FEE AMOUNTS PAID

Because the Service 2 shares of the LifeStyle Portfolios had not commenced operations as of December 31, 2004 (the LifeStyle Portfolios' fiscal year end), the Shareholder Services Agent did not receive fees from Service 2 shares of the LifeStyle Portfolios for the fiscal year period ended December 31, 2004. Additionally, the Distributor did not receive distribution fees in connection with the costs of promotion and distribution-related expenses for the Service 2 shares of the LifeStyle Portfolios for the fiscal period ended December 31, 2004. Had the Distributor received said fees, it would have in turn re-allocated the 12b-1 fees it received to various affiliated Insurance Companies who offer Service 2 shares through variable annuity or variable life insurance or other qualified retirement plan products.

CODE OF ETHICS

The Portfolios, the Manager, and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Portfolios and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Portfolios that may arise from personal trading of securities that may be purchased or held by the Portfolios or the Portfolios' shares. The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolios' Compliance Officer or his or her designee and to report all transactions on a regular basis.


DISCLOSURE OF THE LIFESTYLE PORTFOLIOS' PORTFOLIO SECURITIES

The LifeStyle Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the LifeStyle Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.


In addition, the Portfolios post their complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (e.g., the Portfolios will post the quarter-ending June 30 holdings on August 1).

The LifeStyle Portfolios also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of the month. The Top Ten holdings information is as of the last day of the previous month.


Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view them on ING's website, the Portfolios' complete portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, the LifeStyle Portfolios may provide their complete portfolio holdings schedule to certain unaffiliated third parties and affiliates when the LifeStyle Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure:


     - To the Portfolios' Independent registered public accounting firm, named herein, for use in providing audit opinions;

     - To financial printers for the purpose of preparing the Portfolios' regulatory filings;
     -    For the purpose of due diligence regarding a merger or acquisition;

     - To a new adviser or Portfolio Manager prior to the commencement of its management of the Portfolios;
     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;
     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Underlying Funds;

     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios;
     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders; or
     - To an affiliated insurance company or affiliated entities of the insurance company who assist them with this process, on a daily basis, for the purpose of trading to hedge risks that are assumed pursuant to guarantees provided under variable annuity contracts and variable life policies that are issued by such company.


     In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.


     The LifeStyle Portfolios' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the LifeStyle Portfolios' portfolio securities is in the best interests of the LifeStyle Portfolios' shareholders, including procedures to address conflicts between the interests of the LifeStyle Portfolios' shareholders, on the one hand, and those of the LifeStyle Portfolios' Manager, principal underwriter or any affiliated person of the LifeStyle Portfolios, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the LifeStyle Portfolios' administrator to implement the Board's policies and direct administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a LifeStyle Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Manager, Portfolio Manager, principal underwriter and their affiliates. The Board has authorized the senior officers of a LifeStyle Portfolio's administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The LifeStyle Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.


     The LifeStyle Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' full portfolio holdings:


                                                                                     TIME LAG BETWEEN
                                                                                    DATE OF INFORMATION
                                                                                   AND DATE INFORMATION
           PARTY                      PURPOSE                   FREQUENCY                RELEASED
---------------------------- -------------------------- -------------------------- --------------------
Institutional Shareholder    Proxy Voting               Daily                      None
Services, Inc.               & Class Action
                             Services
Charles River Development    Compliance                 Daily                      None


     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The LifeStyle Portfolios' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the LifeStyle Portfolios will be disclosed to the Portfolios' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the LifeStyle Portfolios, the Manager, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES


The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the LifeStyle Portfolios' portfolio securities. The procedures and guidelines provide that funds-of-funds, including the LifeStyle Portfolios, will "echo" vote their interests in Underlying Funds. This means that, if a LifeStyle Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion all other shareholders in the Underlying Fund voted their interests. The procedures and guidelines delegate to the Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Manager, the Board has also approved the Manager's proxy voting procedures, which require the Manager to vote proxies in accordance with the Portfolios' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the LifeStyle Portfolios, including procedures of the Manager, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the LifeStyle Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (http://www.ingfunds.com) or by accessing the SEC's EDGAR database (http://www.sec.gov).

                     PORTFOLIO TRANSACTIONS AND BROKERAGE(2)

The Management Agreement of Portfolio Management Agreement authorizes the Manager to select the brokers or dealers that will execute the purchase and sale of investment securities for each Portfolio. In all purchases and sales of securities for the portfolio of a Portfolio, the primary consideration is to obtain the most favorable execution available. Pursuant to the Management Agreement or Portfolio Management Agreements, the Manager determines, subject to the instructions of and review by the Portfolios' Board, which securities are to be purchased and sold by a Portfolio and which brokers are to be eligible to execute portfolio transactions of a Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Manager is required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm's risk in positioning a block of securities, and other factors. The Manager may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Manager.

In selecting a broker-dealer, the Manager will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Manager or Portfolio Manager may also take into account the quality of research and related services that can be provided by a broker-dealer, provided the Manager makes a good faith determination that the broker commissions paid by the Portfolios is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (ad defined in the 1934 Act) to the Manager commissions for effecting a securities transaction for a Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

----------
(2) For purposes of this section, the discussion relating to investment decisions made by the Manager with respect to a Portfolio also includes investment decisions made by a Portfolio Manager with respect to an Underlying Fund. For convenience, only the terms Manager and Portfolio are used.

For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transactions for the clients of the manager. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Manager may receive research services from broker-dealers with which the Manager places a Portfolio's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Manager do not bear the expense of these services if provided by a broker-dealer that executes trades for a Portfolio, and the advisory fee paid to the Manager is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Manager in advising a Portfolio and other clients, although not all of the research services received by the Manager will necessarily be useful and of value in managing a particular Portfolio. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Manager for the execution of securities transactions for a Portfolio. In addition, in negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

In negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by the Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with the ING Groep, N.V. or the Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in comparable transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to the rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

Purchases of securities for a Portfolio also may be directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by a Portfolio may also be appropriate for their clients served by that Portfolio's Manager. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Manager or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and the Manager or Portfolio Manager's other clients in a manner deemed fair and reasonable by the Manager or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Manager or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Portfolios seek to acquire the same security at the same time, one or more of the Portfolios may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned.

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

For the fiscal year ended December 31, 2004, no commissions with respect to portfolio transactions were paid to certain brokers for research services.

As noted above, the Manager may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Portfolio Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit a Portfolio, other clients of the Manager, and the Portfolio Manager without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the LifeStyle Portfolios as well as shares of other investment companies or accounts managed by the Managers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the LifeStyle Portfolios.


On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or subadviser), the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a

Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to a Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

The Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager where, in the judgment of the Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Manager, and if there is in effect a written contract between the Manager and the Trust expressly permitting the affiliated broker-dealer or the Manager to receive and retain such compensation. The Agreement provides that the Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or the Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of the Manager as of March 31, 2005: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited (SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp., ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.


Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

For the fiscal year ended December 31, 2004, the LifeStyle Portfolios did not pay any brokerage commissions.

For the fiscal year ended December 31, 2004, the LifeStyle Portfolio did not pay any affiliated brokerage commissions.

The Manager may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the LifeStyle Portfolios. Under these programs, the participating broker-dealers will return to the LifeStyle Portfolios a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of that Portfolio. These commission recapture payments benefit the LifeStyle Portfolios, and not the Manager.

During the fiscal year ended December 31, 2004, none of the LifeStyle Portfolios acquired securities of their regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the LifeStyle Portfolios.

                                 NET ASSET VALUE

As noted in the Prospectus, the net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio's shares could be indirectly affected. As a general matter, the LifeStyle Portfolios do not invest directly in securities. However, the following information describes the calculation of NAV for the Underlying Funds and the LifeStyle Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and therefore assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See the "Net Asset Value" section of the Prospectus. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of the foreign securities traded on an exchange outside the United States is generally based upon its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days which the NYSE is not open. Consequently, the calculation of an Underlying Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.


If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.


Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.


Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                             PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the portfolios of the Trust, and the total return of the portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the portfolio offers its shares.

Quotations of yield for the portfolios of the Trust will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2 [((a-b)/cd + 1)(TO THE POWER OF ^6) - 1]

where,

     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio of the Trust will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T) ^(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following are the Portfolios' average annual total returns for the periods indicated for each year ended December 31:


                                                                                        SINCE      DATE OF
PORTFOLIO                                        1 YEAR      5 YEARS      10 YEARS    INCEPTION   INCEPTION
--------------------------------------------- ----------- ------------ ------------ ------------- ---------
ING LifeStyle Moderate Portfolio                   --          --           --           8.86%      5/3/04
ING LifeStyle Moderate Growth Portfolio            --          --           --          10.48%      5/3/04
ING LifeStyle Growth Portfolio                     --          --           --          11.72%      5/3/04
ING LifeStyle Aggressive Growth Portfolio          --          --           --          13.03%      5/3/04


Performance information for a portfolio of the Trust may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index and the Merrill Lynch U.S. High Yield BB-B Rated Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including
(i) the ranking of any LifeStyle Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a portfolio of the Trust (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a portfolio of the Trust, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a portfolio is intended, based upon each portfolio's investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a portfolio of the Trust will not take into account charges and deductions against any Separate Accounts to which the portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any portfolio of the Trust reflects only the performance of a hypothetical investment in the portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES

Shares of the LifeStyle Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the LifeStyle Portfolios' Manager and its affiliates.

Each Portfolio intends to qualify, and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following
(1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

The LifeStyle Portfolios must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.


For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.


If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts and by certain qualified pension plans. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies by the Underlying Funds, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the LifeStyle Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments -- Underlying Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in Underlying Funds that invest in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such LifeStyle Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Certain Underlying Funds may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. An Underlying Fund investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of an Underlying Fund making such investments. Owners of Variable Contracts investing in LifeStyle Portfolios that invest in such an Underlying Fund would indirectly bear the cost of these taxes and interest charges. In certain cases, an Underlying Fund that invests in PFICs may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Underlying Fund. However, no assurance can be given that such elections can or will be made.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the LifeStyle Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION


The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 51 different investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a portfolio of the Trust, each shareholder is entitled to receive his or her PRO RATA share of the net assets of that portfolio. All of the LifeStyle Portfolios discussed in this SAI are diversified.


On May 1, 2003, the Trust's name was changed to the ING Investors Trust. Prior to that date on January 31, 1992, the name of the Trust was changed to The GCG Trust from The Specialty Managers Trust.

VOTING RIGHTS

Shareholders of the Lifestyle Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

PURCHASE OF SHARES

Shares of the Lifestyle Portfolios may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose separate account invests in a LifeStyle Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.

If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

EXCHANGES

Shares of the same class of any one portfolio of the Trust may be exchanged for shares of the same class of any of the other investment portfolios of the Trust. Exchanges are treated as a redemption of shares of one portfolio of the Trust and a purchase of shares of one or more of the other portfolios of the Trust and are effected at the respective NAVs per share of each portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in a portfolio of the Trust.

The Trust reserves the right to discontinue offering shares of one or more portfolios at any time. In the event that a portfolio ceases offering its shares, any investments allocated by an insurance company to such portfolio will be invested in the Liquid Assets of the Trust or any successor to such portfolio.

CUSTODIAN

The Bank of New York, One Wall Street, New York, NY, 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for the LifeStyle Portfolios.

TRANSFER AGENT


DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121, serves as the transfer agent and dividend-paying agent to the LifeStyle Portfolios.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 99 High Street Boston, MA 02110, has been appointed as the Trust's independent registered public accounting firm. KPMG LLP audits the financial statements of the Trust and provides other audit, tax, and related services.




LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


Financial statements for the Portfolios for the fiscal year ended December 31, 2004 are included in the LifeStyle Portfolios' Annual Report and are incorporated by reference in this SAI and may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258,
(800)-992-0180.

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

        DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND
                                  INSTRUMENTS:

     Moody's ratings for municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

           DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

     PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION   OF  S&P'S  RATINGS  FOR  DEMAND   OBLIGATIONS   AND  TAX-EXEMPT
COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                   APPENDIX B
                             PROXY VOTING PROCEDURES

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

         A.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

               If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

               4.   Referrals to a Fund's Valuation and Proxy Voting Committee

               A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

               The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.     REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

               In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

               For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

               The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice
                               President of ING Investments, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager -
                               Special Projects, ING Funds Services, LLC

Maria Anderson                 Vice President of Fund Compliance, ING Funds
                               Services, LLC

Michael J. Roland              Executive Vice President and Chief Financial
                               Officer of ING Investments, LLC; Vice President,
                               ING Life Insurance and Annuity Company; and
                               Assistant Secretary, Directed Services, Inc.

Todd Modic                     Vice President of Financial Reporting - Fund
                               Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.       THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     (2)    Only if the director's legal expenses would be covered.

2.       PROXY CONTESTS
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.       AUDITORS
RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.       PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.       TENDER OFFER DEFENSES

POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.       MISCELLANEOUS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -   If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.       CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.       EXECUTIVE AND DIRECTOR COMPENSATION
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES
     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.       STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.      MERGERS AND CORPORATE RESTRUCTURINGS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.      MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.      SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.      GLOBAL PROXIES
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
     -   the opening of the shareholder meeting

     -   that the meeting has been convened under local regulatory requirements
     -   the presence of quorum
     -   the agenda for the shareholder meeting
     -   the election of the chair of the meeting
     -   the appointment of shareholders to co-sign the minutes of the meeting
     -   regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -   the allowance of questions
     -   the publication of minutes
     -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES
Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
     -   it is editorial in nature;
     -   shareholder rights are protected;
     -   there is negligible or positive impact on shareholder value;
     -   management provides adequate reasons for the amendments; or
     -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
     - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
     - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

(a)      (1)   Amended and Restated Agreement and Declaration of Trust dated
               February 26, 2002 (17)

         (2) Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

         (3) Amendment #2 dated May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

         (4) Amendment #3 dated June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

         (5) Amendment #4 dated June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

         (6) Amendment #5 dated August 25, 2003 to the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

         (7) Amendment #6 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

         (8) Amendment #7 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

         (9) Amendment #9 dated November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

         (10) Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

         (11) Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

         (12) Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

         (13) Amendment #13, dated August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust - filed herein

         (14) Amendment #14, dated August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust - filed herein

         (15) Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust - filed herein

         (16) Amendment #16 dated November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust - filed herein

         (17) Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust - filed herein

         (18) Amendment #18 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust - filed herein

         (19) Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust - filed herein

(b)      By-laws (1)

(c)      Instruments Defining Rights of Security Holders (1)

(d)      (1)   (A)   Management Agreement dated October 24, 1997 as amended May
                     24, 2002 (22)

                          (i)   Amended Schedule A - filed herein

                          (ii) Amended Schedule B Compensation for Services to Series - filed herein

               (B) Investment Management Agreement dated August 21, 2003 for ING American Funds Growth, ING American Funds International, and ING American Funds Growth-Income Portfolios (20)

                       (i) First Amendment to Investment Management Agreement effective September 2, 2004 - filed herein

               (C) Investment Management Agreement dated February 25, 2004 for ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio - (24)

                       (i) First Amendment to Management Agreement effective September 2, 2004 - filed herein

               (D) Investment Management Agreement dated May 2, 2005 with respect to ING FMR(SM) Earnings Growth Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Marsico International Opportunities Portfolio, and ING MFS Utilities Portfolio - filed herein

         (2)   Portfolio Management Agreements

               (A) Portfolio Management Agreement with T. Rowe Price Associates, Inc. dated October 24, 1997 (2)

                       (i) Schedule A to Portfolio Management Agreement - filed herein

                       (ii) Amended Schedule B Compensation for Services to Series - filed herein

                       (iii) Amendment to Portfolio Manager Agreement with T.
                             Rowe Price Associates, Inc. (11)

                       (iv) Second Amendment dated September 1, 2003 to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. (22)

               (B) Portfolio Management Agreement with Eagle Asset Management, Inc. (2)

                       (i)   Schedule A - filed herein

                       (ii) First Amendment dated September 1, 2003 to Portfolio Manager Agreement with Eagle Asset Management, Inc. (22)

               (C) Form of Amended and Restated Portfolio Management Agreement with Massachusetts Financial Services Company dated [ ] - filed herein

                       (i) Termination Letter with regard to ING MFS Research Portfolio dated September 8, 2004 - filed herein

               (D) Portfolio Management Agreement with Baring International Investment Limited dated March 31, 2005 - filed herein

               (E) Portfolio Management Agreement with A I M Capital Management, Inc. (1)

                       (i)   Schedule A - filed herein

                       (ii)  Amended Schedule B (22)

                       (iii) Amendment No. 1 to Sub-Advisory Agreement effective
                             January 3, 2000 (9)

                       (iv) Amendment #2 effective April 14, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. (20)

                       (v) Third Amendment effective July 1, 2003 to Sub-advisory Agreement with AIM Capital Management, Inc. (22)

                       (vi) Fourth Amendment effective September 1, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. (22)

               (F) Portfolio Management Agreement with Alliance Capital Management L.P. dated February 26, 1999 (1)

                       (i)   Schedule A - filed herein

                       (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Alliance Capital Management, L.P. (22)

               (G) Portfolio Management Agreement with Salomon Brothers Asset Management Inc. dated February 1, 2000 (20)

                       (i)   Schedule A - filed herein

                       (ii) Amended Schedule B Compensation for Services to Series (22)

                       (iii) Amendment dated January 1, 2002 to Portfolio
                             Management Agreement with Salomon Brothers Asset Management Inc. (11)

                       (i) Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Salomon Brothers Asset Management, Inc. (22)

               (H) Portfolio Management Agreement with Capital Guardian Trust Company dated January 28, 2000 (9)

                       (i)   Schedule A - filed herein

                       (ii)  Schedule B - filed herein

                       (iii) Form of First Amendment dated September 1, 2003 to
                             Portfolio Management Agreement with Capital
                             Guardian Trust Company (20)

               (I) Form of Amended and Restated Portfolio Management Agreement with Fidelity Management & Research Company dated May 2, 2005 - filed herein

               (J) Portfolio Management Agreement with Goldman Sachs & Company dated May 1, 2001 (18)

                       (i) Assumption Agreement between Goldman Sachs & Co. and Goldman Sachs Asset Management, L.P. dated June 10, 2003 (18)

                       (ii) Form of First Amendment dated July 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company (20)

                       (iii) Form of Second Amendment dated September 1, 2003 to
                             Portfolio Management Agreement with Goldman Sachs & Company (20)

                       (iv) Amended Schedule B Compensation for Services to Series - filed herein

               (K) Portfolio Management Agreement with Pacific Investment Management Company, LLC dated April 30, 2001 (18)

                       (i) Amended Schedule A to Portfolio Management Agreement with

                             Pacific Investment Management Company, LLC (20)

                       (ii) Amended Schedule B Compensation for Services to Series - filed herein

                       (iii) Form of First Amendment dated September 1, 2003 to
                             Portfolio Management Agreement with Pacific
                             Investment Management Company, LLC (20)

               (L) Portfolio Management Agreement with Morgan Stanley Investment Management Inc. dated May 1, 2002 (18)

                       (i)   Schedule A - filed herein

                       (ii)  Schedule B - filed herein

                       (iii) Form of First Amendment dated September 1, 2003 to
                             Portfolio Management Agreement with Morgan Stanley Investment Management, Inc. (20)

                       (iv) Sub-Advisory Agreement dated December 1, 2003 between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited
                             (22)

               (M) Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. dated March 26, 2002 (18)

                       (i)   Schedule A -- filed herein

                       (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. (22)

                       (iii) Assumption letter dated October 28, 2003, to
                             Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. (23)

               (N) Portfolio Management Agreement with Janus Capital Management LLC April 3, 2002 (18)

                       (i)   Schedule A - filed herein

                       (ii) Schedule B - Compensation for Services to Series - filed herein

                       (iii) First Amendment effective July 1, 2003 to Portfolio
                             Management Agreement between Janus Capital
                             Management LLC (23)

                       (iv) Second Amendment dated September 1, 2003 with respect to the Portfolio Management Agreement with Janus Capital Management LLC (23)

                       (iv) Termination Letter with respect to the Portfolio Management Agreement between Janus Capital Management LLC and Registrant regarding ING Janus Growth and Income Portfolio (23)

               (O) Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. dated May 1, 2003 (20)

                       (i) Schedule B - Compensation for Services to Series - filed herein

                       (ii) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. (20)

               (P) Form of Amended and Restated Portfolio Management Agreement with Marsico Capital Management, LLC dated [ ] - filed herein

               (Q) Sub-Advisory Agreement with Julius Baer Investment Management LLC dated September 2, 2003 (19)

               (R) Sub-Advisory Agreement with Aeltus Investment Management, Inc. dated August 1, 2003 (22)

                       (i) Amended Schedule A with respect to the Sub-Advisory Agreement between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

                       (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Aeltus Investment Management, Inc. (22)

               (S) Portfolio Management Agreement with Jennison Associates, LLC dated July 31, 2002 (20)

                       (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement between Jennison Associates, LLC (22)

               (T) Portfolio Management Agreement with Fund Asset Management, L.P. dated May 1, 2002 (20)

                       (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Fund Asset Management, L.P. (22)

               (U) Portfolio Management Agreement with Evergreen Investment Management Company, LLC for ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio dated May 3, 2004 (24)

               (V) Portfolio Management Agreement with Legg Mason Funds Management, Inc. dated May 3, 2004 - filed herein

               (W) Portfolio Management Agreement with ING Investment Management Advisors B.V., dated March 1, 2004 (23)

                       (i) Amended Schedule A with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

                       (ii) Amended Schedule B, Compensation for Services to the Series, with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

                       (iii) Termination Letter with respect to the Portfolio
                             Management Agreement between ING Investment
                             Management Advisors B.V dated February 25, 2005 -filed herein

               (X) Portfolio Management Agreement with Pioneer Investment Management, Inc. dated April 29, 2005 - filed herein

               (Y) Portfolio Management Agreement with OppenheimerFunds, Inc. dated November 8, 2004 - filed herein

         (3)   (A)   Administrative Services Sub-Contract between DSI, Inc. and
                     ING Funds Services, LLC dated January 2, 2003 (18)

                       (i) Amended Schedule A to Administrative Services Sub-Contract between DSI, Inc. and ING Funds Services, LLC - filed herein

               (B) Administrative and Shareholder Service Agreement dated September 27, 2000 by and between Directed Services, Inc. and Security Life of Denver Insurance Company - *

               (C) Administrative and Shareholder Service Agreement dated December 11, 2000 by and between Directed Services, Inc. and Southland Life Insurance Company (13)

               (D) Amended and Restated Administration Agreement dated August 21, 2003 as amended and restated May 2, 2005, between ING Investors Trust and ING Funds Services, LLC for ING American Funds Growth, ING American Funds International, ING American Funds Growth-Income, ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios - filed herein

               (E) Administration Agreement dated May 3, 2004 between ING Investors Trust and ING Funds Services, LLC for the LifeStyle Portfolios (24)

(e)      (1)   Amended and Restated Distribution Agreement dated June 14, 1996, as Amended and Restated February 26, 2002 (17)

               (A) Amendment to Amended and Restated Distribution Agreement as of October 1, 2003 - filed herein

               (B) Amended Schedule A effective May 2, 2005 Schedule of Series with respect to ING Investors Trust Amended and Restated Distribution Agreement - filed herein

         (2) Distribution Agreement dated August 21, 2003 between ING Investors Trust and Directed Services, Inc. (20)

               (A) Amendment dated October 1, 2003 to Distribution Agreement dated August 21, 2003 - filed herein

               (B) Amended Schedule A to Distribution Agreement for the American Funds Portfolios and LifeStyle Portfolios (24)

         (3) Distribution Agreement dated May 2, 2005 between ING Investors Trust and Directed Services, Inc. with respect to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, Marsico International Opportunities, and ING MFS Utilities Portfolios - filed herein

(f)      Not Applicable

(g)      (1)   Custody Agreement with The Bank of New York dated January 6, 2003
               (19)

                 (i)   Amended Exhibit A to Custody Agreement - filed herein

         (2)   Foreign Custody Manager Agreement dated January 6, 2003 (20)

                     (i) Amended Exhibit A to the Foreign Custody Agreement - filed herein

         (3) Fund Accounting Agreement with Bank of New York dated January 6, 2003 (22)

                     (i) Amended Exhibit A to Fund Accounting Agreement - filed herein

(h)      (1)   (A)     Amended and Restated Shareholder Servicing Agreement for
                       ING Investors Trust April 29, 2005 - filed herein

                     (i) Form of Amended Schedule A Schedule of Series with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc. - filed herein

               (B) Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc. with respect to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios - filed herein

               (C) Third Party Brokerage Agreement dated March 1, 2002 between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust - filed herein

               (D) Securities Lending Agreement and Guaranty with The Bank of New York and Schedule I dated August 7, 2003
                          (22)

                          (i) Form of Letter to Bank of New York and Amended Exhibit A - filed herein

                          (ii) Global Securities Lending Supplement - filed herein

         (2)   (A)        Organizational Agreement for Golden American Life
                          Insurance Company (1)

                          (i) Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

                          (ii) Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)

                          (iii) Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

                          (iv) Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series (14)

                          (v) Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

                          (vi)   Addendum dated August 19, 1997 to the
                                 Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

                          (vii) Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series
                                 (9)

                          (viii) Addendum dated June 15, 1999 to the
                                 Organizational Agreement adding Investors
                                 Series, All Cap Series and the Large Cap Growth Series (9)

                          (ix)   Addendum dated May 18, 2000 to the
                                 Organizational Agreement adding Diversified
                                 Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

                          (x) Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

                          (xi) Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

                          (xii) Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

               (B) Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

                          (i) Assignment Agreement for Organizational Agreement
                              (for The Mutual Benefit Life Insurance Company)
                              (1)

         (3)   (A)   Settlement Agreement for Golden American Life Insurance
                     Company (1)

               (B)   Assignment Agreement for Settlement Agreement (2)

               (C) Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

               (D)   Assignment Agreement for Settlement Agreement (1)

         (4)   (A)   Indemnification Agreement dated March 20, 1991 between The
                     Specialty Managers Trust and Directed Services, Inc. (1)

               (B) Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A - filed herein

                     (i) Form of Schedule A with respect to Indemnification
                         Agreement

         (5)   (A)   Participation Agreement dated April 30, 2003 among ING Life
                     Insurance and Annuity Company, The GCG Trust (renamed ING
                     Investors Trust effective May 1, 2003) and Directed
                     Services, Inc. (18)

               (B) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

                       (i) Form of First Amendment to Participation Agreement dated May 2004 - filed herein

               (C) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company of New York, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

                       (i) Form of First Amendment to Participation Agreement dated May 2004 - filed herein

               (D) Participation Agreement dated May 1, 2003 among Golden American Life Insurance Company, The GCG Trust and Directed Services, Inc. (22)

               (E) Form of Participation Agreement among Equitable Life Insurance Company of Iowa, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (17)

               (F) Form of Participation Agreement dated May 1, 2004 among Security Life of Denver, The GCG Trust (renamed ING Investors Trust effective May 1, 2003), and Directed Services, Inc. (17)

                         (i) Amendment to Private Placement Participation
                             Agreement dated June 27, 2003 (22)

               (G) Form of Participation Agreement among Southland Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003), and Directed Services, Inc.
                     (17)

               (H) Participation Agreement dated May 1, 2003 among United Life and Annuity Insurance Co., ING Investors Trust, and Directed Services, Inc (22)

               (I) Form of Fund Participation Agreement dated September 2, 2003 among Golden American Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, Directed Services Inc., American Funds Insurance Series, and Capital Research and Management Company. (20)

               (J) Participation Agreement among ING Investors Trust (formerly, The GCG Trust), Directed Services, Inc., and Security Equity Life Insurance Company (22)

                          (i) Assignment of and Amendment #1 to Participation Agreement Among ING Investors Trust, Directed Services, Inc., and Security Equity Life Insurance Company dated October 13, 1994 (22)

               (K) Form of Fund Participation Agreement dated September 2, 2003, as amended and restated April 2004 among ING USA Annuity and Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, American Funds Insurance Series, and Capital Research and Management Company - filed herein

               (L) Form of Participation Agreement Among ING Investors Trust and ING Insurance Company of America and Directed Services, Inc. dated January 2005 - filed herein

         (6)   (A)   Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc. regarding ING American Funds Growth,
                     ING American Funds International and ING American Funds
                     Growth-Income Portfolios (20)

                       (i) Amended and Restated Exhibit A to Agency Agreement dated / / *

         (7)   (A)   Allocation Agreement dated May 24, 2002 - Fidelity Bond
                     (23)

                     (i) Amended Schedule A with respect to the Allocation Agreement - Blanket Bond (23)

               (B) Allocation Agreement dated May 24, 2002 - Directors & Officers Liability (23)

                       (i) Amended Schedule A with respect to the Allocation
                           Agreement - Directors and Officers Liability (23)

               (C)   Proxy Agent Fee Allocation Agreement made August 21, 2003
                     (23)

                       (i) Amended Schedule A with respect to the Proxy Agent
                           Fee Allocation Agreement (23)

               (D) FT Interactive Fee Allocation Agreement made August 21, 2003 (23)

                           (i) Amended Schedule A with respect to the FT Interactive Fee Allocation Agreement (23)

                           (ii) Form of Amended Schedule C with respect to the FT Interactive Data Services Agreement (24)

         (8)         Form of Investment Company Institute Fee Allocation
                     Agreement (23)

         (9) Form of Securities Class Action Services Fee Allocation Agreement (23)

         (10)  (A)   Amended and Restated Expense Limitation Agreement dated
                     February 1, 2005 between ING Investments, LLC and ING
                     Investors Trust with respect to ING LifeStyle Moderate
                     Portfolio, ING LifeStyle Moderate Growth Portfolio, ING
                     LifeStyle Growth Portfolio, and ING LifeStyle Aggressive
                     Growth Portfolio -- filed herein

                     (i) Form of Amended Schedule A to the Amended and Restated Expense Limitation Agreement ING Investors Trust Operating Expense Limits

               (B) Expense Limitation Agreement dated February 1, 2005 between Directed Services, Inc. and ING Investors Trust with respect to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios - filed herein

               (C) Expense Limitation Agreement dated January 1, 2005 between Directed Services, Inc. and ING Investors Trust with respect to ING Goldman Sachs Tollkeeper(SM) Portfolio -- filed herein

                           (i) Amended Schedule A to Amended and Restated Expense Limitation Agreement - filed herein

                           (ii) Expense Limitation Letter Agreement dated January 1, 2005 to the Expense Limitation Agreement dated January 1, 2005 with regard to ING Goldman Sachs Tollkeeper(SM) Portfolio - filed herein

(i)      (1)   Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to the Class R shares (18)

         (2) Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to ING American Funds Growth, ING American Funds Growth-Income, and ING American Funds International Portfolios (19)

         (3) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING PIMCO High Yield and ING Stock Index Portfolios (20)

         (4) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING Evergreen Health Sciences, ING Evergreen Omega, ING Lifestyle Moderate, ING Lifestyle Aggressive Growth, ING Lifestyle Growth, and ING Lifestyle Moderate Growth Portfolios (24)

         (5) Opinion and Consent of Dechert, LLP regarding legality of the securities being registered with regard to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios - filed herein

(j)      (1)   Consent of KPMG, LLP - filed herein

(k)            Not Applicable

(1)            Initial Capital Agreement (1)

(m)            (1)   Distribution Plan dated November 5, 2003 (22)

                  (i) Form of Schedule A Schedule of Series with Respect to ING Investors Trust Distribution Plan - filed herein

                  (ii) Reduction in fee letter for Class A shares dated January 6, 2005 - filed herein

               (2) Amended and Restated Shareholder Service and Distribution Plan for Adviser Class (formerly, Retirement Class) dated January 6, 2005 - filed herein

                  (i) Reduction in fee letter for Adviser Class shares dated January 6, 2005 - filed herein

                  (ii) Amended Schedule A with respect to Shareholder Service and Distribution Plan - filed herein

               (3) ING Investors Trust Rule 12b-1 Distribution Plan for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth - Income Portfolio dated September 2, 2003 (20)

(n) Form of Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust - filed herein

(o)            Not Applicable

(p)            Codes of Ethics

               (1)   A I M Capital Management, Inc. Code of Ethics (17)

               (2)   The GCG Trust Code of Ethics (4)

               (3)   Fidelity Management & Research Company Code of Ethics (20)

               (4)   Janus Capital Corporation Code of Ethics (20)

               (5) ING Funds, ING Investments, LLC and ING Funds Distributor Code of Ethics (23)

               (6)   Goldman Sachs & Company Code of Ethics (20)

               (7) Pacific Investment Management Company Code of Ethics dated February 1, 2004 (22)

               (8)   Baring International Investment Limited Code of Ethics (11)

               (9)   T. Rowe Price Associates, Inc. Code of Ethics (20)

               (10)  Alliance Capital Management L.P. Code of Ethics (20)

               (11) J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc., Robert Fleming, Inc., J.P. Morgan Fleming Asset Management (London) Limited, JP International Management Limited's Code of Ethics (7)

               (12)  Marsico Capital Management, LLC Code of Ethics (16)

               (13)  Capital Guardian Trust Company Code of Ethics (17)

               (14)  Eagle Asset Management, Inc. Code of Ethics (17)

               (15)  ING Investment Management LLC Code of Ethics (17)

               (16)  Massachusetts Financial Services Company Code of Ethics
                     (17)

               (17)  Salomon Brothers Asset Management, Inc. Code of Ethics (17)

               (18)  UBS Global Asset Management (Americas) Inc. Code of Ethics
                     (17)

               (19)  American Funds Insurance Series Code of Ethics (20)

               (20)  Aeltus Investment Management, Inc. Code of Ethics (20)

               (21) Morgan Stanley Investment Management Inc. Code of Ethics dated August 16, 2002 (22)

               (22)  Evergreen Investment Management Company, LLC Code of Ethics
                     (24)

               (23) OppenheimerFunds Investments Inc. Code of Ethics - filed herein

----------
               *     To be filed by subsequent Post-Effective Amendment
               (1) Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.
               (2) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.
               (3) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.
               (4) Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.
               (5) Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.
               (6) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.

               (7) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.
               (8) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.
               (9) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.
               (10) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.
               (11) Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.
               (12) Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).
               (13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).
               (14) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.
               (15) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.
               (16) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.
               (17) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.
               (18) Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.
               (19) Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.
               (20) Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.
               (21) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.

               (22) Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.
               (23) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.
               (24) Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

Item 24.        Persons Controlled by or Under Control with Registrant.

     ING Investors Trust is a Massachusetts business trust for which separate financial statements are filed. As of March 31, 2005, ING USA Annuity and Life Insurance Company, Security Life Insurance Company of Denver, Reliastar Life Insurance Company, and ING Life Insurance and Annuity Company owned more than 25% of the Trust's outstanding voting securities, through direct ownership or through a separate account].

     ING USA and its insurance company affiliates are indirect wholly owned subsidiaries of ING Groep N.V.

     A list of persons directly or indirectly under common control with the ING Investors Trust is incorporated herein by reference to item 26 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 33-75988), as filed with the Securities and Exchange Commission on April 10, 2003.

Item 25.        Indemnification.

     Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

     Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

     The Trust has a management agreement with Directed Services Inc. ("DSI"), and the Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

     The Trust has a management agreement with ING Investments, LLC ("ING Investments") with respect to the LifeStyle and American Fund Portfolios. Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment's duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.        Business and Other Connections of Investment Adviser.

     Information as to the directors and officers of Directed Services, Inc. and ING Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of these advisers in the last two years, is included in their separate applications for registration as investment advisers on Form ADV (File No. 801-32675 and 801-48282, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

     Information as to the directors and officers of each sub-adviser to a Portfolio of the ING Investors Trust (or in the case of the LifeStyle Portfolios, each sub-adviser to the Underlying Funds), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of each sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

                SUB-ADVISER                                                FILE NUMBER
                -----------                                                -----------
                A I M Capital Management, Inc.                             801-15211
                Alliance Capital Management L.P.                           801-56720
                Baring International Investment Limited                    801-15160
                Capital Guardian Trust Company                             801-60145
                Eagle Asset Management, Inc.                               801-21343
                Evergreen Investment Management Company, LLC               801-8327
                Fidelity Management & Research Company                     801-07884
                Goldman Sachs Asset Management L.P.                        801-16048
                ING Investment Management Co.                              801-9046
                Janus Capital Management LLC                               801-13991
                Jennison Associates LLC                                    801-05608
                J.P. Morgan Investment Management Inc.                     801-21011
                Julius Baer Investment Management, Inc.                    801-18766
                Legg Mason Funds Management, Inc.                          801-57714
                Marsico Capital Management, LLC                            801-54914
                Massachusetts Financial Services Company                   801-17352
                Mercury Advisors                                           801-12485
                OppenheimerFunds, Inc.                                     801-8253
                Pacific Investment Management                              801-48187
                Pioneer Investment Management, Inc.                        801-8255
                Salomon Brothers Asset Management, Inc.                    801-32046
                T. Rowe Price Associates, Inc.                             801-00856
                UBS Global Asset Management (Americas) Inc.                801-34910
                Van Kampen                                                 801-15757

Item 27.        Principal Underwriters.

                (a) Directed Services, Inc. serves as Distributor of Shares of ING Investors Trust.

                (b) Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

                (c)   Not Applicable (Underwriter Receives No Compensation)

Item 28.        Location of Accounts and Records.

                All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Investors Trust, (b) the Investment Advisers (c) Distributor, (d) the Custodian, (e) the Transfer Agent, (f) the Sub-advisers, and (g) Sub-administrator. The address of each is as follows:

                (a)   ING Investors Trust
                      7337 East Doubletree Ranch Road
                      Scottsdale, AZ 85258

                (b)   Directed Services, Inc.
                      1475 Dunwoody Drive
                      West Chester, PA 19380

                      ING Investments, LLC
                      7337 East Doubletree Ranch Road
                      Scottsdale, AZ 85258
                      (for ING American Funds Growth, ING American Funds
                         International, ING American Funds Growth-Income Portfolios, and LifeStyle Portfolios only)

                (c)   Directed Services, Inc.
                      1475 Dunwoody Drive
                      West Chester, PA 19380

                (d)   Bank of New York
                      One Wall Street
                      New York, NY 10286

                (e)   Directed Services, Inc.
                      1475 Dunwoody Drive
                      West Chester, PA 19380

                      DST Systems, Inc.
                      P.O. Box 419368
                      Kansas City, MO 64141

                (f)   A I M Capital Management, Inc.
                      11 Greenway Plaza, STE 100
                      Houston, TX 77046

                      Alliance Capital Management L.P.
                      1345 Avenue of the Americas
                      New York, NY 10105

                      Baring International Investment Limited
                      155 Bishopsgate
                      London, England

                      Capital Guardian Trust Company
                      333 South Hope Street
                      Los Angeles, CA 90071

                      Eagle Asset Management, Inc.
                      880 Carillon Parkway
                      St. Petersburg, FL 33716

                      Evergreen Investment Management, LLC
                      200 Berkeley Street
                      Boston, MA 02116

                      Fidelity Management & Research Company
                      82 Devonshire Street
                      Boston, MA 02109

                      Goldman Sachs Asset Management, L.P.
                      85 Broad Street
                      New York, NY 10004

                      ING Investment Management Co.
                      230 Park Avenue
                      New York, NY 10169

                      Janus Capital Management LLC
                      100 Fillmore Street
                      Denver, CO 80206

                      Jennison Associates LLC
                      466 Lexington Avenue
                      New York, NY 10017

                      J.P. Morgan Investment Management Inc.
                      522 Fifth Avenue
                      New York, NY 10036

                      Julius Baer Investment Management LLC
                      330 Madison Avenue, 12th Floor
                      New York, NY 10017

                      Legg Mason Funds Management, Inc.
                      100 Light Street
                      Baltimore, MD 21202

                      Marsico Capital Management, LLC
                      1200 Seventeenth Street, Suite 1300
                      Denver, CO 80202

                      Massachusetts Financial Services Company
                      500 Boylston Street
                      Boston, MA 02116

                      Mercury Advisors
                      800 Scudder Mill Road
                      Plainsboro, NJ 08536

                      OppenheimerFunds, Inc.
                      Two World Financial Center
                      225 Liberty St.
                      New York, NY 10281 - 1008

                      Pacific Investment Management Company LLC
                      840 Newport Center Drive, Suite 300
                      Newport Beach, CA 92660

                      Pioneer Investment Management, Inc.
                      60 State Street
                      Boston, MA 02109

                      Salomon Brothers Asset Management, Inc.
                      399 Park Avenue
                      New York, NY 10022

                      T. Rowe Price Associates, Inc.
                      100 East Pratt Street
                      Baltimore, MD 21202

                      UBS Global Asset Management (Americas) Inc.
                      One North Wacker Drive
                      Chicago, IL 60606

                      Van Kampen
                      1221 Avenue of the Americas
                      New York, NY 10020

                (g)   ING Funds Services, LLC
                      7337 East Doubletree Ranch Road
                      Scottsdale, AZ 85258

Item 29.        Management Services.

                There are no management-related service contracts not discussed in Part A or Part B.

Item 30.        Undertakings

                Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the securities act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 11th day of April, 2005.


                                             ING INVESTORS TRUST


                                             /s/ Huey P. Falgout, Jr.
                                             ------------------------
                                             Huey P. Falgout, Jr.
                                             Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                   SIGNATURE                               TITLE                                       DATE
                   ---------                               -----                                       ----
              /s/ John G. Turner*                          Trustee and Chairman          )        April 11, 2005
-------------------------------------------------
                 John G. Turner                                                          )
                                                                                         )
                                                           President and Chief           )        April 11, 2005
             /s/ James M. Hennessy*                        Executive Officer             )
-------------------------------------------------
               James M. Hennessy                                                         )
                                                           Executive Vice President      )        April 11, 2005
             /s/ Michael J. Roland*                                                      )
-------------------------------------------------
               Michael J. Roland                                                         )


                                                           Senior Vice President         )
                                                           Chief/Principal Financial     )        April 11, 2005
                                                           Officer and Assistant         )
                 /s/ Todd Modic                            Secretary                     )
-------------------------------------------------
                   Todd Modic


                                                                                         )
                /s/ John Boyer*                            Trustee                       )        April 11, 2005
-------------------------------------------------
                   John Boyer                                                            )
                                                                                         )

             /s/ J. Michael Earley*                        Trustee                       )        April 11, 2005
-------------------------------------------------
               J. Michael Earley                                                         )

                                                                                         )
           /s/ R. Barbara Gitenstein*                      Trustee                       )        April 11, 2005
-------------------------------------------------
             R. Barbara Gitenstein                                                       )


               /s/ Patrick Kenny*                          Trustee                       )        April 11, 2005
-------------------------------------------------
                 Patrick Kenny                                                           )


            /s/ Walter H. May, Jr. *                       Trustee                       )        April 11, 2005
-------------------------------------------------
               Walter H. May, Jr.                                                        )

                                                                                         )
            /s/ Thomas J. McInerney*                       Trustee                       )        April 11, 2005
-------------------------------------------------
              Thomas J. McInerney                                                        )

                                                                                         )
                /s/ Jock Patton*                           Trustee                       )        April 11, 2005
-------------------------------------------------
                  Jock Patton                                                            )

                                                                                         )
             /s/ David W.C. Putnam*                        Trustee                       )        April 11, 2005
-------------------------------------------------
               David W.C. Putnam                                                         )


             /s/ Roger B. Vincent*                         Trustee                       )        April 11, 2005
-------------------------------------------------
                Roger B. Vincent                                                         )

                                                                                         )
           /s/ Richard A. Wedemeyer*                       Trustee                       )        April 11, 2005
-------------------------------------------------
              Richard A. Wedemeyer                                                       )


*By: /s/ Huey P. Falgout, Jr.
     ------------------------
     Huey P. Falgout, Jr.
     as Attorney-in-Fact**


** Pursuant to powers of attorney for John G. Turner, James M. Hennessy, Michael
J. Roland, John Boyer, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Jr., Thomas J. McInerney, Jock Patton, David W. C. Putnum, Roger B. Vincent, and Richard A. Wedemeyer dated January 1, 2005 and incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 27, 2005, File No. 033-23512.

                                  EXHIBIT LIST

a(13)             Amendment #13, dated August 1, 2004, to The Amended and
                  Restated Agreement and Declaration of Trust
a(14)             Amendment #14, dated August 6, 2004, to The Amended and
                  Restated Agreement and Declaration of Trust
a(15)             Amendment #15, dated September 3, 2004, to The Amended and
                  Restated Agreement and Declaration of Trust
a(16)             Amendment #16 dated November 8, 2004 to The Amended and
                  Restated Agreement and Declaration of Trust
a(17)             Amendment #17 effective February 1, 2005 to The Amended and
                  Restated Agreement and Declaration of Trust
a(18)             Amendment #18 effective May 2, 2005 to The Amended and
                  Restated Agreement and Declaration of Trust - filed herein
a(19)             Amendment #19 effective May 2, 2005 to The Amended and
                  Restated Agreement and Declaration of Trust
d(1)(A)(i)        Amended Schedule A -- Management Agreement dated October 24,
                  1997 as amended May 24, 2002
d(1)(A)(ii)       Form of Amended Schedule B -- Compensation for Services to
                  Series dated May 1, 2005 as amended May 24, 2002
d(1)(B)(i)        First Amendment to Investment Management Agreement effective
                  September 2, 2004 -- Investment Management Agreement dated
                  August 21, 2003 for ING American Funds Growth, ING American
                  Funds International, and ING American Funds Growth-Income
                  Portfolios
d(1)(C)(i)        First Amendment to Management Agreement effective September 2,
                  2004 -- Investment Management Agreement dated February 25,
                  2004 for ING LifeStyle Moderate Portfolio, ING LifeStyle
                  Moderate Growth Portfolio, ING LifeStyle Growth Portfolio and
                  ING LifeStyle Aggressive Growth Portfolio
d(1)(D)           Investment Management Agreement dated May 2, 2005 with respect to ING FMR(SM) Earnings Growth Portfolio, ING JPMorgan Value
                  Opportunities Portfolio, ING Marsico International
                  Opportunities Portfolio, and ING MFS Utilities Portfolio
d(2)(A)(i)        Schedule A to Portfolio Management Agreement -- Portfolio
                  Management Agreement with T. Rowe Price Associates, Inc. dated
                  October 24, 1997
d(2)(A)(ii)       Amended Schedule B Compensation for Services to Series --
                  Portfolio Management Agreement with T. Rowe Price Associates,
                  Inc. dated October 24, 1997
d(2)(B)(i)        Schedule A -- Portfolio Management Agreement with Eagle Asset
                  Management, Inc
d(2)(C)(i)        Termination Letter with regard to ING MFS Research Portfolio dated September 8, 2004 -- Form of Amended and Restated
                  Portfolio Management Agreement with Massachusetts Financial
                  Services Company dated [ ]
d(2)(E)(i)        Schedule A -- Portfolio Management Agreement with A I M
                  Capital Management, Inc
d(2)(F)(i)        Schedule A -- Portfolio Management Agreement with Alliance
                  Capital Management L.P. dated February 26, 1999
d(2)(G)(i)        Schedule A -- Portfolio Management Agreement with Salomon
                  Brothers Asset Management Inc. dated February 1, 2000
d(2)(H)(i)        Schedule A -- Portfolio Management Agreement with Capital
                  Guardian Trust

                  Company dated January 28, 2000
d(2)(H)(ii)       Schedule B -- Portfolio Management Agreement with Capital
                  Guardian Trust Company dated January 28, 2000
d(2)(I)           Form of Amended and Restated Portfolio Management Agreement
                  with Fidelity Management & Research Company dated May 2, 2005
d(2)(J)(iv)       Amended Schedule B Compensation for Services to Series --
                  Portfolio Management Agreement with Goldman Sachs & Company dated May 1, 2001
d(2)(K)(ii)       Amended Schedule B Compensation for Services to Series --
                  Portfolio Management Agreement with Pacific Investment
                  Management Company, LLC dated April 30, 2001
d(2)(L)(i)        Schedule A -- Portfolio Management Agreement with Morgan
                  Stanley Investment Management Inc. dated May 1, 2002 --
d(2)(L)(ii)       Schedule B -- Portfolio Management Agreement with Morgan
                  Stanley Investment Management Inc. dated May 1, 2002
d(2)(M)(i)        Schedule A -- Portfolio Management Agreement with J.P. Morgan
                  Fleming Asset Management (USA), Inc. dated March 26, 2002
d(2)(N)(i)        Schedule A -- Portfolio Management Agreement with Janus
                  Capital Management LLC April 3, 2002
d(2)(N)(ii)       Schedule B - Compensation for Services to Series -- Portfolio
                  Management Agreement with Janus Capital Management LLC April
                  3, 2002
d(2)(O)(i)        Schedule B - Compensation for Services to Series -- Portfolio
                  Management Agreement with UBS Global Asset Management
                  (Americas) Inc. dated May 1, 2003
d(2)(P)           Form of Amended and Restated Portfolio Management Agreement
                  with Marsico Capital Management, LLC dated [ ]
d(2)(V)           Portfolio Management Agreement with Legg Mason Funds
                  Management, Inc. dated May 3, 2004
d(2)(W)(iii)      Termination Letter with respect to the Portfolio Management
                  Agreement between ING Investment Management Advisors B.V dated
                  February 25, 2005
d(2)(X)           Portfolio Management Agreement with Pioneer Investment
                  Management, Inc. dated April 29, 2005
d(2)(Y)           Portfolio Management Agreement with OppenheimerFunds, Inc.
                  dated November 8, 2004
d(3)(A)(i)        Amended Schedule A to Administrative Services Sub-Contract
                  between DSI, Inc. and ING Funds Services, LLC
d(3)(D)           Amended and Restated Administration Agreement dated August 21,
                  2003 as amended and restated May 2, 2005, between ING
                  Investors Trust and ING Funds Services, LLC for ING American
                  Funds Growth, ING American Funds International, ING American
                  Funds Growth-Income, ING FMR(SM) Earnings Growth, ING JPMorgan
                  Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios
e(1)(A)           Amendment to Amended and Restated Distribution Agreement as of
                  October 1, 2003
e(1)(B)           Amended Schedule A effective May 2, 2005 Schedule of Series with respect to ING Investors Trust Amended and Restated
                  Distribution Agreement
e(2)(A)           Amendment dated October 1, 2003 to Distribution Agreement
                  dated August 21, 2003
e(3)              Distribution Agreement dated May 2, 2005 between ING Investors
                  Trust and Directed Services, Inc. with respect to ING FMR(SM)
                  Earnings Growth, ING JPMorgan Value Opportunities, Marsico
                  International Opportunities, and ING

                  MFS Utilities Portfolios
g(1)(i)           Amended Exhibit A to Custody Agreement
g(2)(i)           Amended Exhibit A to the Foreign Custody Agreement
g(3)(i)           Amended Exhibit A to Fund Accounting Agreement
h(1)(A)           Amended and Restated Shareholder Servicing Agreement for ING
                  Investors Trust April 29, 2005
h(1)(A)(i)        Form of Amended Schedule A Schedule of Series with respect to the Amended and Restated Shareholder Services Agreement
                  between ING Investors Trust and Directed Services, Inc.
h(1)(B)           Shareholder Services Agreement between ING Investors Trust and
                  Directed Services, Inc. with respect to ING FMR(SM) Earnings
                  Growth, ING JPMorgan Value Opportunities, ING Marsico
                  International Opportunities and ING MFS Utilities Portfolios
h(1)(C)           Third Party Brokerage Agreement dated March 1, 2002 between
                  The Citation Group of Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated and GCG Trust
h(1)(D)(i)        Form of Letter to Bank of New York and Amended Exhibit A
h(1)(D)(ii)       Global Securities Lending Supplement
h(4)(B)           Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A
h(4)(B)(i)        Form of Schedule A with respect to Indemnification Agreement
h(5)(B)(i)        Form of First Amendment to Participation Agreement dated May
                  2004
h(5)(C)(i)        Form of First Amendment to Participation Agreement dated May
                  2004
h(5)(K)           Form of Fund Participation Agreement dated September 2, 2003, as amended and restated April 2004 among ING USA Annuity and
                  Life Insurance Company, Reliastar Life Insurance Company of
                  New York, ING Investors Trust, ING Investments, LLC, American
                  Funds Insurance Series, and Capital Research and Management
                  Company
h(5)(L)           Form of Participation Agreement Among ING Investors Trust and
                  ING Insurance Company of America and Directed Services, Inc.
                  dated January 2005
h(10)(A)          Amended and Restated Expense Limitation Agreement dated
                  February 1, 2005 between ING Investments, LLC and ING
                  Investors Trust with respect to ING LifeStyle Moderate
                  Portfolio, ING LifeStyle Moderate Growth Portfolio, ING
                  LifeStyle Growth Portfolio, and ING LifeStyle Aggressive
                  Growth Portfolio
h(10)(A)(i)       Form of Amended Schedule A to the Amended and Restated Expense
                  Limitation Agreement ING Investors Trust Operating Expense
                  Limits
h(10)(B)          Expense Limitation Agreement dated February 1, 2005 between
                  Directed Services, Inc. and ING Investors Trust with respect to ING FMR(SM) Earnings Growth, ING JPMorgan Value
                  Opportunities, ING Marsico International Opportunities, and
                  ING MFS Utilities Portfolios
h(10)(C)          Expense Limitation Agreement dated January 1, 2005 between
                  Directed Services, Inc. and ING Investors Trust with respect to ING Goldman Sachs Tollkeeper(SM) Portfolio
h(10)(C)(i)       Amended Schedule A to Amended and Restated Expense Limitation
                  Agreement
h(10)(C)(ii)      Expense Limitation Letter Agreement dated January 1, 2005 to the Expense Limitation Agreement dated January 1, 2005 with regard to ING Goldman Sachs Tollkeeper(SM) Portfolio
i(5)              Opinion and Consent of Dechert, LLP regarding legality of the securities being registered with regard to ING FMR(SM)
                  Earnings Growth, ING JPMorgan Value

                  Opportunities, ING Marsico International Opportunities, ING
                  MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value
                  Portfolios
j(1)              Consent of KPMG, LLP
m(1)(i)           Form of Schedule A Schedule of Series with Respect to ING
                  Investors Trust Distribution Plan --
m(1)(ii)          Reduction in fee letter for Class A shares dated January 6,
                  2005
m(2)              Amended and Restated Shareholder Service and Distribution Plan
                  for Adviser Class (formerly, Retirement Class) dated January
                  6, 2005
m(2)(i)           Reduction in fee letter for Adviser Class shares dated January
                  6, 2005
m(2)(ii)          Amended Schedule A with respect to Shareholder Service and
                  Distribution Plan
n                 Form of Amended and Restated Multiple Class Plan Pursuant to
                  Rule 18f-3 for ING Investors Trust
p(23)             OppenheimerFunds Investments Inc. Code of Ethics